UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

Voya Funds Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Item 1. Reports to Stockholders.

(a)            The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

March 31, 2024

Classes A, C, I, R, R6 and W

Fixed-Income Funds

◼	Voya GNMA Income Fund	◼	Voya Short Duration High Income Fund
◼	Voya High Yield Bond Fund	◼	Voya Short Term Bond Fund
◼	Voya Intermediate Bond Fund	◼	Voya Strategic Income Opportunities Fund

Effective January 24, 2023, the U.S. Securities and Exchange Commission adopted rule and form amendments to require mutual funds to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information deemed important for investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Funds’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Benchmark Descriptions

Index	Description
ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index	The index is designed to track the performance of a synthetic asset paying London Interbank Offered Rate (“LIBOR”) to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day rate) and rolled into a new instrument.
ICE BofA 1-3 Year U.S. Treasury Index	The index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.
ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index	The index is a subset of ICE BofA U.S. Cash Pay High Yield Index including all securities with a remaining term to final maturity of less than 3 years and rated BB1 through BB3, inclusive. The index tracks the performance of US dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in US domestic market.
Bloomberg GNMA Index	An index comprised of all fixed security mortgage pools sponsored by GNMA, including GNMA Graduated Payment Mortgages.
Bloomberg High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg U.S. 1-3 Year Government/Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Bloomberg U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg U.S. Universal Bond Index	The index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

Voya GNMA Income Fund	Portfolio Managers’ Report

Voya GNMA Income Fund (the “Fund”) seeks a high level of current income consistent with liquidity and safety of principal through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government. The Fund is managed by Jeff Dutra and Justin McWhorter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub- Adviser.

Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Securities of some agencies and organizations are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. government agency or organization and are not direct obligations of the U.S. government.

Investment Type Allocation

as of March 31, 2024

(as a percentage of net assets)

U.S. Government Agency Obligations	77.5%
Collateralized Mortgage Obligations	42.8%
Commercial Mortgage-Backed Securities	3.0%
Asset-Backed Securities	0.1%
Liabilities in Excess of Other Assets*	(23.4)%
Net Assets	100.0%

*    Includes short-term investments.

  Portfolio holdings are subject to change daily.

Performance: For the year ended March 31, 2024, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.20%, compared to the Bloomberg GNMA Index (the “Index” or “Bloomberg GNMA”), which returned 1.65%, for the same period.

Portfolio Specifics: Excess performance of the Fund was largely driven by off-benchmark collateralized mortgage obligation (“CMO”) holdings. Detraction came in the form of duration exposure.

The NAV of the Fund decreased roughly 3.3%, driven primarily by price depreciation into the rate sell-off.

The Fund uses Treasury futures to hedge exposure to interest rate risk. The Fund had a mild overweight to duration for most of the year and the positioning detracted 0.35% for the fiscal year.

Current Strategy and Outlook: The landscape for agency mortgage-backed securities (“MBS”) and the U.S. housing market changed significantly in 2023. On a national level, home prices have been steadily increasing on a seasonally adjusted basis. While this trend offers a tailwind for home-owner equity, elevated interest-rate levels are keeping a lid on the level of cashout-refinancings. Currently, roughly 97% of the mortgage universe has no economic rate incentive to refinance according to Morgan Stanley’s Total Refinancable Index. Additionally, the combination of worsening housing affordability and declining housing inventory has led to lower turnover speeds. These factors combined have caused historically low prepayment speeds and very low organic net supply.

Monetary policy backdrop evolved from the previous year as the U.S. Federal Reserve finished its tightening campaign aimed at reducing inflation and is expecting three rate cuts in 2024 as of this writing. Since March of last year, the Fed has increased the Fed funds rate by 0.50% and interest rate curve has remained inverted throughout the year as measured by the spread between 2-year and 10-year Treasury rate. As of March 28, 2024, the difference between 2-year and 10-year rate is inverted by 42 basis points.

Going forward, the Fed will likely be data dependent when determining the timeline of easing monetary policy. Risk remains that inflation will continue to be elevated if both the labor market and economy runs hotter than expected. Our base case is that Treasury and mortgage rates should stabilize and rate volatility should decline as higher rates exert a cooling effect on the market. From a technical factors perspective, Banks’ demand for mortgage is linked to regulatory changes and interest rate curve. Until there’s more clarity for the Basel overhaul and a steeper curve, banks are unlikely to net add mortgages in size, in our view. However, we believe some banks might start selling lower coupon mortgages and rotate to higher coupon as recently produced mortgages increase yields and optimize balance sheets. From a fundamental factors perspective, the rate rally towards the end of 2023 led to faster than expected prepayment speed in newly issued, premium Veterans Affairs (VA) loans which was witnessed in early 2024 prepayment speeds on some GNMA pools. Otherwise, most prepayment speeds remain docile.

With the influences mentioned above, the Fund will continue to monitor changing trends in purchases and refinances and analyze how borrowers react to these changes.

Portfolio Managers’ Report	Voya GNMA Income Fund

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statement. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya GNMA Income Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2024
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-1.31%	-0.80%	0.68%
Class C(2)	-0.53%	-1.04%	0.33%
Class I	1.39%	—	1.23%
Class R6(3)	1.44%	—	1.23%
Class W	1.34%	-0.05%	1.19%
Excluding Sales Charge:
Class A	1.20%	-0.31%	0.93%
Class C	0.44%	-1.04%	0.33%
Class I	1.39%	—	1.23%
Class R6(3)	1.44%	—	1.23%
Class W	1.34%	-0.05%	1.19%
Bloomberg GNMA	1.65%	-0.28%	1.05%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya GNMA Income Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 2.50%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return. Class C shares automatically convert to Class A shares after eight years. Class C shares’ performance for the periods exceeding eight years include the first eight years of Class C share performance and Class A share performance thereafter.
(3)	Class R6 incepted on July 31, 2020. Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya High Yield Bond Fund

Voya High Yield Bond Fund (the “Fund”) seeks to provide investors with a high level of current income and total return. The Fund is managed by Mohamed Basma, CFA and Randall Parrish, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2024, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.89%, compared to the Bloomberg High Yield Bond — 2% Issuer Constrained Composite Index (the “Index” or “Bloomberg High Yield Bond — 2% Issuer Constrained Composite”), which returned 11.15%, for the same period.

Investment Type Allocation

as of March 31, 2024

(as a percentage of net assets)

Corporate Bonds/Notes	93.6%
Bank Loans	2.3%
Assets in Excess of Other Liabilities*	4.1%
Net Assets	100.0%

* Includes short-term investments.

  Portfolio holdings are subject to change daily.

Portfolio specifics: Despite initial concerns of a U.S. recession, risk assets performed well during the fiscal period on the back of strong economic growth and a healthy labor market, while inflationary pressures eased. A key driver was strong fiscal support that helped counteract monetary policy effects, residual consumer strength and steady corporate earnings. As a result, investor sentiment was underpinned by soft-landing optimism and a growing view that the U.S. Federal Reserve would begin cutting rates in the near term. The positive backdrop was constructive for high yield, as spreads moved tighter during the period, with the option-adjusted spread of the Bloomberg U.S. High Yield 2% Issuer Constrained Index tightening by 158 basis points (“bp”) to 299 bp. On a quality basis, risk appetite was strong, with lower-quality segments outperforming for the period. BB-, B- and CCC-rated bonds delivered respective returns of 9.08%, 11.46% and 16.63%.

Within the Fund, security selection detracted from relative performance. Specifically, the main negative driver was security selection within retailers, primarily due to the avoidance of Carvana (which recovered from distressed levels) and an overweight allocation to Victoria’s Secret. Additional headwinds included security selection within healthcare and pharmaceuticals and industrials. In contrast, building materials was a contributor, as both security selection and our overweight allocation added to performance. Specifically, within this sector, the Fund benefited from an overweight to SRS Distribution and Interface. Additional contributions included security selection in leisure and financials.

Current strategy and outlook: In our opinion, the macro outlook remains supportive, as solid economic growth should continue to underpin corporate fundamental factors. While the Fed’s hiking cycle is done, the first rate cut remains a source of debate. With inflation surprising to the upside recently, along with continued strength in economic data, the Fed’s case to remain patient on rate cuts has been bolstered. However, we believe their data-dependent stance will provide flexibility in adjusting policy measures in response to evolving economic conditions, ensuring a balanced approach to supporting economic growth while addressing inflation concerns. Market technical factors in high yield remain favorable as supply has continued to underwhelm, while demand has been supported by attractive all-in yields and strong equity market performance. However, spreads remain at tight levels, skewing outcomes negatively in the event of any surprises.

Top Ten Holdings

as of March 31, 2024*

(as a percentage of net assets)

Royal Caribbean Cruises Ltd., 5.375%, 07/15/27	0.9%
Sirius XM Radio, Inc., 5.000%, 08/01/27	0.8%
Cloud Software Group, Inc., 6.500%, 03/31/29	0.7%
Hub International Ltd., 8.840%, 06/20/30	0.6%
Viking Cruises Ltd., 5.875%, 09/15/27	0.6%
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 4.625%, 06/01/28	0.5%
Scripps Escrow, Inc., 5.875%, 07/15/27	0.5%
DISH Network Corp., 11.750%, 11/15/27	0.5%
Virgin Media Vendor Financing Notes IV DAC, 5.000%, 07/15/28	0.5%
Carnival Corp., 6.000%, 05/01/29	0.5%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

In sector positioning, we remain positive on the healthcare space given higher utilization rates and easing labor cost, and the energy sector which continues to benefit from firm commodity prices. However, we are less constructive on global cyclicals as a whole given still muted recovery from China and Europe. Furthermore, we maintain a cautious stance in industries that continue to face secular challenges, such as media and cable. From a ratings perspective, we are slightly overweight to B-rated bonds, while modestly underweight in BB- and CCC- rated securities. Single-name risk continues to be a key focus of ours, as dispersion remains elevated.

Voya High Yield Bond Fund	Portfolio Managers’ Report

* Effective May 1, 2023, Mohamed Basma, CFA was added as a portfolio manager for the Fund and Richard Cumberledge, CFA was removed as a portfolio manager for the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statement. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya High Yield Bond Fund

Average Annual Total Returns for the Periods Ended March 31, 2024
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	6.21%	2.49%	3.11%
Class C(2)	7.08%	2.21%	2.76%
Class I	9.28%	3.34%	3.74%
Class R	8.62%	2.73%	3.14%
Class R6(3)	9.34%	3.41%	3.70%
Class W	9.16%	3.28%	3.65%
Excluding Sales Charge:
Class A	8.89%	3.00%	3.38%
Class C	8.08%	2.21%	2.76%
Class I	9.28%	3.34%	3.74%
Class R	8.62%	2.73%	3.14%
Class R6(3)	9.34%	3.41%	3.70%
Class W	9.16%	3.28%	3.65%
Bloomberg High Yield Bond-2% Issuer Constrained Composite	11.15%	4.19%	4.44%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya High Yield Bond Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 2.50%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return. Class C shares automatically convert to Class A shares after eight years. Class C shares’ performance for the periods exceeding eight years include the first eight years of Class C share performance and Class A share performance thereafter.
(3)	Class R6 incepted on August 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Intermediate Bond Fund	Portfolio Managers' Report

Voya Intermediate Bond Fund (the “Fund”) seeks to maximize total return through income and capital appreciation. The Fund is managed by Eric Stein, CFA, Randall Parrish, CFA, David Goodson, and Sean Banai, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2024, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.17% compared to the Bloomberg U.S. Aggregate Bond Index (the “Index” or “Bloomberg U.S. Aggregate Bond”), which returned 1.70% for the same period.

Investment Type Allocation

as of March 31, 2024

(as a percentage of net assets)

Corporate Bonds/Notes	31.3%
U.S. Government Agency Obligations	20.3%
Collateralized Mortgage Obligations	15.5%
Asset-Backed Securities	12.7%
U.S. Treasury Obligations	12.2%
Commercial Mortgage-Backed Securities	7.4%
Sovereign Bonds	0.7%
Purchased Options	0.0%
Liabilities in Excess of Other Assets*	(0.1)%
Net Assets	100.0%

*    Includes short-term investments.

  Portfolio holdings are subject to change daily.

Portfolio Specifics: Trailing 12-month performance for bonds, as measured by the Bloomberg Aggregate, was positive, with a wild ride along the way. Global bond yields continued to march higher into early fourth quarter 2023, with the U.S. Treasury market leading the way. The U.S. 10-year yield crested above 5% in mid-October as stronger U.S. data sparked concerns on the need for higher rates for longer. The bond market then posted a massive rally in the final two months of 2023, as declines in inflation, a softer labor market and comments from the U.S. Federal Reserve indicating rate hikes were done sparked a rally not witnessed in years. Some of this enthusiasm was unwound in the first quarter of 2024, as a resilient labor market and a pause in downward inflation momentum challenged the market’s optimistic view for the timeline of Fed rate cuts. While higher interest rates and bond volatility were challenges for non-government sectors, they proved to be buying opportunities. Corporate sectors including high yield (“HY”) and investment grade (“IG”) outpaced most securitized sectors. While securitized outperformed, lingering concerns on commercial real estate (“CRE”) and persistent rate volatility were challenges.

Security selection added for the period. The largest source of performance contribution for the Fund came from security selection. The most notable contributions came from agency residential mortgage-backed securities (“RMBS”) that included collateralized mortgage obligations (CMO) and other non-standard pools. Asset-backed securities (“ABS”) also contributed which captures our investments in higher yielding collateralized loan obligations (“CLOs”). IG corporates also added where our preference for BBB rated issuers and limited exposure to regional banks supported performance.

Sector allocations, in aggregate, also added. While the rate volatility created episodic sell-offs, holding on to risk over the last 12 months contributed, as underweights in U.S. Treasuries in favor of non-government sectors added to performance. Allocations to non-agency RMBS and credit risk transfer (“CRTs”) added the most, supported by the strength of the U.S. housing market, a resilient economy and U.S. consumer. Allocations to HY, while modest, also added nicely as economic momentum and strength across capital markets fueled the sector’s outperformance. Meanwhile, allocations to agency RMBS were a modest detractor from performance as the sector struggled amidst ongoing rate volatility and allocations.

Top Ten Holdings

as of March 31, 2024*

(as a percentage of net assets)

United States Treasury Bonds, 4.500%, 02/15/44	3.4%
United States Treasury Notes, 4.250%, 03/15/27	2.2%
Uniform Mortgage-Backed Securities, 2.500%, 02/01/52	1.4%
United States Treasury Notes, 4.500%, 03/31/26	1.3%
United States Treasury Notes, 4.250%, 03/31/29	1.1%
Ginnie Mae, 4.500%, 07/20/53	1.1%
Uniform Mortgage-Backed Securities, 2.000%, 02/01/52	1.1%
Uniform Mortgage-Backed Securities, 3.000%, 05/01/52	0.7%
United States Treasury Notes, 4.000%, 02/15/34	0.7%
United States Treasury Notes, 4.250%, 02/28/31	0.7%

*    Excludes short-term investments.

  Portfolio holdings are subject to change daily.

Duration and yield curve positioning detracted from performance. The Fund’s yield curve positioning and the convexity profile weighed on performance as rate volatility remained elevated throughout the reporting period, while positive security selection within U.S. Treasuries which reflects our overall strategy helped to offset this impact.

The Fund primarily used futures and swaps for cash management purposes. The use of derivatives had a negative impact on performance during the reporting period.

Current Strategy and Outlook: While the Fed’s hiking cycle is done, the first rate cut remains a source of debate. Looking ahead, we expect economic growth in the United States to slow from 2023, but continue to grow close to trend levels, supported by robust consumer spending as real income and the wealth effect bolster economic activity. Meanwhile, we expect inflation to stabilize above the Fed's target, due to the slowing disinflationary trends in the goods sector and continued stickiness in the 1.1% services sector, the latter of which has been a product of a tight labor market. We are seeing early signs of softness in the labor market, notably a decline in the quits rate. We expect wage growth to moderate, which would also be a positive for inflation. With this backdrop, along with recent

Portfolio Managers’ Report	Voya Intermediate Bond Fund

strength in economic data, the Fed’s case to remain patient on rate cuts has been bolstered. However, the Fed's data-dependent stance will provide flexibility in adjusting policy measures in response to evolving economic conditions, ensuring a balanced approach to supporting economic growth while addressing inflation concerns.

While spreads for many sectors appear tight, all-in yields remain historically attractive which, in our view, allows investors to capture high quality yield without overstretching into risk. Corporate bonds illustrate this dynamic, where spreads are tight but nominal yields are enticing yield-based buyers and fundamental factors can continue to support the sector. Agency MBS valuations remain appealing given muted prepayment risk and the headwind of Fed rate hikes behind us. The outlook for non-agency RMBS is also positive as fundamental factors continue to support risk-taking in this sector. CMBS continues to exhibit cheap valuations, offering the most compelling relative value compared to other fixed income sectors. Moreover, outside of the office property type, fundamental factors in CRE are showing early signs of improvement. The additional cushion provided by higher nominal rates compels us to lean into higher-quality spread opportunities and remain underweight in U.S. Treasuries. We will continue to monitor market developments, assess sector fundamental factors and stay attuned to macroeconomic trends to capitalize on opportunities in this dynamic and evolving market environment.

_________

*Effective May 1, 2024, Matt Toms, CFA will no longer serve as a portfolio manager to the Fund and Eric Stein, CFA will be added as a portfolio manager for the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statement. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Intermediate Bond Fund	Portfolio Managers' Report

Average Annual Total Returns for the Periods Ended March 31, 2024
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	0.64%	-0.02%	1.52%
Class C(2)	1.52%	-0.26%	1.16%
Class I	3.66%	0.85%	2.13%
Class R	2.92%	0.25%	1.51%
Class R6	3.60%	0.89%	2.15%
Class W	3.55%	0.77%	2.04%
Excluding Sales Charge:
Class A	3.17%	0.49%	1.77%
Class C	2.52%	-0.26%	1.16%
Class I	3.66%	0.85%	2.13%
Class R	2.92%	0.25%	1.51%
Class R6	3.60%	0.89%	2.15%
Class W	3.55%	0.77%	2.04%
Bloomberg U.S. Aggregate Bond	1.70%	0.36%	1.54%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Intermediate Bond Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 2.50%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return. Class C shares automatically convert to Class A shares after eight years. Class C shares’ performance for the periods exceeding eight years include the first eight years of Class C share performance and Class A share performance thereafter.

Portfolio Managers’ Report	Voya Short Duration High Income Fund

Voya Short Duration High Income Fund (the “Fund”) seeks a high level of current income with lower volatility than the broader high yield market. The Fund is managed by James Dudnick, CFA, Justin Kass, CFA and Steven Gish, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2024, the Fund’s Class A shares, excluding sales charges, provided a total return of 10.91% compared to the ICE BofA 1 – 3 year U.S. Treasury Index (the “Index”) and ICE BofA 1 – 3 year BB U.S. Cash Pay High Index, which returned 2.97% and 7.96%, respectively, for the same period.

Investment Type Allocation

as of March 31, 2024

(as a percentage of net assets)

Corporate Bonds/Notes	89.8%
Bank Loans	3.4%
Assets in Excess of Other Liabilities*	6.8%
Net Assets	100.0%

* Includes short-term investments.

 Portfolio holdings are subject to change daily.

Portfolio Specifics: For the reporting period, the Fund outperformed the Index. Performance in the period benefited from industry weightings and a consistent fundamental credit selection framework. Nearly all industries aided performance in the period. Financial Services, energy and support-services contributed the most to performance whereas only one industry — Insurance — detracted from performance in the period. Over the trailing 12-months, liquidity remained in focus to pay distributions, meet redemptions and to take advantage of reinvestment opportunities.

Current Strategy and Outlook: We believe the Fund remains an attractive and actively managed solution as investors adjust to high for longer rates without taking excessive credit risk or price volatility in passive fixed income strategies. In the current market environment, the Fund can purchase securities at discounts to par, or selectively invest in high coupon new issue in seeking to produce attractive yields. The shorter maturity profile of the Fund should in our view protect capital going forward as there are fewer years to repayment to close the average price discount.

Top Ten Holdings

as of March 31, 2024*

(as a percentage of net assets)

Caesars Entertainment, Inc., 8.125%, 07/01/27	3.0%
WESCO Distribution, Inc., 7.125%, 06/15/25	2.6%
Global Auto Holdings Ltd./AAG FH UK Ltd., 8.375%, 01/15/29	2.5%
Goodyear Tire & Rubber Co., 9.500%, 05/31/25	2.3%
Univision Communications, Inc., 8.000%, 08/15/28	2.2%
CITGO Petroleum Corp., 7.000%, 06/15/25	2.2%
DISH DBS Corp., 5.250%, 12/01/26	2.2%
Aramark Services, Inc., 5.000%, 02/01/28	2.1%
HAT Holdings I LLC / HAT Holdings II LLC, 6.000%, 04/15/25	2.1%
Asurion, LLC, 8.840%, 01/20/29	2.0%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

_________

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Short Duration High Income Fund	Portfolio Managers' Report

Average Annual Total Returns for the Periods Ended March 31, 2024
	1 Year	Since Inception of Class A, I and R6 February 9, 2023	Since Inception of Class C April 20, 2023
Including Sales Charge:
Class A(1)	8.17%	6.90%	—
Class C(2)	—	—	8.66%
Class I	11.19%	9.61%	—
Class R6	11.12%	9.54%	—
Excluding Sales Charge:
Class A	10.91%	9.34%	—
Class C	—	—	9.66%
Class I	11.19%	9.61%	—
Class R6	11.12%	9.54%	—
ICE BofA 1-3 year U.S. Treasury(3)	2.97%	3.74%	2.93%
ICE BofA 1-3 year BB U.S. Cash Pay High Yield(3)	7.96%	7.28%	7.63%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Short Duration High Income Fund against the indices indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 2.50%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return. Class C shares automatically convert to Class A shares after eight years. Class C shares’ performance for the periods exceeding eight years include the first eight years of Class C share performance and Class A share performance thereafter.
(3)	Since inception performance for the indices is shown as of February 9, 2023 and April 20, 2023, respectively.

Portfolio Managers’ Report	Voya Short Term Bond Fund

Voya Short Term Bond Fund (the “Fund”) seeks maximum total return. The Fund is managed by Randall Parrish, CFA, David Goodson, and Sean Banai, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2024, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.89% compared to the Bloomberg U.S. 1-3 Year Government/Credit Bond Index (the “Index” or “Bloomberg U.S. 1-3 Year Government/Credit Bond”), which returned 3.49%, for the same period.

Investment Type Allocation

as of March 31, 2024

(as a percentage of net assets)

Corporate Bonds/Notes	49.4%
Asset-Backed Securities	20.5%
U.S. Treasury Obligations	13.0%
Collateralized Mortgage Obligations	7.4%
Commercial Mortgage-Backed Securities	7.4%
U.S. Government Agency Obligations	0.1%
Assets in Excess of Other Liabilities*	2.2%
Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio Specifics: Trailing 12-month performance for bonds, as measured by the Bloomberg Aggregate, was positive, with a wild ride along the way. Global bond yields continued to march higher into early fourth quarter 2023, with the U.S. Treasury market leading the way. The U.S. 10-year yield crested above 5% in mid-October as stronger U.S. data sparked concerns on the need for higher rates for longer. The bond market then posted a massive rally in the final two months of 2023, as declines in inflation, a softer labor market and comments from the U.S. Federal Reserve indicating rate hikes were done sparked a rally not witnessed in years. Some of this enthusiasm was unwound in the first quarter of 2024, as a resilient labor market and a pause in downward inflation momentum challenged the market’s optimistic view for the timeline of Fed rate cuts. While higher interest rates and bond volatility were challenges for non-government sectors, they proved to be buying opportunities. Corporate sectors including high yield (“HY”) and investment grade (“IG”) outpaced most securitized sectors. While securitized outperformed, lingering concerns on commercial real estate (“CRE”) and persistent rate volatility were challenges.

Sector allocation contributed the most for the period, while security selection added more modestly and duration positioning detracted. Within sector allocation, our overweight to asset-backed securities contributed, driven by our allocation to higher quality commercial loan obligations. Our overweight to HY corporates also added over the period as this sector continued to be resilient as spreads did not price in a recessionary scenario. Our overweight to IG corporates also contributed as spreads continued to grind tighter as the probability of a recession lessened. Within security selection, our main driver of returns was a contribution within IG, where we continue to like financials as well as a A and BBB-rated securities. Duration detracted over the period as the Fed maintained its higher for longer stance amid hotter than expected inflation and unemployment data; we maintained a slight overweight on duration versus the benchmark for most of the period.

Top Ten Holdings

as of March 31, 2024*

(as a percentage of net assets)

United States Treasury Notes, 4.250%, 03/15/27	9.4%
United States Treasury Notes, 2.875%, 04/30/25	2.1%
Freddie Mac REMIC Trust - Class FA, 5.983%, 04/15/36	1.0%
United States Treasury Notes, 4.500%, 03/31/26	0.9%
Freddie Mac Strips - Class F43, 6.120%, 10/25/53	0.9%
DC Commercial Mortgage Trust - Class A, 6.314%, 09/12/40	0.7%
Freddie Mac Strips - Class F44, 6.320%, 10/25/53	0.7%
ILPT Commercial Mortgage Trust - Class A, 7.570%, 10/15/39	0.7%
BRSP Ltd. - Class B, 7.341%, 08/19/38	0.7%
OHA Credit Partners XIII Ltd. - Class AR, 6.749%, 10/25/34	0.7%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

During the reporting period, the Fund used futures primarily for cash management purposes, as well as some Credit Default Swap Index (“CDX”) to get efficient exposure to High Yield. As a result, derivatives had a negative impact on performance.

Current Strategy and Outlook: While the Fed’s hiking cycle is done, the first rate cut remains a source of debate. Looking ahead, we expect economic growth in the United States to slow from 2023, but continue to grow close to trend levels, supported by robust consumer spending as real income and the wealth effect bolster economic activity. Meanwhile, we expect inflation to stabilize above the Fed's target, due to the slowing disinflationary trends in the goods sector and continued stickiness in the services sector, the latter of which has been a product of a tight labor market. We are seeing early signs of softness in the labor market, notably a decline in the quits rate. We expect wage growth to moderate, which would also be a positive for inflation. With this backdrop, along with recent strength in economic data, the Fed’s case to remain patient on rate cuts has been bolstered. However, the Fed's data-dependent stance will provide flexibility in adjusting policy measures in response to evolving economic conditions, ensuring a balanced approach to supporting economic growth while addressing inflation concerns.

Voya Short Term Bond Fund	Portfolio Managers' Report

While spreads for many sectors appear tight, all-in yields remain historically attractive which, in our view, allows investors to capture high quality yield without overstretching into risk. Corporate bonds illustrate this dynamic, where spreads are tight but nominal yields are enticing yield-based buyers and fundamental factors can continue to support the sector. Agency mortgage-backed securities (“MBS”) valuations remain appealing given muted prepayment risk and the headwind of Fed rate hikes behind us. The outlook for non-agency residential mortgage-backed securities (“RMBS”) is also positive as fundamental factors continue to support risk-taking in this sector. Commercial mortgage-backed securities (“CMBS”) continues to exhibit cheap valuations, offering the most compelling relative value compared to other fixed income sectors. Moreover, outside of the office property type, fundamental factors in CRE are showing early signs of improvement. The additional cushion provided by higher nominal rates compels us to lean into higher-quality spread opportunities and remain underweight in U.S. Treasuries. We will continue to monitor market developments, assess sector fundamental factors, and stay attuned to macroeconomic trends to capitalize on opportunities in this dynamic and evolving market environment.

________

* Effective May 1, 2024, Matt Toms, CFA will no longer serve as a portfolio manager to the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statement. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Short Term Bond Fund

Average Annual Total Returns for the Periods Ended March 31, 2024
	1 Year	5 Year	10 Year	Since Inception of Class R July, 31 2014
Including Sales Charge:
Class A(1)	1.27%	0.75%	0.99%	—
Class C(2)	2.11%	0.55%	0.63%	—
Class I	4.17%	1.56%	1.53%	—
Class R	3.52%	1.08%	—	1.04%
Class R6	4.22%	1.62%	1.57%	—
Class W	4.15%	1.54%	1.52%	—
Excluding Sales Charge:
Class A	3.89%	1.26%	1.25%	—
Class C	3.11%	0.55%	0.63%	—
Class I	4.17%	1.56%	1.53%	—
Class R	3.52%	1.08%	—	1.04%
Class R6	4.22%	1.62%	1.57%	—
Class W	4.15%	1.54%	1.52%	—
Bloomberg U.S. 1-3 Year Government/Credit Bond	3.49%	1.36%	1.29%	1.31%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Short Term Bond Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 2.50%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return. Class C shares automatically convert to Class A shares after eight years. Class C shares’ performance for the periods exceeding eight years include the first eight years of Class C share performance and Class A share performance thereafter.

Voya Strategic Income Opportunities Fund	Portfolio Managers' Report

Voya Strategic Income Opportunities Fund (the “Fund”) seeks total return through income and capital appreciation through all market cycles. The Fund is managed by Eric Stein, CFA, Brian Timberlake, Ph.D., CFA, and Sean Banai, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2024, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.29% compared to the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index (the “Index”) and the Bloomberg U.S. Universal Bond Index, which returned 5.36% and 2.67% respectively, for the same period.

Portfolio Specifics: The Fund outperformed the Index. Duration and yield curve decisions detracted, while sector allocation and security selection contributed.

Investment Type Allocation

as of March 31, 2024

(as a percentage of net assets)

Collateralized Mortgage Obligations	25.4%
Commercial Mortgage-Backed Securities	18.1%
Corporate Bonds/Notes	16.2%
Asset-Backed Securities	13.6%
Bank Loans	7.6%
U.S. Government Agency Obligations	4.4%
Sovereign Bonds	3.5%
U.S. Treasury Obligations	1.5%
Purchased Options	0.1%
Preferred Stock	0.0%
Common Stock	0.0%
Assets in Excess of Other Liabilities*	9.6%
Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

Trailing 12-month performance for bonds, as measured by the Bloomberg Aggregate, was positive, with a wild ride along the way. Global bond yields continued to march higher into early fourth quarter 2023, with the U.S. Treasury market leading the way. The U.S. 10-year yield crested above 5% in mid-October as stronger U.S. data sparked concerns on the need for higher rates for longer. The bond market then posted a massive rally in the final two months of 2023, as declines in inflation, a softer labor market and comments from the U.S. Federal Reserve indicating rate hikes were done sparked a rally not witnessed in years. Some of this enthusiasm was unwound in the first quarter of 2024, as a resilient labor market and a pause in downward inflation momentum challenged the market’s optimistic view for the timeline of Fed rate cuts. While higher interest rates and bond volatility were challenges for non-government sectors, they proved to be buying opportunities. Corporate sectors including high yield (“HY”) and investment grade (“IG”) outpaced most securitized sectors. While securitized outperformed, lingering concerns on commercial real estate (“CRE”) and persistent rate volatility were challenges.

Duration and yield curve positioning detracted from performance. Even with a low duration profile, the persistent inflationary data, coupled with strong consumer and job markets has pushed out predicted cuts for the Fed, thereby increasing rate volatility. Sector allocation contributed to performance, as fixed income credit sectors have stayed broadly resilient amid the uncertain market environment. Credit sectors across securitized and corporates contributed, led by non-agency residential mortgage-backed securities (“RMBS”) as the housing market maintained strength, supported by a resilient consumer, despite the higher rate environment. HY corporates and bank loans also contributed meaningfully as spreads did not price in a recessionary scenario. Commercial mortgage-backed securities (“CMBS”) also contributed; during the latter half of the period, spreads priced in less of a recessionary scenario. IG corporates and emerging markets contributed, as well as asset-backed securities which continues to be a resilient sector amid uncertain market environments. Security selection within agency mortgages also contributed as prepayments speeds were supportive of the sector. IG selections also contributed, supported by our BBB rated holdings. Some of our more credit sensitive investments in CMBS detracted as the sector was at times pricing in a recessionary outcome.

The Fund primarily used futures, swaps and forward contracts for efficient portfolio and cash management purposes. As a result, derivatives had a negative impact on performance during the reporting period.

Current Strategy and Outlook: While the Fed’s hiking cycle is done, the first rate cut remains a source of debate. Looking ahead, we expect economic growth in the United States to slow from 2023, but continue to grow close to trend levels, supported by robust consumer spending as real income and the wealth effect bolster economic activity. Meanwhile, we expect inflation to stabilize above the Fed's target, due to the slowing disinflationary trends in the goods sector and continued stickiness in the services sector, the latter of which has been a product of a tight labor market. We are seeing early signs of softness in the labor market, notably a decline in the quits rate. We expect wage growth to moderate, which would also be a positive for inflation. With this backdrop, along with recent strength in economic data, the Fed’s case to remain patient on rate cuts has been bolstered. However, the Fed's data-dependent stance will provide flexibility in adjusting policy measures in response to evolving economic conditions, ensuring a balanced approach to supporting economic growth while addressing inflation concerns.

Portfolio Managers’ Report	Voya Strategic Income Opportunities Fund

Top Ten Holdings

as of March 31, 2024*

(as a percentage of net assets)

Mexican Bonos, 7.750%, 05/29/31	1.2%
Republic of South Africa Government Bond, 8.875%, 02/28/35	0.8%
Fannie Mae, 5.500%, 05/01/54	0.7%
Ginnie Mae, 5.500%, 05/20/54	0.7%
United States Treasury Bonds, 4.750%, 11/15/53	0.6%
Ginnie Mae, 4.000%, 04/20/54	0.6%
Prima Capital CRE Securitization Ltd. - Class D, 4.250%, 12/25/50	0.6%
Fannie Mae, 4.000%, 05/15/54	0.5%
Med Trust - Class D, 7.439%, 11/15/38	0.5%
GS Mortgage Securities Corp. Trust - Class B, 7.090%, 11/15/36	0.5%

*	Excludes short-term investments.

Portfolio holdings are subject to change daily.

While spreads for many sectors appear tight, all-in yields remain historically attractive which, in our view, allows investors to capture high quality yield without overstretching into risk. Corporate bonds illustrate this dynamic, where spreads are tight but nominal yields are enticing yieldbased buyers and fundamental factors can continue to support the sector. Agency mortgage-backed securities valuations remain appealing given muted prepayment risk and the headwind of Fed rate hikes behind us. The outlook for non-agency RMBS is also positive as fundamental factors continue to support risk-taking in this sector. CMBS continues to exhibit cheap valuations, offering the most compelling relative value compared to other fixed income sectors. Moreover, outside of the office property type, fundamental factors in CRE are showing early signs of improvement. The additional cushion provided by higher nominal rates compels us to lean into higher-quality spread opportunities and remain underweight in U.S. Treasuries. We will continue to monitor market developments, assess sector fundamental factors, and stay attuned to macroeconomic trends to capitalize on opportunities in this dynamic and evolving market environment.

_______

*Effective May 1, 2024, Matt Toms, CFA will no longer serve as a portfolio manager to the Fund and Eric Stein, CFA will be added as a portfolio manager for the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statement. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Strategic Income Opportunities Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2024
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	4.61%	1.26%	2.52%
Class C(2)	5.64%	1.03%	2.17%
Class I	7.66%	2.03%	3.14%
Class R	7.16%	1.53%	2.54%
Class R6(3)	7.63%	2.08%	3.14%
Class W	7.68%	2.03%	3.02%
Excluding Sales Charge:
Class A	7.29%	1.78%	2.78%
Class C	6.64%	1.03%	2.17%
Class I	7.66%	2.03%	3.14%
Class R	7.16%	1.53%	2.54%
Class R6(3)	7.63%	2.08%	3.14%
Class W	7.68%	2.03%	3.02%
ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index	5.36%	2.15%	1.57%
Bloomberg U.S. Universal Bond Index	2.67%	0.69%	1.83%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Strategic Income Opportunities Fund against the indices indicated. An index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 2.50%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return. Class C shares automatically convert to Class A shares after eight years. Class C shares’ performance for the periods exceeding eight years include the first eight years of Class C share performance and Class A share performance thereafter.

Portfolio Managers’ Report	Voya Strategic Income Opportunities Fund

(3)	Class R6 incepted on October 23, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	October 1,	March 31,	Expense	March 31,	October 1,	March 31,	Expense	March 31,
	2023	2024	Ratio	2024*	2023	2024	Ratio	2024*

Voya GNMA Income Fund
Class A	$1,000.00	$1,059.00	0.84%	$4.32	$1,000.00	$1,020.80	0.84%	$4.24
Class C	1,000.00	1,053.80	1.59	8.16	1,000.00	1,017.05	1.59	8.02
Class I	1,000.00	1,059.10	0.54	2.78	1,000.00	1,022.30	0.54	2.73
Class R6	1,000.00	1,059.30	0.50	2.57	1,000.00	1,022.50	0.50	2.53
Class W	1,000.00	1,058.70	0.59	3.04	1,000.00	1,022.05	0.59	2.98
....0
Voya High Yield Bond Fund
Class A	$1,000.00	$1,075.70	1.04%	$5.40	$1,000.00	$1,019.80	1.04%	$5.25
Class C	1,000.00	1,071.80	1.79	9.27	1,000.00	1,016.05	1.79	9.02
Class I	1,000.00	1,076.10	0.70	3.63	1,000.00	1,021.50	0.70	3.54
Class R	1,000.00	1,074.30	1.29	6.69	1,000.00	1,018.55	1.29	6.51
Class R6	1,000.00	1,077.90	0.63	3.27	1,000.00	1,021.85	0.63	3.18
Class W	1,000.00	1,077.00	0.79	4.10	1,000.00	1,021.05	0.79	3.99

Voya Intermediate Bond Fund
Class A	$1,000.00	$1,067.80	0.72%	$3.72	$1,000.00	$1,021.40	0.72%	$3.64
Class C	1,000.00	1,065.20	1.47	7.59	1,000.00	1,017.65	1.47	7.41
Class I	1,000.00	1,071.00	0.34	1.76	1,000.00	1,023.30	0.34	1.72
Class R	1,000.00	1,066.40	0.97	5.01	1,000.00	1,020.15	0.97	4.90
Class R6	1,000.00	1,070.00	0.29	1.50	1,000.00	1,023.55	0.29	1.47
Class W	1,000.00	1,070.40	0.47	2.43	1,000.00	1,022.65	0.47	2.38

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	October 1,	March 31,	Expense	March 31,	October 1,	March 31,	Expense	March 31,
	2023	2024	Ratio	2024*	2023	2024	Ratio	2024*

Voya Short Duration High Income Fund
Class A	$1,000.00	$1,059.10	0.85%	$4.38	$1,000.00	$1,020.75	0.85%	$4.29
Class C	1,000.00	1,053.70	1.60	8.21	1,000.00	1,017.00	1.60	8.07
Class I	1,000.00	1,060.40	0.60	3.09	1,000.00	1,022.00	0.60	3.03
Class R6	1,000.00	1,059.80	0.60	3.09	1,000.00	1,022.00	0.60	3.03
...
Voya Short Term Bond Fund
Class A	$1,000.00	$1,032.70	0.63%	$3.20	$1,000.00	$1,021.85	0.63%	$3.18
Class C	1,000.00	1,028.80	1.38	7.00	1,000.00	1,018.10	1.38	6.96
Class I	1,000.00	1,034.10	0.35	1.78	1,000.00	1,023.25	0.35	1.77
Class R	1,000.00	1,031.30	0.88	4.47	1,000.00	1,020.60	0.88	4.45
Class R6	1,000.00	1,034.30	0.30	1.53	1,000.00	1,023.50	0.30	1.52
Class W	1,000.00	1,033.90	0.38	1.93	1,000.00	1,023.10	0.38	1.92
...
Voya Strategic Income Opportunities Fund
Class A	$1,000.00	$1,057.40	0.86%	$4.42	$1,000.00	$1,020.70	0.86%	$4.34
Class C	1,000.00	1,053.90	1.61	8.27	1,000.00	1,016.95	1.61	8.12
Class I	1,000.00	1,058.60	0.63	3.24	1,000.00	1,021.85	0.63	3.18
Class R	1,000.00	1,056.30	1.11	5.71	1,000.00	1,019.45	1.11	5.60
Class R6	1,000.00	1,057.90	0.56	2.88	1,000.00	1,022.20	0.56	2.83
Class W	1,000.00	1,058.70	0.61	3.14	1,000.00	1,021.95	0.61	3.08

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, Voya Short Duration High Income Fund, Voya Short Term Bond Fund and Voya Strategic Income Opportunities Fund and the Board of Trustees of Voya Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, Voya Short Duration High Income Fund, Voya Short Term Bond Fund and Voya Strategic Income Opportunities Fund (collectively referred to as the “Funds”) (six of the funds constituting Voya Funds Trust (the “Trust”)), including the portfolios of investments, as of March 31, 2024, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the funds constituting Voya Funds Trust) at March 31, 2024, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting		Statements of changes in
Voya Funds Trust	Statement of Operations	net assets	Financial highlights
Voya GNMA Income Fund	For the year ended	For each of the two years in the	For each of the five years in the
	March 31, 2024	period ended March 31, 2024	period ended March 31, 2024
Voya High Yield Bond Fund	For the year ended	For each of the two years in the	For each of the five years in the
	March 31, 2024	period ended March 31, 2024	period ended March 31, 2024
Voya Intermediate Bond Fund	For the year ended	For each of the two years in the	For each of the five years in the
	March 31, 2024	period ended March 31, 2024	period ended March 31, 2024
Voya Short Duration High Income Fund	For the year ended	For the year ended March 31, 2024 and the period from February
	March 31, 2024	9, 2023 (commencement of operations) through March 31, 2023
Voya Short Term Bond Fund	For the year ended	For each of the two years in the	For each of the five years in the
	March 31, 2024	period ended March 31, 2024	period ended March 31, 2024
Voya Strategic Income Opportunities Fund	For the year ended	For each of the two years in the	For each of the five years in the
	March 31, 2024	period ended March 31, 2024	period ended March 31, 2024

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

May 30, 2024

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2024

	Voya GNMA	Voya High Yield	Voya Intermediate
	Income Fund	Bond Fund	Bond Fund
ASSETS:
Investments in securities at fair value+*	$1,562,869,099	$456,062,834	$8,511,612,541
Short-term investments at fair value†	34,610,626	71,057,477	739,333,487
Cash	178,585	2,097,765	3,390,782
Cash collateral for futures contracts	3,681,650	–	20,892,886
Cash pledged for centrally cleared swaps (Note 2)	–	–	3,550,000
Cash pledged as collateral for OTC derivatives (Note 2)	–	–	1,520,000
Cash pledged as collateral for delayed-delivery or when-issued securities (Note 2)	80,000	–	39,000
Receivables:
Investment securities sold	61,554,482	7,048,194	74,044,124
Investment securities sold on a delayed-delivery or when-issued basis	228,312,431	–	35,840,805
Fund shares sold	3,788,687	135,884	11,271,213
Dividends	–	3,639	11,991
Interest	4,570,941	7,983,620	59,056,377
Variation margin on futures contracts	–	–	57,015
Unrealized appreciation on forward foreign currency contracts	–	–	8,998
Unrealized appreciation on forward premium swaptions	–	–	2,509,975
Prepaid expenses	76,678	59,409	152,428
Reimbursement due from Investment Adviser	244,853	–	–
Other assets	46,905	20,495	195,754
Total assets	1,900,014,937	544,469,317	9,463,487,376
LIABILITIES:
Income distribution payable	545,648	173,043	4,387,770
Payable for investment securities purchased	1,012,482	13,210,564	393,894,547
Payable for investment securities purchased on a delayed-delivery or
when-issued basis	595,845,271	–	95,928,905
Payable for fund shares redeemed	3,595,441	434,699	6,877,351
Payable upon receipt of securities loaned	–	52,894,773	450,301,034
Sales commitments^^^	28,502,201	–	–
Unrealized depreciation on forward foreign currency contracts	–	–	3,793
Unrealized depreciation on forward premium swaptions	–	–	297,852
Unrealized depreciation on OTC swap agreements	–	–	113,985
Variation margin payable on centrally cleared swaps	–	–	48,999
Cash received as collateral for delayed-delivery or when-issued securities (Note 2)	2,748,420	–	–
Cash received as collateral for OTC derivatives (Note 2)	–	–	1,840,000
Payable for investment management fees	462,002	226,781	1,938,816
Payable for distribution and shareholder service fees	76,355	12,605	99,658
Payable to trustees under the deferred compensation plan (Note 6)	46,905	20,495	195,754
Payable for trustee fees	3,236	1,198	19,777
Payable for borrowings against line of credit (Note 8)	–	1,630,000	3,926,000
Other accrued expenses and liabilities	382,993	246,166	1,174,886
Written options, at fair value^	–	–	1,585,601
Total liabilities	633,220,954	68,850,324	962,634,728
NET ASSETS	$1,266,793,983	$475,618,993	$8,500,852,648

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2024 (continued)

	Voya GNMA	Voya High Yield	Voya Intermediate
	Income Fund	Bond Fund	Bond Fund
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,494,790,706	$526,576,887	$9,969,358,405
Total distributable loss	(227,996,723)	(50,957,894)	(1,468,505,757)
NET ASSETS	$1,266,793,983	$475,618,993	$8,500,852,648
+ Including securities loaned at value	$—	$51,565,949	$440,684,448
* Cost of investments in securities	$1,685,794,567	$459,478,908	$8,924,061,299
† Cost of short-term investments	$34,610,449	$71,066,952	$739,490,773
‡ Cost of foreign currencies	$—	$—	$—
^ Premiums received on written options	$—	$—	$2,883,426
^^^ Proceeds receivable from sales commitments	$28,626,897	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2024 (continued)

	Voya GNMA	Voya High Yield	Voya Intermediate
	Income Fund	Bond Fund	Bond Fund
Class A
Net assets	$317,375,463	$35,358,426	$223,398,109
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	43,497,399	5,138,837	25,759,658
Net asset value and redemption price per share†	$7.30	$6.88	$8.67
Maximum offering price per share (2.50%)(1)	$7.49	$7.06	$8.89
Class C
Net assets	$10,784,679	$5,982,413	$7,103,153
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,485,766	870,269	820,172
Net asset value and redemption price per share†	$7.26	$6.87	$8.66
Class I
Net assets	$861,582,143	$193,043,511	$5,613,853,173
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	117,865,076	28,122,099	646,790,759
Net asset value and redemption price per share	$7.31	$6.86	$8.68
Class R
Net assets	n/a	$296,529	$112,487,135
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	43,098	12,953,061
Net asset value and redemption price per share	n/a	$6.88	$8.68
Class R6
Net assets	$28,496,573	$197,091,925	$2,440,995,887
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	3,897,559	28,647,656	281,073,526
Net asset value and redemption price per share	$7.31	$6.88	$8.68
Class W
Net assets	$48,555,125	$43,846,189	$103,015,191
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	6,631,365	6,363,146	11,887,966
Net asset value and redemption price per share	$7.32	$6.89	$8.67

(1)	Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2024

	Voya Short		Voya Strategic
	Duration		Income
	High Income	Voya Short Term	Opportunities
	Fund	Bond Fund	Fund
ASSETS:
Investments in securities at fair value+*	$126,188,710	$540,072,318	$1,671,073,520
Short-term investments at fair value†	21,610,973	21,394,892	302,382,804
Cash	25,836	1,234,279	–
Cash collateral for futures contracts	–	2,080,812	6,299,576
Cash pledged for centrally cleared swaps (Note 2)	–	–	1,896,846
Cash pledged as collateral for OTC derivatives (Note 2)	–	–	1,930,670
Cash pledged as collateral for delayed-delivery or when-issued securities (Note 2)	–	–	7,000
Foreign currencies at value‡	–	–	1,827,877
Receivables:
Investment securities sold	–	15,282,513	155,724,877
Investment securities sold on a delayed-delivery or when-issued basis	–	–	206,411,513
Fund shares sold	304,877	45,754	4,287,810
Dividends	35,752	26,810	41,276
Interest	2,520,063	4,013,313	14,629,815
Unrealized appreciation on forward foreign currency contracts	–	–	8,927,888
Unrealized appreciation on forward premium swaptions	–	–	1,077,714
Prepaid expenses	56,798	60,329	157,881
Reimbursement due from Investment Adviser	2,081	17,829	–
Other assets	62	6,181	33,884
Total assets	150,745,152	584,235,030	2,376,710,951
LIABILITIES:
Income distribution payable	32,329	14,552	654,843
Payable for investment securities purchased	1,750,625	20,648,890	73,784,672
Payable for investment securities purchased on a delayed-delivery or when-
issued basis	–	–	287,992,377
Payable for fund shares redeemed	376,020	297,715	2,949,330
Payable upon receipt of securities loaned	13,182,346	10,816,724	45,806,838
Sales commitments^^^	–	–	99,489,969
Unrealized depreciation on forward foreign currency contracts	–	–	10,133,913
Unrealized depreciation on forward premium swaptions	–	–	246,691
Unrealized depreciation on OTC swap agreements	–	–	52,241
Variation margin payable on centrally cleared swaps	–	–	77,953
Cash received as collateral for delayed-delivery or when-issued securities (Note 2)	–	–	310,009
Cash received as collateral for OTC derivatives (Note 2)	–	–	1,710,000
Payable for investment management fees	72,047	118,236	743,178
Payable for distribution and shareholder service fees	3,209	954	46,505
Payable to custodian due to bank overdraft	–	–	325,463
Payable to trustees under the deferred compensation plan (Note 6)	62	6,181	33,883
Payable for trustee fees	145	3,784	17,970
Other accrued expenses and liabilities	24,971	66,044	445,629
Unfunded loan commitments (Note 10)	–	–	71,925
Written options, at fair value^	–	–	2,580,461
Total liabilities	15,441,754	31,973,080	527,473,850
NET ASSETS	$135,303,398	$552,261,950	$1,849,237,101

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of MARCH 31, 2024 (CONTINUED)

		Voya Short		Voya Strategic
		Duration		Income
		High Income	Voya Short Term	Opportunities
		Fund	Bond Fund	Fund
NET ASSETS WERE COMPRISED OF:
Paid-in capital		$134,302,394	$585,496,201	$2,138,450,703
Total distributable earnings (loss)		1,001,004	(33,234,251)	(289,213,602)
NET ASSETS		$135,303,398	$552,261,950	$1,849,237,101

+	Including securities loaned at value	$12,821,623	$10,525,092	$44,571,260
*	Cost of investments in securities	$125,675,366	$542,145,714	$1,761,868,574
†	Cost of short-term investments	$21,610,973	$21,400,835	$302,536,170
‡	Cost of foreign currencies	$—	$—	$1,827,466
^	Premiums received on written options	$—	$—	$4,252,617
^^^	Proceeds receivable from sales commitments	$—	$—	$99,045,777

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2024 (CONTINUED)

	Voya Short
	Duration		Voya Strategic
	High Income	Voya Short Term	Income
	Fund	Bond Fund	Opportunities Fund
Class A
Net assets	$13,674,284	$4,124,223	$62,536,083
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,349,131	444,886	6,835,384
Net asset value and redemption price per share†	$10.14	$9.27	$9.15
Maximum offering price per share (2.50%)(1)	$10.40	$9.51	$9.38
Class C
Net assets	$348,862	$81,948	$33,295,548
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	34,021	8,833	3,693,323
Net asset value and redemption price per share†	$10.25	$9.28	$9.02
Class I
Net assets	$94,349,332	$34,484,111	$1,477,279,648
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	9,308,975	3,723,355	161,315,011
Net asset value and redemption price per share	$10.14	$9.26	$9.16
Class R
Net assets	n/a	$33,963	$16,376,586
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	3,651	1,804,466
Net asset value and redemption price per share	n/a	$9.30	$9.08
Class R6
Net assets	$26,930,920	$503,454,978	$243,077,018
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,657,426	54,297,780	26,621,174
Net asset value and redemption price per share	$10.13	$9.27	$9.13
Class W
Net assets	n/a	$10,082,727	$16,672,218
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	1,084,417	1,826,700
Net asset value and redemption price per share	n/a	$9.30	$9.13

(1)	Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2024

	Voya GNMA	Voya High Yield	Voya Intermediate
	Income Fund	Bond Fund	Bond Fund
INVESTMENT INCOME:
Dividends	$—	$44,901	$435,745
Interest, net of foreign taxes withheld*	52,736,408	34,660,572	356,743,874
Securities lending income, net	—	236,603	2,154,572
Other	8,511	3,089	51,387
Total investment income	52,744,919	34,945,165	359,385,578
EXPENSES:
Investment management fees	5,765,279	2,919,436	21,358,181
Distribution and shareholder service fees:
Class A	869,008	89,192	560,855
Class C	138,718	62,261	77,840
Class R	—	1,354	534,443
Transfer agent fees:
Class A	380,121	56,437	393,896
Class C	15,146	9,849	13,683
Class I	748,189	126,873	2,238,661
Class R	—	426	187,543
Class R6	88	1,006	28,723
Class W	72,401	92,085	143,044
Shareholder reporting expense	80,520	23,790	189,740
Registration fees	153,537	123,218	194,443
Professional fees	121,811	33,438	323,150
Custody and accounting expense	244,236	114,150	513,071
Trustee fees	32,357	11,975	197,769
Miscellaneous expense	72,457	35,918	374,737
Interest expense	520	3,066	3,249
Total expenses	8,694,388	3,704,474	27,333,028
Waived and reimbursed fees	(464,180)	(239,466)	—
Net expenses	8,230,208	3,465,008	27,333,028
Net investment income	44,514,711	31,480,157	332,052,550
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(15,559,385)	(21,723,945)	(192,528,836)
Forward foreign currency contracts	—	—	28,954
Foreign currency related transactions	—	—	(109,908)
Futures	8,020,769	—	(27,678,527)
Swaps	—	116,797	(29,490,562)
Written options	—	—	31,802,819
Net realized loss	(7,538,616)	(21,607,148)	(217,976,060)
Net change in unrealized appreciation (depreciation) on:
Investments	(23,414,022)	34,044,141	174,640,054
Forward foreign currency contracts	—	—	58,762
Foreign currency related transactions	—	—	(13,840)
Futures	1,567,240	—	(880,643)
Swaps	—	—	2,346,772
Written options	—	—	1,167,982
Sales commitments	124,696	—	—
Net change in unrealized appreciation (depreciation)	(21,722,086)	34,044,141	177,319,087
Net realized and unrealized gain (loss)	(29,260,702)	12,436,993	(40,656,973)
Increase in net assets resulting from operations	$15,254,009	$43,917,150	$291,395,577
* Foreign taxes withheld	$—	$—	$70,524

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2024

	Voya Short
	Duration		Voya Strategic
	High Income	Voya Short Term	Income
	Fund	Bond Fund	Opportunities Fund
INVESTMENT INCOME:
Dividends	$204,146	$209,865	$723,523
Interest	4,687,542	24,722,217	103,419,848
Securities lending income, net	43,720	39,726	182,932
Other	282	3,295	11,239
Total investment income	4,935,690	24,975,103	104,337,542
EXPENSES:
Investment management fees	278,442	1,343,151	8,334,340
Distribution and shareholder service fees:
Class A	28,938	15,250	160,400
Class C	407	1,152	348,647
Class R	—	142	85,515
Transfer agent fees:
Class A	1,002	5,080	36,688
Class C	3	96	19,935
Class I	7,922	25,068	1,020,678
Class R	—	23	9,779
Class R6	124	923	574
Class W	—	9,548	9,303
Shareholder reporting expense	1,098	10,006	102,000
Registration fees	40,082	111,463	217,247
Professional fees	68,505	37,271	94,930
Custody and accounting expense	14,505	102,312	332,635
Trustee fees	1,450	14,550	63,000
Offering expense	84,759	—	—
Miscellaneous expense	12,924	35,805	107,006
Total expenses	540,161	1,711,840	10,942,677
Waived and reimbursed fees	(164,240)	(37,205)	—
Net expenses	375,921	1,674,635	10,942,677
Net investment income	4,559,769	23,300,468	93,394,865
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	535,877	(3,944,335)	(67,552,989)
Forward foreign currency contracts	—	—	(8,540,315)
Foreign currency related transactions	—	—	(3,111,039)
Futures	—	(3,882,910)	6,165,853
Swaps	—	242,000	(23,051,923)
Written options	—	—	18,343,926
Net realized gain (loss)	535,877	(7,585,245)	(77,746,487)
Net change in unrealized appreciation (depreciation) on:
Investments	804,480	8,617,049	98,914,964
Forward foreign currency contracts	—	—	(259,381)
Foreign currency related transactions	—	—	(52,579)
Futures	—	(1,542,007)	7,682,665
Swaps	—	—	1,886,696
Written options	—	—	1,068,613
Sales commitments	—	—	(444,191)
Net change in unrealized appreciation (depreciation)	804,480	7,075,042	108,796,787
Net realized and unrealized gain (loss)	1,340,357	(510,203)	31,050,300
Increase in net assets resulting from operations	$5,900,126	$22,790,265	$124,445,165

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya GNMA Income Fund		Voya High Yield Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,
	2024	2023	2024	2023
FROM OPERATIONS:
Net investment income	$44,514,711	$30,252,354	$31,480,157	$29,857,928
Net realized loss	(7,538,616)	(32,427,693)	(21,607,148)	(39,906,407)
Net change in unrealized appreciation (depreciation)	(21,722,086)	(60,934,387)	34,044,141	(23,857,257)
Increase (decrease) in net assets resulting from operations	15,254,009	(63,109,726)	43,917,150	(33,905,736)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(12,123,296)	(10,491,150)	(2,259,494)	(2,554,975)
Class C	(380,277)	(368,292)	(347,258)	(467,388)
Class I	(31,637,063)	(21,238,171)	(12,955,684)	(13,144,289)
Class P(1)(2)	—	(13,469)	—	(11,487,958)
Class P3(3)	—	—	—	(64,348)
Class R	—	—	(16,515)	(14,866)
Class R6	(1,386,386)	(828,986)	(12,562,699)	(3,023,188)
Class W	(2,495,272)	(2,192,176)	(3,810,308)	(4,839,822)
Total distributions	(48,022,294)	(35,132,244)	(31,951,958)	(35,596,834)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	567,140,914	649,321,039	254,267,728	186,065,536
Reinvestment of distributions	41,021,431	28,796,975	30,358,921	33,440,427
	608,162,345	678,118,014	284,626,649	219,505,963
Cost of shares redeemed	(635,223,162)	(714,135,201)	(205,422,210)	(416,193,851)
Net increase (decrease) in net assets resulting from capital share transactions	(27,060,817)	(36,017,187)	79,204,439	(196,687,888)
Net increase (decrease) in net assets	(59,829,102)	(134,259,157)	91,169,631	(266,190,458)
NET ASSETS:
Beginning of year or period	1,326,623,085	1,460,882,242	384,449,362	650,639,820
End of year or period	$1,266,793,983	$1,326,623,085	$475,618,993	$384,449,362

(1)	Class P of Voya High Yield Bond was fully redeemed on close of business February 24, 2023
(2)	Class P of Voya GNMA Income Bond was fully redeemed on close of business March 24, 2023
(3)	Class P3 of Voya High Yield Bond was fully redeemed on close of business February 22, 2023

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

			Voya Short Duration
	Voya Intermediate Bond Fund		High Income Fund
	Year Ended	Year Ended	Year Ended	February 9,
	March 31,	March 31,	March 31,	2023(1)
	2024	2023	2024	to March 31, 2023
FROM OPERATIONS:
Net investment income	$332,052,550	$267,022,346	$4,559,769	$257,841
Net realized gain (loss)	(217,976,060)	(683,303,625)	535,877	1,108
Net change in unrealized appreciation (depreciation)	177,319,087	(132,595,254)	804,480	(291,137)
Increase (decrease) in net assets resulting from operations	291,395,577	(548,876,533)	5,900,126	(32,188)
FROM DISTRIBUTIONS TO
SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(8,809,565)	(8,237,422)	(900,991)	(83,538)
Class C	(245,467)	(245,934)	(2,750)	—
Class I	(222,485,923)	(165,463,655)	(2,532,932)	(88,802)
Class P3(2)	—	(2,228,466)	—	—
Class R	(3,933,902)	(3,178,526)	—	—
Class R6	(101,531,654)	(74,737,088)	(1,172,298)	(85,623)
Class W	(3,486,173)	(2,588,610)	—	—
Total distributions	(340,492,684)	(256,679,701)	(4,608,971)	(257,963)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,506,939,881	3,059,416,633	111,077,076	25,763,674
Reinvestment of distributions	298,308,043	225,244,907	4,530,308	257,662
	2,805,247,924	3,284,661,540	115,607,384	26,021,336
Cost of shares redeemed	(1,929,067,994)	(4,234,385,573)	(7,326,326)	—
Net increase (decrease) in net assets resulting from capital share transactions	876,179,930	(949,724,033)	108,281,058	26,021,336
Net increase (decrease) in net assets	827,082,823	(1,755,280,267)	109,572,213	25,731,185
NET ASSETS:
Beginning of year or period	7,673,769,825	9,429,050,092	25,731,185	—
End of year or period	$8,500,852,648	$7,673,769,825	$135,303,398	$25,731,185

(1)	Commencement of operations.
(2)	Class P3 of Voya Intermediate Bond Fund was fully redeemed on close of business March 30, 2023

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

			Voya Strategic
	Voya Short Term Bond Fund		Income Opportunities Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,
	2024	2023	2024	2023
FROM OPERATIONS:
Net investment income	$23,300,468	$10,653,221	$93,394,865	$84,305,716
Net realized loss	(7,585,245)	(16,755,431)	(77,746,487)	(52,095,846)
Net change in unrealized appreciation (depreciation)	7,075,042	2,890,194	108,796,787	(104,208,664)
Increase (decrease) in net assets resulting from operations	22,790,265	(3,212,016)	124,445,165	(71,998,794)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(239,790)	(294,688)	(3,313,843)	(3,067,098)
Class C	(3,665)	(3,065)	(1,541,527)	(1,177,474)
Class I	(1,493,293)	(793,011)	(77,401,507)	(67,551,126)
Class P(1)	—	—	—	(54)
Class P2(2)	—	(296,816)	—	—
Class P3(2)	—	(136,892)	—	—
Class R	(1,092)	(387)	(841,060)	(622,070)
Class R6	(21,319,070)	(8,453,611)	(5,783,413)	(6,248,389)
Class W	(487,725)	(369,048)	(880,392)	(916,333)
Total distributions	(23,544,635)	(10,347,518)	(89,761,742)	(79,582,544)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	282,224,676	185,484,275	747,508,298	654,401,823
Reinvestment of distributions	23,449,458	10,302,316	81,532,765	72,052,949
	305,674,134	195,786,591	829,041,063	726,454,772
Cost of shares redeemed	(143,991,340)	(263,424,042)	(873,990,211)	(1,182,478,619)
Net increase (decrease) in net assets resulting
from capital share transactions	161,682,794	(67,637,451)	(44,949,148)	(456,023,847)
Net increase (decrease) in net assets	160,928,424	(81,196,985)	(10,265,725)	(607,605,185)
NET ASSETS:
Beginning of year or period	391,333,526	472,530,511	1,859,502,826	2,467,108,011
End of year or period	$552,261,950	$391,333,526	$1,849,237,101	$1,859,502,826

(1)	Class P of Voya Strategic Income Opportunities Fund was fully redeemed on close of business September 8, 2022.
(2)	Class P2 and Class P3 of Voya Short Term Bond Fund were fully redeemed on close of business November 29, 2022 and November 3, 2022, respectively.

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)

Voya GNMA Income Fund
Class A
03-31-24	7.47	0.23•	(0.15)	0.08	0.25	—	—	0.25	—	7.30	1.20	0.86	0.84	0.84	3.23	317,375	495
03-31-23	8.03	0.16•	(0.53)	(0.37)	0.19	—	—	0.19	—	7.47	(4.53)	0.83	0.84	0.84	2.17	389,829	353
03-31-22	8.50	0.04•	(0.40)	(0.36)	0.10	—	0.01	0.11	—	8.03	(4.36)	0.84	0.84	0.84	0.45	464,615	539
03-31-21	8.58	0.07•	0.02	0.09	0.14	—	0.03	0.17	—	8.50	1.08	0.85	0.84	0.84	0.82	591,762	419
03-31-20	8.36	0.18•	0.27	0.45	0.23	—	—	0.23	—	8.58	5.43	0.93	0.92	0.92	2.12	493,737	421
Class C
03-31-24	7.43	0.18•	(0.15)	0.03	0.20	—	—	0.20	—	7.26	0.44	1.61	1.59	1.59	2.48	10,785	495
03-31-23	7.99	0.10•	(0.52)	(0.42)	0.14	—	—	0.14	—	7.43	(5.28)	1.58	1.59	1.59	1.39	17,679	353
03-31-22	8.46	(0.03)•	(0.40)	(0.43)	0.03	—	0.01	0.04	—	7.99	(5.10)	1.59	1.59	1.59	(0.32)	26,837	539
03-31-21	8.53	0.01•	0.03	0.04	0.08	—	0.03	0.11	—	8.46	0.44	1.60	1.59	1.59	0.09	48,911	419
03-31-20	8.31	0.12•	0.26	0.38	0.16	—	—	0.16	—	8.53	4.66	1.68	1.67	1.67	1.37	47,577	421
Class I
03-31-24	7.49	0.26•	(0.16)	0.10	0.28	—	—	0.28	—	7.31	1.39	0.59	0.54	0.54	3.53	861,582	495
03-31-23	8.04	0.19•	(0.52)	(0.33)	0.22	—	—	0.22	—	7.49	(4.11)	0.56	0.54	0.54	2.48	822,846	353
03-31-22	8.52	0.06•	(0.41)	(0.35)	0.12	—	0.01	0.13	—	8.04	(4.18)	0.56	0.54	0.54	0.74	834,623	539
03-31-21	8.59	0.09•	0.04	0.13	0.17	—	0.03	0.20	—	8.52	1.50	0.57	0.54	0.54	1.10	968,367	419
03-31-20	8.37	0.21•	0.26	0.47	0.25	—	—	0.25	—	8.59	5.75	0.67	0.62	0.62	2.42	604,194	421
Class R6
03-31-24	7.49	0.26•	(0.16)	0.10	0.28	—	—	0.28	—	7.31	1.44	0.50	0.50	0.50	3.58	28,497	495
03-31-23	8.05	0.19•	(0.53)	(0.34)	0.22	—	—	0.22	—	7.49	(4.21)	0.49	0.49	0.49	2.57	29,707	353
03-31-22	8.52	0.07•	(0.41)	(0.34)	0.12	—	0.01	0.13	—	8.05	(4.06)	0.48	0.48	0.48	0.81	23,951	539
07-31-20(4)-
03-31-21	8.58	0.04•	0.02	0.06	0.09	—	0.03	0.12	—	8.52	0.64	0.48	0.48	0.48	0.62	41,739	419
Class W
03-31-24	7.50	0.25•	(0.16)	0.09	0.27	—	—	0.27	—	7.32	1.34	0.61	0.59	0.59	3.48	48,555	495
03-31-23	8.05	0.18•	(0.52)	(0.34)	0.21	—	—	0.21	—	7.50	(4.15)	0.58	0.59	0.59	2.36	66,562	353
03-31-22	8.53	0.06•	(0.41)	(0.35)	0.12	—	0.01	0.13	—	8.05	(4.22)	0.59	0.59	0.59	0.70	110,824	539
03-31-21	8.60	0.09•	0.04	0.13	0.17	—	0.03	0.20	—	8.53	1.45	0.60	0.59	0.59	1.02	179,530	419
03-31-20	8.38	0.20•	0.27	0.47	0.25	—	—	0.25	—	8.60	5.69	0.68	0.67	0.67	2.38	155,915	421
Voya High Yield Bond Fund
Class A
03-31-24	6.73	0.42•	0.16	0.58	0.43	—	—	0.43	—	6.88	8.89	1.09	1.04	1.04	6.24	35,358	62
03-31-23	7.58	0.37•	(0.77)	(0.40)	0.36	0.09	—	0.45	—	6.73	(5.07)	1.08	1.07	1.07	5.46	38,546	70
03-31-22	7.99	0.36•	(0.40)	(0.04)	0.37	0.00*	—	0.37	—	7.58	(0.62)	1.04	1.04	1.04	4.55	45,842	63
03-31-21	7.02	0.38•	0.99	1.37	0.38	—	0.02	0.40	—	7.99	19.76	1.04	1.04	1.04	4.86	49,805	78
03-31-20	7.86	0.39•	(0.81)	(0.42)	0.42	—	—	0.42	—	7.02	(5.76)	1.10	1.10	1.10	4.97	44,060	57
Class C
03-31-24	6.72	0.37•	0.16	0.53	0.38	—	—	0.38	—	6.87	8.08	1.84	1.79	1.79	5.49	5,982	62
03-31-23	7.58	0.32•	(0.77)	(0.45)	0.32	0.09	—	0.41	—	6.72	(5.87)	1.83	1.82	1.82	4.69	6,562	70
03-31-22	7.99	0.30•	(0.40)	(0.10)	0.31	0.00*	—	0.31	—	7.58	(1.37)	1.79	1.79	1.79	3.80	9,496	63
03-31-21	7.02	0.32•	0.99	1.31	0.32	—	0.02	0.34	—	7.99	18.88	1.79	1.79	1.79	4.12	10,150	78
03-31-20	7.86	0.34•	(0.82)	(0.48)	0.36	—	—	0.36	—	7.02	(6.47)	1.85	1.85	1.85	4.23	11,215	57
Class I
03-31-24	6.71	0.44•	0.16	0.60	0.45	—	—	0.45	—	6.86	9.28	0.75	0.70	0.70	6.59	193,044	62
03-31-23	7.57	0.40•	(0.78)	(0.38)	0.39	0.09	—	0.48	—	6.71	(4.83)	0.73	0.72	0.72	5.82	188,736	70
03-31-22	7.98	0.39•	(0.40)	(0.01)	0.40	0.00*	—	0.40	—	7.57	(0.28)	0.69	0.69	0.69	4.90	193,357	63
03-31-21	7.01	0.40•	0.99	1.39	0.40	—	0.02	0.42	—	7.98	20.19	0.69	0.69	0.69	5.18	171,058	78

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)

Voya High Yield Bond Fund (continued)
Class I (continued)
03-31-20	7.85	0.42•	(0.81)	(0.39)	0.45	—	—	0.45	—	7.01	(5.45)	0.75	0.75	0.75	5.32	68,214	57
Class R
03-31-24	6.73	0.40•	0.16	0.56	0.41	—	—	0.41	—	6.88	8.62	1.34	1.29	1.29	6.00	297	62
03-31-23	7.59	0.36•	(0.78)	(0.42)	0.35	0.09	—	0.44	—	6.73	(5.38)	1.33	1.32	1.32	5.26	256	70
03-31-22	8.00	0.34•	(0.40)	(0.06)	0.35	0.00*	—	0.35	—	7.59	(0.87)	1.29	1.29	1.29	4.29	182	63
03-31-21	7.03	0.36•	0.99	1.35	0.36	—	0.02	0.38	—	8.00	19.44	1.29	1.29	1.29	4.61	547	78
03-31-20	7.87	0.37•	(0.81)	(0.44)	0.40	—	—	0.40	—	7.03	(5.99)	1.35	1.35	1.35	4.72	684	57
Class R6
03-31-24	6.73	0.45•	0.15	0.60	0.45	—	—	0.45	—	6.88	9.34	0.68	0.63	0.63	6.69	197,092	62
03-31-23	7.59	0.40•	(0.77)	(0.37)	0.40	0.09	—	0.49	—	6.73	(4.74)	0.67	0.66	0.66	5.94	93,175	70
03-31-22	8.00	0.40•	(0.41)	(0.01)	0.40	0.00*	—	0.40	—	7.59	(0.21)	0.63	0.63	0.63	4.91	44,338	63
03-31-21	7.02	0.41•	1.00	1.41	0.41	—	0.02	0.43	—	8.00	20.39	0.63	0.63	0.63	5.26	242,749	78
03-31-20	7.87	0.43•	(0.82)	(0.39)	0.46	—	—	0.46	—	7.02	(5.49)	0.69	0.69	0.69	5.44	125,036	57
Class W
03-31-24	6.74	0.44•	0.15	0.59	0.44	—	—	0.44	—	6.89	9.16	0.84	0.79	0.79	6.46	43,846	62
03-31-23	7.60	0.39•	(0.77)	(0.38)	0.39	0.09	—	0.48	—	6.74	(4.88)	0.83	0.82	0.82	5.70	57,159	70
03-31-22	8.00	0.38•	(0.39)	(0.01)	0.39	0.00*	—	0.39	—	7.60	(0.24)	0.79	0.79	0.79	4.79	84,428	63
03-31-21	7.03	0.40•	0.99	1.39	0.40	—	0.02	0.42	—	8.00	20.03	0.79	0.79	0.79	5.09	145,963	78
03-31-20	7.87	0.41•	(0.81)	(0.40)	0.44	—	—	0.44	—	7.03	(5.51)	0.85	0.85	0.85	5.22	138,971	57
Voya Intermediate Bond Fund
Class A
03-31-24	8.74	0.33•	(0.06)	0.27	0.34	—	—	0.34	—	8.67	3.17	0.72	0.72	0.72	3.82	223,398	277††
03-31-23	9.55	0.26•	(0.82)	(0.56)	0.25	—	—	0.25	—	8.74	(5.82)	0.72	0.72	0.72	2.93	245,387	247††
03-31-22	10.25	0.20•	(0.66)	(0.46)	0.22	—	0.02	0.24	—	9.55	(4.70)	0.69	0.69	0.69	1.97	364,121	222††
03-31-21	10.11	0.25•	0.38	0.63	0.29	0.17	0.03	0.49	—	10.25	6.12	0.70	0.70	0.70	2.35	459,960	159††
03-31-20	10.02	0.30	0.13	0.43	0.33	0.01	—	0.34	—	10.11	4.29	0.69	0.69	0.69	2.88	451,338	253††
Class C
03-31-24	8.72	0.26•	(0.05)	0.21	0.27	—	—	0.27	—	8.66	2.52	1.47	1.47	1.47	3.06	7,103	277††
03-31-23	9.53	0.19•	(0.81)	(0.62)	0.19	—	—	0.19	—	8.72	(6.54)	1.47	1.47	1.47	2.17	9,687	247††
03-31-22	10.23	0.12•	(0.66)	(0.54)	0.14	—	0.02	0.16	—	9.53	(5.43)	1.44	1.44	1.44	1.22	15,564	222††
03-31-21	10.09	0.17•	0.38	0.55	0.21	0.17	0.03	0.41	—	10.23	5.34	1.45	1.45	1.45	1.62	22,702	159††
03-31-20	10.01	0.21	0.14	0.35	0.26	0.01	—	0.27	—	10.09	3.41	1.44	1.44	1.44	2.06	25,556	253††
Class I
03-31-24	8.74	0.36•	(0.05)	0.31	0.37	—	—	0.37	—	8.68	3.66	0.34	0.34	0.34	4.21	5,613,853	277††
03-31-23	9.55	0.29•	(0.82)	(0.53)	0.28	—	—	0.28	—	8.74	(5.51)	0.36	0.36	0.36	3.29	4,938,036	247††
03-31-22	10.25	0.24•	(0.67)	(0.43)	0.25	—	0.02	0.27	—	9.55	(4.39)	0.35	0.35	0.35	2.32	6,092,396	222††
03-31-21	10.10	0.29•	0.38	0.67	0.32	0.17	0.03	0.52	—	10.25	6.57	0.34	0.34	0.34	2.70	6,175,479	159††
03-31-20	10.02	0.32	0.14	0.46	0.37	0.01	—	0.38	—	10.10	4.53	0.36	0.36	0.36	3.13	4,988,317	253††
Class R
03-31-24	8.75	0.31•	(0.06)	0.25	0.32	—	—	0.32	—	8.68	2.92	0.97	0.97	0.97	3.57	112,487	277††
03-31-23	9.56	0.24•	(0.82)	(0.58)	0.23	—	—	0.23	—	8.75	(6.04)	0.97	0.97	0.97	2.70	115,639	247††
03-31-22	10.26	0.18•	(0.67)	(0.49)	0.19	—	0.02	0.21	—	9.56	(4.93)	0.94	0.94	0.94	1.72	143,085	222††
03-31-21	10.12	0.22•	0.38	0.60	0.26	0.17	0.03	0.46	—	10.26	5.86	0.95	0.95	0.95	2.11	175,289	159††
03-31-20	10.03	0.26	0.15	0.41	0.31	0.01	—	0.32	—	10.12	4.03	0.94	0.94	0.94	2.56	186,915	253††
Class R6
03-31-24	8.75	0.36•	(0.06)	0.30	0.37	—	—	0.37	—	8.68	3.60	0.29	0.29	0.29	4.25	2,440,996	277††
03-31-23	9.56	0.30•	(0.83)	(0.53)	0.28	—	—	0.28	—	8.75	(5.46)	0.30	0.30	0.30	3.37	2,302,998	247††
03-31-22	10.25	0.24•	(0.66)	(0.42)	0.25	—	0.02	0.27	—	9.56	(4.25)	0.29	0.29	0.29	2.37	2,563,038	222††
03-31-21	10.11	0.29•	0.38	0.67	0.33	0.17	0.03	0.53	—	10.25	6.50	0.30	0.30	0.30	2.74	2,861,963	159††

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)

Voya Intermediate Bond Fund (continued)
Class R6 (continued)
03-31-20	10.02	0.33	0.14	0.47	0.37	0.01	—	0.38	—	10.11	4.67	0.30	0.30	0.30	3.19	2,306,857	253††
Class W
03-31-24	8.73	0.35•	(0.05)	0.30	0.36	—	—	0.36	—	8.67	3.55	0.47	0.47	0.47	4.10	103,015	277††
03-31-23	9.54	0.28•	(0.82)	(0.54)	0.27	—	—	0.27	—	8.73	(5.59)	0.47	0.47	0.47	3.11	62,837	247††
03-31-22	10.24	0.23•	(0.67)	(0.44)	0.24	—	0.02	0.26	—	9.54	(4.47)	0.44	0.44	0.44	2.22	174,769	222††
03-31-21	10.10	0.27•	0.38	0.65	0.31	0.17	0.03	0.51	—	10.24	6.39	0.45	0.45	0.45	2.59	268,634	159††
03-31-20	10.01	0.32	0.14	0.46	0.36	0.01	—	0.37	—	10.10	4.56	0.44	0.44	0.44	3.05	249,060	253††
Voya Short Duration High Income Fund
Class A
03-31-24	9.88	0.77•	0.27	1.04	0.78	—	—	0.78	—	10.14	10.91	1.12	0.85	0.85	7.74	13,674	55
02-09-23(4)-
03-31-23	10.00	0.10•	(0.12)	(0.02)	0.10	—	—	0.10	—	9.88	(0.21)	1.22	0.85	0.85	7.35	8,605	1
Class C
04-20-23(4)-
03-31-24	10.00	0.68•	0.25	0.93	0.68	—	—	0.68	—	10.25	9.66	1.87	1.60	1.60	7.06	349	55
Class I
03-31-24	9.88	0.79•	0.27	1.06	0.80	—	—	0.80	—	10.14	11.19	0.89	0.60	0.60	7.89	94,349	55
02-09-23(4)-
03-31-23	10.00	0.10•	(0.12)	(0.02)	0.10	—	—	0.10	—	9.88	(0.17)	0.97	0.60	0.60	7.61	8,805	1
Class R6
03-31-24	9.88	0.79•	0.27	1.06	0.81	—	—	0.81	—	10.13	11.12	0.86	0.60	0.60	7.90	26,931	55
02-09-23(4)-
03-31-23	10.00	0.10•	(0.12)	(0.02)	0.10	—	—	0.10	—	9.88	(0.17)	0.97	0.60	0.60	7.59	8,321	1
Voya Short Term Bond Fund
Class A
03-31-24	9.29	0.36•	(0.01)	0.35	0.37	—	—	0.37	—	9.27	3.89	0.64	0.63	0.63	3.93	4,124	348
03-31-23	9.58	0.21•	(0.29)	(0.08)	0.21	—	—	0.21	—	9.29	(0.83)	0.64	0.62	0.62	2.26	9,054	225
03-31-22	9.98	0.09•	(0.36)	(0.27)	0.10	—	0.03	0.13	—	9.58	(2.81)	0.64	0.63	0.63	0.93	15,351	250
03-31-21	9.55	0.16•	0.46	0.62	0.17	—	0.02	0.19	—	9.98	6.48	0.68	0.60	0.60	1.62	19,499	145
03-31-20	9.77	0.22•	(0.23)	(0.01)	0.21	—	—	0.21	—	9.55	(0.14)	0.72	0.65	0.65	2.19	6,907	192
Class C
03-31-24	9.30	0.30•	(0.02)	0.28	0.30	—	—	0.30	—	9.28	3.11	1.39	1.38	1.38	3.19	82	348
03-31-23	9.58	0.13•	(0.27)	(0.14)	0.14	—	—	0.14	—	9.30	(1.47)	1.39	1.37	1.37	1.34	149	225
03-31-22	9.98	0.02•	(0.37)	(0.35)	0.02	—	0.03	0.05	—	9.58	(3.54)	1.39	1.38	1.38	0.18	442	250
03-31-21	9.55	0.09•	0.45	0.54	0.09	—	0.02	0.11	—	9.98	5.69	1.43	1.35	1.35	0.89	548	145
03-31-20	9.76	0.14•	(0.21)	(0.07)	0.14	—	—	0.14	—	9.55	(0.78)	1.47	1.40	1.40	1.41	335	192
Class I
03-31-24	9.28	0.40•	(0.02)	0.38	0.40	—	—	0.40	—	9.26	4.17	0.38	0.35	0.35	4.29	34,484	348
03-31-23	9.57	0.25•	(0.30)	(0.05)	0.24	—	—	0.24	—	9.28	(0.54)	0.40	0.35	0.35	2.67	31,011	225
03-31-22	9.97	0.12•	(0.36)	(0.24)	0.13	—	0.03	0.16	—	9.57	(2.52)	0.40	0.35	0.35	1.19	31,691	250
03-31-21	9.54	0.19•	0.46	0.65	0.20	—	0.02	0.22	—	9.97	6.81	0.48	0.35	0.35	1.91	16,762	145
03-31-20	9.76	0.24•	(0.22)	0.02	0.24	—	—	0.24	—	9.54	0.16	0.57	0.40	0.40	2.43	11,925	192
Class R
03-31-24	9.33	0.35•	(0.03)	0.32	0.35	—	—	0.35	—	9.30	3.52	0.89	0.88	0.88	3.78	34	348
03-31-23	9.61	0.20•	(0.29)	(0.09)	0.19	—	—	0.19	—	9.33	(0.96)	0.89	0.87	0.87	2.14	23	225
03-31-22	10.01	0.07•	(0.37)	(0.30)	0.07	—	0.03	0.10	—	9.61	(3.04)	0.89	0.88	0.88	0.66	17	250
03-31-21	9.57	0.14•	0.46	0.60	0.14	—	0.02	0.16	—	10.01	6.32	0.93	0.85	0.85	1.39	8	145
03-31-20	9.77	0.19•	(0.20)	(0.01)	0.19	—	—	0.19	—	9.57	(0.18)	0.97	0.90	0.90	1.93	3	192

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)

Voya Short Term Bond Fund (continued)
Class R6
03-31-24	9.29	0.40•	(0.02)	0.38	0.40	—	—	0.40	—	9.27	4.22	0.31	0.30	0.30	4.35	503,455	348
03-31-23	9.58	0.25•	(0.30)	(0.05)	0.24	—	—	0.24	—	9.29	(0.50)	0.32	0.30	0.30	2.63	338,437	225
03-31-22	9.98	0.12•	(0.36)	(0.24)	0.13	—	0.03	0.16	—	9.58	(2.49)	0.31	0.30	0.30	1.18	372,853	250
03-31-21	9.55	0.20•	0.45	0.65	0.20	—	0.02	0.22	—	9.98	6.83	0.38	0.30	0.30	2.01	51,298	145
03-31-20	9.76	0.24•	(0.21)	0.03	0.24	—	—	0.24	—	9.55	0.29	0.42	0.35	0.35	2.47	98,380	192
Class W
03-31-24	9.32	0.39•	(0.01)	0.38	0.40	—	—	0.40	—	9.30	4.15	0.39	0.38	0.38	4.22	10,083	348
03-31-23	9.60	0.23•	(0.28)	(0.05)	0.23	—	—	0.23	—	9.32	(0.47)	0.39	0.37	0.37	2.47	12,660	225
03-31-22	10.01	0.12•	(0.38)	(0.26)	0.12	—	0.03	0.15	—	9.60	(2.65)	0.39	0.38	0.38	1.18	19,721	250
03-31-21	9.57	0.18•	0.47	0.65	0.19	—	0.02	0.21	—	10.01	6.84	0.43	0.35	0.35	1.85	21,981	145
03-31-20	9.79	0.24•	(0.22)	0.02	0.24	—	—	0.24	—	9.57	0.12	0.47	0.40	0.40	2.41	97	192
Voya Strategic Income Opportunities Fund
Class A
03-31-24	8.98	0.49•	0.15	0.64	0.47	—	—	0.47	—	9.15	7.29	0.86	0.86	0.86	5.39	62,536	303
03-31-23	9.59	0.35•	(0.63)	(0.28)	0.33	—	—	0.33	—	8.98	(2.94)	0.85	0.85	0.85	3.81	72,353	110
03-31-22	10.12	0.28•	(0.52)	(0.24)	0.23	—	0.06	0.29	—	9.59	(2.47)	0.85	0.85	0.85	2.81	104,975	76
03-31-21	9.12	0.32•	1.03	1.35	0.30	—	0.05	0.35	—	10.12	14.99	0.88	0.88	0.88	3.26	147,463	45
03-31-20	10.15	0.35•	(0.97)	(0.62)	0.41	—	—	0.41	—	9.12	(6.48)	0.86	0.86	0.86	3.45	146,080	167
Class C
03-31-24	8.84	0.41•	0.16	0.57	0.39	—	—	0.39	—	9.02	6.64	1.61	1.61	1.61	4.65	33,296	303
03-31-23	9.45	0.28•	(0.64)	(0.36)	0.25	—	—	0.25	—	8.84	(3.78)	1.60	1.60	1.60	3.06	36,708	110
03-31-22	9.97	0.20•	(0.51)	(0.31)	0.15	—	0.06	0.21	—	9.45	(3.18)	1.60	1.60	1.60	2.07	49,839	76
03-31-21	8.98	0.24•	1.02	1.26	0.22	—	0.05	0.27	—	9.97	14.20	1.63	1.63	1.63	2.51	53,646	45
03-31-20	10.00	0.27•	(0.96)	(0.69)	0.33	—	—	0.33	—	8.98	(7.24)	1.61	1.61	1.61	2.68	53,333	167
Class I
03-31-24	8.98	0.51•	0.16	0.67	0.49	—	—	0.49	—	9.16	7.66	0.63	0.63	0.63	5.63	1,477,280	303
03-31-23	9.61	0.37•	(0.65)	(0.28)	0.35	—	—	0.35	—	8.98	(2.84)	0.61	0.61	0.61	4.05	1,546,189	110
03-31-22	10.15	0.31•	(0.53)	(0.22)	0.26	—	0.06	0.32	—	9.61	(2.22)	0.62	0.62	0.62	3.06	2,096,038	76
03-31-21	9.15	0.34•	1.04	1.38	0.33	—	0.05	0.38	—	10.15	15.35	0.63	0.63	0.63	3.51	2,029,154	45
03-31-20	10.20	0.38•	(0.98)	(0.60)	0.45	—	—	0.45	—	9.15	(6.30)	0.60	0.60	0.60	3.68	2,046,289	167
Class R
03-31-24	8.90	0.46•	0.16	0.62	0.44	—	—	0.44	—	9.08	7.16	1.11	1.11	1.11	5.15	16,377	303
03-31-23	9.51	0.33•	(0.64)	(0.31)	0.30	—	—	0.30	—	8.90	(3.25)	1.10	1.10	1.10	3.59	18,607	110
03-31-22	10.04	0.26•	(0.53)	(0.27)	0.20	—	0.06	0.26	—	9.51	(2.76)	1.10	1.10	1.10	2.58	20,854	76
03-31-21	9.04	0.29•	1.03	1.32	0.27	—	0.05	0.32	—	10.04	14.81	1.13	1.13	1.13	3.00	22,403	45
03-31-20	10.07	0.32•	(0.97)	(0.65)	0.38	—	—	0.38	—	9.04	(6.80)	1.11	1.11	1.11	3.20	18,459	167
Class R6
03-31-24	8.96	0.52•	0.14	0.66	0.49	—	—	0.49	—	9.13	7.63	0.56	0.56	0.56	5.72	243,077	303
03-31-23	9.58	0.38•	(0.64)	(0.26)	0.36	—	—	0.36	—	8.96	(2.69)	0.54	0.54	0.54	4.19	167,243	110
03-31-22	10.12	0.31•	(0.52)	(0.21)	0.27	—	0.06	0.33	—	9.58	(2.17)	0.54	0.54	0.54	3.14	159,175	76
03-31-21	9.12	0.35•	1.04	1.39	0.34	—	0.05	0.39	—	10.12	15.46	0.57	0.57	0.57	3.59	154,515	45
03-31-20	10.17	0.38•	(0.98)	(0.60)	0.45	—	—	0.45	—	9.12	(6.28)	0.55	0.55	0.55	3.75	229,913	167
Class W
03-31-24	8.95	0.51•	0.16	0.67	0.49	—	—	0.49	—	9.13	7.68	0.61	0.61	0.61	5.64	16,672	303
03-31-23	9.57	0.37•	(0.64)	(0.27)	0.35	—	—	0.35	—	8.95	(2.83)	0.60	0.60	0.60	3.99	18,980	110
03-31-22	10.10	0.31•	(0.53)	(0.22)	0.25	—	0.06	0.31	—	9.57	(2.24)	0.60	0.60	0.60	3.06	36,224	76
03-31-21	9.09	0.34•	1.04	1.38	0.32	—	0.05	0.37	—	10.10	15.42	0.63	0.63	0.63	3.53	48,958	45
03-31-20	10.13	0.38•	(0.99)	(0.61)	0.43	—	—	0.43	—	9.09	(6.37)	0.61	0.61	0.61	3.69	69,522	167

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the year or period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
††	The Fund’s use of treasury securities and “to be announced” (TBA) securities contribute significantly to the portfolio turnover rate. Excluding all purchase and sale transactions involving treasury securities and TBAs, the Fund’s portfolio turnover rate was 45% for the year ended March 31, 2024 and 36%, 33%, 39%, and 40% for the fiscal years ended March 31, 2023, 2022, 2021, and 2020, respectively. The Fund’s strategies involving treasury securities and TBA securities are employed to increase liquidity and to manage interest rate risk while not changing the economic exposure to treasury and mortgage backed securities. The Fund invests in treasury securities and may purchase and sell treasury securities to manage the duration of the Fund and for hedging purposes when selling or buying corporate bonds. In addition, the Fund commonly employs an investment strategy involving the purchase of the most recently issued treasury security with a particular time to maturity while selling its position in a previously issued treasury security with a substantially similar time to maturity. This strategy is employed in order for the Fund to own the most liquid treasury security available for a given time to maturity. The Fund also invests in TBA securities whereby the actual identity of the securities to be delivered at settlement is not specified, but rather the general characteristics of the securities are agreed to (i.e. issuer, mortgage type, maturity, coupon and month of settlement). The Fund may engage in rolling strategies with TBAs whereby the Fund seeks to extend the expiration or maturity of a TBA position by closing out the position before expiration and simultaneously opening a new position that has substantially similar terms except for a later expiration date. Such rolls enable the Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024

NOTE 1 — ORGANIZATION

Voya Funds Trust (the “Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of nine separately managed series. This report is for: Voya GNMA Income Fund (“GNMA Income”), Voya High Yield Bond Fund (“High Yield Bond”), Voya Intermediate Bond Fund (“Intermediate Bond”), Voya Short Duration High Income Fund (“Short Duration High Income”), Voya Short Term Bond Fund (“Short Term Bond”) and Voya Strategic Income Opportunities Fund (“Strategic Income Opportunities”) (each, a “Fund” and collectively, the “Funds”). Each Fund is a diversified series of the Trust.

Each Fund offers at least three or more of the following classes of shares: Class A, Class C, Class I, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees, as well as differences in the amount of waiver fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/ losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of the distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the share classes, if any.

Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares 8 years after purchase.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern Time unless otherwise designated by the CTA). The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Fund assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Fund’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or each Fund’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security,

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.

The Funds’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date.

Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 — unobservable inputs (including the fund’s own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

A table summarizing each Fund’s investments under these levels of classification is included within each Portfolio of Investments.

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including each sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.

B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. The U.S. has recently experienced a rising market interest rate environment, which may increase a Fund's exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that a mutual

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

fund invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause a fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Further, recent and potential future changes in government policy may affect interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact operations and return potential.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets.

Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At March 31, 2024, the maximum amount of loss that Intermediate Bond and Strategic Income Opportunities would incur if the counterparties to their derivative

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

transactions failed to perform would be $2,528,488 and $11,086,155, respectively, which represents the gross payments to be received by the Funds on OTC purchased options, forward premium swaptions and open forward foreign currency contracts were they to be unwound as of March 31, 2024. To reduce the amount of potential loss to Intermediate Bond and Strategic Income Opportunities, the Funds received $1,840,000 and $1,710,000, respectively, in cash collateral from certain counterparties at March 31, 2024.

The Funds’ Master Agreements with derivative counterparties have credit related contingent features that if triggered would allow their derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in the Funds’ net assets and or a percentage decrease in the Funds’ NAV, which could cause the Funds to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.

As of March 31, 2024, Intermediate Bond and Strategic Income Opportunities had a liability position of $2,001,131 and $13,013,306, respectively, on open forward foreign currency contracts, forward premium swaptions, OTC written options, and volatility swaps. If a contingent feature would have been triggered as of March 31, 2024, the Funds could have been required to pay this amount in cash to their counterparties. At March 31, 2024, Intermediate Bond and Strategic Income Opportunities had pledged $1,520,000 and $1,930,670, respectively, in cash collateral to certain counterparties for open OTC derivatives.

E. Forward Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

For the year ended March 31, 2024, Intermediate Bond and Strategic Income Opportunities entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Funds used forward foreign currency contracts primarily to protect any non-U.S. dollar-denominated holdings from adverse currency movements.

During the year ended March 31, 2024, Intermediate Bond and Strategic Income Opportunities had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below. Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at March 31, 2024.

	Buy	Sell
Intermediate Bond	$117,770,801	$62,648,484
Strategic Income Opportunities	414,846,614	464,714,561

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts, if any, are reported on a table within each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the each Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the each Fund’s Statement of Operations. Realized gains (losses) are reported in the

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

each Fund’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended March 31, 2024, GNMA Income, Intermediate Bond, Short Term Bond and Strategic Income Opportunities have purchased and sold futures contracts on various bonds and notes to manage duration and yield curve exposure. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended March 31, 2024, the following Funds had an average notional value on futures contracts purchased and sold as disclosed below. Please refer to the tables within each respective Portfolio of Investments for open futures contracts at March 31, 2024.

	Purchased	Sold
GNMA Income	$27,730,508	$226,507,120
Intermediate Bond	738,559,273	452,228,100
Short Term Bond	215,113,531	37,612,808
Strategic Income Opportunities	462,841,156	469,599,269

F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund distributes capital gains, if any, annually. All Funds declare dividends daily and pay dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from possibly overnight to one week, (although it may extend over a number of months) while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, and it may incur disposition costs in liquidating the collateral. Please refer to the Portfolio of Investments for Intermediate Bond for open repurchase agreements at March 31, 2024.

J. Securities Lending. Each Fund has the option to temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

K. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

L. Delayed-Delivery or When-Issued Transactions. The Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.

To mitigate counterparty risk, the Funds have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide or collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).

At March 31, 2024, GNMA Income, Intermediate Bond, and Strategic Income Opportunities had pledged $80,000, $39,000 and $7,000, respectively in cash collateral with certain counterparties for open delayed-delivery or when-issued transactions.

At March 31, 2024, GNMA Income and Strategic Income Opportunities had received $2,748,420 and $310,009, respectively, in cash collateral with certain counterparties for open delayed-delivery or when-issued transactions.

M. Mortgage Dollar Roll Transactions. Each Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued or to be issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/ dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

N. Options Contracts. The Funds may write call and put options on futures, swap options (“swaptions”), securities, commodity or currencies they own or in which they may invest. Writing put options tends to increase the Funds exposure to the underlying instrument. Writing call options tends to decrease the Funds exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Forward premium swaptions include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying instrument may

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.

The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds’ exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the year ended March 31, 2024, Intermediate Bond and Strategic Income Opportunities had purchased interest rate swaptions to generate income with an average notional value of $186,637,700 and $168,913,000 respectively. Please refer to the table within the Portfolio of Investments for open purchased interest rate swaptions contracts for Intermediate Bond and Strategic Income Opportunities at March 31, 2024.

During the year ended March 31, 2024, Intermediate Bond and Strategic Income Opportunities had written interest rate swaptions to generate income with an average notional value of $1,642,906,960 and $617,125,200, respectively. Please refer to the table within the Portfolio of Investments for open written interest rate swaptions contracts for Intermediate Bond and Strategic Income Opportunities at March 31, 2024.

During the year ended March 31, 2024, Intermediate Bond and Strategic Income Opportunities had purchased foreign currency options to manage their foreign exchange exposure with average notional values of $56,268,000 and $136,850,998, respectively. Please refer to the tables within the Portfolio of Investments for open purchased options on foreign currencies for Intermediate Bond and Strategic Income Opportunities at March 31, 2024.

During the year ended March 31, 2024, Strategic Income Opportunities had written foreign currency options to generate income with an average notional value $116,131,965. Please refer to the tables within the Portfolio of Investments for open written options on foreign currency contracts for Strategic Income Opportunities at March 31, 2024. There were no written options on foreign currency contracts for Intermediate Bond at March 31, 2024.

During the year ended March 31, 2024, Intermediate Bond and Strategic Income Opportunities had purchased forward premium swaptions with average notional values of $183,410,595 and $89,297,797, respectively, to manage duration and yield curve exposures. Please refer to the tables within the Portfolio of Investments for open purchased forward premium swaptions for Intermediate Bond and Strategic Income Opportunities at March 31, 2024.

During the year ended March 31, 2024, Intermediate Bond and Strategic Income Opportunities had written forward premium swaptions with average notional values of $1,500,248,139 and $265,429,600, respectively, to generate income. Please refer to the tables within the Portfolio of Investments for open written forward premium swaptions for Intermediate Bond and Strategic Income Opportunities at March 31, 2024.

During the year ended March 31, 2024, Strategic Income Opportunities had purchased and written exchange-traded options to gain additional exposure to interest rates and to generate income. Strategic Income Opportunities had an average notional amount of $473,979,838 and $473,979,838 on purchased and written exchange-traded options, respectively. There were no open purchased or written exchange-trade options at March 31, 2024.

During the year ended March 31, 2024, Strategic Income Opportunities had purchased and written options on exchange-traded funds with an average notional value of $317,294,436 and $157,645,943, respectively, to gain additional exposure to the high yield corporate bond market and to generate income. There were no open purchased and written options on exchange-traded funds at March 31, 2024.

O. Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate,

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2024 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within each Fund’s Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The fair value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2024 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2024, if any, for which a Fund is seller of protection, are disclosed in each Fund’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

For the year ended March 31, 2024, High Yield Bond, Intermediate Bond, Short Term Bond and Strategic Income Opportunities had bought and sold credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. The Funds enter into CDX swap contracts to gain additional exposure within various credit sectors and to hedge the credit risk associated within various sectors with the credit markets. In addition, for the year ended March 31, 2024, Strategic Income Opportunities had bought credit protection on single name issuers (Corporate or Sovereign) to gain additional exposure to the credit market.

During the year ended March 31, 2024, High Yield and Strategic Income Opportunities had an average notional value on credit default swaps to buy protection of $25,000,000 and $15,120,000, respectively. There were no credit default swaps to buy protection for High Yield and Strategic Income Opportunities at March 31, 2024.

During the year ended March 31, 2024, Intermediate Bond and Short Term Bond had an average notional value on credit default swaps to sell protection of $37,997,000 and $5,603,000, respectively. There were no credit default swaps to sell protection for any Fund at March 31, 2024.

Interest Rate Swap Agreements. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Fund may make payments that are greater than what a Fund received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended March 31, 2024, Intermediate Bond and Strategic Income Opportunities had entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. The average notional amount on long interest rate swaps for Intermediate Bond and Strategic Income Opportunities was $678,694,638 and $459,927,461 respectively.

For the year ended March 31, 2024, Intermediate Bond and Strategic Income Opportunities had entered into interest rate swaps in which they pay a fixed interest rate and receive a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. The average notional amount on short interest rate swaps for Intermediate Bond and Strategic Income Opportunities was $1,057,273,518 and $423,070,191, respectively.

Please refer to the table within the Portfolio of Investments for Intermediate Bond and Strategic Income Opportunities for open centrally cleared interest rate swaps at March 31, 2024.

At March 31, 2024, Intermediate Bond and Strategic Income Opportunities had pledged $3,550,000 and $1,896,846 as cash collateral for open centrally cleared swaps, respectively.

Volatility Swap Contracts. Certain Funds may enter into volatility swaps. Volatility swaps are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike.

For the year ended March 31, 2024, Intermediate Bond and Strategic Income Opportunities had an average notional amount of $1,158,000 and $22,388,500 on foreign currency volatility swaps (receiver), respectively. Please refer to the table within the Portfolio of Investments for Intermediate Bond and Strategic Income Opportunities for open foreign currency volatility swaps at March 31, 2024.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2024 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

P. Offering Cost. Costs incurred with the offering of Short Duration High Income are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations on February 9, 2023.

Q. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended March 31, 2024, the cost of purchases and the proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
GNMA Income	$548,436,226	$548,238,055
High Yield Bond	362,546,930	284,546,569
Intermediate Bond	4,026,211,018	3,297,149,653
Short Duration High Income	129,091,239	30,434,590
Short Term Bond	283,648,030	116,938,264
Strategic Income Opportunities	1,208,899,865	1,369,335,752

U.S. government securities not included above were as follows:

	Purchases	Sales
GNMA Income	$7,402,686,525	$7,391,014,795
Intermediate Bond	18,765,586,076	18,473,669,967
Short Term Bond	1,623,214,147	1,634,085,609
Strategic Income Opportunities	3,585,544,733	3,603,050,517

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

Fund	Fees
GNMA Income	0.45% on the first $1 billion,
0.43% on the next $500 million and
0.41% on assets thereafter
High Yield Bond(1)	0.61% on the first $500 million,
0.55% on the next $4.5 billion and
0.50% on assets thereafter
Intermediate Bond	0.27% on all assets
Short Duration High Income	0.48% on all assets
Short Term Bond	0.25% on all assets
Strategic Income Opportunities	0.50% on all assets

(1)	The Investment Adviser has agreed to waive 0.05% of the management fee through August 1, 2024. Any fees waived or reimbursed in relation to this waiver are not eligible for recoupment. Termination or modification of this waiver requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Fund. Voya IM provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages each Funds’ assets in accordance with each Funds’ investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class A, Class C and Class R of the respective Funds each has a distribution and/or service and distribution plan (the “Plan”), whereby the Distributor is compensated by certain of the Funds for expenses incurred in the distribution and/or shareholder servicing of each Fund’s shares (“Distribution and/or Service Fees”). Pursuant to the Plan, the Distributor is entitled to payment each month for expenses incurred in the distribution and promotion of certain of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any Distribution and/or Service Fees paid to securities dealers who have executed a distribution agreement with the Distributor. In addition, High Yield Bond, Intermediate Bond, Short Term Bond and Strategic Income Opportunities have a shareholder service plan for Class A and Class C shares (together with the Plan referenced above, the “Plans”). Under the Plans, each class of shares of each Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2024 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

	Class A	Class C	Class R
GNMA Income	0.25%	1.00%	N/A
High Yield Bond	0.25%	1.00%	0.50%
Intermediate Bond	0.25%	1.00%	0.50%
Short Duration High Income	0.25%	1.00%	N/A
Short Term Bond	0.25%	1.00%	0.50%
Strategic Income Opportunities	0.25%	1.00%	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended March 31, 2024, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges:
GNMA Income	$2,383	$—
High Yield Bond	2,240	—
Intermediate Bond	5,353	—
Short Duration High Income	671	—
Short Term Bond	628	—
Strategic Income Opportunities	3,063	—

Contingent Deferred Sales Charges:
GNMA Income	$975	$2,853
High Yield Bond	252	12
Intermediate Bond	34	541
Short Duration High Income	—	1
Strategic Income Opportunities	—	1,084

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2024, the following direct or indirect, wholly owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:

Subsidiary/Affiliated
Investment Company	Fund	Percentage
Voya Global Diversified Payment	Short Duration
Fund	High Income	10.27%
Voya Index Solution Income Portfolio	Short Term Bond	7.15
Voya Institutional Trust Company	GNMA Income	13.75
Voya Investments, LLC	Short Duration
	High Income	20.47
Voya Retirement Conservative
Portfolio	Short Term Bond	7.25
Voya Retirement Growth Portfolio	High Yield Bond	7.83
	Short Term Bond	23.39
Voya Retirement Insurance and
Annuity Company	Intermediate Bond	8.62

Voya Retirement Moderate Growth
Portfolio	High Yield Bond	5.32
	Short Term Bond	18.18
Voya Retirement Moderate Portfolio	High Yield Bond	5.85
	Short Term Bond	15.00

The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Funds may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended March 31, 2024, the per account fees for affiliated recordkeeping services paid by each Fund were as follows:

Fund	Amount
GNMA Income	$244,562
High Yield Bond	5,595
Intermediate Bond	282,548
Short Term Bond	11
Strategic Income Opportunities	18,001

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) between the Investment Adviser and the Trust, on behalf of the Funds, the Investment Adviser has agreed to limit expenses of each Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses, as applicable, to the levels listed below:

	Class	Class	Class	Class	Class	Class
Fund	A	C	I	R	R6	W
GNMA Income	0.84%	1.59%	0.54%	N/A	0.54%	0.59%
High Yield Bond	1.10%	1.85%	0.85%	1.35%	0.83%	0.85%
Intermediate Bond	0.75%	1.50%	0.50%	1.00%	0.50%	0.50%
Short Duration High Income	0.85%	1.60%	0.60%	N/A	0.60%	N/A
Short Term Bond	0.65%	1.40%	0.35%	0.90%	0.30%	0.40%
Strategic Income Opportunities	1.15%	1.90%	0.72%	1.40%	0.60%	0.90%

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2024 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

With the exception of Strategic Income Opportunities and the non-recoupable management fee waiver for High Yield Bond, the Investment Adviser may at a later date recoup from a Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of March 31, 2024 the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

	March 31,
	2025	2026	2027	Total
Short Duration High Income	$—	$12,491	$155,312	$167,803
Short Term Bond	120,887	56,303	28,738	205,928

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of March 31, 2024, are as follows:

	March 31,
	2025	2026	2027	Total
GNMA Income
Class A	$—	$—	$54,219	$54,219
Class C	—	—	1,885	1,885
Class I	169,548	126,505	399,458	695,511
Class W	—	—	8,618	8,618
Short Duration High Income
Class A	$—	$—	$1,003	$1,003
Class C	—	—	3	3
Class I	—	7	7,922	7,929
Short Term Bond
Class I	$8,770	$10,349	$7,806	$26,925
Class R6	—	—	661	661

The Expense Limitation Agreement is contractual through August 1, 2024 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective June 12, 2023, the Funds, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 10, 2024. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 12, 2023, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 12, 2023.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the year ended March 31, 2024:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized		Approximate Weighted Average Interest Rate For Days Utilized
GNMA Income	3	$1,027,000		6.08%
High Yield Bond	9	1,981,333	(1)	6.19
Intermediate Bond	7	2,648,429	(2)	6.31

(1)	As of March 31, 2024, High Yield Bond had an outstanding balance of $1,630,000.

(2)	As of March 31, 2024, Intermediate Bond had an outstanding balance of $3,926,000.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2024 (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

						Net
						increase		Proceeds
						(decrease)		from
		Shares	Reinvestment			in		shares	Reinvestment
	Shares	issued in	of	Shares	Shares	shares	Shares	issued in	of	Shares	Shares	Net increase
	sold	merger	distributions	redeemed	converted	outstanding	sold	merger	distributions	redeemed	converted	(decrease)
Year or
period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
GNMA Income
Class A
3/31/2024	3,310,384	—	1,485,894	(13,470,625)	—	(8,674,347)	24,125,160	—	10,791,825	(97,219,845)	—	(62,302,860)
3/31/2023	8,662,434	—	1,260,960	(15,637,748)	—	(5,714,354)	65,480,777	—	9,458,438	(118,547,474)	—	(43,608,259)
Class C
3/31/2024	176,750	—	50,785	(1,119,781)	—	(892,246)	1,277,614	—	366,959	(8,075,451)	—	(6,430,878)
3/31/2023	426,198	—	45,979	(1,454,599)	—	(982,422)	3,208,894	—	342,488	(10,976,750)	—	(7,425,368)
Class I
3/31/2024	63,549,408	—	3,575,002	(59,166,658)	—	7,957,752	463,223,480	—	26,004,389	(430,099,169)	—	59,128,700
3/31/2023	73,733,932	—	2,129,572	(69,747,779)	—	6,115,725	556,500,667	—	16,020,098	(527,669,156)	—	44,851,609
Class P(1)
3/31/2024	—	—	—	—	—	—	—	—	—	—	—	—
3/31/2023	150,796	—	1,514	(156,307)	—	(3,997)	1,141,188	—	11,243	(1,174,037)	—	(21,606)
Class R6
3/31/2024	4,300,885	—	190,209	(4,557,954)	—	(66,860)	31,315,868	—	1,385,676	(33,426,972)	—	(725,428)
3/31/2023	1,857,031	—	110,352	(979,878)	—	987,505	14,212,219	—	828,986	(7,503,872)	—	7,537,333
Class W
3/31/2024	6,474,272	—	338,969	(9,062,582)	—	(2,249,341)	47,198,792	—	2,472,582	(66,401,724)	—	(16,730,350)
3/31/2023	1,154,980	—	283,020	(6,322,696)	—	(4,884,696)	8,777,294	—	2,135,722	(48,263,912)	—	(37,350,896)
High Yield Bond
Class A
3/31/2024	361,829	—	298,396	(1,250,087)	—	(589,862)	2,449,971	—	2,011,301	(8,416,434)	—	(3,955,162)
3/31/2023	537,141	—	335,012	(1,187,397)	—	(315,244)	3,630,499	—	2,269,789	(8,164,961)	—	(2,264,673)
Class C
3/31/2024	4,651	—	51,558	(162,054)	—	(105,845)	31,608	—	347,254	(1,085,964)	—	(707,102)
3/31/2023	15,650	—	68,923	(360,897)	—	(276,324)	108,101	—	466,638	(2,470,810)	—	(1,896,071)
Class I
3/31/2024	8,875,745	—	1,727,448	(10,597,062)	—	6,131	59,917,986	—	11,619,274	(71,662,084)	—	(124,824)
3/31/2023	13,288,597	—	1,772,476	(12,478,237)	—	2,582,836	91,566,913	—	11,976,296	(85,981,809)	—	17,561,400
Class P(2)
3/31/2024	—	—	—	—	—	—	—	—	—	—	—	—
3/31/2023	86,486	—	1,582,416	(37,547,356)	—	(35,878,454)	594,949	—	10,805,849	(255,926,038)	—	(244,525,240)
Class P3(3)
3/31/2024	—	—	—	—	—	—	—	—	—	—	—	—
3/31/2023	43,956	—	9,136	(171,175)	—	(118,083)	304,315	—	62,023	(1,158,263)	—	(791,925)
Class R
3/31/2024	4,988	—	2,447	(2,354)	—	5,081	33,784	—	16,502	(15,901)	—	34,385
3/31/2023	18,190	—	2,198	(6,368)	—	14,020	125,231	—	14,848	(43,427)	—	96,652
Class R6
3/31/2024	22,255,944	—	1,863,295	(9,319,419)	—	14,799,820	149,057,401	—	12,561,973	(62,809,363)	—	98,810,011
3/31/2023	9,147,216	—	446,194	(1,584,744)	—	8,008,666	60,873,882	—	3,023,148	(10,845,929)	—	53,051,101
Class W
3/31/2024	6,398,285	—	563,784	(9,082,366)	—	(2,120,297)	42,776,978	—	3,802,617	(61,432,464)	—	(14,852,869)
3/31/2023	4,246,913	—	710,179	(7,582,561)	—	(2,625,469)	28,861,646	—	4,821,836	(51,602,614)	—	(17,919,132)
Intermediate Bond
Class A
3/31/2024	5,977,567	—	762,513	(9,065,853)	—	(2,325,773)	51,208,990	—	6,538,618	(77,758,223)	—	(20,010,615)
3/31/2023	6,039,145	—	675,124	(16,764,116)	—	(10,049,847)	52,739,875	—	5,922,666	(147,691,741)	—	(89,029,200)
Class C
3/31/2024	151,165	—	23,175	(464,479)	—	(290,139)	1,294,652	—	198,461	(3,967,156)	—	(2,474,043)
3/31/2023	112,160	—	21,933	(656,114)	—	(522,021)	973,316	—	192,151	(5,773,250)	—	(4,607,783)
Class I
3/31/2024	207,565,223	—	22,038,851	(147,659,644)	—	81,944,430	1,774,833,300	—	189,035,741	(1,256,215,956)	—	707,653,085
3/31/2023	255,795,385	—	16,085,857	(344,956,757)	—	(73,075,515)	2,273,838,015	—	141,151,475	(3,044,798,908)	—	(629,809,418)
Class P3(4)
3/31/2024	—	—	—	—	—	—	—	—	—	—	—	—
3/31/2023	5,830,640	—	243,852	(14,037,512)	—	(7,963,020)	51,797,195	—	2,141,635	(122,473,358)	—	(68,534,528)
Class R
3/31/2024	2,526,079	—	454,892	(3,245,441)	—	(264,470)	21,721,201	—	3,905,475	(27,844,780)	—	(2,218,104)

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2024 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

						Net
						increase		Proceeds
						(decrease)		from
		Shares	Reinvestment			in		shares	Reinvestment
	Shares	issued in	of	Shares	Shares	shares	Shares	issued in	of	Shares	Shares	Net increase
	sold	merger	distributions	redeemed	converted	outstanding	sold	merger	distributions	redeemed	converted	(decrease)
Year or
period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)

Intermediate Bond (continued)
Class R
3/31/2023	1,941,190	—	359,089	(4,048,634)	—	(1,748,355)	17,098,433	—	3,152,853	(35,936,191)	—	(15,684,905)
Class R6
3/31/2024	67,453,322	—	11,141,203	(60,758,350)	—	17,836,175	579,836,589	—	95,629,666	(520,789,748)	—	154,676,507
3/31/2023	73,110,166	—	8,024,827	(86,107,680)	—	(4,972,687)	646,791,761	—	70,443,640	(758,883,993)	—	(41,648,592)
Class W
3/31/2024	9,303,807	—	350,011	(4,964,061)	—	4,689,757	78,045,149	—	3,000,082	(42,492,131)	—	38,553,100
3/31/2023	1,815,263	—	253,869	(13,186,402)	—	(11,117,270)	16,178,038	—	2,240,487	(118,828,132)	—	(100,409,607)
Short Duration High Income
Class A
3/31/2024	412,758	—	89,091	(23,348)	—	478,501	4,110,562	—	893,099	(231,044)	—	4,772,617
2/09/2023(5)-
3/31/2023	862,214	—	8,416	—	—	870,630	8,617,007	—	83,236	—	—	8,700,243
Class C
4/20/2023(5)-
3/31/2024	33,769	—	269	(17)	—	34,021	345,881	—	2,750	(177)	—	348,454
Class I
3/31/2024	8,835,757	—	244,182	(661,895)	—	8,418,044	89,205,650	—	2,462,161	(6,700,266)	—	84,967,545
2/09/2023(5)-
3/31/2023	881,952	—	8,979	—	—	890,931	8,813,333	—	88,803	—	—	8,902,136
Class R6
3/31/2024	1,737,978	—	116,351	(38,894)	—	1,815,435	17,414,983	—	1,172,298	(394,839)	—	18,192,442
2/09/2023(5)-
3/31/2023	833,333	—	8,657	—	—	841,990	8,333,334	—	85,623	—	—	8,418,957
Short Term Bond
Class A
3/31/2024	115,065	—	25,815	(670,464)	—	(529,584)	1,070,046	—	238,645	(6,196,518)	—	(4,887,827)
3/31/2023	110,007	—	31,688	(770,084)	—	(628,389)	1,028,426	—	294,501	(7,126,977)	—	(5,804,050)
Class C
3/31/2024	4,005	—	376	(11,557)	—	(7,176)	37,161	—	3,473	(107,031)	—	(66,397)
3/31/2023	2,890	—	322	(33,367)	—	(30,155)	26,785	—	2,997	(312,357)	—	(282,575)
Class I
3/31/2024	1,927,775	—	154,690	(1,700,440)	—	382,025	17,790,266	—	1,428,953	(15,749,402)	—	3,469,817
3/31/2023	3,028,561	—	84,847	(3,084,170)	—	29,238	27,898,398	—	786,797	(28,724,920)	—	(39,725)
Class P2(6)
3/31/2024	—	—	—	—	—	—	748	—	—	—	—	748
3/31/2023	249,092	—	30,934	(3,094,620)	—	(2,814,594)	2,319,764	—	287,230	(28,457,191)	—	(25,850,197)
Class P3(7)
3/31/2024	—	—	—	—	—	—	1	—	—	(2,664)	—	(2,663)
3/31/2023	1,135,277	—	13,935	(1,758,058)	—	(608,846)	10,600,984	—	129,696	(16,137,633)	—	(5,406,953)
Class R
3/31/2024	1,264	—	118	(184)	—	1,198	11,712	—	1,092	(1,715)	—	11,089
3/31/2023	1,036	—	41	(377)	—	700	9,722	—	384	(3,543)	—	6,563
Class R6
3/31/2024	28,350,341	—	2,301,592	(12,773,278)	—	17,878,655	262,517,916	—	21,290,120	(118,109,582)	—	165,698,454
3/31/2023	15,171,571	—	906,987	(18,584,103)	—	(2,505,545)	141,319,801	—	8,431,735	(173,522,880)	—	(23,771,344)
Class W
3/31/2024	85,854	—	52,518	(412,476)	—	(274,104)	796,826	—	487,175	(3,824,428)	—	(2,540,427)
3/31/2023	242,070	—	39,541	(976,562)	—	(694,951)	2,280,395	—	368,976	(9,138,541)	—	(6,489,170)
Strategic Income Opportunities
Class A
3/31/2024	1,858,965	—	330,515	(3,414,365)	—	(1,224,885)	16,846,508	—	2,981,715	(30,673,283)	—	(10,845,060)
3/31/2023	2,161,239	—	308,066	(5,353,583)	—	(2,884,278)	19,705,733	—	2,800,165	(48,903,213)	—	(26,397,315)
Class C
3/31/2024	457,911	—	159,618	(1,074,816)	—	(457,287)	4,070,200	—	1,418,716	(9,548,534)	—	(4,059,618)
3/31/2023	528,190	—	119,786	(1,772,262)	—	(1,124,286)	4,781,253	—	1,071,657	(15,912,261)	—	(10,059,351)
Class I
3/31/2024	54,963,363	—	7,816,338	(73,556,964)	—	(10,777,263)	496,584,223	—	70,581,373	(663,120,840)	—	(95,955,244)
3/31/2023	65,354,991	—	6,665,654	(118,116,153)	—	(46,095,508)	597,442,459	—	60,676,878	(1,079,721,182)	—	(421,601,845)
Class P(8)
3/31/2024	—	—	—	—	—	—	—	—	—	—	—	—
3/31/2023	—	—	6	(346)	—	(340)	—	—	51	(3,182)	—	(3,131)

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2024 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

						Net
						increase		Proceeds
						(decrease)		from
		Shares	Reinvestment			in		shares	Reinvestment			Net
	Shares	issued in	of	Shares	Shares	shares	Shares	issued in	of	Shares	Shares	increase
	sold	merger	distributions	redeemed	converted	outstanding	sold	merger	distributions	redeemed	converted	(decrease)
Year or
period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)

Strategic Income Opportunities (continued)
Class R
3/31/2024	117,724	—	94,007	(497,018)	—	(285,287)	1,053,945	—	841,057	(4,428,359)	—	(2,533,357)
3/31/2023	205,455	—	69,029	(376,994)	—	(102,510)	1,843,645	—	621,828	(3,419,516)	—	(954,043)
Class R6
3/31/2024	24,859,430	—	575,826	(17,485,848)	—	7,949,408	222,565,950	—	5,228,912	(156,757,231)	—	71,037,631
3/31/2023	2,464,303	—	689,623	(1,102,354)	—	2,051,572	22,125,558	—	6,248,297	(10,112,323)	—	18,261,532
Class W
3/31/2024	705,782	—	53,452	(1,052,082)	—	(292,848)	6,387,472	—	480,992	(9,461,964)	—	(2,593,500)
3/31/2023	932,532	—	69,702	(2,669,069)	—	(1,666,835)	8,503,175	—	634,073	(24,406,942)	—	(15,269,694)

(1)	Class P was fully redeemed on close of business March 24, 2023
(2)	Class P was fully redeemed on close of business February 24, 2023
(3)	Class P3 was fully redeemed on close of business February 22, 2023
(4)	Class P3 was fully redeemed on close of business March 30, 2023
(5)	Commencement of operations.
(6)	Class P2 was fully redeemed on close of business November 29, 2022
(7)	Class P3 was fully redeemed on close of business November 3, 2022
(8)	Class P was fully redeemed on close of business September 8, 2022

NOTE 10 — UNFUNDED LOAN COMMITMENTS

Certain Funds may enter into credit agreements, all or a portion of which may be unfunded. The Funds are obligated to fund these loan commitments at the borrower’s discretion. Funded and unfunded portions of the credit agreements are presented in the Portfolio of Investments. At March 31, 2024, Strategic Income Opportunities had the following unfunded loan commitments:

Unfunded
Loan
Loan	Commitment
AI Aqua Merger Sub, Inc. 2023 Incremental Term Loan	$46,687
Ryan, LLC Delayed Draw Term Loan	25,238
$71,925

*	The unrealized appreciation/(depreciation) on these commitments as of March 31, 2024 is included in the Investments in securities at fair value on the Statement of Assets and Liabilities.

NOTE 11 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2024 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a fund.

The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of March 31, 2024:

High Yield Bond

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$1,443,325	$(1,443,325)	$—
BNP Paribas	611,161	(611,161)	—
BNP Paribas Prime Brokerage Int'l Ltd.	950,745	(950,745)	—
Citigroup Global Markets Inc.	1,177,559	(1,177,559)	—
Goldman, Sachs & Co. LLC	1,820,003	(1,820,003)	—
J.P. Morgan Securities LLC	34,528,936	(34,528,936)	—
Morgan Stanley & Co. LLC	8,049,165	(8,049,165)	—
Scotia Capital (USA) INC	1,064,282	(1,064,282)	—
TD Prime Services LLC	911,552	(911,552)	—
UBS AG	1,009,221	(1,009,221)	—
Total	$51,565,949	$(51,565,949)	$—

(1)	Cash collateral with a fair value of $52,894,773 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Intermediate Bond

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$11,797,817	$(11,797,817)	$—
Barclays Capital Inc.	121,216,131	(121,216,131)	—
BMO Capital Markets Corp	20,596,018	(20,596,018)	—
BNP Paribas	1,558,856	(1,558,856)	—
BNP Paribas Prime Brokerage Int'l Ltd.	1,159,957	(1,159,957)	—
Canadian Imperial Bank Of Commerce	7,820,250	(7,820,250)	—
Citadel Clearing LLC	2,343,482	(2,343,482)	—
Goldman, Sachs & Co. LLC	54,365	(54,365)	—
J.P. Morgan Securities LLC	168,039,708	(168,039,708)	—

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Jefferies International Ltd	$171,165	$(171,165)	$—
Morgan Stanley & Co. LLC	45,149,440	(45,149,440)	—
MUFG Securities Americas Inc.	340,831	(340,831)	—
Nomura Securities International, Inc.	983,563	(983,563)	—
RBC Capital Markets, LLC	419,256	(419,256)	—
Scotia Capital (USA) INC	1,338,988	(1,338,988)	—
Societe Generale	14,001,706	(14,001,706)	—
TD Prime Services LLC	42,846,847	(42,846,847)	—
Truist Securities INC	40,206	(40,206)	—
Wells Fargo Securities LLC	805,862	(805,862)	—
Total	$440,684,448	$(440,684,448)	$—

(1)	Cash collateral with a fair value of $450,301,034 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Short Duration High Income

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$753,276	$(753,276)	$—
Goldman, Sachs & Co. LLC	10,510,869	(10,510,869)	—
Jefferies LLC	817,963	(817,963)	—
Truist Securities INC	739,515	(739,515)	—
Total	$12,821,623	$(12,821,623)	$—

(1)	Cash collateral with a fair value of $13,182,346 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Short Term Bond

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$284,016	$(284,016)	$—
BNP Paribas	325,297	(325,297)	—
BofA Securities Inc	98,286	(98,286)	—
Citigroup Global Markets Inc.	700,521	(700,521)	—
Goldman, Sachs & Co. LLC	325,779	(325,779)	—
J.P. Morgan Securities LLC	3,020,929	(3,020,929)	—
Jefferies LLC	169,268	(169,268)	—
Morgan Stanley & Co. LLC	387,193	(387,193)	—
National Financial Services LLC	475,480	(475,480)	—
RBC Capital Markets, LLC	222,055	(222,055)	—
Scotia Capital (USA) INC	511,124	(511,124)	—

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2024 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Societe Generale	$1,656,011	$(1,656,011)	$—
TD Prime Services LLC	90,167	(90,167)	—
US Bancorp Investments	592,326	(592,326)	—
Wells Fargo Clearing Services, LLC	1,666,640	(1,666,640)	—
Total	$10,525,092	$(10,525,092)	$—

(1)	Cash collateral with a fair value of $10,816,724 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Strategic Income Opportunities

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$4,865,503	$(4,865,503)	$—
BNP Paribas Prime Brokerage Int'l Ltd.	467,078	(467,078)	—
BNP Paribas Securities Corp.	131,589	(131,589)	—
Citigroup Global Markets Limited	1,044,551	(1,044,551)	—

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman, Sachs & Co. LLC	$1,251,405	$(1,251,405)	$—
J.P. Morgan Securities LLC	20,463,201	(20,463,201)	—
Jefferies LLC	78,855	(78,855)	—
JP Morgan Securities Plc.	828,987	(828,987)	—
Morgan Stanley & Co. LLC	5,977,350	(5,977,350)	—
MUFG Securities Americas Inc.	553,522	(553,522)	—
Nomura Securities International, Inc.	248,157	(248,157)	—
RBC Capital Markets, LLC	129,908	(129,908)	—
Societe Generale	822,208	(822,208)	—
TD Prime Services LLC	5,576,351	(5,576,351)	—
TD Securities INC	206,234	(206,234)	—
Truist Securities INC	6,721	(6,721)	—
UBS AG	408,221	(408,221)	—
Wells Fargo Securities LLC	1,511,419	(1,511,419)	—
Total	$44,571,260	$(44,571,260)	$—

(1)	Cash collateral with a fair value of $45,806,838 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, futures contracts, paydowns, swaps, straddle loss deferrals, and wash sale deferrals.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended	Year Ended
	March 31, 2024	March 31, 2023
	Ordinary	Ordinary	Long-term
	Income	Income	Capital Gains
GNMA Income	$48,022,294	$35,132,244	$—
High Yield Bond	31,951,958	32,145,490	3,451,344
Intermediate Bond	340,492,684	256,679,701	—
Short Duration High Income	4,608,971	257,963	—
Short Term Bond	23,544,635	10,347,518	—
Strategic Income Opportunities	89,761,742	79,582,543	—

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2024 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2024 were:

	Undistributed	Undistributed	Unrealized				Total
	Ordinary	Long-term	Appreciation/	Capital Loss Carryforwards			Distributable
	Income	Capital Gains	(Depreciation)	Amount	Character	Other	Earnings/(Loss)
GNMA Income	$192,276	$—	$(126,436,197)	$(80,913,785)	Short-term	$(545,648)	$(227,996,723)
				(20,293,369)	Long-term
				$(101,207,154)
High Yield Bond	177,192	—	(4,811,008)	(6,088,354)	Short-term	(173,043)	(50,957,894)
				(40,062,681)	Long-term
				$(46,151,035)
Intermediate Bond	26,878,164	—	(454,403,118)	(343,827,621)	Short-term	(4,387,770)	(1,468,505,757)
				(692,765,412)	Long-term
				$(1,036,593,033)
Short Duration High Income	457,885	62,104	513,344	—	—	(32,329)	1,001,004
Short Term Bond	233,682	—	(2,111,601)	(9,031,086)	Short-term	(14,552)	(33,234,251)
				(22,310,694)	Long-term
				$(31,341,780)
Strategic Income Opportunities	411,148	—	(97,335,642)	(33,226,185)	Short-term	(654,843)	(289,213,602)
				(158,408,080)	Long-term
				$(191,634,265)

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.

As of March 31, 2024, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

The London Interbank Offered Rate (“LIBOR”) was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Fund may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets in these new rates are continuing to develop. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly on the Fund and the financial instruments in which it invests;

however, longer-term impacts are still uncertain.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2024 (CONTINUED)

NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”) (continued)

in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

NOTE 14 — LIQUIDITY

Consistent with Rule 22e-4 under the 1940 Act, the Funds have established a liquidity risk management program to govern their approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Funds’ Investment Adviser, Voya Investments, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, each Fund’s liquidity risk.

The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re- classification, as necessary) of a Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding a Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether a Fund will be able to meet its redemption obligations in a timely manner.

During the period covered by the annual assessment, January 1, 2023 through December 31, 2023, the Program supported the Funds’ ability to honor redemption requests in a timely manner and the Program Administrator’s management of each Fund’s liquidity risk, including during any periods of market volatility and net redemptions.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to each Fund’s prospectus for more information regarding each Fund’s exposure to liquidity risk and other risks.

NOTE 15 — MARKET DISRUPTION AND GEOPOLITICAL

The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of investments, including beyond the direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund's investments. Any of these occurrences could disrupt the operations of the Funds and of the Funds' service providers.

NOTE 16 — SUBSEQUENT EVENTS

Dividends: Subsequent to March 31, 2024, the Funds declared dividends from net investment income of:

	Per Share	Payable	Record
	Amount	Date	Date
GNMA Income
Class A	$0.0205	May 1, 2024	Daily
Class C	$0.0159	May 1, 2024	Daily

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2024 (CONTINUED)

NOTE 16 — SUBSEQUENT EVENTS (continued)

Class I	$0.0223	May 1, 2024	Daily
Class R6	$0.0226	May 1, 2024	Daily
Class W	$0.0221	May 1, 2024	Daily
High Yield Bond
Class A	$0.0347	May 1, 2024	Daily
Class C	$0.0305	May 1, 2024	Daily
Class I	$0.0366	May 1, 2024	Daily
Class R	$0.0333	May 1, 2024	Daily
Class R6	$0.0371	May 1, 2024	Daily
Class W	$0.0362	May 1, 2024	Daily
Intermediate Bond
Class A	$0.0302	May 1, 2024	Daily
Class C	$0.0249	May 1, 2024	Daily
Class I	$0.0329	May 1, 2024	Daily
Class R	$0.0285	May 1, 2024	Daily
Class R6	$0.0333	May 1, 2024	Daily
Class W	$0.0320	May 1, 2024	Daily
Short Duration High Income
Class A	$0.0636	May 1, 2024	Daily
Class C	$0.0580	May 1, 2024	Daily
Class I	$0.0656	May 1, 2024	Daily

Class R6	$0.0656	May 1, 2024	Daily
Short Term Bond
Class A	$0.0322	May 1, 2024	Daily
Class C	$0.0265	May 1, 2024	Daily
Class I	$0.0342	May 1, 2024	Daily
Class R	$0.0304	May 1, 2024	Daily
Class R6	$0.0346	May 1, 2024	Daily
Class W	$0.0342	May 1, 2024	Daily
Strategic Income Opportunities
Class A	$0.0406	May 1, 2024	Daily
Class C	$0.0344	May 1, 2024	Daily
Class I	$0.0424	May 1, 2024	Daily
Class R	$0.0383	May 1, 2024	Daily
Class R6	$0.0428	May 1, 2024	Daily
Class W	$0.0423	May 1, 2024	Daily

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024

			Percentage
Principal			of Net
Amount†		Value	Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: 77.5%
	Federal Home Loan Mortgage Corporation: 1.1%(1)
654,512	3.500%, 07/01/2047	$597,773	0.1
1,417,384	3.500%, 12/01/2047	1,298,190	0.1
2,741,466	3.500%, 03/01/2048	2,510,925	0.2
3,095,748	3.500%, 11/01/2048	2,835,407	0.2
895,246	4.000%, 07/01/2047	848,302	0.1
357,010	4.500%, 08/01/2047	347,936	0.0
404,485	5.000%, 11/01/2035	407,282	0.1
19,694	5.000%, 12/01/2035	19,830	0.0
9,484	5.000%, 01/01/2038	9,550	0.0
9,012	5.000%, 03/01/2038	9,074	0.0
34,806	5.000%, 03/01/2038	35,047	0.0
95,544	5.000%, 02/01/2039	95,075	0.0
353,142	5.000%, 07/01/2039	352,976	0.1
118,217	5.000%, 01/01/2040	118,161	0.0
416,242	5.000%, 04/01/2040	416,661	0.1
1,301,940	5.000%, 10/01/2040	1,300,657	0.1
146,450	5.000%, 05/01/2041	146,200	0.0
123,392	5.290%, 10/01/2037	125,465	0.0
22,769	5.410%, 07/01/2037	23,237	0.0
8,143	5.410%, 08/01/2037	8,187	0.0
32,831	5.440%, 01/01/2037	33,537	0.0
42,738	5.440%, 04/01/2037	43,657	0.0
26,942	5.440%, 09/01/2037	27,493	0.0
25,447	5.440%, 02/01/2038	25,994	0.0
91,830	5.450%, 12/01/2037	93,249	0.0
117,938	5.450%, 12/01/2037	119,449	0.0
30,439	5.460%, 08/01/2037	31,113	0.0
33,727	5.460%, 01/01/2038	34,225	0.0
49,330	5.500%, 08/01/2037	50,438	0.0
80,533	5.500%, 11/01/2037	82,416	0.0
33,104	5.620%, 12/01/2036	34,004	0.0
35,240	5.620%, 03/01/2037	35,976	0.0
57,238	5.620%, 08/01/2037	58,732	0.0
66,441	5.625%, 12/01/2036	68,259	0.0
89,082	5.625%, 01/01/2037	91,449	0.0
86,088	5.625%, 03/01/2037	88,444	0.0
80,977	5.625%, 06/01/2037	83,103	0.0
70,537	5.625%, 07/01/2037	72,467	0.0
38,867	5.625%, 02/01/2038	39,930	0.0
300,361	5.750%, 09/01/2037	308,603	0.0
69,673	5.750%, 10/01/2037	71,862	0.0
84,895	6.090%, 12/01/2037	86,614	0.0
3,008	7.500%, 01/01/2030	3,061	0.0
		13,090,010	1.1
	Federal National Mortgage Association: 0.5%(1)
59,922	3.125%, 11/01/2041	56,061	0.0
24,997	3.250%, 04/01/2041	24,672	0.0
89,663	3.475%, 10/01/2041	85,356	0.0
81,331	3.750%, 09/01/2041	78,094	0.0
58,420	3.750%, 10/01/2041	56,080	0.0
4,308,187	4.000%, 07/01/2056	4,002,830	0.3
660,419	4.500%, 09/01/2047	662,782	0.1
82,153	5.290%, 09/01/2037	81,143	0.0
242,792	5.290%, 11/01/2037	240,098	0.0
71,987	5.290%, 12/01/2037	70,572	0.0
111,335	5.290%, 04/01/2038	109,951	0.0
34,530	5.350%, 04/01/2029	34,253	0.0
59,886	5.390%, 05/01/2038	59,236	0.0
109,467	5.440%, 08/01/2047	107,813	0.0

			Percentage
Principal			of Net
Amount†		Value	Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal National Mortgage Association (continued)
156,856	5.440%, 08/01/2047	$154,699	0.0
166,580	5.440%, 08/01/2047	164,337	0.0
167,751	5.440%, 09/01/2047	165,497	0.0
262,453	5.440%, 10/01/2047	259,584	0.1
57,093	5.620%, 12/01/2036	56,754	0.0
97,980	5.890%, 08/01/2047	96,748	0.0
105,640	5.890%, 10/01/2047	104,541	0.0
5,477	6.600%, 07/01/2027	5,454	0.0
14,095	6.600%, 06/01/2028	14,037	0.0
		6,690,592	0.5
	Government National Mortgage Association: 69.7%
4,688,622	2.000%, 08/20/2050	3,850,519	0.3
32,987,441	2.000%, 12/20/2050	27,070,431	2.2
18,343,349	2.000%, 01/20/2051	15,049,401	1.2
15,450,741	2.000%, 02/20/2051	12,670,213	1.0
7,116,928	2.000%, 06/20/2051	5,834,725	0.5
12,671,621	2.000%, 08/20/2051	10,388,561	0.8
3,598,399	2.000%, 10/20/2051	2,950,057	0.2
2,515,001	2.000%, 11/20/2051	2,061,854	0.2
17,606,282	2.000%, 03/20/2052	14,439,238	1.2
153,699,000 (2)	2.000%, 04/20/2054	125,944,852	10.0
9,409,927	2.500%, 12/20/2050	7,947,473	0.6
33,923,217	2.500%, 03/20/2051	28,951,789	2.3
17,107,415	2.500%, 04/20/2051	14,592,499	1.2
16,980,883	2.500%, 05/20/2051	14,486,123	1.2
1,195,331	2.500%, 06/20/2051	1,019,897	0.1
3,915,442	2.500%, 08/20/2051	3,339,160	0.3
28,707,055	2.500%, 09/20/2051	24,478,850	1.9
51,980,702	2.500%, 10/20/2051	44,302,971	3.5
29,419,865	2.500%, 11/20/2051	25,083,569	2.0
3,909,569	2.500%, 12/20/2051	3,332,097	0.3
17,262,544	2.500%, 03/20/2052	14,708,066	1.2
155,474	3.000%, 12/15/2041	142,212	0.0
80,498	3.000%, 01/15/2042	71,966	0.0
161,872	3.000%, 01/15/2042	148,440	0.0
162,480	3.000%, 01/15/2042	148,826	0.0
458,324	3.000%, 02/15/2042	414,287	0.0
158,633	3.000%, 03/15/2042	143,391	0.0
132,460	3.000%, 04/15/2042	118,422	0.0
54,748	3.000%, 05/15/2042	50,203	0.0
42,906	3.000%, 06/15/2042	38,359	0.0
23,878,672	3.000%, 04/20/2045	21,482,928	1.7
324,885	3.000%, 11/20/2045	286,674	0.0
56,994	3.000%, 12/20/2045	50,279	0.0
88,850	3.000%, 12/20/2045	78,380	0.0
95,329	3.000%, 12/20/2045	84,104	0.0
54,482	3.000%, 01/20/2046	48,078	0.0
2,020,307	3.000%, 02/20/2050	1,734,684	0.2
2,710,173	3.000%, 10/20/2051	2,390,935	0.2
22,338,210	3.000%, 10/20/2051	19,262,258	1.5
18,029,442	3.000%, 11/20/2051	15,546,803	1.2
1,472,096	3.000%, 01/20/2052	1,298,793	0.1
8,227,634	3.000%, 03/20/2052	7,232,580	0.6
3,817,150	3.000%, 04/20/2052	3,367,189	0.3
48,640,000 (2)	3.000%, 04/20/2054	42,900,871	3.4
47,320	3.250%, 03/15/2041	43,464	0.0
236,847	3.250%, 04/15/2041	217,697	0.0
71,527	3.250%, 05/15/2041	65,767	0.0
331,334	3.250%, 06/15/2041	304,702	0.0

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
56,201	3.250%, 07/15/2041	$51,578	0.0
341,690	3.250%, 07/15/2041	313,903	0.0
590,712	3.250%, 08/15/2041	542,950	0.1
186,796	3.250%, 09/15/2041	171,787	0.0
248,413	3.250%, 09/15/2041	228,453	0.0
39,296	3.250%, 11/15/2041	36,064	0.0
136,257	3.250%, 11/15/2041	125,305	0.0
62,624	3.250%, 12/15/2041	57,590	0.0
36,566	3.250%, 04/15/2042	33,558	0.0
27,785	3.250%, 06/15/2042	25,537	0.0
74,983	3.250%, 06/15/2042	68,814	0.0
827,416	3.500%, 04/20/2043	758,652	0.1
950,808	3.500%, 06/20/2045	874,722	0.1
2,406,027	3.500%, 04/20/2046	2,224,373	0.2
3,744,880	3.500%, 03/20/2047	3,505,711	0.3
459,777	3.500%, 07/20/2047	424,618	0.0
757,197	3.500%, 07/20/2047	698,115	0.1
19,036,867	3.500%, 12/20/2047	17,499,800	1.4
6,834,471	3.500%, 01/20/2048	6,296,865	0.5
2,637,217	3.500%, 02/20/2048	2,437,108	0.2
5,226,643	3.500%, 02/20/2048	4,805,388	0.4
9,912,836	3.500%, 03/20/2048	9,139,925	0.7
27,313,349	3.500%, 03/20/2052	24,858,073	2.0
5,000,000 (2)	3.500%, 04/20/2054	4,550,168	0.4
58,675	3.640%, 10/20/2064	57,116	0.0
48,836	3.650%, 12/15/2040	45,994	0.0
13,965	3.750%, 09/15/2041	13,045	0.0
235,786	3.750%, 09/15/2041	222,532	0.0
72,315	3.750%, 10/15/2041	68,421	0.0
104,577	3.750%, 10/15/2041	98,946	0.0
1,683,265	3.750%, 05/20/2042	1,559,146	0.1
2,400,112	3.750%, 05/20/2042	2,215,758	0.2
122,965	3.900%, 10/15/2041	117,049	0.0
49,208	4.000%, 05/20/2033	46,665	0.0
26,328	4.000%, 01/15/2034	25,459	0.0
274,972	4.000%, 05/20/2034	264,974	0.0
316,450	4.000%, 07/20/2034	304,793	0.0
391,347	4.000%, 07/20/2034	378,217	0.0
69,112	4.000%, 08/20/2035	66,064	0.0
598,300	4.000%, 09/20/2040	563,471	0.1
945,705	4.000%, 07/20/2041	893,128	0.1
4,119,493	4.000%, 08/20/2042	3,962,642	0.3
107,944	4.000%, 09/15/2042	102,771	0.0
673,953	4.000%, 10/20/2043	652,853	0.1
1,199,067	4.000%, 12/20/2044	1,134,172	0.1
1,078,662	4.000%, 01/20/2045	1,020,278	0.1
285,617	4.000%, 06/20/2045	273,592	0.0
1,166,335	4.000%, 07/20/2045	1,111,295	0.1
1,297,329	4.000%, 09/20/2045	1,239,370	0.1
62,020	4.000%, 12/20/2045	59,212	0.0
314,306	4.000%, 01/20/2046	295,584	0.0
2,595,426	4.000%, 01/20/2046	2,480,549	0.2
59,937	4.000%, 02/20/2046	57,211	0.0
1,463,584	4.000%, 03/20/2046	1,391,581	0.1
723,406	4.000%, 04/20/2046	689,900	0.1
309,711	4.000%, 08/20/2046	294,156	0.0
1,259,674	4.000%, 09/20/2047	1,178,932	0.1
11,580,715	4.000%, 02/20/2050	10,953,671	0.9

			Percentage
Principal			of Net
Amount†		Value	Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
11,376,356	4.000%, 06/20/2052	$10,647,358	0.9
5,730,000 (2)	4.000%, 04/20/2054	5,362,394	0.4
4,316	4.301%, 09/20/2062	4,164	0.0
4,923	4.362%, 04/20/2066	4,788	0.0
422,061	4.417%, 01/20/2065	414,295	0.0
6,918	4.430%, 10/20/2067	6,732	0.0
105,622	4.450%, 07/15/2040	100,000	0.0
59,150	4.450%, 09/15/2040	56,585	0.0
842,414	4.451%, 01/20/2065	828,441	0.1
13,556	4.480%, 02/20/2068	13,222	0.0
1,030,280	4.491%, 02/20/2065	1,012,300	0.1
4,606	4.500%, 07/20/2036	4,528	0.0
369,528	4.500%, 10/15/2039	363,848	0.0
263,456	4.500%, 11/15/2039	259,715	0.0
277,641	4.500%, 11/15/2039	273,613	0.0
84,408	4.500%, 12/15/2039	83,036	0.0
208,354	4.500%, 01/15/2040	204,432	0.0
23,082	4.500%, 01/20/2040	22,345	0.0
957,937	4.500%, 02/15/2040	931,942	0.1
48,642	4.500%, 06/15/2040	47,322	0.0
21,670	4.500%, 07/20/2040	20,980	0.0
76,545	4.500%, 08/20/2040	74,106	0.0
533,618	4.500%, 09/20/2041	526,029	0.1
190,768	4.500%, 10/20/2048	185,736	0.0
89,096	4.500%, 11/20/2048	86,741	0.0
2,709,805	4.500%, 12/20/2048	2,638,187	0.2
66,754	4.500%, 01/20/2049	64,983	0.0
4,720,255	4.500%, 02/20/2049	4,594,793	0.4
230,256	4.500%, 03/20/2049	224,148	0.0
37,812	4.500%, 05/20/2049	36,744	0.0
4,181,269	4.500%, 11/20/2049	4,028,415	0.3
5,233,181	4.500%, 12/20/2049	5,094,356	0.4
8,979,547	4.500%, 10/20/2052	8,635,195	0.7
713,791	4.500%, 01/20/2053	686,324	0.1
9,515,922	4.500%, 02/20/2053	9,149,240	0.7
5,000,000 (2)	4.500%, 04/20/2054	4,804,925	0.4
56,900,000 (2)	4.500%, 05/20/2054	54,706,722	4.3
5,735	4.526%, 04/20/2065	5,616	0.0
24,442	4.580%, 01/20/2034	23,790	0.0
37,763	4.580%, 03/20/2034	36,756	0.0
29,611	4.580%, 04/20/2034	28,821	0.0
38,375	4.580%, 04/20/2034	37,352	0.0
37,575	4.580%, 06/20/2034	36,573	0.0
96,279	4.658%, 10/20/2064	94,450	0.0
76,704	4.689%, 09/20/2064	75,748	0.0
442	4.700%, 06/20/2061	431	0.0
79,833	4.700%, 09/20/2064	78,469	0.0
323,243	4.750%, 06/15/2029	319,268	0.0
70,295	4.750%, 01/15/2030	69,432	0.0
45,368	4.750%, 06/20/2033	44,112	0.0
18,036	4.750%, 07/20/2033	17,901	0.0
31,116	4.750%, 07/20/2033	30,684	0.0
40,968	4.750%, 07/20/2033	39,834	0.0
22,703	4.750%, 08/20/2033	22,031	0.0
47,429	4.750%, 08/20/2033	46,532	0.0
18,984	4.750%, 09/20/2033	18,422	0.0
26,299	4.750%, 10/20/2033	25,793	0.0
21,171	4.750%, 11/20/2033	20,544	0.0

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
18,920	4.750%, 12/20/2033	$18,350	0.0
156,481	4.750%, 09/15/2034	154,672	0.0
19,041	4.920%, 04/20/2033	18,699	0.0
38,983	4.920%, 04/20/2033	38,107	0.0
23,270	4.920%, 05/20/2033	22,719	0.0
24,012	4.920%, 05/20/2033	23,816	0.0
25,734	4.920%, 05/20/2033	25,124	0.0
329,569	5.000%, 04/20/2030	327,262	0.0
128,707	5.000%, 07/15/2033	128,848	0.0
35,233	5.000%, 03/15/2034	35,009	0.0
55,692	5.000%, 01/15/2035	55,339	0.0
7,156	5.000%, 03/15/2035	7,177	0.0
38,999	5.000%, 03/15/2035	39,297	0.0
24,602	5.000%, 04/15/2035	24,474	0.0
138,958	5.000%, 04/15/2035	138,967	0.0
12,499	5.000%, 05/15/2035	12,595	0.0
34,280	5.000%, 05/20/2035	34,534	0.0
191,431	5.000%, 11/20/2035	193,130	0.0
88,111	5.000%, 04/20/2036	88,676	0.0
13,447	5.000%, 08/20/2038	13,371	0.0
155,169	5.000%, 10/20/2038	153,383	0.0
27,588	5.000%, 11/20/2038	26,759	0.0
104,043	5.000%, 01/20/2039	103,435	0.0
33,664	5.000%, 02/15/2039	34,046	0.0
144,613	5.000%, 03/15/2039	145,813	0.0
55,097	5.000%, 11/15/2039	55,121	0.0
425,246	5.000%, 11/15/2039	423,155	0.0
535,397	5.000%, 11/15/2039	536,376	0.1
53,235	5.000%, 04/15/2040	53,209	0.0
569,072	5.000%, 09/15/2040	564,643	0.1
404,317	5.000%, 07/20/2041	407,917	0.0
18,551,663	5.000%, 11/20/2052	18,252,020	1.5
28,839,538	5.000%, 04/20/2053	28,360,365	2.3
35,000,000 (2)	5.000%, 05/15/2053	34,410,159	2.7
13,756	5.250%, 06/15/2028	13,701	0.0
41,465	5.250%, 06/15/2029	41,274	0.0
750,096	5.250%, 01/20/2036	754,476	0.1
102,621	5.290%, 07/20/2037	106,374	0.0
70,188	5.290%, 08/20/2037	72,586	0.0
89,004	5.290%, 09/20/2037	92,156	0.0
110,683	5.290%, 09/20/2037	114,738	0.0
103,199	5.290%, 01/20/2038	106,981	0.0
21,632	5.350%, 04/20/2029	21,488	0.0
20,179	5.350%, 06/20/2029	20,046	0.0
23,164	5.350%, 10/20/2029	23,011	0.0
64,083	5.350%, 07/20/2033	65,337	0.0
11,125	5.350%, 08/20/2033	11,179	0.0
60,732	5.390%, 08/20/2038	59,899	0.0
66,631	5.390%, 09/15/2038	68,123	0.0
22,012	5.490%, 08/20/2033	22,367	0.0
37,382	5.490%, 09/20/2033	37,917	0.0
39,306	5.490%, 09/20/2033	39,940	0.0
160,825	5.490%, 09/20/2033	162,829	0.0
156,979	5.490%, 10/20/2033	158,933	0.0
237,908	5.490%, 10/20/2033	240,964	0.0
121,116	5.490%, 11/20/2033	122,846	0.0
226,484	5.490%, 11/20/2033	229,722	0.0
113,497	5.490%, 12/20/2033	115,119	0.0

			Percentage
Principal			of Net
Amount†		Value	Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
144,177	5.490%, 12/20/2033	$146,502	0.0
192,590	5.490%, 12/20/2033	194,479	0.0
39,566	5.490%, 01/20/2034	40,204	0.0
33,656	5.490%, 03/20/2034	34,199	0.0
80,476	5.490%, 03/20/2034	81,353	0.0
34,050	5.490%, 06/20/2034	34,599	0.0
795	5.500%, 08/15/2024	792	0.0
808	5.500%, 08/20/2024	806	0.0
106	5.500%, 04/20/2029	107	0.0
91,797	5.500%, 09/15/2029	92,004	0.0
64,751	5.500%, 10/15/2029	64,805	0.0
18,903	5.500%, 12/20/2032	19,341	0.0
59,988	5.500%, 08/20/2033	61,852	0.0
49,219	5.500%, 11/20/2033	48,744	0.0
17,405	5.500%, 12/20/2033	17,946	0.0
54,420	5.500%, 03/20/2034	53,922	0.0
95,395	5.500%, 04/20/2034	94,337	0.0
101,334	5.500%, 04/20/2034	104,485	0.0
47,627	5.500%, 06/20/2034	47,172	0.0
82,730	5.500%, 06/20/2034	83,990	0.0
62,026	5.500%, 07/20/2034	63,502	0.0
90,601	5.500%, 01/20/2035	89,680	0.0
61,888	5.500%, 05/15/2035	63,449	0.0
7,307	5.500%, 06/20/2035	7,264	0.0
140,365	5.500%, 07/15/2035	143,897	0.0
73,579	5.500%, 08/15/2035	75,431	0.0
72,883	5.500%, 09/20/2035	73,995	0.0
132,633	5.500%, 04/15/2036	136,304	0.0
23,964	5.500%, 06/20/2036	24,711	0.0
2,140	5.500%, 06/20/2038	2,148	0.0
10,809	5.500%, 08/20/2038	10,865	0.0
7,007	5.500%, 09/20/2038	7,021	0.0
1,383	5.500%, 10/20/2038	1,366	0.0
14,124	5.500%, 11/20/2038	14,175	0.0
701	5.500%, 12/20/2038	703	0.0
44,141	5.500%, 01/15/2039	45,364	0.0
5,330	5.500%, 01/20/2039	5,232	0.0
23,359	5.500%, 06/15/2039	24,005	0.0
15,055	5.500%, 06/20/2039	14,854	0.0
18,319	5.500%, 10/20/2039	18,891	0.0
155,376	5.500%, 09/15/2040	160,195	0.0
16,000,000 (2)	5.500%, 05/20/2054	16,003,750	1.3
17,596	5.580%, 12/20/2033	17,707	0.0
33,436	5.580%, 12/20/2033	34,362	0.0
85,974	5.580%, 01/20/2034	87,941	0.0
42,435	5.580%, 02/20/2034	43,510	0.0
34,661	5.580%, 03/20/2034	35,539	0.0
40,764	5.580%, 04/20/2034	41,910	0.0
54,403	5.580%, 04/20/2034	56,030	0.0
110,621	5.580%, 04/20/2034	113,425	0.0
30,545	5.580%, 06/20/2034	31,476	0.0
48,049	5.580%, 09/20/2034	49,401	0.0
174,435	5.590%, 06/20/2033	178,887	0.0
11,776	5.590%, 07/20/2033	11,765	0.0
26,676	5.590%, 07/20/2033	27,484	0.0
79,921	5.590%, 07/20/2033	81,960	0.0
133,918	5.590%, 07/20/2033	137,335	0.0
71,752	5.590%, 08/20/2033	73,584	0.0

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
19,538	5.590%, 09/20/2033	$19,693	0.0
35,635	5.590%, 09/20/2033	36,714	0.0
140,457	5.590%, 09/20/2033	144,043	0.0
53,758	5.590%, 10/20/2033	55,378	0.0
22,807	5.590%, 11/20/2033	23,440	0.0
38,317	5.590%, 11/20/2033	39,017	0.0
41,372	5.590%, 11/20/2033	42,622	0.0
65,649	5.590%, 12/20/2033	67,448	0.0
72,743	5.740%, 09/20/2037	74,818	0.0
223,607	5.740%, 09/20/2037	229,987	0.0
76,673	5.740%, 10/20/2037	78,861	0.0
78,256	5.740%, 04/20/2038	80,485	0.0
470	5.750%, 11/15/2024	468	0.0
251,323	5.750%, 07/15/2029	251,929	0.0
167,213	5.750%, 08/15/2029	167,287	0.0
29,737	5.750%, 11/15/2029	29,774	0.0
258,483	5.750%, 11/15/2029	259,162	0.0
33,456	5.770%, 03/20/2033	33,627	0.0
119,680	5.770%, 03/20/2033	123,130	0.0
29,783	5.770%, 04/20/2033	29,928	0.0
61,456	5.770%, 04/20/2033	63,227	0.0
69,285	5.770%, 05/20/2033	71,283	0.0
76,437	5.770%, 05/20/2033	78,641	0.0
48,700	5.770%, 07/20/2033	49,610	0.0
52,408	5.770%, 07/20/2033	53,919	0.0
20,746	5.900%, 05/20/2028	20,885	0.0
975,579	5.970%, 11/15/2031	971,884	0.1
4,575	6.000%, 10/15/2025	4,571	0.0
29,577	6.000%, 04/15/2026	29,508	0.0
19,568	6.000%, 10/20/2027	19,658	0.0
59,182	6.000%, 05/15/2029	59,033	0.0
37,315	6.000%, 07/15/2029	37,503	0.0
35,394	6.000%, 10/20/2034	36,831	0.0
85,314	6.000%, 03/15/2037	88,827	0.0
53,358	6.000%, 08/20/2038	54,946	0.0
11,091	6.000%, 09/20/2038	11,246	0.0
12,179	6.000%, 10/20/2038	12,402	0.0
64,352	6.000%, 11/15/2038	65,558	0.0
69,205	6.000%, 12/15/2038	70,503	0.0
41,617	6.000%, 08/15/2039	42,340	0.0
145,527	6.000%, 08/15/2039	149,373	0.0
21,100,000 (2)	6.000%, 04/20/2054	21,287,713	1.7
10,644	6.500%, 07/20/2029	10,833	0.0
35,478	6.500%, 07/20/2032	35,958	0.0
54,777	6.500%, 02/15/2034	53,953	0.0
158	6.500%, 09/20/2034	157	0.0
2,528	7.500%, 08/20/2027	2,547	0.0
		883,043,534	69.7
	Uniform Mortgage-Backed Securities: 6.2%
2,639,537	2.000%, 12/01/2051	2,094,380	0.2
2,558,669	2.500%, 12/01/2051	2,122,848	0.2
1,625,377	2.500%, 02/01/2052	1,373,019	0.1
2,368,189	3.000%, 11/01/2051	2,042,883	0.2
11,054,090	3.000%, 11/01/2051	9,527,116	0.8
1,637,639	3.000%, 01/01/2052	1,439,147	0.1
4,942,000 (2)	3.000%, 04/01/2054	4,252,322	0.4
1,570,174	3.500%, 02/01/2052	1,424,762	0.1
4,943,376	3.500%, 03/01/2052	4,489,653	0.4

			Percentage
Principal			of Net
Amount†		Value	Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
4,663,942	3.500%, 09/01/2052	$4,179,267	0.3
4,994,112	4.000%, 05/01/2042	4,734,239	0.4
298,059	4.000%, 05/01/2045	282,517	0.0
340,300	4.000%, 08/01/2046	322,411	0.0
5,535,000 (2)	4.000%, 05/15/2054	5,128,446	0.4
286,070	4.250%, 08/01/2035	277,160	0.0
4,211,851	4.500%, 07/01/2052	4,012,298	0.3
45,059	4.750%, 11/01/2034	44,679	0.0
210,233	4.750%, 11/01/2034	208,458	0.0
223,012	4.750%, 02/01/2035	221,128	0.0
310,378	4.750%, 04/01/2035	307,755	0.0
353,822	4.750%, 05/01/2035	350,833	0.0
63,492	4.750%, 07/01/2035	62,168	0.0
427,059	4.750%, 07/01/2035	423,452	0.0
5,279,309	5.000%, 08/01/2052	5,157,583	0.4
4,000,000 (2)	5.000%, 04/01/2054	3,903,278	0.3
24,052	5.030%, 05/01/2037	24,057	0.0
87,338	5.030%, 09/01/2037	87,915	0.0
135,478	5.155%, 01/01/2037	136,897	0.0
31,231	5.250%, 04/01/2032	31,400	0.0
47,745	5.250%, 04/01/2032	48,080	0.0
23,409	5.280%, 11/01/2036	23,745	0.0
77,444	5.280%, 11/01/2036	78,552	0.0
39,594	5.280%, 01/01/2037	40,163	0.0
79,521	5.290%, 08/01/2037	80,754	0.0
56,965	5.290%, 09/01/2037	57,847	0.0
62,244	5.290%, 09/01/2037	63,154	0.0
12,555	5.300%, 10/01/2036	12,677	0.0
63,089	5.300%, 12/01/2036	63,493	0.0
44,145	5.300%, 05/01/2037	44,844	0.0
189,077	5.300%, 08/01/2037	190,232	0.0
99,898	5.390%, 12/01/2037	101,758	0.0
147,536	5.405%, 11/01/2036	150,222	0.0
187,455	5.405%, 02/01/2037	190,866	0.0
6,000,235	5.500%, 12/01/2052	5,983,673	0.5
8,652,000 (2)	5.500%, 05/01/2054	8,609,730	0.7
58,651	5.740%, 07/01/2037	59,757	0.0
4,400,000 (2)	6.000%, 04/01/2054	4,440,745	0.4
		78,902,363	6.2
	Total U.S. Government Agency Obligations (Cost $1,031,469,537)	981,726,499	77.5

COLLATERALIZED MORTGAGE OBLIGATIONS: 42.8%
119,951 (3)	Fannie Mae REMIC Trust 2002-W1 3A, 3.666%, 04/25/2042	111,051	0.0
604,474 (3)	Fannie Mae REMIC Trust 2002-W6 3A, 4.839%, 01/25/2042	555,840	0.0
3,430,307	Fannie Mae REMIC Trust 2002-W9 A4, 6.000%, 08/25/2042	3,410,812	0.3
631,712	Fannie Mae REMIC Trust 2003-16 CX, 6.500%, 03/25/2033	652,039	0.1
1,681,244	Fannie Mae REMIC Trust 2003-34 LN, 5.000%, 05/25/2033	1,674,374	0.1

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,607,475	Fannie Mae REMIC Trust 2003-W15 2A7, 5.550%, 08/25/2043	$2,570,834	0.2
2,101,403	Fannie Mae REMIC Trust 2004-28 PZ, 6.000%, 05/25/2034	2,122,615	0.2
73,718 (3)	Fannie Mae REMIC Trust 2004- 61 SH, 2.259%, (-1.000*SOFR30A + 23.530%), 11/25/2032	72,959	0.0
17,714	Fannie Mae REMIC Trust 2004-68 LC, 5.000%, 09/25/2029	17,668	0.0
1,606,419	Fannie Mae REMIC Trust 2004-88 ZC, 6.500%, 12/25/2034	1,698,885	0.1
1,910,531 (3)	Fannie Mae REMIC Trust 2004-W11 2A, 4.323%, 03/25/2043	1,785,680	0.1
1,767,677	Fannie Mae REMIC Trust 2004-W3 A8, 5.500%, 05/25/2034	1,776,347	0.1
192,208 (3)	Fannie Mae REMIC Trust 2005- 122 SE, 4.078%, (-1.000*SOFR30A + 22.699%), 11/25/2035	192,104	0.0
4,281,373 (3)	Fannie Mae REMIC Trust 2005-17 B, 6.500%, 03/25/2035	4,291,571	0.3
146,198 (3)(4)	Fannie Mae REMIC Trust 2005- 17 ES, 1.315%, (-1.000*SOFR30A + 6.636%), 03/25/2035	2,557	0.0
1,813,009 (3)(4)	Fannie Mae REMIC Trust 2005- 17 SA, 1.265%, (-1.000*SOFR30A + 6.586%), 03/25/2035	152,596	0.0
1,079,785	Fannie Mae REMIC Trust 2005-43 PZ, 6.000%, 05/25/2035	1,108,649	0.1
179,644 (3)	Fannie Mae REMIC Trust 2005- 59 NQ, 3.288%, (-1.000*SOFR30A + 16.589%), 05/25/2035	178,557	0.0
244,730 (3)	Fannie Mae REMIC Trust 2005- 75 GS, 3.945%, (-1.000*SOFR30A + 19.907%), 08/25/2035	261,064	0.0
343,247	Fannie Mae REMIC Trust 2005-88 ZC, 5.000%, 10/25/2035	339,806	0.0
1,861,549	Fannie Mae REMIC Trust 2005-99 XA, 5.500%, 12/25/2035	1,855,795	0.2

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
56,200 (3)	Fannie Mae REMIC Trust 2006- 115 ES, 4.821%, (-1.000*SOFR30A + 26.102%), 12/25/2036	$61,771	0.0
384,023 (3)(4)	Fannie Mae REMIC Trust 2006- 36 SP, 1.265%, (-1.000*SOFR30A + 6.586%), 05/25/2036	20,976	0.0
13,471 (5)	Fannie Mae REMIC Trust 2006-44 P, 0.000%, 12/25/2033	11,136	0.0
1,798,851 (3)(4)	Fannie Mae REMIC Trust 2006- 79 SH, 1.015%, (-1.000*SOFR30A + 6.336%), 08/25/2036	152,277	0.0
3,643,118 (3)(4)	Fannie Mae REMIC Trust 2006- 8 HL, 1.265%, (-1.000*SOFR30A + 6.586%), 03/25/2036	274,668	0.0
580,446 (3)	Fannie Mae REMIC Trust 2007- 1 NR, 6.195%, (-1.000*SOFR30A + 46.630%), 02/25/2037	789,985	0.1
544,997	Fannie Mae REMIC Trust 2007-60 ZB, 4.750%, 05/25/2037	530,605	0.0
94,365 (3)	Fannie Mae REMIC Trust 2009-12 LK, 15.106%, 03/25/2039	104,300	0.0
5,370,101 (3)(4)	Fannie Mae REMIC Trust 2010- 147 LS, 1.015%, (-1.000*SOFR30A + 6.336%), 01/25/2041	545,745	0.0
5,321,056	Fannie Mae REMIC Trust 2010-2 LC, 5.000%, 02/25/2040	5,338,705	0.4
817,363 (3)	Fannie Mae REMIC Trust 2010-26 F, 6.205%, (SOFR30A + 0.884%), 11/25/2036	818,949	0.1
810,898 (3)	Fannie Mae REMIC Trust 2010-39 FN, 6.265%, (SOFR30A + 0.944%), 05/25/2040	813,799	0.1
621,593	Fannie Mae REMIC Trust 2010-80 PZ, 5.000%, 07/25/2040	623,722	0.1
942,117	Fannie Mae REMIC Trust 2010-87 PL, 4.000%, 06/25/2040	909,515	0.1
1,770,595 (3)(4)	Fannie Mae REMIC Trust 2010- 95 SB, 1.165%, (-1.000*SOFR30A + 6.486%), 09/25/2040	106,751	0.0

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,019,221	Fannie Mae REMIC Trust 2011-10 ZC, 5.000%, 02/25/2041	$1,008,391	0.1
750,000	Fannie Mae REMIC Trust 2011-105 MB, 4.000%, 10/25/2041	659,229	0.1
1,039,029	Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	1,011,121	0.1
1,163,724 (3)	Fannie Mae REMIC Trust 2011- 4 CS, 2.030%, (-1.000*SOFR30A + 12.671%), 05/25/2040	1,067,526	0.1
5,176,171	Fannie Mae REMIC Trust 2011-99 CZ, 4.500%, 10/25/2041	4,996,156	0.4
2,554,884 (3)(4)	Fannie Mae REMIC Trust 2012- 128 VS, 0.815%, (-1.000*SOFR30A + 6.136%), 06/25/2042	105,184	0.0
1,191,877 (4)	Fannie Mae REMIC Trust 2012-137 EI, 3.000%, 12/25/2027	38,605	0.0
959,056 (4)	Fannie Mae REMIC Trust 2012-142 BI, 3.000%, 11/25/2027	23,148	0.0
3,804,891 (4)	Fannie Mae REMIC Trust 2012-148 HI, 3.500%, 05/25/2042	401,904	0.0
6,025,611 (4)	Fannie Mae REMIC Trust 2012-148 IM, 3.000%, 01/25/2028	220,511	0.0
1,610,955	Fannie Mae REMIC Trust 2012-148 KH, 3.000%, 03/25/2042	1,508,785	0.1
1,373,437 (4)	Fannie Mae REMIC Trust 2012-154 PI, 4.000%, 05/25/2042	169,402	0.0
3,755,580	Fannie Mae REMIC Trust 2012-17 QZ, 4.000%, 03/25/2042	3,529,859	0.3
2,734,476	Fannie Mae REMIC Trust 2012-27 EZ, 4.250%, 03/25/2042	2,575,752	0.2
2,500,000	Fannie Mae REMIC Trust 2012-40 MY, 3.500%, 04/25/2042	2,230,367	0.2
1,700,000	Fannie Mae REMIC Trust 2012-66 KE, 4.000%, 06/25/2042	1,575,804	0.1
962,075 (3)(4)	Fannie Mae REMIC Trust 2012- 68 SD, 1.265%, (-1.000*SOFR30A + 6.586%), 06/25/2032	48,427	0.0
3,457,000	Fannie Mae REMIC Trust 2012-97 PC, 3.500%, 09/25/2042	2,891,276	0.2

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
808,880	Fannie Mae REMIC Trust 2013-125 AZ, 4.000%, 11/25/2039	$662,170	0.1
433,032 (4)	Fannie Mae REMIC Trust 2013-13 PI, 3.500%, 04/25/2042	31,253	0.0
1,076,600 (5)	Fannie Mae REMIC Trust 2013-135 PO, 0.000%, 01/25/2044	769,641	0.1
48,194	Fannie Mae REMIC Trust 2013-18 NA, 2.000%, 12/25/2042	41,885	0.0
1,801,278 (4)	Fannie Mae REMIC Trust 2013-25 BI, 3.000%, 03/25/2033	122,399	0.0
1,003,078 (4)	Fannie Mae REMIC Trust 2013-54 ID, 3.000%, 01/25/2033	59,018	0.0
1,242,416	Fannie Mae REMIC Trust 2013-55 VZ, 3.000%, 06/25/2043	1,103,421	0.1
1,494,964 (4)	Fannie Mae REMIC Trust 2013-62 AI, 3.000%, 06/25/2033	118,302	0.0
1,401,927	Fannie Mae REMIC Trust 2015-22 DY, 3.000%, 04/25/2045	1,047,497	0.1
1,383,326	Fannie Mae REMIC Trust 2015-26 UZ, 3.000%, 05/25/2045	1,037,986	0.1
711,932	Fannie Mae REMIC Trust 2015-68 JW, 3.500%, 09/25/2030	666,845	0.1
2,630,000	Fannie Mae REMIC Trust 2016-103 PB, 3.000%, 01/25/2047	2,201,451	0.2
4,039,320 (3)(4)	Fannie Mae REMIC Trust 2016- 4 DS, 0.665%, (-1.000*SOFR30A + 5.986%), 02/25/2046	395,062	0.0
2,438,014 (3)	Fannie Mae REMIC Trust 2016- 51 S, 0.485%, (-1.000*SOFR30A + 5.806%), 10/25/2043	2,068,732	0.2
4,333,554	Fannie Mae REMIC Trust 2016-64 LD, 3.500%, 09/25/2046	3,844,913	0.3
5,685,164	Fannie Mae REMIC Trust 2017-22 DZ, 4.000%, 04/25/2047	5,237,552	0.4
7,510,000	Fannie Mae REMIC Trust 2018-16 TV, 3.000%, 05/25/2041	6,586,157	0.5
443,764	Fannie Mae REMIC Trust 2018-25 AL, 3.500%, 04/25/2048	384,676	0.0
568,040	Fannie Mae REMIC Trust 2018-37 DZ, 4.000%, 06/25/2048	526,113	0.0

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,667,699 (4)	Fannie Mae REMIC Trust 2019-49 IG, 3.000%, 03/25/2033	$328,277	0.0
2,260,248	Fannie Mae REMIC Trust 2019-6 GZ, 4.000%, 03/25/2059	1,937,965	0.2
23,049,278 (4)	Fannie Mae REMIC Trust 2020-34 AI, 3.500%, 06/25/2035	1,944,313	0.2
3,171,237 (4)	Fannie Mae REMIC Trust 2020-44 TI, 5.500%, 12/25/2035	481,497	0.0
1,097,113 (3)	Fannie Mae Trust 2004-W2 3A, 4.295%, 02/25/2044	1,052,076	0.1
907,023 (3)	Fannie Mae Trust 2004-W2 4A, 4.240%, 02/25/2044	874,814	0.1
247,635 (3)	Freddie Mac REMIC Trust 2653 SC, 4.083%, (-1.000*SOFR30A + 6.743%), 07/15/2033	233,381	0.0
552,273	Freddie Mac REMIC Trust 2767 ZW, 6.000%, 03/15/2034	566,005	0.0
98,136 (5)	Freddie Mac REMIC Trust 2974 KO, 0.000%, 05/15/2035	78,169	0.0
42,994 (3)	Freddie Mac REMIC Trust 3012 ST, 2.401%, (-1.000*SOFR30A + 21.548%), 04/15/2035	42,322	0.0
162,253 (3)	Freddie Mac REMIC Trust 3065 DC, 3.561%, (-1.000*SOFR30A + 19.517%), 03/15/2035	159,429	0.0
246,046	Freddie Mac REMIC Trust 3158 NE, 5.500%, 05/15/2036	250,223	0.0
2,259,170 (3)(4)	Freddie Mac REMIC Trust 3181 TA, 0.500%, (-1.000*SOFR30A + 5.544%), 07/15/2036	41,438	0.0
4,064,117	Freddie Mac REMIC Trust 3196 ZK, 6.500%, 04/15/2032	4,223,538	0.3
128,219 (4)	Freddie Mac REMIC Trust 3507 IA, 5.500%, 09/15/2035	14,634	0.0
1,116,351	Freddie Mac REMIC Trust 3658 CZ, 5.000%, 04/15/2040	1,096,058	0.1
2,996,949	Freddie Mac REMIC Trust 3770 GA, 4.500%, 10/15/2040	2,937,017	0.2

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
202,399 (3)	Freddie Mac REMIC Trust 3864 NT, 5.500%, (-1.000*SOFR30A + 59.451%), 03/15/2039	$198,793	0.0
1,007,355	Freddie Mac REMIC Trust 3888 ZG, 4.000%, 07/15/2041	967,799	0.1
3,873,222 (3)(4)	Freddie Mac REMIC Trust 3960 SG, 0.567%, (-1.000*SOFR30A + 5.886%), 11/15/2041	327,517	0.0
1,529,495	Freddie Mac REMIC Trust 4040 UZ, 5.000%, 05/15/2042	1,459,748	0.1
5,075,000	Freddie Mac REMIC Trust 4059 DY, 3.500%, 06/15/2042	4,669,647	0.4
1,159,886	Freddie Mac REMIC Trust 4097 ZA, 3.500%, 08/15/2042	1,070,830	0.1
4,213,055	Freddie Mac REMIC Trust 4136 ZG, 3.000%, 11/15/2042	3,733,854	0.3
9,983,921	Freddie Mac REMIC Trust 4159 LZ, 3.500%, 01/15/2043	9,024,617	0.7
4,104,543 (4)	Freddie Mac REMIC Trust 4176 IA, 2.500%, 03/15/2028	130,313	0.0
1,871,677 (3)	Freddie Mac REMIC Trust 4249 CS, 0.574%, (-1.000*SOFR30A + 4.564%), 09/15/2043	1,296,135	0.1
2,724,395 (3)	Freddie Mac REMIC Trust 4274 US, 0.417%, (-1.000*SOFR30A + 5.736%), 10/15/2035	2,207,611	0.2
11,061,596	Freddie Mac REMIC Trust 4367 MZ, 4.000%, 07/15/2044	10,369,997	0.8
2,670,945	Freddie Mac REMIC Trust 4372 Z, 3.000%, 08/15/2044	2,369,829	0.2
6,554,590 (3)(4)	Freddie Mac REMIC Trust 4438 AS, 0.767%, (-1.000*SOFR30A + 6.086%), 02/15/2045	545,618	0.0
5,464,977	Freddie Mac REMIC Trust 4480 ZX, 4.000%, 11/15/2044	5,121,930	0.4
3,849,985	Freddie Mac REMIC Trust 4631 CZ, 3.500%, 11/15/2046	3,512,411	0.3
2,232,588	Freddie Mac REMIC Trust 4818 GZ, 4.000%, 08/15/2048	2,050,114	0.2

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,271,608	Freddie Mac REMIC Trust 4941 CZ, 3.000%, 11/25/2049	$1,901,121	0.2
2,597,868	Freddie Mac REMIC
	Trust 5000 DC,
	2.500%, 03/25/2040	2,187,365	0.2
21,230,937 (4)	Freddie Mac REMIC Trust 5013 QI, 3.500%, 09/25/2050	4,063,425	0.3
1,405,048 (3)	Freddie Mac Securities REMIC Trust 2005- S001 2A2, 5.594%, (TSFR1M + 0.264%), 09/25/2045	1,344,575	0.1
870,348 (3)	Freddie Mac Structured Pass-Through Certificates T-48 2A, 4.098%, 07/25/2033	798,741	0.1
429,304 (3)	Freddie Mac Structured Pass-Through Certificates T-54 4A, 4.174%, 02/25/2043	386,818	0.0
4,871,928	Freddie Mac Whole Loan Securities Trust 2017-SC02 1A2, 3.000%, 05/25/2047	4,180,764	0.3
55,975	Ginnie Mae 2004-16 AE, 5.500%, 02/20/2034	56,170	0.0
533,168	Ginnie Mae 2004-17 MZ, 5.500%, 03/16/2034	530,792	0.0
371,553	Ginnie Mae 2004-28 CZ, 5.500%, 04/20/2034	373,644	0.0
180,562 (5)	Ginnie Mae 2004-37 OA, 0.000%, 04/17/2034	150,668	0.0
541,776	Ginnie Mae 2004-65 ZG, 5.500%, 07/20/2034	544,985	0.0
1,342,079	Ginnie Mae 2004-81 Z, 5.000%, 10/20/2034	1,333,143	0.1
556,443 (3)(4)	Ginnie Mae 2004-98 SA, 1.257%, (-1.000*TSFR1M + 6.586%), 11/20/2034	51,958	0.0
472,978	Ginnie Mae 2005-21 Z, 5.000%, 03/20/2035	472,068	0.0
79,248 (3)(4)	Ginnie Mae 2005-25 SI, 6.000%, (-1.000*TSFR1M + 42.513%), 01/20/2034	10,174	0.0
303,312 (3)(4)	Ginnie Mae 2005-7 AH, 1.329%, (-1.000*TSFR1M + 6.656%), 02/16/2035	21,680	0.0
423,465 (4)	Ginnie Mae 2005-73 IM, 5.500%, 09/20/2035	71,021	0.0
807,153	Ginnie Mae 2005-80 Z, 5.000%, 10/20/2035	805,432	0.1

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
51,771 (3)	Ginnie Mae 2005-91 UP, 3.418%, (-1.000*TSFR1M + 14.071%), 09/16/2031	$51,510	0.0
4,383,151	Ginnie Mae 2006-10 ZT, 6.000%, 03/20/2036	4,479,377	0.4
1,367,138	Ginnie Mae 2006-17 TW, 6.000%, 04/20/2036	1,394,663	0.1
4,163,678 (3)(4)	Ginnie Mae 2006-26 TB, 0.250%, (-1.000*TSFR1M + 6.386%), 06/20/2036	39,430	0.0
47,359 (3)	Ginnie Mae 2006-61 FA, 5.000%, (TSFR1M + 0.364%), 11/20/2036	45,418	0.0
1,201,163	Ginnie Mae 2006-7 ZA, 5.500%, 02/20/2036	1,212,878	0.1
864,676 (4)	Ginnie Mae 2007-17 CI, 7.500%, 04/16/2037	147,680	0.0
920,821 (5)	Ginnie Mae 2007-41 OL, 0.000%, 07/20/2037	737,316	0.1
52,241	Ginnie Mae 2007-45 PE, 5.500%, 07/16/2037	52,811	0.0
200,869 (3)	Ginnie Mae 2007-48 SY, 3.927%, (-1.000*TSFR1M + 19.907%), 08/16/2037	189,356	0.0
964,190 (3)(4)	Ginnie Mae 2007-53 SC, 1.057%, (-1.000*TSFR1M + 6.386%), 09/20/2037	87,806	0.0
32,882 (3)	Ginnie Mae 2007-53 SW, 3.875%, (-1.000*TSFR1M + 19.862%), 09/20/2037	33,818	0.0
561,235	Ginnie Mae 2007-60 YZ, 5.500%, 10/20/2037	560,005	0.0
2,474,818	Ginnie Mae 2008-20 PZ, 6.000%, 03/20/2038	2,526,614	0.2
313,053 (3)(4)	Ginnie Mae 2008-3 SA, 1.107%, (-1.000*TSFR1M + 6.436%), 01/20/2038	34,562	0.0
478,716 (3)(4)	Ginnie Mae 2008-40 PS, 1.059%, (-1.000*TSFR1M + 6.386%), 05/16/2038	31,450	0.0
713,403 (3)(4)	Ginnie Mae 2008-51 GS, 0.789%, (-1.000*TSFR1M + 6.116%), 06/16/2038	61,600	0.0
1,341,717 (3)(4)	Ginnie Mae 2008-82 SA, 0.557%, (-1.000*TSFR1M + 5.886%), 09/20/2038	118,352	0.0
881,807 (3)(4)	Ginnie Mae 2009-110 SA, 0.909%, (-1.000*TSFR1M + 6.236%), 04/16/2039	9,272	0.0

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,653,843	Ginnie Mae 2009-110 ZA, 5.500%, 11/16/2039	$6,572,000	0.5
951,845	Ginnie Mae 2009-110 ZC, 4.500%, 11/16/2039	898,827	0.1
1,854,267	Ginnie Mae 2009-118 XZ, 5.000%, 12/20/2039	1,849,466	0.2
842,942	Ginnie Mae 2009-121 ZQ, 5.500%, 09/20/2039	850,264	0.1
770,300	Ginnie Mae 2009-31 BP, 5.000%, 05/20/2039	759,739	0.1
1,122,641	Ginnie Mae 2009-31 ZL, 4.500%, 05/20/2039	1,098,455	0.1
925,308	Ginnie Mae 2009-32 QZ, 5.500%, 05/16/2039	927,595	0.1
760,319	Ginnie Mae 2009-32 YZ, 7.000%, 05/16/2039	796,601	0.1
1,136,357	Ginnie Mae 2009-34 Z, 4.500%, 05/16/2039	1,116,079	0.1
3,935,461	Ginnie Mae 2009-50 MZ, 6.000%, 07/16/2039	4,055,838	0.3
1,484,324	Ginnie Mae 2009-53 ZB, 6.000%, 07/16/2039	1,497,812	0.1
292,756	Ginnie Mae 2009-54 HZ, 5.000%, 07/20/2039	287,933	0.0
140,116 (3)(4)	Ginnie Mae 2009-55 BI, 1.000%, (-1.000*TSFR1M + 159.638%), 06/16/2037	5,392	0.0
2,051,854	Ginnie Mae 2009-61 EZ, 7.500%, 08/20/2039	2,149,006	0.2
7,703,412	Ginnie Mae 2009-61 PZ, 7.500%, 08/20/2039	8,255,967	0.7
6,592,339	Ginnie Mae 2009-61 ZQ, 6.000%, 08/16/2039	6,897,636	0.5
575,339 (3)(4)	Ginnie Mae 2009-66 QS, 0.657%, (-1.000*TSFR1M + 5.986%), 07/20/2039	18,928	0.0
3,204,697	Ginnie Mae 2009-68 ZC, 5.500%, 08/16/2039	3,261,869	0.3
418,431 (3)(4)	Ginnie Mae 2009-77 SA, 0.709%, (-1.000*TSFR1M + 6.036%), 09/16/2039	35,511	0.0
3,370,332	Ginnie Mae 2009-77 ZB, 5.500%, 09/16/2039	3,411,143	0.3
1,288,763	Ginnie Mae 2009-79 PZ, 6.000%, 09/20/2039	1,351,649	0.1
2,559,483	Ginnie Mae 2009-87 WZ, 6.000%, 10/20/2039	2,613,982	0.2
726,238	Ginnie Mae 2009-92 DZ, 4.500%, 10/16/2039	685,889	0.1
1,745,109	Ginnie Mae 2009-98 MZ, 5.000%, 10/16/2039	1,714,458	0.1

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
292,366 (3)	Ginnie Mae 2009-H01 FA, 6.593%, (TSFR1M + 1.264%), 11/20/2059	$292,848	0.0
670,739 (4)	Ginnie Mae 2010-106 IP, 5.000%, 03/20/2040	47,943	0.0
6,227,733	Ginnie Mae 2010-113 BE, 4.500%, 09/20/2040	6,114,257	0.5
690,700 (3)(4)	Ginnie Mae 2010-116 NS, 1.209%, (-1.000*TSFR1M + 6.536%), 09/16/2040	45,569	0.0
2,000,000	Ginnie Mae 2010-116 PB, 5.000%, 06/16/2040	1,980,558	0.2
4,075,626	Ginnie Mae 2010-117 ZQ, 4.500%, 09/20/2040	3,917,221	0.3
918,000	Ginnie Mae 2010-121 TB, 4.000%, 09/20/2040	849,157	0.1
2,126,199	Ginnie Mae 2010-125 BZ, 4.500%, 09/16/2040	2,113,763	0.2
7,577 (4)	Ginnie Mae 2010-130 KI, 5.500%, 09/16/2040	103	0.0
1,500,000	Ginnie Mae 2010-14 B, 4.500%, 02/16/2040	1,466,778	0.1
572,506 (3)(4)	Ginnie Mae 2010-158 SA, 0.607%, (-1.000*TSFR1M + 5.936%), 12/20/2040	51,382	0.0
788,736	Ginnie Mae 2010-162 ZE, 4.000%, 12/16/2040	750,753	0.1
6,774,255 (3)(4)	Ginnie Mae 2010-166 GS, 0.557%, (-1.000*TSFR1M + 5.886%), 12/20/2040	546,865	0.0
150,865 (4)	Ginnie Mae 2010-166 NI, 4.500%, 04/20/2039	2,090	0.0
692,558	Ginnie Mae 2010-169 AW, 4.500%, 12/20/2040	682,211	0.1
70,071 (4)	Ginnie Mae 2010-19 LI, 5.000%, 07/16/2039	1,822	0.0
813,561	Ginnie Mae 2010-31 BP, 5.000%, 03/20/2040	815,856	0.1
571,001 (4)	Ginnie Mae 2010-4 WI, 6.000%, 01/16/2040	75,944	0.0
4,201,153	Ginnie Mae 2010-42 VZ, 5.500%, 10/20/2039	4,218,858	0.3
634,578	Ginnie Mae 2010-59 ZA, 4.500%, 05/20/2040	621,114	0.1
4,325,348 (3)	Ginnie Mae 2010-H10 FB, 6.439%, (TSFR1M + 1.114%), 05/20/2060	4,348,455	0.3
1,679,875 (3)	Ginnie Mae 2010-H10 FC, 6.451%, (TSFR1M + 1.114%), 05/20/2060	1,689,631	0.1
52,924 (3)	Ginnie Mae 2010-H11 FA, 6.439%, (TSFR1M + 1.114%), 06/20/2060	53,190	0.0

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
728,359 (3)	Ginnie Mae 2010-H20 AF, 5.774%, (TSFR1M + 0.444%), 10/20/2060	$726,085	0.1
110,537 (3)	Ginnie Mae 2010-H26 LF, 5.794%, (TSFR1M + 0.464%), 08/20/2058	110,105	0.0
122,134 (4)	Ginnie Mae 2011-123 QI, 5.000%, 05/20/2041	9,378	0.0
381,821 (3)	Ginnie Mae 2011-128 TF, 5.891%, (TSFR1M + 0.564%), 05/16/2041	377,604	0.0
1,696,958 (3)(4)	Ginnie Mae 2011-141 PS, 1.259%, (-1.000*TSFR1M + 6.586%), 06/16/2041	92,281	0.0
1,472,153 (4)	Ginnie Mae 2011-146 EI, 5.000%, 11/16/2041	257,770	0.0
945,000	Ginnie Mae 2011-151 PY, 3.000%, 11/20/2041	808,888	0.1
30,946	Ginnie Mae 2011-169 BC, 7.000%, 05/16/2032	31,598	0.0
104,414 (3)	Ginnie Mae 2011-169 BG, 5.450%, 04/16/2039	104,567	0.0
4,909,409	Ginnie Mae 2011-25 Z, 4.000%, 02/20/2041	4,687,432	0.4
1,218,723	Ginnie Mae 2011-59 QC, 4.000%, 12/20/2040	1,181,067	0.1
229,831	Ginnie Mae 2011-69 HW, 4.000%, 04/20/2040	228,397	0.0
1,780,387	Ginnie Mae 2011-89 Z, 3.500%, 06/20/2041	1,642,733	0.1
633,403 (3)	Ginnie Mae 2011-H01 AF, 5.894%, (TSFR1M + 0.564%), 11/20/2060	632,647	0.1
951,338 (3)	Ginnie Mae 2011-H03 FA, 5.944%, (TSFR1M + 0.614%), 01/20/2061	950,496	0.1
161,256 (3)	Ginnie Mae 2011-H07 FA, 5.944%, (TSFR1M + 0.614%), 02/20/2061	161,080	0.0
110,144 (3)	Ginnie Mae 2011-H08 FD, 5.944%, (TSFR1M + 0.614%), 02/20/2061	110,054	0.0
231,434 (3)	Ginnie Mae 2011-H09 AF, 5.944%, (TSFR1M + 0.614%), 03/20/2061	231,240	0.0
330,252 (3)	Ginnie Mae 2011-H19 FA, 5.914%, (TSFR1M + 0.584%), 08/20/2061	329,823	0.0
562,816 (3)	Ginnie Mae 2011-H21 FT, 5.500%, (H15T1Y + 0.700%), 10/20/2061	561,764	0.0
625,897 (4)	Ginnie Mae 2012-103 IC, 3.500%, 08/16/2040	20,372	0.0
193,148 (4)	Ginnie Mae 2012-124 MI, 4.000%, 03/20/2042	16,059	0.0

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
11,563,880 (4)	Ginnie Mae 2012-136 BI, 3.500%, 11/20/2042	$1,588,068	0.1
1,036,983 (4)	Ginnie Mae 2012-146 AI, 3.000%, 10/20/2037	16,059	0.0
192,493 (3)(4)	Ginnie Mae 2012-34 MS, 1.259%, (-1.000*TSFR1M + 6.586%), 04/16/2041	7,343	0.0
2,218,164 (3)(4)	Ginnie Mae 2012-48 SA, 1.209%, (-1.000*TSFR1M + 6.536%), 04/16/2042	241,580	0.0
2,819,548 (3)(4)	Ginnie Mae 2012-60 SG, 0.659%, (-1.000*TSFR1M + 5.986%), 05/16/2042	223,013	0.0
3,042,254 (3)	Ginnie Mae 2012-77 FE, 5.831%, (TSFR1M + 0.504%), 05/16/2041	3,022,059	0.2
595,333 (3)(4)	Ginnie Mae 2012-93 NS, 0.657%, (-1.000*TSFR1M + 5.986%), 07/20/2042	45,588	0.0
651,212 (4)	Ginnie Mae 2012-98 EI, 4.000%, 04/20/2041	64,067	0.0
1,490,415 (3)	Ginnie Mae 2012-H06 FS, 6.144%, (TSFR1M + 0.814%), 03/20/2062	1,493,407	0.1
2,895,455 (3)	Ginnie Mae 2012-H08 FA, 6.044%, (TSFR1M + 0.714%), 01/20/2062	2,896,705	0.2
776,957 (3)	Ginnie Mae 2012-H08 FB, 6.044%, (TSFR1M + 0.714%), 03/20/2062	777,290	0.1
171,225 (3)	Ginnie Mae 2012-H11 FA, 6.144%, (TSFR1M + 0.814%), 02/20/2062	171,532	0.0
269,664 (3)	Ginnie Mae 2012-H11 GA, 6.024%, (TSFR1M + 0.694%), 05/20/2062	269,698	0.0
566,188 (3)	Ginnie Mae 2012-H11 VA, 6.094%, (TSFR1M + 0.764%), 05/20/2062	567,016	0.0
752,363 (3)	Ginnie Mae 2012-H12 FA, 5.994%, (TSFR1M + 0.664%), 04/20/2062	752,144	0.1
4,596,354 (3)	Ginnie Mae 2012-H12 FB, 6.494%, (TSFR1M + 1.164%), 02/20/2062	4,626,795	0.4
205,671 (3)	Ginnie Mae 2012-H14 FK, 6.024%, (TSFR1M + 0.694%), 07/20/2062	205,535	0.0
1,183,388 (3)	Ginnie Mae 2012-H20 BA, 6.004%, (TSFR1M + 0.674%), 09/20/2062	1,167,166	0.1
205,454 (3)	Ginnie Mae 2012-H29 FA, 5.959%, (TSFR1M + 0.629%), 10/20/2062	205,315	0.0
493,873 (3)	Ginnie Mae 2012-H30 GA, 5.794%, (TSFR1M + 0.464%), 12/20/2062	492,393	0.0

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,052,805	Ginnie Mae 2013-119 TZ, 3.000%, 08/20/2043	$928,376	0.1
7,000,000	Ginnie Mae 2013-147 BE, 4.000%, 12/20/2039	6,491,841	0.5
1,543,791	Ginnie Mae 2013-167 Z, 3.000%, 10/16/2043	1,361,786	0.1
1,900,000 (4)	Ginnie Mae 2013-186 UI, 2.500%, 11/20/2043	312,726	0.0
441,941 (4)	Ginnie Mae 2013-186 VI, 4.000%, 12/20/2042	60,692	0.0
2,910,515	Ginnie Mae 2013-186 ZE, 2.500%, 12/16/2043	2,504,768	0.2
2,372,160 (4)	Ginnie Mae 2013-20 LI, 4.500%, 12/16/2042	252,359	0.0
1,518,948 (4)	Ginnie Mae 2013-23 IO, 3.500%, 02/20/2043	241,868	0.0
658,079 (3)(4)	Ginnie Mae 2013-88 AI, 0.410%, (-1.000*TSFR1M + 5.736%), 06/20/2043	47,611	0.0
1,115,371 (3)(4)	Ginnie Mae 2013-99 SK, 0.460%, (-1.000*TSFR1M + 5.786%), 07/20/2043	68,203	0.0
686,956 (3)	Ginnie Mae 2013-H02 FD, 5.784%, (TSFR1M + 0.454%), 12/20/2062	684,535	0.1
140,553 (3)	Ginnie Mae 2013-H07 HA, 5.854%, (TSFR1M + 0.524%), 03/20/2063	140,279	0.0
1,139,096 (3)	Ginnie Mae 2013-H08 BF, 5.844%, (TSFR1M + 0.514%), 03/20/2063	1,132,417	0.1
643,027 (3)	Ginnie Mae 2013-H10 FT, 5.250%, (H15T1Y + 0.450%), 04/20/2063	640,401	0.1
1,184,180 (3)	Ginnie Mae 2013-H13 FS, 6.444%, (TSFR1M + 1.114%), 06/20/2063	1,192,867	0.1
830,453 (3)	Ginnie Mae 2013-H14 FC, 5.914%, (TSFR1M + 0.584%), 06/20/2063	829,336	0.1
282,793 (3)	Ginnie Mae 2013-H14 FD, 5.914%, (TSFR1M + 0.584%), 06/20/2063	282,382	0.0
296,773 (3)	Ginnie Mae 2013-H14 FG, 5.914%, (TSFR1M + 0.584%), 05/20/2063	296,362	0.0
205,996 (3)	Ginnie Mae 2013-H15 FA, 5.984%, (TSFR1M + 0.654%), 06/20/2063	205,915	0.0
326,524 (3)	Ginnie Mae 2013-H17 FA, 5.994%, (TSFR1M + 0.664%), 07/20/2063	326,450	0.0
137,470 (3)	Ginnie Mae 2013-H18 EA, 5.944%, (TSFR1M + 0.614%), 07/20/2063	137,348	0.0
808,658 (3)	Ginnie Mae 2013-H18 FA, 5.944%, (TSFR1M + 0.614%), 06/20/2063	807,965	0.1

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
829,622 (3)	Ginnie Mae 2013-H19 DF, 6.094%, (TSFR1M + 0.764%), 05/20/2063	$828,083	0.1
198,067 (3)	Ginnie Mae 2013-H20 FB, 6.444%, (TSFR1M + 1.114%), 08/20/2063	199,482	0.0
177,438 (3)	Ginnie Mae 2013-H21 FB, 6.144%, (TSFR1M + 0.814%), 09/20/2063	177,672	0.0
368,453 (3)	Ginnie Mae 2013-H22 FB, 6.144%, (TSFR1M + 0.814%), 08/20/2063	369,107	0.0
1,518,174 (3)	Ginnie Mae 2013-H22 FT, 5.450%, (H15T1Y + 0.650%), 04/20/2063	1,515,129	0.1
277,973 (3)	Ginnie Mae 2013-H23 FA, 6.744%, (TSFR1M + 1.414%), 09/20/2063	280,665	0.0
23,735 (3)	Ginnie Mae 2013-H24 FB, 6.174%, (TSFR1M + 0.844%), 09/20/2063	23,788	0.0
1,642,938 (3)(4)	Ginnie Mae 2014-107 XS, 0.159%, (-1.000*TSFR1M + 5.486%), 07/16/2044	105,176	0.0
2,793,200	Ginnie Mae 2014-115 EM, 4.000%, 08/20/2044	2,570,283	0.2
2,585,765	Ginnie Mae 2014-118 ZP, 4.000%, 08/20/2044	2,395,313	0.2
1,053,574 (3)(4)	Ginnie Mae 2014-129 WS, 0.460%, (-1.000*TSFR1M + 5.786%), 09/20/2044	73,793	0.0
1,850,316	Ginnie Mae 2014-149 KL, 4.000%, 10/16/2044	1,647,461	0.1
846,386 (3)(4)	Ginnie Mae 2014-161 WS, 0.460%, (-1.000*TSFR1M + 5.786%), 11/20/2044	54,422	0.0
977,062 (4)	Ginnie Mae 2014-183 IM, 5.000%, 06/20/2035	145,436	0.0
1,152,572 (3)(4)	Ginnie Mae 2014-30 ES, 0.047%, (-1.000*TSFR1M + 4.886%), 03/20/2040	56,842	0.0
813,154 (3)(4)	Ginnie Mae 2014-96 SQ, 0.159%, (-1.000*TSFR1M + 5.486%), 07/16/2044	51,854	0.0
1,764,726 (4)	Ginnie Mae 2014-99 IO, 4.500%, 06/20/2044	346,540	0.0
6,180,597 (3)	Ginnie Mae 2014-H03 FS, 6.094%, (TSFR1M + 0.764%), 02/20/2064	6,187,650	0.5
675,780 (3)	Ginnie Mae 2014-H04 FB, 6.094%, (TSFR1M + 0.764%), 02/20/2064	676,369	0.1
814,009 (3)	Ginnie Mae 2014-H05 FB, 6.044%, (TSFR1M + 0.714%), 12/20/2063	814,270	0.1

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
444,882 (3)	Ginnie Mae 2014-H06 FA, 6.014%, (TSFR1M + 0.684%), 03/20/2064	$444,886	0.0
226,842 (3)	Ginnie Mae 2014-H06 HB, 6.094%, (TSFR1M + 0.764%), 03/20/2064	227,078	0.0
2,157,006 (3)	Ginnie Mae 2014-H11 VA, 5.944%, (TSFR1M + 0.614%), 06/20/2064	2,154,756	0.2
2,618,560 (3)	Ginnie Mae 2014-H15 FA, 5.944%, (TSFR1M + 0.614%), 07/20/2064	2,615,966	0.2
1,233,370 (3)	Ginnie Mae 2014-H21 FA, 6.094%, (TSFR1M + 0.764%), 10/20/2064	1,227,708	0.1
7,951,875 (3)	Ginnie Mae 2015-10 Q, 2.411%, 10/20/2044	6,686,923	0.5
130,000	Ginnie Mae 2015-123 GY, 3.000%, 09/20/2045	99,851	0.0
2,364,266 (3)(4)	Ginnie Mae 2015-141 IX, 0.311%, (-1.000*TSFR1M + 2.060%), 06/20/2045	32,834	0.0
15,125,000	Ginnie Mae 2015-143 B, 3.500%, 04/20/2045	13,529,045	1.1
1,831,152 (4)	Ginnie Mae 2015-149 IL, 4.500%, 10/20/2045	363,939	0.0
991,456 (4)	Ginnie Mae 2015-157 PI, 4.000%, 03/20/2044	97,287	0.0
2,318,011	Ginnie Mae 2015-165 ZA, 3.500%, 07/20/2045	2,174,328	0.2
4,837,896	Ginnie Mae 2015-64 ZH, 2.500%, 05/16/2045	4,106,133	0.3
733,944 (3)	Ginnie Mae 2015-H03 FA, 5.944%, (TSFR1M + 0.614%), 12/20/2064	733,306	0.1
2,171,263 (3)	Ginnie Mae 2015-H05 FC, 5.924%, (TSFR1M + 0.594%), 02/20/2065	2,156,650	0.2
829,020 (3)	Ginnie Mae 2015-H06 FA, 5.924%, (TSFR1M + 0.594%), 02/20/2065	828,026	0.1
1,402,407 (3)	Ginnie Mae 2015-H08 FC, 5.924%, (TSFR1M + 0.594%), 03/20/2065	1,401,027	0.1
1,303,611 (3)	Ginnie Mae 2015-H10 FH, 6.044%, (TSFR1M + 0.714%), 04/20/2065	1,296,916	0.1
150,969 (3)	Ginnie Mae 2015-H12 FA, 5.924%, (TSFR1M + 0.594%), 05/20/2065	150,816	0.0
2,658,631 (3)	Ginnie Mae 2015-H13 FG, 5.844%, (TSFR1M + 0.514%), 04/20/2065	2,652,920	0.2
212,243 (3)	Ginnie Mae 2015-H14 FB, 5.874%, (TSFR1M + 0.544%), 05/20/2065	211,862	0.0
897,436 (3)	Ginnie Mae 2015-H18 FB, 6.044%, (TSFR1M + 0.714%), 07/20/2065	893,145	0.1

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
734,464 (3)	Ginnie Mae 2015-H20 1 1 FB, 6.044%, (TSFR1M + 0.714%), 08/20/2065	$730,732	0.1
1,220,966 (3)	Ginnie Mae 2015-H22 FC, 6.044%, (TSFR1M + 0.714%), 09/20/2065	1,214,202	0.1
1,499,668 (3)	Ginnie Mae 2015-H23 FB, 5.964%, (TSFR1M + 0.634%), 09/20/2065	1,498,729	0.1
1,068,556 (3)	Ginnie Mae 2015-H26 FA, 5.964%, (TSFR1M + 0.634%), 10/20/2065	1,067,856	0.1
454,234 (3)	Ginnie Mae 2015-H26 FC, 6.044%, (TSFR1M + 0.714%), 08/20/2065	454,297	0.0
877,826 (3)	Ginnie Mae 2015-H26 FG, 5.964%, (TSFR1M + 0.634%), 10/20/2065	872,169	0.1
2,805,813 (3)	Ginnie Mae 2015-H29 FL, 6.044%, (TSFR1M + 0.714%), 11/20/2065	2,792,216	0.2
4,716,868 (3)	Ginnie Mae 2015-H30 FE, 6.044%, (TSFR1M + 0.714%), 11/20/2065	4,719,191	0.4
409,959 (3)	Ginnie Mae 2015-H31 FT, 6.094%, (TSFR1M + 0.764%), 11/20/2065	409,941	0.0
10,805,960 (4)	Ginnie Mae 2016-120 IM, 3.500%, 07/20/2046	1,281,847	0.1
4,673,119 (4)	Ginnie Mae 2016-145 IU, 3.500%, 10/20/2046	755,566	0.1
4,787,085 (3)(4)	Ginnie Mae 2016- 20 BS, 0.657%, (-1.000*TSFR1M + 5.986%), 02/20/2046	440,758	0.0
2,494,990 (3)	Ginnie Mae 2016-5 AB, 4.686%, 01/20/2046	2,471,120	0.2
4,133,944	Ginnie Mae 2016-69 B, 3.000%, 05/20/2046	3,612,859	0.3
62,338 (4)	Ginnie Mae 2016-84 IO, 5.000%, 12/20/2040	338	0.0
177,834 (3)	Ginnie Mae 2016-H01 FL, 6.094%, (TSFR1M + 0.764%), 12/20/2065	177,996	0.0
1,121,706 (3)	Ginnie Mae 2016-H02 FH, 6.444%, (TSFR1M + 1.114%), 01/20/2066	1,122,651	0.1
278,180 (3)	Ginnie Mae 2016-H03 FB, 6.094%, (TSFR1M + 0.764%), 01/20/2066	276,942	0.0
234,216 (3)	Ginnie Mae 2016-H07 FK, 6.444%, (TSFR1M + 1.114%), 03/20/2066	234,330	0.0
843,845 (3)	Ginnie Mae 2016-H09 FB, 6.344%, (TSFR1M + 1.014%), 04/20/2066	843,104	0.1
2,414,502 (3)	Ginnie Mae 2016-H11 F, 6.244%, (TSFR1M + 0.914%), 05/20/2066	2,408,489	0.2

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
739,042 (3)	Ginnie Mae 2016-H11 FE, 6.294%, (TSFR1M + 0.964%), 04/20/2066	$737,889	0.1
853,231 (3)	Ginnie Mae 2016-H13 FD, 5.250%, (H15T1Y + 0.450%), 05/20/2066	849,934	0.1
199,947 (3)	Ginnie Mae 2016-H13 FT, 6.024%, (TSFR1M + 0.694%), 05/20/2066	199,977	0.0
6,959,709 (3)	Ginnie Mae 2016-H20 FB, 5.994%, (TSFR1M + 0.664%), 09/20/2066	6,957,649	0.6
125,842 (3)	Ginnie Mae 2016-H20 FG, 6.144%, (TSFR1M + 0.814%), 08/20/2066	125,778	0.0
1,501,402 (3)	Ginnie Mae 2016-H21 FH, 6.294%, (TSFR1M + 0.964%), 09/20/2066	1,498,619	0.1
3,530,004 (3)	Ginnie Mae 2016-H23 F, 6.194%, (TSFR1M + 0.864%), 10/20/2066	3,540,677	0.3
3,904,151	Ginnie Mae 2017-107 QZ, 3.000%, 08/20/2045	3,141,550	0.3
1,000,000	Ginnie Mae 2017-117 BE, 2.500%, 08/20/2047	806,720	0.1
1,000,000	Ginnie Mae 2017-117 NG, 2.500%, 08/20/2047	791,468	0.1
1,723,545	Ginnie Mae 2017-122 CZ, 3.000%, 08/20/2047	1,317,656	0.1
1,923,688 (4)	Ginnie Mae 2017-123 IO, 5.000%, 08/16/2047	403,623	0.0
2,890,000	Ginnie Mae 2017-162 PL, 3.000%, 10/20/2047	2,226,514	0.2
750,000	Ginnie Mae 2017-163 YA, 2.500%, 11/20/2047	604,413	0.1
10,000,000	Ginnie Mae 2017-180 QB, 2.500%, 12/20/2047	8,329,660	0.7
1,191,060	Ginnie Mae 2017-56 HM, 3.000%, 12/20/2046	1,076,142	0.1
5,198,633	Ginnie Mae 2017-56 JZ, 3.000%, 04/20/2047	4,209,172	0.3
494,474 (3)	Ginnie Mae 2017-H07 FG, 5.904%, (TSFR1M + 0.574%), 02/20/2067	493,742	0.0
694,823 (3)	Ginnie Mae 2017-H14 FD, 5.914%, (TSFR1M + 0.584%), 06/20/2067	689,205	0.1
925,507 (3)	Ginnie Mae 2017-H14 FV, 5.944%, (TSFR1M + 0.614%), 06/20/2067	924,483	0.1
1,124,932 (3)	Ginnie Mae 2017-H17 FG, 5.944%, (TSFR1M + 0.614%), 08/20/2067	1,123,897	0.1
419,533 (3)	Ginnie Mae 2017-H19 FA, 5.894%, (TSFR1M + 0.564%), 08/20/2067	418,856	0.0

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,312,860	Ginnie Mae 2018-112 AL, 3.500%, 08/20/2048	$1,185,197	0.1
358,298	Ginnie Mae 2018-163 DZ, 4.500%, 11/20/2048	323,109	0.0
638,554 (4)	Ginnie Mae 2018-78 IC, 4.000%, 02/20/2047	90,998	0.0
1,000,000	Ginnie Mae 2018-91 JN, 3.000%, 07/20/2048	825,290	0.1
164,406 (3)	Ginnie Mae 2018-H07 FE, 5.794%, (TSFR1M + 0.464%), 02/20/2068	164,043	0.0
9,969,943	Ginnie Mae 2019-1 LZ, 3.500%, 01/20/2049	7,997,782	0.6
1,417,634	Ginnie Mae 2019-1 Z, 4.000%, 01/20/2049	1,316,607	0.1
2,821,240 (3)	Ginnie Mae 2019-100 FD, 5.843%, (TSFR1M + 0.514%), 08/20/2049	2,775,142	0.2
10,658,985	Ginnie Mae 2019-123 CA, 3.000%, 10/20/2049	9,449,561	0.7
759,936 (4)	Ginnie Mae 2019-29 AI, 5.000%, 07/20/2048	162,540	0.0
12,000,000 (4)	Ginnie Mae 2019-56 YI, 5.000%, 05/20/2049	2,788,733	0.2
109,899	Ginnie Mae 2019-71 EN, 4.000%, 06/20/2049	91,518	0.0
63,532 (3)	Ginnie Mae 2019-H01 FJ, 5.744%, (TSFR1M + 0.414%), 09/20/2068	63,449	0.0
1,560,826 (3)	Ginnie Mae 2019-H01 FL, 5.894%, (TSFR1M + 0.564%), 12/20/2068	1,560,737	0.1
1,765,482 (3)	Ginnie Mae 2019-H05 FL, 5.924%, (TSFR1M + 0.594%), 03/20/2069	1,753,380	0.1
352,436 (3)	Ginnie Mae 2019-H10 FM, 5.844%, (TSFR1M + 0.514%), 05/20/2069	351,533	0.0
1,158,236 (3)	Ginnie Mae 2019-H19 FB, 5.894%, (TSFR1M + 0.564%), 11/20/2069	1,156,305	0.1
18,793,668 (4)	Ginnie Mae 2020-47 LI, 3.500%, 04/20/2050	3,407,437	0.3
356,048 (3)	Ginnie Mae 2020-H01 FT, 5.300%, (H15T1Y + 0.500%), 01/20/2070	354,454	0.0
52,680 (3)	Ginnie Mae 2020-H04 FP, 5.944%, (TSFR1M + 0.614%), 06/20/2069	52,607	0.0
60,512 (3)	Ginnie Mae 2020-H09 FL, 6.594%, (TSFR1M + 1.264%), 05/20/2070	60,857	0.0
8,309,965 (3)(4)	Ginnie Mae 2021-58 SB, 0.857%, (-1.000*TSFR1M + 6.186%), 04/20/2051	860,642	0.1
5,787,739 (4)	Ginnie Mae 2021-74 KI, 3.000%, 04/20/2051	862,471	0.1

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
14,310,082 (3)(4)	Ginnie Mae 2021-77 SK, 0.286%, (-1.000*TSFR1M +3.186%), 05/20/2051	$193,399	0.0
108,654 (3)	Ginnie Mae 2021-H09 Z, 3.083%, 10/20/2066	99,828	0.0
11,256,273	Ginnie Mae 2022-205 ZG, 5.500%, 12/20/2052	11,134,917	0.9
2,346,452	Ginnie Mae 2022-47 EB, 3.000%, 03/20/2037	1,915,840	0.2
15,000,000 (3)	Ginnie Mae 2024-43 F, 6.269%, (SOFR30A + 0.950%), 03/20/2054	14,982,422	1.2
5,476,060	Seasoned Credit Risk Transfer Trust Series 2017-2 MA, 3.000%, 08/25/2056	5,026,457	0.4
1,402,207 (3)	Seasoned Credit Risk Transfer Trust Series 2018-2 HA, 3.000%, 11/25/2057	1,282,260	0.1
3,901,396	Seasoned Credit Risk Transfer Trust Series 2019-1 M55D, 4.000%, 07/25/2058	3,625,080	0.3
1,661,879	Seasoned Credit Risk Transfer Trust Series 2019-3 M55D, 4.000%, 10/25/2058	1,539,057	0.1
7,835,000	Seasoned Loans Structured Transaction Series 2019-1 A2, 3.500%, 05/25/2029	7,327,832	0.6
3,073,798	Seasoned Loans Structured Transaction Trust Series 2019-2 A1C, 2.750%, 09/25/2029	2,825,968	0.2
5,875,000	Seasoned Loans Structured Transaction Trust Series 2019-3 A2C, 2.750%, 11/25/2029	5,240,409	0.4
1,209,705	Vendee Mortgage Trust 2003-2 Z, 5.000%, 05/15/2033	1,198,556	0.1
1,622,699	Vendee Mortgage Trust 2011-2 DZ, 3.750%, 10/15/2041	1,488,996	0.1
20,870,234 (3)(4)	Vendee Mortgage Trust 2011-2 IO, 0.353%, 10/15/2041	292,627	0.0
	Total Collateralized Mortgage Obligations (Cost $602,256,851)	542,452,449	42.8

			Percentage
Principal			of Net
Amount†		Value	Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: 3.0%
8,765,181 (3)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K106 X1, 1.318%, 01/25/2030	$547,053	0.1
29,795,282 (3)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K108 X1, 1.691%, 03/25/2030	2,397,610	0.2
19,348,534 (3)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K110 X1, 1.695%, 04/25/2030	1,509,691	0.1
2,970,699 (3)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K119 X1, 0.928%, 09/25/2030	138,771	0.0
16,435,661 (3)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K-1516 X1, 1.510%, 05/25/2035	1,810,169	0.2
14,659,467 (3)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K-1517 X1, 1.323%, 07/25/2035	1,493,641	0.1
33,986,520 (3)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K-1519 X1, 0.595%, 12/25/2035	1,524,902	0.1
24,517,019 (3)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K740 X1, 0.741%, 09/25/2027	529,942	0.0
31,466,000 (4)	Freddie Mac Multifamily Structured Pass Through Certificates KL06 XFX, 1.364%, 12/25/2029	1,677,120	0.1
34,469,783 (3)(4)	Freddie Mac Multifamily Structured Pass Through Certificates KLU3 X1, 1.934%, 01/25/2031	3,203,568	0.3
242,012 (3)	Ginnie Mae 2004-23 Z, 5.754%, 03/16/2044	235,279	0.0
2,510,738 (3)(4)	Ginnie Mae 2006-67 IO, 0.685%, 11/16/2046	9,580	0.0
42,786 (3)	Ginnie Mae 2007-52 Z, 4.350%, 01/16/2048	42,640	0.0
463,974	Ginnie Mae 2008-39 Z, 4.500%, 02/16/2048	440,065	0.0
219,269 (3)(4)	Ginnie Mae 2008-45 IO, 0.860%, 02/16/2048	190	0.0

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
55,293 (3)(4)	Ginnie Mae 2010-123 IA, 2.050%, 10/16/2052	$567	0.0
7,603,236 (3)(4)	Ginnie Mae 2011-47 IO, 0.214%, 01/16/2051	22,323	0.0
2,007,952 (3)	Ginnie Mae 2018-114 Z, 3.100%, 04/16/2060	1,498,329	0.1
11,329,108	Ginnie Mae 2018-116 Z, 3.000%, 06/16/2058	9,176,245	0.7
2,022,366	Ginnie Mae 2018-169 Z, 3.000%, 04/16/2061	1,328,048	0.1
2,011,826	Ginnie Mae 2019-17 Z, 3.000%, 12/16/2060	1,261,705	0.1
2,670,404 (3)	Ginnie Mae 2019-19 Z, 3.200%, 11/16/2060	2,083,368	0.2
3,479,636	Ginnie Mae 2019-53 Z, 3.000%, 06/16/2061	2,465,055	0.2
5,253,976	Ginnie Mae 2021-79 Z, 1.750%, 08/16/2063	2,171,965	0.2
2,608,471	Ginnie Mae 2021-80 Z, 1.500%, 12/16/2062	1,077,611	0.1
2,333,712	Ginnie Mae 2021-90 B, 1.750%, 05/16/2061	1,040,592	0.1
	Total Commercial Mortgage-Backed Securities (Cost $51,061,006)	37,686,029	3.0

ASSET-BACKED SECURITIES: 0.1%
	Other Asset-Backed Securities: 0.1%
904,679 (3)	Fannie Mae Grantor Trust 2001-T9 A1, 5.554%, (TSFR1M + 0.224%), 09/25/2031	896,659	0.1
96,360 (3)	Fannie Mae Grantor Trust 2003-T4 2A6, 4.447%, 07/26/2033	94,028	0.0
4,512 (3)	Fannie Mae REMIC Trust 2001-W4 AF6, 5.110%, 01/25/2032	4,459	0.0
5,277 (3)	Fannie Mae REMIC Trust 2002-W12 AF6, 5.066%, 02/25/2033	4,940	0.0
4,145 (3)	Fannie Mae REMIC Trust 2002-W2 AF6, 6.000%, 05/25/2032	4,036	0.0
		1,004,122	0.1
	Total Asset-Backed Securities (Cost $1,007,173)	1,004,122	0.1
	Total Long-Term Investments (Cost $1,685,794,567)	1,562,869,099	123.4

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 2.7%
	U.S. Treasury Obligations: 2.2%
25,775,000 (6)	United States Treasury Bill, 5.030%, 04/16/2024	$25,718,462	2.0
2,725,000 (6)	United States Treasury Bill, 5.280%, 05/28/2024	2,702,373	0.2
	Total U.S. Treasury Obligations
	(Cost $28,420,596)	28,420,835	2.2

	U.S. Government Agency Obligations: 0.5%
6,190,000	Federal Home Loan Banks, 5.300%, 04/19/2024	6,189,791	0.5
	Total Short-Term Investments
	(Cost $34,610,449)	34,610,626	2.7
	Total Investments in Securities (Cost $1,720,405,016)	$1,597,479,725	126.1
	Liabilities in Excess of Other Assets	(330,685,742)	(26.1)
	Net Assets	$1,266,793,983	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(2)	Represents or includes a TBA transaction.

(3)	Variable rate security. Rate shown is the rate in effect as of March 31, 2024.

(4)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(5)	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(6)	Represents a zero coupon bond. Rate shown reflects the effective yield as of March 31, 2024.

Reference Rate Abbreviations:

H15T1Y	U.S. Treasury 1-Year Constant Maturity

SOFR30A	30-day Secured Overnight Financing Rate

TSFR1M	1-month CME Term Secured Overnight Financing Rate

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	March 31, 2024
Asset Table
Investments, at fair value
U.S. Government Agency Obligations	$—	$981,726,499	$—	$981,726,499
Collateralized Mortgage Obligations	—	542,452,449	—	542,452,449
Commercial Mortgage-Backed Securities	—	37,686,029	—	37,686,029
Asset-Backed Securities	—	1,004,122	—	1,004,122
Short-Term Investments	—	34,610,626	—	34,610,626
Total Investments, at fair value	$—	$1,597,479,725	$—	$1,597,479,725
Other Financial Instruments+
Futures	152,602	—	—	152,602
Total Assets	$152,602	$1,597,479,725	$—	$1,597,632,327
Liabilities Table
Other Financial Instruments+
Futures	$(700,389)	$—	$—	$(700,389)
Sales Commitments	—	(28,502,201)	$—	(28,502,201)
Total Liabilities	$(700,389)	$(28,502,201)	$—	$(29,202,590)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2024, the following futures contracts were outstanding for Voya GNMA Income Fund:

				Unrealized
	Number	Expiration	Notional	Appreciation/
Description	of Contracts	Date	Amount	(Depreciation)
Short Contracts:
U.S. Treasury 2-Year Note	(77)	06/28/24	$(15,745,297)	$17,297
U.S. Treasury 5-Year Note	(1,031)	06/28/24	(110,333,109)	(199,362)
U.S. Treasury 10-Year Note	(396)	06/18/24	(43,875,563)	135,305
U.S. Treasury Long Bond	(222)	06/18/24	(26,737,125)	(409,787)
U.S. Treasury Ultra 10-Year Note	(141)	06/18/24	(16,159,922)	(74,097)
U.S. Treasury Ultra Long Bond	(8)	06/18/24	(1,032,000)	(17,143)
			$(213,883,016)	$(547,787)

The following sales commitments were held by the Voya GNMA Income Fund at March 31, 2024:

		Contractual
Principal Amount	Description	Settlement Date	Fair Value
$(6,500,000)	Ginnie Mae, 5.000%, due 04/20/54	04/18/24	$(6,345,117)
(5,000,000)	Uniform Mortgage-Backed Securities, 3.000%, due 05/01/54	05/13/24	(4,250,322)
(5,100,000)	Uniform Mortgage-Backed Securities, 3.500%, due 05/15/54	05/13/24	(4,583,426)
(13,448,000)	Uniform Mortgage-Backed Securities, 5.500%, due 04/01/54	04/11/24	(13,323,336)
	Total Sales Commitments
	Proceeds receivable $(28,626,897)		$(28,502,201)

See Accompanying Notes to Financial Statements

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2024 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Variation margin receivable on futures contracts*	$152,602
Total Asset Derivatives		$152,602

Liability Derivatives
Interest rate contracts	Variation margin payable on futures contracts*	$700,389
Total Liability Derivatives		$700,389

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund's Statement of Operations for the year ended March 31, 2024 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$8,020,769

Total	$8,020,769

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$1,567,240

Total	$1,567,240

At March 31, 2024, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $1,723,492,832.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$6,039,625
Gross Unrealized Depreciation	(132,475,823)
Net Unrealized Depreciation	$(126,436,198)

See Accompanying Notes to Financial Statements

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: 93.6%
	Basic Materials: 6.5%
1,125,000 (1)	Arsenal AIC Parent LLC, 8.000%, 10/01/2030	$1,182,527	0.2
1,375,000	ATI, Inc., 7.250%, 08/15/2030	1,422,778	0.3
1,150,000 (1)	Axalta Coating Systems Dutch Holding B BV, 7.250%, 02/15/2031	1,197,677	0.2
450,000 (1)	Axalta Coating Systems LLC, 3.375%, 02/15/2029	403,097	0.1
1,500,000 (1)	Cleveland-Cliffs, Inc., 4.625%, 03/01/2029	1,399,970	0.3
600,000 (1)	Cleveland-Cliffs, Inc., 4.875%, 03/01/2031	546,229	0.1
1,400,000 (1)(2)	Coeur Mining, Inc., 5.125%, 02/15/2029	1,331,557	0.3
1,720,000 (1)	Constellium SE, 5.625%, 06/15/2028	1,674,092	0.3
1,350,000 (1)	First Quantum Minerals Ltd., 6.875%, 10/15/2027	1,290,600	0.3
1,750,000 (1)	Hudbay Minerals, Inc., 4.500%, 04/01/2026	1,696,822	0.4
1,475,000 (1)	Illuminate Buyer LLC / Illuminate Holdings IV, Inc., 9.000%, 07/01/2028	1,456,877	0.3
1,350,000 (1)	INEOS Quattro Finance 2 PLC, 3.375%, 01/15/2026	1,289,482	0.3
1,575,000 (1)(3)	Iris Holdings, Inc., 8.750% (PIK Rate 9.500%, Cash Rate 8.750%), 02/15/2026	1,354,500	0.3
860,000 (1)	LSF11 A5 HoldCo LLC, 6.625%, 10/15/2029	775,861	0.2
1,625,000 (1)	Mativ Holdings, Inc., 6.875%, 10/01/2026	1,618,862	0.3
1,075,000 (1)	NOVA Chemicals Corp., 8.500%, 11/15/2028	1,145,540	0.2
425,000 (1)	Novelis Corp., 3.250%, 11/15/2026	396,446	0.1
1,200,000 (1)	Novelis Corp., 3.875%, 08/15/2031	1,032,049	0.2
425,000 (1)	Novelis Corp., 4.750%, 01/30/2030	392,470	0.1
1,400,000 (1) (2)	Nufarm Australia Ltd. / Nufarm Americas, Inc., 5.000%, 01/27/2030	1,285,523	0.3
550,000 (1) (2)	Olympus Water US Holding Corp., 4.250%, 10/01/2028	499,600	0.1
775,000 (1)	Olympus Water US Holding Corp., 6.250%, 10/01/2029	710,153	0.1
800,000 (1)(2)	Olympus Water US Holding Corp., 7.125%, 10/01/2027	808,881	0.2

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Basic Materials: (continued)
1,575,000 (1)	SPCM SA, 3.125%, 03/15/2027	$1,458,890	0.3
1,575,000 (1)	Taseko Mines Ltd., 7.000%, 02/15/2026	1,583,066	0.3
1,500,000 (1)	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.125%, 04/01/2029	436,665	0.1
1,400,000 (1)(2)	Tronox, Inc., 4.625%, 03/15/2029	1,257,460	0.3
1,650,000 (1)	WR Grace Holdings LLC, 5.625%, 08/15/2029	1,478,284	0.3
		31,125,958	6.5

	Communications: 12.0%
2,100,000 (1)	Altice Financing SA, 5.750%, 08/15/2029	1,684,665	0.4
2,625,000 (1)	Altice France SA/ France, 5.500%, 10/15/2029	1,784,444	0.4
1,000,000 (1)	Altice France SA/ France, 8.125%, 02/01/2027	782,538	0.2
1,100,000 (1)	Beasley Mezzanine Holdings LLC, 8.625%, 02/01/2026	657,629	0.1
2,250,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.500%, 05/01/2032	1,809,561	0.4
1,875,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	1,746,675	0.4
1,825,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	1,740,003	0.4
675,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/2026	665,119	0.1
1,425,000 (1)	Connect Finco Sarl / Connect US Finco LLC, 6.750%, 10/01/2026	1,397,861	0.3
4,025,000 (1)	CSC Holdings LLC, 5.750%, 01/15/2030	2,133,927	0.4
2,200,000 (1)	CSC Holdings LLC, 11.250%, 05/15/2028	2,181,967	0.5
1,975,000 (1)	Directv Financing LLC / Directv Financing Co- Obligor, Inc., 5.875%, 08/15/2027	1,869,656	0.4
1,950,000	DISH DBS Corp., 5.125%, 06/01/2029	814,951	0.2
1,040,000 (1)	DISH DBS Corp., 5.750%, 12/01/2028	716,695	0.1
925,000	DISH DBS Corp., 7.375%, 07/01/2028	446,115	0.1

See Accompanying Notes to Financial Statements

78

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
2,350,000 (1)	DISH Network Corp., 11.750%, 11/15/2027	$2,401,491	0.5
1,375,000 (1)	GCI LLC, 4.750%, 10/15/2028	1,262,003	0.3
2,250,000 (1) (2)	Gray Escrow II, Inc., 5.375%, 11/15/2031	1,477,517	0.3
1,275,000 (1) (2)	Gray Television, Inc., 7.000%, 05/15/2027	1,186,836	0.2
2,465,000 (1)	Level 3 Financing, Inc., 3.750%, 07/15/2029	1,109,250	0.2
1,400,000 (1)	Level 3 Financing, Inc., 10.500%, 05/15/2030	1,438,500	0.3
2,150,000 (1)	Match Group Holdings II LLC, 4.625%, 06/01/2028	2,030,520	0.4
1,435,000 (1)	McGraw-Hill Education, Inc., 8.000%, 08/01/2029	1,350,175	0.3
975,000 (4)	Paramount Global, 6.250%, 02/28/2057	858,284	0.2
2,875,000 (1)	Scripps Escrow, Inc., 5.875%, 07/15/2027	2,408,055	0.5
1,525,000 (1)	Sinclair Television Group, Inc., 4.125%, 12/01/2030	1,112,000	0.2
670,000 (1)	Sirius XM Radio, Inc., 3.125%, 09/01/2026	628,141	0.1
3,875,000 (1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	3,730,628	0.8
1,475,000 (1) (2)	Stagwell Global LLC, 5.625%, 08/15/2029	1,340,675	0.3
875,000	Telecom Italia Capital SA, 6.000%, 09/30/2034	800,939	0.2
975,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	923,144	0.2
400,000 (1)	Telecom Italia SpA/ Milano, 5.303%, 05/30/2024	398,098	0.1
800,000 (1)	Uber Technologies, Inc., 4.500%, 08/15/2029	760,554	0.2
1,450,000 (1)	Uber Technologies, Inc., 8.000%, 11/01/2026	1,468,457	0.3
575,000 (1)(2)	Univision Communications, Inc., 4.500%, 05/01/2029	514,357	0.1
2,185,000 (1)	Univision Communications, Inc., 6.625%, 06/01/2027	2,138,940	0.4
800,000 (1)(2)	Univision Communications, Inc., 8.000%, 08/15/2028	815,537	0.2
1,100,000 (1)(2)	Viasat, Inc., 6.500%, 07/15/2028	850,486	0.2
875,000 (1)(2)	Viasat, Inc., 7.500%, 05/30/2031	635,108	0.1
1,250,000 (1)	Viavi Solutions, Inc., 3.750%, 10/01/2029	1,073,745	0.2
			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
2,575,000 (1)	Virgin Media Vendor Financing Notes IV DAC, 5.000%, 07/15/2028	$2,364,818	0.5
1,750,000 (1)	Vmed O2 UK Financing I PLC, 4.750%, 07/15/2031	1,510,004	0.3
		57,020,068	12.0

	Consumer, Cyclical: 19.7%
825,000 (1) (2)	1011778 BC ULC / New Red Finance, Inc., 3.500%, 02/15/2029	754,171	0.2
1,775,000 (1)	1011778 BC ULC / New Red Finance, Inc., 4.000%, 10/15/2030	1,582,806	0.3
1,400,000 (1)	Adient Global Holdings Ltd., 4.875%, 08/15/2026	1,365,884	0.3
725,000 (1) (2)	Adient Global Holdings Ltd., 8.250%, 04/15/2031	765,628	0.2
575,000 (1)	Allison Transmission, Inc., 3.750%, 01/30/2031	502,237	0.1
1,325,000 (1)	Allison Transmission, Inc., 5.875%, 06/01/2029	1,313,099	0.3
1,125,000 (1)(2)	Amer Sports Co., 6.750%, 02/16/2031	1,122,187	0.2
1,450,000 (1)(2)	American Airlines, Inc., 7.250%, 02/15/2028	1,473,670	0.3
555,000 (1)	American Airlines, Inc./ AAdvantage Loyalty IP Ltd., 5.500%, 04/20/2026	551,567	0.1
1,200,000 (1)	Arko Corp., 5.125%, 11/15/2029	994,492	0.2
1,175,000	Asbury Automotive Group, Inc., 4.500%, 03/01/2028	1,119,793	0.2
1,000,000	Asbury Automotive Group, Inc., 4.750%, 03/01/2030	921,883	0.2
1,425,000 (1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 4.625%, 08/01/2029	1,315,949	0.3
1,450,000 (1)	Banijay Entertainment SASU, 8.125%, 05/01/2029	1,496,675	0.3
1,450,000	Bath & Body Works, Inc., 6.750%, 07/01/2036	1,465,676	0.3
345,000 (1)	Bath & Body Works, Inc., 9.375%, 07/01/2025	360,243	0.1
1,075,000 (1)	Brinker International, Inc., 5.000%, 10/01/2024	1,067,545	0.2

See Accompanying Notes to Financial Statements

79

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
1,850,000 (1)(2)	Caesars Entertainment, Inc., 4.625%, 10/15/2029	$1,688,441	0.3
1,325,000 (1)	Caesars Entertainment, Inc., 7.000%, 02/15/2030	1,360,921	0.3
1,125,000 (1)	Carnival Corp., 4.000%, 08/01/2028	1,046,250	0.2
2,375,000 (1)(2)	Carnival Corp., 6.000%, 05/01/2029	2,344,920	0.5
1,625,000 (1)	CCM Merger, Inc., 6.375%, 05/01/2026	1,624,883	0.3
600,000 (2)	Delta Air Lines, Inc., 7.375%, 01/15/2026	619,210	0.1
1,125,000 (1)	Dream Finders Homes, Inc., 8.250%, 08/15/2028	1,175,445	0.2
1,750,000	Ford Motor Credit Co. LLC, 2.700%, 08/10/2026	1,631,816	0.3
750,000	Ford Motor Credit Co. LLC, 4.542%, 08/01/2026	728,349	0.1
1,150,000 (1)	Foundation Building Materials, Inc., 6.000%, 03/01/2029	1,058,722	0.2
465,000 (1)(2)	Gap, Inc., 3.625%, 10/01/2029	407,788	0.1
1,075,000 (1)	Gap, Inc., 3.875%, 10/01/2031	910,445	0.2
875,000 (1)	Golden Entertainment, Inc., 7.625%, 04/15/2026	875,648	0.2
1,475,000 (1)	Hilton Domestic Operating Co., Inc., 4.000%, 05/01/2031	1,319,744	0.3
1,375,000 (1)	Installed Building Products, Inc., 5.750%, 02/01/2028	1,343,439	0.3
1,550,000 (1)	Interface, Inc., 5.500%, 12/01/2028	1,478,954	0.3
425,000 (1)	International Game Technology PLC, 4.125%, 04/15/2026	412,263	0.1
2,000,000 (1)	International Game Technology PLC, 5.250%, 01/15/2029	1,934,005	0.4
2,050,000 (1)	LCM Investments Holdings II LLC, 4.875%, 05/01/2029	1,886,314	0.4
1,300,000 (1)	Lithia Motors, Inc., 4.375%, 01/15/2031	1,165,569	0.2
375,000	M/I Homes, Inc., 3.950%, 02/15/2030	337,522	0.1
1,100,000	M/I Homes, Inc., 4.950%, 02/01/2028	1,050,169	0.2
650,000	Macy's Retail Holdings LLC, 4.500%, 12/15/2034	572,890	0.1
			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
950,000 (1)	Macy's Retail Holdings LLC, 6.125%, 03/15/2032	$921,805	0.2
850,000 (1) (2)	Melco Resorts Finance Ltd., 5.250%, 04/26/2026	820,781	0.2
1,475,000 (1) (2)	Melco Resorts Finance Ltd., 5.375%, 12/04/2029	1,347,796	0.3
850,000	MGM Resorts International, 4.625%, 09/01/2026	832,112	0.2
840,000 (2)	MGM Resorts International, 4.750%, 10/15/2028	799,731	0.2
400,000	MGM Resorts International, 6.500%, 04/15/2032	399,006	0.1
2,475,000 (1) (2)	Michaels Cos., Inc., 5.250%, 05/01/2028	2,111,149	0.4
1,400,000	Murphy Oil USA, Inc., 4.750%, 09/15/2029	1,328,891	0.3
460,000	Murphy Oil USA, Inc., 5.625%, 05/01/2027	456,070	0.1
400,000 (1)	NCL Corp. Ltd., 7.750%, 02/15/2029	415,678	0.1
200,000 (1)	NCL Corp. Ltd., 8.375%, 02/01/2028	211,409	0.0
750,000 (1)	NCL Finance Ltd., 6.125%, 03/15/2028	741,290	0.2
1,500,000 (1)	Raising Cane's Restaurants LLC, 9.375%, 05/01/2029	1,622,985	0.3
1,100,000 (1)	Ritchie Bros Holdings, Inc., 7.750%, 03/15/2031	1,152,242	0.2
4,175,000 (1)(2)	Royal Caribbean Cruises Ltd., 5.375%, 07/15/2027	4,118,816	0.9
400,000 (1)	Royal Caribbean Cruises Ltd., 6.250%, 03/15/2032	403,438	0.1
1,300,000	Sally Holdings LLC / Sally Capital, Inc., 6.750%, 03/01/2032	1,290,929	0.3
1,750,000	Sands China Ltd., 5.125%, 08/08/2025	1,726,988	0.4
1,400,000 (1)(2)	Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.625%, 03/01/2030	1,354,494	0.3
1,725,000 (1)	Scientific Games International, Inc., 7.000%, 05/15/2028	1,738,788	0.4
550,000 (1)	SRS Distribution, Inc., 6.000%, 12/01/2029	562,423	0.1
1,350,000 (1)	SRS Distribution, Inc., 6.125%, 07/01/2029	1,378,108	0.3
2,300,000 (1)	Staples, Inc., 7.500%, 04/15/2026	2,246,954	0.5

See Accompanying Notes to Financial Statements

80

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
850,000 (1)	Staples, Inc., 10.750%, 04/15/2027	$808,740	0.2
1,975,000 (1)	Station Casinos LLC, 4.500%, 02/15/2028	1,861,882	0.4
1,025,000 (1)	STL Holding Co. LLC, 8.750%, 02/15/2029	1,052,936	0.2
1,325,000 (1)	Taylor Morrison Communities, Inc., 5.125%, 08/01/2030	1,266,654	0.3
1,200,000 (1)	Tempur Sealy International, Inc., 3.875%, 10/15/2031	1,020,223	0.2
275,000 (1)	Tempur Sealy International, Inc., 4.000%, 04/15/2029	249,814	0.0
1,520,000	United Airlines Holdings, Inc., 4.875%, 01/15/2025	1,508,829	0.3
825,000 (1)	United Airlines, Inc., 4.375%, 04/15/2026	798,116	0.2
2,800,000 (1)	Viking Cruises Ltd., 5.875%, 09/15/2027	2,749,082	0.6
1,250,000 (1)(2)	VistaJet Malta Finance PLC / Vista Management Holding, Inc., 6.375%, 02/01/2030	923,079	0.2
1,450,000 (2)	Walgreens Boots Alliance, Inc., 4.800%, 11/18/2044	1,221,289	0.3
1,550,000 (1)	White Cap Buyer LLC, 6.875%, 10/15/2028	1,522,113	0.3
1,750,000 (1)	William Carter Co., 5.625%, 03/15/2027	1,739,305	0.4
1,725,000 (1)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.250%, 05/15/2027	1,690,592	0.3
1,000,000 (1)	ZF North America Capital, Inc., 4.750%, 04/29/2025	988,290	0.2
1,300,000 (1)	ZF North America Capital, Inc., 6.875%, 04/14/2028	1,349,628	0.3
		93,879,667	19.7

	Consumer, Non-cyclical: 18.5%
1,500,000 (1)(2)	1375209 BC Ltd., 9.000%, 01/30/2028	1,471,632	0.3
1,825,000 (1)	Acadia Healthcare Co., Inc., 5.500%, 07/01/2028	1,778,557	0.4
1,625,000 (1) (2)	ADT Security Corp., 4.125%, 08/01/2029	1,490,298	0.3
1,175,000 (1)	AHP Health Partners, Inc., 5.750%, 07/15/2029	1,075,067	0.2
			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
1,075,000 (1)	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 3.500%, 03/15/2029	$965,887	0.2
675,000 (1)	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 4.875%, 02/15/2030	642,656	0.1
1,225,000 (1)	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	1,213,652	0.3
1,100,000 (1)	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 4.625%, 06/01/2028	1,001,068	0.2
1,700,000 (1)(2)	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 4.625%, 06/01/2028	1,554,329	0.3
1,750,000 (1)	Alta Equipment Group, Inc., 5.625%, 04/15/2026	1,715,209	0.4
775,000 (1)	APi Group DE, Inc., 4.125%, 07/15/2029	699,013	0.1
890,000 (1)	APi Group DE, Inc., 4.750%, 10/15/2029	821,124	0.2
1,500,000 (1)(2)	Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 8.000%, 02/15/2031	1,498,694	0.3
1,925,000	B&G Foods, Inc., 5.250%, 09/15/2027	1,800,549	0.4
1,625,000 (1)	Bausch Health Cos., Inc., 4.875%, 06/01/2028	888,353	0.2
1,225,000 (1)	Bausch Health Cos., Inc., 6.125%, 02/01/2027	764,455	0.2
1,425,000	Bausch Lomb, 8.563%, 05/05/2027	1,412,786	0.3
1,645,000 (1)	BellRing Brands, Inc., 7.000%, 03/15/2030	1,696,377	0.4
1,900,000 (1)	Cheplapharm Arzneimittel GmbH, 5.500%, 01/15/2028	1,812,356	0.4
950,000 (1)	Chobani LLC / Chobani Finance Corp., Inc., 7.625%, 07/01/2029	964,250	0.2
975,000 (1)	CHS/Community Health Systems, Inc., 4.750%, 02/15/2031	753,336	0.2
1,500,000 (1)	CHS/Community Health Systems, Inc., 5.250%, 05/15/2030	1,224,423	0.3

See Accompanying Notes to Financial Statements

81

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
1,300,000 (1)	CHS/Community Health Systems, Inc., 5.625%, 03/15/2027	$1,197,898	0.3
1,550,000	Cimpress PLC, 7.000%, 06/15/2026	1,552,635	0.3
1,650,000 (1)	CPI CG, Inc., 8.625%, 03/15/2026	1,645,358	0.3
525,000 (1)	DaVita, Inc., 3.750%, 02/15/2031	440,014	0.1
2,225,000 (1)	DaVita, Inc., 4.625%, 06/01/2030	1,993,475	0.4
2,050,000	Encompass Health Corp., 4.750%, 02/01/2030	1,922,147	0.4
1,575,000 (1)(2)	Fiesta Purchaser, Inc., 7.875%, 03/01/2031	1,627,715	0.3
715,000 (1)	Garda World Security Corp., 6.000%, 06/01/2029	640,815	0.1
1,425,000 (1)	Graham Holdings Co., 5.750%, 06/01/2026	1,412,200	0.3
702,000 (1)	IQVIA, Inc., 5.000%, 10/15/2026	687,446	0.1
800,000 (1)	IQVIA, Inc., 6.500%, 05/15/2030	817,412	0.2
1,970,000 (1)	Jazz Securities DAC, 4.375%, 01/15/2029	1,836,666	0.4
1,660,000 (1)	Legends Hospitality Holding Co LLC / Legends Hospitality Co-Issuer, Inc., 5.000%, 02/01/2026	1,645,593	0.3
1,700,000 (1)	Medline Borrower L.P., 3.875%, 04/01/2029	1,548,465	0.3
1,500,000 (1)	Medline Borrower L.P., 5.250%, 10/01/2029	1,418,900	0.3
1,150,000 (1)(2)	ModivCare, Inc., 5.875%, 11/15/2025	1,120,994	0.2
775,000 (1)	MPH Acquisition Holdings LLC, 5.750%, 11/01/2028	611,992	0.1
1,575,000 (1)	NESCO Holdings II, Inc., 5.500%, 04/15/2029	1,491,867	0.3
811,000	New Albertsons L.P., 7.450%, 08/01/2029	849,573	0.2
2,250,000 (1)(2)	Organon & Co / Organon Foreign Debt Co-Issuer BV, 5.125%, 04/30/2031	2,002,134	0.4
1,550,000 (1)(2)	Owens & Minor, Inc., 6.625%, 04/01/2030	1,539,706	0.3
1,100,000	Perrigo Finance Unlimited Co., 4.375%, 03/15/2026	1,071,104	0.2
1,050,000	Perrigo Finance Unlimited Co., 4.650%, 06/15/2030	966,114	0.2
1,475,000 (1)	Post Holdings, Inc., 4.625%, 04/15/2030	1,355,175	0.3
			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
2,250,000 (1)	Post Holdings, Inc., 5.625%, 01/15/2028	$2,212,404	0.5
1,125,000 (1)	Prestige Brands, Inc., 3.750%, 04/01/2031	980,497	0.2
2,375,000 (1)	Prime Security Services Borrower LLC / Prime Finance, Inc., 6.250%, 01/15/2028	2,328,340	0.5
1,585,000 (1)	Primo Water Holdings, Inc., 4.375%, 04/30/2029	1,459,049	0.3
1,475,000 (1)	Select Medical Corp., 6.250%, 08/15/2026	1,478,910	0.3
1,425,000 (1)	Simmons Foods, Inc./ Simmons Prepared Foods,, Inc. ./ Simmons Pet Food,, Inc../Simmons Feed, 4.625%, 03/01/2029	1,260,706	0.3
1,380,000 (1)	Teleflex, Inc., 4.250%, 06/01/2028	1,296,075	0.3
1,275,000	Tenet Healthcare Corp., 4.250%, 06/01/2029	1,186,323	0.3
1,425,000	Tenet Healthcare Corp., 5.125%, 11/01/2027	1,394,908	0.3
2,200,000 (2)	Tenet Healthcare Corp., 6.125%, 10/01/2028	2,193,952	0.5
2,175,000	Tenet Healthcare Corp., 6.125%, 06/15/2030	2,172,729	0.5
1,550,000 (2)	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 05/09/2027	1,496,742	0.3
1,600,000 (1)	Triton Water Holdings, Inc., 6.250%, 04/01/2029	1,458,832	0.3
680,000	United Rentals North America, Inc., 3.750%, 01/15/2032	594,334	0.1
1,455,000	United Rentals North America, Inc., 4.875%, 01/15/2028	1,417,098	0.3
275,000	United Rentals North America, Inc., 5.500%, 05/15/2027	274,422	0.1
1,575,000 (1)	Varex Imaging Corp., 7.875%, 10/15/2027	1,600,462	0.3
1,075,000 (1)	VT Topco, Inc., 8.500%, 08/15/2030	1,135,781	0.2
1,125,000 (1)	Wand NewCo 3, Inc., 7.625%, 01/30/2032	1,164,450	0.2
775,000 (1)	Williams Scotsman International, Inc., 4.625%, 08/15/2028	733,833	0.2
1,275,000 (1)	Williams Scotsman International, Inc., 6.125%, 06/15/2025	1,270,060	0.3
		87,749,376	18.5

See Accompanying Notes to Financial Statements

82

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: 11.9%
1,075,000 (1)	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.375%, 06/15/2029	$1,034,800	0.2
1,300,000 (1)	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.750%, 03/01/2027	1,284,580	0.3
875,000 (1)	Antero Resources Corp., 5.375%, 03/01/2030	841,103	0.2
1,250,000 (1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.250%, 04/01/2028	1,237,578	0.3
625,000 (1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.875%, 04/01/2027	627,306	0.1
1,825,000 (1)	Ascent Resources Utica Holdings LLC / ARU Finance Corp., 5.875%, 06/30/2029	1,741,690	0.4
400,000 (1)	Baytex Energy Corp., 7.375%, 03/15/2032	404,361	0.1
1,625,000 (1)	Baytex Energy Corp., 8.500%, 04/30/2030	1,698,244	0.4
1,825,000 (1)	Chord Energy Corp., 6.375%, 06/01/2026	1,833,963	0.4
1,000,000 (1)	CNX Midstream Partners L.P., 4.750%, 04/15/2030	892,115	0.2
2,050,000 (1)	Crescent Energy Finance LLC, 7.250%, 05/01/2026	2,090,738	0.4
1,135,000 (1)	Crescent Energy Finance LLC, 7.625%, 04/01/2032	1,144,557	0.2
1,000,000 (1)	Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 7.125%, 06/01/2028	976,307	0.2
1,175,000 (1)	Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 8.625%, 03/15/2029	1,200,661	0.3
550,000 (1)	DT Midstream, Inc., 4.125%, 06/15/2029	506,133	0.1
1,000,000 (1)	DT Midstream, Inc., 4.375%, 06/15/2031	906,364	0.2
1,775,000 (1)	Earthstone Energy Holdings LLC, 8.000%, 04/15/2027	1,829,436	0.4
1,850,000 (1)	Encino Acquisition Partners Holdings LLC, 8.500%, 05/01/2028	1,871,451	0.4
1,475,000 (1)	Enerflex Ltd., 9.000%, 10/15/2027	1,516,607	0.3
			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
590,000	EnLink Midstream Partners L.P., 4.150%, 06/01/2025	$577,506	0.1
945,000 (1)	EQM Midstream Partners L.P., 6.000%, 07/01/2025	946,928	0.2
1,025,000 (1)	Global Partners L.P. / GLP Finance Corp., 8.250%, 01/15/2032	1,063,626	0.2
875,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.750%, 02/01/2029	853,057	0.2
950,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 6.000%, 04/15/2030	931,036	0.2
975,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 6.000%, 02/01/2031	951,670	0.2
1,675,000 (1)	Kinetik Holdings L.P., 5.875%, 06/15/2030	1,639,919	0.3
1,275,000 (1) (2)	Kodiak Gas Services LLC, 7.250%, 02/15/2029	1,299,548	0.3
400,000 (1)	Matador Resources Co., 6.500%, 04/15/2032	400,985	0.1
1,950,000 (1)	Matador Resources Co., 6.875%, 04/15/2028	1,996,459	0.4
1,350,000 (1)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	1,349,452	0.3
1,650,000	Murphy Oil Corp., 6.375%, 07/15/2028	1,662,197	0.3
1,185,000 (1)	NGL Energy Operating LLC / NGL Energy Finance Corp., 8.125%, 02/15/2029	1,214,432	0.3
750,000 (1)	NGL Energy Operating LLC / NGL Energy Finance Corp., 8.375%, 02/15/2032	769,329	0.2
1,100,000	Occidental Petroleum Corp., 5.500%, 12/01/2025	1,100,062	0.2
1,350,000 (1)	Permian Resources Operating LLC, 5.875%, 07/01/2029	1,328,599	0.3
2,125,000	Southwestern Energy Co., 5.375%, 02/01/2029	2,065,774	0.4
300,000	Southwestern Energy Co., 5.700%, 01/23/2025	298,793	0.1
700,000	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 05/15/2029	651,300	0.1
1,425,000	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 04/30/2030	1,306,170	0.3
620,000 (1)	Talos Production, Inc., 9.000%, 02/01/2029	658,888	0.1

See Accompanying Notes to Financial Statements

83

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
790,000 (1)	Talos Production, Inc., 9.375%, 02/01/2031	$842,802	0.2
911,250 (1)	Transocean Poseidon Ltd., 6.875%, 02/01/2027	912,893	0.2
230,000 (1)	Transocean Titan Financing Ltd., 8.375%, 02/01/2028	240,250	0.0
1,125,000 (1)	Transocean, Inc., 7.500%, 01/15/2026	1,121,635	0.2
1,725,000 (1)	Venture Global Calcasieu Pass LLC, 4.125%, 08/15/2031	1,535,172	0.3
1,900,000 (1)	Venture Global LNG, Inc., 8.125%, 06/01/2028	1,939,541	0.4
1,675,000 (1)	Venture Global LNG, Inc., 8.375%, 06/01/2031	1,728,422	0.4
1,275,000 (1)	Venture Global LNG, Inc., 9.500%, 02/01/2029	1,375,072	0.3
		56,399,511	11.9

	Financial: 7.0%
745,000 (1)	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 7.000%, 01/15/2031	753,027	0.2
925,000	Ally Financial, Inc., 5.750%, 11/20/2025	918,765	0.2
745,000	Ally Financial, Inc., 6.700%, 02/14/2033	753,389	0.2
195,000 (1)	AmWINS Group, Inc., 6.375%, 02/15/2029	196,175	0.0
750,000 (1)	Ardonagh Finco Ltd., 7.750%, 02/15/2031	747,380	0.2
800,000 (1)	Ardonagh Group Finance Ltd., 8.875%, 02/15/2032	790,726	0.2
1,675,000 (1)	Aretec Escrow Issuer, Inc., 7.500%, 04/01/2029	1,596,459	0.3
1,795,000 (1)	BroadStreet Partners, Inc., 5.875%, 04/15/2029	1,663,102	0.3
1,425,000 (1)	Burford Capital Global Finance LLC, 6.875%, 04/15/2030	1,400,562	0.3
1,100,000 (1)	Freedom Mortgage Corp., 6.625%, 01/15/2027	1,068,263	0.2
850,000 (1)	Freedom Mortgage Corp., 12.250%, 10/01/2030	935,700	0.2
1,375,000 (1)	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.750%, 06/15/2029	1,251,152	0.3
			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
600,000 (1)	Macquarie Airfinance Holdings Ltd., 6.400%, 03/26/2029	$609,939	0.1
650,000 (1)	Midcap Financial Issuer Trust, 5.625%, 01/15/2030	560,973	0.1
1,100,000 (1)	Midcap Financial Issuer Trust, 6.500%, 05/01/2028	1,015,781	0.2
1,400,000 (2)	MPT Operating Partnership L.P. / MPT Finance Corp., 4.625%, 08/01/2029	1,075,675	0.2
1,625,000	MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/2027	1,362,603	0.3
1,050,000 (1)	Nationstar Mortgage Holdings, Inc., 5.000%, 02/01/2026	1,028,406	0.2
1,890,000 (1)	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/2030	1,716,424	0.4
950,000 (2)	Navient Corp., 4.875%, 03/15/2028	886,318	0.2
700,000 (2)	Navient Corp., 5.000%, 03/15/2027	671,127	0.1
550,000	Navient Corp., 6.750%, 06/25/2025	554,581	0.1
750,000	OneMain Finance Corp., 4.000%, 09/15/2030	642,586	0.1
1,750,000	OneMain Finance Corp., 5.375%, 11/15/2029	1,646,789	0.3
575,000 (2)	OneMain Finance Corp., 7.125%, 03/15/2026	585,822	0.1
1,685,000 (1)	Panther Escrow Issuer LLC, 7.125%, 06/01/2031	1,714,504	0.4
1,075,000 (1)	PRA Group, Inc., 5.000%, 10/01/2029	906,916	0.2
400,000 (1)	RHP Hotel Properties L.P. / RHP Finance Corp., 6.500%, 04/01/2032	401,600	0.1
1,875,000 (1)	RHP Hotel Properties L.P. / RHP Finance Corp., 7.250%, 07/15/2028	1,933,348	0.4
350,000 (1)	RLJ Lodging Trust L.P., 3.750%, 07/01/2026	333,557	0.1
2,050,000 (1)	United Wholesale Mortgage LLC, 5.750%, 06/15/2027	1,994,995	0.4
1,300,000 (1)	XHR L.P., 4.875%, 06/01/2029	1,204,545	0.3

See Accompanying Notes to Financial Statements

84

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
375,000 (1)	XHR L.P., 6.375%, 08/15/2025	$375,761	0.1
		33,296,950	7.0

	Industrial: 13.0%
1,375,000 (1)	AAR Escrow Issuer LLC, 6.750%, 03/15/2029	1,387,298	0.3
1,150,000 (1)(2)	AmeriTex HoldCo Intermediate LLC, 10.250%, 10/15/2028	1,236,142	0.3
2,300,000 (1)(3)	ARD Finance SA, 6.500% (PIK Rate 7.250%, Cash Rate 6.500%), 06/30/2027	772,082	0.2
2,100,000 (1)(2)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 5.250%, 08/15/2027	1,325,257	0.3
1,250,000 (2)	Ball Corp., 3.125%, 09/15/2031	1,063,627	0.2
625,000 (2)	Ball Corp., 6.875%, 03/15/2028	642,077	0.1
330,000 (1)	Bombardier, Inc., 7.250%, 07/01/2031	331,084	0.1
950,000 (1)(2)	Bombardier, Inc., 7.500%, 02/01/2029	979,311	0.2
1,216,000 (1)	Bombardier, Inc., 7.875%, 04/15/2027	1,217,610	0.3
425,000 (1)(2)	Bombardier, Inc., 8.750%, 11/15/2030	454,336	0.1
1,570,000 (1)	Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 02/01/2026	1,551,996	0.3
1,900,000 (1)	Builders FirstSource, Inc., 5.000%, 03/01/2030	1,814,420	0.4
295,000 (1)	Cascades, Inc. / Cascades USA, Inc., 5.125%, 01/15/2026	289,408	0.1
1,475,000 (1)	Cascades, Inc. / Cascades USA, Inc., 5.375%, 01/15/2028	1,418,174	0.3
1,550,000 (1)	Chart Industries, Inc., 7.500%, 01/01/2030	1,611,529	0.3
1,550,000 (1)	Clean Harbors, Inc., 6.375%, 02/01/2031	1,563,042	0.3
1,600,000 (1)	Clydesdale Acquisition Holdings, Inc., 8.750%, 04/15/2030	1,573,735	0.3
1,875,000 (1)	Emerald Debt Merger Sub LLC, 6.625%, 12/15/2030	1,895,331	0.4
2,200,000 (1)	Energizer Holdings, Inc., 4.750%, 06/15/2028	2,039,716	0.4
			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
2,075,000 (1)	Fortress Transportation and Infrastructure Investors LLC, 5.500%, 05/01/2028	$2,012,748	0.4
575,000 (1)	Fortress Transportation and Infrastructure Investors LLC, 6.500%, 10/01/2025	574,581	0.1
1,600,000 (1)	GFL Environmental, Inc., 4.000%, 08/01/2028	1,476,629	0.3
625,000 (1)	GFL Environmental, Inc., 4.250%, 06/01/2025	615,236	0.1
990,000 (1)	GFL Environmental, Inc., 4.375%, 08/15/2029	912,961	0.2
675,000 (1)	Global Infrastructure Solutions, Inc., 5.625%, 06/01/2029	619,641	0.1
700,000 (1)	Global Infrastructure Solutions, Inc., 7.500%, 04/15/2032	685,336	0.1
1,775,000 (1)	Graham Packaging Co., Inc., 7.125%, 08/15/2028	1,611,431	0.3
2,100,000 (1)	Imola Merger Corp., 4.750%, 05/15/2029	1,970,925	0.4
775,000 (1)(3)	Intelligent Packaging Holdco Issuer L.P., 9.000% (PIK Rate 9.750%, Cash Rate 9.000%), 01/15/2026	735,309	0.2
1,350,000 (1)	Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, 6.000%, 09/15/2028	1,283,732	0.3
1,300,000 (1)	Maxim Crane Works Holdings Capital LLC, 11.500%, 09/01/2028	1,411,085	0.3
1,700,000 (1)	New Enterprise Stone & Lime Co., Inc., 9.750%, 07/15/2028	1,743,724	0.4
1,550,000 (1)(2)	Owens-Brockway Glass Container, Inc., 7.250%, 05/15/2031	1,580,616	0.3
1,315,000 (1)	Roller Bearing Co. of America, Inc., 4.375%, 10/15/2029	1,205,683	0.3
1,275,000 (1)	Rolls-Royce PLC, 3.625%, 10/14/2025	1,238,137	0.3
1,200,000 (1)	Rolls-Royce PLC, 5.750%, 10/15/2027	1,204,327	0.3
1,550,000 (1)(2)	Sealed Air Corp., 4.000%, 12/01/2027	1,454,140	0.3
275,000 (1)	Sealed Air Corp., 5.125%, 12/01/2024	274,134	0.1

See Accompanying Notes to Financial Statements

85

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
910,000 (1)(2)	Sealed Air Corp/Sealed Air Corp. US, 6.125%, 02/01/2028	$912,666	0.2
720,000 (1)	Sensata Technologies BV, 5.000%, 10/01/2025	711,692	0.1
1,875,000 (1)	Sensata Technologies, Inc., 3.750%, 02/15/2031	1,623,782	0.3
1,275,000 (1)	Smyrna Ready Mix Concrete LLC, 8.875%, 11/15/2031	1,363,875	0.3
1,575,000 (1)	Standard Industries, Inc., 3.375%, 01/15/2031	1,322,281	0.3
925,000 (1)	Standard Industries, Inc., 4.375%, 07/15/2030	831,797	0.2
1,350,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 5.250%, 01/15/2029	1,316,827	0.3
1,095,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 6.500%, 03/15/2027	1,094,996	0.2
300,000 (1)	TK Elevator Holdco GmbH, 7.625%, 07/15/2028	294,452	0.1
1,625,000 (2)	TransDigm, Inc., 4.625%, 01/15/2029	1,509,959	0.3
1,300,000	TransDigm, Inc., 5.500%, 11/15/2027	1,273,405	0.3
1,190,000 (1)	TransDigm, Inc., 6.625%, 03/01/2032	1,203,734	0.2
1,050,000 (1)	TransDigm, Inc., 6.875%, 12/15/2030	1,071,520	0.2
1,375,000 (1)	Weekley Homes LLC / Weekley Finance Corp., 4.875%, 09/15/2028	1,272,636	0.3
		61,580,172	13.0

	Technology: 2.9%
3,375,000 (1)	Cloud Software Group, Inc., 6.500%, 03/31/2029	3,205,546	0.7
1,125,000 (1)(2)	Cloud Software Group, Inc., 9.000%, 09/30/2029	1,080,081	0.2
1,075,000 (1)	Entegris Escrow Corp., 5.950%, 06/15/2030	1,063,306	0.2
725,000 (1)	Entegris, Inc., 3.625%, 05/01/2029	651,861	0.1
1,260,000 (1)	McAfee Corp., 7.375%, 02/15/2030	1,156,858	0.2
1,400,000 (1)	NCR Atleos Escrow Corp., 9.500%, 04/01/2029	1,498,888	0.3
850,000 (1)	Open Text Corp., 3.875%, 12/01/2029	758,209	0.2
			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Technology: (continued)
1,725,000 (1)	Open Text Holdings, Inc., 4.125%, 02/15/2030	$1,546,584	0.3
1,750,000 (1)	UKG, Inc., 6.875%, 02/01/2031	1,784,050	0.4
1,375,000 (1)	Virtusa Corp., 7.125%, 12/15/2028	1,235,827	0.3
		13,981,210	2.9

	Utilities: 2.1%
1,600,000 (1)	Atlantica Sustainable Infrastructure PLC, 4.125%, 06/15/2028	1,471,405	0.3
1,050,000 (1)	Calpine Corp., 4.500%, 02/15/2028	996,716	0.2
825,000 (1)	Calpine Corp., 5.000%, 02/01/2031	757,620	0.2
1,175,000 (1)	Calpine Corp., 5.125%, 03/15/2028	1,128,691	0.2
250,000 (1)	Calpine Corp., 5.250%, 06/01/2026	247,596	0.1
1,400,000	TransAlta Corp., 7.750%, 11/15/2029	1,456,615	0.3
1,005,000 (1)	Vistra Operations Co. LLC, 4.375%, 05/01/2029	932,062	0.2
1,350,000 (1)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	1,330,186	0.3
650,000 (1)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	640,539	0.1
1,000,000 (1)	Vistra Operations Co. LLC, 7.750%, 10/15/2031	1,048,010	0.2
		10,009,440	2.1
	Total Corporate Bonds/Notes
	(Cost $448,560,359)	445,042,352	93.6

BANK LOANS: 2.3%
	Consumer, Cyclical: 0.2%
906,000	Hilton Domestic Operating Company, Inc., 2023 Term Loan B4, 7.457%, (TSFR1M+2.000%), 11/08/2030	908,497	0.2

	Consumer, Non-cyclical: 0.2%
1,230,700	Nielsen Consumer Inc., 2023 USD Fifth Amendment Incremental Term Loan, 11.549%, (TSFR3M+6.250%), 03/06/2028	1,224,547	0.2

See Accompanying Notes to Financial Statements

86

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
BANK LOANS: (continued)
	Financial: 1.6%
2,244,375	Acrisure LLC, 2023 Term Loan, 9.850%, (TSFR3M+4.500%), 11/06/2030	$2,258,402	0.5
1,425,000	Advisor Group, Inc., 2023 Term Loan B, 8.840%, (TSFR1M+3.500%), 08/16/2028	1,432,508	0.3
3,047,363	Hub International Ltd., 2024 Term Loan B, 8.840%, (TSFR1M+3.500%), 06/20/2030	3,051,309	0.6
712,500	Truist Financial, 2nd Lien Term Loan, 10.060%, (TSFR1M+3.500%), 03/31/2032	717,844	0.2
		7,460,063	1.6

	Health Care: 0.3%
1,425,000	Cotiviti Corporation, 2024 Term Loan, 8.571%, (TSFR1M+3.500%), 02/22/2031	1,427,375	0.3

	Total Bank Loans
	(Cost $10,918,549)	11,020,482	2.3
	Total Long-Term Investments
	(Cost $459,478,908)	456,062,834	95.9

			Percentage
Principal			of Net
Amount†	RA	Value	Assets
SHORT-TERM INVESTMENTS: 14.9%
	Repurchase Agreements: 9.8%
12,515,432 (5)	Bethesda Securities, LLC, Repurchase Agreement dated 03/28/2024, 5.430%, due 04/01/2024 (Repurchase Amount $12,522,880, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.500%- 6.070%, Market Value plus accrued interest $12,765,741, due 10/01/27-01/01/57)	12,515,432	2.6
			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
12,515,432 (5)	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/28/2024, 5.370%, due 04/01/2024 (Repurchase Amount $12,522,797, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 7.500%, Market Value plus accrued interest $12,765,741, due 12/24/26-02/20/74)	$12,515,432	2.6
4,336,589 (5)	Marex Capital Markets Inc., Repurchase Agreement dated 03/28/2024, 5.440%, due 04/01/2024 (Repurchase Amount $4,339,174, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $4,423,321, due 04/25/24-02/01/57)	4,336,589	0.9
10,140,306 (5)	Mirae Asset Securities (USA) Inc., Repurchase Agreement dated 03/28/2024, 5.380%, due 04/01/2024 (Repurchase Amount $10,146,285, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 7.645%, Market Value plus accrued interest $10,349,295, due 04/30/24-04/20/73)	10,140,306	2.2

See Accompanying Notes to Financial Statements

87

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
7,197,014 (5)	RBC Dominion Securities Inc., Repurchase Agreement dated 03/28/2024, 5.330%, due 04/01/2024 (Repurchase Amount $7,201,218, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 8.000%, Market Value plus accrued interest $7,340,954, due 04/04/24-03/01/54)	$7,197,014	1.5
	Total Repurchase Agreements (Cost $46,704,773)	46,704,773	9.8
	Time Deposits: 1.3%
1,290,000 (5)	Canadian Imperial Bank of Commerce, 5.310%, 04/01/2024	1,290,000	0.3
1,140,000 (5)	Mizuho Bank Ltd., 5.320%, 04/01/2024	1,140,000	0.2
1,270,000 (5)	Royal Bank of Canada, 5.320%, 04/01/2024	1,270,000	0.3
1,290,000 (5)	Skandinaviska Enskilda Banken AB, 5.310%, 04/01/2024	1,290,000	0.3
1,200,000 (5)	Societe Generale, 5.310%, 04/01/2024	1,200,000	0.2
	Total Time Deposits (Cost $6,190,000)	6,190,000	1.3
	Commercial Paper: 3.3%
4,000,000	Consolidated Edison, 7.240%, 04/10/2024	3,992,108	0.8
8,000,000	CVS Caremark, 21.960%, 04/01/2024	7,995,204	1.7
2,000,000	Dominion Energy, Inc., 6.170%, 05/01/2024	1,989,598	0.4
2,000,000	Exelon Corp., 22.080%, 04/01/2024	1,998,794	0.4
	Total Commercial Paper (Cost $15,985,179)	15,975,704	3.3

			Percentage
			of Net
Shares		Value	Assets
	Mutual Funds: 0.5%
2,187,000 (6)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.220% (Cost $2,187,000)	$2,187,000	0.5
	Total Short-Term Investments (Cost $71,066,952)	$71,057,477	14.9
	Total Investments in Securities (Cost $530,545,860)	$527,120,311	110.8
	Liabilities in Excess of Other Assets	(51,501,318)	(10.8)
	Net Assets	$475,618,993	100.0
†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)	Security, or a portion of the security, is on loan.

(3)	All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.

(4)	Variable rate security. Rate shown is the rate in effect as of March 31, 2024.

(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of March 31, 2024.

Reference Rate Abbreviations:

TSFR1M	1-month CME Term Secured Overnight Financing Rate
TSFR3M	3-month CME Term Secured Overnight Financing Rate

See Accompanying Notes to Financial Statements

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	March 31, 2024
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$445,042,352	$—	$445,042,352
Bank Loans	—	11,020,482	—	11,020,482
Short-Term Investments	2,187,000	68,870,477	—	71,057,477
Total Investments, at fair value	$2,187,000	$524,933,311	$—	$527,120,311

___________

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The effect of derivative instruments on the Fund's Statement of Operations for the year ended March 31, 2024 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Swaps
Credit contracts	$116,797
Total	$116,797

At March 31, 2024, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $531,931,319.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$8,509,026
Gross Unrealized Depreciation	(13,320,034)
Net Unrealized Depreciation	$(4,811,008)

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: 31.3%
	Basic Materials: 0.9%
2,534,000	Air Products and Chemicals, Inc., 4.850%, 02/08/2034	$2,508,536	0.0
1,725,000 (1)	Anglo American Capital PLC, 2.250%, 03/17/2028	1,537,406	0.0
1,377,000 (1)	Anglo American Capital PLC, 3.625%, 09/11/2024	1,362,659	0.0
671,000 (1)	Anglo American Capital PLC, 4.875%, 05/14/2025	664,136	0.0
4,048,000 (1)	Anglo American Capital PLC, 5.500%, 05/02/2033	4,029,258	0.1
4,750,000	AngloGold Ashanti Holdings PLC, 3.750%, 10/01/2030	4,141,881	0.1
2,269,000	BHP Billiton Finance USA Ltd., 4.900%, 02/28/2033	2,250,890	0.0
3,146,000	BHP Billiton Finance USA Ltd., 5.250%, 09/08/2030	3,200,902	0.0
3,876,000	BHP Billiton Finance USA Ltd., 5.250%, 09/08/2033	3,923,174	0.1
3,735,000 (1)	Cleveland-Cliffs, Inc., 6.750%, 04/15/2030	3,750,531	0.1
1,785,000 (1)(2)	Cleveland-Cliffs, Inc., 7.000%, 03/15/2032	1,810,794	0.0
5,200,000 (1)	Corp Nacional del Cobre de Chile, 5.950%, 01/08/2034	5,232,500	0.1
4,125,000 (1)	Corp Nacional del Cobre de Chile, 6.300%, 09/08/2053	4,113,398	0.1
3,250,000 (1)	Corp Nacional del Cobre de Chile, 6.440%, 01/26/2036	3,364,341	0.0
8,500,000 (1)(2)	CSN Resources SA, 8.875%, 12/05/2030	8,799,200	0.1
1,420,000	FMC Corp., 5.150%, 05/18/2026	1,412,134	0.0
1,625,000	GC Treasury Center Co. Ltd., 4.400%, 03/30/2032	1,480,273	0.0
3,527,000 (1)	Glencore Funding LLC, 5.371%, 04/04/2029	3,535,220	0.0
1,844,000 (1)	Glencore Funding LLC, 5.634%, 04/04/2034	1,849,901	0.0
1,058,000 (1)	Glencore Funding LLC, 5.893%, 04/04/2054	1,072,845	0.0
1,500,000 (1)(2)	Inversiones CMPC SA, 6.125%, 02/26/2034	1,528,500	0.0
3,455,000 (1)	Newmont Corp. / Newcrest Finance Pty Ltd., 5.300%, 03/15/2026	3,465,200	0.0

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Basic Materials: (continued)
4,325,000 (1)	Novelis Corp., 4.750%, 01/30/2030	$3,993,955	0.1
407,000	Nutrien Ltd., 5.875%, 12/01/2036	423,567	0.0
4,100,000 (2)	Olin Corp., 5.000%, 02/01/2030	3,894,553	0.1
3,189,000	Steel Dynamics, Inc., 1.650%, 10/15/2027	2,843,663	0.0
2,139,000	Steel Dynamics, Inc., 2.400%, 06/15/2025	2,060,424	0.0
		78,249,841	0.9
	Communications: 2.5%
2,939,000	Amazon.com, Inc., 2.100%, 05/12/2031	2,493,406	0.0
3,416,000	Amazon.com, Inc., 3.150%, 08/22/2027	3,256,763	0.0
1,750,000	AT&T, Inc., 3.500%, 06/01/2041	1,366,870	0.0
4,426,000	AT&T, Inc., 3.550%, 09/15/2055	3,097,279	0.0
9,508,000	AT&T, Inc., 3.650%, 09/15/2059	6,625,086	0.1
649,000	AT&T, Inc., 4.500%, 05/15/2035	606,483	0.0
3,480,000	AT&T, Inc., 4.900%, 08/15/2037	3,304,077	0.0
2,314,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 2.250%, 01/15/2029	1,969,699	0.0
2,595,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.400%, 12/01/2061	1,696,605	0.0
3,201,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.800%, 03/01/2050	2,371,518	0.0
4,878,000 (2)	Charter Communications Operating LLC / Charter Communications Operating Capital, 5.250%, 04/01/2053	3,867,484	0.1
4,097,000 (2)	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.650%, 02/01/2034	4,201,312	0.1
1,617,000	Cisco Systems, Inc., 4.800%, 02/26/2027	1,620,122	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
3,240,000	Cisco Systems, Inc., 4.850%, 02/26/2029	$3,265,465	0.0
4,040,000	Cisco Systems, Inc., 4.950%, 02/26/2031	4,077,751	0.1
4,090,000	Cisco Systems, Inc., 5.050%, 02/26/2034	4,146,954	0.1
2,556,000	Cisco Systems, Inc., 5.300%, 02/26/2054	2,625,667	0.0
2,891,000	Cisco Systems, Inc., 5.350%, 02/26/2064	2,965,321	0.0
4,012,000	Comcast Corp., 1.950%, 01/15/2031	3,334,766	0.0
4,396,000	Comcast Corp., 2.650%, 02/01/2030	3,911,393	0.1
2,856,000	Comcast Corp., 3.200%, 07/15/2036	2,347,920	0.0
3,023,000	Comcast Corp., 3.900%, 03/01/2038	2,636,198	0.0
8,557,000	Comcast Corp., 5.500%, 05/15/2064	8,574,807	0.1
1,446,000 (1)	Cox Communications, Inc., 5.800%, 12/15/2053	1,434,396	0.0
4,420,000 (1)	GCI LLC, 4.750%, 10/15/2028	4,056,767	0.1
4,245,000 (1)(2)	Gray Television, Inc., 7.000%, 05/15/2027	3,951,465	0.1
5,000,000 (1)	Match Group Holdings II LLC, 3.625%, 10/01/2031	4,253,314	0.1
2,528,000	Meta Platforms, Inc., 3.500%, 08/15/2027	2,433,047	0.0
9,420,000	Meta Platforms, Inc., 4.450%, 08/15/2052	8,381,271	0.1
884,000	Meta Platforms, Inc., 4.650%, 08/15/2062	794,702	0.0
6,909,000	Meta Platforms, Inc., 5.750%, 05/15/2063	7,412,629	0.1
2,473,000	Motorola Solutions, Inc., 5.000%, 04/15/2029	2,461,816	0.0
2,160,000 (1)(2)	NBN Co. Ltd., 1.450%, 05/05/2026	2,000,142	0.0
3,800,000 (1)	NBN Co. Ltd., 1.625%, 01/08/2027	3,469,487	0.0
1,803,000 (1)	NBN Co. Ltd., 2.500%, 01/08/2032	1,505,633	0.0
3,242,000 (1)	NBN Co. Ltd., 6.000%, 10/06/2033	3,453,687	0.0
3,992,000	Netflix, Inc., 5.875%, 11/15/2028	4,151,333	0.1
183,000	Paramount Global, 4.375%, 03/15/2043	124,346	0.0
1,157,000	Paramount Global, 4.950%, 05/19/2050	823,246	0.0
2,025,000	Paramount Global, 5.850%, 09/01/2043	1,642,454	0.0
4,305,000 (1)	Sirius XM Radio, Inc., 5.500%, 07/01/2029	4,103,377	0.1
4,944,000	Sprint Capital Corp., 6.875%, 11/15/2028	5,272,440	0.1

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
8,010,000	Sprint Capital Corp., 8.750%, 03/15/2032	$9,718,189	0.1
4,365,000	Telecom Italia Capital SA, 7.721%, 06/04/2038	4,375,232	0.1
5,387,000	Time Warner Cable LLC, 5.500%, 09/01/2041	4,488,901	0.1
2,829,000	Time Warner Cable LLC, 5.875%, 11/15/2040	2,452,904	0.0
2,569,000	T-Mobile USA, Inc., 2.050%, 02/15/2028	2,302,591	0.0
642,000	T-Mobile USA, Inc., 2.250%, 02/15/2026	607,899	0.0
1,948,000	T-Mobile USA, Inc., 2.625%, 02/15/2029	1,745,068	0.0
7,173,000	T-Mobile USA, Inc., 3.500%, 04/15/2031	6,484,299	0.1
5,747,000	T-Mobile USA, Inc., 3.875%, 04/15/2030	5,385,381	0.1
1,048,000	T-Mobile USA, Inc., 4.375%, 04/15/2040	933,912	0.0
899,000	T-Mobile USA, Inc., 4.500%, 04/15/2050	779,813	0.0
2,640,000	T-Mobile USA, Inc., 5.750%, 01/15/2054	2,735,740	0.0
1,745,000	T-Mobile USA, Inc., 6.000%, 06/15/2054	1,866,563	0.0
4,595,000 (1)(2)	Univision Communications, Inc., 4.500%, 05/01/2029	4,110,385	0.1
311,000	Verizon Communications, Inc., 1.750%, 01/20/2031	252,543	0.0
4,024,000	Verizon Communications, Inc., 2.355%, 03/15/2032	3,308,373	0.0
315,000	Verizon Communications, Inc., 2.550%, 03/21/2031	269,195	0.0
1,312,000	Verizon Communications, Inc., 3.400%, 03/22/2041	1,026,082	0.0
3,610,000	Verizon Communications, Inc., 3.850%, 11/01/2042	2,971,214	0.0
1,361,000	Verizon Communications, Inc., 4.400%, 11/01/2034	1,283,668	0.0
4,650,000	Verizon Communications, Inc., 4.812%, 03/15/2039	4,392,935	0.1
1,778,000	Verizon Communications, Inc., 5.500%, 02/23/2054	1,798,498	0.0
3,657,000	Verizon Communications, Inc., 6.550%, 09/15/2043	4,147,944	0.1
4,085,000 (1)(2)	Viasat, Inc., 5.625%, 04/15/2027	3,871,111	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
4,660,000 (1)(2)	Vmed O2 UK Financing I PLC, 4.750%, 07/15/2031	$4,020,924	0.1
1,950,000 (1)	Vmed O2 UK Financing I PLC, 7.750%, 04/15/2032	1,958,082	0.0
		213,375,944	2.5
	Consumer, Cyclical: 2.2%
322,304	American Airlines Pass Through Trust 2015-2, AA, 3.600%, 03/22/2029	305,269	0.0
1,982,832	American Airlines Pass Through Trust 2016-1, AA, 3.575%, 07/15/2029	1,859,717	0.0
387,163	American Airlines Pass Through Trust 2016-2, A, 3.650%, 12/15/2029	355,395	0.0
2,618,409	American Airlines Pass Through Trust 2016-2, AA, 3.200%, 12/15/2029	2,408,978	0.0
5,126,992	American Airlines Pass Through Trust 2017-2, AA, 3.350%, 04/15/2031	4,700,437	0.1
1,040,605	American Airlines Pass Through Trust 2019-1, AA, 3.150%, 08/15/2033	932,348	0.0
4,028,000	American Honda Finance Corp., 4.700%, 01/12/2028	4,013,609	0.1
2,177,000	American Honda Finance Corp., 5.650%, 11/15/2028	2,244,362	0.0
585,000	American Honda Finance Corp., GMTN, 4.900%, 01/10/2034	576,306	0.0
1,893,000	American Honda Finance Corp., GMTN, 5.125%, 07/07/2028	1,915,369	0.0
3,521,000	American Honda Finance Corp., GMTN, 5.850%, 10/04/2030	3,685,251	0.0
4,430,000	Asbury Automotive Group, Inc., 4.750%, 03/01/2030	4,083,942	0.1
1,443,000	AutoZone, Inc., 6.250%, 11/01/2028	1,514,423	0.0
4,405,000	Bath & Body Works, Inc., 6.750%, 07/01/2036	4,452,622	0.1
1,385,000	Cummins, Inc., 4.900%, 02/20/2029	1,393,770	0.0
3,506,922	Delta Air Lines Pass Through Trust 20-1, A, 2.500%, 12/10/2029	3,158,304	0.0

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
1,118,700	Delta Air Lines Pass Through Trust 2015-1, AA, 3.625%, 01/30/2029	$1,059,321	0.0
685,049 (1)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	670,245	0.0
3,850,000 (2)	Ford Motor Co., 6.100%, 08/19/2032	3,903,706	0.1
3,720,000	Ford Motor Credit Co. LLC, 5.113%, 05/03/2029	3,613,632	0.0
3,566,000 (2)	Ford Motor Credit Co. LLC, 5.800%, 03/08/2029	3,581,842	0.0
2,333,000	General Motors Co., 6.125%, 10/01/2025	2,353,620	0.0
1,736,000	General Motors Financial Co., Inc., 5.400%, 05/08/2027	1,741,072	0.0
4,534,000	General Motors Financial Co., Inc., 5.750%, 02/08/2031	4,584,741	0.1
1,908,000	General Motors Financial Co., Inc., 6.100%, 01/07/2034	1,959,881	0.0
4,340,000 (1)	H&E Equipment Services, Inc., 3.875%, 12/15/2028	3,978,514	0.1
3,781,000	Home Depot, Inc., 2.700%, 04/15/2030	3,369,616	0.0
3,568,000	Home Depot, Inc., 4.900%, 04/15/2029	3,604,637	0.0
959,000 (1)	Hyundai Capital America, 5.400%, 01/08/2031	963,526	0.0
3,050,000 (1)	Hyundai Capital America, 5.680%, 06/26/2028	3,093,470	0.0
5,138,000 (1)	Hyundai Capital America, 6.100%, 09/21/2028	5,295,865	0.1
3,473,000 (1)	Hyundai Capital America, 6.500%, 01/16/2029	3,645,412	0.0
1,692,000	Lowe's Cos., Inc., 4.450%, 04/01/2062	1,383,805	0.0
2,043,000	Lowe's Cos., Inc., 5.750%, 07/01/2053	2,110,291	0.0
1,554,000	Lowe's Cos., Inc., 5.850%, 04/01/2063	1,604,439	0.0
5,000,000	Macy's Retail Holdings LLC, 4.500%, 12/15/2034	4,406,846	0.1
1,513,000	Marriott International, Inc., 4.875%, 05/15/2029	1,498,675	0.0
1,958,000	Marriott International, Inc., 5.300%, 05/15/2034	1,937,347	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
1,350,700 (1)	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 06/20/2027	$1,359,217	0.0
3,804,000	PACCAR Financial Corp. mtn, mtn, 5.000%, 03/22/2034	3,825,158	0.1
8,295,000	Sally Holdings LLC / Sally Capital, Inc., 6.750%, 03/01/2032	8,237,117	0.1
1,820,000 (1)	Tempur Sealy International, Inc., 3.875%, 10/15/2031	1,547,338	0.0
4,610,000 (1)(2)	Tempur Sealy International, Inc., 4.000%, 04/15/2029	4,187,794	0.1
4,020,000	Toyota Motor Credit Corp., 5.550%, 11/20/2030	4,161,103	0.1
1,503,000	Toyota Motor Credit Corp., MTN, 1.900%, 01/13/2027	1,388,085	0.0
5,032,000	Toyota Motor Credit Corp., MTN, 4.550%, 09/20/2027	4,985,275	0.1
1,051,194	United Airlines Pass Through Trust 20-1, A, 5.875%, 04/15/2029	1,048,798	0.0
4,116,095	United Airlines Pass Through Trust 2016-2, AA, 2.875%, 04/07/2030	3,735,599	0.1
2,325,000 (1)	United Airlines, Inc., 4.625%, 04/15/2029	2,164,843	0.0
1,884,200	US Airways Pass Through Trust 2012-1, A, 5.900%, 04/01/2026	1,881,178	0.0
198,955	US Airways Pass Through Trust 2012-2, A, 4.625%, 12/03/2026	195,776	0.0
7,435,000 (1)	Volkswagen Group of America Finance LLC, 5.250%, 03/22/2029	7,443,692	0.1
8,045,000 (1)	Volkswagen Group of America Finance LLC, 5.300%, 03/22/2027	8,064,257	0.1
1,978,000 (1)	Volkswagen Group of America Finance LLC, 5.900%, 09/12/2033	2,036,771	0.0
6,058,000 (1)	Volkswagen Group of America Finance LLC, 6.450%, 11/16/2030	6,439,478	0.1
4,943,000	Walmart, Inc., 4.000%, 04/15/2030	4,828,009	0.1
9,092,000	Warnermedia Holdings, Inc., 3.755%, 03/15/2027	8,679,189	0.1
2,288,000	Warnermedia Holdings, Inc., 5.050%, 03/15/2042	1,967,616	0.0

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
4,990,000	Warnermedia Holdings, Inc., 5.141%, 03/15/2052	$4,144,921	0.1
1,163,000	Warnermedia Holdings, Inc., 5.391%, 03/15/2062	966,064	0.0
3,925,000 (1)	ZF North America Capital, Inc., 7.125%, 04/14/2030	4,139,450	0.1
		185,387,333	2.2
	Consumer, Non-cyclical: 5.3%
3,670,000	AbbVie, Inc., 2.600%, 11/21/2024	3,604,599	0.1
1,591,000	AbbVie, Inc., 3.200%, 11/21/2029	1,466,473	0.0
2,351,000	AbbVie, Inc., 4.050%, 11/21/2039	2,094,663	0.0
7,016,000	AbbVie, Inc., 4.300%, 05/14/2036	6,592,276	0.1
5,481,000	AbbVie, Inc., 4.500%, 05/14/2035	5,272,161	0.1
1,059,000	AbbVie, Inc., 4.550%, 03/15/2035	1,024,050	0.0
5,948,000	AbbVie, Inc., 4.950%, 03/15/2031	5,993,425	0.1
3,606,000	AbbVie, Inc., 5.050%, 03/15/2034	3,652,393	0.1
3,493,000	AbbVie, Inc., 5.400%, 03/15/2054	3,598,162	0.1
3,512,000	AbbVie, Inc., 5.500%, 03/15/2064	3,614,739	0.1
4,305,000 (1)(2)	ADT Security Corp., 4.125%, 08/01/2029	3,948,143	0.1
2,339,000	Aetna, Inc., 6.625%, 06/15/2036	2,566,080	0.0
4,460,000 (1)	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 3.500%, 03/15/2029	4,007,309	0.1
3,028,000	Altria Group, Inc., 6.200%, 11/01/2028	3,158,236	0.0
3,126,000	Amgen, Inc., 5.750%, 03/02/2063	3,190,853	0.0
4,324,000	Anheuser-Busch InBev Worldwide, Inc., 5.450%, 01/23/2039	4,466,957	0.1
5,948,000	Astrazeneca Finance LLC, 4.900%, 02/26/2031	5,970,620	0.1
265,000	BAT Capital Corp., 3.557%, 08/15/2027	251,024	0.0
2,393,000	BAT Capital Corp., 3.734%, 09/25/2040	1,775,431	0.0
1,771,000	BAT Capital Corp., 4.390%, 08/15/2037	1,489,602	0.0
1,472,000	BAT Capital Corp., 5.834%, 02/20/2031	1,485,454	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
4,492,000	BAT Capital Corp., 6.000%, 02/20/2034	$4,551,277	0.1
2,657,000	BAT Capital Corp., 7.079%, 08/02/2043	2,836,948	0.0
3,704,000	BAT Capital Corp., 7.081%, 08/02/2053	3,996,820	0.1
4,315,000	Becton Dickinson & Co., 4.693%, 02/13/2028	4,272,787	0.1
1,474,000	Bristol-Myers Squibb Co., 4.125%, 06/15/2039	1,306,965	0.0
2,474,000	Bristol-Myers Squibb Co., 5.100%, 02/22/2031	2,499,080	0.0
2,519,000	Bristol-Myers Squibb Co., 5.650%, 02/22/2064	2,593,806	0.0
3,042,000	Bristol-Myers Squibb Co., 6.400%, 11/15/2063	3,479,635	0.1
3,462,000	Campbell Soup Co., 5.200%, 03/21/2029	3,479,882	0.1
1,050,000	Cardinal Health, Inc., 5.450%, 02/15/2034	1,061,972	0.0
2,552,000 (1)	Cargill, Inc., 1.700%, 02/02/2031	2,075,321	0.0
2,183,000 (1)	Cargill, Inc., 2.125%, 04/23/2030	1,869,123	0.0
4,313,000 (1)	Cargill, Inc., 2.125%, 11/10/2031	3,536,249	0.1
3,895,000	Cencora, Inc., 5.125%, 02/15/2034	3,889,831	0.1
2,936,000	Centene Corp., 2.500%, 03/01/2031	2,417,451	0.0
1,790,000	Centene Corp., 2.625%, 08/01/2031	1,470,711	0.0
25,057,000	Centene Corp., 3.000%, 10/15/2030	21,506,092	0.3
3,190,000	Centene Corp., 4.625%, 12/15/2029	3,030,801	0.0
3,471,000	Cigna Group, 3.250%, 04/15/2025	3,395,014	0.0
7,297,000	Cigna Group, 4.800%, 08/15/2038	6,859,028	0.1
3,597,000	Cigna Group, 5.250%, 02/15/2034	3,593,259	0.1
5,104,000	Cigna Group, 5.600%, 02/15/2054	5,126,704	0.1
3,225,000 (1)	CSL Finance PLC, 5.417%, 04/03/2054	3,241,837	0.0
4,475,000	CVS Health Corp., 2.700%, 08/21/2040	3,110,633	0.0
2,465,000	CVS Health Corp., 3.875%, 07/20/2025	2,419,476	0.0
3,492,000	CVS Health Corp., 4.125%, 04/01/2040	2,944,480	0.0
2,326,000	CVS Health Corp., 4.780%, 03/25/2038	2,149,074	0.0
2,253,000	CVS Health Corp., 6.000%, 06/01/2063	2,327,953	0.0

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
4,950,000 (1)	DaVita, Inc., 3.750%, 02/15/2031	$4,148,704	0.1
4,395,000 (1)	DaVita, Inc., 4.625%, 06/01/2030	3,937,673	0.1
6,019,000 (1)	Element Fleet Management Corp., 5.643%, 03/13/2027	6,039,575	0.1
1,778,000	Elevance Health, Inc., 4.900%, 02/08/2026	1,767,077	0.0
2,402,000	Eli Lilly & Co., 4.700%, 02/09/2034	2,389,776	0.0
1,506,000	Eli Lilly & Co., 5.000%, 02/09/2054	1,498,672	0.0
2,843,000 (1)	ERAC USA Finance LLC, 5.200%, 10/30/2034	2,835,985	0.0
10,098,000	Global Payments, Inc., 1.200%, 03/01/2026	9,344,587	0.1
3,389,000	Global Payments, Inc., 5.950%, 08/15/2052	3,385,582	0.0
1,282,000	HCA, Inc., 2.375%, 07/15/2031	1,054,839	0.0
2,570,000	HCA, Inc., 3.125%, 03/15/2027	2,431,242	0.0
1,245,000	HCA, Inc., 3.500%, 09/01/2030	1,126,326	0.0
8,542,000	HCA, Inc., 4.125%, 06/15/2029	8,091,940	0.1
3,544,000	HCA, Inc., 4.375%, 03/15/2042	2,976,096	0.0
3,076,000	HCA, Inc., 4.500%, 02/15/2027	3,016,873	0.0
3,572,000	HCA, Inc., 5.125%, 06/15/2039	3,374,224	0.0
1,449,000	HCA, Inc., 5.250%, 04/15/2025	1,443,291	0.0
3,361,000 (2)	HCA, Inc., 5.450%, 04/01/2031	3,379,696	0.0
2,066,000	HCA, Inc., 6.000%, 04/01/2054	2,098,785	0.0
1,823,000	HCA, Inc., 6.100%, 04/01/2064	1,839,602	0.0
2,509,000 (1)	Health Care Service Corp. A Mutual Legal Reserve Co., 1.500%, 06/01/2025	2,394,549	0.0
3,459,000	Humana, Inc., 5.375%, 04/15/2031	3,461,878	0.0
3,259,000	Johnson & Johnson, 3.625%, 03/03/2037	2,894,066	0.0
5,044,000	Kenvue, Inc., 4.900%, 03/22/2033	5,043,419	0.1
2,085,000	Kenvue, Inc., 5.050%, 03/22/2028	2,108,576	0.0
1,734,000 (2)	Kenvue, Inc., 5.100%, 03/22/2043	1,725,558	0.0
3,660,000	Kenvue, Inc., 5.200%, 03/22/2063	3,623,891	0.1
1,776,000	Keurig Dr Pepper, Inc., 5.050%, 03/15/2029	1,781,868	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
2,495,000 (1)	Mars, Inc., 3.875%, 04/01/2039	$2,162,069	0.0
4,875,000 (1)	Medline Borrower L.P., 3.875%, 04/01/2029	4,440,450	0.1
4,301,000	Medtronic Global Holdings SCA, 4.500%, 03/30/2033	4,175,802	0.1
10,375,000 (1)(2)	Minerva Luxembourg SA, 8.875%, 09/13/2033	10,958,594	0.1
2,809,000	Mondelez International, Inc., 4.750%, 02/20/2029	2,791,808	0.0
2,819,000 (1)(2)	Nestle Capital Corp., 4.875%, 03/12/2034	2,819,910	0.0
1,987,000 (1)	Nestle Capital Corp., 5.100%, 03/12/2054	1,979,666	0.0
4,220,000 (1)	Organon & Co / Organon Foreign Debt Co-Issuer BV, 4.125%, 04/30/2028	3,935,663	0.1
5,271,000	PayPal Holdings, Inc., 2.300%, 06/01/2030	4,549,538	0.1
6,588,000	PayPal Holdings, Inc., 5.250%, 06/01/2062	6,316,057	0.1
2,350,000	Pfizer Investment Enterprises Pte Ltd., 4.650%, 05/19/2030	2,328,346	0.0
9,947,000	Pfizer Investment Enterprises Pte Ltd., 4.750%, 05/19/2033	9,798,744	0.1
1,893,000	Pfizer Investment Enterprises Pte Ltd., 5.300%, 05/19/2053	1,883,471	0.0
12,502,000	Pfizer Investment Enterprises Pte Ltd., 5.340%, 05/19/2063	12,260,376	0.2
3,997,000	Philip Morris International, Inc., 4.875%, 02/13/2029	3,974,262	0.1
3,079,000	Philip Morris International, Inc., 5.250%, 02/13/2034	3,053,109	0.0
2,580,000	Philip Morris International, Inc., 5.625%, 09/07/2033	2,639,973	0.0
3,850,000 (1)	Post Holdings, Inc., 4.625%, 04/15/2030	3,537,237	0.1
4,410,000 (1)	Post Holdings, Inc., 5.500%, 12/15/2029	4,265,315	0.1
595,000 (1)	Post Holdings, Inc., 6.250%, 02/15/2032	600,080	0.0
4,380,000 (1)	Primo Water Holdings, Inc., 4.375%, 04/30/2029	4,031,946	0.1
1,150,000	Quest Diagnostics, Inc., 2.800%, 06/30/2031	986,016	0.0
1,030,000	Quest Diagnostics, Inc., 2.950%, 06/30/2030	914,379	0.0
2,469,000	Quest Diagnostics, Inc., 6.400%, 11/30/2033	2,668,629	0.0

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
3,855,000	Reynolds American, Inc., 5.850%, 08/15/2045	$3,579,492	0.1
4,296,000 (1)	Roche Holdings, Inc., 5.338%, 11/13/2028	4,402,317	0.1
7,106,000 (1)	Roche Holdings, Inc., 5.489%, 11/13/2030	7,376,031	0.1
1,859,000 (1)	Roche Holdings, Inc., 5.593%, 11/13/2033	1,951,239	0.0
1,626,000	Royalty Pharma PLC, 1.200%, 09/02/2025	1,530,967	0.0
2,055,000	Royalty Pharma PLC, 1.750%, 09/02/2027	1,835,792	0.0
1,466,000	Royalty Pharma PLC, 2.200%, 09/02/2030	1,218,726	0.0
4,423,000	Royalty Pharma PLC, 3.300%, 09/02/2040	3,298,289	0.0
1,749,000	S&P Global, Inc., 1.250%, 08/15/2030	1,414,191	0.0
5,049,000	S&P Global, Inc., 2.700%, 03/01/2029	4,589,497	0.1
3,423,000	S&P Global, Inc., 2.900%, 03/01/2032	2,984,605	0.0
3,592,000	Smith & Nephew PLC, 5.400%, 03/20/2034	3,575,623	0.1
3,465,000 (1)	Solventum Corp., 5.450%, 03/13/2031	3,457,210	0.0
3,702,000 (1)	Solventum Corp., 5.600%, 03/23/2034	3,715,763	0.1
1,662,000 (1)	Solventum Corp., 5.900%, 04/30/2054	1,659,266	0.0
4,774,000	Thermo Fisher Scientific, Inc., 4.977%, 08/10/2030	4,810,788	0.1
3,809,000	Thermo Fisher Scientific, Inc., 5.000%, 01/31/2029	3,846,745	0.1
2,461,000 (1)	Triton Container International Ltd., 2.050%, 04/15/2026	2,275,121	0.0
1,814,000 (1)	Triton Container International Ltd., 3.150%, 06/15/2031	1,470,664	0.0
3,034,000	Tyson Foods, Inc., 5.400%, 03/15/2029	3,062,237	0.0
1,425,000	Tyson Foods, Inc., 5.700%, 03/15/2034	1,444,575	0.0
1,874,000	Unilever Capital Corp., 5.000%, 12/08/2033	1,895,965	0.0
1,470,000	UnitedHealth Group, Inc., 2.750%, 05/15/2040	1,082,646	0.0
748,000	UnitedHealth Group, Inc., 3.050%, 05/15/2041	566,628	0.0
2,117,000	UnitedHealth Group, Inc., 3.500%, 08/15/2039	1,745,764	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
1,590,000	UnitedHealth Group, Inc., 3.750%, 10/15/2047	$1,262,432	0.0
2,880,000	UnitedHealth Group, Inc., 5.000%, 04/15/2034	2,886,227	0.0
3,168,000	UnitedHealth Group, Inc., 5.200%, 04/15/2063	3,084,127	0.0
2,160,000	UnitedHealth Group, Inc., 5.375%, 04/15/2054	2,198,466	0.0
2,295,000	UnitedHealth Group, Inc., 5.500%, 04/15/2064	2,336,811	0.0
1,454,000	Utah Acquisition Sub, Inc., 5.250%, 06/15/2046	1,207,541	0.0
3,434,000	Viatris, Inc., 2.700%, 06/22/2030	2,913,227	0.0
6,513,000	Viatris, Inc., 3.850%, 06/22/2040	4,814,324	0.1
2,851,000	Zimmer Biomet Holdings, Inc., 5.350%, 12/01/2028	2,893,507	0.0
		452,937,452	5.3
	Energy: 2.9%
3,900,000 (1)	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 6.625%, 02/01/2032	3,920,264	0.1
2,095,000	BP Capital Markets America, Inc., 2.939%, 06/04/2051	1,399,798	0.0
1,754,000	BP Capital Markets America, Inc., 4.893%, 09/11/2033	1,742,582	0.0
934,000	BP Capital Markets America, Inc., 4.989%, 04/10/2034	933,152	0.0
3,175,000 (3)	BP Capital Markets PLC, 4.875%, 12/31/2199	3,038,937	0.0
1,209,000	Cenovus Energy, Inc., 5.400%, 06/15/2047	1,143,335	0.0
465,000	Cheniere Energy Partners L.P., 4.500%, 10/01/2029	443,018	0.0
4,203,000 (2)	Cheniere Energy Partners L.P., 5.950%, 06/30/2033	4,300,522	0.1
1,562,000 (1)	Columbia Pipelines Holding Co. LLC, 6.042%, 08/15/2028	1,596,976	0.0
1,799,000	ConocoPhillips Co., 5.550%, 03/15/2054	1,855,468	0.0
3,837,000	ConocoPhillips Co., 5.700%, 09/15/2063	4,024,869	0.1

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
1,400,000 (1)(2)	Cosan Luxembourg SA, 7.250%, 06/27/2031	$1,428,700	0.0
3,850,000 (1)	Crescent Energy Finance LLC, 9.250%, 02/15/2028	4,068,414	0.1
3,975,000 (1)	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.625%, 05/01/2027	3,963,172	0.1
4,975,000	Diamondback Energy, Inc., 4.250%, 03/15/2052	4,031,927	0.1
836,000	Diamondback Energy, Inc., 6.250%, 03/15/2033	891,664	0.0
4,425,000 (1)	DT Midstream, Inc., 4.375%, 06/15/2031	4,010,660	0.1
8,250,000	Ecopetrol SA, 6.875%, 04/29/2030	8,026,177	0.1
12,510,000	Ecopetrol SA, 8.375%, 01/19/2036	12,638,978	0.2
3,450,000 (1)	EIG Pearl Holdings Sarl, 3.545%, 08/31/2036	2,959,453	0.0
2,900,000 (2)	EIG Pearl Holdings Sarl, 3.545%, 08/31/2036	2,487,656	0.0
7,100,000	Empresa Nacional del Petroleo, 3.750%, 08/05/2026	6,790,236	0.1
400,000 (1)	Empresa Nacional del Petroleo, 3.750%, 08/05/2026	382,548	0.0
5,373,000 (3)	Enbridge, Inc. 20-A, 5.750%, 07/15/2080	5,091,472	0.1
325,000	Energy Transfer L.P., 4.250%, 04/01/2024	325,000	0.0
444,000	Energy Transfer L.P., 4.900%, 03/15/2035	420,065	0.0
4,946,000	Energy Transfer L.P., 5.300%, 04/01/2044	4,551,297	0.1
1,003,000	Energy Transfer L.P., 5.350%, 05/15/2045	927,185	0.0
3,602,000	Energy Transfer L.P., 5.550%, 05/15/2034	3,615,223	0.0
4,165,000	Energy Transfer L.P., 5.950%, 05/15/2054	4,159,049	0.1
554,000	Energy Transfer L.P., 6.000%, 06/15/2048	551,250	0.0
2,704,000	Energy Transfer L.P. 20Y, 5.800%, 06/15/2038	2,698,986	0.0
3,800,000 (1)	EnLink Midstream LLC, 6.500%, 09/01/2030	3,912,902	0.1
2,292,000 (3)	Enterprise Products Operating LLC D, 8.573%, (TSFR3M + 3.248%), 08/16/2077	2,291,621	0.0
2,642,000	Equinor ASA, 3.125%, 04/06/2030	2,427,372	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
700,788 (1)	Galaxy Pipeline Assets Bidco Ltd., 2.160%, 03/31/2034	$605,306	0.0
933,120 (1)	Galaxy Pipeline Assets Bidco Ltd., 2.940%, 09/30/2040	751,782	0.0
1,225,000 (1)	Greensaif Pipelines Bidco Sarl, 6.129%, 02/23/2038	1,249,898	0.0
2,875,000 (1)	Greensaif Pipelines Bidco Sarl, 6.510%, 02/23/2042	2,999,883	0.0
5,184,000	Hess Corp., 4.300%, 04/01/2027	5,084,560	0.1
4,045,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 6.000%, 02/01/2031	3,948,212	0.1
3,900,000 (1)(2)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 8.375%, 11/01/2033	4,231,519	0.1
1,295,000	Kinder Morgan Energy Partners L.P., 4.250%, 09/01/2024	1,286,833	0.0
2,141,000	Kinder Morgan Energy Partners L.P., 5.000%, 03/01/2043	1,895,605	0.0
3,850,000	Marathon Petroleum Corp., 5.125%, 12/15/2026	3,853,621	0.1
1,491,000	MPLX L.P., 1.750%, 03/01/2026	1,394,615	0.0
2,969,000	MPLX L.P., 2.650%, 08/15/2030	2,555,121	0.0
5,080,000	MPLX L.P., 4.000%, 03/15/2028	4,893,347	0.1
1,847,000 (1)	Northern Natural Gas Co., 3.400%, 10/16/2051	1,290,155	0.0
5,747,000	Occidental Petroleum Corp., 6.125%, 01/01/2031	5,957,168	0.1
3,999,000	Occidental Petroleum Corp., 6.200%, 03/15/2040	4,106,145	0.1
1,859,000	Occidental Petroleum Corp., 6.600%, 03/15/2046	2,004,714	0.0
946,000	Occidental Petroleum Corp., 8.500%, 07/15/2027	1,027,555	0.0
2,785,000	ONEOK Partners L.P., 6.200%, 09/15/2043	2,877,435	0.0
1,900,000	ONEOK, Inc., 5.850%, 01/15/2026	1,918,867	0.0
1,169,000	Ovintiv, Inc., 5.650%, 05/15/2028	1,188,957	0.0
1,725,000	Ovintiv, Inc., 7.100%, 07/15/2053	1,931,586	0.0
2,280,000	Petroleos del Peru SA, 4.750%, 06/19/2032	1,789,800	0.0

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
4,000,000 (1)	Petroleos del Peru SA, 4.750%, 06/19/2032	$3,140,000	0.0
10,350,000	Petroleos Mexicanos, 5.950%, 01/28/2031	8,310,015	0.1
8,053,000	Petroleos Mexicanos, 6.700%, 02/16/2032	6,716,202	0.1
3,050,000	Petroleos Mexicanos, 10.000%, 02/07/2033	3,034,445	0.0
3,468,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.650%, 10/15/2025	3,422,586	0.0
4,750,000 (1)(2)	Raizen Fuels Finance SA, 6.450%, 03/05/2034	4,864,000	0.1
1,134,000	Sabine Pass Liquefaction LLC, 4.200%, 03/15/2028	1,098,466	0.0
4,352,000	Sabine Pass Liquefaction LLC, 5.000%, 03/15/2027	4,340,810	0.1
2,369,000	Schlumberger Investment SA, 2.650%, 06/26/2030	2,099,712	0.0
1,937,000	Targa Resources Corp., 6.250%, 07/01/2052	2,013,296	0.0
1,506,000	Targa Resources Corp., 6.500%, 03/30/2034	1,619,040	0.0
3,430,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 4.875%, 02/01/2031	3,286,596	0.0
1,163,000	Transcontinental Gas Pipe Line Co. LLC, 3.250%, 05/15/2030	1,053,132	0.0
8,090,000 (1)	Venture Global LNG, Inc., 8.375%, 06/01/2031	8,348,022	0.1
2,220,000	Western Midstream Operating L.P., 4.750%, 08/15/2028	2,161,291	0.0
9,065,000	Western Midstream Operating L.P., 5.300%, 03/01/2048	7,959,666	0.1
10,875,000	Williams Cos., Inc., 4.000%, 09/15/2025	10,672,346	0.1
1,266,000	Williams Cos., Inc., 4.900%, 03/15/2029	1,258,224	0.0
274,000	Williams Cos., Inc., 5.650%, 03/15/2033	281,232	0.0
		241,571,693	2.9
	Financial: 9.3%
4,863,000 (1)(3)	ABN AMRO Bank NV, 3.324%, 03/13/2037	3,957,348	0.1
1,942,000	Alleghany Corp., 3.250%, 08/15/2051	1,379,066	0.0
4,113,000	Alleghany Corp., 4.900%, 09/15/2044	3,918,980	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
1,468,000 (3)	American Express Co., 4.990%, 05/01/2026	$1,459,667	0.0
3,352,000 (3)	American Express Co., 5.098%, 02/16/2028	3,347,982	0.0
6,293,000 (3)	American Express Co., 5.282%, 07/27/2029	6,334,883	0.1
1,264,000	American Homes 4 Rent L.P., 2.375%, 07/15/2031	1,028,929	0.0
1,310,000	American Homes 4 Rent L.P., 3.625%, 04/15/2032	1,152,434	0.0
6,897,000	American Homes 4 Rent L.P., 5.500%, 02/01/2034	6,878,828	0.1
3,691,000	American International Group, Inc., 3.400%, 06/30/2030	3,378,891	0.0
4,541,000	American International Group, Inc., 4.200%, 04/01/2028	4,421,621	0.1
5,353,000	American International Group, Inc., 5.125%, 03/27/2033	5,326,718	0.1
2,537,000	American Tower Corp., 3.650%, 03/15/2027	2,432,804	0.0
1,787,000	American Tower Corp., 5.250%, 07/15/2028	1,788,076	0.0
3,872,000	American Tower Corp., 5.550%, 07/15/2033	3,903,777	0.1
2,547,000	Ameriprise Financial, Inc., 5.700%, 12/15/2028	2,628,742	0.0
3,321,000	Aon North America, Inc., 5.125%, 03/01/2027	3,342,054	0.0
6,248,000	Aon North America, Inc., 5.150%, 03/01/2029	6,286,872	0.1
1,217,000	Aon North America, Inc., 5.750%, 03/01/2054	1,248,816	0.0
5,469,000	Arthur J Gallagher & Co., 5.450%, 07/15/2034	5,507,782	0.1
1,757,000	Arthur J Gallagher & Co., 5.750%, 03/02/2053	1,764,542	0.0
1,725,000	Arthur J Gallagher & Co., 5.750%, 07/15/2054	1,728,725	0.0
585,000	Arthur J Gallagher & Co., 6.750%, 02/15/2054	664,638	0.0
9,889,000 (1)	Athene Global Funding, 5.684%, 02/23/2026	9,930,786	0.1
3,620,000	Athene Holding Ltd., 6.250%, 04/01/2054	3,678,221	0.1
4,559,000 (1)	Aviation Capital Group LLC, 5.500%, 12/15/2024	4,542,650	0.1
			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
3,800,000 (3)	Banco Bilbao Vizcaya Argentaria SA, 7.883%, 11/15/2034	$4,160,704	0.1
4,025,000 (1)	Banco do Brasil SA/ Cayman, 6.000%, 03/18/2031	4,029,025	0.1
3,750,000 (1)	Banco Nacional de Panama, 2.500%, 08/11/2030	2,929,688	0.0
2,000,000	Banco Nacional de Panama, 2.500%, 08/11/2030	1,562,500	0.0
4,200,000	Banco Santander SA, 2.746%, 05/28/2025	4,061,194	0.1
4,200,000 (3)	Banco Santander SA, 5.538%, 03/14/2030	4,201,090	0.1
7,399,000 (3)	Bank of America Corp., 1.734%, 07/22/2027	6,823,058	0.1
1,181,000 (3)	Bank of America Corp., 2.299%, 07/21/2032	966,737	0.0
4,388,000 (3)	Bank of America Corp., 2.572%, 10/20/2032	3,641,864	0.1
2,714,000 (3)	Bank of America Corp., 2.687%, 04/22/2032	2,298,112	0.0
9,300,000 (3)	Bank of America Corp., 3.419%, 12/20/2028	8,727,232	0.1
3,221,000 (3)	Bank of America Corp., 5.202%, 04/25/2029	3,225,041	0.0
2,863,000 (3)	Bank of America Corp., 5.288%, 04/25/2034	2,855,465	0.0
5,065,000 (3)	Bank of America Corp., 5.468%, 01/23/2035	5,099,934	0.1
10,809,000 (3)	Bank of America Corp., 5.872%, 09/15/2034	11,215,397	0.1
4,136,000 (3)	Bank of America Corp., GMTN, 3.593%, 07/21/2028	3,932,499	0.1
1,495,000 (3)	Bank of America Corp., MTN, 2.015%, 02/13/2026	1,448,602	0.0
4,896,000 (3)	Bank of America Corp., MTN, 2.087%, 06/14/2029	4,327,918	0.1
2,299,000 (3)	Bank of America Corp., MTN, 2.551%, 02/04/2028	2,137,558	0.0
4,396,000 (3)	Bank of America Corp., MTN, 2.884%, 10/22/2030	3,907,557	0.1
3,188,000 (3)	Bank of America Corp., MTN, 3.194%, 07/23/2030	2,896,303	0.0
8,454,000 (3)	Bank of America Corp., MTN, 4.271%, 07/23/2029	8,151,973	0.1
1,703,000 (3)	Bank of America Corp. N, 2.651%, 03/11/2032	1,439,750	0.0
3,090,000 (2)(3)	Bank of America Corp. RR, 4.375%, 12/31/2199	2,904,422	0.0

See Accompanying Notes to Financial Statements

98

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
4,939,000 (3)	Bank of New York Mellon Corp., MTN, 4.975%, 03/14/2030	$4,945,268	0.1
9,862,000 (3)	Bank of New York Mellon Corp., MTN, 5.188%, 03/14/2035	9,820,381	0.1
1,157,000 (3)	Bank of New York Mellon Corp., MTN, 6.474%, 10/25/2034	1,260,602	0.0
1,831,000 (3)	Bank of Nova Scotia, 4.588%, 05/04/2037	1,661,241	0.0
6,605,000 (1)	Banque Federative du Credit Mutuel SA, 4.935%, 01/26/2026	6,565,413	0.1
5,825,000 (1)(3)	BBVA Bancomer SA/Texas, 8.125%, 01/08/2039	6,048,898	0.1
1,891,000	BlackRock Funding, Inc., 5.000%, 03/14/2034	1,899,646	0.0
3,861,000	BlackRock Funding, Inc., 5.250%, 03/14/2054	3,883,617	0.1
1,667,000 (1)	Blackstone Holdings Finance Co. LLC, 1.625%, 08/05/2028	1,451,428	0.0
6,326,000 (1)	Blackstone Holdings Finance Co. LLC, 2.000%, 01/30/2032	4,961,468	0.1
695,000 (1)	Blackstone Holdings Finance Co. LLC, 2.500%, 01/10/2030	604,167	0.0
1,676,000 (1)	Blue Owl Credit Income Corp., 6.650%, 03/15/2031	1,637,215	0.0
3,592,000	Blue Owl Credit Income Corp., 7.750%, 09/16/2027	3,682,104	0.1
2,818,000 (1)(3)	BNP Paribas SA, 5.176%, 01/09/2030	2,819,456	0.0
2,094,000 (1)	BPCE SA, 5.150%, 07/21/2024	2,085,412	0.0
3,469,000 (1)	BPCE SA, 5.203%, 01/18/2027	3,477,155	0.0
3,469,000 (1)(3)	BPCE SA, 5.716%, 01/18/2030	3,487,134	0.0
4,317,000	Brookfield Finance, Inc., 3.625%, 02/15/2052	3,153,915	0.0
2,110,000 (1)(3)	CaixaBank SA, 5.673%, 03/15/2030	2,110,013	0.0
4,262,000	Camden Property Trust, 4.900%, 01/15/2034	4,148,924	0.1
3,593,000	Camden Property Trust, 5.850%, 11/03/2026	3,662,691	0.1
3,280,000 (3)	Capital One Financial Corp., 1.878%, 11/02/2027	3,001,544	0.0
3,436,000 (3)	Charles Schwab Corp., 6.196%, 11/17/2029	3,572,961	0.0
			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
1,450,000 (3)	Charles Schwab Corp. H, 4.000%, 12/31/2199	$1,225,257	0.0
1,971,000	CI Financial Corp., 4.100%, 06/15/2051	1,232,768	0.0
4,234,000	Citizens Financial Group, Inc., 2.500%, 02/06/2030	3,577,876	0.1
4,143,000 (3)	Citizens Financial Group, Inc., 5.641%, 05/21/2037	3,870,567	0.1
2,954,000	CNA Financial Corp., 5.125%, 02/15/2034	2,875,779	0.0
1,520,000 (1)	Commonwealth Bank of Australia, 3.743%, 09/12/2039	1,215,383	0.0
9,767,000 (1)(3)	Cooperatieve Rabobank UA, 5.447%, 03/05/2030	9,814,382	0.1
1,142,000	Corebridge Financial, Inc., 3.850%, 04/05/2029	1,068,280	0.0
7,016,000	Corebridge Financial, Inc., 3.900%, 04/05/2032	6,317,270	0.1
1,313,000	Corebridge Financial, Inc., 5.750%, 01/15/2034	1,340,464	0.0
2,734,000 (1)	Corebridge Financial, Inc., 6.050%, 09/15/2033	2,818,968	0.0
5,228,000 (3)	Corebridge Financial, Inc., 6.875%, 12/15/2052	5,239,492	0.1
2,700,000 (1)	Corp Financiera de Desarrollo SA, 2.400%, 09/28/2027	2,421,225	0.0
1,962,000	Credit Suisse AG/ New York NY, 1.250%, 08/07/2026	1,787,965	0.0
3,808,000	Credit Suisse AG/ New York NY, 5.000%, 07/09/2027	3,774,510	0.1
1,983,000	Crown Castle, Inc., 2.100%, 04/01/2031	1,605,966	0.0
386,000	Crown Castle, Inc., 2.500%, 07/15/2031	319,596	0.0
2,566,000	Crown Castle, Inc., 2.900%, 03/15/2027	2,400,923	0.0
4,451,000	Crown Castle, Inc., 4.800%, 09/01/2028	4,366,571	0.1
1,164,000	Crown Castle, Inc., 5.100%, 05/01/2033	1,135,792	0.0
2,321,000	Crown Castle, Inc., 5.600%, 06/01/2029	2,352,825	0.0
2,002,000	Crown Castle, Inc., 5.800%, 03/01/2034	2,048,912	0.0
3,580,000	CubeSmart L.P., 2.250%, 12/15/2028	3,143,451	0.0
3,257,000 (1)(3)	Danske Bank A/S, 5.705%, 03/01/2030	3,279,088	0.0

See Accompanying Notes to Financial Statements

99

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
2,407,000 (1)(3)	Depository Trust & Clearing Corp. D, 3.375%, 12/31/2199	$2,142,230	0.0
2,897,000	Discover Bank, 4.250%, 03/13/2026	2,823,654	0.0
2,404,000 (3)	Discover Bank, 5.974%, 08/09/2028	2,393,704	0.0
1,662,000	Extra Space Storage L.P., 4.000%, 06/15/2029	1,569,010	0.0
6,707,000 (1)	Federation des Caisses Desjardins du Quebec, 5.250%, 04/26/2029	6,693,716	0.1
5,226,000 (2)	First Horizon Bank, 5.750%, 05/01/2030	4,949,198	0.1
4,825,000 (3)	Goldman Sachs Bank USA/New York NY, 5.283%, 03/18/2027	4,823,994	0.1
4,015,000	Goldman Sachs BDC, Inc., 6.375%, 03/11/2027	4,046,915	0.1
1,030,000	Hartford Financial Services Group, Inc., 5.950%, 10/15/2036	1,084,982	0.0
5,651,000 (1)(3)	Hartford Financial Services Group, Inc. ICON, 7.694%, (TSFR3M + 2.387%), 02/12/2067	5,034,719	0.1
3,980,000	Healthpeak OP LLC, 5.250%, 12/15/2032	3,950,163	0.1
2,116,000 (3)	HSBC Holdings PLC, 1.589%, 05/24/2027	1,947,557	0.0
9,069,000 (3)	HSBC Holdings PLC, 2.099%, 06/04/2026	8,700,526	0.1
6,688,000 (3)	HSBC Holdings PLC, 2.206%, 08/17/2029	5,863,811	0.1
4,759,000 (3)	HSBC Holdings PLC, 2.633%, 11/07/2025	4,666,294	0.1
3,307,000 (3)	HSBC Holdings PLC, 2.999%, 03/10/2026	3,222,229	0.0
1,835,000 (3)	Huntington Bancshares, Inc., 2.487%, 08/15/2036	1,400,888	0.0
9,473,000 (3)	Huntington Bancshares, Inc., 5.709%, 02/02/2035	9,450,190	0.1
3,868,000 (3)	Huntington National Bank, 4.125%, 07/02/2029	3,747,319	0.1
5,108,000	Intercontinental Exchange, Inc., 2.100%, 06/15/2030	4,337,176	0.1
7,190,000	Invitation Homes Operating Partnership L.P., 2.300%, 11/15/2028	6,366,525	0.1
2,650,000	Jones Lang LaSalle, Inc., 6.875%, 12/01/2028	2,808,379	0.0
			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
2,607,000 (3)	JPMorgan Chase & Co., 0.969%, 06/23/2025	$2,576,857	0.0
3,479,000 (3)	JPMorgan Chase & Co., 1.040%, 02/04/2027	3,220,500	0.0
3,444,000 (3)	JPMorgan Chase & Co., 1.470%, 09/22/2027	3,143,245	0.0
3,798,000 (3)	JPMorgan Chase & Co., 1.578%, 04/22/2027	3,521,843	0.0
12,119,000 (3)	JPMorgan Chase & Co., 2.069%, 06/01/2029	10,753,788	0.1
3,784,000 (3)	JPMorgan Chase & Co., 2.182%, 06/01/2028	3,462,487	0.0
1,531,000 (3)	JPMorgan Chase & Co., 2.595%, 02/24/2026	1,491,778	0.0
6,475,000 (3)	JPMorgan Chase & Co., 2.947%, 02/24/2028	6,085,814	0.1
1,269,000 (3)	JPMorgan Chase & Co., 3.509%, 01/23/2029	1,200,721	0.0
4,666,000 (3)	JPMorgan Chase & Co., 4.452%, 12/05/2029	4,550,170	0.1
1,234,000 (3)	JPMorgan Chase & Co., 5.012%, 01/23/2030	1,229,454	0.0
17,638,000 (3)	JPMorgan Chase & Co., 5.336%, 01/23/2035	17,713,623	0.2
7,191,000 (3)	KeyCorp, 6.401%, 03/06/2035	7,347,916	0.1
1,649,000 (3)	KeyCorp, MTN, 4.789%, 06/01/2033	1,510,916	0.0
1,287,000	Kite Realty Group L.P., 4.000%, 10/01/2026	1,225,981	0.0
4,890,000 (1)(2)	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.750%, 06/15/2029	4,449,552	0.1
2,539,000 (1)	Liberty Mutual Group, Inc., 3.950%, 05/15/2060	1,852,339	0.0
4,652,000 (2)(3)	Lloyds Banking Group PLC, 8.000%, 12/31/2199	4,695,571	0.1
3,715,000 (1)	Lseg US Fin Corp., 4.875%, 03/28/2027	3,701,580	0.1
4,856,000 (1)	Lseg US Fin Corp., 5.297%, 03/28/2034	4,888,969	0.1
1,619,000	Marsh & McLennan Cos., Inc., 5.450%, 03/15/2054	1,626,085	0.0
4,133,000	Marsh & McLennan Cos., Inc., 5.700%, 09/15/2053	4,294,085	0.1
4,768,000 (3)	Mizuho Financial Group, Inc., 5.579%, 05/26/2035	4,822,612	0.1
3,912,000 (3)	Morgan Stanley, 0.790%, 05/30/2025	3,875,907	0.1
3,968,000 (3)	Morgan Stanley, 1.593%, 05/04/2027	3,671,090	0.1
5,414,000 (3)	Morgan Stanley, 2.188%, 04/28/2026	5,224,770	0.1

See Accompanying Notes to Financial Statements

100

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
2,425,000 (3)	Morgan Stanley, 2.475%, 01/21/2028	$2,256,395	0.0
1,722,000 (3)	Morgan Stanley, 3.591%, 07/22/2028	1,636,591	0.0
2,439,000 (3)	Morgan Stanley, 4.457%, 04/22/2039	2,220,020	0.0
5,003,000 (2)(3)	Morgan Stanley, 5.466%, 01/18/2035	5,049,619	0.1
13,289,000 (3)	Morgan Stanley, 5.942%, 02/07/2039	13,215,606	0.2
1,334,000 (3)	Morgan Stanley, 6.296%, 10/18/2028	1,380,605	0.0
17,410,000 (3)	Morgan Stanley, GMTN, 1.512%, 07/20/2027	15,982,533	0.2
2,750,000	Morgan Stanley, GMTN, 3.875%, 01/27/2026	2,687,282	0.0
3,075,000 (3)	Morgan Stanley, GMTN, 5.860%, (SOFRRATE + 0.509%), 01/22/2025	3,077,230	0.0
1,986,000 (3)	Morgan Stanley, MTN, 2.720%, 07/22/2025	1,966,079	0.0
2,412,000	Morgan Stanley, MTN, 3.125%, 07/27/2026	2,307,639	0.0
4,138,000 (3)	Morgan Stanley, MTN, 5.164%, 04/20/2029	4,135,900	0.1
2,625,000 (3)	Morgan Stanley, MTN, 5.250%, 04/21/2034	2,605,410	0.0
5,135,000	MPT Operating Partnership L.P. / MPT Finance Corp., 3.500%, 03/15/2031	3,530,389	0.0
4,768,000	National Bank of Canada, 5.600%, 12/18/2028	4,849,393	0.1
4,535,000 (1)	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/2030	4,118,510	0.1
3,340,000 (3)	NatWest Group PLC, 5.076%, 01/27/2030	3,283,266	0.0
5,415,000 (3)	NatWest Group PLC, 5.778%, 03/01/2035	5,493,350	0.1
4,255,000 (2)	Navient Corp., 5.000%, 03/15/2027	4,079,490	0.1
1,070,000 (1)	New York Life Insurance Co., 3.750%, 05/15/2050	823,880	0.0
772,000 (1)	New York Life Insurance Co., 4.450%, 05/15/2069	629,966	0.0
2,658,000 (3)	Northern Trust Corp., 3.375%, 05/08/2032	2,478,815	0.0
1,097,000 (1)	Northwestern Mutual Life Insurance Co., 3.450%, 03/30/2051	786,344	0.0
386,000 (1)	Northwestern Mutual Life Insurance Co., 3.625%, 09/30/2059	272,102	0.0
7,324,000	Old Republic International Corp., 5.750%, 03/28/2034	7,362,486	0.1
			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
5,845,000 (1)	Panther Escrow Issuer LLC, 7.125%, 06/01/2031	$5,947,346	0.1
2,118,000	Piedmont Operating Partnership L.P., 2.750%, 04/01/2032	1,526,658	0.0
1,738,000 (3)	PNC Financial Services Group, Inc., 5.676%, 01/22/2035	1,754,615	0.0
1,620,000 (3)	PNC Financial Services Group, Inc. T, 3.400%, 12/31/2199	1,419,994	0.0
7,096,000 (3)	PNC Financial Services Group, Inc. W, 6.250%, 12/31/2199	6,894,987	0.1
1,926,000	Prologis L.P., 5.250%, 03/15/2054	1,892,910	0.0
2,238,000 (1)	Prologis Targeted US Logistics Fund L.P., 5.250%, 04/01/2029	2,233,154	0.0
1,672,000 (1)	Prologis Targeted US Logistics Fund L.P., 5.500%, 04/01/2034	1,683,186	0.0
726,000	Realty Income Corp., 3.950%, 08/15/2027	703,994	0.0
3,704,000	Realty Income Corp., 5.125%, 02/15/2034	3,636,045	0.1
10,656,000	Rexford Industrial Realty L.P., 2.150%, 09/01/2031	8,550,460	0.1
1,792,000	Sabra Health Care L.P., 3.200%, 12/01/2031	1,489,519	0.0
3,082,000 (3)	Santander UK Group Holdings PLC, 2.469%, 01/11/2028	2,833,456	0.0
3,340,000 (3)	State Street Corp., 5.684%, 11/21/2029	3,431,355	0.0
10,627,000 (3)	State Street Corp., 6.123%, 11/21/2034	11,084,122	0.1
2,543,000	Sun Communities Operating L.P., 5.500%, 01/15/2029	2,538,375	0.0
8,200,000 (1)(3)	Swiss RE Subordinated Finance PLC, 5.698%, 04/05/2035	8,195,459	0.1
1,995,000 (1)	Swiss Re Treasury US Corp., 4.250%, 12/06/2042	1,685,200	0.0
1,513,000 (1)	Teachers Insurance & Annuity Association of America, 3.300%, 05/15/2050	1,062,039	0.0
2,223,000 (1)	Teachers Insurance & Annuity Association of America, 4.900%, 09/15/2044	2,040,703	0.0
1,553,000	TPG Operating Group II L.P., 5.875%, 03/05/2034	1,575,786	0.0

See Accompanying Notes to Financial Statements

101

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
673,000	Transatlantic Holdings, Inc., 8.000%, 11/30/2039	$862,394	0.0
2,281,000 (3)	Truist Financial Corp., 6.241%, (TSFR3M + 0.912%), 03/15/2028	2,152,581	0.0
1,384,000 (3)	Truist Financial Corp., MTN, 1.267%, 03/02/2027	1,279,802	0.0
4,308,000 (3)	Truist Financial Corp., MTN, 4.916%, 07/28/2033	4,015,023	0.1
5,485,000 (3)	Truist Financial Corp., MTN, 5.435%, 01/24/2030	5,480,138	0.1
6,637,000 (3)	Truist Financial Corp., MTN, 5.711%, 01/24/2035	6,668,756	0.1
3,180,000	UBS AG, 5.125%, 05/15/2024	3,173,653	0.0
3,853,000 (1)(3)	UBS Group AG, 1.364%, 01/30/2027	3,567,048	0.0
1,375,000 (1)(3)	UBS Group AG, 1.494%, 08/10/2027	1,250,700	0.0
3,222,000 (1)(3)	UBS Group AG, 2.193%, 06/05/2026	3,090,177	0.0
1,736,000 (1)(3)	UBS Group AG, 6.301%, 09/22/2034	1,818,198	0.0
2,719,000 (1)(3)	UBS Group AG, 9.250%, 12/31/2199	2,952,766	0.0
877,000 (1)(3)	UBS Group AG, 9.250%, 12/31/2199	991,919	0.0
2,797,000 (3)	US Bancorp, 5.384%, 01/23/2030	2,810,079	0.0
3,083,000 (3)	US Bancorp, MTN, 4.967%, 07/22/2033	2,916,090	0.0
3,392,000 (3)	Wells Fargo & Co., 5.389%, 04/24/2034	3,372,072	0.0
2,752,000 (3)	Wells Fargo & Co., 5.499%, 01/23/2035	2,759,515	0.0
2,994,000 (3)	Wells Fargo & Co., MTN, 2.164%, 02/11/2026	2,905,044	0.0
5,017,000 (3)	Wells Fargo & Co., MTN, 2.393%, 06/02/2028	4,593,437	0.1
5,247,000 (3)	Wells Fargo & Co., MTN, 3.526%, 03/24/2028	4,995,627	0.1
3,547,000 (3)	Wells Fargo & Co., MTN, 4.540%, 08/15/2026	3,502,676	0.0
4,024,000 (1)(2)	Westpac New Zealand Ltd., 5.132%, 02/26/2027	4,025,697	0.1
1,397,000	Weyerhaeuser Co., 4.750%, 05/15/2026	1,384,598	0.0
1,979,000	Willis North America, Inc., 5.900%, 03/05/2054	2,005,042	0.0
			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
4,405,000 (1)	XHR L.P., 4.875%, 06/01/2029	$4,081,555	0.1
		787,375,100	9.3

	Industrial: 2.7%
2,815,000	AGCO Corp., 5.450%, 03/21/2027	2,828,805	0.0
1,920,000	AGCO Corp., 5.800%, 03/21/2034	1,944,856	0.0
2,571,000	Avnet, Inc., 5.500%, 06/01/2032	2,489,381	0.0
2,611,000	Avnet, Inc., 6.250%, 03/15/2028	2,676,465	0.0
4,830,000 (1)	BAE Systems PLC, 5.125%, 03/26/2029	4,850,220	0.1
1,380,000 (1)	BAE Systems PLC, 5.250%, 03/26/2031	1,387,931	0.0
1,990,000 (1)	BAE Systems PLC, 5.500%, 03/26/2054	2,011,697	0.0
4,500,000	Berry Global, Inc., 1.650%, 01/15/2027	4,087,956	0.1
791,000	Boeing Co., 3.850%, 11/01/2048	559,489	0.0
2,865,000	Boeing Co., 5.705%, 05/01/2040	2,744,313	0.0
2,916,000	Boeing Co., 5.930%, 05/01/2060	2,736,615	0.0
2,995,000 (1)	Builders FirstSource, Inc., 6.375%, 03/01/2034	3,011,107	0.0
3,103,000	Burlington Northern Santa Fe LLC, 3.900%, 08/01/2046	2,544,088	0.0
1,722,000	Burlington Northern Santa Fe LLC, 5.200%, 04/15/2054	1,708,274	0.0
1,950,000	Canadian Pacific Railway Co., 2.875%, 11/15/2029	1,750,059	0.0
787,000	Carrier Global Corp., 2.722%, 02/15/2030	696,251	0.0
1,262,000	Carrier Global Corp., 5.900%, 03/15/2034	1,326,938	0.0
4,110,000 (1)	Cascades, Inc. / Cascades USA, Inc., 5.375%, 01/15/2028	3,951,657	0.1
4,250,000 (2)(3)	Cemex SAB de CV, 5.125%, 12/31/2199	4,119,844	0.1
1,611,000 (1)	CIMIC Finance USA Pty Ltd., 7.000%, 03/25/2034	1,654,979	0.0
4,775,000	CNH Industrial Capital LLC, 5.100%, 04/20/2029	4,763,596	0.1
4,625,000	CNH Industrial Capital LLC, 5.500%, 01/12/2029	4,694,359	0.1
3,910,000 (1)	Emerald Debt Merger Sub LLC, 6.625%, 12/15/2030	3,952,396	0.1

See Accompanying Notes to Financial Statements

102

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
4,545,000 (1)	Energizer Holdings, Inc., 4.375%, 03/31/2029	$4,077,381	0.1
1,354,000	FedEx Corp., 4.550%, 04/01/2046	1,168,799	0.0
2,444,227	FedEx Corp. Class AA Pass Through Trust 20-1, AA, 1.875%, 08/20/2035	2,031,471	0.0
2,097,000	Fortune Brands Innovations, Inc., 5.875%, 06/01/2033	2,140,374	0.0
4,825,000	HEICO Corp., 5.250%, 08/01/2028	4,856,537	0.1
6,229,000	Honeywell International, Inc., 5.250%, 03/01/2054	6,291,037	0.1
3,900,000 (1)	Imola Merger Corp., 4.750%, 05/15/2029	3,660,289	0.1
1,616,000	Ingersoll Rand, Inc., 5.400%, 08/14/2028	1,638,548	0.0
789,000 (2)	Ingersoll Rand, Inc., 5.700%, 08/14/2033	809,721	0.0
2,243,000	John Deere Capital Corp., 4.500%, 01/16/2029	2,221,997	0.0
7,572,000	John Deere Capital Corp., MTN, 4.700%, 06/10/2030	7,536,546	0.1
3,608,000	John Deere Capital Corp., MTN, 4.750%, 01/20/2028	3,617,302	0.1
5,967,000	John Deere Capital Corp., MTN, 4.900%, 03/07/2031	5,971,614	0.1
2,473,000	L3Harris Technologies, Inc., 5.050%, 06/01/2029	2,466,041	0.0
3,368,000	Lockheed Martin Corp., 4.150%, 06/15/2053	2,845,483	0.0
1,465,000	Lockheed Martin Corp., 4.750%, 02/15/2034	1,446,421	0.0
2,710,000	Lockheed Martin Corp., 4.800%, 08/15/2034	2,681,398	0.0
2,900,000	Lockheed Martin Corp., 5.200%, 02/15/2064	2,869,887	0.0
1,470,000	Lockheed Martin Corp., 5.900%, 11/15/2063	1,612,413	0.0
1,888,000	Mohawk Industries, Inc., 5.850%, 09/18/2028	1,944,674	0.0
1,207,000	Norfolk Southern Corp., 2.550%, 11/01/2029	1,067,961	0.0
1,953,000	Norfolk Southern Corp., 5.050%, 08/01/2030	1,959,920	0.0
1,665,000	Norfolk Southern Corp., 5.550%, 03/15/2034	1,732,940	0.0
5,521,000	Norfolk Southern Corp., 5.950%, 03/15/2064	5,900,962	0.1
			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
3,900,000 (1)(2)	Owens-Brockway Glass Container, Inc., 7.250%, 05/15/2031	$3,977,033	0.1
3,618,000 (1)	Penske Truck Leasing Co. L.P. / PTL Finance Corp., 1.200%, 11/15/2025	3,377,360	0.0
4,922,000 (1)	Penske Truck Leasing Co. L.P. / PTL Finance Corp., 1.700%, 06/15/2026	4,541,194	0.1
5,931,000 (1)	Penske Truck Leasing Co. L.P. / PTL Finance Corp., 5.350%, 03/30/2029	5,937,655	0.1
6,481,000 (1)	Penske Truck Leasing Co. L.P. / PTL Finance Corp., 6.200%, 06/15/2030	6,742,968	0.1
3,933,000	Raytheon Technologies Corp., 4.450%, 11/16/2038	3,555,938	0.0
7,750,000	Raytheon Technologies Corp., 4.500%, 06/01/2042	6,920,147	0.1
2,472,000	Ryder System, Inc., 6.300%, 12/01/2028	2,589,460	0.0
3,090,000	Ryder System, Inc., 6.600%, 12/01/2033	3,353,100	0.0
3,438,000	Ryder System, Inc., MTN, 5.250%, 06/01/2028	3,455,490	0.0
3,235,000 (1)	Sealed Air Corp., 1.573%, 10/15/2026	2,923,262	0.0
3,900,000 (1)	Sealed Air Corp/Sealed Air Corp. US, 7.250%, 02/15/2031	4,059,650	0.1
3,679,000 (1)	Smurfit Kappa Treasury ULC, 5.200%, 01/15/2030	3,671,727	0.1
3,278,000 (1)	Smurfit Kappa Treasury ULC, 5.438%, 04/03/2034	3,284,280	0.0
4,493,000 (1)	Smurfit Kappa Treasury ULC, 5.777%, 04/03/2054	4,544,652	0.1
3,850,000 (1)	Standard Industries, Inc., 3.375%, 01/15/2031	3,232,243	0.0
4,925,000 (1)	Standard Industries, Inc., 4.375%, 07/15/2030	4,428,758	0.1
4,050,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 7.250%, 01/15/2031	4,212,575	0.1
7,800,000 (1)	TransDigm, Inc., 7.125%, 12/01/2031	8,048,102	0.1
5,745,000 (1)	TTX Co., 3.600%, 01/15/2025	5,660,073	0.1

See Accompanying Notes to Financial Statements

103

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
502,000 (1)	TTX Co., 4.200%, 07/01/2046	$421,134	0.0
1,275,000	Union Pacific Corp., 4.050%, 11/15/2045	1,050,719	0.0
927,000	Waste Management, Inc., 2.000%, 06/01/2029	814,158	0.0
1,992,000	Waste Management, Inc., 4.625%, 02/15/2030	1,983,652	0.0
1,189,000	Waste Management, Inc., 4.875%, 02/15/2029	1,200,869	0.0
3,474,000	Waste Management, Inc., 4.875%, 02/15/2034	3,451,665	0.0
		232,478,856	2.7

	Technology: 1.6%
456,000 (1)	Booz Allen Hamilton, Inc., 3.875%, 09/01/2028	427,643	0.0
2,255,000 (1)	Booz Allen Hamilton, Inc., 4.000%, 07/01/2029	2,098,372	0.0
6,290,000 (1)	Broadcom, Inc., 2.450%, 02/15/2031	5,305,306	0.1
4,934,000 (1)	Broadcom, Inc., 3.187%, 11/15/2036	3,928,677	0.1
12,216,000 (1)	Broadcom, Inc., 4.926%, 05/15/2037	11,599,934	0.1
2,143,000	Concentrix Corp., 6.600%, 08/02/2028	2,168,760	0.0
4,188,000	Concentrix Corp., 6.850%, 08/02/2033	4,165,437	0.1
3,463,000 (1)	Constellation Software, Inc./Canada, 5.158%, 02/16/2029	3,461,900	0.0
2,382,000	Dell International LLC / EMC Corp., 5.400%, 04/15/2034	2,388,493	0.0
797,000	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	807,577	0.0
3,586,000	Fiserv, Inc., 5.150%, 03/15/2027	3,600,372	0.0
3,218,000	HP, Inc., 2.650%, 06/17/2031	2,729,925	0.0
4,890,000	IBM International Capital Pte Ltd., 4.750%, 02/05/2031	4,802,325	0.1
4,967,000	IBM International Capital Pte Ltd., 5.250%, 02/05/2044	4,849,802	0.1
2,846,000	IBM International Capital Pte Ltd., 5.300%, 02/05/2054	2,781,133	0.0
4,080,000	Intel Corp., 5.600%, 02/21/2054	4,160,113	0.1
			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Technology: (continued)
2,267,000	Intel Corp., 5.700%, 02/10/2053	$2,345,120	0.0
1,517,000	International Business Machines Corp., 3.500%, 05/15/2029	1,429,286	0.0
6,382,000	Intuit, Inc., 5.125%, 09/15/2028	6,497,896	0.1
5,342,000	Intuit, Inc., 5.200%, 09/15/2033	5,443,259	0.1
7,108,000	Intuit, Inc., 5.500%, 09/15/2053	7,383,988	0.1
1,894,000	KLA Corp., 4.700%, 02/01/2034	1,865,466	0.0
2,819,000	KLA Corp., 5.250%, 07/15/2062	2,796,323	0.0
2,252,000 (2)	Marvell Technology, Inc., 5.750%, 02/15/2029	2,306,745	0.0
1,424,000 (1)	Microsoft Corp., 2.500%, 09/15/2050	920,651	0.0
4,533,000	NXP BV / NXP Funding LLC, 5.350%, 03/01/2026	4,536,218	0.1
1,953,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.250%, 05/11/2041	1,452,505	0.0
1,900,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.400%, 05/01/2030	1,725,147	0.0
4,775,000 (1)(2)	Open Text Holdings, Inc., 4.125%, 12/01/2031	4,194,532	0.1
6,520,000	Oracle Corp., 2.300%, 03/25/2028	5,889,758	0.1
3,215,000	Oracle Corp., 3.600%, 04/01/2050	2,324,599	0.0
2,948,000	Oracle Corp., 3.650%, 03/25/2041	2,316,200	0.0
4,921,000	Oracle Corp., 3.800%, 11/15/2037	4,128,903	0.1
297,000	Oracle Corp., 3.850%, 07/15/2036	253,368	0.0
2,069,000	Oracle Corp., 3.850%, 04/01/2060	1,473,748	0.0
3,296,000	Oracle Corp., 3.950%, 03/25/2051	2,513,203	0.0
2,979,000	Oracle Corp., 6.150%, 11/09/2029	3,141,122	0.0
933,000	Oracle Corp., 6.900%, 11/09/2052	1,074,555	0.0
5,030,000	QUALCOMM, Inc., 6.000%, 05/20/2053	5,629,319	0.1
2,799,900	Seagate HDD Cayman, 9.625%, 12/01/2032	3,193,056	0.0
4,698,000	Texas Instruments, Inc., 5.050%, 05/18/2063	4,579,116	0.1
		138,689,852	1.6

See Accompanying Notes to Financial Statements

104

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: 3.9%
3,671,000 (1)	AEP Texas, Inc., 3.850%, 10/01/2025	$3,556,228	0.1
2,645,000	AEP Transmission Co. LLC, 5.150%, 04/01/2034	2,637,186	0.0
2,870,000	AES Corp., 1.375%, 01/15/2026	2,658,909	0.0
4,136,000	AES Corp., 2.450%, 01/15/2031	3,386,946	0.1
2,714,000 (1)	AES Corp., 3.950%, 07/15/2030	2,475,779	0.0
3,051,000	AES Corp., 5.450%, 06/01/2028	3,046,392	0.0
2,553,447	AES Panama Generation Holdings SRL, 4.375%, 05/31/2030	2,231,074	0.0
1,873,000	Alabama Power Co., 5.850%, 11/15/2033	1,973,620	0.0
2,470,000 (3)	Algonquin Power & Utilities Corp., 5.365%, 06/15/2026	2,457,363	0.0
3,851,000	Ameren Corp., 5.000%, 01/15/2029	3,832,207	0.1
2,784,000 (1)	American Transmission Systems, Inc., 2.650%, 01/15/2032	2,311,051	0.0
4,130,000 (1)	American Transmission Systems, Inc., 5.000%, 09/01/2044	3,745,980	0.1
2,407,000	American Water Capital Corp., 5.150%, 03/01/2034	2,416,652	0.0
6,135,000	American Water Capital Corp., 5.450%, 03/01/2054	6,193,203	0.1
1,793,000	Appalachian Power Co. Y, 4.500%, 03/01/2049	1,454,059	0.0
9,776,000	Avangrid, Inc., 3.200%, 04/15/2025	9,527,666	0.1
2,544,000	Avangrid, Inc., 3.800%, 06/01/2029	2,387,042	0.0
2,237,000	Black Hills Corp., 3.050%, 10/15/2029	2,007,459	0.0
3,900,000 (1)	Calpine Corp., 5.000%, 02/01/2031	3,581,477	0.1
2,166,000 (1)	Cleveland Electric Illuminating Co., 3.500%, 04/01/2028	2,023,673	0.0
1,593,000 (3)	CMS Energy Corp., 3.750%, 12/01/2050	1,307,195	0.0
7,338,000 (3)	CMS Energy Corp., 4.750%, 06/01/2050	6,767,060	0.1
2,512,000	Consolidated Edison Co. of New York, Inc., 4.625%, 12/01/2054	2,200,463	0.0
731,000	Consolidated Edison Co. of New York, Inc. 05-A, 5.300%, 03/01/2035	736,388	0.0
			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
731,000 (3)	Dominion Energy, Inc. C, 4.350%, 12/31/2199	$687,993	0.0
7,997,000	DTE Energy Co., 5.100%, 03/01/2029	7,968,398	0.1
1,295,000	Duke Energy Carolinas LLC, 2.550%, 04/15/2031	1,119,396	0.0
587,000	Duke Energy Carolinas LLC, 3.750%, 06/01/2045	458,260	0.0
1,542,000	Duke Energy Carolinas LLC, 3.875%, 03/15/2046	1,225,381	0.0
2,366,000	Duke Energy Carolinas LLC, 4.000%, 09/30/2042	1,971,850	0.0
55,000	Duke Energy Carolinas LLC, 4.250%, 12/15/2041	47,426	0.0
3,011,000	Duke Energy Carolinas LLC, 5.350%, 01/15/2053	2,972,978	0.0
735,000 (3)	Duke Energy Corp., 4.875%, 12/31/2199	730,429	0.0
4,024,000	Duke Energy Florida LLC, 2.400%, 12/15/2031	3,378,206	0.1
1,501,000	Duke Energy Florida LLC, 5.875%, 11/15/2033	1,586,915	0.0
1,834,000	Duke Energy Indiana LLC, 2.750%, 04/01/2050	1,164,439	0.0
1,662,000	Duke Energy Ohio, Inc., 2.125%, 06/01/2030	1,407,742	0.0
2,693,000	Duke Energy Ohio, Inc., 3.700%, 06/15/2046	2,077,332	0.0
3,413,000	Duke Energy Progress LLC, 3.700%, 10/15/2046	2,636,996	0.0
1,792,000	Duke Energy Progress LLC, 4.100%, 05/15/2042	1,515,621	0.0
104,000	Duke Energy Progress LLC, 4.100%, 03/15/2043	86,761	0.0
2,505,000	Duke Energy Progress LLC, 4.200%, 08/15/2045	2,093,750	0.0
1,645,000 (1)	Duquesne Light Holdings, Inc., 2.532%, 10/01/2030	1,364,999	0.0
2,695,000	Entergy Arkansas LLC, 2.650%, 06/15/2051	1,642,683	0.0
2,090,000	Entergy Arkansas LLC, 4.200%, 04/01/2049	1,735,722	0.0
4,202,000	Entergy Corp., 0.900%, 09/15/2025	3,940,452	0.1
2,722,000	Entergy Corp., 2.400%, 06/15/2031	2,262,696	0.0

See Accompanying Notes to Financial Statements

105

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
1,286,000	Entergy Corp., 2.800%, 06/15/2030	$1,124,825	0.0
3,667,000	Entergy Louisiana LLC, 4.200%, 04/01/2050	3,024,030	0.0
1,024,000	Entergy Louisiana LLC, 5.350%, 03/15/2034	1,028,290	0.0
3,014,000	Entergy Mississippi LLC, 5.000%, 09/01/2033	2,962,626	0.0
2,172,000	Entergy Texas, Inc., 4.000%, 03/30/2029	2,083,023	0.0
1,918,000	Essential Utilities, Inc., 5.375%, 01/15/2034	1,909,178	0.0
1,643,000	Evergy Kansas Central, Inc., 3.250%, 09/01/2049	1,135,259	0.0
1,341,000	Evergy Kansas Central, Inc., 5.900%, 11/15/2033	1,407,444	0.0
2,216,000	Evergy Metro, Inc. 2020, 2.250%, 06/01/2030	1,892,451	0.0
4,991,000	Eversource Energy, 2.900%, 03/01/2027	4,693,872	0.1
2,041,000	Eversource Energy, 5.125%, 05/15/2033	2,000,860	0.0
3,026,000	Eversource Energy, 5.450%, 03/01/2028	3,064,859	0.0
2,380,000	Eversource Energy, 5.500%, 01/01/2034	2,381,873	0.0
3,060,000	Eversource Energy, 5.950%, 02/01/2029	3,158,935	0.1
2,943,000	Eversource Energy Q, 0.800%, 08/15/2025	2,757,110	0.0
2,750,000	Eversource Energy U, 1.400%, 08/15/2026	2,508,268	0.0
4,871,000	Exelon Corp., 5.150%, 03/15/2028	4,885,398	0.1
4,012,000	Exelon Corp., 5.150%, 03/15/2029	4,022,771	0.1
1,961,000	Florida Power & Light Co., 4.625%, 05/15/2030	1,949,400	0.0
1,609,000	Georgia Power Co., 4.650%, 05/16/2028	1,593,839	0.0
3,055,000	Georgia Power Co. A, 2.200%, 09/15/2024	3,006,677	0.0
3,066,000	Interstate Power and Light Co., 3.250%, 12/01/2024	3,019,568	0.0
2,383,000	IPALCO Enterprises, Inc., 4.250%, 05/01/2030	2,220,359	0.0
1,087,000 (1)	Jersey Central Power & Light Co., 2.750%, 03/01/2032	905,907	0.0
3,199,000 (1)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	3,127,983	0.1
			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
1,461,000	Kentucky Utilities Co. KENT, 5.450%, 04/15/2033	$1,493,263	0.0
6,137,000 (1)	Liberty Utilities Co., 5.869%, 01/31/2034	6,203,848	0.1
1,461,000	Louisville Gas and Electric Co. LOU, 5.450%, 04/15/2033	1,493,898	0.0
271,000	Mississippi Power Co., 4.750%, 10/15/2041	235,778	0.0
4,552,000	Mississippi Power Co. 12-A, 4.250%, 03/15/2042	3,881,592	0.1
2,460,000 (1)	Monongahela Power Co., 3.550%, 05/15/2027	2,341,534	0.0
3,279,000 (1)	Monongahela Power Co., 5.850%, 02/15/2034	3,369,950	0.1
2,983,000 (1)	Narragansett Electric Co., 3.395%, 04/09/2030	2,725,151	0.0
4,817,000	National Grid PLC, 5.418%, 01/11/2034	4,785,133	0.1
4,763,000	National Rural Utilities Cooperative Finance Corp., 2.400%, 03/15/2030	4,133,945	0.1
3,798,000	National Rural Utilities Cooperative Finance Corp., 2.750%, 04/15/2032	3,230,971	0.1
1,016,000	National Rural Utilities Cooperative Finance Corp., 4.150%, 12/15/2032	943,816	0.0
2,571,000	National Rural Utilities Cooperative Finance Corp., 5.800%, 01/15/2033	2,676,566	0.0
2,160,000 (3)	National Rural Utilities Cooperative Finance Corp., 8.489%, (TSFR3M + 3.172%), 04/30/2043	2,159,713	0.0
2,300,000	National Rural Utilities Cooperative Finance Corp., GMTN, 5.000%, 02/07/2031	2,285,995	0.0
1,234,000	Nevada Power Co., 6.000%, 03/15/2054	1,303,570	0.0
4,273,000	NextEra Energy Capital Holdings, Inc., 1.875%, 01/15/2027	3,913,874	0.1
5,461,000 (3)	NextEra Energy Capital Holdings, Inc., 3.800%, 03/15/2082	4,981,696	0.1
3,711,000	NextEra Energy Capital Holdings, Inc., 4.255%, 09/01/2024	3,686,681	0.1

See Accompanying Notes to Financial Statements

106

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
4,500,000	NextEra Energy Capital Holdings, Inc., 6.051%, 03/01/2025	$4,518,540	0.1
2,430,000 (2)(3)	NextEra Energy Capital Holdings, Inc., 6.700%, 09/01/2054	2,444,011	0.0
3,724,000 (1)	Niagara Mohawk Power Corp., 1.960%, 06/27/2030	3,076,856	0.0
3,682,000 (1)	Niagara Mohawk Power Corp., 5.664%, 01/17/2054	3,666,430	0.1
4,000,000	NiSource, Inc., 0.950%, 08/15/2025	3,765,922	0.1
1,684,000	NSTAR Electric Co., 1.950%, 08/15/2031	1,363,083	0.0
4,188,000	Pacific Gas and Electric Co., 4.300%, 03/15/2045	3,314,435	0.1
2,484,000	Pacific Gas and Electric Co., 4.450%, 04/15/2042	2,038,366	0.0
2,473,000 (1)	Pennsylvania Electric Co., 5.150%, 03/30/2026	2,454,332	0.0
2,410,000	Public Service Electric and Gas Co., MTN, 5.200%, 03/01/2034	2,439,486	0.0
2,889,000	Public Service Enterprise Group, Inc., 0.800%, 08/15/2025	2,715,980	0.0
1,749,000	Public Service Enterprise Group, Inc., 1.600%, 08/15/2030	1,413,842	0.0
6,396,000	Public Service Enterprise Group, Inc., 2.450%, 11/15/2031	5,293,051	0.1
7,414,000	Public Service Enterprise Group, Inc., 5.200%, 04/01/2029	7,423,334	0.1
3,312,000	Public Service Enterprise Group, Inc., 5.850%, 11/15/2027	3,393,596	0.1
3,213,000	San Diego Gas & Electric Co., 4.950%, 08/15/2028	3,226,606	0.1
4,593,000	South Jersey Industries, Inc., 5.020%, 04/15/2031	3,638,234	0.1
3,430,000	Southern Co., 5.113%, 08/01/2027	3,433,206	0.1
4,457,000 (3)	Southern Co. 21-A, 3.750%, 09/15/2051	4,172,336	0.1
1,958,000	Southwestern Electric Power Co., 5.300%, 04/01/2033	1,935,687	0.0
4,444,000	Southwestern Electric Power Co. N, 1.650%, 03/15/2026	4,147,119	0.1
			Percentage
Principal			of Net
Amount†		Value	Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
1,709,000	Tampa Electric Co., 4.350%, 05/15/2044	$1,453,874	0.0
8,850,000 (1)	Vistra Operations Co. LLC, 4.375%, 05/01/2029	8,207,709	0.1
4,673,000	WEC Energy Group, Inc., 1.375%, 10/15/2027	4,119,709	0.1
2,748,000	WEC Energy Group, Inc., 2.200%, 12/15/2028	2,431,034	0.0
927,000	WEC Energy Group, Inc., 5.000%, 09/27/2025	922,082	0.0
1,297,000	WEC Energy Group, Inc., 5.150%, 10/01/2027	1,299,826	0.0
1,500,000	Wisconsin Electric Power Co., 1.700%, 06/15/2028	1,329,668	0.0
2,477,000	Wisconsin Power and Light Co., 5.375%, 03/30/2034	2,494,498	0.0
3,590,000	Wisconsin Public Service Corp., 3.671%, 12/01/2042	2,843,324	0.0
		331,679,452	3.9
	Total Corporate Bonds/Notes
	(Cost $2,729,944,748)	2,661,745,523	31.3

U.S. GOVERNMENT AGENCY OBLIGATIONS: 20.3%
	Federal Home Loan Mortgage Corporation: 1.6%(4)
154,735	2.500%, 05/01/2030	145,186	0.0
305,636	2.500%, 05/01/2030	286,070	0.0
392,664	2.500%, 06/01/2030	369,810	0.0
704,954	3.000%, 11/01/2042	630,892	0.0
692,697	3.000%, 02/01/2043	619,563	0.0
680,323	3.000%, 03/01/2045	605,065	0.0
896,075	3.000%, 03/01/2045	800,112	0.0
2,211,800	3.000%, 04/01/2045	1,968,050	0.0
2,320,254	3.000%, 04/01/2045	2,068,397	0.0
1,008,177	3.000%, 10/01/2046	892,094	0.0
8,429,120	3.000%, 10/01/2046	7,432,387	0.1
3,214,832	3.000%, 03/01/2048	2,834,825	0.0
4,115,822	3.000%, 03/01/2048	3,633,035	0.1
10,203,723	3.000%, 08/01/2048	8,965,760	0.1
3,308,960	3.500%, 01/01/2045	3,035,410	0.1
1,126,331	3.500%, 03/01/2045	1,032,035	0.0
5,263,383	3.500%, 12/01/2046	4,822,986	0.1
9,090,121	3.500%, 12/01/2046	8,302,197	0.1
3,967,864	3.500%, 04/01/2047	3,655,532	0.1
2,720,865	3.500%, 07/01/2047	2,484,998	0.0
2,514,209	3.500%, 10/01/2047	2,298,451	0.0
9,776,022	3.500%, 01/01/2048	8,928,428	0.1
1,333,282	3.500%, 03/01/2048	1,222,645	0.0
23,971,107	3.500%, 03/01/2048	21,955,278	0.3
15,822,709	3.500%, 11/01/2048	14,492,082	0.2
262,264	4.000%, 10/01/2041	247,506	0.0

See Accompanying Notes to Financial Statements

107

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal Home Loan Mortgage Corporation (continued)
403,626	4.000%, 12/01/2041	$380,919	0.0
1,411,559	4.000%, 08/01/2044	1,339,168	0.0
384,108	4.000%, 07/01/2045	364,409	0.0
565,845	4.000%, 09/01/2045	535,630	0.0
967,834	4.000%, 09/01/2045	918,197	0.0
1,124,392	4.000%, 09/01/2045	1,066,724	0.0
8,777,547	4.000%, 11/01/2045	8,327,341	0.1
942,751	4.000%, 05/01/2046	894,400	0.0
599,319	4.000%, 05/01/2047	570,242	0.0
3,150,449	4.000%, 11/01/2047	2,959,070	0.0
195,977	4.000%, 03/01/2048	185,701	0.0
3,703,050	4.000%, 06/01/2048	3,545,845	0.1
3,500,000	4.350%, 01/01/2030	3,431,861	0.1
142,190	4.500%, 08/01/2041	139,678	0.0
404,386	4.500%, 09/01/2041	397,242	0.0
373,693	4.500%, 10/01/2041	367,091	0.0
1,008,014	4.500%, 03/01/2044	985,218	0.0
1,596,589	4.500%, 02/01/2048	1,549,236	0.0
230,797	4.500%, 06/01/2048	223,856	0.0
37,966	5.000%, 01/01/2041	37,921	0.0
199,839	5.000%, 04/01/2041	197,988	0.0
11,638	5.500%, 07/01/2037	11,900	0.0
709,423	5.500%, 11/01/2038	725,347	0.0
2,145 (3)	5.501%, (RFUCCT1Y + 1.755%), 05/01/2037	2,152	0.0
767	6.000%, 12/01/2028	776	0.0
8,915	6.000%, 01/01/2029	9,006	0.0
1,964	6.500%, 12/01/2031	2,010	0.0
196,850	6.500%, 09/01/2034	201,734	0.0
		133,099,456	1.6
	Federal National Mortgage Association: 0.3%(4)
15,654,386	3.000%, 12/01/2054	13,432,585	0.2
2,206,046	3.500%, 01/01/2044	2,021,124	0.0
2,788,348	4.000%, 12/01/2046	2,649,718	0.0
1,015,562	4.500%, 09/01/2047	1,019,196	0.0
7,843,990	5.000%, 08/01/2056	7,740,101	0.1
52,517	6.000%, 05/01/2038	52,888	0.0
		26,915,612	0.3
	Government National Mortgage Association: 4.5%
8,708,259	2.500%, 03/20/2051	7,432,068	0.1
5,053,079	2.500%, 04/20/2051	4,288,087	0.1
20,528,897	2.500%, 04/20/2051	17,510,999	0.2
7,075,368	2.500%, 05/20/2051	6,035,885	0.1
18,402,577	2.500%, 08/20/2051	15,694,051	0.2
7,974,182	2.500%, 09/20/2051	6,799,681	0.1
31,273,744	2.500%, 10/20/2051	26,654,502	0.3
13,821,841	2.500%, 11/20/2051	11,784,592	0.1
18,373,599	2.500%, 12/20/2051	15,659,681	0.2
24,163,671	2.500%, 04/20/2052	20,587,962	0.2
5,709,347	3.000%, 10/20/2049	5,120,909	0.1
2,716,149	3.000%, 11/20/2049	2,436,567	0.0
2,555,306	3.000%, 10/20/2051	2,254,310	0.0
4,395,873	3.000%, 10/20/2051	3,790,565	0.0
2,704,416	3.000%, 11/20/2051	2,332,021	0.0
607,032	3.500%, 07/20/2046	552,495	0.0
2,960,158	3.500%, 07/20/2046	2,657,668	0.0
971,343	3.500%, 10/20/2046	890,823	0.0
445,537	3.500%, 02/20/2047	410,464	0.0

			Percentage
Principal			of Net
Amount†		Value	Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
375,693	3.500%, 03/20/2047	$344,881	0.0
275,867	3.500%, 07/20/2047	254,771	0.0
558,850	3.500%, 08/20/2047	513,302	0.0
882,957	3.500%, 09/20/2047	809,421	0.0
5,673,238	3.500%, 12/20/2047	5,215,172	0.1
3,417,235	3.500%, 01/20/2048	3,148,433	0.0
3,011,568	3.500%, 02/20/2048	2,768,843	0.0
5,289,146	3.500%, 02/20/2048	4,887,811	0.1
558,261	3.500%, 03/20/2048	512,175	0.0
13,877,970	3.500%, 03/20/2048	12,795,894	0.2
104,904	4.000%, 11/20/2040	100,912	0.0
593,966	4.000%, 03/20/2046	564,745	0.0
7,590,290	4.000%, 09/20/2047	7,200,312	0.1
3,661,342	4.000%, 02/20/2050	3,463,096	0.0
6,024,504	4.000%, 05/20/2053	5,638,450	0.1
140,226	4.500%, 10/15/2039	138,071	0.0
102,602	4.500%, 11/15/2039	101,114	0.0
111,784	4.500%, 11/15/2039	110,197	0.0
34,683	4.500%, 12/15/2039	34,119	0.0
6,299,824	4.500%, 08/20/2040	6,210,223	0.1
7,363,887	4.500%, 09/20/2040	7,254,647	0.1
4,829,198	4.500%, 06/20/2041	4,760,524	0.1
31,476	4.500%, 08/20/2041	31,029	0.0
635,083	4.500%, 09/15/2047	617,298	0.0
95,244,762	4.500%, 07/20/2053	91,520,416	1.1
1,221,860	5.000%, 01/20/2053	1,201,548	0.0
31,079,531	5.000%, 04/20/2053	30,563,140	0.4
36,456,000 (5)	5.000%, 05/15/2053	35,841,621	0.4
		379,495,495	4.5
	Uniform Mortgage-Backed Securities: 13.9%
18,288,709	2.000%, 12/01/2050	14,585,612	0.2
11,552,654	2.000%, 05/01/2051	9,324,831	0.1
24,781,586	2.000%, 05/01/2051	19,681,501	0.2
33,228,525	2.000%, 05/01/2051	26,441,550	0.3
939,768	2.000%, 07/01/2051	747,946	0.0
4,864,155	2.000%, 08/01/2051	3,890,837	0.1
10,182,514	2.000%, 08/01/2051	8,091,783	0.1
19,779,987	2.000%, 09/01/2051	15,714,718	0.2
9,322,178	2.000%, 10/01/2051	7,401,869	0.1
912,651	2.000%, 11/01/2051	731,510	0.0
2,047,358	2.000%, 11/01/2051	1,642,625	0.0
16,519,443	2.000%, 11/01/2051	13,287,659	0.2
8,435,750	2.000%, 12/01/2051	6,781,848	0.1
28,079,173	2.000%, 12/01/2051	22,279,839	0.3
4,760,343	2.000%, 01/01/2052	3,829,144	0.1
4,192,257	2.000%, 02/01/2052	3,374,428	0.0
4,764,718	2.000%, 02/01/2052	3,828,963	0.1
8,093,533	2.000%, 02/01/2052	6,514,792	0.1
8,121,486	2.000%, 02/01/2052	6,527,227	0.1
11,611,098	2.000%, 02/01/2052	9,331,956	0.1
11,709,461	2.000%, 02/01/2052	9,425,129	0.1
13,486,918	2.000%, 02/01/2052	10,859,648	0.1
23,935,646	2.000%, 02/01/2052	18,999,185	0.2
26,147,001	2.000%, 02/01/2052	21,020,864	0.3
4,735,922	2.000%, 03/01/2052	3,807,754	0.1
5,139,160	2.000%, 03/01/2052	4,147,359	0.1
5,708,303	2.000%, 03/01/2052	4,558,946	0.1
27,157,466	2.000%, 03/01/2052	21,525,135	0.3

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
6,289,379	2.000%, 04/01/2052	$5,062,903	0.1
567,274	2.500%, 05/01/2030	534,157	0.0
832,108	2.500%, 06/01/2030	783,974	0.0
1,106,575	2.500%, 06/01/2030	1,041,416	0.0
471,623	2.500%, 07/01/2030	443,850	0.0
13,895	2.500%, 02/01/2050	11,598	0.0
22,257	2.500%, 04/01/2050	18,581	0.0
18,089	2.500%, 05/01/2050	15,093	0.0
33,892	2.500%, 05/01/2050	28,289	0.0
35,034	2.500%, 05/01/2050	29,227	0.0
65,009	2.500%, 05/01/2050	54,258	0.0
175,956	2.500%, 05/01/2050	146,820	0.0
15,506	2.500%, 06/01/2050	12,932	0.0
1,652,337	2.500%, 06/01/2050	1,390,158	0.0
19,624,844	2.500%, 06/01/2050	16,526,231	0.2
217,599	2.500%, 07/01/2050	181,462	0.0
3,288,263	2.500%, 07/01/2050	2,745,290	0.0
25,920,458	2.500%, 07/01/2050	21,641,606	0.3
105,760	2.500%, 08/01/2050	88,313	0.0
706,154	2.500%, 08/01/2050	589,527	0.0
1,864,950	2.500%, 08/01/2050	1,555,373	0.0
2,096,512	2.500%, 08/01/2050	1,748,158	0.0
22,305,328	2.500%, 08/01/2050	18,783,384	0.2
25,996	2.500%, 09/01/2050	21,703	0.0
80,607	2.500%, 09/01/2050	67,277	0.0
200,981	2.500%, 09/01/2050	167,494	0.0
813,417	2.500%, 09/01/2050	678,430	0.0
939,440	2.500%, 09/01/2050	783,497	0.0
3,996,522	2.500%, 10/01/2050	3,332,114	0.0
4,287,620	2.500%, 10/01/2050	3,574,118	0.0
3,467,691	2.500%, 11/01/2050	2,929,265	0.0
81,439	2.500%, 01/01/2051	67,826	0.0
9,797,648	2.500%, 02/01/2051	8,122,092	0.1
22,671,257	2.500%, 04/01/2051	18,864,487	0.2
3,340,185	2.500%, 05/01/2051	2,787,163	0.0
37,555,746	2.500%, 06/01/2051	31,212,463	0.4
4,116,344	2.500%, 09/01/2051	3,446,129	0.0
18,668,610	2.500%, 11/01/2051	15,561,948	0.2
2,539,557	2.500%, 12/01/2051	2,129,670	0.0
16,271,260	2.500%, 12/01/2051	13,698,740	0.2
15,695,328	2.500%, 01/01/2052	13,173,569	0.2
26,019,581	2.500%, 01/01/2052	21,797,858	0.3
3,846,163	2.500%, 02/01/2052	3,249,004	0.0
4,026,022	2.500%, 02/01/2052	3,389,442	0.0
6,353,348	2.500%, 02/01/2052	5,297,161	0.1
7,205,670	2.500%, 02/01/2052	6,007,824	0.1
11,097,142	2.500%, 02/01/2052	9,200,868	0.1
110,140,456	2.500%, 02/01/2052	92,013,372	1.1
6,262,068	2.500%, 03/01/2052	5,248,494	0.1
9,603,322	2.500%, 03/01/2052	8,052,357	0.1
29,140,107	2.500%, 03/01/2052	24,442,794	0.3
17,871,606	2.500%, 04/01/2052	14,985,220	0.2
785,277	3.000%, 08/01/2030	750,340	0.0
392,909	3.000%, 09/01/2030	374,510	0.0
781,442	3.000%, 08/01/2035	732,205	0.0
1,576,429	3.000%, 04/01/2043	1,408,156	0.0
1,435,278	3.000%, 07/01/2043	1,282,071	0.0
472,264	3.000%, 08/01/2043	421,863	0.0
299,517	3.000%, 09/01/2043	267,583	0.0

			Percentage
Principal			of Net
Amount†		Value	Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
4,883,980	3.000%, 04/01/2045	$4,348,573	0.1
937,041	3.000%, 08/01/2046	827,569	0.0
2,072,528	3.000%, 08/01/2046	1,829,191	0.0
668,435	3.000%, 11/01/2046	594,167	0.0
1,522,793	3.000%, 12/01/2046	1,340,222	0.0
5,881,458	3.000%, 12/01/2046	5,185,277	0.1
11,340,499	3.000%, 01/01/2047	9,941,732	0.1
2,754,757	3.000%, 02/01/2047	2,423,333	0.0
3,401,025	3.000%, 03/01/2047	2,992,560	0.0
2,701,729	3.000%, 07/01/2047	2,378,359	0.0
21,202,821	3.000%, 10/01/2050	18,407,458	0.2
1,982,204	3.000%, 03/01/2051	1,719,033	0.0
5,156,217	3.000%, 01/01/2052	4,531,252	0.1
41,643,925	3.000%, 01/01/2052	36,273,173	0.4
3,729,321	3.000%, 02/01/2052	3,271,510	0.0
4,362,140	3.000%, 02/01/2052	3,811,864	0.1
5,126,019	3.000%, 02/01/2052	4,463,698	0.1
5,379,179	3.000%, 02/01/2052	4,727,165	0.1
5,642,721	3.000%, 02/01/2052	4,935,582	0.1
11,078,502	3.000%, 02/01/2052	9,679,351	0.1
10,142,113	3.000%, 03/01/2052	8,866,881	0.1
15,792,809	3.000%, 03/01/2052	13,739,832	0.2
20,206,969	3.000%, 05/01/2052	17,588,033	0.2
45,420,593	3.000%, 05/01/2052	39,367,418	0.5
12,738,713	3.500%, 06/01/2034	12,195,258	0.1
1,834,792	3.500%, 10/01/2042	1,687,761	0.0
815,272	3.500%, 04/01/2043	749,078	0.0
2,365,500	3.500%, 08/01/2043	2,173,926	0.0
1,425,294	3.500%, 03/01/2044	1,306,556	0.0
169,407	3.500%, 01/01/2046	155,154	0.0
124,806	3.500%, 02/01/2046	114,289	0.0
261,440	3.500%, 02/01/2046	239,453	0.0
10,690,530	3.500%, 08/01/2046	9,786,209	0.1
717,265	3.500%, 08/01/2047	654,302	0.0
950,304	3.500%, 09/01/2047	866,874	0.0
12,482,219	3.500%, 11/01/2047	11,502,262	0.1
366,915	3.500%, 12/01/2047	334,703	0.0
777,405	3.500%, 02/01/2048	708,143	0.0
778,258	3.500%, 05/01/2048	708,311	0.0
7,376,328	3.500%, 07/01/2048	6,747,937	0.1
1,789,904	3.500%, 10/01/2049	1,642,983	0.0
2,355,261	3.500%, 02/01/2052	2,137,142	0.0
99,499	4.000%, 03/01/2042	94,322	0.0
94,551	4.000%, 07/01/2042	89,624	0.0
298,915	4.000%, 07/01/2042	282,050	0.0
783,988	4.000%, 07/01/2042	743,116	0.0
418,040	4.000%, 09/01/2043	398,993	0.0
1,041,876	4.000%, 01/01/2045	987,222	0.0
8,004,629	4.000%, 01/01/2045	7,665,811	0.1
946,182	4.000%, 03/01/2045	896,549	0.0
2,944,216	4.000%, 05/01/2045	2,790,685	0.0
834,254	4.000%, 06/01/2045	790,489	0.0
826,522	4.000%, 11/01/2045	783,501	0.0
2,454,376	4.000%, 02/01/2046	2,325,621	0.0
4,174,169	4.000%, 07/01/2047	3,950,419	0.1
374,228	4.000%, 08/01/2047	353,781	0.0
1,127,835	4.000%, 08/01/2047	1,065,977	0.0
96,493	4.000%, 03/01/2048	90,712	0.0
384,312	4.000%, 03/01/2048	363,115	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
3,717,221	4.000%, 06/01/2048	$3,492,157	0.0
3,045,983	4.000%, 09/01/2048	2,887,353	0.0
7,854,758	4.000%, 04/01/2049	7,379,223	0.1
8,978,919	4.000%, 05/01/2052	8,349,682	0.1
5,739,335	4.000%, 06/01/2052	5,383,788	0.1
26,628,096	4.000%, 08/01/2052	24,707,918	0.3
3,275,936	4.000%, 11/01/2052	3,075,546	0.0
957,239	4.250%, 11/01/2043	920,893	0.0
73,274	4.500%, 11/01/2040	71,890	0.0
207,250	4.500%, 11/01/2040	203,334	0.0
1,248,869	4.500%, 11/01/2040	1,225,280	0.0
2,020	4.500%, 12/01/2040	1,982	0.0
3,599	4.500%, 12/01/2040	3,531	0.0
2,200	4.500%, 01/01/2041	2,140	0.0
3,859	4.500%, 01/01/2041	3,786	0.0
151,378	4.500%, 10/01/2041	148,516	0.0
248,063	4.500%, 10/01/2044	240,163	0.0
382,017	4.500%, 12/01/2045	372,908	0.0
265,370	4.500%, 04/01/2047	258,816	0.0
915,485	4.500%, 04/01/2047	891,269	0.0
1,620,070	4.500%, 04/01/2047	1,577,398	0.0
2,152,335	4.500%, 04/01/2047	2,096,072	0.0
708,883	4.500%, 05/01/2047	684,426	0.0
764,494	4.500%, 05/01/2047	744,027	0.0
805,848	4.500%, 05/01/2047	787,562	0.0
852,851	4.500%, 05/01/2047	833,495	0.0
902,581	4.500%, 05/01/2047	882,095	0.0
294,837	4.500%, 06/01/2047	286,674	0.0
428,387	4.500%, 06/01/2047	416,527	0.0
710,600	4.500%, 06/01/2047	691,438	0.0
1,510,300	4.500%, 07/01/2047	1,466,151	0.0
101,288	4.500%, 08/01/2047	98,276	0.0
7,550,443	4.500%, 08/01/2052	7,246,461	0.1
23,340,870	4.500%, 10/01/2052	22,234,987	0.3
1,233,020	5.000%, 05/01/2042	1,239,983	0.0
14,193,423	5.000%, 10/01/2052	13,863,967	0.2
59,094	5.500%, 03/01/2037	59,893	0.0
70,430	5.500%, 06/01/2039	71,924	0.0
578,446	5.500%, 10/01/2039	590,727	0.0
52,830,567	5.500%, 06/01/2053	52,600,858	0.6
40,765,141	5.500%, 08/01/2053	40,581,071	0.5
24,350,000 (5)	5.500%, 04/01/2054	24,232,938	0.3
35,827	6.000%, 09/01/2036	36,422	0.0
80	6.500%, 02/01/2028	82	0.0
109	6.500%, 09/01/2031	112	0.0
403	6.500%, 09/01/2031	412	0.0
11,100	6.500%, 11/01/2031	11,508	0.0
4,450	6.500%, 04/01/2032	4,605	0.0
999	6.500%, 08/01/2032	1,021	0.0
3,230	6.500%, 08/01/2032	3,300	0.0
3,304	7.000%, 12/01/2027	3,407	0.0
671	7.000%, 10/01/2031	692	0.0
466	7.000%, 03/01/2032	481	0.0
484	7.500%, 09/01/2030	494	0.0
1,488	7.500%, 09/01/2031	1,511	0.0

			Percentage
Principal			of Net
Amount†		Value	Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
10,092	7.500%, 02/01/2032	$10,179	0.0
		1,184,933,277	13.9
	Total U.S. Government Agency Obligations (Cost $1,859,741,009)	1,724,443,840	20.3
COLLATERALIZED MORTGAGE OBLIGATIONS: 15.5%
1,288,755 (3)	Alternative Loan Trust 2004-J7 M1, 5.117%, (TSFR1M + 1.134%), 10/25/2034	1,270,302	0.0
365,467 (3)	Alternative Loan Trust 2005-53T2 2A6, 5.944%, (TSFR1M + 0.614%), 11/25/2035	199,824	0.0
405,466	Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/2035	283,276	0.0
468,269	Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	386,497	0.0
931,731 (3)	Alternative Loan Trust 2005-J2 1A12, 5.500%, (TSFR1M + 0.514%), 04/25/2035	717,288	0.0
625,640	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	311,217	0.0
113,925 (3)	Alternative Loan Trust 2006-18CB A10, 5.844%, (TSFR1M + 0.514%), 07/25/2036	49,275	0.0
681,944 (3)	Alternative Loan Trust 2006-19CB A28, 6.000%, (TSFR1M + 0.714%), 08/25/2036	334,617	0.0
831,288 (3)	Alternative Loan Trust 2007-23CB A3, 5.944%, (TSFR1M + 0.614%), 09/25/2037	326,319	0.0
1,868,508 (3)	Alternative Loan Trust 2007-2CB 2A1, 5.750%, (TSFR1M + 0.714%), 03/25/2037	815,387	0.0
821,667	Alternative Loan Trust 2007-3T1 1A11, 6.000%, 04/25/2037	388,417	0.0
723,421 (3)	Alternative Loan Trust 2007-8CB A3, 5.944%, (TSFR1M + 0.614%), 05/25/2037	333,971	0.0
1,292,100 (3)	American Home Mortgage Assets Trust 2007-4 A4, 6.024%, (TSFR1M + 0.694%), 08/25/2037	1,140,624	0.0
612,630 (1)(3)	Arroyo Mortgage Trust 2019-3 A3, 3.416%, 10/25/2048	569,112	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
520,488 (3)	Banc of America Funding Trust 2007-2 1A16, 6.000%, (TSFR1M + 0.714%), 03/25/2037	$380,992	0.0
608,911 (6)	Banc of America Mortgage Trust 2007-2 A8, 6.000%, 05/25/2037	60,502	0.0
2,563,065 (1)(3)	Bayview MSR Opportunity Master Fund Trust 2022-2 AF, 5.000%, (SOFR30A + 0.850%), 12/25/2051	2,381,698	0.0
647,430 (3)	Bear Stearns ALT-A Trust 2005-4 23A1, 5.138%, 05/25/2035	609,417	0.0
834,741 (3)	Bear Stearns ALT-A Trust 2005-7 21A1, 5.501%, 09/25/2035	675,026	0.0
1,000,000 (1)(3)	Bellemeade Re Ltd. 2022-1 M1C, 9.020%, (SOFR30A + 3.700%), 01/26/2032	1,018,890	0.0
13,147,000 (1)(3)	Bellemeade RE Ltd. 2021-3A M1C, 6.870%, (SOFR30A + 1.550%), 09/25/2031	13,109,102	0.2
1,739,517 (1)(3)	Chase Home Lending Mortgage Trust 2019-1 B2, 3.889%, 03/25/2050	1,513,445	0.0
2,033,285 (1)(3)	Chase Home Lending Mortgage Trust 2019-1 B3, 3.889%, 03/25/2050	1,751,791	0.0
846,150 (3)	CHL Mortgage Pass-Through Trust 2004-22 A3, 4.706%, 11/25/2034	765,850	0.0
447,549	CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/2037	219,919	0.0
667,287 (1)(3)	CHNGE Mortgage Trust 2022-1 A1, 3.007%, 01/25/2067	610,252	0.0
85,823 (1)(3)	CIM Trust 2019-INV1 A1, 4.000%, 02/25/2049	80,160	0.0
233,950 (1)(3)	CIM Trust 2019-INV3 A3, 3.500%, 08/25/2049	206,703	0.0
2,683,283 (1)(3)	CIM Trust 2019-J2 B2, 3.768%, 10/25/2049	2,345,894	0.0
895,259 (1)(3)	CIM Trust 2019-J2 B3, 3.768%, 10/25/2049	771,370	0.0
2,600,000 (1)(3)	CIM Trust 2019-R5 M2, 3.250%, 09/25/2059	2,322,277	0.0
3,012,771 (1)(3)	CIM Trust 2020-J1 B3, 3.445%, 07/25/2050	2,456,817	0.0
673,407	Citicorp Mortgage Securities Trust Series 2006-3 1A4, 6.000%, 06/25/2036	590,890	0.0

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
603,514 (3)	Citigroup Mortgage Loan Trust 2006-AR9 2A, 5.366%, 11/25/2036	$506,983	0.0
273,978 (3)	Citigroup Mortgage Loan Trust 2007-10 22AA, 4.496%, 09/25/2037	244,317	0.0
662,338 (1)(3)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	633,345	0.0
1,294,767 (1)(3)	Citigroup Mortgage Loan Trust 2021-J2 B2W, 2.769%, 07/25/2051	1,052,330	0.0
1,455,230 (1)(3)	Citigroup Mortgage Loan Trust 2021-J2 B3W, 2.769%, 07/25/2051	1,146,317	0.0
723,727 (1)(3)	Connecticut Avenue Securities Trust 2019-R05 1B1, 9.535%, (SOFR30A + 4.214%), 07/25/2039	754,306	0.0
1,445,131 (1)(3)	Connecticut Avenue Securities Trust 2020-R02 2M2, 7.435%, (SOFR30A + 2.114%), 01/25/2040	1,461,039	0.0
800,000 (1)(3)	Connecticut Avenue Securities Trust 2020-SBT1 1M2, 9.085%, (SOFR30A + 3.764%), 02/25/2040	848,490	0.0
13,600,000 (1)(3)	Connecticut Avenue Securities Trust 2022-R01 1B1, 8.470%, (SOFR30A + 3.150%), 12/25/2041	13,997,207	0.2
615,444 (1)	CSMC Series 2008-2R 1A1, 6.000%, 07/25/2037	513,943	0.0
654,341 (1)(3)	CSMC Trust 2015-2 B3, 3.884%, 02/25/2045	611,850	0.0
50,222,588 (3)(6)	Deutsche Alt-B Securities Mortgage Loan Trust Series 2007-AB1 X, 0.776%, 04/25/2037	1,826,992	0.0
141,450 (3)	Fannie Mae Connecticut Avenue Securities 2016-C01 2M2, 12.385%, (SOFR30A + 7.064%), 08/25/2028	147,529	0.0
349,327 (1)(3)	Fannie Mae Connecticut Avenue Securities 2019-R01 2M2, 7.885%, (SOFR30A + 2.564%), 07/25/2031	350,224	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
690,143 (1)(3)	Fannie Mae Connecticut Avenue Securities 2020-R01 1M2, 7.485%, (SOFR30A + 2.164%), 01/25/2040	$699,559	0.0
4,578,457 (1)(3)	Fannie Mae Connecticut Avenue Securities 2020-R02 2B1, 8.435%, (SOFR30A + 3.114%), 01/25/2040	4,712,848	0.1
500,000 (1)(3)	Fannie Mae Connecticut Avenue Securities 2020-SBT1 2M2, 9.085%, (SOFR30A + 3.764%), 02/25/2040	530,306	0.0
2,500,000 (1)(3)	Fannie Mae Connecticut Avenue Securities 2021-R02 2B1, 8.620%, (SOFR30A + 3.300%), 11/25/2041	2,582,566	0.0
3,000,000 (1)(3)	Fannie Mae Connecticut Avenue Securities 2023-R07 2M2, 8.571%, (SOFR30A + 3.250%), 09/25/2043	3,143,994	0.1
2,252 (3)	Fannie Mae Grantor Trust 1998-T2 A6, 0.027%, (US0001M + 0.550%), 01/25/2032	2,251	0.0
119,252 (6)	Fannie Mae Interest Strip 418 20, 3.000%, 05/25/2043	15,742	0.0
310,972 (6)	Fannie Mae Interest Strip 418 59, 3.000%, 08/25/2028	11,363	0.0
114,084,762 (6)	Fannie Mae Interest Strip 428 C28, 2.000%, 07/25/2037	6,326,262	0.1
17,002 (3)(6)	Fannie Mae REMIC Trust 1997-18 SG, 2.667%, (-1.000*SOFR30A + 7.986%), 03/17/2027	148	0.0
39,806	Fannie Mae REMIC Trust 1999-33 Z, 6.000%, 07/25/2029	39,887	0.0
11(3)(6)	Fannie Mae REMIC Trust 1999-57 SC, 4.317%, (-1.000*SOFR30A + 9.636%), 11/17/2029	—	0.0
139,531 (3)(6)	Fannie Mae REMIC Trust 2001-72 SC, 1.000%, (-1.000*SOFR30A + 8.386%), 12/25/2031	2,879	0.0
10,911 (3)(6)	Fannie Mae REMIC Trust 2001-8 SK, 3.317%, (-1.000*SOFR30A + 8.636%), 03/18/2031	258	0.0

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,933,794	Fannie Mae REMIC Trust 2002-W9 A4, 6.000%, 08/25/2042	$2,917,121	0.1
516,404	Fannie Mae REMIC Trust 2003-105 AZ, 5.500%, 10/25/2033	514,976	0.0
215,078 (3)	Fannie Mae REMIC Trust 2003-45 FJ, 6.934%, (SOFR30A + 1.614%), 06/25/2033	220,134	0.0
530,521 (3)(6)	Fannie Mae REMIC Trust 2003-49 SW, 1.565%, (-1.000*SOFR30A + 6.886%), 01/25/2033	39,403	0.0
657,236 (3)(6)	Fannie Mae REMIC Trust 2003-66 SA, 2.215%, (-1.000*SOFR30A + 7.536%), 07/25/2033	69,766	0.0
130,702 (6)	Fannie Mae REMIC Trust 2003-74 IO, 6.000%, 08/25/2033	22,939	0.0
282,793	Fannie Mae REMIC Trust 2003-84 PZ, 5.000%, 09/25/2033	276,455	0.0
539,801	Fannie Mae REMIC Trust 2004-50 VZ, 5.500%, 07/25/2034	542,781	0.0
2,381,673 (3)(6)	Fannie Mae REMIC Trust 2004-54 SN, 1.615%, (-1.000*SOFR30A + 6.936%), 07/25/2034	174,992	0.0
29,074 (3)	Fannie Mae REMIC Trust 2004-56 FE, 5.885%, (SOFR30A + 0.564%), 10/25/2033	28,970	0.0
221,188	Fannie Mae REMIC Trust 2004-7 Z, 5.500%, 02/25/2034	219,424	0.0
483,766	Fannie Mae REMIC Trust 2004-75 ZG, 4.500%, 10/25/2034	469,594	0.0
1,375,664	Fannie Mae REMIC Trust 2005-25 Z, 5.000%, 04/25/2035	1,357,603	0.0
4,978,632 (3)(6)	Fannie Mae REMIC Trust 2005-75 ES, 0.615%, (-1.000*SOFR30A + 5.936%), 09/25/2035	329,246	0.0
391,569 (3)(6)	Fannie Mae REMIC Trust 2005-75 SP, 1.315%, (-1.000*SOFR30A + 6.636%), 08/25/2035	18,489	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
63,525 (3)	Fannie Mae REMIC Trust 2006-104 ES, 6.276%, (-1.000*SOFR30A + 32.878%), 11/25/2036	$79,016	0.0
923,779 (3)(6)	Fannie Mae REMIC Trust 2006-12 SD, 1.315%, (-1.000*SOFR30A + 6.636%), 10/25/2035	52,632	0.0
374,991 (3)(6)	Fannie Mae REMIC Trust 2006-123 UI, 1.305%, (-1.000*SOFR30A + 6.626%), 01/25/2037	32,752	0.0
1,212,044 (3)(6)	Fannie Mae REMIC Trust 2006-56 SM, 1.315%, (-1.000*SOFR30A + 6.636%), 07/25/2036	86,172	0.0
36,702 (3)(6)	Fannie Mae REMIC Trust 2006-72 HS, 1.265%, (-1.000*SOFR30A + 6.586%), 08/25/2026	581	0.0
9,736	Fannie Mae REMIC Trust 2007-10 Z, 6.000%, 02/25/2037	9,939	0.0
360,329 (3)(6)	Fannie Mae REMIC Trust 2007-21 SB, 0.965%, (-1.000*SOFR30A + 6.286%), 03/25/2037	11,645	0.0
823,144 (3)(6)	Fannie Mae REMIC Trust 2007-52 NS, 1.015%, (-1.000*SOFR30A + 6.336%), 06/25/2037	72,464	0.0
738,318 (3)(6)	Fannie Mae REMIC Trust 2007-85 SM, 1.025%, (-1.000*SOFR30A + 6.346%), 09/25/2037	60,883	0.0
1,657,301 (3)(6)	Fannie Mae REMIC Trust 2007-91 AS, 0.965%, (-1.000*SOFR30A + 6.286%), 10/25/2037	142,832	0.0
1,831,545 (3)(6)	Fannie Mae REMIC Trust 2008-12 SC, 0.915%, (-1.000*SOFR30A + 6.236%), 03/25/2038	118,574	0.0
201,046	Fannie Mae REMIC Trust 2008-16 Z, 5.500%, 03/25/2038	196,868	0.0
845,647	Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	829,779	0.0

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,320,741 (3)	Fannie Mae REMIC Trust 2009-50 HZ, 5.539%, 02/25/2049	$4,328,241	0.1
3,902,122 (3)(6)	Fannie Mae REMIC Trust 2009-66 SP, 0.665%, (-1.000*SOFR30A + 5.986%), 09/25/2039	191,540	0.0
910,992 (3)(6)	Fannie Mae REMIC Trust 2009-90 TS, 0.715%, (-1.000*SOFR30A + 6.036%), 11/25/2039	74,265	0.0
2,630,771 (3)(6)	Fannie Mae REMIC Trust 2010-1 S, 0.815%, (-1.000*SOFR30A + 6.136%), 02/25/2040	206,277	0.0
7,599,794 (3)(6)	Fannie Mae REMIC Trust 2010-107 SB, 1.155%, (-1.000*SOFR30A + 6.476%), 09/25/2040	762,069	0.0
2,218,684 (3)(6)	Fannie Mae REMIC Trust 2010-123 SL, 0.635%, (-1.000*SOFR30A + 5.956%), 11/25/2040	131,641	0.0
4,156,121 (3)(6)	Fannie Mae REMIC Trust 2010-150 SJ, 1.045%, (-1.000*SOFR30A + 6.366%), 01/25/2041	380,387	0.0
823,959 (3)(6)	Fannie Mae REMIC Trust 2010-35 CS, 1.015%, (-1.000*SOFR30A + 6.336%), 04/25/2050	60,118	0.0
2,745,313 (3)(6)	Fannie Mae REMIC Trust 2010-41 SB, 0.965%, (-1.000*SOFR30A + 6.286%), 05/25/2040	187,940	0.0
706,521 (3)(6)	Fannie Mae REMIC Trust 2010-43 VS, 1.015%, (-1.000*SOFR30A + 6.336%), 05/25/2040	53,078	0.0
1,713,473	Fannie Mae REMIC Trust 2010-53 JZ, 5.000%, 07/25/2040	1,593,594	0.0
4,256,554	Fannie Mae REMIC Trust 2010-59 PC, 5.000%, 06/25/2040	4,289,589	0.1
793,103	Fannie Mae REMIC Trust 2011-10 ZC, 5.000%, 02/25/2041	784,675	0.0
4,309,562	Fannie Mae REMIC Trust 2011-101 DB, 4.000%, 10/25/2041	4,126,115	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
534,611 (3)(6)	Fannie Mae REMIC Trust 2011-102 SA, 1.165%, (-1.000*SOFR30A + 6.486%), 10/25/2041	$52,781	0.0
2,618,630	Fannie Mae REMIC Trust 2011-116 ZA, 3.500%, 11/25/2041	2,426,361	0.0
57,647	Fannie Mae REMIC Trust 2011-127 UY, 3.500%, 12/25/2041	53,248	0.0
6,302,919	Fannie Mae REMIC Trust 2011-136 PZ, 4.000%, 01/25/2042	5,945,511	0.1
1,870,252	Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	1,820,017	0.0
5,049,995 (3)(6)	Fannie Mae REMIC Trust 2011-47 GS, 0.495%, (-1.000*SOFR30A + 5.816%), 06/25/2041	267,079	0.0
1,886,500	Fannie Mae REMIC Trust 2011-8 ZA, 4.000%, 02/25/2041	1,782,091	0.0
4,676,376	Fannie Mae REMIC Trust 2011-84 Z, 5.250%, 09/25/2041	4,709,263	0.1
6,530,310	Fannie Mae REMIC Trust 2011-87 GB, 4.500%, 09/25/2041	6,287,237	0.1
1,547,115 (3)(6)	Fannie Mae REMIC Trust 2011-93 GS, 1.115%, (-1.000*SOFR30A + 6.436%), 04/25/2039	145,408	0.0
7,050,664	Fannie Mae REMIC Trust 2011-99 CZ, 4.500%, 10/25/2041	6,805,458	0.1
354,386	Fannie Mae REMIC Trust 2012-110 CA, 3.000%, 10/25/2042	317,693	0.0
1,583,162 (3)(6)	Fannie Mae REMIC Trust 2012-111 SL, 0.665%, (-1.000*SOFR30A + 5.986%), 05/25/2041	123,529	0.0
2,998,121	Fannie Mae REMIC Trust 2012-111 ZK, 3.500%, 10/25/2042	2,758,603	0.1
1,995,419 (6)	Fannie Mae REMIC Trust 2012-120 WI, 3.000%, 11/25/2027	65,482	0.0
2,742,020 (3)(6)	Fannie Mae REMIC Trust 2012-122 SB, 0.715%, (-1.000*SOFR30A + 6.036%), 11/25/2042	266,800	0.0
1,136,983 (6)	Fannie Mae REMIC Trust 2012-128 LI, 3.500%, 06/25/2042	60,092	0.0

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,399,469 (3)(6)	Fannie Mae REMIC Trust 2012-133 AS, 0.765%, (-1.000*SOFR30A + 6.086%), 10/25/2042	$300,843	0.0
11,788,519 (3)(6)	Fannie Mae REMIC Trust 2012-133 NS, 0.715%, (-1.000*SOFR30A + 6.036%), 12/25/2042	1,135,767	0.0
464,409 (6)	Fannie Mae REMIC Trust 2012-149 GI, 3.500%, 06/25/2042	39,069	0.0
10,248,402	Fannie Mae REMIC Trust 2012-15 PZ, 4.000%, 03/25/2042	9,529,891	0.1
1,599,298	Fannie Mae REMIC Trust 2012-153 B, 7.000%, 07/25/2042	1,720,710	0.0
3,807,131	Fannie Mae REMIC Trust 2012-17 QZ, 4.000%, 03/25/2042	3,578,311	0.1
3,128,572	Fannie Mae REMIC Trust 2012-2 HE, 4.000%, 02/25/2042	3,002,161	0.1
453,725 (3)(6)	Fannie Mae REMIC Trust 2012-24 HS, 1.115%, (-1.000*SOFR30A + 6.436%), 09/25/2040	7,105	0.0
798,181	Fannie Mae REMIC Trust 2012-30 AB, 4.000%, 04/25/2042	763,306	0.0
1,127,052	Fannie Mae REMIC Trust 2012-33 BW, 4.000%, 04/25/2042	1,063,059	0.0
3,492	Fannie Mae REMIC Trust 2012-44 KW, 3.500%, 05/25/2032	3,194	0.0
1,656,994	Fannie Mae REMIC Trust 2012-55 PC, 3.500%, 05/25/2042	1,538,039	0.0
7,937,267	Fannie Mae REMIC Trust 2012-63 MW, 4.000%, 05/25/2034	7,731,397	0.1
5,919,751	Fannie Mae REMIC Trust 2012-66 EP, 4.000%, 06/25/2042	5,444,351	0.1
398,697 (3)(6)	Fannie Mae REMIC Trust 2012-68 YS, 1.265%, (-1.000*SOFR30A + 6.586%), 07/25/2042	36,366	0.0
500,000	Fannie Mae REMIC Trust 2012-80 MY, 3.250%, 08/25/2042	422,199	0.0
12,815,743	Fannie Mae REMIC Trust 2012-94 LZ, 3.500%, 09/25/2042	11,805,366	0.2

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,098,722	Fannie Mae REMIC Trust 2013-111 BA, 3.000%, 11/25/2033	$1,964,667	0.0
1,173,848	Fannie Mae REMIC Trust 2013-116 UB, 4.000%, 11/25/2043	1,103,525	0.0
1,403,000	Fannie Mae REMIC Trust 2013-13 BE, 4.000%, 03/25/2043	1,303,221	0.0
95,041	Fannie Mae REMIC Trust 2013-16 GD, 3.000%, 03/25/2033	93,562	0.0
1,347,894	Fannie Mae REMIC Trust 2013-20 DL, 4.000%, 03/25/2033	1,287,367	0.0
845,107 (3)(6)	Fannie Mae REMIC Trust 2013-26 JS, 0.765%, (-1.000*SOFR30A + 6.086%), 10/25/2032	30,148	0.0
3,592,319 (3)(6)	Fannie Mae REMIC Trust 2013-40 LS, 0.715%, (-1.000*SOFR30A + 6.036%), 05/25/2043	331,131	0.0
14,092,088 (6)	Fannie Mae REMIC Trust 2013-44 DI, 3.000%, 05/25/2033	1,203,188	0.0
3,600,731 (3)(6)	Fannie Mae REMIC Trust 2013-60 DS, 0.765%, (-1.000*SOFR30A + 6.086%), 06/25/2033	202,435	0.0
4,204,840 (6)	Fannie Mae REMIC Trust 2013-70 BI, 3.000%, 07/25/2033	350,848	0.0
4,104,178	Fannie Mae REMIC Trust 2013-70 JZ, 3.000%, 07/25/2043	3,563,093	0.1
833,562 (3)(6)	Fannie Mae REMIC Trust 2013-72 YS, 0.715%, (-1.000*SOFR30A + 6.036%), 07/25/2033	44,382	0.0
3,426,586 (3)(6)	Fannie Mae REMIC Trust 2013-9 SM, 0.815%, (-1.000*SOFR30A + 6.136%), 02/25/2033	170,951	0.0
5,241,487 (3)(6)	Fannie Mae REMIC Trust 2014-15 SB, 1.215%, (-1.000*SOFR30A + 6.536%), 04/25/2044	561,849	0.0
648,664 (3)(6)	Fannie Mae REMIC Trust 2014-17 DS, 0.765%, (-1.000*SOFR30A + 6.086%), 02/25/2043	10,838	0.0

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
798,457 (3)(6)	Fannie Mae REMIC Trust 2014-28 BS, 0.765%, (-1.000*SOFR30A + 6.086%), 08/25/2043	$35,904	0.0
970,000	Fannie Mae REMIC Trust 2014-61 PY, 3.500%, 10/25/2044	831,423	0.0
5,395,905 (6)	Fannie Mae REMIC Trust 2014-70 IO, 5.500%, 10/25/2044	908,674	0.0
22,493,992 (3)(6)	Fannie Mae REMIC Trust 2014-79 KS, 0.715%, (-1.000*SOFR30A + 6.036%), 12/25/2044	2,212,268	0.0
19,008,468	Fannie Mae REMIC Trust 2015-20 EZ, 3.500%, 04/25/2045	17,175,719	0.2
3,623,832 (6)	Fannie Mae REMIC Trust 2015-56 IC, 6.000%, 08/25/2045	614,432	0.0
2,000,000	Fannie Mae REMIC Trust 2015-67 AV, 3.500%, 01/25/2036	1,815,049	0.0
2,695,783	Fannie Mae REMIC Trust 2015-67 QV, 3.000%, 12/25/2040	2,615,218	0.0
1,499,018 (6)	Fannie Mae REMIC Trust 2015-76 PI, 6.000%, 09/25/2045	239,328	0.0
23,638,539 (3)(6)	Fannie Mae REMIC Trust 2015-79 SA, 0.815%, (-1.000*SOFR30A + 6.136%), 11/25/2045	1,937,847	0.0
12,646,055 (3)(6)	Fannie Mae REMIC Trust 2015-86 BS, 0.265%, (-1.000*SOFR30A + 5.586%), 11/25/2045	601,735	0.0
21,713,316 (6)	Fannie Mae REMIC Trust 2015-88 IO, 6.500%, 12/25/2045	5,109,821	0.1
9,424,872 (6)	Fannie Mae REMIC Trust 2015-9 IO, 5.500%, 03/25/2045	1,896,921	0.0
4,560,450 (6)	Fannie Mae REMIC Trust 2015-97 BI, 5.500%, 01/25/2046	775,883	0.0
2,820,865 (6)	Fannie Mae REMIC Trust 2016-104 BI, 6.000%, 01/25/2047	514,049	0.0
4,679,916 (6)	Fannie Mae REMIC Trust 2016-52 MI, 4.000%, 12/25/2045	720,767	0.0
14,581,205 (3)(6)	Fannie Mae REMIC Trust 2016-60 SB, 0.665%, (-1.000*SOFR30A + 5.986%), 09/25/2046	1,075,023	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
17,995,254 (3)(6)	Fannie Mae REMIC Trust 2016-81 CS, 0.665%, (-1.000*SOFR30A + 5.986%), 11/25/2046	$1,073,959	0.0
12,203,565 (3)(6)	Fannie Mae REMIC Trust 2016-82 SD, 0.615%, (-1.000*SOFR30A + 5.936%), 11/25/2046	914,733	0.0
228,796	Fannie Mae REMIC Trust 2016-88 EA, 3.500%, 01/25/2045	224,921	0.0
328,741	Fannie Mae REMIC Trust 2016-9 D, 3.000%, 03/25/2046	294,867	0.0
16,049,197 (3)(6)	Fannie Mae REMIC Trust 2017-10 SA, 0.665%, (-1.000*SOFR30A + 5.986%), 03/25/2047	1,142,088	0.0
5,099,336	Fannie Mae REMIC Trust 2017-108 ZD, 3.000%, 01/25/2048	3,862,540	0.1
4,482,310	Fannie Mae REMIC Trust 2017-54 D, 3.000%, 07/25/2047	3,931,235	0.1
22,991,111 (3)(6)	Fannie Mae REMIC Trust 2018-15 SC, 0.865%, (-1.000*SOFR30A + 6.186%), 03/25/2048	2,023,340	0.0
3,301,691	Fannie Mae REMIC Trust 2018-26 KA, 3.500%, 04/25/2048	2,962,489	0.1
1,025,813	Fannie Mae REMIC Trust 2018-38 LA, 3.000%, 06/25/2048	887,244	0.0
10,154,532	Fannie Mae REMIC Trust 2018-73 AB, 3.000%, 10/25/2048	9,012,350	0.1
1,061,687	Fannie Mae REMIC Trust 2018-8 AB, 3.500%, 10/25/2047	975,435	0.0
28,744,510 (3)(6)	Fannie Mae REMIC Trust 2018-82 SA, 0.765%, (-1.000*SOFR30A + 6.086%), 11/25/2048	2,277,146	0.0
6,419,919 (3)(6)	Fannie Mae REMIC Trust 2018-86 AS, 0.765%, (-1.000*SOFR30A + 6.086%), 12/25/2048	410,757	0.0
29,253,434 (3)(6)	Fannie Mae REMIC Trust 2018-86 SM, 0.765%, (-1.000*SOFR30A + 6.086%), 12/25/2048	2,108,863	0.0

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
27,071,861 (3)(6)	Fannie Mae REMIC Trust 2018-91 SB, 0.665%, (-1.000*SOFR30A + 5.986%), 12/25/2058	$2,789,736	0.1
9,190,365 (6)	Fannie Mae REMIC Trust 2019-21 AI, 5.000%, 05/25/2059	2,286,250	0.0
8,096,818 (3)(6)	Fannie Mae REMIC Trust 2019-30 SB, 0.665%, (-1.000*SOFR30A + 5.986%), 07/25/2049	735,522	0.0
12,893,531 (3)(6)	Fannie Mae REMIC Trust 2019-34 BS, 0.615%, (-1.000*SOFR30A + 5.936%), 07/25/2049	1,283,980	0.0
6,668,871 (3)(6)	Fannie Mae REMIC Trust 2019-39 SA, 0.665%, (-1.000*SOFR30A + 5.986%), 08/25/2049	534,479	0.0
45,226,870 (3)(6)	Fannie Mae REMIC Trust 2019-41 S, 0.565%, (-1.000*SOFR30A + 5.886%), 08/25/2059	3,731,728	0.1
4,650,231 (3)(6)	Fannie Mae REMIC Trust 2019-47 SB, 0.665%, (-1.000*SOFR30A + 5.986%), 05/25/2040	356,387	0.0
12,439,246 (3)(6)	Fannie Mae REMIC Trust 2019-79 SB, 0.565%, (-1.000*SOFR30A + 5.886%), 01/25/2050	1,077,077	0.0
6,586,468 (3)(6)	Fannie Mae REMIC Trust 2020-10 SE, 0.565%, (-1.000*SOFR30A + 5.886%), 03/25/2050	570,303	0.0
48,319,001 (6)	Fannie Mae REMIC Trust 2020-34 IO, 4.500%, 06/25/2050	10,828,409	0.1
18,982,488 (6)	Fannie Mae REMIC Trust 2020-35 IO, 5.000%, 06/25/2050	2,874,951	0.1
21,397,048 (6)	Fannie Mae REMIC Trust 2020-44 DI, 2.500%, 07/25/2050	2,785,934	0.1
9,672,456 (6)	Fannie Mae REMIC Trust 2020-44 EI, 3.500%, 09/25/2042	1,493,120	0.0
8,998,289 (6)	Fannie Mae REMIC Trust 2020-53 CI, 4.500%, 08/25/2050	1,997,111	0.0
24,805,512 (6)	Fannie Mae REMIC Trust 2020-74 GI, 5.000%, 10/25/2050	4,808,132	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
56,359,238 (6)	Fannie Mae REMIC Trust 2020-87 AI, 2.000%, 12/25/2050	$7,444,159	0.1
31,124,170 (6)	Fannie Mae REMIC Trust 2020-99 IB, 3.500%, 05/25/2050	5,929,375	0.1
46,312,222 (6)	Fannie Mae REMIC Trust 2021-1 BI, 3.000%, 02/25/2049	7,321,420	0.1
147,546,298 (6)	Fannie Mae REMIC Trust 2021-10 AI, 3.000%, 03/25/2041	16,409,789	0.2
26,798,693 (6)	Fannie Mae REMIC Trust 2021-22 BI, 4.000%, 04/25/2051	5,593,265	0.1
35,568,512 (6)	Fannie Mae REMIC Trust 2021-41 MI, 5.000%, 06/25/2048	6,646,699	0.1
36,041,089 (3)(6)	Fannie Mae REMIC Trust 2021-55 SA, 0.153%, (-1.000*SOFR30A + 3.150%), 08/25/2061	535,999	0.0
78,912,445 (6)	Fannie Mae REMIC Trust 2021-77 AI, 3.500%, 11/25/2051	16,300,265	0.2
122,196,593 (6)	Fannie Mae REMIC Trust 2021-78 AI, 3.000%, 11/25/2051	20,643,648	0.3
25,272,215 (6)	Fannie Mae REMIC Trust 2021-8 TI, 4.000%, 03/25/2051	5,300,567	0.1
16,815,232 (6)	Fannie Mae REMIC Trust 2021-81 LI, 2.500%, 11/25/2051	2,493,590	0.0
62,325,725 (6)	Fannie Mae REMIC Trust 2021-93 AI, 3.000%, 01/25/2052	10,374,266	0.1
34,781,952 (6)	Fannie Mae REMIC Trust 2023-23 AI, 4.000%, 12/25/2051	7,270,249	0.1
92,741,725 (6)	Fannie Mae REMIC Trust 2024-7 IO, 3.000%, 07/25/2038	8,944,884	0.1
520,708	First Horizon Alternative Mortgage Securities Trust 2006-FA8 1A11, 6.000%, 02/25/2037	210,501	0.0
1,081,672 (1)(3)	First Republic Mortgage Trust 2020-1 B2, 2.886%, 04/25/2050	919,847	0.0
1,668,734 (1)(3)	Flagstar Mortgage Trust 2018-1 B1, 3.939%, 03/25/2048	1,496,600	0.0
2,176,029 (1)(3)	Flagstar Mortgage Trust 2018-1 B3, 3.939%, 03/25/2048	1,932,343	0.0
1,143,562 (1)(3)	Flagstar Mortgage Trust 2018-2 B2, 4.008%, 04/25/2048	1,020,244	0.0

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
683,808 (1)(3)	Flagstar Mortgage Trust 2018-3INV A3, 4.000%, 05/25/2048	$622,531	0.0
861,767 (1)(3)	Flagstar Mortgage Trust 2018-4 B3, 4.162%, 07/25/2048	773,568	0.0
1,644,080 (1)(3)	Flagstar Mortgage Trust 2018-5 B3, 4.454%, 09/25/2048	1,470,775	0.0
2,733,710 (1)(3)	Flagstar Mortgage Trust 2018-6RR B3, 4.938%, 10/25/2048	2,536,576	0.0
1,339,025 (1)(3)	Flagstar Mortgage Trust 2019-2 B2, 4.007%, 12/25/2049	1,174,552	0.0
1,893,693 (1)(3)	Flagstar Mortgage Trust 2020-1INV B1A, 4.204%, 03/25/2050	1,694,136	0.0
2,292,171 (1)(3)	Flagstar Mortgage Trust 2020-1INV B2A, 4.204%, 03/25/2050	2,037,967	0.0
1,420,281 (1)(3)	Flagstar Mortgage Trust 2021-6INV B1, 3.485%, 08/25/2051	1,183,989	0.0
1,476,808	Freddie Mac Reference REMIC R007 ZA, 6.000%, 05/15/2036	1,519,759	0.0
159,739	Freddie Mac Reference REMIC R008 ZA, 6.000%, 07/15/2036	164,958	0.0
33,008	Freddie Mac REMIC Trust 2110 PG, 6.000%, 01/15/2029	33,072	0.0
30,351	Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	30,274	0.0
239,490	Freddie Mac REMIC Trust 2143 ZB, 6.000%, 04/15/2029	241,546	0.0
1,177 (3)(6)	Freddie Mac REMIC Trust 2232 SA, 3.167%, (-1.000*SOFR30A + 8.486%), 05/17/2030	6	0.0
1,805 (3)(6)	Freddie Mac REMIC Trust 2301 SP, 3.817%, (-1.000*SOFR30A + 9.136%), 04/15/2031	26	0.0
123,901	Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	125,567	0.0
35,781 (6)	Freddie Mac REMIC Trust 2594 IY, 6.000%, 04/15/2033	5,788	0.0
279,625	Freddie Mac REMIC Trust 2845 QH, 5.000%, 08/15/2034	280,151	0.0
57,496	Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	57,469	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
97,318	Freddie Mac REMIC Trust 2930 ZL, 5.000%, 02/15/2035	$96,205	0.0
148,261	Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	146,645	0.0
70,612 (3)(6)	Freddie Mac REMIC Trust 2993 GS, 0.717%, (-1.000*SOFR30A + 6.036%), 06/15/2025	247	0.0
504,810 (3)(6)	Freddie Mac REMIC Trust 3006 SI, 1.307%, (-1.000*SOFR30A + 6.626%), 07/15/2035	44,865	0.0
449,512 (3)(6)	Freddie Mac REMIC Trust 3006 YI, 1.307%, (-1.000*SOFR30A + 6.626%), 07/15/2035	37,617	0.0
2,922,204 (3)(6)	Freddie Mac REMIC Trust 3045 DI, 1.297%, (-1.000*SOFR30A + 6.616%), 10/15/2035	219,576	0.0
563,079	Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	553,668	0.0
446,601 (3)(6)	Freddie Mac REMIC Trust 3171 PS, 1.052%, (-1.000*SOFR30A + 6.371%), 06/15/2036	25,930	0.0
3,114,301 (3)(6)	Freddie Mac REMIC Trust 3199 S, 1.017%, (-1.000*SOFR30A + 6.336%), 08/15/2036	263,839	0.0
2,808,722 (3)(6)	Freddie Mac REMIC Trust 3213 JS, 1.767%, (-1.000*SOFR30A + 7.086%), 09/15/2036	312,878	0.0
9,876,330 (3)(6)	Freddie Mac REMIC Trust 3346 SC, 1.117%, (-1.000*SOFR30A + 6.436%), 10/15/2033	654,030	0.0
261,288	Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	263,457	0.0
720,745 (3)(6)	Freddie Mac REMIC Trust 3375 QI, 0.600%, (-1.000*SOFR30A + 63.455%), 10/15/2037	17,112	0.0
88,406	Freddie Mac REMIC Trust 3394 ZY, 6.000%, 11/15/2037	90,436	0.0
4,766,419 (3)(6)	Freddie Mac REMIC Trust 3510 AS, 0.977%, (-1.000*SOFR30A + 6.296%), 04/15/2037	405,331	0.0

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
127,778 (3)(6)	Freddie Mac REMIC Trust 3524 LA, 4.985%, 03/15/2033	$122,277	0.0
8,820 (3)	Freddie Mac REMIC Trust 3556 NT, 8.533%, (SOFR30A + 3.214%), 03/15/2038	9,105	0.0
5,145,947 (3)(6)	Freddie Mac REMIC Trust 3629 CS, 0.917%, (-1.000*SOFR30A + 6.236%), 01/15/2040	482,070	0.0
2,893,389	Freddie Mac REMIC Trust 3639 ZN, 5.500%, 12/15/2034	2,882,949	0.1
250,014	Freddie Mac REMIC Trust 3662 ZB, 5.500%, 08/15/2036	253,485	0.0
193,438	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	197,210	0.0
1,909,417	Freddie Mac REMIC Trust 3736 ZP, 4.000%, 10/15/2040	1,830,244	0.0
1,428,263	Freddie Mac REMIC Trust 3740 KE, 4.000%, 10/15/2040	1,371,799	0.0
16,932,509	Freddie Mac REMIC Trust 3753 KZ, 4.500%, 11/15/2040	16,359,601	0.2
4,129,548	Freddie Mac REMIC Trust 3775 GZ, 4.500%, 12/15/2040	3,816,141	0.1
1,900,000	Freddie Mac REMIC Trust 3820 NC, 4.500%, 03/15/2041	1,837,201	0.0
868,356	Freddie Mac REMIC Trust 3843 JZ, 5.100%, 04/15/2041	852,561	0.0
345,307	Freddie Mac REMIC Trust 3848 WX, 5.000%, 04/15/2041	348,376	0.0
585,631 (3)(6)	Freddie Mac REMIC Trust 3856 KS, 1.117%, (-1.000*SOFR30A + 6.436%), 05/15/2041	53,979	0.0
2,650,000	Freddie Mac REMIC Trust 3890 ME, 5.000%, 07/15/2041	2,599,832	0.0
1,753,181	Freddie Mac REMIC Trust 3893 PU, 4.000%, 07/15/2041	1,686,718	0.0
3,509,452	Freddie Mac REMIC Trust 3919 BY, 4.000%, 09/15/2041	3,358,093	0.1
6,897,942	Freddie Mac REMIC Trust 3919 ZB, 4.000%, 09/15/2041	6,473,428	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,795,073	Freddie Mac REMIC Trust 3923 GY, 4.000%, 09/15/2041	$2,687,798	0.0
192,069 (3)(6)	Freddie Mac REMIC Trust 3925 SD, 0.617%, (-1.000*SOFR30A + 5.936%), 07/15/2040	3,591	0.0
737,285 (3)(6)	Freddie Mac REMIC Trust 3925 SL, 0.617%, (-1.000*SOFR30A + 5.936%), 01/15/2041	8,590	0.0
1,278,841	Freddie Mac REMIC Trust 3934 CB, 4.000%, 10/15/2041	1,222,863	0.0
530,353	Freddie Mac REMIC Trust 3934 KB, 5.000%, 10/15/2041	534,235	0.0
4,226,477	Freddie Mac REMIC Trust 3982 LZ, 4.000%, 01/15/2042	3,969,489	0.1
726,648	Freddie Mac REMIC Trust 3997 PB, 4.000%, 02/15/2042	696,223	0.0
117,341	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	115,620	0.0
2,354,185 (3)(6)	Freddie Mac REMIC Trust 4057 SN, 1.217%, (-1.000*SOFR30A + 6.536%), 12/15/2041	157,716	0.0
2,354,549	Freddie Mac REMIC Trust 4057 ZB, 3.500%, 06/15/2042	2,172,962	0.0
10,679,705	Freddie Mac REMIC Trust 4084 TZ, 4.000%, 07/15/2042	10,131,887	0.1
648,330 (3)(6)	Freddie Mac REMIC Trust 4088 CS, 0.567%, (-1.000*SOFR30A + 5.886%), 08/15/2042	56,310	0.0
1,232,355 (3)(6)	Freddie Mac REMIC Trust 4090 SN, 1.267%, (-1.000*SOFR30A + 6.586%), 08/15/2032	76,469	0.0
494,532	Freddie Mac REMIC Trust 4100 JA, 3.500%, 10/15/2041	466,072	0.0
3,400,275 (6)	Freddie Mac REMIC Trust 4161 WI, 3.000%, 02/15/2033	264,370	0.0
3,346,112 (3)(6)	Freddie Mac REMIC Trust 4191 SA, 0.767%, (-1.000*SOFR30A + 6.086%), 03/15/2043	232,615	0.0

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,128,000	Freddie Mac REMIC Trust 4193 BP, 4.000%, 04/15/2043	$1,896,582	0.0
1,776,931 (6)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/2043	281,846	0.0
2,708,941	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	2,556,728	0.0
2,080,000	Freddie Mac REMIC Trust 4235 QD, 3.000%, 08/15/2033	1,949,344	0.0
916,207	Freddie Mac REMIC Trust 4246 ZX, 4.500%, 04/15/2041	884,488	0.0
747,457 (6)	Freddie Mac REMIC Trust 4293 KI, 4.500%, 08/15/2043	91,339	0.0
19,896,389 (3)(6)	Freddie Mac REMIC Trust 4301 SD, 0.667%, (-1.000*SOFR30A + 5.986%), 07/15/2037	1,233,604	0.0
7,461,839	Freddie Mac REMIC Trust 4310 BZ, 4.000%, 02/15/2044	6,958,591	0.1
4,596,894	Freddie Mac REMIC Trust 4316 XZ, 4.500%, 03/15/2044	4,391,522	0.1
7,558,346	Freddie Mac REMIC Trust 4335 XZ, 4.250%, 05/15/2044	7,115,955	0.1
4,843,642	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	4,526,706	0.1
10,535,670	Freddie Mac REMIC Trust 4348 ZX, 4.250%, 06/15/2044	10,052,959	0.1
292,868	Freddie Mac REMIC Trust 4370 AD, 3.000%, 08/15/2040	288,655	0.0
2,427,138 (3)(6)	Freddie Mac REMIC Trust 4386 LS, 0.667%, (-1.000*SOFR30A + 5.986%), 09/15/2044	210,254	0.0
2,496,427	Freddie Mac REMIC Trust 4401 BL, 3.500%, 10/15/2034	2,368,219	0.0
8,040,636 (3)(6)	Freddie Mac REMIC Trust 4407 CS, 0.767%, (-1.000*SOFR30A + 6.086%), 06/15/2044	556,316	0.0
11,574,493 (3)(6)	Freddie Mac REMIC Trust 4407 PS, 0.167%, (-1.000*SOFR30A + 5.486%), 06/15/2044	552,617	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,563,985	Freddie Mac REMIC Trust 4444 CZ, 3.000%, 02/15/2045	$5,644,789	0.1
11,244,316 (3)(6)	Freddie Mac REMIC Trust 4461 AS, 0.167%, (-1.000*SOFR30A + 5.486%), 04/15/2045	659,860	0.0
3,124,000	Freddie Mac REMIC Trust 4492 VB, 3.500%, 05/15/2035	2,916,983	0.1
14,382	Freddie Mac REMIC Trust 4500 HC, 3.000%, 11/15/2042	14,310	0.0
2,913,000	Freddie Mac REMIC Trust 4505 PB, 3.000%, 08/15/2045	2,457,740	0.0
8,068,266	Freddie Mac REMIC Trust 4545 PL, 3.500%, 01/15/2046	7,178,211	0.1
10,772,800 (3)(6)	Freddie Mac REMIC Trust 4574 ST, 0.567%, (-1.000*SOFR30A + 5.886%), 04/15/2046	1,035,477	0.0
54,640,045 (3)(6)	Freddie Mac REMIC Trust 4585 AS, 0.667%, (-1.000*SOFR30A + 5.986%), 05/15/2046	4,196,634	0.1
4,203,783	Freddie Mac REMIC Trust 4608 JV, 3.500%, 01/15/2055	3,367,306	0.1
15,435,479 (3)(6)	Freddie Mac REMIC Trust 4611 BS, 0.667%, (-1.000*SOFR30A + 5.986%), 06/15/2041	1,215,772	0.0
10,043,479	Freddie Mac REMIC Trust 4664 KZ, 3.500%, 02/15/2047	9,146,383	0.1
5,922,670	Freddie Mac REMIC Trust 4680 GZ, 3.500%, 03/15/2047	5,257,347	0.1
5,699,687	Freddie Mac REMIC Trust 4682 HZ, 3.500%, 04/15/2047	5,188,856	0.1
2,320,242	Freddie Mac REMIC Trust 4700 KZ, 3.500%, 07/15/2047	2,065,950	0.0
4,210,292	Freddie Mac REMIC Trust 4753 VZ, 3.000%, 12/15/2047	3,247,730	0.1
3,447,266	Freddie Mac REMIC Trust 4755 Z, 3.000%, 02/15/2048	2,926,874	0.1
37,106,944	Freddie Mac REMIC Trust 4771 HZ, 3.500%, 03/15/2048	33,075,160	0.4

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
185,613	Freddie Mac REMIC Trust 4772 VG, 4.500%, 08/15/2036	$184,726	0.0
14,178,402	Freddie Mac REMIC Trust 4776 AZ, 4.000%, 07/15/2047	13,044,439	0.2
387,403	Freddie Mac REMIC Trust 4787 PY, 4.000%, 05/15/2048	355,834	0.0
7,507,462	Freddie Mac REMIC Trust 4795 D, 5.000%, 05/15/2048	7,270,034	0.1
1,964,775	Freddie Mac REMIC Trust 4834 AZ, 3.500%, 10/15/2048	1,800,470	0.0
29,190,286 (3)(6)	Freddie Mac REMIC Trust 4879 DS, 0.667%, (-1.000*SOFR30A + 5.986%), 08/15/2034	1,597,176	0.0
26,567,523 (3)(6)	Freddie Mac REMIC Trust 4892 SA, 0.617%, (-1.000*SOFR30A + 5.936%), 07/15/2049	2,555,182	0.0
1,632,872	Freddie Mac REMIC Trust 4904 HB, 3.000%, 08/25/2049	1,202,628	0.0
7,226,277 (3)(6)	Freddie Mac REMIC Trust 4906 SQ, 0.615%, (-1.000*SOFR30A + 5.936%), 09/25/2049	687,073	0.0
606,535	Freddie Mac REMIC Trust 4914 DB, 3.000%, 09/25/2049	417,893	0.0
2,271,608	Freddie Mac REMIC Trust 4941 CZ, 3.000%, 11/25/2049	1,901,121	0.0
2,768,352	Freddie Mac REMIC Trust 4941 WZ, 3.000%, 11/25/2049	2,392,201	0.0
4,457,097	Freddie Mac REMIC Trust 4950 KE, 2.500%, 12/25/2049	3,800,256	0.1
52,410,464 (6)	Freddie Mac REMIC Trust 4998 AI, 3.500%, 12/25/2049	11,187,726	0.1
47,222,374 (6)	Freddie Mac REMIC Trust 5014 HI, 4.000%, 09/25/2050	9,759,089	0.1
29,987,457 (6)	Freddie Mac REMIC Trust 5019 HI, 3.500%, 10/25/2050	5,711,987	0.1
22,843,370 (3)(6)	Freddie Mac REMIC Trust 5045 BS, 0.880%, (-1.000*SOFR30A + 6.200%), 11/25/2050	2,908,980	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
96,824,383 (6)	Freddie Mac REMIC Trust 5051 BI, 3.000%, 11/25/2050	$16,394,237	0.2
48,188,260 (6)	Freddie Mac REMIC Trust 5057 IT, 3.000%, 11/25/2050	8,111,843	0.1
27,798,895 (6)	Freddie Mac REMIC Trust 5072 NI, 3.000%, 01/25/2050	4,712,977	0.1
54,962,969 (6)	Freddie Mac REMIC Trust 5072 QI, 3.500%, 10/25/2050	11,853,253	0.2
43,235,799 (6)	Freddie Mac REMIC Trust 5082 IQ, 3.000%, 03/25/2051	7,305,047	0.1
20,333,903 (6)	Freddie Mac REMIC Trust 5103 HI, 4.000%, 05/25/2051	4,182,100	0.1
21,299,284 (6)	Freddie Mac REMIC Trust 5113 AI, 4.000%, 06/25/2041	3,369,453	0.1
19,767,654 (6)	Freddie Mac REMIC Trust 5114 CI, 4.000%, 01/25/2050	4,011,237	0.1
65,446,540 (6)	Freddie Mac REMIC Trust 5117 IO, 3.000%, 06/25/2051	9,390,525	0.1
27,176,465 (6)	Freddie Mac REMIC Trust 5122 AI, 4.500%, 07/25/2051	6,086,273	0.1
44,202,866 (6)	Freddie Mac REMIC Trust 5125 MI, 4.500%, 11/25/2048	11,276,982	0.2
25,335,798 (6)	Freddie Mac REMIC Trust 5128 IC, 5.500%, 09/25/2041	4,982,883	0.1
55,176,873 (6)	Freddie Mac REMIC Trust 5152 IQ, 4.500%, 10/25/2051	12,569,380	0.2
68,133,569 (6)	Freddie Mac REMIC Trust 5200 IC, 4.000%, 03/25/2051	14,078,453	0.2
1,426,376	Freddie Mac REMIC Trust 5228 EC, 4.000%, 02/25/2050	1,337,493	0.0
41,397,861 (6)	Freddie Mac REMIC Trust 5322 IO, 4.000%, 09/25/2051	8,634,700	0.1
8,740,000 (1)(3)	Freddie Mac STACR REMIC Trust 2020-HQA2 B1, 9.535%, (SOFR30A + 4.214%), 03/25/2050	9,847,120	0.1
1,000,000 (1)(3)	Freddie Mac STACR REMIC Trust 2021-DNA7 M2, 7.120%, (SOFR30A + 1.800%), 11/25/2041	1,006,836	0.0

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,908,298 (1)(3)	Freddie Mac STACR REMIC Trust 2021-HQA1 M2, 7.570%, (SOFR30A + 2.250%), 08/25/2033	$2,976,306	0.1
6,500,000 (1)(3)	Freddie Mac STACR REMIC Trust 2021-HQA3 M2, 7.420%, (SOFR30A + 2.100%), 09/25/2041	6,529,002	0.1
15,000,000 (1)(3)	Freddie Mac STACR REMIC Trust 2021-HQA4 B1, 9.070%, (SOFR30A + 3.750%), 12/25/2041	15,476,280	0.2
10,000,000 (1)(3)	Freddie Mac STACR REMIC Trust 2021-HQA4 M2, 7.670%, (SOFR30A + 2.350%), 12/25/2041	10,074,453	0.1
13,500,000 (1)(3)	Freddie Mac STACR REMIC Trust 2022-DNA1 B1, 8.720%, (SOFR30A + 3.400%), 01/25/2042	13,961,379	0.2
9,200,000 (1)(3)	Freddie Mac STACR REMIC Trust 2022-DNA1 M1B, 7.170%, (SOFR30A + 1.850%), 01/25/2042	9,261,566	0.1
7,000,000 (1)(3)	Freddie Mac STACR REMIC Trust 2022-DNA1 M2, 7.820%, (SOFR30A + 2.500%), 01/25/2042	7,130,470	0.1
1,400,000 (1)(3)	Freddie Mac STACR REMIC Trust 2022-DNA2 B1, 10.070%, (SOFR30A + 4.750%), 02/25/2042	1,493,506	0.0
10,400,000 (1)(3)	Freddie Mac STACR REMIC Trust 2022-DNA2 M2, 9.070%, (SOFR30A + 3.750%), 02/25/2042	10,958,189	0.1
1,150,000 (1)(3)	Freddie Mac STACR REMIC Trust 2022-HQA3 M2, 10.670%, (SOFR30A + 5.350%), 08/25/2042	1,251,318	0.0
1,800,000 (1)(3)	Freddie Mac STACR REMIC Trust 2023-HQA3 M2, 8.670%, (SOFR30A + 3.350%), 11/25/2043	1,887,696	0.0
2,321,181	Freddie Mac Strips 30, 3.000%, 09/15/2042	2,065,261	0.0
4,925,000 (6)	Freddie Mac Strips 303 C17, 3.500%, 01/15/2043	765,120	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
24,838,740 (3)(6)	Freddie Mac Strips 311 S1, 0.517%, (-1.000*SOFR30A + 5.836%), 08/15/2043	$2,381,931	0.0
9,128,673	Freddie Mac Strips 326 350, 3.500%, 03/15/2044	8,351,945	0.1
749,430 (3)(6)	Freddie Mac Strips 344 68, 3.000%, 02/15/2045	88,559	0.0
228,717 (3)(6)	Freddie Mac Strips 344 89, 4.500%, 02/15/2045	40,202	0.0
3,134,877 (6)	Freddie Mac Strips 344 C13, 4.500%, 02/15/2045	633,028	0.0
4,668,865 (6)	Freddie Mac Strips 344 C17, 4.000%, 02/15/2045	864,280	0.0
2,277,545 (3)(6)	Freddie Mac Strips 344 C18, 4.000%, 02/15/2045	368,817	0.0
2,793,854 (3)(6)	Freddie Mac Strips 344 C19, 3.500%, 02/15/2045	357,810	0.0
4,517,472 (6)	Freddie Mac Strips 344 C2, 4.000%, 02/15/2045	836,088	0.0
3,814,344 (6)	Freddie Mac Strips 344 C4, 4.000%, 02/15/2045	695,886	0.0
6,554,905 (6)	Freddie Mac Strips 344 C5, 3.500%, 02/15/2045	1,102,613	0.0
6,747,967 (6)	Freddie Mac Strips 344 C6, 4.000%, 02/15/2045	1,277,772	0.0
3,680,226 (6)	Freddie Mac Strips 344 C7, 4.000%, 02/15/2045	696,419	0.0
2,827,383 (6)	Freddie Mac Strips 344 C8, 3.500%, 02/15/2045	468,155	0.0
3,386,932 (6)	Freddie Mac Strips 344 C9, 3.500%, 02/15/2045	556,522	0.0
7,752,688 (6)	Freddie Mac Strips 347 C14, 3.500%, 02/15/2044	1,315,903	0.0
4,599,567 (6)	Freddie Mac Strips 347 C22, 4.000%, 02/15/2044	830,580	0.0
5,066,818 (6)	Freddie Mac Strips 347 C23, 4.000%, 02/15/2044	917,815	0.0
4,781,801 (6)	Freddie Mac Strips 347 C24, 4.000%, 02/15/2044	857,127	0.0
4,257,386 (6)	Freddie Mac Strips 347 C25, 4.000%, 02/15/2044	766,230	0.0
5,959,876 (6)	Freddie Mac Strips 347 C26, 4.000%, 02/15/2044	1,114,224	0.0
5,345,808 (6)	Freddie Mac Strips 347 C28, 4.500%, 02/15/2044	1,092,329	0.0
9,061,963 (6)	Freddie Mac Strips 347 C5, 3.000%, 05/15/2043	1,361,726	0.0

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
18,677,658 (6)	Freddie Mac Strips 365 C23, 3.500%, 10/15/2047	$3,227,559	0.1
5,082,115 (1)(3)	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2, 7.620%, (SOFR30A + 2.300%), 08/25/2033	5,185,413	0.1
796,674 (3)	Freddie Mac Structured Pass-Through Certificates T-48 1A, 4.429%, 07/25/2033	748,828	0.0
2,389,620	Freddie Mac Whole Loan Securities Trust 2017-SC01 1A, 3.000%, 12/25/2046	2,007,858	0.0
2,384,763	Freddie Mac Whole Loan Securities Trust 2017-SC01 2A, 3.500%, 12/25/2046	2,072,312	0.0
532,044 (1)(3)	Galton Funding Mortgage Trust 2018-2 A51, 4.500%, 10/25/2058	503,189	0.0
3,685,240 (1)(3)	Galton Funding Mortgage Trust 2018-2 B2, 4.750%, 10/25/2058	3,471,382	0.1
987,685 (3)(6)	Ginnie Mae 2005-37 SI, 0.707%, (-1.000*TSFR1M + 6.036%), 05/20/2035	64,522	0.0
227,090 (3)(6)	Ginnie Mae 2005-7 AH, 1.329%, (-1.000*TSFR1M + 6.656%), 02/16/2035	16,232	0.0
4,814,904 (3)(6)	Ginnie Mae 2007-17 IC, 0.809%, (-1.000*TSFR1M + 6.136%), 04/16/2037	223,727	0.0
854,118 (3)(6)	Ginnie Mae 2007-23 ST, 0.757%, (-1.000*TSFR1M + 6.086%), 04/20/2037	59,084	0.0
1,069,086 (3)(6)	Ginnie Mae 2007-40 SE, 1.307%, (-1.000*TSFR1M + 6.636%), 07/20/2037	111,908	0.0
5,524,923 (3)(6)	Ginnie Mae 2007-41 SL, 1.257%, (-1.000*TSFR1M + 6.586%), 07/20/2037	469,941	0.0
684,145 (3)(6)	Ginnie Mae 2007-7 EI, 0.757%, (-1.000*TSFR1M + 6.086%), 02/20/2037	56,478	0.0
627,992 (3)(6)	Ginnie Mae 2008-2 SW, 1.107%, (-1.000*TSFR1M + 6.436%), 01/20/2038	60,022	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
320,310 (3)(6)	Ginnie Mae 2008-35 SN, 0.957%, (-1.000*TSFR1M + 6.286%), 04/20/2038	$22,451	0.0
165,360 (3)(6)	Ginnie Mae 2008-40 PS, 1.059%, (-1.000*TSFR1M + 6.386%), 05/16/2038	10,864	0.0
494,149 (3)(6)	Ginnie Mae 2009-25 KS, 0.757%, (-1.000*TSFR1M + 6.086%), 04/20/2039	43,951	0.0
381,565	Ginnie Mae 2009-29 PB, 4.750%, 05/20/2039	378,049	0.0
343,029	Ginnie Mae 2009-31 ZL, 4.500%, 05/20/2039	335,639	0.0
7,680,586	Ginnie Mae 2009-33 ZB, 6.000%, 05/20/2039	7,843,899	0.1
757,572	Ginnie Mae 2009-34 Z, 4.500%, 05/16/2039	744,053	0.0
766,918	Ginnie Mae 2009-98 DA, 3.250%, 07/16/2039	737,834	0.0
2,039,865	Ginnie Mae 2010-108 WL, 4.000%, 04/16/2040	1,958,726	0.0
2,502,687 (3)(6)	Ginnie Mae 2010-11 SA, 0.979%, (-1.000*TSFR1M + 6.306%), 01/16/2040	206,989	0.0
780,791 (3)(6)	Ginnie Mae 2010-116 NS, 1.209%, (-1.000*TSFR1M + 6.536%), 09/16/2040	51,512	0.0
2,770,852 (3)(6)	Ginnie Mae 2010-116 SK, 1.177%, (-1.000*TSFR1M + 6.506%), 08/20/2040	222,758	0.0
1,082,353 (3)(6)	Ginnie Mae 2010-14 SB, 1.357%, (-1.000*TSFR1M + 6.686%), 11/20/2035	101,667	0.0
1,725,437 (3)(6)	Ginnie Mae 2010-149 HS, 0.659%, (-1.000*TSFR1M + 5.986%), 05/16/2040	17,901	0.0
305,307	Ginnie Mae 2010-164 MD, 4.000%, 12/20/2040	291,184	0.0
1,091,181 (6)	Ginnie Mae 2010-168 BI, 5.000%, 04/20/2040	170,185	0.0
669,825 (3)(6)	Ginnie Mae 2010- 68 MS, 0.407%, (-1.000*TSFR1M + 5.736%), 06/20/2040	50,424	0.0
731,971 (6)	Ginnie Mae 2010-99 IT, 5.000%, 08/16/2040	95,046	0.0
865,832	Ginnie Mae 2011-52 PA, 4.250%, 02/16/2041	847,659	0.0

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,571,971 (3)(6)	Ginnie Mae 2011-72 SA, 0.192%, (-1.000*TSFR1M + 5.236%), 05/16/2041	$93,027	0.0
172,262 (6)	Ginnie Mae 2012-91 QI, 4.500%, 09/20/2041	14,717	0.0
2,333,459 (3)(6)	Ginnie Mae 2013-111 SA, 1.257%, (-1.000*TSFR1M + 6.586%), 07/20/2043	235,775	0.0
612,131	Ginnie Mae 2013-116 KB, 3.500%, 12/20/2042	592,869	0.0
2,954,909 (6)	Ginnie Mae 2013-167 PI, 5.500%, 11/20/2043	451,598	0.0
7,766,535	Ginnie Mae 2013-170 ZD, 2.500%, 11/16/2043	6,685,348	0.1
68,148	Ginnie Mae 2013-27 KA, 2.250%, 02/20/2043	61,270	0.0
352,985	Ginnie Mae 2013-69 KA, 1.250%, 08/20/2042	305,279	0.0
73,835 (6)	Ginnie Mae 2014-10 GI, 4.500%, 01/16/2029	904	0.0
2,243,482 (3)(6)	Ginnie Mae 2014-185 SB, 0.157%, (-1.000*TSFR1M + 5.486%), 12/20/2044	136,261	0.0
1,437,333 (3)(6)	Ginnie Mae 2014-3 QS, 0.707%, (-1.000*TSFR1M + 6.036%), 03/20/2043	63,595	0.0
3,812,293 (3)(6)	Ginnie Mae 2014-3 SU, 0.607%, (-1.000*TSFR1M + 5.936%), 07/20/2039	297,147	0.0
2,121,410 (3)(6)	Ginnie Mae 2014-56 SP, 0.759%, (-1.000*TSFR1M + 6.086%), 12/16/2039	129,670	0.0
5,347,924 (3)(6)	Ginnie Mae 2014-58 SG, 0.159%, (-1.000*TSFR1M + 5.486%), 04/16/2044	245,031	0.0
15,072,684 (3)(6)	Ginnie Mae 2015-110 MS, 0.267%, (-1.000*TSFR1M + 5.596%), 08/20/2045	1,264,821	0.0
1,026,637	Ginnie Mae 2015-27 PB, 3.000%, 08/20/2044	996,038	0.0
13,563,044 (3)(6)	Ginnie Mae 2016-160 GS, 0.657%, (-1.000*TSFR1M + 5.986%), 11/20/2046	1,262,028	0.0
376,394	Ginnie Mae 2016-44 JA, 3.500%, 03/20/2046	339,883	0.0
29,049,384 (3)(6)	Ginnie Mae 2016-6 SB, 0.207%, (-1.000*TSFR1M + 5.536%), 01/20/2046	1,994,168	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,643,999 (3)(6)	Ginnie Mae 2017-101 SA, 0.757%, (-1.000*TSFR1M + 6.086%), 07/20/2047	$700,517	0.0
14,231,776 (3)(6)	Ginnie Mae 2017-163 SH, 0.757%, (-1.000*TSFR1M + 6.086%), 11/20/2047	1,543,773	0.0
4,571,175	Ginnie Mae 2018-1 LZ, 3.000%, 01/20/2048	3,524,000	0.1
344,736	Ginnie Mae 2018-104 HZ, 3.500%, 08/20/2048	256,103	0.0
1,088,166	Ginnie Mae 2018-120 DE, 3.500%, 09/20/2048	997,679	0.0
206,278	Ginnie Mae 2018-122 GZ, 3.500%, 09/20/2048	162,068	0.0
1,479,509	Ginnie Mae 2018-126 A, 3.500%, 09/20/2048	1,341,659	0.0
206,824	Ginnie Mae 2018-147 KZ, 3.750%, 10/20/2048	167,255	0.0
14,369,135 (3)(6)	Ginnie Mae 2018-167 CS, 0.657%, (-1.000*TSFR1M + 5.986%), 12/20/2048	1,279,685	0.0
176,532	Ginnie Mae 2019-100 JB, 3.000%, 08/20/2049	131,525	0.0
532,322	Ginnie Mae 2019-100 KB, 3.000%, 08/20/2049	395,809	0.0
1,349,931	Ginnie Mae 2019-100 MC, 3.000%, 08/20/2049	960,973	0.0
86,512,338 (6)	Ginnie Mae 2019-129 AI, 3.500%, 10/20/2049	15,452,332	0.2
19,369,717 (3)(6)	Ginnie Mae 2019-159 SM, 0.607%, (-1.000*TSFR1M + 5.936%), 12/20/2049	2,065,548	0.0
1,081,376	Ginnie Mae 2019- 23 NG, 3.500%, 02/20/2049	831,181	0.0
71,326	Ginnie Mae 2019-54 AB, 3.000%, 04/20/2049	54,765	0.0
798,785	Ginnie Mae 2019-78 MB, 3.000%, 06/20/2049	592,256	0.0
416,445	Ginnie Mae 2019-89 KB, 3.000%, 07/20/2049	311,694	0.0
299,424	Ginnie Mae 2019-89 WB, 3.000%, 07/20/2049	219,273	0.0
76,881,047 (6)	Ginnie Mae 2020-187 BI, 2.500%, 12/20/2050	10,593,055	0.1
19,789,201 (6)	Ginnie Mae 2020-188 PI, 3.500%, 06/20/2050	3,534,161	0.1
18,640,220 (3)(6)	Ginnie Mae 2020-32 SG, 0.657%, (-1.000*TSFR1M + 5.986%), 03/20/2050	1,985,862	0.0

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
16,129,182 (3)(6)	Ginnie Mae 2020- 34 SQ, 0.607%, (-1.000*TSFR1M + 5.936%), 10/20/2049	$1,578,528	0.0
28,261,293 (3)(6)	Ginnie Mae 2020-46 BS, 0.336%, (-1.000*TSFR1M + 3.236%), 04/20/2050	395,221	0.0
14,530,546 (3)(6)	Ginnie Mae 2020-77 JS, 0.657%, (-1.000*TSFR1M + 5.986%), 10/20/2048	1,094,554	0.0
85,152,184 (6)	Ginnie Mae 2021-139 PI, 2.500%, 08/20/2051	11,705,692	0.2
32,276,304 (6)	Ginnie Mae 2021-57 IG, 3.500%, 09/20/2050	5,764,135	0.1
1,881,177	Ginnie Mae 2023-99 DV, 5.000%, 07/20/2034	1,868,818	0.0
295,089 (1)(3)	GS Mortage-Backed Securities Trust 2020-PJ1 A1, 3.500%, 05/25/2050	260,435	0.0
473,266 (1)(3)	GS Mortage-Backed Securities Trust 2020-PJ1 A4, 3.500%, 05/25/2050	417,210	0.0
1,180,414 (1)(3)	GS Mortage-Backed Securities Trust 2020-PJ1 A8, 3.500%, 05/25/2050	1,038,526	0.0
324,067 (1)(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	300,191	0.0
2,777,870 (1)(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 B3, 4.375%, 11/25/2049	2,494,034	0.0
1,048,092 (1)(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 B1, 3.948%, 03/25/2050	942,529	0.0
1,508,729 (1)(3)	GS Mortgage-Backed Securities Corp. Trust 2020-PJ3 B2A, 3.423%, 10/25/2050	1,281,424	0.0
929,806 (1)(3)	GS Mortgage-Backed Securities Corp. Trust 2020-PJ3 B4, 3.423%, 10/25/2050	717,631	0.0
1,398,476 (1)(3)	GS Mortgage-Backed Securities Trust 2021-GR3 B4, 3.382%, 04/25/2052	1,093,310	0.0
3,676,229 (1)(3)	GS Mortgage-Backed Securities Trust 2023-PJ4 A3, 6.000%, 01/25/2054	3,676,314	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,087,794 (1)(3)	GS Mortgage-Backed Securities Trust 2023-PJ6 B2, 6.963%, 04/25/2054	$2,125,120	0.0
1,496,620 (1)(3)	GS Mortgage-Backed Securities Trust 2024-PJ1 B2, 7.303%, 06/25/2054	1,588,683	0.0
112,707	GSR Mortgage Loan Trust 2007-1F 3A13, 6.000%, 01/25/2037	69,277	0.0
1,384,178 (3)	HarborView Mortgage Loan Trust 2007-5 A1A, 5.821%, (TSFR1M + 0.494%), 09/19/2037	1,155,255	0.0
41,103 (3)	HomeBanc Mortgage Trust 2004-1 2A, 6.304%, (TSFR1M + 0.974%), 08/25/2029	39,428	0.0
412,334 (3)	Impac CMB Trust Series 2005-1 M1, 6.134%, (TSFR1M + 0.804%), 04/25/2035	376,501	0.0
2,000,000 (1)(3)	Imperial Fund Mortgage Trust 2021-NQM4 M1, 3.446%, 01/25/2057	1,447,701	0.0
1,471,247 (3)	IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 5.864%, (TSFR1M + 0.534%), 02/25/2046	1,041,465	0.0
45,302 (1)(3)	J.P. Morgan Mortgage Trust 2019-2 A3, 4.000%, 08/25/2049	42,513	0.0
2,168,487 (1)(3)	J.P. Morgan Mortgage Trust 2021-14 B4, 3.155%, 05/25/2052	1,683,341	0.0
2,282,581 (1)(3)	J.P. Morgan Mortgage Trust 2023-8 B3, 6.348%, 02/25/2054	2,263,471	0.0
7,815,406 (1)(3)	J.P. Morgan Mortgage Trust 2024-1 A9, 6.000%, 06/25/2054	7,693,174	0.1
305,691	JP Morgan Alternative Loan Trust 2005-S1 1A1, 5.500%, 12/25/2035	102,210	0.0
1,565,564 (3)	JP Morgan Mortgage Trust 2005-A4 B1, 5.086%, 07/25/2035	1,434,208	0.0
915,671 (1)(3)	JP Morgan Mortgage Trust 2017-1 B4, 3.452%, 01/25/2047	783,665	0.0
1,255,657 (1)(3)	JP Morgan Mortgage Trust 2017-6 B3, 3.777%, 12/25/2048	1,105,735	0.0
1,816,012 (1)(3)	JP Morgan Mortgage Trust 2018-1 B1, 3.609%, 06/25/2048	1,605,328	0.0

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,747,986 (1)(3)	JP Morgan Mortgage Trust 2018-1 B2, 3.609%, 06/25/2048	$1,540,905	0.0
2,309,953 (1)(3)	JP Morgan Mortgage Trust 2018-1 B3, 3.609%, 06/25/2048	2,004,071	0.0
1,945,121 (1)(3)	JP Morgan Mortgage Trust 2018-4 B2, 3.711%, 10/25/2048	1,716,611	0.0
2,667,110 (1)(3)	JP Morgan Mortgage Trust 2018-9 B3, 4.251%, 02/25/2049	2,374,437	0.0
149,626 (1)(3)	JP Morgan Mortgage Trust 2019-1 A3, 4.000%, 05/25/2049	139,672	0.0
261,726 (1)(3)	JP Morgan Mortgage Trust 2019-8 A15, 3.500%, 03/25/2050	231,220	0.0
581,616 (1)(3)	JP Morgan Mortgage Trust 2019-8 A5, 3.500%, 03/25/2050	514,400	0.0
1,660,493 (1)(3)	JP Morgan Mortgage Trust 2019-INV1 B3, 4.943%, 10/25/2049	1,567,968	0.0
780,002 (1)(3)	JP Morgan Mortgage Trust 2020-1 A7, 3.500%, 06/25/2050	685,800	0.0
258,850 (1)(3)	JP Morgan Mortgage Trust 2020-2 A15, 3.500%, 07/25/2050	227,946	0.0
289,864 (1)(3)	JP Morgan Mortgage Trust 2020-3 A15, 3.500%, 08/25/2050	253,970	0.0
1,971,341 (1)(3)	JP Morgan Mortgage Trust 2020-5 B3, 3.572%, 12/25/2050	1,635,002	0.0
908,304 (1)(3)	JP Morgan Mortgage Trust 2020-8 B2, 3.504%, 03/25/2051	773,284	0.0
210,438 (1)(3)	JP Morgan Mortgage Trust 2020-INV1 A3, 3.500%, 08/25/2050	185,708	0.0
1,399,276 (1)(3)	JP Morgan Mortgage Trust 2023-10 B3, 6.522%, 05/25/2054	1,359,492	0.0
4,306,779 (1)(3)	JP Morgan Mortgage Trust 2024-2 A9, 6.500%, 08/25/2054	4,318,153	0.1
12,085,090 (3)(6)	Lehman Mortgage Trust 2006-7 2A4, 1.106%, (-1.000*TSFR1M + 6.436%), 11/25/2036	1,200,055	0.0
8,438,403 (3)(6)	Lehman Mortgage Trust 2006-9 2A5, 1.176%, (-1.000*TSFR1M + 6.506%), 01/25/2037	786,663	0.0
238,135 (1)(3)	MFA Trust 2020-NQM3 A3, 1.632%, 01/26/2065	218,942	0.0
1,100,000 (1)(3)	Mill City Mortgage Loan Trust 2017-1 M2, 3.250%, 11/25/2058	1,058,935	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,300,449 (1)(3)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	$3,092,850	0.1
2,482,000 (1)(3)	Mill City Mortgage Trust 2015-2 B2, 1.984%, 09/25/2057	2,221,116	0.0
1,000,000 (1)(3)	Morgan Stanley Residential Mortgage Loan Trust 2020-1 A5A, 2.500%, 12/25/2050	658,156	0.0
1,877,938 (1)(3)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	1,798,399	0.0
623,008 (1)(3)	New Residential Mortgage Loan Trust 2017-6A B2, 4.000%, 08/27/2057	592,825	0.0
1,000,000 (1)(3)	Oaktown Re VI Ltd. 2021-1A M1C, 8.320%, (SOFR30A + 3.000%), 10/25/2033	1,018,885	0.0
6,000,000 (1)(3)	Oaktown Re VII Ltd. 2021-2 M1C, 8.670%, (SOFR30A + 3.350%), 04/25/2034	6,121,724	0.1
84,378 (1)(3)	OBX Trust 2019-EXP1 1A3, 4.000%, 01/25/2059	81,052	0.0
289,392 (1)(3)	OBX Trust 2019-INV2 A25, 4.000%, 05/27/2049	264,935	0.0
1,539,183,954 (1)(6)	PMTT4 2017-PM1 XIO, 13.000%, 10/25/2048	5,870,678	0.1
65,267	Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/2037	54,738	0.0
1,166,770 (1)(3)	Provident Funding Mortgage Trust 2020-1 B3, 3.245%, 02/25/2050	962,347	0.0
9,674,879 (1)(3)	Radnor RE Ltd. 2021-1 M1C, 8.020%, (SOFR30A + 2.700%), 12/27/2033	9,809,186	0.1
708,248 (1)(3)	RCKT Mortgage Trust 2019-1 A13, 3.500%, 09/25/2049	625,288	0.0
898,564 (1)(3)	RCKT Mortgage Trust 2019-1 B4, 3.838%, 09/25/2049	753,696	0.0
32,868,564 (3)	Seasoned Credit Risk Transfer Trust 2017-4 HT, 3.250%, 06/25/2057	29,034,311	0.4
206,155 (1)(3)	Seasoned Credit Risk Transfer Trust Series 2016-1 M2, 3.750%, 09/25/2055	185,289	0.0

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,378,506	Seasoned Credit Risk Transfer Trust Series 2018-2 HT, 3.000%, 11/25/2057	$2,903,529	0.1
7,738,619	Seasoned Credit Risk Transfer Trust Series 2018-2 MV, 3.500%, 11/25/2057	7,030,999	0.1
3,509,828	Seasoned Credit Risk Transfer Trust Series 2018-3 HT, 3.000%, 08/25/2057	2,995,149	0.1
2,751,823	Seasoned Credit Risk Transfer Trust Series 2018-4 HT, 3.000%, 03/25/2058	2,352,371	0.0
3,146,423	Seasoned Credit Risk Transfer Trust Series 2019-1 HT, 3.000%, 07/25/2058	2,696,683	0.1
1,614,092	Seasoned Credit Risk Transfer Trust Series 2019-2 HT, 3.000%, 08/25/2058	1,388,400	0.0
729,317	Seasoned Credit Risk Transfer Trust Series 2019-3 HT, 3.000%, 10/25/2058	624,637	0.0
1,841,554	Seasoned Credit Risk Transfer Trust Series 2019-3 MA, 3.500%, 10/25/2058	1,725,710	0.0
828,147	Seasoned Credit Risk Transfer Trust Series 2019-4 M55D, 4.000%, 02/25/2059	769,632	0.0
83,348	Seasoned Credit Risk Transfer Trust Series 2020-3 TTU, 2.500%, 05/25/2060	75,055	0.0
32,340,000	Seasoned Loans Structured Transaction Trust Series 2019-3 A2C, 2.750%, 11/25/2029	28,846,779	0.4
850,693 (1)(3)	Sequoia Mortgage Trust 2015-2 B3, 3.756%, 05/25/2045	722,741	0.0
982,625 (1)(3)	Sequoia Mortgage Trust 2015-3 B3, 3.726%, 07/25/2045	708,616	0.0
636,132 (1)(3)	Sequoia Mortgage Trust 2017-5 B3, 3.782%, 08/25/2047	553,568	0.0
127,588 (1)(3)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 03/25/2048	117,720	0.0
2,224,549 (1)	Sequoia Mortgage Trust 2018-CH1 B2B, 4.438%, 03/25/2048	2,067,761	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
549,176 (1)(3)	Sequoia Mortgage Trust 2019-4 A19, 3.500%, 11/25/2049	$481,736	0.0
75,815 (1)(3)	Sequoia Mortgage Trust 2019-CH2 A1, 4.500%, 08/25/2049	74,599	0.0
1,836,627 (1)(3)	Sequoia Mortgage Trust 2020-2 B2, 3.639%, 03/25/2050	1,581,222	0.0
2,793,349 (1)(3)	Sequoia Mortgage Trust 2020-3 B2, 3.320%, 04/25/2050	2,355,549	0.0
1,077,042 (1)(3)	Sequoia Mortgage Trust 2021-5 A19, 2.500%, 07/25/2051	860,051	0.0
944,826 (1)(3)	Sequoia Mortgage Trust 2021-5 B3, 3.049%, 07/25/2051	744,765	0.0
1,500,000 (1)(3)	Sequoia Mortgage Trust 2024-3 A19, 6.000%, 04/25/2054	1,483,945	0.0
1,658,999 (1)(3)	Shellpoint Co-Originator Trust 2017-2 B2, 3.644%, 10/25/2047	1,485,959	0.0
1,000,000 (1)(3)	Starwood Mortgage Residential Trust 2022-2 M1, 4.200%, 02/25/2067	776,751	0.0
2,144,201 (1)(3)	TIAA Bank Mortgage Loan Trust 2018-2 B2, 3.675%, 07/25/2048	1,896,198	0.0
1,400,000 (1)(3)	Towd Point Mortgage Trust 2015-2 1B1, 3.698%, 11/25/2060	1,353,661	0.0
2,640,000 (1)(3)	Towd Point Mortgage Trust 2015-2 2B2, 4.780%, 11/25/2057	2,568,945	0.0
4,346,000 (1)(3)	Towd Point Mortgage Trust 2016-2 M1, 3.000%, 08/25/2055	4,197,501	0.1
3,200,000 (1)(3)	Towd Point Mortgage Trust 2017-1 M1, 3.750%, 10/25/2056	3,066,056	0.1
2,200,000 (1)(3)	Towd Point Mortgage Trust 2017-3 M1, 3.500%, 07/25/2057	2,061,236	0.0
10,200,000 (1)(3)	Triangle Re Ltd. 2021-3 M1B, 8.220%, (SOFR30A + 2.900%), 02/25/2034	10,269,342	0.1
330,537 (3)	Wachovia Mortgage Loan Trust LLC Series Trust 2005-B 2A1, 6.164%, 10/20/2035	318,042	0.0
1,095,328 (3)	WaMu Mortgage Pass-Through Certificates 2005-AR11 A1C3, 6.464%, (TSFR1M + 1.134%), 08/25/2045	1,043,325	0.0

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
39,208,933 (3)(6)	WaMu Mortgage Pass-Through Certificates 2005-AR11 X, 1.410%, 08/25/2045	$38,027	0.0
217,297 (3)	WaMu Mortgage Pass-Through Certificates 2006-AR12 1A1, 4.480%, 10/25/2036	192,945	0.0
155,437 (3)	WaMu Mortgage Pass-Through Certificates 2006-AR12 2A3, 3.794%, 10/25/2036	136,967	0.0
470,123 (3)	WaMu Mortgage Pass-Through Certificates 2006-AR14 1A4, 4.019%, 11/25/2036	397,946	0.0
545,221 (3)	WaMu Mortgage Pass-Through Certificates 2006-AR16 2A1, 4.364%, 12/25/2036	469,745	0.0
744,226 (3)	WaMu Mortgage Pass-Through Certificates 2006-AR8 1A4, 4.384%, 08/25/2046	649,560	0.0
1,081,309 (3)	WaMu Mortgage Pass-Through Certificates 2007-HY2 1A1, 3.992%, 12/25/2036	948,471	0.0
300,102 (3)	WaMu Mortgage Pass-Through Certificates 2007-HY3 1A1, 3.915%, 03/25/2037	238,641	0.0
1,910,894 (3)	WaMu Mortgage Pass-Through Certificates Series Trust 2004-AR4 A6, 5.048%, 06/25/2034	1,836,838	0.0
766,471 (3)	WaMu Mortgage Pass-Through Certificates Series Trust 2005-AR13 A1C3, 6.424%, (TSFR1M + 1.094%), 10/25/2045	721,901	0.0
1,260,492 (3)	WaMu Mortgage Pass-Through Certificates Series Trust 2006-AR16 2A3, 4.364%, 12/25/2036	1,085,999	0.0
913,757 (3)	Washington Mutual Mortgage Pass-Through Certificates WMALT 2005-10 2A3, 5.750%, (TSFR1M + 1.014%), 11/25/2035	773,734	0.0
524,250	Washington Mutual Mortgage Pass-Through Certificates WMALT 2005-5 CB3, 5.500%, 07/25/2035	469,967	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,955,879 (3)	Washington Mutual Mortgage Pass-Through Certificates WMALT 2006-AR6 2A, 6.049%, (12MTA + 0.960%),08/25/2046	$1,609,916	0.0
923,932 (3)	Washington Mutual Mortgage Pass-Through Certificates WMALT 2007-OC1 A4, 6.084%, (TSFR1M + 0.754%),01/25/2047	850,103	0.0
226,983	Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust 2005-8 1A2, 5.500%,10/25/2035	199,894	0.0
445,978 (3)	Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust 2007-OC1 A3, 5.904%, (TSFR1M + 0.574%), 01/25/2047	406,521	0.0
378,815 (3)	Wells Fargo Alternative Loan Trust 2007-PA2 2A1, 5.874%, (TSFR1M + 0.544%), 06/25/2037	308,466	0.0
390,424	Wells Fargo Alternative Loan Trust 2007-PA3 3A1, 6.250%,07/25/2037	329,580	0.0
115,059 (3)	Wells Fargo Mortgage Backed Securities Trust 2006-AR4 2A4, 6.185%, 04/25/2036	107,587	0.0
1,853,368 (1)(3)	Wells Fargo Mortgage Backed Securities Trust 2019-4 B3, 3.518%,09/25/2049	1,322,575	0.0
553,351 (1)(3)	WinWater Mortgage Loan Trust 2015-5 B3, 3.754%, 08/20/2045	506,501	0.0
902,693 (1)(3)	WinWater Mortgage Loan Trust 2015-5 B4, 3.754%, 08/20/2045	811,993	0.0
	Total Collateralized Mortgage Obligations (Cost $1,461,166,691)	1,320,655,404	15.5
ASSET-BACKED SECURITIES: 12.7%
	Automobile Asset-Backed Securities: 1.1%
4,107,679	AmeriCredit Automobile Receivables Trust 2019-3 D, 2.580%,09/18/2025	4,101,120	0.1
13,000,000 (1)(3)	Bayview Opportunity Master Fund VII LLC 2024-CAR1 A, (SOFR30A + 1.100%),12/26/2031	13,000,000	0.2

			Percentage
Principal			of Net
Amount†		Value	Assets
ASSET-BACKED SECURITIES: (continued)
	Automobile Asset-Backed Securities: (continued)
14,950,000 (1)	Bayview Opportunity Master Fund VII Trust 2024-SN1 A3, 5.660%,03/15/2028	$14,970,706	0.2
550,000	Drive Auto Receivables Trust 2021-2 D,1.390%, 03/15/2029	526,688	0.0
3,250,000 (1)	GLS Auto Receivables Issuer Trust 2021-4A C, 1.940%, 10/15/2027	3,175,949	0.0
23,950,000 (1)	GM Financial Revolving Receivables Trust 2024-1 A, 4.980%,12/11/2036	24,090,031	0.3
12,500,000 (1)	GreenState Auto Receivables Trust 2024-1A A3, 5.190%,01/16/2029	12,486,706	0.1
985,016	Santander Drive Auto Receivables Trust 2020-2 D, 2.220%,09/15/2026	979,058	0.0
4,058,644 (1)	Westlake Automobile Receivables Trust 2021-2A C, 0.890%,07/15/2026	4,006,447	0.1
11,850,000 (1)	Westlake Automobile Receivables Trust 2024-1A B, 5.550%,11/15/2027	11,848,202	0.1
		89,184,907	1.1
	Home Equity Asset-Backed Securities: 0.1%
2,585,499 (1)(3)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A2, 6.336%, 02/25/2038	2,005,391	0.0
4,150,141 (3)	Freddie Mac Structured Pass-Through Certificates T-31 A7, 5.685%, (SOFR30A + 0.364%), 05/25/2031	4,136,154	0.1
2,621,909 (3)	GSAA Trust 2006-7 AF2, 5.995%,03/25/2046	962,994	0.0
126,191 (3)	HSI Asset Loan Obligation Trust 2007-WF1 A6, 4.491%,12/25/2036	93,274	0.0
459,176 (3)	Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A3, 5.764%, (TSFR1M + 0.434%),02/25/2037	402,363	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
ASSET-BACKED SECURITIES: (continued)
	Home Equity Asset-Backed Securities: (continued)
554,412 (3)	Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A4A, 5.904%, (TSFR1M + 0.574%),02/25/2037	$488,505	0.0
747,138 (3)	Renaissance Home Equity Loan Trust 2005-3 AF4, 5.140%,11/25/2035	736,704	0.0
		8,825,385	0.1
	Other Asset-Backed Securities: 10.1%
6,800,000 (1)(3)	AB BSL CLO 4 Ltd. 2023-4A A, 7.318%, (TSFR3M + 2.000%),04/20/2036	6,854,890	0.1
6,750,000 (1)(3)	AIG CLO LLC 2021-1A C, 7.329%, (TSFR3M + 2.012%), 04/22/2034	6,671,369	0.1
1,023,560 (1)(3)(6)(7)	American Homes 4 Rent Trust 2015-SFR1 XS, 3.232%,04/17/2052	—	—
16,400,000 (1)(3)	Apidos Clo Xxv 2016-25A A1R2, 6.458%, (TSFR3M + 1.150%),10/20/2031	16,415,186	0.2
10,000,000 (1)(3)	Apidos CLO XXXV 2021-35A C, 7.229%, (TSFR3M + 1.912%),04/20/2034	9,833,070	0.1
2,029,500 (1)	Applebee's Funding LLC / IHOP Funding LLC 2019-1A A2II, 4.723%, 06/05/2049	1,954,501	0.0
536,846 (1)	Aqua Finance Trust 2019-A A, 3.140%,07/16/2040	504,968	0.0
1,115,242 (1)	Aqua Finance Trust 2020-AA A, 1.900%,07/17/2046	1,036,406	0.0
6,550,000 (1)(3)	Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL2 AS, 6.840%, (TSFR1M + 1.514%), 05/15/2036	6,499,177	0.1
8,130,000 (1)(3)	Arbor Realty Commercial Real Estate Notes Ltd.A, 2021-FL3 6.510%, (TSFR1M + 1.184%), 08/15/2034	8,063,590	0.1
5,100,000 (1)(3)	Arbor Realty Commercial Real Estate Notes Ltd.A, 2021-FL4 6.790%, (TSFR1M + 1.464%), 11/15/2036	5,073,027	0.1
7,044,500 (1)	Arbys Funding LLC 2020-1A A2, 3.237%,07/30/2050	6,524,666	0.1

			Percentage
Principal			of Net
Amount†		Value	Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
10,200,000 (1)(3)	ARES LII CLO Ltd.2019-52A A1R,6.629%, (TSFR3M + 1.312%), 04/22/2031	$10,211,281	0.1
6,106,851 (1)(3)	Bain Capital Credit CLO Ltd. 2017-1A A1R,6.549%, (TSFR3M + 1.232%), 07/20/2030	6,109,336	0.1
3,750,000 (1)(3)	Barings Clo Ltd.2019-4A C, 8.376%, (TSFR3M + 3.062%), 01/15/2033	3,752,839	0.0
3,890,000 (1)(3)	Barings CLO Ltd.2017-1A A2, 6.910%, (TSFR3M + 1.612%), 07/18/2029	3,891,852	0.0
6,361,000 (1)(3)	Barings CLO Ltd.2018-3A A2, 6.879%, (TSFR3M + 1.562%), 07/20/2029	6,363,233	0.1
6,597,500 (1)	Beacon Container Finance II LLC 2021-1A A, 2.250%, 10/22/2046	5,896,203	0.1
450,000 (1)(3)	Benefit Street Partners CLO VIII Ltd. 2015-8A A1BR, 6.779%, (TSFR3M + 1.462%),01/20/2031	450,270	0.0
5,000,000 (1)(3)	Benefit Street Partners CLO XIV Ltd. 2018-14A A2, 6.729%, (TSFR3M + 1.412%), 04/20/2031	4,992,720	0.1
4,600,000 (1)(3)	Benefit Street Partners CLO XXIII Ltd. 2021-23A C, 7.786%, (TSFR3M + 2.462%), 04/25/2034	4,604,881	0.1
2,000,000 (1)(3)	BlueMountain CLO Ltd. 2014-2A A2R2, 6.979%, (TSFR3M + 1.662%), 10/20/2030	1,995,028	0.0
21,930,000 (1)(3)	BlueMountain CLO Ltd. 2016-3A A1R2, (TSFR3M + 1.200%),11/15/2030	21,950,351	0.3
5,350,000 (1)(3)	BlueMountain CLO XXVIII Ltd. 2021-28A C, 7.576%, (TSFR3M + 2.262%), 04/15/2034	5,296,891	0.1
6,386,250 (1)	Bojangles Issuer LLC 2020-1A A2, 3.832%,10/20/2050	6,031,249	0.1
7,570,000 (1)(3)	Broad River Bsl Funding Clo Ltd. 2020-1A AR,6.749%, (TSFR3M + 1.432%), 07/20/2034	7,573,793	0.1
4,400,000 (1)(3)	Broad River Bsl Funding Clo Ltd. 2020-1A CR,7.579%, (TSFR3M + 2.262%), 07/20/2034	4,403,414	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
5,000,000 (1)(3)	BSPRT Issuer Ltd. 2023-FL10 A, 7.584%, (TSFR1M + 2.259%), 09/15/2035	$5,030,962	0.1
6,600,000 (1)(3)	California Street CLO IX L.P. 2012-9A CR3, 8.076%, (TSFR3M + 2.762%), 07/16/2032	6,524,734	0.1
4,892,863 (1)(3)	Carlyle Global Market Strategies CLO Ltd. 2014-1A A1R2, 6.548%, (TSFR3M + 1.232%), 04/17/2031	4,894,600	0.1
3,250,000 (1)(3)	Carlyle Global Market Strategies CLO Ltd. 2014-1A A2R2, 6.708%, (TSFR3M + 1.392%), 04/17/2031	3,250,725	0.0
25,190,000 (1)(3)	Carlyle Global Market Strategies CLO Ltd. 2015-4A A1RR, (TSFR3M + 1.220%),07/20/2032	25,208,892	0.3
10,000,000 (1)(3)	Cedar Funding IV CLO Ltd. 2014-4A CRR,7.577%, (TSFR3M + 2.262%), 07/23/2034	9,959,600	0.1
11,200,000 (1)(3)	Cedar Funding VIII Clo Ltd. 2017-8A A2R,7.028%, (TSFR3M + 1.712%), 10/17/2034	11,200,818	0.1
37,149 (3)	Chase Funding Trust Series 2003-5 2A2, 6.044%, (TSFR1M + 0.714%), 07/25/2033	36,256	0.0
6,091,627 (1)(3)	CIFC Funding Ltd. 2017-3A A1, 6.799%, (TSFR3M + 1.482%),07/20/2030	6,095,020	0.1
6,807,914 (1)(3)	CIFC Funding Ltd. 2018-2A A1, 6.619%, (TSFR3M + 1.302%),04/20/2031	6,811,216	0.1
3,000,000 (1)(3)	CIFC Funding Ltd. 2019-6A A2, 7.326%, (TSFR3M + 2.012%),01/16/2033	3,000,903	0.0
2,154,562 (1)	CLI Funding VI LLC 2020-1A A, 2.080%, 09/18/2045	1,942,071	0.0
6,793,095 (1)	CLI Funding VIII LLC 2021-1A A, 1.640%, 02/18/2046	6,035,762	0.1
8,672,213 (1)	CLI Funding VIII LLC 2022-1A A, 2.720%, 01/18/2047	7,742,294	0.1
4,536,250 (1)	DB Master Finance LLC 2019-1A A23, 4.352%, 05/20/2049	4,333,769	0.0

			Percentage
Principal			of Net
Amount†		Value	Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
2,339,750 (1)	DB Master Finance LLC 2019-1A A2II, 4.021%,05/20/2049	$2,266,924	0.0
15,444,500 (1)	DB Master Finance LLC 2021-1A A23, 2.791%,11/20/2051	12,964,767	0.1
2,510,875 (1)	Domino's Pizza Master Issuer LLC 2018-1A A2II, 4.328%,07/25/2048	2,424,452	0.0
10,752,000 (1)	Domino's Pizza Master Issuer LLC 2019-1A A2, 3.668%, 10/25/2049	9,915,876	0.1
11,475,500 (1)	Domino's Pizza Master Issuer LLC 2021-1A A2II, 3.151%,04/25/2051	9,993,781	0.1
2,214,875 (1)	Driven Brands Funding LLC 2018-1A A2, 4.739%, 04/20/2048	2,175,827	0.0
5,557,500 (1)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	5,392,139	0.1
5,327,375 (1)	Driven Brands Funding LLC 2021-1A A2, 2.791%, 10/20/2051	4,648,387	0.1
4,340,000 (1)(3)	Dryden 38 Senior Loan Fund 2015-38A ARR, 6.475%, (TSFR3M + 1.150%), 07/15/2030	4,341,983	0.0
6,400,000 (1)(3)	Dryden 49 Senior Loan Fund 2017-49A CR, 7.610%, (TSFR3M + 2.312%), 07/18/2030	6,391,437	0.1
11,400,000 (1)(3)	Dryden 75 CLO Ltd. 2019-75A CR2, 7.376%, (TSFR3M + 2.062%), 04/15/2034	11,119,731	0.1
8,000,000 (1)(3)	Eaton Vance Clo Ltd. 2015-1A A2R, 6.829%, (TSFR3M + 1.512%), 01/20/2030	7,959,224	0.1
5,250,000 (1)	Five Guys Holdings,Inc. 2023-1A A2, 7.549%, 01/26/2054	5,467,701	0.1
7,123,247 (1)(3)	FS Rialto 2021-FL3 A,6.691%, (TSFR1M + 1.364%), 11/16/2036	7,106,087	0.1
4,714,375 (1)	Goddard Funding LLC 2022-1A A2, 6.864%,10/30/2052	4,757,359	0.1
5,324,258 (1)(3)	Goldentree Loan Management US Clo 2 Ltd. 2017-2A AR,6.489%, (TSFR3M + 1.172%), 11/20/2030	5,325,946	0.1
473,433 (1)	HERO Funding Trust 2015-2A A, 3.990%,09/20/2040	432,734	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
458,594 (1)	HERO Funding Trust 2016-2A A, 3.750%,09/20/2041	$415,591	0.0
1,157,876 (1)	HERO Funding Trust 2016-4A A2, 4.290%,09/20/2047	1,058,856	0.0
3,126,150 (1)	JG Wentworth XLII LLC 2018-2A A, 3.960%,10/15/2075	2,864,919	0.0
2,230,344 (1)	JGWPT XXXIII LLC 2014-3A A, 3.500%,06/15/2077	1,979,895	0.0
6,000,000 (1)(3)	LCM 26 Ltd. 26A A2, 6.829%, (TSFR3M + 1.512%), 01/20/2031	6,002,652	0.1
7,980,000 (1)(3)	LCM 30 Ltd. 30A AR, 6.659%, (TSFR3M + 1.342%), 04/20/2031	7,984,181	0.1
5,000,000 (1)(3)	LCM XVIII L.P. 18A A2R, 6.799%, (TSFR3M + 1.482%), 04/20/2031	4,980,570	0.1
11,900,000 (1)(3)	LCM XXIV Ltd. 24A CR, 7.479%, (TSFR3M + 2.162%), 03/20/2030	11,849,318	0.1
7,793,648 (1)	Loanpal Solar Loan Ltd.2021-2GS A, 2.220%, 03/20/2048	6,080,305	0.1
6,150,000 (1)(3)	Madison Park Funding XLVIII Ltd. 2021-48A C, 7.571%, (TSFR3M + 2.262%), 04/19/2033	6,158,881	0.1
6,250,000 (1)(3)	Madison Park Funding XXI Ltd. 2016-21A ABRR, 6.976%, (TSFR3M + 1.662%),10/15/2032	6,252,956	0.1
1,400,000 (1)(3)	Madison Park Funding XXVII Ltd. 2018-27A B, 7.379%, (TSFR3M + 2.062%), 04/20/2030	1,397,827	0.0
14,656,220 (1)(3)	Magnetite XII Ltd. 2015-12A AR4, 6.472%, (TSFR3M + 1.150%), 10/15/2031	14,669,821	0.2
31,780,000 (1)(3)	Magnetite XXXI Ltd. 2021-31A A1, 6.676%, (TSFR3M + 1.362%),07/15/2034	31,808,252	0.4
4,000,000 (1)(3)	MF1 LLC 2023-FL12 A, 7.392%, (TSFR1M + 2.066%), 10/19/2038	4,021,006	0.0
10,000,000 (1)(3)	MF1 Ltd. 2021-FL6 AS, 6.891%, (TSFR1M + 1.564%), 07/16/2036	9,867,250	0.1
5,968,835 (1)(3)	MF1 Ltd. 2022-FL8 A, 6.676%, (TSFR1M + 1.350%), 02/19/2037	5,934,703	0.1
628,173 (1)	Mill City Solar Loan Ltd. 2019-1A A, 4.340%,03/20/2043	583,200	0.0

			Percentage
Principal			of Net
Amount†		Value	Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
3,205,093 (1)	Mill City Solar Loan Ltd. 2019-2GS A, 3.690%, 07/20/2043	$2,873,277	0.0
2,176,396 (1)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	2,039,305	0.0
3,699,934 (1)	Mosaic Solar Loan Trust 2018-2GS A, 4.200%,02/22/2044	3,444,461	0.0
475,677 (1)	Mosaic Solar Loan Trust 2018-2GS B, 4.740%, 02/22/2044	425,306	0.0
2,708,471 (1)	Mosaic Solar Loan Trust 2019-2A A, 2.880%, 09/20/2040	2,416,535	0.0
3,401,778 (1)	Mosaic Solar Loan Trust 2020-1A B, 3.100%, 04/20/2046	2,977,627	0.0
6,790,884 (1)	Mosaic Solar Loan Trust 2020-2A A, 1.440%, 08/20/2046	5,727,494	0.1
3,023,348 (1)	Mosaic Solar Loan Trust 2021-1A B, 2.050%, 12/20/2046	2,379,446	0.0
1,296,199 (1)	Mosaic Solar Loans LLC 2017-2A A,3.820%, 06/22/2043	1,211,082	0.0
6,837,865 (1)	Mosaic Solar Loans LLC 2024-1A A,5.500%, 09/20/2049	6,838,222	0.1
6,679,258 (1)(3)	Neuberger Berman CLO XVII Ltd. 2014-17A AR2, 6.609%, (TSFR3M + 1.292%), 04/22/2029	6,683,045	0.1
5,890,000 (1)(3)	OCP Clo Ltd. 2019-17AA1R, 6.619%, (TSFR3M + 1.302%), 07/20/2032	5,893,917	0.1
13,400,000 (1)(3)	Octagon Investment Partners 29 Ltd. 2016-1A AR, 6.760%, (TSFR3M + 1.442%), 01/24/2033	13,413,588	0.2
3,500,000 (1)(3)	Octagon Investment Partners 32 Ltd. 2017-1A CR, 7.626%, (TSFR3M + 2.312%), 07/15/2029	3,504,228	0.0
4,060,000 (1)(3)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 6.921%, (TSFR3M + 1.612%), 07/19/2030	4,053,780	0.0
6,000,000 (1)(3)	Octagon Investment Partners XXI Ltd. 2014-1A BR3, 7.318%, (TSFR3M + 2.012%), 02/14/2031	5,975,376	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
5,750,000 (1)(3)	OHA Credit Funding 8 Ltd. 2021-8A C,7.460%, (TSFR3M + 2.162%), 01/18/2034	$5,757,383	0.1
6,700,000 (1)(3)	OHA Credit Funding 9 Ltd. 2021-9A C,7.471%, (TSFR3M + 2.162%), 07/19/2035	6,708,857	0.1
10,700,000 (1)(3)	OHA Credit Partners VII Ltd. 2012-7A CR3, 7.381%, (TSFR3M + 2.062%), 02/20/2034	10,721,796	0.1
807,037 (1)	Pagaya AI Debt Selection Trust 2021-HG1 A, 1.220%, 01/16/2029	789,121	0.0
1,356,625 (1)	Pagaya AI Debt Trust 2022-1 A, 2.030%, 10/15/2029	1,343,493	0.0
5,800,000 (1)(3)	Palmer Square CLO Ltd. 2021-1A B, 7.279%, (TSFR3M + 1.962%), 04/20/2034	5,765,490	0.1
7,550,000 (1)(3)	Palmer Square CLO Ltd. 2021-3A A2, 6.976%, (TSFR3M + 1.662%), 01/15/2035	7,554,930	0.1
73,024 (3)	Popular ABS Mortgage Pass-Through Trust 2005-D A5, 3.520%,01/25/2036	71,845	0.0
4,885,875 (1)	Primrose Funding LLC 2019-1A A2, 4.475%,07/30/2049	4,689,476	0.1
7,130,000 (1)(3)	Rad CLO 1 Ltd. 2018-1A CR, 7.326%, (TSFR3M + 2.012%), 07/15/2031	7,085,081	0.1
6,000,000 (1)(3)	Rad CLO 6 Ltd. 2019-6A A2, 7.429%, (TSFR3M + 2.112%), 01/20/2033	6,002,598	0.1
9,150,000 (1)(3)	Rockland Park CLO Ltd. 2021-1A C, 7.479%, (TSFR3M + 2.162%), 04/20/2034	9,095,603	0.1
5,750,000 (1)	Servpro Master Issuer LLC 2024-1A A2, 6.174%, 01/25/2054	5,830,463	0.1
2,350,000 (1)	SoFi Consumer Loan Program Trust 2021-1 C, 1.610%, 09/25/2030	2,303,606	0.0
7,038,417 (1)	Sonic Capital LLC 2020-1A A2I, 3.845%, 01/20/2050	6,673,212	0.1
3,900,000 (1)	Sonic Capital LLC 2021-1A A2II, 2.636%, 08/20/2051	3,167,722	0.0

			Percentage
Principal			of Net
Amount†		Value	Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
18,000,000 (1)(3)	Sound Point Clo XVI Ltd. 2017-2A CR, 7.786%, (TSFR3M + 2.462%), 07/25/2030	$17,842,770	0.2
9,950,000 (1)(3)	Sound Point CLO XXIX Ltd. 2021-1A C1, 7.886%, (TSFR3M + 2.562%), 04/25/2034	9,936,030	0.1
4,040,185 (1)	Sunnova Helios II Issuer LLC 2018-1A A,4.870%, 07/20/2048	3,828,407	0.0
3,103,210 (1)	Sunnova Helios V Issuer LLC 2021-A A,1.800%, 02/20/2048	2,714,906	0.0
13,186,867 (1)	Sunnova Helios XI Issuer LLC 2023-A A,5.300%, 05/20/2050	12,985,464	0.1
7,203,597 (1)	Sunnova Sol II Issuer LLC 2020-2A A,2.730%, 11/01/2055	5,479,652	0.1
8,526,381 (1)	Sunnova Sol III Issuer LLC 2021-1 A,2.580%, 04/28/2056	7,156,706	0.1
4,384,305 (1)	Sunrun Athena Issuer LLC 2018-1 A,5.310%, 04/30/2049	4,205,350	0.0
4,207,113 (1)	Sunrun Jupiter Issuer LLC 2022-1A A,4.750%, 07/30/2057	3,934,198	0.0
3,257,492 (1)	Sunrun Xanadu Issuer LLC 2019-1A A,3.980%, 06/30/2054	3,044,709	0.0
8,450,000 (1)(3)	Symphony CLO XXVI Ltd. 2021-26A CR,7.579%, (TSFR3M + 2.262%), 04/20/2033	8,297,587	0.1
20,470,388 (1)	Taco Bell Funding LLC 2021-1A A23, 2.542%,08/25/2051	16,949,722	0.2
5,000,000 (1)(3)	TCW CLO Ltd. 2017-1A A2RR, 7.031%, (TSFR3M + 1.712%), 10/29/2034	5,002,150	0.1
13,150,000 (1)(3)	TCW CLO Ltd. 2021-1A C, 7.479%, (TSFR3M + 2.162%), 03/18/2034	13,016,067	0.1
13,950,000 (1)(3)	Texas Debt Capital CLO Ltd. 2023-1A A, 7.118%, (TSFR3M + 1.800%), 04/20/2036	14,032,235	0.2
5,474,000 (1)	Textainer Marine Containers Ltd. 2021-3A A, 1.940%, 08/20/2046	4,723,645	0.1
4,633,000 (1)	Textainer Marine Containers VII Ltd. 2021-1A A, 1.680%, 02/20/2046	4,095,324	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
32,120,000 (1)(3)	THL Credit Wind River CLO Ltd. 2015-1A A1R3, (TSFR3M + 1.200%), 10/20/2030	$32,120,000	0.4
4,500,000 (1)	Trafigura Securitisation Finance PLC 2021-1A A2, 1.080%, 01/15/2025	4,406,314	0.0
9,349,750 (1)	Triton Container Finance VIII LLC 2021-1A A, 1.860%, 03/20/2046	8,220,117	0.1
3,459,150 (1)	Wendy's Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	3,270,734	0.0
8,363,485 (1)	Wendy's Funding LLC 2021-1A A2II, 2.775%, 06/15/2051	7,049,469	0.1
10,000,000 (1)(3)	Wind River CLO Ltd. 2021-1A C, 7.529%, (TSFR3M + 2.212%), 04/20/2034	9,834,020	0.1
15,453,750 (1)	Zaxby's Funding LLC 2021-1A A2, 3.238%, 07/30/2051	13,707,359	0.2
		860,886,651	10.1
	Student Loan Asset-Backed Securities: 1.4%
265,915 (1)	Commonbond Student Loan Trust 2016-B B,4.000%, 10/25/2040	243,939	0.0
589,216 (1)	Commonbond Student Loan Trust-GS 2017-BGS B, 3.260%, 09/25/2042	524,215	0.0
947,922 (1)	Commonbond Student Loan Trust-GS 2018-AGS A1, 3.210%, 02/25/2044	881,565	0.0
69,007 (1)	Commonbond Student Loan Trust-GS 2018-AGS C, 3.820%, 02/25/2044	56,916	0.0
2,970,119 (1)	Commonbond Student Loan Trust-GS 2020-AGS A, 1.980%, 08/25/2050	2,586,340	0.0
1,565,152 (1)(3)	ELFI Graduate Loan Program LLC 2021-A B, 2.090%, 12/26/2046	1,291,245	0.0
342,021 (1)	Laurel Road Prime Student Loan Trust 2017-B BFX, 3.020%, 08/25/2042	335,172	0.0
4,139,674 (1)	Laurel Road Prime Student Loan Trust 2020-A A2FX, 1.400%, 11/25/2050	3,745,991	0.1

			Percentage
Principal			of Net
Amount†		Value	Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities: (continued)
2,194,151 (1)	Navient Private Education Refi Loan Trust 2020-DA A,1.690%, 05/15/2069	$2,004,014	0.0
2,633,980 (1)	Navient Private Education Refi Loan Trust 2020-GA A,1.170%, 09/16/2069	2,376,319	0.0
4,667,081 (1)	Navient Private Education Refi Loan Trust 2021-BA A,0.940%, 07/15/2069	4,083,356	0.1
1,850,000 (1)	Navient Private Education Refi Loan Trust 2021-FA B,2.120%, 02/18/2070	1,202,129	0.0
2,700,000 (1)	SMB Private Education Loan Trust 2014-A C,4.500%, 09/15/2045	2,354,850	0.0
1,450,000 (1)	SMB Private Education Loan Trust 2017-A B,3.500%, 06/17/2041	1,363,695	0.0
13,895,407 (1)	SMB Private Education Loan Trust 2019-B A2A, 2.840%, 06/15/2037	13,248,936	0.2
2,474,432 (1)	SMB Private Education Loan Trust 2023-A A1A, 5.380%, 01/15/2053	2,473,818	0.0
17,400,000 (1)	SMB Private Education Loan Trust 2024-A A1A, 5.240%, 03/15/2056	17,484,048	0.2
24,137,161 (1)	SMB Private Education Loan Trust-A 2020-PTA A2A, 1.600%, 09/15/2054	22,010,155	0.3
2,724,327 (1)(3)	Sofi Professional Loan Program LLC 2017-C B, 3.560%, 07/25/2040	2,623,241	0.0
3,250,000 (1)	Sofi Professional Loan Program LLC 2018-A B, 3.610%, 02/25/2042	2,954,745	0.0
3,000,000 (1)	Sofi Professional Loan Program LLC 2019-B BFX, 3.730%, 08/17/2048	2,639,643	0.0
3,900,000 (1)	SoFi Professional Loan Program LLC 2017-F BFX, 3.620%, 01/25/2041	3,534,755	0.1
8,000,000 (1)	Sofi Professional Loan Program Trust 2018-B BFX, 3.830%, 08/25/2047	7,316,858	0.1
2,810,969 (1)	Sofi Professional Loan Program Trust 2018-C A2FX, 3.590%, 01/25/2048	2,729,299	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities: (continued)
1,320,301 (1)	Sofi Professional Loan Program Trust 2018-D A2FX, 3.600%, 02/25/2048	$1,280,586	0.0
5,800,000 (1)	SoFi Professional Loan Program Trust 2018-C BFX, 4.130%, 01/25/2048	5,280,040	0.1
6,000,000 (1)	SoFi Professional Loan Program Trust 2018-D BFX, 4.140%, 02/25/2048	5,446,078	0.1
6,399,729 (1)	SoFi Professional Loan Program Trust 2020-C AFX, 1.950%, 02/15/2046	5,836,208	0.1
		117,908,156	1.4
	Total Asset-Backed Securities
	(Cost $1,114,362,954)	1,076,805,099	12.7
U.S. TREASURY OBLIGATIONS: 12.2%
	United States Treasury Bonds: 4.3%
58,000	1.250%, 05/15/2050	29,684	0.0
2,699,000	1.375%, 11/15/2040	1,736,479	0.0
268,000	1.625%, 11/15/2050	151,462	0.0
9,469,100	2.875%, 05/15/2052	7,167,665	0.1
14,333,300	3.250%, 05/15/2042	12,188,344	0.1
289,070,500 (2)	4.500%, 02/15/2044	290,741,689	3.4
52,128,000	4.750%, 11/15/2053	55,658,858	0.7
		367,674,181	4.3
	United States Treasury Notes: 7.9%
132,000	0.625%, 05/15/2030	106,637	0.0
8,184,600	1.250%, 11/30/2026	7,527,274	0.1
25,131,200	1.250%, 09/30/2028	22,055,573	0.3
3,309,100	1.500%, 01/31/2027	3,052,128	0.0
17,183,400	1.500%, 11/30/2028	15,201,939	0.2
50,000,000	2.750%, 05/15/2025	48,798,828	0.6
4,089,400	2.750%, 08/15/2032	3,668,479	0.0
9,680,000	2.875%, 04/30/2025	9,465,981	0.1
57,374,700	4.000%, 02/15/2034	56,433,396	0.7
191,711,000	4.250%, 03/15/2027	190,842,310	2.2
26,245,200 (2)	4.250%, 02/28/2029	26,284,158	0.3
95,395,000	4.250%, 03/31/2029	94,988,826	1.1
56,139,000	4.250%, 02/28/2031	56,248,646	0.7
111,931,000	4.500%, 03/31/2026	111,655,545	1.3
22,530,000 (2)	4.625%, 02/28/2026	22,513,279	0.3
		668,842,999	7.9
	Total U.S. Treasury Obligations
	(Cost $1,042,244,974)	1,036,517,180	12.2

COMMERCIAL MORTGAGE-BACKED SECURITIES: 7.4%
11,831,576 (1)(3)	AREIT LLC 2023-CRE8 A, 7.438%, (TSFR1M + 2.112%), 08/17/2041	11,869,286	0.1
4,656,000 (1)	BANK 2017-BNK4 D,3.357%, 05/15/2050	3,143,998	0.0

			Percentage
Principal			of Net
Amount†		Value	Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
28,695,773 (3)(6)	BANK 2017-BNK4 XA,1.335%, 05/15/2050	$874,659	0.0
167,655,000 (3)(6)	BANK 2017-BNK8 XB,0.183%, 11/15/2050	1,032,311	0.0
3,600,000 (1)	BANK 2017-BNK9 D,2.800%, 11/15/2054	2,268,756	0.0
179,014,055 (3)(6)	BANK 2018-BN14 XA,0.497%, 09/15/2060	3,094,177	0.0
19,110,000 (1)(3)(6)	BANK 2018-BN14 XD,1.615%, 09/15/2060	1,149,237	0.0
23,466,296 (3)(6)	BANK 2019-BN16 XA,0.940%, 02/15/2052	853,440	0.0
98,542,989 (3)(6)	BANK 2019-BN19 XA,0.940%, 08/15/2061	3,819,546	0.1
1,000,000 (3)	BANK 2019-BN24 C,3.517%, 11/15/2062	805,874	0.0
6,057,763 (3)(6)	BANK 2020-BN30 XA,1.294%, 12/15/2053	370,612	0.0
92,840,000 (1)(3)(6)	BBCCRE Trust 2015-GTP XA, 0.597%,08/10/2033	638,591	0.0
10,884,601 (3)(6)	BBCMS Mortgage Trust 2022-C17 XA, 1.151%,09/15/2055	801,218	0.0
1,500,000	BBCMS Mortgage Trust 2024-C24 C, 6.000%,02/15/2057	1,492,960	0.0
20,112,121 (3)(6)	BBCMS Trust 2021-C10 XA, 1.282%,07/15/2054	1,277,653	0.0
4,000,000 (3)	Benchmark Mortgage Trust 2018-B5 C,4.602%, 07/15/2051	3,467,672	0.0
51,967,066 (3)(6)	Benchmark Mortgage Trust 2019-B12 XA,1.024%, 08/15/2052	2,008,106	0.0
3,000,000 (3)	Benchmark Mortgage Trust 2019-B14 C,3.772%, 12/15/2062	2,226,598	0.0
34,782,178 (3)(6)	Benchmark Mortgage Trust 2019-B9 XA,1.015%, 03/15/2052	1,304,930	0.0
92,216,552 (3)(6)	Benchmark Mortgage Trust 2020-B17 XA,1.414%, 03/15/2053	4,439,577	0.1
108,903,086 (3)(6)	Benchmark Mortgage Trust 2020-B19 XA,1.764%, 09/15/2053	6,910,124	0.1
59,592,025 (3)(6)	Benchmark Mortgage Trust 2020-B20 XA,1.608%, 10/15/2053	3,707,452	0.0
47,248,285 (3)(6)	Benchmark Mortgage Trust 2020-B21 XA,1.445%, 12/17/2053	3,030,810	0.0
4,908,040 (3)(6)	Benchmark Mortgage Trust 2021-B28 XA,1.271%, 08/15/2054	314,551	0.0
2,250,000 (1)	Benchmark Mortgage Trust 2021-B30 D,2.000%, 11/15/2054	1,348,540	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
2,670,000 (3)	Benchmark Mortgage Trust 2023-V3 A3, 6.363%, 07/15/2056	$2,792,785	0.0
4,500,000	Benchmark Mortgage Trust 2024-V6 B,6.785%, 03/15/2029	4,663,530	0.1
2,100,000 (1)(3)	BIG Commercial Mortgage Trust 2022-BIG B, 7.067%, (TSFR1M + 1.741%),02/15/2039	2,076,800	0.0
1,000,000 (1)(3)	BLP Commercial Mortgage Trust 2023-IND D, 8.565%, (TSFR1M + 3.240%),03/15/2040	1,002,285	0.0
2,500,000 (1)(3)	BLP Commercial Mortgage Trust 2024-IND2 C, 7.217%, (TSFR1M + 1.891%),03/15/2041	2,505,007	0.0
11,041,000 (1)(8)	BMD2 Re-Remic Trust 2019-FRR1 3AB, 0.000%, 05/25/2052	7,975,411	0.1
5,414,000 (1)	BMD2 Re-Remic Trust 2019-FRR1 6B10, 2.449%, 05/25/2052	4,198,107	0.1
3,000,000 (1)(3)	BOCA Commercial Mortgage Trust 2022-BOCA A, 7.095%, (TSFR1M + 1.770%),05/15/2039	3,006,468	0.0
5,302,500 (1)(3)	BX Commercial Mortgage Trust 2021-21M E, 7.610%, (TSFR1M + 2.285%),10/15/2036	5,236,419	0.1
4,000,000 (1)(3)	BX Commercial Mortgage Trust 2021-IRON E, 7.789%, (TSFR1M + 2.464%),02/15/2038	3,805,518	0.1
3,120,500 (1)(3)	BX Commercial Mortgage Trust 2021-SOAR D, 6.840%, (TSFR1M + 1.514%),06/15/2038	3,089,577	0.0
1,898,475 (1)(3)	BX Commercial Mortgage Trust 2021-VOLT A, 6.140%, (TSFR1M + 0.814%),09/15/2036	1,885,613	0.0
750,108 (1)(3)	BX Commercial Mortgage Trust 2021-VOLT D, 7.090%, (TSFR1M + 1.764%),09/15/2036	740,111	0.0

			Percentage
Principal			of Net
Amount†		Value	Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,500,000 (1)(3)	BX Commercial Mortgage Trust 2021-VOLT F, 7.840%, (TSFR1M + 2.514%),09/15/2036	$1,487,384	0.0
5,270,000 (1)(3)	BX Commercial Mortgage Trust 2023-VLT2 A, 7.606%, (TSFR1M + 2.281%),06/15/2040	5,301,810	0.1
5,000,000 (1)(3)	BX Commercial Mortgage Trust 2023-VLT3 A, 7.265%, (TSFR1M + 1.940%),11/15/2028	5,009,665	0.1
5,000,000 (1)(3)	BX Commercial Mortgage Trust 2023-XL3 A, 7.087%, (TSFR1M + 1.761%),12/09/2040	5,039,337	0.1
5,981,000 (1)(3)	BX Commercial Mortgage Trust 2024-MF D, 8.015%, (TSFR1M + 2.690%),02/15/2039	5,994,604	0.1
10,000,000 (1)(3)	BX Commercial Mortgage Trust 2024-XL5 C, 7.241%, (TSFR1M + 1.941%),03/15/2041	10,008,294	0.1
3,800,000 (1)(3)	BX Trust 2021-LBA EJV, 7.440%, (TSFR1M + 2.114%), 02/15/2036	3,728,199	0.0
1,423,458 (1)(3)	BX Trust 2021-LBA EV, 7.440%, (TSFR1M + 2.114%), 02/15/2036	1,396,561	0.0
959,253 (1)(3)	BX Trust 2021-SDMF E, 7.026%, (TSFR1M + 1.701%), 09/15/2034	938,473	0.0
816,889 (1)(3)	BX Trust 2022-FOX2 C, 6.635%, (TSFR1M + 1.309%), 04/15/2039	800,668	0.0
1,180,000 (1)(3)	BX Trust 2022-LBA6 C, 6.925%, (TSFR1M + 1.600%), 01/15/2039	1,169,673	0.0
1,250,000 (1)(3)	BX Trust 2022-LBA6 D, 7.325%, (TSFR1M + 2.000%), 01/15/2039	1,238,195	0.0
10,000,000 (1)(3)	BX Trust 2024-BIO B,7.266%, (TSFR1M + 1.941%), 02/15/2041	10,020,266	0.1
1,800,000 (1)(3)	BX Trust 2024-CNYN C, 7.241%, (TSFR1M + 1.941%), 04/15/2029	1,801,540	0.0
1,250,000 (1)(3)	BX Trust 2024-CNYN D, 7.990%, (TSFR1M + 2.690%), 04/15/2029	1,254,526	0.0
71,441,405 (3)(6)	CCUBS Commercial Mortgage Trust 2017-C1 XA, 1.012%,11/15/2050	1,997,652	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
20,434,931 (3)(6)	CD Mortgage Trust 2016-CD1 XA, 1.357%, 08/10/2049	$429,158	0.0
45,113,000 (1)(3)(6)	CD Mortgage Trust 2016-CD1 XB, 0.685%, 08/10/2049	598,947	0.0
26,436,416 (3)(6)	CD Mortgage Trust 2017-CD4 XA, 1.222%, 05/10/2050	746,276	0.0
4,000,000 (3)	CFCRE Commercial Mortgage Trust 2016-C7 C, 4.367%, 12/10/2054	3,505,278	0.0
5,000,000 (3)	Citigroup Commercial Mortgage Trust 2015-GC35 AS, 4.072%, 11/10/2048	4,592,151	0.1
35,354,463 (3)(6)	Citigroup Commercial Mortgage Trust 2016-P4 XA, 1.884%, 07/10/2049	1,102,432	0.0
63,935,285 (3)(6)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 0.981%, 10/12/2050	1,727,512	0.0
38,182,611 (3)(6)	Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.866%, 09/15/2050	856,171	0.0
69,796,213 (3)(6)	Citigroup Commercial Mortgage Trust 2018-C5 XA, 0.666%, 06/10/2051	1,657,091	0.0
2,000,000 (3)	Citigroup Commercial Mortgage Trust 2020-GC46 B, 3.150%, 02/15/2053	1,703,881	0.0
651,000 (1)(3)	Citigroup Commercial Mortgage Trust 2023-SMRT C, 5.852%, 10/12/2040	643,836	0.0
1,000,000 (1)(3)	Citigroup Commercial Mortgage Trust 2023-SMRT D, 5.852%, 10/12/2040	954,052	0.0
4,100,000 (1)(3)	CLNY Trust 2019-IKPR A, 6.565%, (TSFR1M + 1.243%), 11/15/2038	4,055,975	0.1
27,260,000 (1)(3)(6)	COMM Mortgage Trust 2012-CR4 XB, 0.401%,10/15/2045	266,385	0.0
2,097,754 (1)(3)	COMM Mortgage Trust 2013-CR10 E, 4.363%, 08/10/2046	1,887,440	0.0
3,500,000 (3)	COMM Mortgage Trust 2015-CR27 B, 4.337%,10/10/2048	3,325,705	0.0
3,000,000 (3)	COMM Mortgage Trust 2015-DC1 B, 4.035%, 02/10/2048	2,803,466	0.0

			Percentage
Principal			of Net
Amount†		Value	Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
85,324,691 (1)(3)(6)	COMM Mortgage Trust 2015-PC1 XA, 0.373%, 07/10/2050	$242,151	0.0
55,369,546 (3)(6)	COMM Mortgage Trust 2016-CR28 XA,0.674%, 02/10/2049	595,264	0.0
32,566,678 (3)(6)	COMM Mortgage Trust 2017-COR2 XA,1.153%, 09/10/2050	975,089	0.0
8,261,000 (1)(3)	COMM Mortgage Trust 2020-CBM F, 3.633%, 02/10/2037	7,727,543	0.1
3,746,000 (3)	CSAIL Commercial Mortgage Trust 2020-C19 B, 3.476%, 03/15/2053	3,104,308	0.0
5,000,000 (1)	DC Commercial Mortgage Trust 2023-DC A, 6.314%, 09/12/2040	5,118,478	0.1
7,000,000 (1)	DC Trust 2024-HLTN A, 5.727%, 04/13/2028	7,023,242	0.1
4,000,000 (1)(3)	DK Trust 2024-SPBX C, 7.300%, (TSFR1M + 1.950%), 03/15/2034	4,005,797	0.1
2,750,000 (1)(3)	DK Trust 2024-SPBX D, 8.100%, (TSFR1M + 2.750%), 03/15/2034	2,760,218	0.0
2,000,000 (1)(3)	DTP Commercial Mortgage Trust 2023-STE2 A, 5.648%,01/15/2041	2,008,099	0.0
4,571,279 (1)(3)	Extended Stay America Trust 2021-ESH A,6.519%, (TSFR1M + 1.194%), 07/15/2038	4,572,780	0.1
3,529,027 (1)(3)	Extended Stay America Trust 2021-ESH E,8.289%, (TSFR1M + 2.964%), 07/15/2038	3,528,927	0.0
10,099,863 (1)	Freddie Mac Multifamily ML Certificates 2021-ML11 XUS, 0.769%, 03/25/2038	504,200	0.0
15,296,413	Freddie Mac Multifamily ML Certificates US XUS, 1.846%, 07/25/2037	2,052,642	0.0
68,111,962 (3)(6)	Freddie Mac Multifamily Structured Pass Through Certificates K109 X1, 1.578%, 04/25/2030	5,095,395	0.1
100,607,672 (3)(6)	Freddie Mac Multifamily Structured Pass Through Certificates K119 X1, 0.928%, 09/25/2030	4,699,706	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
40,828,337 (3)(6)	Freddie Mac Multifamily Structured Pass Through Certificates K123 X1, 0.771%,12/25/2030	$1,636,767	0.0
73,784,877 (3)(6)	Freddie Mac Multifamily Structured Pass Through Certificates K151 X1, 0.359%,04/25/2030	1,269,284	0.0
13,267,341 (3)(6)	Freddie Mac Multifamily Structured Pass Through Certificates K-1516 X1, 1.510%,05/25/2035	1,461,220	0.0
1,531,606 (1)(3)	FRR Re-REMIC Trust 2018-C1 B725, 0.222%, 02/27/2050	1,524,955	0.0
5,000,000 (1)(8)	FRR Re-REMIC Trust 2018-C1 C725, 0.000%, 02/27/2050	4,977,856	0.1
8,971,340 (1)(8)	FRR Re-REMIC Trust 2018-C1 CK43, 0.000%, 02/27/2048	8,317,978	0.1
9,132,000 (1)(8)	GAM Re-REMIC Trust 2021-FRR1 1B,0.000%, 11/29/2050	7,034,149	0.1
15,763,000 (1)(8)	GAM Re-REMIC Trust 2021-FRR1 2B, 0.000%, 11/29/2050	11,965,521	0.1
12,445,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 BK61, 0.000%, 11/27/2049	9,683,852	0.1
18,282,000 (1)	GAM RE-REMIC Trust 2022-FRR3 BK71, 2.010%, 11/27/2050	14,885,228	0.2
10,668,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 BK89, 0.000%, 01/27/2052	7,295,758	0.1
7,076,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 C728, 0.000%, 08/27/2050	6,743,548	0.1
7,212,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 CK47, 0.000%, 05/27/2048	6,489,893	0.1
8,725,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 CK61, 0.000%, 11/27/2049	6,485,268	0.1
7,080,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 D728, 0.000%, 08/27/2050	6,676,316	0.1
5,626,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 DK41, 0.000%, 10/27/2047	5,313,515	0.1
7,208,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 DK47, 0.000%, 05/27/2048	6,413,263	0.1
11,599,000 (1)	GAM RE-REMIC TRUST 2021-FRR2 BK78, 2.410%,09/27/2051	9,176,893	0.1

			Percentage
Principal			of Net
Amount†		Value	Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
8,825,000 (1)(8)	GAM RE-REMIC TRUST 2021-FRR2 C730, 0.000%, 09/27/2051	$8,158,619	0.1
10,728,000 (1)(8)	GAM RE-REMIC TRUST 2021-FRR2 CK44, 0.000%, 09/27/2051	9,843,255	0.1
6,689,324 (1)	GAM RE-REMIC TRUST 2021-FRR2 CK49, 1.010%, 09/27/2051	5,999,002	0.1
7,409,000 (1)(8)	GAM RE-REMIC TRUST 2021-FRR2 CK78, 0.000%, 09/27/2051	4,972,179	0.1
8,821,000 (1)(8)	GAM RE-REMIC TRUST 2021-FRR2 D730, 0.000%, 09/27/2051	8,121,223	0.1
8,724,000 (1)(8)	GAM RE-REMIC TRUST 2021-FRR2 DK49, 0.000%, 09/27/2051	7,552,955	0.1
6,900,000 (1)(3)	Great Wolf Trust 2024-WOLF D, 8.190%, (TSFR1M + 2.890%), 03/15/2039	6,930,713	0.1
2,800,000 (1)(3)	GS Mortgage Securities Corp. Trust 2021-ARDN A, 6.690%, (TSFR1M + 1.364%), 11/15/2036	2,756,276	0.0
37,640,599 (3)(6)	GS Mortgage Securities Trust 2014-GC22 XA, 0.889%, 06/10/2047	25,754	0.0
5,000,000 (3)	GS Mortgage Securities Trust 2015-GC30 AS, 3.777%, 05/10/2050	4,834,161	0.1
2,500,000 (3)	GS Mortgage Securities Trust 2016-GS3 C, 3.982%, 10/10/2049	2,243,142	0.0
56,413,334 (3)(6)	GS Mortgage Securities Trust 2016-GS4 XA, 0.562%, 11/10/2049	629,415	0.0
66,768,719 (3)(6)	GS Mortgage Securities Trust 2017-GS6 XA, 1.009%, 05/10/2050	1,653,764	0.0
500,000 (3)	GS Mortgage Securities Trust 2018-GS9 B, 4.321%, 03/10/2051	469,616	0.0
66,964,680 (3)(6)	GS Mortgage Securities Trust 2019-GC38 XA, 1.008%, 02/10/2052	2,687,939	0.0
3,261,000	GS Mortgage Securities Trust 2019-GC39 B, 3.970%, 05/10/2052	2,789,297	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
6,000,000 (1)(3)	ILPT Commercial Mortgage Trust 2022-LPF2 A, 7.570%, (TSFR1M + 2.245%), 10/15/2039	$6,004,907	0.1
4,734,000	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP2 B, 3.460%, 08/15/2049	4,106,262	0.1
75,324,701 (3)(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA, 0.570%, 12/15/2049	863,116	0.0
650,000 (1)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2021-NYAH E, 7.280%, (TSFR1M + 1.954%), 06/15/2038	561,361	0.0
1,681,958 (3)(6)	JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 0.466%, 04/15/2047	437	0.0
2,592,839 (3)	JPMBB Commercial Mortgage Securities Trust 2014-C23 C, 4.480%, 09/15/2047	2,502,924	0.0
4,998,000 (3)	JPMBB Commercial Mortgage Securities Trust 2014-C25 B, 4.347%, 11/15/2047	4,598,532	0.1
1,060,920 (3)(6)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 0.913%, 10/15/2048	5,997	0.0
3,000,000 (3)	JPMBB Commercial Mortgage Securities Trust 2015-C29 AS, 3.917%, 05/15/2048	2,911,705	0.0
3,200,000 (3)	JPMBB Commercial Mortgage Securities Trust 2015-C29 B, 4.118%, 05/15/2048	3,033,823	0.0
5,000,000 (3)	JPMBB Commercial Mortgage Securities Trust 2015-C29 C, 4.187%, 05/15/2048	4,540,763	0.1
4,958,600 (1)(3)	KIND Trust 2021-KIND A, 6.394%, (TSFR1M + 1.064%), 08/15/2038	4,871,171	0.1
5,000,000 (1)(3)	KSL Commercial Mortgage Trust 2023-HT A, 7.616%, (TSFR1M + 2.290%), 12/15/2036	5,040,473	0.1
2,486,653 (1)(3)	LAQ Mortgage Trust 2023-LAQ A, 7.417%, (TSFR1M + 2.091%), 03/15/2036	2,498,634	0.0

			Percentage
Principal			of Net
Amount†		Value	Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
589,782 (1)(3)	Life Mortgage Trust 2021-BMR F, 7.789%, (TSFR1M + 2.464%), 03/15/2038	$571,658	0.0
5,000,000 (1)(3)	Life Mortgage Trust 2022-BMR2 A1, 6.621%, (TSFR1M + 1.295%), 05/15/2039	4,961,858	0.1
34,535,330 (1)(3)(6)	LSTAR Commercial Mortgage Trust 2017-5X, 0.827%, 03/10/2050	496,741	0.0
4,000,000 (1)(3)	MCR Mortgage Trust 2024-HTL D, 9.231%, (TSFR1M + 3.905%), 02/15/2037	4,002,011	0.1
10,449,849 (1)(3)	Med Trust 2021-MDLND, 7.439%, (TSFR1M + 2.114%), 11/15/2038	10,424,606	0.1
2,089,970 (1)(3)	Med Trust 2021-MDLNF, 9.439%, (TSFR1M + 4.114%), 11/15/2038	2,090,914	0.0
5,000,000 (1)(3)	MF1 LLC 2024-FL14A, 7.063%, (TSFR1M + 1.737%), 03/19/2039	5,016,868	0.1
6,250,000	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20 A4, 3.249%, 02/15/2048	6,124,593	0.1
500,000 (3)	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C27 B, 4.489%, 12/15/2047	478,563	0.0
57,242,064 (3)(6)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 2014-C19 XA, 0.950%, 12/15/2047	96,158	0.0
37,173,939 (3)(6)	Morgan Stanley Capital I 2017-HR2 XA,0.849%, 12/15/2050	959,088	0.0
31,163,641 (3)(6)	Morgan Stanley Capital I Trust 2021-L6 XA,1.205%, 06/15/2054	1,629,100	0.0
5,000,000 (1)(3)	MTN Commercial Mortgage Trust 2022-LPFL A, 6.727%, (TSFR1M + 1.397%), 03/15/2039	4,953,541	0.1
10,000,000 (1)(3)	ORL Trust 2023-GLKSA, 7.676%, (TSFR1M + 2.350%), 10/19/2036	10,058,528	0.1
10,000,000 (1)(3)	PFP Ltd. 2023-10 A,7.692%, (TSFR1M + 2.365%), 09/16/2038	10,064,984	0.1
16,840,000 (1)	RFM Reremic Trust 2022-FRR1 AB55,0.990%, 03/28/2049	14,356,398	0.2
14,290,000 (1)(3)	RFM Reremic Trust 2022-FRR1 AB60, 2.410%, 11/08/2049	12,293,841	0.2

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
19,500,000 (1)(3)	RFM Reremic Trust 2022-FRR1 AB64, 2.260%, 03/01/2050	$16,611,170	0.2
5,260,000 (1)(8)	RFM Reremic Trust 2022-FRR1 CK55, 0.000%, 03/28/2049	4,357,547	0.1
6,590,000 (1)(8)	RFM Reremic Trust 2022-FRR1 CK60, 0.000%, 11/08/2049	5,129,367	0.1
3,655,000 (1)(3)	SMRT 2022-MINI D, 7.276%, (TSFR1M + 1.950%), 01/15/2039	3,596,626	0.0
5,000,000 (1)	THPT Mortgage Trust 2023-THL A, 6.994%, 12/10/2034	5,121,973	0.1
839,564 (1)(3)	TTAN 2021-MHC D, 7.190%, (TSFR1M + 1.864%), 03/15/2038	832,138	0.0
5,293,000	Wells Fargo Commercial Mortgage Trust 2015-C27 A5, 3.451%, 02/15/2048	5,167,551	0.1
6,500,000 (3)	Wells Fargo Commercial Mortgage Trust 2016-C35 C, 4.176%, 07/15/2048	6,060,811	0.1
1,800,000	Wells Fargo Commercial Mortgage Trust 2017-RC1 C, 4.591%, 01/15/2060	1,646,257	0.0
7,097,000 (3)	WFRBS Commercial Mortgage Trust 2014-C21 B, 4.213%, 08/15/2047	6,736,480	0.1
70,123,215 (3)(6)	WFRBS Commercial Mortgage Trust 2014-C25 XA, 0.781%, 11/15/2047	129,311	0.0
7,000,000 (1)	WSTN Trust 2023-MAUI A, 6.297%, 07/05/2037	7,065,026	0.1
	Total Commercial Mortgage-Backed Securities (Cost $633,306,346)	626,877,137	7.4
SOVEREIGN BONDS: 0.7%
1,725,000 (1)	Bahrain Government International Bond,7.500%, 02/12/2036	1,773,516	0.0
4,825,000	Brazilian Government International Bond,6.125%, 03/15/2034	4,781,575	0.1
3,125,000	Brazilian Government International Bond,7.125%, 05/13/2054	3,154,688	0.0
1,000,000	Colombia Government International Bond,3.125%, 04/15/2031	801,000	0.0

			Percentage
Principal			of Net
Amount†		Value	Assets
SOVEREIGN BONDS: (continued)
350,000	Colombia Government International Bond,3.875%, 04/25/2027	$330,050	0.0
3,000,000	Mexico Government International Bond,3.750%, 04/19/2071	1,926,563	0.0
1,750,000	Mexico Government International Bond,3.771%, 05/24/2061	1,145,156	0.0
1,346,000	Mexico Government International Bond,6.338%, 05/04/2053	1,335,484	0.0
3,900,000	Mexico Government International Bond,6.400%, 05/07/2054	3,906,094	0.1
2,500,000 (1)(2)	Morocco Government International Bond,2.375%, 12/15/2027	2,235,937	0.0
1,200,000	Panama Government International Bond,3.298%, 01/19/2033	925,125	0.0
3,600,000	Panama Government International Bond,6.875%, 01/31/2036	3,517,875	0.0
2,760,000	Panama Government International Bond,7.500%, 03/01/2031	2,865,225	0.0
3,610,000	Panama Government International Bond,8.000%, 03/01/2038	3,787,792	0.1
2,525,000	Peruvian Government International Bond,2.780%, 12/01/2060	1,465,289	0.0
8,700,000	Republic of South Africa Government International Bond, 4.850%, 09/30/2029	7,819,125	0.1
2,800,000	Republic of South Africa Government International Bond, 5.875%, 04/20/2032	2,530,500	0.0
9,154,000 (1)	Romanian Government International Bond, 6.375%, 01/30/2034	9,317,056	0.1
2,450,000 (1)	Saudi Government International Bond, 3.450%, 02/02/2061	1,639,969	0.0
4,000,000 (1)	Saudi Government International Bond,5.750%, 01/16/2054	3,968,750	0.1
500,000 (9)	Ukraine Government International Bond, 7.375%, 09/25/2034	147,625	0.0
10,400,000 (9)	Ukraine Government International Bond, 7.750%, 09/01/2027	3,564,600	0.1
1,890,000 (9)	Ukraine Government International Bond, 7.750%, 09/01/2028	634,567	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
SOVEREIGN BONDS: (continued)
850,000 (9)	Ukraine Government International Bond,7.750%, 09/01/2029	$283,687	0.0
389,000 (9)	Ukraine Government International Bond,9.750%, 11/01/2030	137,220	0.0
1,500,000 (9)	Ukraine Government International Bond regs, 7.750%,09/01/2025	564,375	0.0
	Total Sovereign Bonds (Cost $80,324,147)	64,558,843	0.7
PURCHASED OPTIONS(10): 0.0%
	Total Purchased Options (Cost $2,970,430)	9,515	0.0
	Total Long-Term Investments (Cost $8,924,061,299)	8,511,612,541	100.1

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 8.7%
	Commercial Paper: 3.2%
25,000,000	American Electric Power Co., Inc.,7.410%, 04/09/2024	24,954,516	0.3
25,000,000	American Electric Power Co., Inc.,22.080%, 04/01/2024	24,984,928	0.3
8,011,000	Concord Minutemen Capital Co. LLC, 10.890%,04/03/2024	8,003,859	0.1
15,000,000	Dominion Energy, Inc.,6.160%, 05/02/2024	14,919,670	0.2
5,000,000	Dominion Energy, Inc.,6.580%, 04/17/2024	4,984,769	0.1
12,000,000	Duke Energy Co.,6.220%, 05/02/2024	11,935,075	0.1
5,000,000	EIDP, Inc., 5.620%,06/20/2024	4,938,540	0.1
10,000,000	EIDP, Inc., 5.780%,07/24/2024	9,821,599	0.1
18,000,000	Entergy Corp., 6.420%,04/22/2024	17,930,785	0.2
1,500,000	Entergy Corp., 6.620%,04/17/2024	1,495,404	0.0
56,000,000	Entergy Corp.,21.960%, 04/01/2024	55,966,427	0.7
20,000,000	Johnson Controls International plc,13.740%, 04/02/2024	19,985,000	0.2
20,000,000	Sherwin-Williams Co.,22.060%, 04/01/2024	19,987,952	0.2
50,000,000	UnitedHealth Group Inc., 21.650%,04/01/2024	49,970,436	0.6

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: (continued)
	Commercial Paper (continued)
2,500,000	Verizon Global,
	22.080%, 04/01/2024	$2,498,493	0.0
	Total Commercial Paper (Cost $272,534,739)	272,377,453	3.2
	Repurchase Agreements: 4.6%
9,258,799 (11)	ASL Capital Markets Inc., Repurchase Agreement dated 03/28/2024, 5.420%,due 04/01/2024 (Repurchase Amount $9,264,298,collateralized by various U.S. Government Agency Obligations,2.000%-8.000%, Market Value plus accrued interest $9,443,975, due 04/15/31-04/20/72)	9,258,799	0.1
66,085,739 (11)	Bethesda Securities,LLC, Repurchase Agreement dated 03/28/2024, 5.430%,due 04/01/2024 (Repurchase Amount $66,125,065,collateralized by various U.S. Government/U.S.Government Agency Obligations, 2.500%-6.070%, Market Value plus accrued interest $67,407,454, due 10/01/27-01/01/57)	66,085,739	0.8
106,541,406 (11)	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/28/2024, 5.370%,due 04/01/2024 (Repurchase Amount $106,604,105,collateralized by various U.S. Government/U.S.Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $108,672,234, due 12/24/26-02/20/74)	106,541,406	1.2

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
13,152,541 (11)	CF Secured, LLC, Repurchase Agreement dated 03/28/2024, 5.370%, due 04/01/2024 (Repurchase Amount $13,160,281, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 7.000%, Market Value plus accrued interest $13,415,595, due 05/15/24-10/01/53)	$13,152,541	0.2
20,265,879 (11)	Marex Capital Markets Inc., Repurchase Agreement dated 03/28/2024, 5.440%, due 04/01/2024 (Repurchase Amount $20,277,961, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $20,671,200, due 04/25/24-02/01/57)	20,265,879	0.2
53,948,845 (11)	Mirae Asset Securities (USA) Inc., Repurchase Agreement dated 03/28/2024, 5.380%, due 04/01/2024 (Repurchase Amount $53,980,653, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 7.645%, Market Value plus accrued interest $55,060,718, due 04/30/24-04/20/73)	53,948,845	0.6

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
13,250,243(11)	RBC Dominion Securities Inc., Repurchase Agreement dated 03/28/2024, 5.330%, due 04/01/2024 (Repurchase Amount $13,257,983, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 8.000%, Market Value plus accrued interest $13,515,248, due 04/04/24-03/01/54)	$13,250,243	0.2
107,617,582(11)	State Of Wisconsin Investment Board, Repurchase Agreement dated 03/28/2024, 5.400%, due 04/01/2024 (Repurchase Amount $107,681,268, collateralized by various U.S. Government Securities, 0.125%- 3.625%, Market Value plus accrued interest $109,811,196, due 04/15/25-02/15/53)
		107,617,582	1.3
	Total Repurchase Agreements (Cost $390,121,034)	390,121,034	4.6
	Time Deposits: 0.7%
11,070,000(11)	Canadian Imperial Bank of Commerce, 5.310%, 04/01/2024	11,070,000	0.1
6,860,000(11)	Landesbank Hessen Thueringen Girozentrale, 5.320%, 04/01/2024	6,860,000	0.1
9,840,000(11)	Mizuho Bank Ltd., 5.320%, 04/01/2024	9,840,000	0.1
10,960,000(11)	Royal Bank of Canada, 5.320%, 04/01/2024	10,960,000	0.1
11,130,000(11)	Skandinaviska Enskilda Banken AB, 5.310%, 04/01/2024	11,130,000	0.2
10,320,000(11)	Societe Generale, 5.310%, 04/01/2024	10,320,000	0.1
	Total Time Deposits (Cost $60,180,000)	60,180,000	0.7

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

			Percentage
			of Net
Shares		Value	Assets
	Mutual Funds: 0.2%
16,655,000 (12)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.220% (Cost $16,655,000)	$16,655,000	0.2

	Total Short-Term Investments (Cost $739,490,773)	$739,333,487	8.7
	Total Investments in Securities (Cost $9,663,552,072)	$9,250,946,028	108.8
	Liabilities in Excess of Other Assets	(750,093,380)	(8.8)
	Net Assets	$8,500,852,648	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Variable rate security. Rate shown is the rate in effect as of March 31, 2024.
(4)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(5)	Represents or includes a TBA transaction.
(6)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(7)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(8)	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
(9)	Defaulted security.
(10)	The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.
(11)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(12)	Rate shown is the 7-day yield as of March 31, 2024.

Currency Abbreviations:
EUR	EU Euro

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
RFUCCT1Y	FTSE USD IBOR Consumer Cash Fallbacks Term 1Y
SOFR30A	30-day Secured Overnight Financing Rate
SOFRRATE	1-day Secured Overnight Financing Rate
TSFR1M	1-month CME Term Secured Overnight Financing Rate
TSFR3M	3-month CME Term Secured Overnight Financing Rate

US0001M	1-month LIBOR

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	March 31, 2024
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$2,661,745,523	$—	$2,661,745,523
U.S. Government Agency Obligations	—	1,724,443,840	—	1,724,443,840
Collateralized Mortgage Obligations	—	1,320,655,404	—	1,320,655,404
Asset-Backed Securities	—	1,076,805,099	—	1,076,805,099
U.S. Treasury Obligations	—	1,036,517,180	—	1,036,517,180
Commercial Mortgage-Backed Securities	—	626,877,137	—	626,877,137
Sovereign Bonds	—	64,558,843	—	64,558,843
Purchased Options	—	9,515	—	9,515
Short-Term Investments	16,655,000	722,678,487	—	739,333,487
Total Investments, at fair value	$16,655,000	$9,234,291,028	$—	$9,250,946,028
Other Financial Instruments +
Centrally Cleared Interest Rate Swaps	—	93,193	—	93,193
Forward Foreign Currency Contracts	—	8,998	—	8,998
Forward Premium Swaptions	—	2,509,975	—	2,509,975
Futures	6,934,923	—	—	6,934,923
Total Assets	$23,589,923	$9,236,903,194	$—	$9,260,493,117
Liabilities Table
Other Financial Instruments +
Centrally Cleared Interest Rate Swaps	$—	$(62,503)	$—	$(62,503)
Forward Foreign Currency Contracts	—	(3,793)	—	(3,793)
Forward Premium Swaptions	—	(297,852)	—	(297,852)
Futures	(1,251,916)	—	—	(1,251,916)
OTC volatility swaps	—	(113,985)	—	(113,985)
Written Options	—	(1,585,601)	—	(1,585,601)
Total Liabilities	$(1,251,916)	$(2,063,734)	$—	$(3,315,650)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2024, the following forward foreign currency contracts were outstanding for Voya Intermediate Bond Fund:

						Unrealized
						Appreciation
Currency Purchased		Currency Sold		Counterparty	Settlement Date	(Depreciation)
EUR	1,370,955	USD	1,482,245	Morgan Stanley Capital Services LLC	04/12/24	$(2,595)
USD	1,050,804	EUR	965,275	Standard Chartered Bank	04/12/24	8,998
EUR	212,435	USD	230,476	Standard Chartered Bank	04/12/24	(1,198)
						$5,205

At March 31, 2024, the following futures contracts were outstanding for Voya Intermediate Bond Fund:

				Unrealized
	Number	Expiration	Notional	Appreciation/
Description	of Contracts	Date	Amount	(Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	2,635	06/28/24	$538,816,328	$(198,828)
U.S. Treasury 5-Year Note	1,364	06/28/24	145,969,313	212,308
U.S. Treasury Long Bond	1,320	06/18/24	158,977,500	2,390,535
U.S. Treasury Ultra Long Bond	2,501	06/18/24	322,629,000	4,332,080
			$1,166,392,141	$6,736,095

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

				Unrealized
	Number	Expiration	Notional	Appreciation/
Description	of Contracts	Date	Amount	(Depreciation)
Short Contracts:
U.S. Treasury 10-Year Note	(483)	06/18/24	$(53,514,891)	$(26,866)
U.S. Treasury Ultra 10-Year Note	(1,877)	06/18/24	(215,121,797)	(1,026,222)
			$(268,636,688)	$(1,053,088)

At March 31, 2024, the following centrally cleared interest rate swaps were outstanding for Voya Intermediate Bond Fund:

		Floating
		Rate Index		Fixed Rate					Unrealized
Pay/Receive		Payment	Fixed	Payment	Maturity		Notional	Fair	Appreciation/
Floating Rate	Floating Rate Index	Frequency	Rate	Frequency	Date		Amount	Value	(Depreciation)
Pay	28-day MXN TIIE-BANXICO	Monthly	9.000%	Monthly	08/14/28	MXN	489,980,000	$89,295	$89,295
Pay	28-day MXN TIIE-BANXICO	Monthly	8.860	Monthly	08/09/28	MXN	493,596,000	(62,503)	(62,503)
Pay	1-day Secured Overnight Financing Rate	Annual	3.610	Annual	04/30/54	USD	4,269,000	3,898	3,898
								$30,690	$30,690

At March 31, 2024, the following OTC volatility swaps were outstanding for Voya Intermediate Bond Fund:

Pay/		Volatility						Unrealized
Receive		Strike		Maturity		Notional		Appreciation
Volatility(1)	Reference Entity	Rate	Counterparty	Date	Currency	Amount	Fair Value	(Depreciation)
Receive	USD vs. CAD Spot Exchange Rate	5.187%	BNP Paribas	09/13/24	USD	179,000	$(22,158)	$(22,158)
Receive	GBP vs. USD Spot Exchange Rate	6.625%	BNP Paribas	09/17/24	USD	88,000	(8,740)	(8,740)
Receive	USD vs. CAD Spot Exchange Rate	5.200%	Deutsche Bank AG	09/13/24	USD	179,000	(24,428)	(24,428)
Receive	GBP vs. USD Spot Exchange Rate	6.600%	Deutsche Bank AG	09/17/24	USD	88,000	(6,594)	(6,594)
Receive	USD vs. CAD Spot Exchange Rate	5.250%	Goldman Sachs International	09/19/24	USD	179,000	(22,021)	(22,021)
Receive	GBP vs. USD Spot Exchange Rate	6.525%	Goldman Sachs International	09/17/24	USD	88,000	(156)	(156)
Receive	GBP vs. USD Spot Exchange Rate	6.675%	Goldman Sachs International	09/19/24	USD	357,000	(29,888)	(29,888)
							$(113,985)	$(113,985)

(1)	Fund pays the exercise rate semi-annually and receives the floating rate index quarterly.
(2)	Fund receives the exercise rate semi-annually and pays the floating rate index quarterly.
(3)	Forward premium swaption exercise rates represent the premium price on each respective swaption contract. Final exercise rate will be determined at the expiration of each respective swaption contract.
(4)	Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective forward premium swaption contract.

At March 31, 2024, the following OTC purchased foreign currency options were outstanding for Voya Intermediate Bond Fund:

		Expiration	Exercise
Description	Counterparty	Date	Price	Notional Amount		Cost	Fair Value
Call JPY vs. Put USD	BNP Paribas	02/27/25	107.500	USD	19,009,400	$942,866	$9,160
						$942,866	$9,160

At March 31, 2024, the following OTC purchased interest rate swaptions were outstanding for Voya Intermediate Bond Fund:

		Pay/
		Receive
		Exercise	Exercise	Floating Rate	Expiration		Notional
Description	Counterparty	Rate	Rate	Index	Date		Amount	Cost	Fair Value
Call on 10-Year Interest				1-day Secured Overnight
Rate Swap(1)	BNP Paribas	Receive	2.225%	Financing Rate	05/16/24	USD	101,802,400	$1,102,859	$199
Call on 10-Year Interest	JPMorgan Chase			1-day Secured Overnight
Rate Swap(1)	Bank N.A.	Receive	2.213%	Financing Rate	05/16/24	USD	84,835,300	924,705	156
								$2,027,564	$355

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

At March 31, 2024, the following OTC written interest rate swaptions were outstanding for Voya Intermediate Bond Fund:

		Pay/Receive
		Exercise	Exercise	Floating Rate	Expiration		Notional	Premiums
Description	Counterparty	Rate	Rate	Index	Date		Amount	Received	Fair Value
Call on 10-Year Interest	Mizuho Capital			1-day Secured Overnight
Rate Swap(2)	Markets LLC	Pay	3.675%	Financing Rate	04/26/24	USD	26,679,000	$427,931	$(592,520)
Put on 10-Year Interest				1-day Secured Overnight
Rate Swap(1)	BNP Paribas	Receive	4.050%	Financing Rate	05/16/24	USD	101,802,400	1,102,859	(402,389)
Put on 10-Year Interest	JPMorgan Chase			1-day Secured Overnight
Rate Swap(1)	Bank N.A.	Receive	4.050%	Financing Rate	05/16/24	USD	84,835,300	924,705	(335,324)
Put on 10-Year Interest	Mizuho Capital			1-day Secured Overnight
Rate Swap(1)	Markets LLC	Receive	3.675%	Financing Rate	04/26/24	USD	26,679,000	427,931	(255,368)
								$2,883,426	$(1,585,601)

At March 31, 2024, the following OTC purchased forward premium swaptions were outstanding for Voya Intermediate Bond Fund:

			Pay/					Premium
			Receive					receivable/	Unrealized
		Exercise	Exercise	Floating Rate	Expiration		Notional	(payable)	Appreciation/
Description	Counterparty	Rate(3)	Rate	Index	Date		Amount	at expiration(4)	(Depreciation)
Call on 10-Year	Goldman Sachs
Interest Rate Swap	International	2.500%	Receive	6-month EUR-EURIBOR	02/20/26	EUR	35,420,000	$(3,456,365)	$(107,919)
Call on 30-Year				1-day Secured Overnight
Interest Rate Swap	Barclays Bank PLC	17.500%	Receive	Financing Rate	06/14/27	USD	39,935,000	(6,988,625)	513,235
Call on 30-Year				1-day Secured Overnight
Interest Rate Swap	Barclays Bank PLC	17.700%	Receive	Financing Rate	05/28/27	USD	66,490,400	(11,768,801)	771,718
Put on 10-Year	Goldman Sachs
Interest Rate Swap	International	2.500%	Pay	6-month EUR-EURIBOR	02/20/26	EUR	35,420,000	(3,456,365)	(189,933)
Put on 30-Year				1-day Secured Overnight
Interest Rate Swap	Barclays Bank PLC	18.000%	Pay	Financing Rate	05/25/27	USD	61,700,000	(11,106,000)	558,663
								$(36,776,156)	$1,545,764

At March 31, 2024, the following OTC written forward premium swaptions were outstanding for Voya Intermediate Bond Fund:

			Pay/					Premium
			Receive					receivable/	Unrealized
		Exercise	Exercise	Floating Rate	Expiration		Notional	(payable)	Appreciation/
Description	Counterparty	Rate(3)	Rate	Index	Date		Amount	at expiration(4)	(Depreciation)
Call on 10-Year				1-day Secured Overnight
Interest Rate Swap	Bank of America N.A.	3.800%	Pay	Financing Rate	02/20/26	USD	35,420,000	$1,856,008	$34,219
Put on 10-Year				1-day Secured Overnight
Interest Rate Swap	Bank of America N.A.	3.800%	Receive	Financing Rate	02/20/26	USD	35,420,000	1,746,206	323,912
Put on 5-Year Interest	Morgan Stanley
Rate Swap	Capital Services LLC	3.200%	Receive	6-month EUR-EURIBOR	01/30/29	EUR	69,985,000	1,970,643	308,228
								$5,572,857	$666,359

(1)	Fund pays the exercise rate semi-annually and receives the floating rate index quarterly.
(2)	Fund receives the exercise rate semi-annually and pays the floating rate index quarterly.
(3)	Forward premium swaption exercise rates represent the premium price on each respective swaption contract. Final exercise rate will be determined at the expiration of each respective swaption contract.
(4)	Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective forward premium swaption contract.

Currency Abbreviations:
EUR — EU Euro
MXN — Mexican Peso
USD — United States Dollar

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2024 was as follows:

	Location on Statement
Derivatives not accounted for as hedging instruments	of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$9,160
Interest rate contracts	Investments in securities at value*	355
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	8,998
Interest rate contracts	Unrealized appreciation on forward premium swaptions	2,509,975
Interest rate contracts	Variation margin receivable on futures contracts**	6,934,923
Interest rate contracts	Variation margin receivable on centrally cleared swaps**	93,193
Total Asset Derivatives		$9,556,604
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$3,793
Interest rate contracts	Unrealized depreciation on forward premium swaptions	297,852
Interest rate contracts	Variation margin payable on futures contracts**	1,251,916
Interest rate contracts	Variation margin payable on centrally cleared swaps**	62,503
Foreign exchange contracts	Unrealized depreciation on OTC swap agreements	113,985
Interest rate contracts	Written options, at fair value	1,585,601
Total Liability Derivatives		$3,315,650

*	Includes purchased options.
**	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and centrally cleared swaps and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund's Statement of Operations for the year ended March 31, 2024 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

		Forward
		foreign
Derivatives not accounted for as hedging		currency			Written
instruments	Investments*	contracts	Futures	Swaps	options	Total
Credit contracts	$—	$—	$—	$1,645,815	$—	$1,645,815
Equity contracts	—	—	(369,196)	—	—	(369,196)
Foreign exchange contracts	(2,149,244)	28,954	—	—	—	(2,120,290)
Interest rate contracts	(239,108)	—	(27,309,331)	(31,136,377)	31,802,819	(26,881,997)
Total	$(2,388,352)	$28,954	$(27,678,527)	$(29,490,562)	$31,802,819	$(27,725,668)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

		Forward
		foreign
Derivatives not accounted for as hedging		currency			Written
instruments	Investments*	contracts	Futures	Swaps	options	Total
Foreign exchange contracts	$1,851,164	$58,762	$—	$(113,985)	$—	$1,795,941
Interest rate contracts	(1,482,070)	—	(880,643)	2,460,757	1,167,982	1,266,026
Total	$369,094	$58,762	$(880,643)	$2,346,772	$1,167,982	$3,061,967

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at March 31, 2024:

								Morgan
					Goldman	JPMorgan	Mizuho	Stanley	Standard
	Bank of	Barclays Bank		Deutsche	Sachs	Chase Bank	Capital	Capital	Chartered
	America N.A.	PLC	BNP Paribas	Bank AG	International	N.A.	Markets LLC	Services LLC	Bank	Total
Assets:
Purchased options	$—	$—	$9,359	$—	$—	$156	$—	$—	$—	$9,515
Forward foreign currency contracts	—	—	—	—	—	—	—	—	8,998	8,998
Forward premium swaptions	358,131	1,843,616	—	—	—	—	—	308,228	—	2,509,975
Total Assets	$358,131	$1,843,616	$9,359	$—	$—	$156	$—	$308,228	$8,998	$2,528,488
Liabilities:
Forward foreign currency contracts	$—	$—	$—	$—	$—	$—	$—	$2,595	$1,198	$3,793
Forward premium swaptions	—	—	—	—	297,852	—	—	—	—	297,852
Volatility Swaps	—	—	30,898	31,022	52,065	—	—	—	—	113,985
Written options	—	—	402,389	—	—	335,324	847,888	—	—	1,585,601
Total Liabilities	$—	$—	$433,287	$31,022	$349,917	$335,324	$847,888	$2,595	$1,198	$2,001,231
Net OTC derivative instruments by
counterparty, at fair value	$358,131	$1,843,616	$(423,928)	$(31,022)	$(349,917)	$(335,168)	$(847,888)	$305,633	$7,800	$527,257
Total collateral pledged by the Fund/ (Received from counterparty)(1)	$—	$(1,420,000)	$423,928	$—	$210,000	$335,168	$—	$(305,633)	$—	$(756,537)
Net Exposure(2)	$358,131	$423,616	$—	$(31,022)	$(139,917)	$—	$(847,888)	$—	$7,800	$(229,280)

(1)	At March 31, 2024, the Fund had pledged $550,000 and $760,000 in cash collateral to BNP Paribas and JPMorgan Chase Bank N.A., respectively. In addition, the Fund had received $420,000 in cash collateral from Morgan Stanley Capital Services LLC. Excess cash collateral is not shown for financial reporting purposes.
(2)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At March 31, 2024, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $9,711,555,934.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$59,781,418
Gross Unrealized Depreciation	(514,184,536)
Net Unrealized Depreciation	$(454,403,118)

See Accompanying Notes to Financial Statements

Voya Short Duration High Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 89.8%
	Basic Materials: 1.8%
1,000,000 (1)	Cleveland-Cliffs, Inc., 5.875%, 06/01/2027	$999,017	0.7
500,000 (1)(2)	INEOS Finance PLC, 6.750%, 05/15/2028	494,225	0.4
400,000 (2)	INEOS Quattro Finance 2 PLC, 9.625%, 03/15/2029	431,443	0.3
500,000 (2)	SCIL IV LLC / SCIL USA Holdings LLC, 5.375%, 11/01/2026	485,810	0.4
		2,410,495	1.8

	Communications: 13.6%
1,500,000 (2)	Clear Channel Outdoor Holdings, Inc., 9.000%, 09/15/2028	1,563,773	1.2
500,000 (2)	Directv Financing LLC / Directv Financing Co-Obligor, Inc., 5.875%, 08/15/2027	473,331	0.4
3,750,000 (2)	DISH DBS Corp., 5.250%, 12/01/2026	2,959,814	2.2
400,000 (2)	Gen Digital, Inc., 6.750%, 09/30/2027	406,108	0.3
3,900,000 (2)	Millennium Escrow Corp., 6.625%, 08/01/2026	2,315,616	1.7
1,000,000	Sprint LLC, 7.125%, 06/15/2024	1,002,338	0.7
750,000	Sprint LLC, 7.625%, 02/15/2025	759,359	0.6
1,000,000 (2)	Summer BC Bidco B LLC, 5.500%, 10/31/2026	966,487	0.7
1,550,000 (2)	Townsquare Media, Inc., 6.875%, 02/01/2026	1,512,412	1.1
2,000,000 (2)	Uber Technologies, Inc., 7.500%, 09/15/2027	2,049,456	1.5
500,000 (2)	Univision Communications, Inc., 6.625%, 06/01/2027	489,460	0.4
2,950,000 (2)	Univision Communications, Inc., 8.000%, 08/15/2028	3,007,292	2.2
900,000 (2)	Viasat, Inc., 5.625%, 04/15/2027	852,876	0.6
		18,358,322	13.6

	Consumer, Cyclical: 21.4%
3,000,000 (2)	Aramark Services, Inc., 5.000%, 02/01/2028	2,898,011	2.1
4,000,000 (2)	Caesars Entertainment, Inc., 8.125%, 07/01/2027	4,099,264	3.0
500,000 (2)	Delta Air Lines, Inc., 7.000%, 05/01/2025	506,729	0.4
900,000 (2)	Dream Finders Homes, Inc., 8.250%, 08/15/2028	940,356	0.7
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
750,000 (2)	eG Global Finance PLC, 12.000%, 11/30/2028	$797,829	0.6
3,500,000 (2)	Global Auto Holdings Ltd./AAG FH UK Ltd., 8.375%, 01/15/2029	3,423,403	2.5
3,100,000	Goodyear Tire & Rubber Co., 9.500%, 05/31/2025	3,128,895	2.3
1,500,000 (2)	LGI Homes, Inc., 8.750%, 12/15/2028	1,583,637	1.2
200,000	Marriott International, Inc., 5.450%, 09/15/2026	201,100	0.2
1,700,000	MGM Resorts International, 6.750%, 05/01/2025	1,700,282	1.3
2,600,000 (2)	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 06/20/2027	2,616,396	1.9
700,000 (2)	SeaWorld Parks & Entertainment, Inc., 8.750%, 05/01/2025	701,092	0.5
1,500,000 (2)	Six Flags Theme Parks, Inc., 7.000%, 07/01/2025	1,503,102	1.1
1,500,000 (1)(2)	VistaJet Malta Finance PLC / Vista Management Holding, Inc., 7.875%, 05/01/2027	1,269,719	0.9
2,850,000 (1)(2)	VistaJet Malta Finance PLC / Vista Management Holding, Inc., 9.500%, 06/01/2028	2,426,327	1.8
750,000 (2)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.250%, 05/15/2027	735,040	0.6
400,000 (2)	ZF North America Capital, Inc., 6.875%, 04/14/2028	415,270	0.3
		28,946,452	21.4

	Consumer, Non-cyclical: 7.8%
500,000 (2)	Albion Financing 1 Sarl / Aggreko Holdings, Inc., 6.125%, 10/15/2026	495,927	0.4
2,450,000 (2)	Albion Financing 2SARL, 8.750%, 04/15/2027	2,453,102	1.8
700,000 (1)(2)	Champions Financing, Inc., 8.750%, 02/15/2029	733,913	0.5
250,000	HCA, Inc., 5.375%, 02/01/2025	249,336	0.2
1,300,000	HCA, Inc., 5.875%, 02/15/2026	1,305,987	0.9

See Accompanying Notes to Financial Statements

Voya Short Duration High Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
500,000 (2)	Legends Hospitality Holding Co LLC / Legends Hospitality Co-Issuer, Inc., 5.000%, 02/01/2026	$495,661	0.4
500,000 (2)	Mobius Merger Sub, Inc., 9.000%, 06/01/2030	496,197	0.4
2,000,000 (2)	Performance Food Group, Inc., 6.875%, 05/01/2025	2,001,510	1.5
896,415 (1)(2)(3)	Radiology Partners, Inc., 8.500% (PIK Rate 3.500%, Cash Rate 5.000%), 01/31/2029	832,814	0.6
100,000 (2)	Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc., 4.625%, 11/01/2026	96,772	0.1
1,400,000 (2)	WASH Multifamily Acquisition, Inc., 5.750%, 04/15/2026	1,369,532	1.0
		10,530,751	7.8

	Energy: 17.4%
2,993,000 (2)	CITGO Petroleum Corp., 7.000%, 06/15/2025	2,991,139	2.2
600,000 (2)	CITGO Petroleum Corp., 8.375%, 01/15/2029	630,907	0.5
1,250,000 (2)	CVR Energy, Inc., 5.750%, 02/15/2028	1,173,064	0.9
1,500,000 (2)	CVR Energy, Inc., 8.500%, 01/15/2029	1,519,938	1.1
1,250,000 (2)	Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 7.125%, 06/01/2028	1,220,383	0.9
1,750,000 (2)	Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 8.625%, 03/15/2029	1,788,218	1.3
1,500,000	Genesis Energy L.P. / Genesis Energy Finance Corp., 8.250%, 01/15/2029	1,541,161	1.1
1,500,000 (2)	HF Sinclair Corp., 6.375%, 04/15/2027	1,508,980	1.1
675,000 (2)	Martin Midstream Partners L.P. / Martin Midstream Finance Corp., 11.500%, 02/15/2028	717,665	0.5
2,000,000 (2)	New Fortress Energy, Inc., 6.500%, 09/30/2026	1,926,931	1.4
649,000 (2)	New Fortress Energy, Inc., 6.750%, 09/15/2025	645,170	0.5
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
2,500,000 (1)(2)	New Fortress Energy, Inc., 8.750%, 03/15/2029	$2,492,670	1.9
1,100,000 (2)	Sunnova Energy Corp., 5.875%, 09/01/2026	857,456	0.6
3,000,000 (1)(2)	Sunnova Energy Corp., 11.750%, 10/01/2028	2,344,218	1.7
625,000 (2)	Sunoco L.P. / Sunoco Finance Corp., 7.000%, 09/15/2028	639,136	0.5
1,250,000 (2)	Venture Global LNG, Inc., 8.125%, 06/01/2028	1,276,014	1.0
250,000 (2)	Venture Global LNG, Inc., 9.500%, 02/01/2029	269,622	0.2
		23,542,672	17.4

	Financial: 16.9%
500,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 6.500%, 07/15/2025	504,996	0.4
500,000	Air Lease Corp., 5.850%, 12/15/2027	507,929	0.4
2,000,000 (2)	Aircastle Ltd., 5.950%, 02/15/2029	2,002,203	1.5
1,100,000 (2)	Avolon Holdings Funding Ltd., 6.375%, 05/04/2028	1,122,242	0.8
365,000 (2)	Bread Financial Holdings, Inc., 7.000%, 01/15/2026	367,720	0.3
1,250,000 (2)	Bread Financial Holdings, Inc., 9.750%, 03/15/2029	1,302,040	1.0
200,000 (2)	Castlelake Aviation Finance DAC, 5.000%, 04/15/2027	192,824	0.1
2,500,000 (2)	Freedom Mortgage Holdings LLC, 9.250%, 02/01/2029	2,560,867	1.9
2,862,000 (2)	HAT Holdings I LLC / HAT Holdings II LLC, 6.000%, 04/15/2025	2,852,773	2.1
750,000 (2)	HAT Holdings I LLC / HAT Holdings II LLC, 8.000%, 06/15/2027	782,962	0.6
250,000 (2)	Iron Mountain, Inc., 7.000%, 02/15/2029	255,038	0.2
2,457,000 (2)	LD Holdings Group LLC, 6.125%, 04/01/2028	2,038,811	1.5
900,000 (2)	LD Holdings Group LLC, 6.500%, 11/01/2025	874,520	0.6
1,000,000 (2)	Macquarie Airfinance Holdings Ltd., 6.400%, 03/26/2029	1,016,565	0.7

See Accompanying Notes to Financial Statements

Voya Short Duration High Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
750,000 (2)	Macquarie Airfinance Holdings Ltd., 8.375%, 05/01/2028	$795,604	0.6
200,000	Nasdaq, Inc., 5.650%, 06/28/2025	200,683	0.1
750,000 (2)	Panther Escrow Issuer LLC, 7.125%, 06/01/2031	763,133	0.6
2,200,000 (2)	Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, 7.500%, 06/01/2025	2,205,775	1.6
750,000 (2)	PennyMac Financial Services, Inc., 5.375%, 10/15/2025	741,783	0.5
750,000 (2)	PennyMac Financial Services, Inc., 7.875%, 12/15/2029	771,334	0.6
250,000 (2)	RHP Hotel Properties L.P. / RHP Finance Corp., 7.250%, 07/15/2028	257,780	0.2
500,000	SLM Corp., 4.200%, 10/29/2025	488,329	0.4
250,000 (2)	United Wholesale Mortgage LLC, 5.500%, 11/15/2025	247,974	0.2
		22,853,885	16.9

	Industrial: 7.2%
800,000 (2)	AAR Escrow Issuer LLC, 6.750%, 03/15/2029	807,155	0.6
1,000,000 (2)	Esab Corp., 6.250%, 04/15/2029	1,005,933	0.7
2,000,000 (2)	Fortress Transportation and Infrastructure Investors LLC, 6.500%, 10/01/2025	1,998,544	1.5
400,000 (2)	Fortress Transportation and Infrastructure Investors LLC, 9.750%, 08/01/2027	414,553	0.3
2,000,000	Hillenbrand, Inc., 6.250%, 02/15/2029	2,019,658	1.5
3,500,000 (2)	WESCO Distribution, Inc., 7.125%, 06/15/2025	3,505,052	2.6
		9,750,895	7.2

	Technology: 2.0%
586,000 (2)	Consensus Cloud Solutions, Inc., 6.000%, 10/15/2026	557,522	0.4
2,450,000 (1)(2)	Consensus Cloud Solutions, Inc., 6.500%, 10/15/2028	2,180,818	1.6
		2,738,340	2.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: 1.7%
2,300,000 (2)	AmeriGas Partners L.P. / AmeriGas Finance Corp., 9.375%, 06/01/2028	$2,383,306	1.7
	Total Corporate Bonds/ Notes (Cost $120,837,812)	121,515,118	89.8

BANK LOANS: 3.4%
	Consumer, Cyclical: 1.4%
2,000,000	Hunter Douglas, USD Term Loan B1, 8.840%, (TSFR1M+3.500%), 02/26/2029	1,980,468	1.4

	Financial: 2.0%
3,000,000	Asurion, LLC, 2021 Second Lien Term Loan B4, 8.840%, (TSFR1M+3.500%), 01/20/2029	2,693,124	2.0
	Total Bank Loans (Cost $4,837,554)	4,673,592	3.4
	Total Long-Term Investments (Cost $125,675,366)	126,188,710	93.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 16.0%
	Repurchase Agreements: 9.8%
3,119,074 (4)	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/28/2024, 5.370%, due 04/01/2024 (Repurchase Amount $3,120,910, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $3,181,455, due 12/24/26-02/20/74)	3,119,074	2.3

See Accompanying Notes to Financial Statements

Voya Short Duration High Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
3,150,580 (4)	Daiwa Capital Markets America Inc., Repurchase Agreement dated 03/28/2024, 5.360%, due 04/01/2024 (Repurchase Amount $3,152,431, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.000%, Market Value plus accrued interest $3,213,592, due 05/31/24-04/01/54)	$3,150,580	2.4
3,150,580 (4)	Deutsche Bank Securities Inc., Repurchase Agreement dated 03/28/2024, 5.330%, due 04/01/2024 (Repurchase Amount $3,152,420, collateralized by various U.S. Government Agency Obligations, 1.500%-7.500%, Market Value plus accrued interest $3,213,592, due 06/01/36-04/01/54)	3,150,580	2.3
643,038 (4)	HSBC Securities (USA) Inc., Repurchase Agreement dated 03/28/2024, 5.340%, due 04/01/2024 (Repurchase Amount $643,414, collateralized by various U.S. Government Agency Obligations, 1.500%-7.500%, Market Value plus accrued interest $655,899, due 01/01/31-08/01/59)	643,038	0.5
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
3,119,074 (4)	Mirae Asset Securities (USA) Inc., Repurchase Agreement dated 03/28/2024, 5.380%, due 04/01/2024 (Repurchase Amount $3,120,913, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.645%, Market Value plus accrued interest $3,183,357, due 04/30/24-04/20/73)	$3,119,074	2.3
	Total Repurchase Agreements (Cost $13,182,346)	13,182,346	9.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 6.2%
8,428,627 (5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 5.200% (Cost $8,428,627)	$8,428,627	6.2
	Total Short-Term Investments (Cost $21,610,973)	21,610,973	16.0
	Total Investments in Securities (Cost $147,286,339)	$147,799,683	109.2
	Liabilities in Excess of Other Assets	(12,496,285)	(9.2)
	Net Assets	$135,303,398	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

(1)	Security, or a portion of the security, is on loan.

(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)	All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.

(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(5)	Rate shown is the 7-day yield as of March 31, 2024.

Reference Rate Abbreviations:

TSFR1M	1-month CME Term Secured Overnight Financing Rate

See Accompanying Notes to Financial Statements

Voya Short Duration High Income Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2024
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$121,515,118	$—	$121,515,118
Bank Loans	—	4,673,592	—	4,673,592
Short-Term Investments	8,428,627	13,182,346	—	21,610,973
Total Investments, at fair value	$8,428,627	$139,371,056	$—	$147,799,683

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At March 31, 2024, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $147,286,339.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,860,827
Gross Unrealized Depreciation	(1,347,483)
Net Unrealized Appreciation	$513,344

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024

Principal Amount†	RA	Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 49.4%
	Basic Materials: 1.4%
389,000 (1)	Albemarle Corp., 4.650%, 06/01/2027	$381,936	0.1
656,000	BHP Billiton Finance USA Ltd., 5.250%, 09/08/2026	660,088	0.1
600,000 (2)	Constellium SE, 5.875%, 02/15/2026	596,300	0.1
641,000	Ecolab, Inc., 1.650%, 02/01/2027	587,488	0.1
678,000	Ecolab, Inc., 2.700%, 11/01/2026	644,141	0.1
417,000	EIDP, Inc., 4.500%, 05/15/2026	412,334	0.1
666,000	Freeport-McMoRan, Inc., 4.550%, 11/14/2024	661,365	0.1
827,000 (2)	Georgia-Pacific LLC, 1.750%, 09/30/2025	785,260	0.1
625,000 (2)	Hudbay Minerals, Inc., 4.500%, 04/01/2026	606,008	0.1
625,000 (2)	Mativ Holdings, Inc., 6.875%, 10/01/2026	622,639	0.1
625,000 (2)	Novelis Corp., 3.250%, 11/15/2026	583,009	0.1
252,000	Nucor Corp., 2.000%, 06/01/2025	242,292	0.1
65,000	Nutrien Ltd., 4.900%, 03/27/2028	64,692	0.0
1,098,000	Nutrien Ltd., 5.950%, 11/07/2025	1,107,419	0.2
		7,954,971	1.4

	Communications: 2.5%
906,000	Amazon.com, Inc., 3.000%, 04/13/2025	887,393	0.2
602,000	Amazon.com, Inc., 3.150%, 08/22/2027	573,938	0.1
513,000	AT&T, Inc., 1.700%, 03/25/2026	479,863	0.1
575,000 (2)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/2026	566,583	0.1
215,000	Cisco Systems, Inc., 4.800%, 02/26/2027	215,415	0.0
214,000	Cisco Systems, Inc., 4.850%, 02/26/2029	215,682	0.0
529,000	Comcast Corp., 4.550%, 01/15/2029	525,003	0.1
406,000	Comcast Corp., 5.250%, 11/07/2025	407,748	0.1
600,000 (2)	Connect Finco Sarl / Connect US Finco LLC, 6.750%, 10/01/2026	588,573	0.1
444,000	Fox Corp., 3.050%, 04/07/2025	433,018	0.1
581,000	Meta Platforms, Inc., 3.500%, 08/15/2027	559,177	0.1
83,000	Motorola Solutions, Inc., 4.000%, 09/01/2024	82,326	0.0

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
1,497,000 (2)	NBN Co. Ltd., 1.450%, 05/05/2026	$1,386,210	0.3
349,000 (2)	NBN Co. Ltd., 5.750%, 10/06/2028	361,050	0.1
423,000 (2)	NTT Finance Corp., 4.142%, 07/26/2024	421,030	0.1
700,000 (1)	Rogers Communications, Inc., 5.000%, 02/15/2029	695,431	0.1
625,000 (2)	Sirius XM Radio, Inc., 3.125%, 09/01/2026	585,953	0.1
1,147,000	Sprint Capital Corp., 6.875%, 11/15/2028	1,223,197	0.2
575,000 (2)	Telecom Italia SpA/Milano, 5.303%, 05/30/2024	572,266	0.1
429,000	T-Mobile USA, Inc., 2.250%, 02/15/2026	406,213	0.1
283,000	T-Mobile USA, Inc., 2.625%, 04/15/2026	268,998	0.0
733,000	T-Mobile USA, Inc., 3.750%, 04/15/2027	706,126	0.1
291,000	T-Mobile USA, Inc., 4.950%, 03/15/2028	290,415	0.1
625,000 (2)	Univision Communications, Inc., 6.625%, 06/01/2027	611,825	0.1
649,000	Verizon Communications, Inc., 0.850%, 11/20/2025	605,123	0.1
		13,668,556	2.5

	Consumer, Cyclical: 5.0%
361,000 (2)	7-Eleven, Inc., 0.950%, 02/10/2026	333,734	0.1
600,000 (2)	Adient Global Holdings Ltd., 4.875%, 08/15/2026	585,379	0.1
17,365	American Airlines Pass Through Trust 2016-1, AA, 3.575%, 07/15/2029	16,287	0.0
351,000	American Honda Finance Corp., GMTN, 4.950%, 01/09/2026	350,319	0.1
432,000	American Honda Finance Corp., GMTN, 5.800%, 10/03/2025	435,690	0.1
195,000	American Honda Finance Corp., MTN, 1.300%, 09/09/2026	178,711	0.0
656,000 (2)	BMW US Capital LLC, 1.250%, 08/12/2026	601,655	0.1
682,000 (2)	BMW US Capital LLC, 3.250%, 04/01/2025	668,677	0.1
95,000	Cummins, Inc., 4.900%, 02/20/2029	95,602	0.0
1,035,000 (2)	Daimler Truck Finance North America LLC, 3.500%, 04/07/2025	1,014,046	0.2

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
410,000 (2)	Daimler Truck Finance North America LLC, 5.000%, 01/15/2027	$408,960	0.1
186,662	Delta Air Lines Pass Through Trust 20-1, A, 2.500%, 12/10/2029	168,106	0.0
160,000	Delta Air Lines Pass Through Trust 2019-1, A, 3.404%, 10/25/2025	159,536	0.0
625,000	Delta Air Lines, Inc., 2.900%, 10/28/2024	614,021	0.1
300,000 (1)	Ford Motor Credit Co. LLC, 5.800%, 03/08/2029	301,333	0.1
500,000	Ford Motor Credit Co. LLC, GMTN, 4.389%, 01/08/2026	487,927	0.1
410,000	General Motors Financial Co., Inc., 3.800%, 04/07/2025	402,667	0.1
586,000	General Motors Financial Co., Inc., 5.250%, 03/01/2026	584,456	0.1
415,000	General Motors Financial Co., Inc., 5.400%, 04/06/2026	415,283	0.1
487,000	General Motors Financial Co., Inc., 5.400%, 05/08/2027	488,423	0.1
565,000 (2)	Hilton Domestic Operating Co., Inc., 5.375%, 05/01/2025	564,655	0.1
714,000	Home Depot, Inc., 4.950%, 09/30/2026	715,366	0.1
874,000	Honda Motor Co. Ltd., 2.534%, 03/10/2027	819,494	0.2
561,000 (2)	Hyundai Capital America, 1.300%, 01/08/2026	521,737	0.1
264,000 (2)	Hyundai Capital America, 5.650%, 06/26/2026	264,931	0.0
262,000 (2)	Hyundai Capital America, 5.950%, 09/21/2026	265,123	0.1
493,000 (2)	Hyundai Capital America, 6.250%, 11/03/2025	498,234	0.1
600,000 (2)	International Game Technology PLC, 4.125%, 04/15/2026	582,018	0.1
888,000	Lennar Corp., 4.500%, 04/30/2024	887,005	0.2
252,000	Lowe’s Cos., Inc., 3.350%, 04/01/2027	240,845	0.0
100,000	Marriott International, Inc., 4.875%, 05/15/2029	99,053	0.0
999,000 (2)	Mattel, Inc., 3.375%, 04/01/2026	956,119	0.2

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
493,000 (2)	Mercedes-Benz Finance North America LLC, 5.100%, 08/03/2028	$495,121	0.1
600,000 (1)	MGM Resorts International, 4.625%, 09/01/2026	587,373	0.1
157,585 (2)	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 06/20/2027	158,579	0.0
1,112,000	Ross Stores, Inc., 4.600%, 04/15/2025	1,101,878	0.2
625,000 (2)	Royal Caribbean Cruises Ltd., 4.250%, 07/01/2026	603,568	0.1
840,000	Toll Brothers Finance Corp., 4.350%, 02/15/2028	812,375	0.1
344,000	Toyota Motor Credit Corp., 4.625%, 01/12/2028	342,758	0.1
718,000	Toyota Motor Credit Corp., 5.400%, 11/20/2026	726,544	0.1
708,000	Toyota Motor Credit Corp., 5.600%, 09/11/2025	712,947	0.1
702,000	Toyota Motor Credit Corp. B, B, 5.000%, 03/19/2027	704,376	0.1
545,000	TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 06/15/2024	544,680	0.1
43,725	United Airlines Pass Through Trust 20-1, A, 5.875%, 04/15/2029	43,625	0.0
625,000 (2)	United Airlines, Inc., 4.375%, 04/15/2026	604,633	0.1
54,718	US Airways Pass Through Trust 2012-1, A, 5.900%, 04/01/2026	54,630	0.0
535,000 (2)	Volkswagen Group of America Finance LLC, 5.300%, 03/22/2027	536,281	0.1
500,000 (1)(2)	Volkswagen Group of America Finance LLC, 5.650%, 09/12/2028	509,804	0.1
385,000 (2)	Volkswagen Group of America Finance LLC, 6.450%, 11/16/2030	409,244	0.1
625,000	Walgreens Boots Alliance, Inc., 3.800%, 11/18/2024	616,116	0.1
409,000	Walmart, Inc., 3.950%, 09/09/2027	402,009	0.1
710,000	Walmart, Inc., 4.000%, 04/15/2026	700,944	0.1

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
864,000	Warnermedia Holdings, Inc., 3.755%, 03/15/2027	$824,771	0.2
625,000 (2)	William Carter Co., 5.625%, 03/15/2027	621,180	0.1
575,000 (2)	ZF North America Capital, Inc., 4.750%, 04/29/2025	568,267	0.1
		27,407,095	5.0

	Consumer, Non-cyclical: 7.1%
728,000	AbbVie, Inc., 2.600%, 11/21/2024	715,027	0.1
1,088,000	AbbVie, Inc., 3.200%, 05/14/2026	1,050,491	0.2
456,000	AbbVie, Inc., 4.800%, 03/15/2027	456,631	0.1
651,000	AbbVie, Inc., 4.800%, 03/15/2029	652,301	0.1
625,000 (2)	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 3.250%, 03/15/2026	596,557	0.1
680,000	Amgen, Inc., 3.200%, 11/02/2027	642,296	0.1
1,044,000	Amgen, Inc., 5.250%, 03/02/2025	1,041,124	0.2
930,000	Astrazeneca Finance LLC, 4.800%, 02/26/2027	929,908	0.2
1,215,000	AstraZeneca PLC, 3.375%, 11/16/2025	1,184,579	0.2
695,000	Becton Dickinson & Co., 4.693%, 02/13/2028	688,201	0.1
403,000	Boston Scientific Corp., 1.900%, 06/01/2025	387,308	0.1
645,000	Bristol-Myers Squibb Co., 0.750%, 11/13/2025	602,952	0.1
223,000	Bristol-Myers Squibb Co., 4.900%, 02/22/2027	223,564	0.0
311,000	Bristol-Myers Squibb Co., 4.900%, 02/22/2029	312,540	0.1
760,000	Bunge Ltd. Finance Corp., 1.630%, 08/17/2025	720,153	0.1
270,000	Cardinal Health, Inc., 5.125%, 02/15/2029	270,645	0.1
215,000 (2)	Cargill, Inc., 3.500%, 04/22/2025	211,176	0.0
263,000 (2)	Cargill, Inc., 3.625%, 04/22/2027	253,417	0.1
370,000	Cigna Group, 1.250%, 03/15/2026	342,908	0.1
517,000	Cigna Group, 5.000%, 05/15/2029	517,977	0.1

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
625,000 (2)	CPI CG, Inc., 8.625%, 03/15/2026	$623,242	0.1
314,000 (2)	CSL Finance PLC, 3.850%, 04/27/2027	303,370	0.1
1,247,000	CVS Health Corp., 3.875%, 07/20/2025	1,223,970	0.2
1,398,000	Diageo Capital PLC, 1.375%, 09/29/2025	1,323,436	0.2
681,000	Diageo Capital PLC, 5.300%, 10/24/2027	690,499	0.1
629,000 (2)	Element Fleet Management Corp., 3.850%, 06/15/2025	614,347	0.1
398,000 (2)	Element Fleet Management Corp., 5.643%, 03/13/2027	399,360	0.1
694,000	Eli Lilly & Co., 4.500%, 02/09/2027	692,223	0.1
315,000	Equifax, Inc., 2.600%, 12/15/2025	300,893	0.1
486,000 (2)	ERAC USA Finance LLC, 5.000%, 02/15/2029	487,094	0.1
933,000	GE HealthCare Technologies, Inc., 5.600%, 11/15/2025	936,457	0.2
920,000	Global Payments, Inc., 1.200%, 03/01/2026	851,359	0.2
575,000 (2)	Graham Holdings Co., 5.750%, 06/01/2026	569,835	0.1
999,000	HCA, Inc., 5.875%, 02/15/2026	1,003,600	0.2
600,000 (2)	Health Care Service Corp. A Mutual Legal Reserve Co., 1.500%, 06/01/2025	572,630	0.1
1,348,000	Humana, Inc., 5.750%, 03/01/2028	1,377,944	0.3
600,000 (2)	IQVIA, Inc., 5.000%, 10/15/2026	587,561	0.1
259,000	Kenvue, Inc., 5.500%, 03/22/2025	259,547	0.1
118,000	Keurig Dr Pepper, Inc., 5.050%, 03/15/2029	118,390	0.0
185,000	Mondelez International, Inc., 4.750%, 02/20/2029	183,868	0.0
766,000 (2)	Nestle Holdings, Inc., 4.125%, 10/01/2027	750,439	0.1
715,000	PepsiCo, Inc., 3.600%, 02/18/2028	691,015	0.1
258,000	PepsiCo, Inc., 5.250%, 11/10/2025	259,574	0.1
600,000	Perrigo Finance Unlimited Co., 4.375%, 03/15/2026	584,239	0.1
1,360,000	Pfizer Investment Enterprises Pte Ltd., 4.450%, 05/19/2026	1,346,297	0.2

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
267,000	Philip Morris International, Inc., 4.875%, 02/13/2029	$265,481	0.1
726,000 (2)	Roche Holdings, Inc., 5.338%, 11/13/2028	743,967	0.1
1,361,000	Royalty Pharma PLC, 1.200%, 09/02/2025	1,281,455	0.2
748,000	S&P Global, Inc., 2.450%, 03/01/2027	700,321	0.1
1,151,000	S&P Global, Inc., 2.700%, 03/01/2029	1,046,249	0.2
705,000	Smith & Nephew PLC, 5.150%, 03/20/2027	705,087	0.1
695,000 (2)	Solventum Corp., 5.450%, 02/25/2027	697,573	0.1
256,000	Stryker Corp., 3.650%, 03/07/2028	245,120	0.1
625,000	Tenet Healthcare Corp., 6.250%, 02/01/2027	625,240	0.1
715,000	Thermo Fisher Scientific, Inc., 5.000%, 12/05/2026	718,123	0.1
1,164,000 (2)	Triton Container International Ltd., 1.150%, 06/07/2024	1,152,989	0.2
201,000	Tyson Foods, Inc., 5.400%, 03/15/2029	202,871	0.0
498,000 (1)	UnitedHealth Group, Inc., 2.950%, 10/15/2027	468,772	0.1
486,000	UnitedHealth Group, Inc., 3.375%, 04/15/2027	467,814	0.1
659,000	Viatris, Inc., 1.650%, 06/22/2025	626,870	0.1
522,000	Zoetis, Inc., 5.400%, 11/14/2025	522,858	0.1
		39,021,734	7.1

	Energy: 2.4%
516,000	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc., 2.061%, 12/15/2026	476,995	0.1
625,000 (1)(2)	Baytex Energy Corp., 8.750%, 04/01/2027	652,344	0.1
748,000	Canadian Natural Resources Ltd., 2.050%, 07/15/2025	715,853	0.1
550,000 (2)	Chord Energy Corp., 6.375%, 06/01/2026	552,701	0.1
625,000 (2)	Crescent Energy Finance LLC, 7.250%, 05/01/2026	637,420	0.1
550,000 (2)	Earthstone Energy Holdings LLC, 8.000%, 04/15/2027	566,867	0.1
625,000 (1)	EnLink Midstream Partners L.P., 4.150%, 06/01/2025	611,765	0.1

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
243,000	Equinor ASA, 2.875%, 04/06/2025	$237,433	0.0
590,000	Kinder Morgan, Inc., 1.750%, 11/15/2026	541,534	0.1
625,000 (1)	Matador Resources Co., 5.875%, 09/15/2026	625,458	0.1
625,000 (2)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	624,747	0.1
916,000	Occidental Petroleum Corp., 3.500%, 06/15/2025	894,974	0.2
1,252,000	ONEOK, Inc., 5.850%, 01/15/2026	1,264,433	0.2
385,000	Ovintiv Exploration, Inc., 5.375%, 01/01/2026	383,673	0.1
25,000 (2)	Permian Resources Operating LLC, 5.375%, 01/15/2026	24,767	0.0
551,000	Phillips 66, 3.850%, 04/09/2025	542,772	0.1
647,000	Pioneer Natural Resources Co., 1.125%, 01/15/2026	602,439	0.1
1,252,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.650%, 10/15/2025	1,235,605	0.2
263,000	Schlumberger Investment SA, 4.500%, 05/15/2028	261,931	0.1
625,000	Southwestern Energy Co., 5.700%, 01/23/2025	622,486	0.1
333,000	TransCanada PipeLines Ltd., 1.000%, 10/12/2024	324,707	0.1
889,000	Williams Cos., Inc., 4.550%, 06/24/2024	886,692	0.2
		13,287,596	2.4

	Financial: 19.8%
653,000	Aflac, Inc., 1.125%, 03/15/2026	605,269	0.1
670,000	Ally Financial, Inc., 3.875%, 05/21/2024	668,012	0.1
366,000	American Express Co., 2.500%, 07/30/2024	362,281	0.1
298,000 (3)	American Express Co., 4.990%, 05/01/2026	296,308	0.1
224,000 (3)	American Express Co., 5.098%, 02/16/2028	223,731	0.0
541,000 (3)	American Express Co., 5.389%, 07/28/2027	542,998	0.1
438,000	American Tower Corp., 3.650%, 03/15/2027	420,011	0.1
112,000	American Tower Corp., 5.250%, 07/15/2028	112,067	0.0

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
850,000	Ameriprise Financial, Inc., 3.000%, 04/02/2025	$830,595	0.1
220,000	Aon North America, Inc., 5.125%, 03/01/2027	221,395	0.0
413,000	Aon North America, Inc., 5.150%, 03/01/2029	415,570	0.1
698,000 (2)	Athene Global Funding, 5.684%, 02/23/2026	700,949	0.1
958,000 (2)	Aviation Capital Group LLC, 5.500%, 12/15/2024	954,564	0.2
577,000 (2)	Aviation Capital Group LLC, 6.375%, 07/15/2030	594,567	0.1
1,175,000 (1)(2)	Avolon Holdings Funding Ltd., 2.528%, 11/18/2027	1,045,539	0.2
200,000 (3)	Banco Santander SA, 5.538%, 03/14/2030	200,052	0.0
400,000	Banco Santander SA, 5.588%, 08/08/2028	405,879	0.1
1,406,000 (3)	Bank of America Corp., 0.976%, 04/22/2025	1,401,842	0.3
1,422,000 (3)	Bank of America Corp., 1.734%, 07/22/2027	1,311,311	0.2
38,000 (3)	Bank of America Corp., 3.419%, 12/20/2028	35,660	0.0
123,000 (3)	Bank of America Corp., 3.705%, 04/24/2028	117,725	0.0
422,000 (3)	Bank of America Corp., 4.376%, 04/27/2028	412,114	0.1
1,165,000 (3)	Bank of America Corp., 5.202%, 04/25/2029	1,166,462	0.2
1,281,000 (3)	Bank of America Corp., MTN, 1.319%, 06/19/2026	1,218,046	0.2
684,000 (3)	Bank of America Corp., MTN, 2.015%, 02/13/2026	662,772	0.1
239,000 (3)	Bank of America Corp. N, 1.658%, 03/11/2027	222,711	0.0
271,000	Bank of America NA, 5.526%, 08/18/2026	273,813	0.0
1,055,000	Bank of Montreal, 5.300%, 06/05/2026	1,058,140	0.2
229,000 (3)	Bank of New York Mellon Corp., 4.414%, 07/24/2026	226,306	0.0
447,000 (3)	Bank of New York Mellon Corp., 4.947%, 04/26/2027	445,068	0.1
325,000 (1)(3)	Bank of New York Mellon Corp., MTN, 4.975%, 03/14/2030	325,412	0.1
598,000	Bank of Nova Scotia, 0.700%, 04/15/2024	596,948	0.1
593,000	Bank of Nova Scotia, 1.450%, 01/10/2025	575,073	0.1

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
522,000	Bank of Nova Scotia, MTN, 3.450%, 04/11/2025	$511,810	0.1
788,000 (2)	Blackstone Holdings Finance Co. LLC, 1.625%, 08/05/2028	686,098	0.1
329,000 (2)	Blackstone Holdings Finance Co. LLC, 2.500%, 01/10/2030	286,001	0.1
457,000 (2)	Blackstone Holdings Finance Co. LLC, 5.900%, 11/03/2027	469,096	0.1
280,000	Blue Owl Credit Income Corp., 7.750%, 09/16/2027	287,024	0.1
297,000	Brookfield Finance, Inc., 4.000%, 04/01/2024	297,000	0.1
220,000 (1)(2)(3)	CaixaBank SA, 5.673%, 03/15/2030	220,001	0.0
328,000 (2)(3)	CaixaBank SA, 6.684%, 09/13/2027	335,271	0.1
304,000	Camden Property Trust, 4.100%, 10/15/2028	295,251	0.1
315,000 (3)	Capital One Financial Corp., 1.878%, 11/02/2027	288,258	0.1
598,000 (3)	Capital One Financial Corp., 4.166%, 05/09/2025	596,792	0.1
535,000 (3)	Capital One Financial Corp., 5.468%, 02/01/2029	533,441	0.1
551,000 (1)(3)	Capital One Financial Corp., 5.700%, 02/01/2030	555,827	0.1
526,000	Charles Schwab Corp., 5.875%, 08/24/2026	534,899	0.1
377,000 (3)	Charles Schwab Corp., 6.196%, 11/17/2029	392,027	0.1
615,000 (2)	CNO Global Funding, 1.650%, 01/06/2025	594,329	0.1
550,000 (2)(3)	Cooperatieve Rabobank UA, 1.339%, 06/24/2026	522,550	0.1
714,000	Cooperatieve Rabobank UA, 4.800%, 01/09/2029	709,761	0.1
507,000	Corebridge Financial, Inc., 3.650%, 04/05/2027	484,300	0.1
651,000 (2)	Corebridge Global Funding, 0.900%, 09/22/2025	609,153	0.1
711,000 (2)(3)	Credit Agricole SA, 5.335%, 01/10/2030	709,192	0.1
121,000	Credit Suisse AG/New York NY, 2.950%, 04/09/2025	117,840	0.0

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
1,776,000	Credit Suisse AG/New York NY, MTN, 3.625%, 09/09/2024	$1,759,598	0.3
1,210,000	Crown Castle, Inc., 1.350%, 07/15/2025	1,149,337	0.2
628,000 (2)(3)	Danske Bank A/S, 0.976%, 09/10/2025	614,090	0.1
556,000 (2)(3)	Danske Bank A/S, 4.298%, 04/01/2028	536,724	0.1
714,000 (3)	Deutsche Bank AG/New York NY, 2.311%, 11/16/2027	653,012	0.1
947,000	Discover Financial Services, 3.950%, 11/06/2024	936,377	0.2
836,000 (2)(3)	DNB Bank ASA, 5.896%, 10/09/2026	840,128	0.2
703,000	Equinix, Inc., 1.250%, 07/15/2025	665,245	0.1
1,654,000 (2)	Federation des Caisses Desjardins du Quebec, 2.050%, 02/10/2025	1,606,960	0.3
487,000 (2)	Federation des Caisses Desjardins du Quebec, 5.250%, 04/26/2029	486,035	0.1
597,000	Fifth Third Bank NA, 3.850%, 03/15/2026	575,296	0.1
625,000 (2)	Freedom Mortgage Corp., 7.625%, 05/01/2026	624,588	0.1
600,000 (2)	GA Global Funding Trust, 3.850%, 04/11/2025	588,941	0.1
315,000 (3)	Goldman Sachs Bank USA/New York NY, 5.283%, 03/18/2027	314,934	0.1
265,000	Goldman Sachs BDC, Inc., 6.375%, 03/11/2027	267,106	0.0
354,000 (3)	Goldman Sachs Group, Inc., 2.640%, 02/24/2028	329,804	0.1
285,000 (3)	Goldman Sachs Group, Inc., 5.836%, (SOFRRATE + 0.486%), 10/21/2024	285,192	0.0
324,000	Hanover Insurance Group, Inc., 4.500%, 04/15/2026	318,268	0.1
667,000 (3)	HSBC Holdings PLC, 1.589%, 05/24/2027	613,904	0.1
1,000,000 (3)	HSBC Holdings PLC, 2.099%, 06/04/2026	959,370	0.2
407,000 (3)	HSBC Holdings PLC, 2.633%, 11/07/2025	399,072	0.1
736,000 (3)	ING Groep NV, 4.017%, 03/28/2028	709,414	0.1
309,000 (3)	ING Groep NV, 6.083%, 09/11/2027	312,925	0.1

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
1,487,000 (3)	JPMorgan Chase & Co., 0.824%, 06/01/2025	$1,474,178	0.3
519,000 (3)	JPMorgan Chase & Co., 0.969%, 06/23/2025	512,999	0.1
593,000 (3)	JPMorgan Chase & Co., 1.470%, 09/22/2027	541,215	0.1
519,000 (3)	JPMorgan Chase & Co., 1.578%, 04/22/2027	481,263	0.1
900,000 (3)	JPMorgan Chase & Co., 2.069%, 06/01/2029	798,615	0.1
995,000 (3)	JPMorgan Chase & Co., 2.083%, 04/22/2026	958,991	0.2
36,000 (3)	JPMorgan Chase & Co., 2.301%, 10/15/2025	35,370	0.0
169,000 (3)	JPMorgan Chase & Co., 2.595%, 02/24/2026	164,670	0.0
691,000 (3)	JPMorgan Chase & Co., 2.947%, 02/24/2028	649,467	0.1
500,000 (3)	JPMorgan Chase & Co., 3.509%, 01/23/2029	473,097	0.1
119,000 (3)	JPMorgan Chase & Co., 3.960%, 01/29/2027	116,207	0.0
968,000 (3)	JPMorgan Chase & Co., 5.012%, 01/23/2030	964,434	0.2
720,000 (3)	JPMorgan Chase & Co., 5.040%, 01/23/2028	717,742	0.1
300,000 (3)	JPMorgan Chase & Co., 5.299%, 07/24/2029	302,353	0.1
1,566,000 (3)	JPMorgan Chase & Co., 5.546%, 12/15/2025	1,565,290	0.3
712,000 (3)	JPMorgan Chase & Co., 6.070%, 10/22/2027	726,678	0.1
597,000	KeyBank NA/Cleveland OH, 4.390%, 12/14/2027	563,960	0.1
625,000 (2)	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.250%, 02/01/2027	585,180	0.1
491,000 (3)	Lloyds Banking Group PLC, 3.870%, 07/09/2025	488,461	0.1
707,000 (3)	Lloyds Banking Group PLC, 5.985%, 08/07/2027	713,880	0.1
232,000 (2)	Lseg US Fin Corp., 4.875%, 03/28/2027	231,162	0.0
1,047,000 (2)	LSEGA Financing PLC, 0.650%, 04/06/2024	1,046,323	0.2
806,000 (2)	LSEGA Financing PLC, 1.375%, 04/06/2026	747,471	0.1
548,000	Main Street Capital Corp., 6.950%, 03/01/2029	557,100	0.1
717,000 (2)	Met Tower Global Funding, 4.850%, 01/16/2027	717,330	0.1
681,000 (3)	Mitsubishi UFJ Financial Group, Inc., 0.953%, 07/19/2025	670,962	0.1

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
753,000 (3)	Mitsubishi UFJ Financial Group, Inc., 0.962%, 10/11/2025	$733,795	0.1
400,000	Mitsubishi UFJ Financial Group, Inc., 1.412%, 07/17/2025	380,555	0.1
720,000 (3)	Mitsubishi UFJ Financial Group, Inc., 1.538%, 07/20/2027	663,383	0.1
316,000 (3)	Mitsubishi UFJ Financial Group, Inc., 4.788%, 07/18/2025	314,918	0.1
200,000 (3)	Mizuho Financial Group, Inc., 2.555%, 09/13/2025	197,129	0.0
421,000 (3)	Mizuho Financial Group, Inc., 5.376%, 05/26/2030	423,106	0.1
1,624,000 (3)	Morgan Stanley, 0.790%, 05/30/2025	1,609,017	0.3
715,000 (3)	Morgan Stanley, 1.593%, 05/04/2027	661,499	0.1
311,000 (3)	Morgan Stanley, 2.188%, 04/28/2026	300,130	0.1
574,000 (3)	Morgan Stanley, 2.475%, 01/21/2028	534,091	0.1
425,000 (3)	Morgan Stanley, 5.123%, 02/01/2029	424,130	0.1
644,000 (3)	Morgan Stanley, 6.407%, 11/01/2029	675,555	0.1
914,000 (3)	Morgan Stanley, GMTN, 1.512%, 07/20/2027	839,060	0.2
1,218,000 (3)	Morgan Stanley, GMTN, 5.860%, (SOFRRATE + 0.509%), 01/22/2025	1,218,883	0.2
1,381,000 (3)	Morgan Stanley, MTN, 1.164%, 10/21/2025	1,344,833	0.2
154,000 (3)	Morgan Stanley, MTN, 2.720%, 07/22/2025	152,455	0.0
447,000	Morgan Stanley, MTN, 3.125%, 07/27/2026	427,660	0.1
1,167,000 (3)	Morgan Stanley, MTN, 5.164%, 04/20/2029	1,166,408	0.2
533,000	Morgan Stanley Bank NA, 4.754%, 04/21/2026	529,650	0.1
374,000	National Australia Bank Ltd./New York, 3.500%, 06/09/2025	367,090	0.1
487,000	National Bank of Canada FXD, 0.750%, 08/06/2024	478,830	0.1
556,000 (2)	National Securities Clearing Corp., 5.000%, 05/30/2028	560,068	0.1
625,000 (2)	Nationstar Mortgage Holdings, Inc., 5.000%, 02/01/2026	612,147	0.1

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
532,000 (2)	Nationwide Building Society, 1.500%, 10/13/2026	$485,632	0.1
419,000 (3)	NatWest Group PLC, 5.583%, 03/01/2028	421,251	0.1
545,000	Navient Corp., 6.750%, 06/25/2025	549,539	0.1
403,000 (2)	Nordea Bank Abp, 0.625%, 05/24/2024	400,140	0.1
374,000 (2)	Nordea Bank Abp, 3.600%, 06/06/2025	367,003	0.1
551,000 (2)	Northwestern Mutual Global Funding, 0.800%, 01/14/2026	511,466	0.1
893,000	Old Republic International Corp., 4.875%, 10/01/2024	887,997	0.2
625,000	OneMain Finance Corp., 3.500%, 01/15/2027	580,822	0.1
219,000 (2)	Pacific Life Global Funding II, 1.200%, 06/24/2025	208,484	0.0
394,000 (2)	Pacific Life Global Funding II, 1.375%, 04/14/2026	364,767	0.1
700,000 (3)	PNC Financial Services Group, Inc., 5.300%, 01/21/2028	700,973	0.1
488,000 (2)	Principal Life Global Funding II, 5.100%, 01/25/2029	487,254	0.1
352,000	Prologis L.P., 4.875%, 06/15/2028	352,581	0.1
148,000 (2)	Prologis Targeted US Logistics Fund L.P., 5.250%, 04/01/2029	147,680	0.0
551,000	Public Storage Operating Co., 5.125%, 01/15/2029	560,413	0.1
625,000 (2)	RLJ Lodging Trust L.P., 3.750%, 07/01/2026	595,638	0.1
457,000	Royal Bank of Canada, GMTN, 1.150%, 07/14/2026	418,681	0.1
592,000	Royal Bank of Canada, GMTN, 1.600%, 01/21/2025	574,354	0.1
332,000	Royal Bank of Canada, GMTN, 4.950%, 02/01/2029	332,989	0.1
722,000	Royal Bank of Canada, GMTN, 5.200%, 07/20/2026	724,585	0.1
727,000 (3)	Santander UK Group Holdings PLC, 6.833%, 11/21/2026	739,320	0.1
562,000	Sixth Street Specialty Lending, Inc., 3.875%, 11/01/2024	555,033	0.1

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
810,000 (2)	Skandinaviska Enskilda Banken AB, 0.650%, 09/09/2024	$792,303	0.1
534,000 (2)	Skandinaviska Enskilda Banken AB, 3.700%, 06/09/2025	524,718	0.1
710,000 (2)	Skandinaviska Enskilda Banken AB, 5.125%, 03/05/2027	711,416	0.1
744,000 (2)(3)	Societe Generale SA, 2.226%, 01/21/2026	721,417	0.1
644,000 (3)	State Street Corp., 5.684%, 11/21/2029	661,615	0.1
888,000	Sumitomo Mitsui Financial Group, Inc., 1.474%, 07/08/2025	845,657	0.2
750,000	Sumitomo Mitsui Financial Group, Inc., 2.696%, 07/16/2024	743,901	0.1
230,000	Sumitomo Mitsui Financial Group, Inc., 5.716%, 09/14/2028	236,629	0.0
535,000 (2)	Sumitomo Mitsui Trust Bank Ltd., 0.800%, 09/16/2024	523,634	0.1
1,000,000 (2)	Sumitomo Mitsui Trust Bank Ltd., 5.200%, 03/07/2027	1,001,233	0.2
241,000 (2)	Sumitomo Mitsui Trust Bank Ltd., 5.650%, 09/14/2026	243,389	0.0
533,000 (2)	Svenska Handelsbanken AB, 3.650%, 06/10/2025	523,568	0.1
447,000 (2)	Swedbank AB, 3.356%, 04/04/2025	438,346	0.1
576,000	Toronto-Dominion Bank, 3.766%, 06/06/2025	565,958	0.1
595,000	Toronto-Dominion Bank, GMTN, 4.980%, 04/05/2027	594,316	0.1
594,000	Toronto-Dominion Bank, MTN, 0.700%, 09/10/2024	581,781	0.1
859,000	Toronto-Dominion Bank, MTN, 5.532%, 07/17/2026	866,838	0.2
592,000	Toronto-Dominion Bank FXD, 1.450%, 01/10/2025	574,259	0.1
370,000 (3)	Truist Financial Corp., MTN, 1.267%, 03/02/2027	342,144	0.1
491,000 (3)	Truist Financial Corp., MTN, 1.887%, 06/07/2029	426,416	0.1
425,000 (3)	Truist Financial Corp., MTN, 4.260%, 07/28/2026	418,216	0.1

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
661,000 (3)	Truist Financial Corp., MTN, 5.435%, 01/24/2030	$660,414	0.1
515,000 (1)(2)	UBS AG/London, 0.700%, 08/09/2024	505,723	0.1
321,000	UBS AG/London, 5.800%, 09/11/2025	323,414	0.1
1,249,000 (2)(3)	UBS Group AG, 2.193%, 06/05/2026	1,197,899	0.2
451,000 (2)(3)	UBS Group AG, 4.488%, 05/12/2026	444,713	0.1
539,000 (2)(3)	UBS Group AG, 4.490%, 08/05/2025	536,364	0.1
702,000 (2)(3)	UBS Group AG, 5.428%, 02/08/2030	703,263	0.1
625,000 (2)	United Wholesale Mortgage LLC, 5.500%, 11/15/2025	619,935	0.1
440,000 (3)	US Bancorp, 5.384%, 01/23/2030	442,058	0.1
406,000 (3)	US Bancorp, 5.775%, 06/12/2029	413,201	0.1
999,000 (1)(2)	VICI Properties L.P. / VICI Note Co., Inc., 3.500%, 02/15/2025	977,733	0.2
777,000 (2)	VICI Properties L.P. / VICI Note Co., Inc., 4.625%, 06/15/2025	765,752	0.1
97,000 (3)	Wells Fargo & Co., MTN, 2.164%, 02/11/2026	94,118	0.0
601,000 (3)	Wells Fargo & Co., MTN, 2.879%, 10/30/2030	531,477	0.1
383,000 (3)	Wells Fargo & Co., MTN, 3.526%, 03/24/2028	364,651	0.1
116,000 (3)	Wells Fargo & Co., MTN, 4.540%, 08/15/2026	114,550	0.0
281,000 (3)	Wells Fargo & Co., MTN, 5.574%, 07/25/2029	284,417	0.0
574,000	Wells Fargo Bank NA, 5.450%, 08/07/2026	578,012	0.1
276,000 (1)(2)	Westpac New Zealand Ltd., 5.132%, 02/26/2027	276,116	0.0
550,000 (2)	XHR L.P., 6.375%, 08/15/2025	551,117	0.1
		109,339,504	19.8

	Industrial: 3.4%
185,000	AGCO Corp., 5.450%, 03/21/2027	185,907	0.0
735,000	Avnet, Inc., 6.250%, 03/15/2028	753,428	0.1
325,000 (2)	BAE Systems PLC, 5.125%, 03/26/2029	326,361	0.1

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
625,000 (2)	Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 02/01/2026	$617,833	0.1
625,000 (2)	Cascades, Inc. /Cascades USA, Inc., 5.125%, 01/15/2026	613,152	0.1
315,000	CNH Industrial Capital LLC, 5.100%, 04/20/2029	314,248	0.1
1,225,000	CNH Industrial Capital LLC, 5.450%, 10/14/2025	1,227,918	0.2
625,000 (2)	Fortress Transportation and Infrastructure Investors LLC, 6.500%, 10/01/2025	624,545	0.1
560,000	GATX Corp., 5.400%, 03/15/2027	564,130	0.1
625,000 (2)	GFL Environmental, Inc., 5.125%, 12/15/2026	614,564	0.1
480,000 (2)	Graphic Packaging International LLC, 0.821%, 04/15/2024	479,105	0.1
368,000	HEICO Corp., 5.250%, 08/01/2028	370,405	0.1
697,000	Honeywell International, Inc., 4.875%, 09/01/2029	702,064	0.1
251,000 (1)	John Deere Capital Corp., MTN, 2.350%, 03/08/2027	234,413	0.1
976,000	John Deere Capital Corp., MTN, 4.850%, 03/05/2027	976,790	0.2
178,000	John Deere Capital Corp., MTN, 4.950%, 07/14/2028	179,457	0.0
271,000	L3Harris Technologies, Inc., 5.400%, 01/15/2027	273,048	0.1
396,000	Lockheed Martin Corp., 5.100%, 11/15/2027	400,670	0.1
705,000 (2)	Penske Truck Leasing Co. L.P. / PTL Finance Corp., 5.350%, 01/12/2027	705,862	0.1
743,000 (2)	Penske Truck Leasing Co. L.P. / PTL Finance Corp., 6.050%, 08/01/2028	764,942	0.1
1,239,000	Raytheon Technologies Corp., 3.950%, 08/16/2025	1,219,076	0.2
347,000	Raytheon Technologies Corp., 5.000%, 02/27/2026	346,258	0.1
777,000	Republic Services, Inc., 2.500%, 08/15/2024	767,894	0.2

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
600,000 (2)	Rolls-Royce PLC, 3.625%, 10/14/2025	$582,653	0.1
707,000	Ryder System, Inc., MTN, 5.250%, 06/01/2028	710,597	0.1
488,000	Ryder System, Inc., MTN, 5.375%, 03/15/2029	492,416	0.1
550,000 (2)	Sealed Air Corp., 5.500%, 09/15/2025	548,440	0.1
625,000 (2)	Standard Industries, Inc., 5.000%, 02/15/2027	606,770	0.1
920,000	Teledyne Technologies, Inc., 0.950%, 04/01/2024	920,000	0.2
707,000 (2)	Veralto Corp., 5.500%, 09/18/2026	710,016	0.1
690,000	Waste Management, Inc., 4.875%, 02/15/2029	696,887	0.1
		18,529,849	3.4

	Technology: 3.2%
364,000	Analog Devices, Inc., 2.950%, 04/01/2025	355,804	0.1
252,000	Apple, Inc., 1.125%, 05/11/2025	241,370	0.0
30,000 (2)	Booz Allen Hamilton, Inc., 3.875%, 09/01/2028	28,134	0.0
149,000 (1)(2)	Booz Allen Hamilton, Inc., 4.000%, 07/01/2029	138,651	0.0
731,000	Broadcom, Inc., 3.459%, 09/15/2026	703,565	0.1
999,000	CDW LLC / CDW Finance Corp., 5.500%, 12/01/2024	995,317	0.2
89,000	Concentrix Corp., 6.600%, 08/02/2028	90,070	0.0
1,244,000	Fidelity National Information Services, Inc., 1.150%, 03/01/2026	1,152,212	0.2
1,044,000	Fiserv, Inc., 2.750%, 07/01/2024	1,036,289	0.2
237,000	Fiserv, Inc., 5.150%, 03/15/2027	237,950	0.0
685,000	Fiserv, Inc., 5.450%, 03/02/2028	693,357	0.1
1,059,000	HP, Inc., 2.200%, 06/17/2025	1,019,681	0.2
702,000 (1)	IBM International Capital Pte Ltd., 4.600%, 02/05/2029	692,526	0.1
297,000	Intel Corp., 3.700%, 07/29/2025	291,191	0.1
659,000	Intel Corp., 3.750%, 08/05/2027	637,417	0.1

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology: (continued)
1,039,000	Intel Corp., 4.875%, 02/10/2026	$1,036,077	0.2
651,000	International Business Machines Corp., 4.000%, 07/27/2025	641,004	0.1
427,000	International Business Machines Corp., 6.500%, 01/15/2028	454,570	0.1
1,060,000	Intuit, Inc., 5.250%, 09/15/2026	1,070,161	0.2
999,000	Microchip Technology, Inc., 4.250%, 09/01/2025	982,966	0.2
1,008,000	NetApp, Inc., 1.875%, 06/22/2025	964,428	0.2
923,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 2.700%, 05/01/2025	895,130	0.2
643,000	Oracle Corp., 1.650%, 03/25/2026	600,492	0.1
313,000	Oracle Corp., 2.500%, 04/01/2025	303,675	0.1
633,000	Oracle Corp., 2.650%, 07/15/2026	599,203	0.1
682,000	Take-Two Interactive Software, Inc., 3.550%, 04/14/2025	669,215	0.1
780,000	VMware, Inc., 1.000%, 08/15/2024	766,397	0.1
421,000	VMware, Inc., 1.400%, 08/15/2026	384,589	0.1
290,000	Workday, Inc., 3.500%, 04/01/2027	277,764	0.0
		17,959,205	3.2

	Utilities: 4.6%
518,000 (2)	AEP Texas, Inc., 3.850%, 10/01/2025	501,805	0.1
399,000	AES Corp., 1.375%, 01/15/2026	369,653	0.1
1,119,000	AES Corp., 5.450%, 06/01/2028	1,117,310	0.2
579,000	Alabama Power Co., 3.750%, 09/01/2027	557,851	0.1
502,000	Ameren Corp., 5.700%, 12/01/2026	508,818	0.1
607,000	Ameren Illinois Co., 3.800%, 05/15/2028	588,360	0.1
637,000	American Electric Power Co., Inc., 5.200%, 01/15/2029	638,865	0.1
286,000 (2)	Aquarion Co., 4.000%, 08/15/2024	283,438	0.0
169,000	Arizona Public Service Co., 3.350%, 06/15/2024	168,112	0.0
551,000	Avangrid, Inc., 3.200%, 04/15/2025	537,003	0.1
403,000	Black Hills Corp., 1.037%, 08/23/2024	395,860	0.1

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
359,000	Connecticut Light and Power Co., 4.650%, 01/01/2029	$355,189	0.1
315,000	Consumers Energy Co., 4.900%, 02/15/2029	316,258	0.1
582,000 (3)	DTE Energy Co., 4.220%, 11/01/2024	576,722	0.1
534,000	DTE Energy Co., 5.100%, 03/01/2029	532,090	0.1
1,032,000 (2)	East Ohio Gas Co., 1.300%, 06/15/2025	981,693	0.2
697,000 (2)	Enel Finance International NV, 6.800%, 10/14/2025	711,223	0.1
927,000	Entergy Corp., 0.900%, 09/15/2025	869,300	0.2
438,000	Eversource Energy, 2.900%, 03/01/2027	411,925	0.1
713,000	Eversource Energy, 4.750%, 05/15/2026	705,840	0.1
266,000	Exelon Corp., 5.150%, 03/15/2029	266,714	0.0
306,000	Florida Power & Light Co., 4.400%, 05/15/2028	302,998	0.0
1,238,000	Florida Power & Light Co., 4.450%, 05/15/2026	1,226,476	0.2
697,000	Georgia Power Co., 5.004%, 02/23/2027	698,178	0.1
369,000	Interstate Power and Light Co., 3.250%, 12/01/2024	363,412	0.1
351,000	IPALCO Enterprises, Inc., 3.700%, 09/01/2024	350,935	0.1
320,000 (1)(2)	Liberty Utilities Co., 5.577%, 01/31/2029	321,962	0.1
307,000	National Rural Utilities Cooperative Finance Corp., GMTN, 4.850%, 02/07/2029	307,001	0.1
417,000	National Rural Utilities Cooperative Finance Corp., MTN, 1.875%, 02/07/2025	404,992	0.1
359,000	National Rural Utilities Cooperative Finance Corp., MTN, 5.600%, 11/13/2026	364,108	0.1
392,000 (2)	New York State Electric & Gas Corp., 5.650%, 08/15/2028	401,185	0.1
516,000	NextEra Energy Capital Holdings, Inc., 1.875%, 01/15/2027	472,633	0.1
446,000	NextEra Energy Capital Holdings, Inc., 1.900%, 06/15/2028	395,231	0.1

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
464,000	NextEra Energy Capital Holdings, Inc., 4.625%, 07/15/2027	$457,733	0.1
257,000	NextEra Energy Capital Holdings, Inc., 4.900%, 02/28/2028	256,312	0.0
535,000 (2)	Niagara Mohawk Power Corp., 1.960%, 06/27/2030	442,030	0.1
621,000	NiSource, Inc., 0.950%, 08/15/2025	584,659	0.1
418,000 (2)	NRG Energy, Inc., 3.750%, 06/15/2024	415,810	0.1
632,000 (1)	ONE Gas, Inc., 5.100%, 04/01/2029	636,594	0.1
617,459	PG&E Wildfire Recovery Funding LLC A-1, 3.594%, 06/01/2032	592,675	0.1
647,000	Public Service Enterprise Group, Inc., 0.800%, 08/15/2025	608,252	0.1
170,000	Public Service Enterprise Group, Inc., 5.850%, 11/15/2027	174,188	0.0
220,000	Sempra Energy, 5.400%, 08/01/2026	220,725	0.0
1,252,000	Sierra Pacific Power Co., 2.600%, 05/01/2026	1,190,211	0.2
238,000	Southern Co., 5.500%, 03/15/2029	242,636	0.0
283,000	Southern Co. Gas Capital Corp., 3.250%, 06/15/2026	271,186	0.0
417,000	Tampa Electric Co., 4.900%, 03/01/2029	417,665	0.1
351,000 (2)	Trans-Allegheny Interstate Line Co., 3.850%, 06/01/2025	343,914	0.1
625,000 (2)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	615,827	0.1
23,000	WEC Energy Group, Inc., 2.200%, 12/15/2028	20,347	0.0
815,000	WEC Energy Group, Inc., 4.750%, 01/09/2026	807,829	0.1
51,000	WEC Energy Group, Inc., 5.000%, 09/27/2025	50,729	0.0
71,000	WEC Energy Group, Inc., 5.150%, 10/01/2027	71,155	0.0
		25,423,617	4.6
	Total Corporate Bonds/Notes (Cost $274,048,156)	272,592,127	49.4

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 20.5%
	Automobile Asset-Backed Securities: 5.8%
750,000	Americredit Automobile Receivables Trust 2023-1 A3, 5.620%, 11/18/2027	$753,766	0.1
45,473	AmeriCredit Automobile Receivables Trust 2020-1 C, 1.590%, 10/20/2025	45,331	0.0
468,638	AmeriCredit Automobile Receivables Trust 2021-3 A3, 0.760%, 08/18/2026	459,674	0.1
700,000	AmeriCredit Automobile Receivables Trust 2021-3 B, 1.170%, 08/18/2027	668,667	0.1
2,850,000	BMW Vehicle Lease Trust 2024-1 A4, 5.000%, 06/25/2027	2,843,643	0.5
2,850,000	Carmax Auto Owner Trust 2023-3 B, 5.470%, 02/15/2029	2,854,663	0.5
150,000	CarMax Auto Owner Trust 2021-2 B, 1.030%, 12/15/2026	142,446	0.0
300,000	CarMax Auto Owner Trust 2022-1 B, 1.950%, 09/15/2027	281,619	0.1
554,907	Carvana Auto Receivables Trust 2022-P1 A3, 3.350%, 02/10/2027	546,277	0.1
1,650,000 (2)	Chase Auto Owner Trust 2023-AA A3, 5.680%, 01/25/2029	1,671,224	0.3
1,050,000 (2)	Citizens Auto Receivables Trust 2024-1 A3, 5.110%, 04/17/2028	1,049,395	0.2
900,000	Ford Credit Auto Owner Trust 2022-A B, 1.910%, 07/15/2027	847,931	0.2
450,000	GM Financial Automobile Leasing Trust 2023-1 A4, 5.160%, 01/20/2027	449,025	0.1
400,000	GM Financial Consumer Automobile Receivables Trust 2022-4 B, 5.500%, 08/16/2028	401,421	0.1
550,000	GM Financial Consumer Automobile Receivables Trust 2023-1 A3, 4.660%, 02/16/2028	545,708	0.1
1,750,000	GM Financial Consumer Automobile Receivables Trust 2023-3 A4, 5.340%, 12/18/2028	1,762,875	0.3

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Automobile Asset-Backed Securities: (continued)
2,600,000 (2)	GM Financial Revolving Receivables Trust 2021-1 A, 1.170%, 06/12/2034	$2,368,663	0.4
1,050,000	Hyundai Auto Receivables Trust 2021-C B, 1.490%, 12/15/2027	983,950	0.2
141,957 (2)	JPMorgan Chase Bank NA - CACLN 2021-3 B, 0.760%, 02/26/2029	137,819	0.0
1,600,000	Nissan Auto Lease Trust 2023-B A4, 5.610%, 11/15/2027	1,605,031	0.3
399,465 (2)	Oscar US Funding XIII LLC 2021-2A A3, 0.860%, 09/10/2025	396,522	0.1
1,250,000 (2)	Porsche Financial Auto Securitization Trust 2023-1A A4, 4.720%, 06/23/2031	1,240,183	0.2
2,600,000	Santander Drive Auto Receivables Trust 2023-3 B, 5.610%, 07/17/2028	2,607,535	0.5
1,800,000 (2)	Tesla Auto Lease Trust 2023-A A3, 5.890%, 06/22/2026	1,810,487	0.3
2,750,000	Toyota Auto Receivables Owner Trust 2024-A A3, 4.830%, 10/16/2028	2,741,101	0.5
3,050,000	World Omni Auto Receivables Trust 2024-A A3, 4.860%, 03/15/2029	3,042,642	0.5
		32,257,598	5.8

	Credit Card Asset-Backed Securities: 0.7%
800,000 (2)	CARDS II Trust 2021-1A A, 0.602%, 04/15/2027	798,359	0.1
3,150,000	Chase Issuance Trust 2024-A2I A, 4.720%, 01/15/2031	3,142,076	0.6
		3,940,435	0.7

	Other Asset-Backed Securities: 12.5%
550,000 (2)(3)	AB BSL CLO 4 Ltd. 2023-4A A, 7.318%, (TSFR3M + 2.000%), 04/20/2036	554,440	0.1
802,683 (2)(3)	AMMC CLO 22 Ltd. 2018-22A A, 6.616%, (TSFR3M + 1.292%), 04/25/2031	803,265	0.2

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
2,000,000 (2)(3)	Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL4 A, 6.790%, (TSFR1M + 1.464%), 11/15/2036	$1,989,422	0.4
400,000 (2)(3)	ARES XLVI CLO Ltd. 2017-46A A2, 6.806%, (TSFR3M + 1.492%), 01/15/2030	400,103	0.1
1,900,000 (2)(3)	Ballyrock CLO 17 Ltd. 2021-17A A1B, 6.979%, (TSFR3M + 1.662%), 10/20/2034	1,900,479	0.3
500,000 (2)(3)	Barings Clo Ltd. 2019-4A A1, 6.906%, (TSFR3M + 1.592%), 01/15/2033	500,195	0.1
2,454,824 (2)(3)	Barings CLO Ltd. 2015-IA AR, 6.569%, (TSFR3M + 1.252%), 01/20/2031	2,456,113	0.4
250,000 (2)(3)	Barings CLO Ltd. 2017-1A A2, 6.910%, (TSFR3M + 1.612%), 07/18/2029	250,119	0.0
2,750,000 (2)(3)	Barings CLO Ltd. 2024-1A A, 6.899%, (TSFR3M + 1.630%), 01/20/2037	2,765,810	0.5
1,256,321 (2)(3)	Benefit Street Partners CLO IX Ltd. 2016-9A AR, 6.689%, (TSFR3M + 1.372%), 07/20/2031	1,257,137	0.2
2,000,000 (2)(3)	Benefit Street Partners CLO XX Ltd. 2020-20A AR, 6.746%, (TSFR3M + 1.432%), 07/15/2034	2,001,068	0.4
2,500,000 (2)(3)	BlueMountain CLO XXXII Ltd. 2021-32A A, 6.746%, (TSFR3M + 1.432%), 10/15/2034	2,501,228	0.5
1,319,082 (2)(3)	BlueMountain Fuji US Clo I Ltd. 2017-1A A1R, 6.559%, (TSFR3M + 1.242%), 07/20/2029	1,319,868	0.2
4,000,000 (2)(3)	BRSP Ltd. 2021-FL1 B, 7.341%, (TSFR1M + 2.014%), 08/19/2038	3,810,302	0.7
450,000 (2)(3)	Carlyle US Clo Ltd. 2017-2A AJR, 6.979%, (TSFR3M + 1.662%), 07/20/2031	449,738	0.1
800,000 (2)(3)	CARLYLE US CLO Ltd. 2021-4A A2, 6.979%, (TSFR3M + 1.662%), 04/20/2034	800,336	0.1
250,000 (2)(3)	CIFC Funding Ltd. 2019-6A A2, 7.326%, (TSFR3M + 2.012%), 01/16/2033	250,075	0.0

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
1,143,214	CNH Equipment Trust 2021-B A3, 0.440%, 08/17/2026	$1,110,202	0.2
418,512	CNH Equipment Trust 2021-C A3, 0.810%, 12/15/2026	405,451	0.1
119,312 (2)(3)	Deer Creek Clo Ltd. 2017-1A A, 6.759%, (TSFR3M + 1.442%), 10/20/2030	119,388	0.0
1,750,000 (2)	DLLAA LLC 2023-1A A3, 5.640%, 02/22/2028	1,769,267	0.3
1,630,000 (2)(3)	Dryden 72 CLO Ltd. 2019-72A AR, 6.649%, (TSFR3M + 1.342%), 05/15/2032	1,631,190	0.3
306,020 (2)(3)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 6.769%, (TSFR3M + 1.462%), 08/15/2030	306,172	0.1
250,000 (2)(3)	Eaton Vance Clo Ltd. 2015-1A A2R, 6.829%, (TSFR3M + 1.512%), 01/20/2030	248,726	0.0
61,106 (2)(3)	Elevation CLO Ltd. 2014-2A A1R, 6.808%, (TSFR3M + 1.492%), 10/15/2029	61,129	0.0
1,210,000 (2)(3)	Goldentree Loan Management US Clo 4 Ltd. 2019-4A ARR, 6.477%, (TSFR3M + 1.150%), 04/24/2031	1,211,222	0.2
400,000 (2)(3)	HGI CRE CLO Ltd. 2022-FL3 A, 7.019%, (SOFR30A + 1.700%), 04/20/2037	400,013	0.1
450,000 (2)(3)	Invesco US CLO Ltd. 2023-1A AR, 6.856%, (TSFR3M + 1.570%), 04/22/2037	450,135	0.1
1,119,885	John Deere Owner Trust 2021-B A3, 0.520%, 03/16/2026	1,093,747	0.2
450,000	John Deere Owner Trust 2022 2022-A A4, 2.490%, 01/16/2029	431,745	0.1
1,270,072 (2)	Kubota Credit Owner Trust 2021-2A A3, 0.560%, 11/17/2025	1,242,210	0.2
1,100,000 (2)	Kubota Credit Owner Trust 2023-1A A3, 5.020%, 06/15/2027	1,096,254	0.2
1,322,356 (2)(3)	LCM 26 Ltd. 26A A1, 6.649%, (TSFR3M + 1.332%), 01/20/2031	1,323,355	0.2

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
527,960 (2)(3)	Madison Park Funding XI Ltd. 2013-11A AR2, 6.477%, (TSFR3M + 1.162%), 07/23/2029	$528,222	0.1
2,750,000 (2)(3)	Magnetite XXVI Ltd. 2020-26A A2R, 6.986%, (TSFR3M + 1.662%), 07/25/2034	2,739,586	0.5
1,575,000 (2)(3)	MF1 Ltd. 2021-FL6 C, 7.291%, (TSFR1M + 1.964%), 07/16/2036	1,523,588	0.3
971,806 (2)(3)	MF1 Ltd. 2022-FL8 A, 6.676%, (TSFR1M + 1.350%), 02/19/2037	966,249	0.2
1,710,708 (2)(3)	Neuberger Berman Loan Advisers CLO 26 Ltd. 2017-26A AR, 6.480%, (TSFR3M + 1.182%), 10/18/2030	1,711,072	0.3
1,550,000 (2)(3)	OCP CLO Ltd. 2020-19A AR, 6.729%, (TSFR3M + 1.412%), 10/20/2034	1,550,952	0.3
300,000 (2)(3)	Octagon 61 Ltd. 2023-2A A, 7.168%, (TSFR3M + 1.850%), 04/20/2036	301,456	0.1
250,000 (2)(3)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 6.921%, (TSFR3M + 1.612%), 07/19/2030	249,617	0.0
1,105,746 (2)(3)	Octagon Loan Funding Ltd. 2014-1A ARR, 6.761%, (TSFR3M + 1.442%), 11/18/2031	1,107,054	0.2
3,700,000 (2)(3)	OHA Credit Partners XIII Ltd. 2016-13A AR, 6.749%, (TSFR3M + 1.432%), 10/25/2034	3,704,059	0.7
3,000,000 (2)(3)	OHA Credit Partners XVI 2021-16A A, 6.710%, (TSFR3M + 1.412%), 10/18/2034	3,003,924	0.5
500,000 (2)(3)	OHA Loan Funding Ltd. 2015-1A AR3, 6.721%, (TSFR3M + 1.412%), 01/19/2037	500,653	0.1
292,948 (2)(3)	Palmer Square CLO Ltd. 2015-2A A1R2, 6.679%, (TSFR3M + 1.362%), 07/20/2030	293,097	0.1
1,850,000 (2)(3)	Palmer Square CLO Ltd. 2018-1A A1R, 6.844%, (TSFR3M + 1.520%), 04/18/2037	1,850,588	0.3
1,650,000 (2)(3)	Palmer Square CLO Ltd. 2019-1A A1R, 6.718%, (TSFR3M + 1.412%), 11/14/2034	1,650,538	0.3

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
350,000 (2)	PFS Financing Corp. 2021-B A, 0.770%, 08/15/2026	$343,493	0.1
600,000 (2)	PFS Financing Corp. 2022-D A, 4.270%, 08/15/2027	590,950	0.1
950,000 (2)	PFS Financing Corp. 2023-C A, 5.520%, 10/15/2028	959,506	0.2
750,000 (2)(3)	Rad CLO 6 Ltd. 2019-6A A1, 6.959%, (TSFR3M + 1.642%), 01/20/2033	750,289	0.1
2,361,909 (2)(3)	Sound Point CLO XVIII Ltd. 2017-4A A1, 6.699%, (TSFR3M + 1.382%), 01/21/2031	2,364,519	0.4
410,000 (2)(3)	Sound Point CLO XXV Ltd. 2019-4A A1R, 6.605%, (TSFR3M + 1.280%), 04/25/2033	403,477	0.1
1,290,568 (2)(3)	TCI-Symphony CLO Ltd. 2017-1A AR, 6.506%, (TSFR3M + 1.192%), 07/15/2030	1,291,020	0.2
500,000 (2)(3)	THL Credit Wind River CLO Ltd. 2019-1A AR, 6.739%, (TSFR3M + 1.422%), 07/20/2034	500,177	0.1
1,650,000 (2)	Trafigura Securitisation Finance PLC 2021-1A A2, 1.080%, 01/15/2025	1,615,649	0.3
300,000 (2)(3)	Wellman Park CLO Ltd. 2021-1A A, 6.676%, (TSFR3M + 1.362%), 07/15/2034	300,189	0.1
1,250,000 (2)(3)	Wind River CLO Ltd. 2022-1A A, 6.848%, (TSFR3M + 1.530%), 07/20/2035	1,250,913	0.2
		68,960,741	12.5

	Student Loan Asset-Backed Securities: 1.5%
1,995,947 (2)	Commonbond Student Loan Trust-GS 2019-AGS A1, 2.540%, 01/25/2047	1,777,033	0.3
3,344 (2)	Laurel Road Prime Student Loan Trust 2018-B A2FX, 3.540%, 05/26/2043	3,334	0.0
134,814 (2)(3)	Navient Private Education Loan Trust 2014-AA A3, 7.040%, (TSFR1M + 1.714%), 10/15/2031	135,151	0.0
153,178 (2)	Navient Private Education Refi Loan Trust 2019-FA A2, 2.600%, 08/15/2068	143,451	0.0

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities: (continued)
48,687 (2)	Navient Private Education Refi Loan Trust 2020-GA A, 1.170%, 09/16/2069	$43,925	0.0
88,908 (2)	Navient Private Education Refi Loan Trust 2021-A A, 0.840%, 05/15/2069	78,034	0.0
1,362,414 (2)	Navient Private Education Refi Loan Trust 2021-EA A, 0.970%, 12/16/2069	1,179,001	0.2
325,829 (2)	Navient Private Education Refi Loan Trust 2021-FA A, 1.110%, 02/18/2070	278,553	0.1
2,807,343 (2)	Navient Private Education Refi Loan Trust 2023-A A, 5.510%, 10/15/2071	2,821,810	0.5
210,319 (2)	Sofi Professional Loan Program LLC 2018-A A2B, 2.950%, 02/25/2042	205,238	0.1
372,593 (2)	SoFi Professional Loan Program Trust 2021-B AFX, 1.140%, 02/15/2047	317,208	0.1
1,446,591 (2)	Sofi Proffesional Loan Program Trust 2021-A AFX, 1.030%, 08/17/2043	1,240,850	0.2
		8,223,588	1.5

	Total Asset-Backed Securities (Cost $114,140,292)	113,382,362	20.5

U.S. TREASURY OBLIGATIONS: 13.0%
	United States Treasury Notes: 13.0%
11,530,000	2.875%, 04/30/2025	11,275,079	2.1
113,000	4.250%, 12/15/2026	112,739	0.0
52,004,000	4.250%, 03/15/2027	51,768,357	9.4
1,747,700 (1)	4.250%, 02/28/2029	1,750,294	0.3
5,122,000	4.500%, 03/31/2026	5,109,395	0.9
1,651,000 (1)	4.625%, 02/28/2026	1,649,775	0.3
		71,665,639	13.0
	Total U.S. Treasury Obligations (Cost $71,763,468)	71,665,639	13.0

COLLATERALIZED MORTGAGE OBLIGATIONS: 7.4%
1,000,000 (2)(3)	Fannie Mae Connecticut Avenue Securities 2021-R01 1M2, 6.870%, (SOFR30A + 1.550%), 10/25/2041	1,004,706	0.2
67,551	Fannie Mae Interest Strip 404 8, 3.000%, 05/25/2040	61,313	0.0

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
8,633	Fannie Mae REMIC Trust 2010-54 LC, 3.000%, 04/25/2040	$8,457	0.0
264,086	Fannie Mae REMIC Trust 2013-114 NA, 3.000%, 08/25/2032	255,357	0.1
546,160 (3)	Fannie Mae REMIC Trust 2013-34 PF, 5.785%, (SOFR30A + 0.464%), 08/25/2042	543,241	0.1
87,507	Freddie Mac REMIC Trust 2103 TE, 6.000%, 12/15/2028	87,954	0.0
791,626 (3)	Freddie Mac REMIC Trust 3049 XF, 5.783%, (SOFR30A + 0.464%), 05/15/2033	784,723	0.1
3,550,080 (3)	Freddie Mac REMIC Trust 3114 PF, 5.833%, (SOFR30A + 0.514%), 02/15/2036	3,511,603	0.6
5,331,358 (3)	Freddie Mac REMIC Trust 3136 FA, 5.983%, (SOFR30A + 0.664%), 04/15/2036	5,294,284	1.0
1,052,372 (3)	Freddie Mac REMIC Trust 3153 UF, 5.863%, (SOFR30A + 0.544%), 05/15/2036	1,047,208	0.2
413,602 (3)	Freddie Mac REMIC Trust 3255 FA, 5.713%, (SOFR30A + 0.394%), 12/15/2036	406,213	0.1
22,956 (3)	Freddie Mac REMIC Trust 3747 FA, 5.933%, (SOFR30A + 0.614%), 10/15/2040	22,702	0.0
545,024 (3)	Freddie Mac REMIC Trust 4879 DF, 5.833%, (SOFR30A + 0.514%), 08/15/2034	539,900	0.1
1,201,067 (2)(3)	Freddie Mac STACR REMIC Trust 2021-HQA1 M2, 7.570%, (SOFR30A + 2.250%), 08/25/2033	1,229,153	0.2
1,500,000 (2)(3)	Freddie Mac STACR REMIC Trust 2022-DNA2 M1B, 7.720%, (SOFR30A + 2.400%), 02/25/2042	1,529,306	0.3
4,789,896 (3)	Freddie Mac Strips 406 F43, 6.120%, (SOFR30A + 0.800%), 10/25/2053	4,808,306	0.9
4,038,595 (3)	Freddie Mac Strips 406 F44, 6.320%, (SOFR30A + 1.000%), 10/25/2053	4,075,575	0.7

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
677,615 (2)(3)	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2, 7.620%, (SOFR30A + 2.300%), 08/25/2033	$691,388	0.1
180,448 (3)	Ginnie Mae 2010-H03 FA, 5.989%, (TSFR1M + 0.664%), 03/20/2060	180,404	0.0
15,337 (3)	Ginnie Mae 2010-H10 FC, 6.451%, (TSFR1M + 1.114%), 05/20/2060	15,426	0.0
1,409,029 (3)	Ginnie Mae 2010-H11 FA, 6.439%, (TSFR1M + 1.114%), 06/20/2060	1,416,104	0.3
139,599 (3)	Ginnie Mae 2011-H03 FA, 5.944%, (TSFR1M + 0.614%), 01/20/2061	139,475	0.0
34,150 (3)	Ginnie Mae 2011-H05 FA, 5.944%, (TSFR1M + 0.614%), 12/20/2060	34,121	0.0
70,438 (3)	Ginnie Mae 2011-H05 FB, 5.944%, (TSFR1M + 0.614%), 12/20/2060	70,375	0.0
302,240 (3)	Ginnie Mae 2011-H06 FA, 5.894%, (TSFR1M + 0.564%), 02/20/2061	301,779	0.1
24,086 (3)	Ginnie Mae 2011-H07 FA, 5.944%, (TSFR1M + 0.614%), 02/20/2061	24,060	0.0
72,057 (3)	Ginnie Mae 2011-H08 FD, 5.944%, (TSFR1M + 0.614%), 02/20/2061	71,998	0.0
258,602 (3)	Ginnie Mae 2011-H08 FG, 5.924%, (TSFR1M + 0.594%), 03/20/2061	258,349	0.1
313,945 (3)	Ginnie Mae 2011-H09 AF, 5.944%, (TSFR1M + 0.614%), 03/20/2061	313,682	0.1
74,698 (3)	Ginnie Mae 2012-H18 NA, 5.964%, (TSFR1M + 0.634%), 08/20/2062	74,591	0.0
483,372 (3)	Ginnie Mae 2012-H23 WA, 5.964%, (TSFR1M + 0.634%), 10/20/2062	483,056	0.1
272,604	Ginnie Mae 2014-3 EP, 2.750%, 02/16/2043	252,241	0.0
149,828 (3)	Ginnie Mae 2014-53 JM, 6.981%, 04/20/2039	156,584	0.0
3,171,772 (3)	Ginnie Mae 2015-H32 FH, 6.104%, (TSFR1M + 0.774%), 12/20/2065	3,175,920	0.6
2,977,498 (3)	Ginnie Mae 2016-H16 FE, 6.105%, (TSFR12M + 1.095%), 06/20/2066	2,974,856	0.5
965,969 (3)	Ginnie Mae 2017-H06 FE, 5.994%, (TSFR1M + 0.664%), 02/20/2067	965,762	0.2
633,940 (3)	Ginnie Mae 2017-H07 FG, 5.904%, (TSFR1M + 0.574%), 02/20/2067	633,003	0.1

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,881,650	Ginnie Mae 2023-86 DA, 5.500%, 08/20/2050	$1,887,613	0.3
983,530 (2)(3)	JP Morgan Mortgage Trust 2021-INV6 A5A, 2.500%, 04/25/2052	783,541	0.1
1,114,292	Seasoned Credit Risk Transfer Trust Series 2018-2 MA, 3.500%, 11/25/2057	1,053,538	0.2
	Total Collateralized Mortgage Obligations (Cost $40,939,930)	41,167,867	7.4

COMMERCIAL MORTGAGE-BACKED SECURITIES: 7.4%
1,478,947 (2)(3)	AREIT LLC 2023-CRE8 A, 7.438%, (TSFR1M + 2.112%), 08/17/2041	1,483,661	0.3
604,500 (2)(3)	AREIT Trust 2019-CRE3 C, 7.340%, (TSFR1M + 2.014%), 09/14/2036	559,319	0.1
2,917,000 (2)(3)	BHMS 2018-ATLS C, 7.522%, (TSFR1M + 2.197%), 07/15/2035	2,857,078	0.5
291,180 (2)(3)	BX 2021-MFM1 B, 6.389%, (TSFR1M + 1.064%), 01/15/2034	288,823	0.0
1,550,000 (2)(3)	BX Trust 2021-ARIA C, 7.085%, (TSFR1M + 1.760%), 10/15/2036	1,530,809	0.3
1,000,000 (2)(3)	BX Trust 2021-LGCY A, 5.945%, (TSFR1M + 0.620%), 10/15/2036	987,555	0.2
1,280,755 (2)(3)	BX Trust 2022-PSB A, 7.776%, (TSFR1M + 2.451%), 08/15/2039	1,290,353	0.2
1,300,000	COMM Mortgage Trust 2015-CR26 A4, 3.630%, 10/10/2048	1,259,542	0.2
1,200,000	Csail Commercial Mortgage Trust 2015-C2 A4, 3.504%, 06/15/2057	1,170,483	0.2
2,013,173	DBJPM Mortgage Trust 2017-C6 A3, 3.269%, 06/10/2050	1,958,410	0.4
4,000,000 (2)	DC Commercial Mortgage Trust 2023-DC A, 6.314%, 09/12/2040	4,094,783	0.7
1,046,823 (2)(3)	Extended Stay America Trust 2021-ESH A, 6.519%, (TSFR1M + 1.194%), 07/15/2038	1,047,167	0.2
710,000 (2)(4)	GAM Re-REMIC Trust 2021-FRR1 2B, 0.000%, 11/29/2050	538,953	0.1
52,036	Ginnie Mae 2017-100 AB, 2.300%, 04/16/2052	49,485	0.0

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
6,197	Ginnie Mae 2017-51 AB, 2.350%, 04/16/2057	$6,111	0.0
293	Ginnie Mae 2017-69 AB, 2.350%, 05/16/2053	292	0.0
3,365	Ginnie Mae 2017-70 A, 2.500%, 10/16/2057	3,327	0.0
28,910	Ginnie Mae 2017-86 AB, 2.300%, 11/16/2051	28,167	0.0
22,464	Ginnie Mae 2017-89 A, 2.500%, 08/16/2057	22,068	0.0
6,630	Ginnie Mae 2018-41 A, 2.400%, 09/16/2058	6,507	0.0
1,039,000 (2)(3)	GS Mortgage Securities Corp. Trust 2017-SLP E, 4.605%, 10/10/2032	974,129	0.2
190,000 (2)	GSCG Trust 2019-600C A, 2.936%, 09/06/2034	147,254	0.0
330,000 (2)	Houston Galleria Mall Trust 2015-HGLR A1A2, 3.087%, 03/05/2037	319,104	0.1
4,000,000 (2)(3)	ILPT Commercial Mortgage Trust 2022-LPF2 A, 7.570%, (TSFR1M + 2.245%), 10/15/2039	4,003,271	0.7
113,909 (3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 C, 4.074%, 12/15/2047	106,704	0.0
360,000 (2)	JP Morgan Chase Commercial Mortgage Securities Trust 2018-WPT CFX, 4.950%, 07/05/2033	293,467	0.1
100,000 (2)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP E, 3.861%, 12/05/2038	26,077	0.0
820,000 (3)	JPMBB Commercial Mortgage Securities Trust 2014-C19 C, 4.657%, 04/15/2047	805,652	0.1
2,000,000 (2)(3)	Life Mortgage Trust 2022-BMR2 A1, 6.621%, (TSFR1M + 1.295%), 05/15/2039	1,984,743	0.4
2,239,253 (2)(3)	Med Trust 2021-MDLN A, 6.389%, (TSFR1M + 1.064%), 11/15/2038	2,235,234	0.4
400,000 (2)(3)	MTN Commercial Mortgage Trust 2022-LPFL A, 6.727%, (TSFR1M + 1.397%), 03/15/2039	396,283	0.1
1,200,000 (2)(3)	PFP Ltd. 2023-10 A, 7.692%, (TSFR1M + 2.365%), 09/16/2038	1,207,798	0.2

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
2,000,000 (2)(3)	SMRT 2022-MINI F, 8.676%, (TSFR1M + 3.350%), 01/15/2039	$1,861,962	0.3
1,900,000 (2)	THPT Mortgage Trust 2023-THL A, 6.994%, 12/10/2034	1,946,350	0.4
1,085,000	Wells Fargo Commercial Mortgage Trust 2016-LC25 A4, 3.640%, 12/15/2059	1,037,773	0.2
2,000,000 (3)	WFRBS Commercial Mortgage Trust 2014-C21 B, 4.213%, 08/15/2047	1,898,402	0.3
2,500,000 (2)	WSTN Trust 2023-MAUI A, 6.297%, 07/05/2037	2,523,224	0.5
	Total Commercial Mortgage-Backed Securities (Cost $40,926,228)	40,950,320	7.4

U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.1%
	Federal Home Loan Mortgage Corporation: 0.1%(5)
10,874	5.500%, 01/01/2037	11,117	0.0
17,190	5.500%, 08/01/2038	17,532	0.0
5,197	5.500%, 10/01/2038	5,300	0.0
105,170	5.500%, 11/01/2038	107,531	0.1
92,775	5.500%, 02/01/2039	94,565	0.0
		236,045	0.1
	Uniform Mortgage-Backed Securities: 0.0%
459	5.000%, 03/01/2027	459	0.0
77,064	5.000%, 05/01/2042	77,499	0.0
		77,958	0.0
	Total U.S. Government Agency Obligations (Cost $327,640)	314,003	0.1
	Total Long-Term Investments (Cost $542,145,714)	540,072,318	97.8

Principal Amount†	RA	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.9%
	Repurchase Agreements: 1.7%
2,585,197 (6)	Bank Of Montreal, Repurchase Agreement dated 03/28/2024, 5.330%, due 04/01/2024 (Repurchase Amount $2,586,707, collateralized by various U.S. Government Agency Obligations, 3.500%-7.000%, Market Value plus accrued interest $2,636,901, due 08/01/33-03/01/54)	$2,585,197	0.4
2,585,197 (6)	Daiwa Capital Markets America Inc., Repurchase Agreement dated 03/28/2024, 5.360%, due 04/01/2024 (Repurchase Amount $2,586,716, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.000%, Market Value plus accrued interest $2,636,901, due 05/31/24-04/01/54)	2,585,197	0.5
2,585,197 (6)	Deutsche Bank Securities Inc., Repurchase Agreement dated 03/28/2024, 5.330%, due 04/01/2024 (Repurchase Amount $2,586,707, collateralized by various U.S. Government Agency Obligations, 1.500%-7.500%, Market Value plus accrued interest $2,636,901, due 06/01/36-04/01/54)	2,585,197	0.5

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

Principal Amount†	RA	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,611,133 (6)	HSBC Securities (USA) Inc., Repurchase Agreement dated 03/28/2024, 5.340%, due 04/01/2024 (Repurchase Amount $1,612,076, collateralized by various U.S. Government Agency Obligations, 1.500%-7.500%, Market Value plus accrued interest $1,643,356, due 01/01/31-08/01/59)	$1,611,133	0.3
	Total Repurchase Agreements (Cost $9,366,724)	9,366,724	1.7

	Time Deposits: 0.3%
250,000 (6)	Canadian Imperial Bank of Commerce, 5.310%, 04/01/2024	250,000	0.1
240,000 (6)	Landesbank Hessen Thueringen Girozentrale, 5.320%, 04/01/2024	240,000	0.0
220,000 (6)	Mizuho Bank Ltd., 5.320%, 04/01/2024	220,000	0.0
250,000 (6)	Royal Bank of Canada, 5.320%, 04/01/2024	250,000	0.1
250,000 (6)	Skandinaviska Enskilda Banken AB, 5.310%, 04/01/2024	250,000	0.1
240,000 (6)	Societe Generale, 5.310%, 04/01/2024	240,000	0.0
	Total Time Deposits (Cost $1,450,000)	1,450,000	0.3

	Commercial Paper: 1.8%
600,000	Consolidated Edison, 7.240%, 04/10/2024	598,816	0.1
6,200,000	CVS Caremark, 21.960%, 04/01/2024	6,196,283	1.1
2,000,000	Dominion Energy, Inc., 6.060%, 05/13/2024	1,985,870	0.3
1,500,000	Dominion Energy, Inc., 6.170%, 05/01/2024	1,492,199	0.3
	Total Commercial Paper (Cost $10,279,111)	10,273,168	1.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.1%
305,000 (7)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.220% (Cost $305,000)	$305,000	0.1
	Total Short-Term Investments (Cost $21,400,835)	$21,394,892	3.9
	Total Investments in Securities (Cost $563,546,549)	$561,467,210	101.7
	Liabilities in Excess of Other Assets	(9,205,260)	(1.7)
	Net Assets	$552,261,950	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Variable rate security. Rate shown is the rate in effect as of March 31, 2024.
(4)	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
(5)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(6)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(7)	Rate shown is the 7-day yield as of March 31, 2024.

Reference Rate Abbreviations:

SOFR30A	30-day Secured Overnight Financing Rate
SOFRRATE	1-day Secured Overnight Financing Rate
TSFR1M	1-month CME Term Secured Overnight Financing Rate
TSFR3M	3-month CME Term Secured Overnight Financing Rate

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2024
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$272,592,127	$—	$272,592,127
Asset-Backed Securities	—	113,382,362	—	113,382,362
U.S. Treasury Obligations	—	71,665,639	—	71,665,639
Collateralized Mortgage Obligations	—	41,167,867	—	41,167,867
Commercial Mortgage-Backed Securities	—	40,950,320	—	40,950,320
U.S. Government Agency Obligations	—	314,003	—	314,003
Short-Term Investments	305,000	21,089,892	—	21,394,892
Total Investments, at fair value	$305,000	$561,162,210	$—	$561,467,210
Liabilities Table
Other Financial Instruments+
Futures	$(331,879)	$—	$—	$(331,879)
Total Liabilities	$(331,879)	$—	$—	$(331,879)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2024, the following futures contracts were outstanding for Voya Short Term Bond Fund:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Depreciation
Long Contracts:
U.S. Treasury 2-Year Note	1,843	06/28/24	$376,864,703	$(137,349)
			$376,864,703	$(137,349)
Short Contracts:
U.S. Treasury 5-Year Note	(489)	06/28/24	(52,330,641)	(153,923)
U.S. Treasury 10-Year Note	(41)	06/18/24	(4,542,672)	(27,686)
U.S. Treasury Long Bond	(7)	06/18/24	(843,062)	(12,921)
			$(57,716,375)	$(194,530)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2024 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value

Liability Derivatives
Interest rate contracts	Variation margin payable on futures contracts*	$331,879
Total Liability Derivatives		$331,879

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Accompanying Notes to Financial Statements

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2024 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2024 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit contracts	$—	$242,000	$242,000
Interest rate contracts	(3,882,910)	—	(3,882,910)
Total	$(3,882,910)	$242,000	$(3,640,910)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(1,542,007)
Total	$(1,542,007)

At March 31, 2024, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $563,246,932.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$2,372,195
Gross Unrealized Depreciation	(4,483,796)
Net Unrealized Depreciation	$(2,111,601)

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 25.4%
184,538 (1)	Adjustable Rate Mortgage Trust 2006-2 1A1, 4.761%, 05/25/2036	$159,756	0.0
966,572 (1)(2)	Agate Bay Mortgage Trust 2015-2 B3, 3.622%, 03/25/2045	878,079	0.1
475,938 (1)(2)	Agate Bay Mortgage Trust 2015-4 B3, 3.498%, 06/25/2045	371,131	0.0
1,425,889 (1)(2)	Agate Bay Mortgage Trust 2016-1 B3, 3.654%, 12/25/2045	1,240,491	0.1
1,000,000 (1)(2)	Agate Bay Mortgage Trust 2016-1 B4, 3.654%, 12/25/2045	738,358	0.0
1,137,085 (1)(2)	Agate Bay Mortgage Trust 2016-2 B4, 3.760%, 03/25/2046	855,434	0.1
3,089,000 (1)(2)	Ajax Mortgage Loan Trust 2019-D A2, 3.500%, 09/25/2065	2,795,002	0.2
4,234,000 (1)(2)	Ajax Mortgage Loan Trust 2019-F A2, 3.500%, 07/25/2059	3,917,731	0.2
332,582 (1)	Alternative Loan Trust 2004-J7 M1, 5.117%, (TSFR1M + 1.134%), 10/25/2034	327,820	0.0
289,812 (1)	Alternative Loan Trust 2005-10CB 1A2, 5.500%, (TSFR1M + 0.564%), 05/25/2035	218,833	0.0
290,506	Alternative Loan Trust 2005-23CB A15, 5.500%, 07/25/2035	234,540	0.0
17,724 (1)	Alternative Loan Trust 2005-53T2 2A6, 5.944%, (TSFR1M + 0.614%), 11/25/2035	9,691	0.0
32,388	Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	26,732	0.0
162,661 (1)	Alternative Loan Trust 2005-J2 1A12, 5.500%, (TSFR1M + 0.514%), 04/25/2035	125,223	0.0
30,519	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	15,181	0.0
455,699 (1)	Alternative Loan Trust 2006-18CB A10, 5.844%, (TSFR1M + 0.514%), 07/25/2036	197,099	0.0
108,341 (1)	Alternative Loan Trust 2006-19CB A12, 5.844%, (TSFR1M + 0.514%), 08/25/2036	51,467	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
458,801 (1)	Alternative Loan Trust 2006-19CB A28, 6.000%, (TSFR1M + 0.714%), 08/25/2036	$225,125	0.0
776,002	Alternative Loan Trust 2006-27CB A5, 6.000%, 11/25/2036	427,634	0.0
233,695 (1)	Alternative Loan Trust 2006-HY11 A1, 5.684%, (TSFR1M + 0.354%), 06/25/2036	205,360	0.0
810,984	Alternative Loan Trust 2007-15CB A5, 5.750%, 07/25/2037	473,305	0.0
116,846 (1)	Alternative Loan Trust 2007-2CB 2A1, 5.750%, (TSFR1M + 0.714%), 03/25/2037	50,990	0.0
158,743 (1)	Alternative Loan Trust 2007-HY8C A1, 5.764%, (TSFR1M + 0.434%), 09/25/2047	142,181	0.0
500,607 (1)	Alternative Loan Trust 2007-OA4 A1, 5.784%, (TSFR1M + 0.454%), 05/25/2047	422,613	0.0
408,420 (1)(2)	Arroyo Mortgage Trust 2019-3 A3, 3.416%, 10/25/2048	379,408	0.0
276,150 (1)	Banc of America Funding Trust 2007-2 1A16, 6.000%, (TSFR1M + 0.714%), 03/25/2037	202,139	0.0
1,278,356 (1)	Banc of America Funding Trust 2007-C 7A1, 5.863%, (TSFR1M + 0.534%), 05/20/2047	1,148,013	0.1
102,538 (1)	Bear Stearns ALT-A Trust 2005-3 4A3, 4.517%, 04/25/2035	98,937	0.0
372,659 (1)	Bear Stearns ALT-A Trust 2006-6 31A1, 4.333%, 11/25/2036	207,098	0.0
530,607 (1)	Bear Stearns ALT-A Trust 2006-6 32A1, 4.576%, 11/25/2036	279,201	0.0
76,114 (1)	Bear Stearns Structured Products, Inc. Trust 2007-R6 1A1, 5.115%, 01/26/2036	57,572	0.0
2,100,000 (1)(2)	Bellemeade RE Ltd. 2021-3A M1C, 6.870%, (SOFR30A + 1.550%), 09/25/2031	2,093,947	0.1
905,527 (1)(2)	Chase Home Lending Mortgage Trust 2019-1 B2, 3.889%, 03/25/2050	787,842	0.1
1,177,928 (1)(2)	Chase Home Lending Mortgage Trust 2019-1 B3, 3.889%, 03/25/2050	1,014,853	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
120,860 (1)(2)	Chase Home Lending Mortgage Trust 2019-ATR2 A3, 3.500%, 07/25/2049	$107,544	0.0
882,609 (1)(2)	Chase Home Lending Mortgage Trust Series 2024-1 A9, 6.500%, 01/25/2055	884,940	0.1
265,883 (1)	Chase Mortgage Finance Trust Series 2006-A1 2A3, 5.120%, 09/25/2036	230,381	0.0
35,343 (1)	CHL Mortgage Pass-Through Trust 2004-22 A3, 4.706%, 11/25/2034	31,989	0.0
222,173 (1)	CHL Mortgage Pass-Through Trust 2005-HYB9 2A1, 7.873%, (TSFR12M + 2.465%), 02/20/2036	197,532	0.0
1,668,216 (1)(2)	CHNGE Mortgage Trust 2022-1 A1, 3.007%, 01/25/2067	1,525,630	0.1
117,031 (1)(2)	CIM Trust 2019-INV1 A1, 4.000%, 02/25/2049	109,309	0.0
144,432 (1)(2)	CIM Trust 2019-INV2 A3, 4.000%, 05/25/2049	133,054	0.0
155,967 (1)(2)	CIM Trust 2019-INV3 A15, 3.500%, 08/25/2049	137,648	0.0
233,950 (1)(2)	CIM Trust 2019-INV3 A3, 3.500%, 08/25/2049	206,703	0.0
1,544,299 (1)(2)	CIM Trust 2019-J1 B3, 3.941%, 08/25/2049	1,376,581	0.1
2,908,678 (1)(2)	CIM Trust 2019-J2 B2, 3.768%, 10/25/2049	2,542,949	0.1
1,828,118 (1)(2)	CIM Trust 2019-J2 B3, 3.768%, 10/25/2049	1,575,138	0.1
1,190,089 (1)(2)	CIM Trust 2020-J2 B3, 2.758%, 01/25/2051	919,844	0.1
1,772,132 (1)(2)	CIM Trust 2021-J3 B3, 2.616%, 06/25/2051	1,330,033	0.1
359,735	Citicorp Mortgage Securities Trust Series 2006-3 1A4, 6.000%, 06/25/2036	315,655	0.0
68,655 (1)	Citigroup Mortgage Loan Trust 2006-AR2 1A1, 5.493%, 03/25/2036	52,254	0.0
30,902 (1)	Citigroup Mortgage Loan Trust 2006-AR9 2A, 5.366%, 11/25/2036	25,959	0.0
147,186 (1)(2)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	140,743	0.0
47,311 (1)	Citigroup Mortgage Loan Trust, Inc. 2005-4 A, 5.861%, 08/25/2035	46,241	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
190,297	Citigroup Mortgage Loan Trust, Inc. 2005-9 22A2, 6.000%, 11/25/2035	$187,946	0.0
723,727 (1)(2)	Connecticut Avenue Securities Trust 2019-R05 1B1, 9.535%, (SOFR30A + 4.214%), 07/25/2039	754,306	0.0
1,098,682 (1)(2)	Connecticut Avenue Securities Trust 2020-R02 2M2, 7.435%, (SOFR30A + 2.114%), 01/25/2040	1,110,777	0.1
1,700,000 (1)(2)	Connecticut Avenue Securities Trust 2020-SBT1 1M2, 9.085%, (SOFR30A + 3.764%), 02/25/2040	1,803,041	0.1
282,112	CSMC Mortgage-Backed Trust 2007-2 3A6, 5.400%, 03/25/2037	137,111	0.0
404,455 (1)(2)	CSMC Trust 2013-7 A11, 3.500%, 08/25/2043	364,306	0.0
261,631 (1)(2)	CSMC Trust 2017-HL1 A12, 3.500%, 06/25/2047	230,813	0.0
1,446,572 (1)(2)	CSMC Trust 2019-AFC1 A3, 3.877%, 07/25/2049	1,351,597	0.1
2,969,575 (1)(2)	CSMC Trust 2021-AFC1 M1, 2.193%, 03/25/2056	1,813,345	0.1
5,318,455 (2)	Deephaven Residential Mortgage Trust 2022-2 A1, 4.300%, 03/25/2067	5,092,408	0.3
359,218 (1)	Deutsche Alt-B Securities Mortgage Loan Trust Series 2007-AB1 A1, 5.744%, (TSFR1M + 0.414%), 04/25/2037	243,950	0.0
77,764 (1)(2)	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1 A1, 4.046%, 06/27/2037	66,677	0.0
841,551 (1)(2)	Ellington Financial Mortgage Trust 2022-2 A1, 4.299%, 04/25/2067	816,736	0.1
136,580 (1)(2)	Fannie Mae Connecticut Avenue Securities 2019-R01 2M2, 7.885%, (SOFR30A + 2.564%), 07/25/2031	136,931	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
909,734 (1)(2)	Fannie Mae Connecticut Avenue Securities 2020-R01 1M2, 7.485%, (SOFR30A + 2.164%), 01/25/2040	$922,146	0.1
3,540,000 (1)(2)	Fannie Mae Connecticut Avenue Securities 2020-R02 2B1, 8.435%, (SOFR30A + 3.114%), 01/25/2040	3,643,910	0.2
3,898,000 (1)(2)	Fannie Mae Connecticut Avenue Securities 2020-SBT1 2M2, 9.085%, (SOFR30A + 3.764%), 02/25/2040	4,134,268	0.2
750,000 (1)(2)	Fannie Mae Connecticut Avenue Securities 2022-R04 1B1, 10.570%, (SOFR30A + 5.250%), 03/25/2042	817,589	0.1
2,000,000 (1)(2)	Fannie Mae Connecticut Avenue Securities 2022-R05 2B2, 12.320%, (SOFR30A + 7.000%), 04/25/2042	2,183,385	0.1
6,000,000 (1)(2)	Fannie Mae Connecticut Avenue Securities 2023-R07 2M2, 8.571%, (SOFR30A + 3.250%), 09/25/2043	6,287,988	0.3
364,491 (3)	Fannie Mae Interest Strip 343 6, 5.000%, 10/25/2033	53,447	0.0
12,133,172 (3)	Fannie Mae Interest Strip 426 C38, 2.000%, 03/25/2052	1,573,591	0.1
20,053,075 (3)	Fannie Mae Interest Strip 427 C13, 3.500%, 03/25/2037	2,284,545	0.1
15,892,926 (3)	Fannie Mae Interest Strip 427 C18, 3.500%, 03/25/2039	2,307,228	0.1
29,264,638 (3)	Fannie Mae Interest Strip 427 C38, 3.000%, 04/25/2049	5,381,946	0.3
71,208 (1)(3)	Fannie Mae REMIC Trust 2000-26 SP, 3.065%, (-1.000*SOFR30A + 8.386%), 08/25/2030	4,315	0.0
70,023 (1)(3)	Fannie Mae REMIC Trust 2002-13 SR, 1.165%, (-1.000*SOFR30A + 6.486%), 03/25/2032	2,465	0.0
952,588 (1)(3)	Fannie Mae REMIC Trust 2004-53 UC, 2.115%, (-1.000*SOFR30A + 7.436%), 07/25/2034	102,543	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
73,846 (1)(3)	Fannie Mae REMIC Trust 2004-64 SW, 1.615%, (-1.000*SOFR30A + 6.936%), 08/25/2034	$4,728	0.0
57,091 (1)(3)	Fannie Mae REMIC Trust 2004-66 SE, 1.065%, (-1.000*SOFR30A + 6.386%), 09/25/2034	2,950	0.0
529,143 (1)(3)	Fannie Mae REMIC Trust 2005-59 NS, 1.315%, (-1.000*SOFR30A + 6.636%), 05/25/2035	12,791	0.0
258,231 (1)	Fannie Mae REMIC Trust 2006-11 FA, 5.735%, (SOFR30A + 0.414%), 03/25/2036	256,000	0.0
93,067 (1)	Fannie Mae REMIC Trust 2006-46 SP, 4.272%, (-1.000*SOFR30A + 23.780%), 06/25/2036	104,847	0.0
318,483 (1)(3)	Fannie Mae REMIC Trust 2007-18 BS, 1.165%, (-1.000*SOFR30A + 6.486%), 06/25/2035	24,215	0.0
2,877,878 (1)(3)	Fannie Mae REMIC Trust 2007-22 SD, 0.965%, (-1.000*SOFR30A + 6.286%), 03/25/2037	243,776	0.0
1,532,264 (1)(3)	Fannie Mae REMIC Trust 2007-55 S, 1.325%, (-1.000*SOFR30A + 6.646%), 06/25/2037	128,089	0.0
1,301,519 (1)(3)	Fannie Mae REMIC Trust 2008-94 SI, 0.065%, (-1.000*SOFR30A + 5.386%), 04/25/2036	75,925	0.0
191,800 (1)(3)	Fannie Mae REMIC Trust 2009-25 SN, 1.115%, (-1.000*SOFR30A + 6.436%), 04/25/2039	9,358	0.0
791,183 (1)(3)	Fannie Mae REMIC Trust 2009-70 PS, 1.315%, (-1.000*SOFR30A + 6.636%), 01/25/2037	73,059	0.0
129,516 (1)	Fannie Mae REMIC Trust 2010-15 FD, 6.175%, (SOFR30A + 0.854%), 03/25/2040	129,920	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
337,239 (1)	Fannie Mae REMIC Trust 2011-47 GF, 6.005%, (SOFR30A + 0.684%), 06/25/2041	$335,646	0.0
41,762 (1)	Fannie Mae REMIC Trust 2012-10 UF, 5.985%, (SOFR30A + 0.664%), 02/25/2042	41,353	0.0
5,486,034 (3)	Fannie Mae REMIC Trust 2012-111 UI, 3.000%, 10/25/2027	185,589	0.0
462,391 (3)	Fannie Mae REMIC Trust 2012-121 DI, 2.500%, 11/25/2027	13,275	0.0
4,511,354 (3)	Fannie Mae REMIC Trust 2012-128 KI, 3.000%, 11/25/2027	161,371	0.0
6,411,078 (1)(3)	Fannie Mae REMIC Trust 2012-133 NS, 0.715%, (-1.000*SOFR30A + 6.036%), 12/25/2042	617,677	0.0
1,032,794 (3)	Fannie Mae REMIC Trust 2012-148 IB, 3.500%, 01/25/2028	38,705	0.0
3,619,808 (1)(3)	Fannie Mae REMIC Trust 2012-150 PS, 0.715%, (-1.000*SOFR30A + 6.036%), 01/25/2043	322,857	0.0
7,943,769 (1)(3)	Fannie Mae REMIC Trust 2012-66 IB, 0.050%, (-1.000*SOFR30A + 5.936%), 06/25/2042	17,885	0.0
136,657 (1)(3)	Fannie Mae REMIC Trust 2012-84 KI, 6.000%, (SOFR30A + 6.000%), 08/25/2042	26,700	0.0
236,208 (3)	Fannie Mae REMIC Trust 2012-93 IL, 3.000%, 09/25/2027	7,250	0.0
4,835,562 (3)	Fannie Mae REMIC Trust 2013-1 LI, 2.500%, 02/25/2028	153,508	0.0
107,648 (1)(3)	Fannie Mae REMIC Trust 2013-116 SC, 0.765%, (-1.000*SOFR30A + 6.086%), 04/25/2033	834	0.0
1,361,653 (3)	Fannie Mae REMIC Trust 2013-137 PI, 5.000%, 10/25/2041	265,085	0.0
5,968,859 (1)(3)	Fannie Mae REMIC Trust 2013-19 JS, 0.765%, (-1.000*SOFR30A + 6.086%), 10/25/2041	247,012	0.0
1,098,027 (3)	Fannie Mae REMIC Trust 2013-2 NI, 4.000%, 02/25/2043	153,699	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,920,405 (3)	Fannie Mae REMIC Trust 2013-21 KI, 3.000%, 03/25/2028	$63,492	0.0
3,411,473 (3)	Fannie Mae REMIC Trust 2013-32 EI, 2.500%, 04/25/2033	235,001	0.0
759,569 (3)	Fannie Mae REMIC Trust 2013-41 BI, 3.000%, 05/25/2028	29,287	0.0
1,477,475 (3)	Fannie Mae REMIC Trust 2013-67 AI, 3.000%, 07/25/2028	48,330	0.0
1,030,187 (3)	Fannie Mae REMIC Trust 2013-69 PI, 3.000%, 04/25/2033	60,867	0.0
2,610,797 (1)(3)	Fannie Mae REMIC Trust 2013-97 JS, 0.715%, (-1.000*SOFR30A + 6.036%), 04/25/2038	164,573	0.0
7,293,897 (3)	Fannie Mae REMIC Trust 2015-40 AI, 6.000%, 05/25/2037	1,319,696	0.1
5,219,506 (1)(3)	Fannie Mae REMIC Trust 2016-19 SB, 0.665%, (-1.000*SOFR30A + 5.986%), 04/25/2046	315,071	0.0
1,728,370 (3)	Fannie Mae REMIC Trust 2016-4 BI, 4.000%, 02/25/2046	312,263	0.0
1,179,176 (3)	Fannie Mae REMIC Trust 2016-61 PI, 4.500%, 01/25/2046	197,175	0.0
12,393,493 (1)(3)	Fannie Mae REMIC Trust 2017-16 SG, 0.615%, (-1.000*SOFR30A + 5.936%), 03/25/2047	1,238,897	0.1
24,364,391 (1)(3)	Fannie Mae REMIC Trust 2018-86 US, 0.765%, (-1.000*SOFR30A + 6.086%), 12/25/2048	1,580,918	0.1
8,431,457 (3)	Fannie Mae REMIC Trust 2019-15 AI, 4.000%, 04/25/2059	1,810,333	0.1
12,259,160 (1)(3)	Fannie Mae REMIC Trust 2019-17 SA, 0.665%, (-1.000*SOFR30A + 5.986%), 04/25/2049	815,745	0.1
10,786,495 (1)(3)	Fannie Mae REMIC Trust 2019-8 SB, 0.665%, (-1.000*SOFR30A + 5.986%), 03/25/2049	725,778	0.0
12,027,406 (3)	Fannie Mae REMIC Trust 2020-47 PI, 4.000%, 07/25/2050	2,539,760	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
12,860,987 (1)(3)	Fannie Mae REMIC Trust 2020-47 SH, 0.665%, (-1.000*SOFR30A + 5.986%), 07/25/2050	$1,370,432	0.1
18,336,283 (1)(3)	Fannie Mae REMIC Trust 2020-49 SB, 0.665%, (-1.000*SOFR30A + 5.986%), 07/25/2050	2,520,991	0.1
13,576,000 (3)	Fannie Mae REMIC Trust 2020-52 AI, 4.000%, 08/25/2050	2,250,880	0.1
37,872,612 (3)	Fannie Mae REMIC Trust 2020-64 IO, 3.000%, 09/25/2050	7,245,334	0.4
20,026,163 (3)	Fannie Mae REMIC Trust 2020-65 CI, 4.000%, 09/25/2050	3,622,979	0.2
20,491,893 (3)	Fannie Mae REMIC Trust 2020-67 JI, 4.000%, 09/25/2050	4,221,129	0.2
25,930,033 (3)	Fannie Mae REMIC Trust 2020-94 MI, 4.500%, 04/25/2050	5,828,288	0.3
9,234,791 (3)	Fannie Mae REMIC Trust 2021-18 AI, 3.500%, 05/25/2050	1,724,646	0.1
15,535,527 (3)	Fannie Mae REMIC Trust 2021-18 IY, 4.500%, 08/25/2049	3,981,658	0.2
18,216,803 (3)	Fannie Mae REMIC Trust 2021-2 PI, 2.000%, 02/25/2051	1,949,905	0.1
19,139,227 (3)	Fannie Mae REMIC Trust 2021-23 JI, 3.000%, 04/25/2051	3,178,683	0.2
19,430,880 (3)	Fannie Mae REMIC Trust 2021-28 GI, 4.000%, 05/25/2051	4,016,635	0.2
36,280,878 (3)	Fannie Mae REMIC Trust 2021-65 KI, 3.500%, 10/25/2051	6,271,208	0.3
19,042,626 (3)	Fannie Mae REMIC Trust 2021-74 AI, 3.000%, 11/25/2051	3,155,306	0.2
63,099	First Horizon Alternative Mortgage Securities Trust 2006-FA8 1A7, 6.000%, 02/25/2037	25,508	0.0
151,777 (1)(2)	Flagstar Mortgage Trust 2017-2 A7, 3.500%, 10/25/2047	134,968	0.0
584,057 (1)(2)	Flagstar Mortgage Trust 2018-1 B3, 3.939%, 03/25/2048	518,650	0.0
697,194 (1)(2)	Flagstar Mortgage Trust 2018-3INV A3, 4.000%, 05/25/2048	634,717	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,447,067 (1)(2)	Flagstar Mortgage Trust 2018-4 B3, 4.162%, 07/25/2048	$3,094,272	0.2
875,442 (1)(2)	Flagstar Mortgage Trust 2018-5 B3, 4.454%, 09/25/2048	783,160	0.1
219,056 (1)(2)	Flagstar Mortgage Trust 2018-6RR 1A7, 4.000%, 10/25/2048	200,567	0.0
3,300,391 (1)(2)	Flagstar Mortgage Trust 2018-6RR B1, 4.938%, 10/25/2048	3,130,927	0.2
1,359,877 (1)(2)	Flagstar Mortgage Trust 2019-2 B1, 4.007%, 12/25/2049	1,198,095	0.1
1,903,828 (1)(2)	Flagstar Mortgage Trust 2019-2 B2, 4.007%, 12/25/2049	1,669,979	0.1
3,228,409 (1)(2)	Flagstar Mortgage Trust 2020-1INV B2A, 4.204%, 03/25/2050	2,870,376	0.2
2,767,208 (1)(2)	Flagstar Mortgage Trust 2020-1INV B3, 4.204%, 03/25/2050	2,435,488	0.1
3,550,253 (1)(2)	Flagstar Mortgage Trust 2021-2 B3, 2.782%, 04/25/2051	2,860,958	0.2
1,037 (1)(3)	Freddie Mac REMIC Trust 2266 S, 3.117%, (-1.000*SOFR30A + 8.436%), 11/15/2030	31	0.0
86,187 (1)(3)	Freddie Mac REMIC Trust 2374 S, 2.667%, (-1.000*SOFR30A + 7.986%), 06/15/2031	7,078	0.0
44,483 (1)(3)	Freddie Mac REMIC Trust 2417 SY, 2.967%, (-1.000*SOFR30A + 8.286%), 12/15/2031	4,648	0.0
184,163 (1)(3)	Freddie Mac REMIC Trust 2525 SM, 2.567%, (-1.000*SOFR30A + 7.886%), 02/15/2032	17,772	0.0
85,758 (1)(3)	Freddie Mac REMIC Trust 2577 SA, 2.017%, (-1.000*SOFR30A + 7.336%), 02/15/2033	7,685	0.0
919,114 (1)(3)	Freddie Mac REMIC Trust 2781 SB, 1.717%, (-1.000*SOFR30A + 7.036%), 04/15/2034	77,313	0.0
188,635 (1)	Freddie Mac REMIC Trust 2921 PF, 5.783%, (SOFR30A + 0.464%), 01/15/2035	186,727	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
164,199 (1)(3)	Freddie Mac REMIC Trust 2981 CS, 1.287%, (-1.000*SOFR30A + 6.606%), 05/15/2035	$9,497	0.0
80,838 (1)(3)	Freddie Mac REMIC Trust 2981 SU, 2.367%, (-1.000*SOFR30A + 7.686%), 05/15/2030	5,103	0.0
236,955 (1)(3)	Freddie Mac REMIC Trust 2989 HS, 1.717%, (-1.000*SOFR30A + 7.036%), 08/15/2034	33,190	0.0
93,713 (1)(3)	Freddie Mac REMIC Trust 3018 SM, 1.767%, (-1.000*SOFR30A + 7.086%), 08/15/2035	9,645	0.0
112,258 (1)	Freddie Mac REMIC Trust 3031 BP, 8.000%, (-1.000*SOFR30A + 44.205%), 08/15/2035	112,881	0.0
310,806 (1)(3)	Freddie Mac REMIC Trust 3049 PI, 1.217%, (-1.000*SOFR30A + 6.536%), 10/15/2035	26,856	0.0
2,304,139 (1)(3)	Freddie Mac REMIC Trust 3128 JI, 1.197%, (-1.000*SOFR30A + 6.516%), 03/15/2036	200,237	0.0
42,151 (4)	Freddie Mac REMIC Trust 3151 PO, 0.000%, 05/15/2036	34,308	0.0
1,078,836 (1)(3)	Freddie Mac REMIC Trust 3222 SN, 1.167%, (-1.000*SOFR30A + 6.486%), 09/15/2036	86,423	0.0
1,080,390 (1)(3)	Freddie Mac REMIC Trust 3298 S, 0.677%, (-1.000*SOFR30A + 5.996%), 04/15/2037	75,909	0.0
358,831 (1)(3)	Freddie Mac REMIC Trust 3523 SA, 0.567%, (-1.000*SOFR30A + 5.886%), 09/15/2036	22,347	0.0
334,962 (1)(3)	Freddie Mac REMIC Trust 3582 MS, 0.717%, (-1.000*SOFR30A + 6.036%), 10/15/2039	25,497	0.0
130,277 (1)(3)	Freddie Mac REMIC Trust 3624 TS, 0.116%, (-1.000*SOFR30A + 4.686%), 01/15/2040	3,296	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
452,948 (3)	Freddie Mac REMIC Trust 3688 BI, 5.000%, 07/15/2040	$68,480	0.0
302,618 (1)	Freddie Mac REMIC Trust 3740 FB, 5.933%, (SOFR30A + 0.614%), 10/15/2040	298,803	0.0
1,364,402 (3)	Freddie Mac REMIC Trust 4097 IC, 2.500%, 08/15/2027	37,480	0.0
659,506 (3)	Freddie Mac REMIC Trust 4116 IL, 4.500%, 05/15/2042	70,208	0.0
4,784,116 (3)	Freddie Mac REMIC Trust 4120 TI, 2.500%, 10/15/2027	141,669	0.0
639,314 (3)	Freddie Mac REMIC Trust 4136 QI, 3.000%, 11/15/2032	29,114	0.0
451,230 (3)	Freddie Mac REMIC Trust 4143 IK, 4.000%, 10/15/2041	29,711	0.0
10,688,301 (1)(3)	Freddie Mac REMIC Trust 4146 SA, 0.717%, (-1.000*SOFR30A + 6.036%), 12/15/2042	1,051,818	0.1
265,962 (3)	Freddie Mac REMIC Trust 4153 YI, 3.000%, 09/15/2042	5,246	0.0
1,534,948 (3)	Freddie Mac REMIC Trust 4157 IH, 3.500%, 01/15/2043	232,935	0.0
637,592 (3)	Freddie Mac REMIC Trust 4162 DI, 2.000%, 02/15/2028	15,224	0.0
2,333,135 (3)	Freddie Mac REMIC Trust 4182 IL, 3.000%, 03/15/2028	92,605	0.0
1,796,494 (3)	Freddie Mac REMIC Trust 4186 IA, 3.000%, 03/15/2033	147,359	0.0
67,814 (3)	Freddie Mac REMIC Trust 4261 ID, 6.500%, 06/15/2032	3,618	0.0
20,577,842 (1)(3)	Freddie Mac REMIC Trust 4273 PS, 0.667%, (-1.000*SOFR30A + 5.986%), 11/15/2043	1,459,518	0.1
331,574 (3)	Freddie Mac REMIC Trust 4287 CI, 4.500%, 07/15/2041	33,477	0.0
1,482,181 (3)	Freddie Mac REMIC Trust 4290 EI, 5.000%, 12/15/2043	273,016	0.0
66,377 (3)	Freddie Mac REMIC Trust 4333 AI, 5.500%, 02/15/2044	10,533	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,454,790 (3)	Freddie Mac REMIC Trust 4494 LI, 5.000%, 12/15/2043	$141,117	0.0
5,730,054 (1)(3)	Freddie Mac REMIC Trust 4618 SA, 0.567%, (-1.000*SOFR30A + 5.886%), 09/15/2046	561,401	0.0
1,424,850 (3)	Freddie Mac REMIC Trust 4625 BI, 3.500%, 06/15/2046	238,259	0.0
1,526,313 (3)	Freddie Mac REMIC Trust 4708 KI, 4.500%, 11/15/2046	229,462	0.0
10,592,002 (3)	Freddie Mac REMIC Trust 4813 IO, 5.500%, 08/15/2048	2,085,346	0.1
18,912,735 (1)(3)	Freddie Mac REMIC Trust 4903 NS, 0.665%, (-1.000*SOFR30A + 5.986%), 08/25/2049	1,753,042	0.1
10,596,741 (1)(3)	Freddie Mac REMIC Trust 4909 SJ, 0.615%, (-1.000*SOFR30A + 5.936%), 09/25/2049	1,260,842	0.1
4,186,640 (1)(3)	Freddie Mac REMIC Trust 4910 SD, 0.617%, (-1.000*SOFR30A + 5.936%), 06/15/2049	480,270	0.0
13,367,638 (1)(3)	Freddie Mac REMIC Trust 4910 SH, 0.615%, (-1.000*SOFR30A + 5.936%), 09/25/2049	1,609,899	0.1
17,726,571 (1)(3)	Freddie Mac REMIC Trust 4924 SY, 0.615%, (-1.000*SOFR30A + 5.936%), 10/25/2049	2,189,162	0.1
12,298,546 (3)	Freddie Mac REMIC Trust 4967 IQ, 4.000%, 02/25/2050	2,577,545	0.1
32,712,047 (3)	Freddie Mac REMIC Trust 4974 I, 4.000%, 04/25/2050	6,788,891	0.4
20,553,249 (1)(3)	Freddie Mac REMIC Trust 5009 TS, 0.765%, (-1.000*SOFR30A + 6.086%), 09/25/2050	2,283,238	0.1
30,058,710 (3)	Freddie Mac REMIC Trust 5010 MI, 3.000%, 09/25/2050	4,455,768	0.2
18,024,209 (3)	Freddie Mac REMIC Trust 5036 CI, 4.000%, 12/25/2049	3,771,279	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
25,714,585 (3)	Freddie Mac REMIC Trust 5049 UI, 3.000%, 12/25/2050	$4,848,061	0.3
9,600,267 (3)	Freddie Mac REMIC Trust 5052 BI, 5.000%, 12/25/2050	2,240,224	0.1
13,232,820 (3)	Freddie Mac REMIC Trust 5074 GI, 2.000%, 02/25/2051	1,499,454	0.1
22,219,694 (3)	Freddie Mac REMIC Trust 5081 CI, 2.000%, 03/25/2051	2,540,409	0.1
41,076,011 (3)	Freddie Mac REMIC Trust 5083 IP, 4.000%, 11/25/2048	8,598,248	0.5
14,772,525 (3)	Freddie Mac REMIC Trust 5133 CI, 4.500%, 07/25/2039	2,574,158	0.1
16,185,381 (3)	Freddie Mac REMIC Trust 5138 CI, 4.000%, 07/25/2050	3,396,625	0.2
10,295,388 (3)	Freddie Mac REMIC Trust 5142 LI, 2.500%, 09/25/2051	1,704,517	0.1
5,339,362 (3)	Freddie Mac REMIC Trust 5152 GI, 4.500%, 06/25/2048	1,198,404	0.1
19,943,285 (3)	Freddie Mac REMIC Trust 5214 IO, 2.000%, 03/25/2051	2,564,298	0.1
8,693,194 (3)	Freddie Mac REMIC Trust 5261 IC, 4.000%, 01/25/2050	1,665,769	0.1
5,100,000 (1)(2)	Freddie Mac STACR REMIC Trust 2021-DNA6 B1, 8.720%, (SOFR30A + 3.400%), 10/25/2041	5,285,639	0.3
6,100,000 (1)(2)	Freddie Mac STACR REMIC Trust 2021-HQA4 B1, 9.070%, (SOFR30A + 3.750%), 12/25/2041	6,293,687	0.3
5,000,000 (1)(2)	Freddie Mac STACR REMIC Trust 2021-HQA4 M2, 7.670%, (SOFR30A + 2.350%), 12/25/2041	5,037,227	0.3
2,800,000 (1)(2)	Freddie Mac STACR REMIC Trust 2022-DNA1 B1, 8.720%, (SOFR30A + 3.400%), 01/25/2042	2,895,693	0.2
3,000,000 (1)(2)	Freddie Mac STACR REMIC Trust 2022-DNA1 M2, 7.820%, (SOFR30A + 2.500%), 01/25/2042	3,055,916	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,500,000 (1)(2)	Freddie Mac STACR REMIC Trust 2022-DNA2 B1, 10.070%, (SOFR30A + 4.750%), 02/25/2042	$2,666,974	0.2
3,400,000 (1)(2)	Freddie Mac STACR REMIC Trust 2022-DNA3 M2, 9.670%, (SOFR30A + 4.350%), 04/25/2042	3,649,727	0.2
1,000,000 (1)(2)	Freddie Mac STACR REMIC Trust 2022-DNA6 M2, 11.070%, (SOFR30A + 5.750%), 09/25/2042	1,126,517	0.1
2,500,000 (1)(2)	Freddie Mac STACR REMIC Trust 2023-HQA3 M2, 8.670%, (SOFR30A + 3.350%), 11/25/2043	2,621,800	0.1
609,237 (3)	Freddie Mac Strips 224 IO, 6.000%, 03/01/2033	98,130	0.0
310,438 (1)(3)	Freddie Mac Strips 237 S23, 1.667%, (-1.000*SOFR30A + 6.986%), 05/15/2036	33,855	0.0
379,388 (3)	Freddie Mac Strips 260 33, 4.000%, 05/15/2039	58,858	0.0
577,412 (3)	Freddie Mac Strips 287 IO, 3.000%, 10/15/2027	18,479	0.0
191,611 (1)(3)	Freddie Mac Strips 324 144, 6.000%, 06/15/2039	37,667	0.0
9,125,588 (3)	Freddie Mac Strips 390 C3, 3.500%, 11/15/2037	1,131,190	0.1
1,544,577 (1)(2)	Galton Funding Mortgage Trust 2018-2 B2, 4.750%, 10/25/2058	1,454,943	0.1
2,305,336 (1)(2)	Galton Funding Mortgage Trust 2019-1 B1, 4.250%, 02/25/2059	2,131,857	0.1
1,848,487 (1)(2)	Galton Funding Mortgage Trust 2019-1 B2, 4.500%, 02/25/2059	1,727,816	0.1
2,854,848 (1)(3)	Ginnie Mae 2007-59 SC, 1.057%, (-1.000*TSFR1M + 6.386%), 07/20/2037	269,536	0.0
268,300 (1)(3)	Ginnie Mae 2008-40 SA, 0.959%, (-1.000*TSFR1M + 6.286%), 05/16/2038	11,327	0.0
381,255 (3)	Ginnie Mae 2010-143 JI, 4.000%, 08/16/2039	16,664	0.0
664,077 (3)	Ginnie Mae 2010-4 IP, 5.000%, 01/16/2039	41,683	0.0
416,983 (1)(3)	Ginnie Mae 2010-4 SL, 0.959%, (-1.000*TSFR1M + 6.286%), 01/16/2040	38,603	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
7,609 (1)(3)	Ginnie Mae 2010-98 QS, 1.157%, (-1.000*TSFR1M + 6.486%), 01/20/2040	$26	0.0
1,179,230 (1)(3)	Ginnie Mae 2011-101 BI, 0.650%, (-1.000*TSFR1M + 6.536%), 11/20/2037	27,183	0.0
94,435 (1)(3)	Ginnie Mae 2011-101 EI, 3.849%, (-1.000*TSFR1M + 106.946%), 10/16/2039	21,142	0.0
967,494 (3)	Ginnie Mae 2011-124 KI, 4.000%, 08/20/2039	42,016	0.0
3,272,939 (1)(3)	Ginnie Mae 2011-25 AS, 0.617%, (-1.000*TSFR1M + 5.946%), 02/20/2041	207,713	0.0
863,189 (3)	Ginnie Mae 2012-148 IP, 3.500%, 04/20/2041	24,283	0.0
12,553 (3)	Ginnie Mae 2012-149 BI, 3.500%, 10/20/2041	1,112	0.0
1,326,303 (3)	Ginnie Mae 2012-39 PI, 4.000%, 03/16/2042	124,455	0.0
2,486,047 (1)(3)	Ginnie Mae 2013-103 DS, 0.707%, (-1.000*TSFR1M + 6.036%), 07/20/2043	210,063	0.0
15,303,542 (1)(3)	Ginnie Mae 2013-130 SB, 0.016%, (-1.000*TSFR1M + 4.936%), 09/16/2043	427,356	0.0
4,479,660 (1)(3)	Ginnie Mae 2013-134 DS, 0.657%, (-1.000*TSFR1M + 5.986%), 09/20/2043	350,820	0.0
139,191 (3)	Ginnie Mae 2013-44 LI, 4.500%, 01/16/2043	15,789	0.0
533,879 (3)	Ginnie Mae 2013-81 IO, 4.500%, 01/16/2040	35,389	0.0
6,621,758 (1)(3)	Ginnie Mae 2014-58 SM, 0.659%, (-1.000*TSFR1M + 5.986%), 04/16/2044	573,781	0.0
1,565,619 (3)	Ginnie Mae 2014-84 PI, 4.500%, 04/20/2043	171,405	0.0
1,464,315 (3)	Ginnie Mae 2015-132 BI, 4.000%, 11/20/2044	184,100	0.0
2,341,404 (1)(3)	Ginnie Mae 2015-69 IL, 0.200%, (-1.000*TSFR1M + 6.586%), 07/20/2034	16,874	0.0
157,218 (3)	Ginnie Mae 2015-94 IU, 4.000%, 08/20/2044	21,608	0.0
5,251,895 (1)(3)	Ginnie Mae 2016-66 ES, 0.607%, (-1.000*TSFR1M + 5.936%), 05/20/2046	490,051	0.0
326,329 (3)	Ginnie Mae 2016-8 PI, 4.000%, 10/20/2044	39,216	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,759,320 (1)(3)	Ginnie Mae 2018-153 SQ, 0.757%, (-1.000*TSFR1M + 6.086%), 11/20/2048	$347,003	0.0
11,390,795 (1)(3)	Ginnie Mae 2018-93 SJ, 0.757%, (-1.000*TSFR1M + 6.086%), 07/20/2048	927,093	0.1
137,676 (3)	Ginnie Mae 2019-111 TI, 5.000%, 09/20/2049	23,750	0.0
79,254 (3)	Ginnie Mae 2019-86 GI, 6.500%, 07/20/2049	14,358	0.0
326,213 (3)	Ginnie Mae 2019-86 HI, 5.500%, 07/20/2049	66,376	0.0
10,187,633 (1)(3)	Ginnie Mae 2019-89 SC, 0.657%, (-1.000*TSFR1M + 5.986%), 07/20/2049	1,064,476	0.1
20,372,503 (3)	Ginnie Mae 2020-7 EI, 3.500%, 01/20/2050	3,662,809	0.2
22,453,338 (3)	Ginnie Mae 2021-152 ID, 3.000%, 08/20/2051	3,449,084	0.2
39,724,407 (3)	Ginnie Mae 2021-194 IK, 3.000%, 11/20/2051	6,420,775	0.4
20,610,957 (3)	Ginnie Mae 2023-24 ID, 3.500%, 06/20/2050	3,654,937	0.2
238,881 (1)(2)	GS Mortage-Backed Securities Trust 2020-PJ1 A1, 3.500%, 05/25/2050	210,828	0.0
379,400 (1)(2)	GS Mortage-Backed Securities Trust 2020-PJ1 A4, 3.500%, 05/25/2050	334,462	0.0
955,573 (1)(2)	GS Mortage-Backed Securities Trust 2020-PJ1 A8, 3.500%, 05/25/2050	840,712	0.1
2,226,242 (1)(2)	GS Mortage-Backed Securities Trust 2020-PJ1 B2, 3.630%, 05/25/2050	1,893,275	0.1
3,514,382 (1)(2)	GS Mortage-Backed Securities Trust 2020-PJ1 B3, 3.630%, 05/25/2050	2,953,069	0.2
1,479,646 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ1 B3, 4.043%, 08/25/2049	1,253,494	0.1
64,814 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	60,038	0.0
3,580,849 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 B2, 4.375%, 11/25/2049	3,284,838	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,703,826 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 B3, 4.375%, 11/25/2049	$3,325,378	0.2
436,705 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 B1, 3.948%, 03/25/2050	392,721	0.0
445,419 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 B2, 3.948%, 03/25/2050	399,348	0.0
1,718,281 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2020-PJ3 B4, 3.423%, 10/25/2050	1,326,182	0.1
1,619,853 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2021-PJ3 B3, 2.648%, 08/25/2051	1,226,657	0.1
3,702,933 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2021-PJ4 B3, 2.614%, 09/25/2051	2,873,209	0.2
4,790,736 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2021-PJ5 B3, 2.585%, 10/25/2051	3,676,088	0.2
947,633 (1)(2)	GS Mortgage-Backed Securities Trust 2021-GR3 B3, 3.382%, 04/25/2052	757,279	0.0
950,051 (1)(2)	GS Mortgage-Backed Securities Trust 2021-GR3 B4, 3.382%, 04/25/2052	742,738	0.0
2,395,874 (2)	GS Mortgage-Backed Securities Trust 2021-PJ9 A4, 2.500%, 02/26/2052	1,910,194	0.1
2,301,997 (2)	GS Mortgage-Backed Securities Trust 2022-NQM1 A4, 4.000%, 05/25/2062	2,092,957	0.1
2,985,406 (1)(2)	GS Mortgage-Backed Securities Trust 2023-PJ6 B2, 6.963%, 04/25/2054	3,038,780	0.2
997,747 (1)(2)	GS Mortgage-Backed Securities Trust 2024-PJ1 B2, 7.303%, 06/25/2054	1,059,122	0.1
307,595 (1)	HarborView Mortgage Loan Trust 2007-5 A1A, 5.821%, (TSFR1M + 0.494%), 09/19/2037	256,723	0.0
765 (1)	HomeBanc Mortgage Trust 2004-1 2A, 6.304%, (TSFR1M + 0.974%), 08/25/2029	734	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,600,000 (1)(2)	Imperial Fund Mortgage Trust 2021-NQM4 M1, 3.446%, 01/25/2057	$1,882,011	0.1
50,327 (1)	IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 5.864%, (TSFR1M + 0.534%), 04/25/2046	41,326	0.0
61,775 (1)(2)	J.P. Morgan Mortgage Trust 2019-2 A3, 4.000%, 08/25/2049	57,972	0.0
1,019,590 (1)(2)	J.P. Morgan Mortgage Trust 2019-2 B1, 4.455%, 08/25/2049	935,652	0.1
2,470,372 (1)(2)	J.P. Morgan Mortgage Trust 2019-2 B2, 4.455%, 08/25/2049	2,257,098	0.1
1,207,087 (1)(2)	J.P. Morgan Mortgage Trust 2019-LTV1 B2, 4.576%, 06/25/2049	1,129,480	0.1
2,372,524 (1)(2)	J.P. Morgan Mortgage Trust 2021-14 B4, 3.155%, 05/25/2052	1,841,729	0.1
906,072 (1)(2)	J.P. Morgan Mortgage Trust 2022-5 A9, 2.800%, 09/25/2052	730,218	0.0
976,926 (1)(2)	J.P. Morgan Mortgage Trust 2024-1 A9, 6.000%, 06/25/2054	961,647	0.1
1,324,154 (1)	JP Morgan Mortgage Trust 2005-A4 B1, 5.086%, 07/25/2035	1,213,053	0.1
70,450	JP Morgan Mortgage Trust 2005-S3 1A10, 6.000%, 01/25/2036	33,295	0.0
144,912	JP Morgan Mortgage Trust 2006-S2 1A18, 6.000%, 07/25/2036	71,536	0.0
379,122	JP Morgan Mortgage Trust 2006-S3 1A30, 6.500%, 08/25/2036	123,619	0.0
784,352 (1)(2)	JP Morgan Mortgage Trust 2014-5 B3, 2.739%, 10/25/2029	696,205	0.0
430,837 (1)(2)	JP Morgan Mortgage Trust 2016-1 B3, 3.796%, 05/25/2046	389,708	0.0
2,095,000 (1)(2)	JP Morgan Mortgage Trust 2016-1 B4, 3.796%, 05/25/2046	1,583,421	0.1
343,208 (1)(2)	JP Morgan Mortgage Trust 2016-4 A13, 3.500%, 10/25/2046	305,605	0.0
771,416 (1)(2)	JP Morgan Mortgage Trust 2017-1 B4, 3.452%, 01/25/2047	660,207	0.0
1,248,335 (1)(2)	JP Morgan Mortgage Trust 2017-3 B1, 3.764%, 08/25/2047	1,134,257	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,685,838 (1)(2)	JP Morgan Mortgage Trust 2017-5 B1, 4.257%, 10/26/2048	$1,627,853	0.1
502,263 (1)(2)	JP Morgan Mortgage Trust 2017-6 B3, 3.777%, 12/25/2048	442,294	0.0
1,418,162 (1)(2)	JP Morgan Mortgage Trust 2017-6 B4, 3.777%, 12/25/2048	1,229,795	0.1
981,174 (1)(2)	JP Morgan Mortgage Trust 2017-6 B5, 3.777%, 12/25/2048	733,594	0.0
2,069,233 (1)(2)	JP Morgan Mortgage Trust 2018-1 B2, 3.609%, 06/25/2048	1,824,094	0.1
2,122,414 (1)(2)	JP Morgan Mortgage Trust 2018-3 B3, 3.709%, 09/25/2048	1,853,737	0.1
427,312 (1)(2)	JP Morgan Mortgage Trust 2018-4 B2, 3.711%, 10/25/2048	377,112	0.0
1,722,093 (1)(2)	JP Morgan Mortgage Trust 2018-5 A13, 3.500%, 10/25/2048	1,490,922	0.1
98,388 (1)(2)	JP Morgan Mortgage Trust 2018-6 1A10, 3.500%, 12/25/2048	86,702	0.0
148,027 (1)(2)	JP Morgan Mortgage Trust 2018-8 A3, 4.000%, 01/25/2049	135,465	0.0
3,492,918 (1)(2)	JP Morgan Mortgage Trust 2018-8 B2, 4.027%, 01/25/2049	3,127,916	0.2
892,504 (1)(2)	JP Morgan Mortgage Trust 2018-9 B2, 4.251%, 02/25/2049	808,536	0.1
1,763,961 (1)(2)	JP Morgan Mortgage Trust 2018-9 B3, 4.251%, 02/25/2049	1,570,395	0.1
162,637 (1)(2)	JP Morgan Mortgage Trust 2019-1 A3, 4.000%, 05/25/2049	151,818	0.0
375,745 (1)(2)	JP Morgan Mortgage Trust 2019-5 A3, 4.000%, 11/25/2049	346,769	0.0
2,704,832 (1)(2)	JP Morgan Mortgage Trust 2019-5 B1, 4.454%, 11/25/2049	2,519,490	0.1
96,530 (1)(2)	JP Morgan Mortgage Trust 2019-6 A3, 3.500%, 12/25/2049	86,197	0.0
893,441 (1)(2)	JP Morgan Mortgage Trust 2019-7 B3A, 3.240%, 02/25/2050	754,068	0.0
407,129 (1)(2)	JP Morgan Mortgage Trust 2019-8 A15, 3.500%, 03/25/2050	359,675	0.0
910,079 (1)(2)	JP Morgan Mortgage Trust 2019-8 B3A, 3.424%, 03/25/2050	759,155	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,613,695 (1)(2)	JP Morgan Mortgage Trust 2019-INV1 B2, 4.943%, 10/25/2049	$3,421,711	0.2
239,820 (1)(2)	JP Morgan Mortgage Trust 2019-INV2 A15, 3.500%, 02/25/2050	215,172	0.0
3,866,721 (1)(2)	JP Morgan Mortgage Trust 2019-INV3 B3, 4.355%, 05/25/2050	3,373,482	0.2
1,732,332 (1)(2)	JP Morgan Mortgage Trust 2019-LTV2 B2, 4.697%, 12/25/2049	1,628,327	0.1
1,756,039 (1)(2)	JP Morgan Mortgage Trust 2019-LTV2 B3, 4.697%, 12/25/2049	1,640,214	0.1
2,582,681 (1)(2)	JP Morgan Mortgage Trust 2019-LTV3 B2, 4.379%, 03/25/2050	2,335,567	0.1
6,011,613 (1)(2)	JP Morgan Mortgage Trust 2019-LTV3 B3, 4.379%, 03/25/2050	5,298,383	0.3
258,850 (1)(2)	JP Morgan Mortgage Trust 2020-2 A15, 3.500%, 07/25/2050	227,946	0.0
82,265 (1)(2)	JP Morgan Mortgage Trust 2020-LTV1 A15, 3.500%, 06/25/2050	80,121	0.0
424,984 (1)(2)	JP Morgan Mortgage Trust 2020-LTV1 A5, 3.500%, 06/25/2050	414,095	0.0
3,069,397 (1)(2)	JP Morgan Mortgage Trust 2021-6 B3, 2.863%, 10/25/2051	2,388,847	0.1
2,415,171 (1)(2)	JP Morgan Mortgage Trust 2022-2 B3, 3.129%, 08/25/2052	1,856,454	0.1
995,218 (1)(2)	JP Morgan Mortgage Trust 2023-10 B3, 6.522%, 05/25/2054	966,922	0.1
2,104,449 (1)(2)	JP Morgan Mortgage Trust 2024-2 A9, 6.500%, 08/25/2054	2,110,007	0.1
491,215 (1)(2)	JP Morgan Trust 2015-3 B3, 3.596%, 05/25/2045	451,763	0.0
1,327,529 (1)(2)	JP Morgan Trust 2015-3 B4, 3.596%, 05/25/2045	1,007,636	0.1
61,244 (1)	Lehman XS Trust Series 2005-5N 1A2, 5.804%, (TSFR1M + 0.474%), 11/25/2035	58,868	0.0
1,776,147 (1)(2)	Mello Mortgage Capital Acceptance 2021-MTG3 B3, 2.903%, 07/01/2051	1,365,725	0.1
2,745,332 (1)(2)	Mello Mortgage Capital Acceptance 2022-INV1 B3, 3.320%, 03/25/2052	2,169,464	0.1
2,000,000 (1)(2)	MFA Trust 2021-INV2 M1, 3.199%, 11/25/2056	1,498,453	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
655,000 (1)	Morgan Stanley Mortgage Loan Trust 2005-5AR 1B1, 7.244%, (TSFR1M + 1.914%), 09/25/2035	$650,393	0.0
965,481 (1)	Morgan Stanley Mortgage Loan Trust 2006-9AR A2, 5.744%, (TSFR1M + 0.414%), 08/25/2036	239,265	0.0
293,428 (1)(2)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	281,000	0.0
1,300,000 (1)(2)	Oaktown Re VII Ltd. 2021-2 M1C, 8.670%, (SOFR30A + 3.350%), 04/25/2034	1,326,373	0.1
196,833 (1)(2)	OBX Trust 2019-EXP3 1A9, 3.500%, 10/25/2059	176,701	0.0
330,733 (1)(2)	OBX Trust 2019-INV2 A25, 4.000%, 05/27/2049	302,783	0.0
242,480 (1)(2)	OBX Trust 2020-INV1 A21, 3.500%, 12/25/2049	213,568	0.0
1,823,314 (1)(2)	OBX Trust 2022-J1 A14, 2.500%, 02/25/2052	1,450,340	0.1
2,500,000 (1)(2)	OBX Trust 2022-NQM4 A1B, 3.900%, 04/25/2062	2,304,813	0.1
2,126,449 (1)(2)	Oceanview Mortgage Trust 2021-1 B3, 2.721%, 05/25/2051	1,618,968	0.1
1,111,931,372 (2)(3)	PMTT4 2017-PM1 XIO, 13.000%, 10/25/2048	4,241,073	0.2
15,851	Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/2037	13,294	0.0
135,628 (1)(2)	PSMC Trust 2019-3 A12, 3.500%, 11/25/2049	127,328	0.0
6,633,097 (1)(2)	Radnor RE Ltd. 2021-1 M1C, 8.020%, (SOFR30A + 2.700%), 12/27/2033	6,725,178	0.4
2,247,029 (1)(2)	RCKT Mortgage Trust 2019-1 B2A, 3.838%, 09/25/2049	1,983,942	0.1
1,519,590 (1)(2)	RCKT Mortgage Trust 2020-1 B2A, 3.466%, 02/25/2050	1,314,216	0.1
2,413,061 (1)(2)	RCKT Mortgage Trust 2021-4 A21, 2.500%, 09/25/2051	1,926,902	0.1
5,294,393 (1)(2)	RCKT Mortgage Trust 2021-6 B3, 2.793%, 12/25/2051	3,979,367	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
917,612 (1)(2)	RCKT Mortgage Trust 2022-3 A21, 3.000%, 05/25/2052	$762,483	0.0
711,397 (2)	Sequoia Mortgage Trust 2013-9 B2, 3.500%, 07/25/2043	662,579	0.0
1,306,103 (1)(2)	Sequoia Mortgage Trust 2017-1 B2, 3.606%, 02/25/2047	1,189,258	0.1
1,065,080 (1)(2)	Sequoia Mortgage Trust 2018-6 B1, 4.162%, 07/25/2048	983,749	0.1
492,520 (2)	Sequoia Mortgage Trust 2018-CH1 B2B, 4.438%, 03/25/2048	457,807	0.0
1,560,029 (1)(2)	Sequoia Mortgage Trust 2019-2 B2, 4.256%, 06/25/2049	1,434,506	0.1
1,475,146 (1)(2)	Sequoia Mortgage Trust 2019-2 B3, 4.256%, 06/25/2049	1,313,141	0.1
1,934,866 (1)(2)	Sequoia Mortgage Trust 2019-5 B2, 3.710%, 12/25/2049	1,706,046	0.1
1,935,755 (1)(2)	Sequoia Mortgage Trust 2019-5 B3, 3.710%, 12/25/2049	1,671,128	0.1
721,507 (1)(2)	Sequoia Mortgage Trust 2019-CH1 B2B, 4.909%, 03/25/2049	698,578	0.0
53,391 (1)(2)	Sequoia Mortgage Trust 2019-CH2 A1, 4.500%, 08/25/2049	52,534	0.0
167,140 (1)(2)	Sequoia Mortgage Trust 2019-CH3 A13, 4.000%, 09/25/2049	154,528	0.0
1,822,363 (1)(2)	Sequoia Mortgage Trust 2019-CH3 B1B, 4.502%, 09/25/2049	1,694,288	0.1
178,272 (1)(2)	Sequoia Mortgage Trust 2020-1 A1, 3.500%, 02/25/2050	158,744	0.0
1,380,473 (1)(2)	Sequoia Mortgage Trust 2020-2 B3, 3.639%, 03/25/2050	1,162,424	0.1
537,902 (1)(2)	Sequoia Mortgage Trust 2021-3 B3, 2.651%, 05/25/2051	415,977	0.0
1,185,757 (1)(2)	Sequoia Mortgage Trust 2021-5 B3, 3.049%, 07/25/2051	934,680	0.1
1,056,636 (1)(2)	Sequoia Mortgage Trust 2022-1 B3, 2.947%, 02/25/2052	832,329	0.1
3,000,000 (1)(2)	Sequoia Mortgage Trust 2024-3 A19, 6.000%, 04/25/2054	2,967,891	0.2
2,778,824 (1)(2)	Shellpoint Co.-Originator Trust 2017-2 B3, 3.644%, 10/25/2047	2,470,286	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,096,146 (1)(2)	Shellpoint Co-Originator Trust 2017-2 B2, 3.644%, 10/25/2047	$1,877,509	0.1
2,000,000 (1)(2)	Starwood Mortgage Residential Trust 2022-2 M1, 4.200%, 02/25/2067	1,553,503	0.1
23,609 (1)	Structured Adjustable Rate Mortgage Loan Trust Series 2005-4 3A1, 6.013%, 03/25/2035	21,439	0.0
6,000,000 (1)(2)	Triangle Re Ltd. 2021-3 M1B, 8.220%, (SOFR30A + 2.900%), 02/25/2034	6,040,789	0.3
2,418,089 (1)(2)	UWM Mortgage Trust 2021-INV4 B3, 3.224%, 12/25/2051	1,898,441	0.1
57,756,879 (1)(3)	WaMu Mortgage Pass-Through Certificates 2005-AR1 X, 0.147%, 01/25/2045	580	0.0
22,139,791 (1)(3)	WaMu Mortgage Pass-Through Certificates 2005-AR2 X, 0.089%, 01/25/2045	223	0.0
10,712 (1)	WaMu Mortgage Pass-Through Certificates 2006-AR12 1A1, 4.480%, 10/25/2036	9,512	0.0
51,959 (1)	WaMu Mortgage Pass-Through Certificates 2006-AR12 2A3, 3.794%, 10/25/2036	45,785	0.0
268,097 (1)	WaMu Mortgage Pass-Through Certificates 2006-AR14 1A4, 4.019%, 11/25/2036	226,937	0.0
36,936 (1)	WaMu Mortgage Pass-Through Certificates 2006-AR8 1A4, 4.384%, 08/25/2046	32,238	0.0
66,495 (1)	WaMu Mortgage Pass-Through Certificates 2007-HY2 1A1, 3.992%, 12/25/2036	58,326	0.0
346,053 (1)	WaMu Mortgage Pass-Through Certificates 2007-HY3 1A1, 3.915%, 03/25/2037	275,181	0.0
40,569 (1)	WaMu Mortgage Pass-Through Certificates 2007-HY7 2A2, 3.781%, 07/25/2037	32,733	0.0
716,139 (1)	WaMu Mortgage Pass-Through Certificates Series 2004-AR7 A6, 4.945%, 07/25/2034	669,534	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
107,794 (1)	WaMu Mortgage Pass-Through Certificates Series Trust 2004-AR4 A6, 5.048%, 06/25/2034	$103,617	0.0
69,761 (1)	WaMu Mortgage Pass-Through Certificates Series Trust 2006-AR14 1A3, 4.019%, 11/25/2036	59,051	0.0
394,577 (1)	Washington Mutual Mortgage Pass-Through Certificates WMALT 2005-10 2A3, 5.750%, (TSFR1M + 1.014%), 11/25/2035	334,113	0.0
461,786	Washington Mutual Mortgage Pass-Through Certificates WMALT 2005-5 CB3, 5.500%, 07/25/2035	413,971	0.0
571,922 (1)	Washington Mutual Mortgage Pass-Through Certificates WMALT 2006-5 2CB2, 6.000%, (TSFR1M + 0.714%), 07/25/2036	361,339	0.0
1,537,110 (1)	Washington Mutual Mortgage Pass-Through Certificates WMALT 2006-AR5 3A, 6.029%, (12MTA + 0.940%), 07/25/2046	923,293	0.1
629,900 (1)	Washington Mutual Mortgage Pass-Through Certificates WMALT 2006-AR6 2A, 6.049%, (12MTA + 0.960%), 08/25/2046	343,074	0.0
418,369	Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust 2005-10 2A9, 6.000%, 11/25/2035	370,581	0.0
87,586	Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust 2005-8 1A2, 5.500%, 10/25/2035	77,133	0.0
18,707 (1)	Wells Fargo Alternative Loan Trust 2007-PA2 2A1, 5.874%, (TSFR1M + 0.544%), 06/25/2037	15,233	0.0
1,297,218 (1)(2)	Wells Fargo Mortgage Backed Securities 2018-1 B3, 3.657%, 07/25/2047	1,110,473	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
387,822 (1)	Wells Fargo Mortgage Backed Securities Trust 2006-AR12 1A1, 6.105%, 09/25/2036	$345,477	0.0
78,338 (1)	Wells Fargo Mortgage Backed Securities Trust 2007-AR7 A1, 5.880%, 12/28/2037	67,473	0.0
1,453,622 (1)(2)	Wells Fargo Mortgage Backed Securities Trust 2019-4 B3, 3.518%, 09/25/2049	1,037,314	0.1
1,846,155 (1)(2)	Wells Fargo Mortgage Backed Securities Trust 2020-1 B3, 3.377%, 12/25/2049	1,544,504	0.1
2,706,454 (1)(2)	Wells Fargo Mortgage Backed Securities Trust 2020-4 B2, 3.160%, 07/25/2050	2,320,167	0.1
1,877,578 (1)(2)	Wells Fargo Mortgage Backed Securities Trust 2021-1 B3, 2.707%, 12/25/2050	1,362,596	0.1
361,077 (1)(2)	WinWater Mortgage Loan Trust 2015-5 B4, 3.754%, 08/20/2045	324,797	0.0
	Total Collateralized Mortgage Obligations (Cost $518,547,149)	469,814,033	25.4

COMMERCIAL MORTGAGE-BACKED SECURITIES: 18.1%
3,998,929 (1)(2)	Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL2 A, 6.540%, (TSFR1M + 1.214%), 05/15/2036	3,990,344	0.2
1,971,929 (1)(2)	AREIT LLC 2023-CRE8 A, 7.438%, (TSFR1M + 2.112%), 08/17/2041	1,978,214	0.1
555,000 (1)	BANK 2017-BNK4 C, 4.372%, 05/15/2050	473,560	0.0
5,320,000 (1)(2)(3)	BANK 2017-BNK4 XE, 1.476%, 05/15/2050	192,864	0.0
4,380,000 (2)	BANK 2017-BNK6 D, 3.100%, 07/15/2060	3,445,154	0.2
16,600,000 (1)(2)(3)	BANK 2017-BNK6 XE, 1.500%, 07/15/2060	668,696	0.0
9,768,177 (1)(3)	BANK 2019-BN16 XA, 0.940%, 02/15/2052	355,256	0.0
48,722,230 (1)(3)	BANK 2019-BN17 XA, 0.998%, 04/15/2052	1,945,847	0.1
28,765,610 (1)(3)	BANK 2019-BN19 XA, 0.940%, 08/15/2061	1,114,961	0.1
57,701,122 (1)(3)	BANK 2019-BN22 XA, 0.590%, 11/15/2062	1,580,662	0.1
1,500,000 (1)	BANK 2019-BN24 C, 3.517%, 11/15/2062	1,208,811	0.1
10,616,095 (1)(3)	BBCMS Trust 2021-C10 XA, 1.282%, 07/15/2054	674,403	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
97,831,366 (1)(3)	Benchmark Mortgage Trust 2018-B7 XA, 0.405%, 05/15/2053	$1,369,223	0.1
44,234,474 (1)(3)	Benchmark Mortgage Trust 2019-B10 XA, 1.189%, 03/15/2062	2,116,965	0.1
42,285,000 (1)(2)(3)	Benchmark Mortgage Trust 2019-B10 XB, 0.877%, 03/15/2062	1,660,860	0.1
41,895,707 (1)(3)	Benchmark Mortgage Trust 2019-B12 XA, 1.024%, 08/15/2052	1,618,930	0.1
1,000,000 (1)	Benchmark Mortgage Trust 2019-B14 C, 3.772%, 12/15/2062	742,200	0.0
3,090,000 (2)	Benchmark Mortgage Trust 2019-B9 D, 3.000%, 03/15/2052	1,626,076	0.1
7,330,000 (1)(2)(3)	Benchmark Mortgage Trust 2019-B9 XD, 1.993%, 03/15/2052	575,707	0.0
17,413,613 (1)(3)	Benchmark Mortgage Trust 2021-B24 XA, 1.146%, 03/15/2054	909,212	0.0
9,817,066 (1)(3)	Benchmark Mortgage Trust 2021-B28 XA, 1.271%, 08/15/2054	629,164	0.0
2,000,000	Benchmark Mortgage Trust 2024-V6 B, 6.785%, 03/15/2029	2,072,680	0.1
2,100,000 (1)(2)	BIG Commercial Mortgage Trust 2022-BIG B, 7.067%, (TSFR1M + 1.741%), 02/15/2039	2,076,800	0.1
1,000,000 (1)(2)	BLP Commercial Mortgage Trust 2023-IND D, 8.565%, (TSFR1M + 3.240%), 03/15/2040	1,002,285	0.1
2,500,000 (1)(2)	BLP Commercial Mortgage Trust 2024-IND2 C, 7.217%, (TSFR1M + 1.891%), 03/15/2041	2,505,007	0.1
2,653,000 (2)(4)	BMD2 Re-Remic Trust 2019-FRR1 3AB, 0.000%, 05/25/2052	1,916,381	0.1
3,002,000 (2)	BMD2 Re-Remic Trust 2019-FRR1 6B10, 2.449%, 05/25/2052	2,327,801	0.1
4,970,000 (1)(2)	BX Commercial Mortgage Trust 2021-21M E, 7.610%, (TSFR1M + 2.285%), 10/15/2036	4,908,062	0.3
3,116,086 (1)(2)	BX Commercial Mortgage Trust 2021-SOAR D, 6.840%, (TSFR1M + 1.514%), 06/15/2038	3,085,207	0.2
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
750,000 (1)(2)	BX Commercial Mortgage Trust 2021-VOLT D, 7.090%, (TSFR1M + 1.764%), 09/15/2036	$740,005	0.0
1,500,000 (1)(2)	BX Commercial Mortgage Trust 2021-VOLT F, 7.840%, (TSFR1M + 2.514%), 09/15/2036	1,487,384	0.1
5,000,000 (1)(2)	BX Commercial Mortgage Trust 2023-XL3 A, 7.087%, (TSFR1M + 1.761%), 12/09/2040	5,039,337	0.3
1,500,000 (1)(2)	BX Commercial Mortgage Trust 2024-MF D, 8.015%, (TSFR1M + 2.690%), 02/15/2039	1,503,412	0.1
1,500,000 (1)(2)	BX Commercial Mortgage Trust 2024-XL4 C, 7.516%, (TSFR1M + 2.191%), 02/15/2039	1,502,927	0.1
5,000,000 (1)(2)	BX Commercial Mortgage Trust 2024-XL5 C, 7.241%, (TSFR1M + 1.941%), 03/15/2041	5,004,147	0.3
3,500,000 (1)(2)	BX Trust 2021-LBA EJV, 7.440%, (TSFR1M + 2.114%), 02/15/2036	3,433,868	0.2
2,767,834 (1)(2)	BX Trust 2021-LBA EV, 7.440%, (TSFR1M + 2.114%), 02/15/2036	2,715,536	0.1
2,000,000 (1)(2)	BX Trust 2021-LGCY A, 5.945%, (TSFR1M + 0.620%), 10/15/2036	1,975,111	0.1
959,253 (1)(2)	BX Trust 2021-SDMF D, 6.826%, (TSFR1M + 1.501%), 09/15/2034	941,312	0.0
1,438,879 (1)(2)	BX Trust 2021-SDMF E, 7.026%, (TSFR1M + 1.701%), 09/15/2034	1,407,709	0.1
816,889 (1)(2)	BX Trust 2022-FOX2 C, 6.635%, (TSFR1M + 1.309%), 04/15/2039	800,668	0.0
1,180,000 (1)(2)	BX Trust 2022-LBA6 C, 6.925%, (TSFR1M + 1.600%), 01/15/2039	1,169,673	0.1
1,000,000 (1)(2)	BX Trust 2022-LBA6 D, 7.325%, (TSFR1M + 2.000%), 01/15/2039	990,556	0.1
1,500,000 (1)(2)	BX Trust 2022-VAMF F, 8.624%, (TSFR1M + 3.299%), 01/15/2039	1,406,728	0.1
7,000,000 (2)	BX Trust 2023-LIFE C, 5.884%, 02/15/2028	6,801,712	0.4

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
4,500,000 (1)(2)	BX Trust 2024-BIO B, 7.266%, (TSFR1M + 1.941%), 02/15/2041	$4,509,120	0.2
1,800,000 (1)(2)	BX Trust 2024-CNYN C, 7.241%, (TSFR1M + 1.941%), 04/15/2029	1,801,540	0.1
1,250,000 (1)(2)	BX Trust 2024-CNYN D, 7.990%, (TSFR1M + 2.690%), 04/15/2029	1,254,527	0.1
90,634,658 (1)(3)	Cantor Commercial Real Estate Lending 2019-CF1 XA, 1.126%, 05/15/2052	3,856,849	0.2
35,838,210 (1)(3)	Cantor Commercial Real Estate Lending 2019-CF2 XA, 1.204%, 11/15/2052	1,621,360	0.1
1,250,000 (1)	CCUBS Commercial Mortgage Trust 2017-C1 B, 4.159%, 11/15/2050	1,146,020	0.1
6,683,022 (1)(3)	CD Mortgage Trust 2016-CD1 XA, 1.357%, 08/10/2049	140,351	0.0
14,660,000 (1)(2)(3)	CD Mortgage Trust 2016-CD1 XB, 0.685%, 08/10/2049	194,635	0.0
1,000,000 (1)	CFCRE Commercial Mortgage Trust 2016-C7 C, 4.367%, 12/10/2054	876,320	0.0
469,509 (1)(2)	Citigroup Commercial Mortgage Trust 2013-GC17 D, 5.114%, 11/10/2046	429,701	0.0
6,540,000 (1)(2)	Citigroup Commercial Mortgage Trust 2016-P4 E, 4.682%, 07/10/2049	3,438,746	0.2
5,790,000 (1)(2)	Citigroup Commercial Mortgage Trust 2016-P4 F, 4.682%, 07/10/2049	1,853,269	0.1
8,661,000 (2)	Citigroup Commercial Mortgage Trust 2016-P5 D, 3.000%, 10/10/2049	5,080,002	0.3
21,366,960 (1)(3)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 0.981%, 10/12/2050	577,329	0.0
40,182,365 (1)(3)	Citigroup Commercial Mortgage Trust 2019-GC41 XA, 1.039%, 08/10/2056	1,586,944	0.1
910,768 (1)(2)	COMM Mortgage Trust 2013-CR10 E, 4.363%, 08/10/2046	819,458	0.0
1,000,000 (1)	COMM Mortgage Trust 2015-CR27 B, 4.337%, 10/10/2048	950,201	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,779,000 (1)	COMM Mortgage Trust 2015-DC1 B, 4.035%, 02/10/2048	$1,662,455	0.1
9,411,074 (1)(3)	COMM Mortgage Trust 2016-COR1 XA, 1.302%, 10/10/2049	207,855	0.0
2,261,729 (1)(3)	COMM Mortgage Trust 2016-CR28 XA, 0.674%, 02/10/2049	24,315	0.0
1,500,000 (1)	COMM Mortgage Trust 2017-COR2 B, 4.206%, 09/10/2050	1,348,533	0.1
5,725,000 (1)(2)	COMM Mortgage Trust 2020-CBM F, 3.633%, 02/10/2037	5,355,306	0.3
4,698,845 (1)(2)(3)	Commercial Mortgage Pass Through Certificates 2012-LTRT XA, 0.791%, 10/05/2030	18,566	0.0
1,597,000	DBJPM Mortgage Trust 2016-C3 B, 3.264%, 08/10/2049	1,439,330	0.1
208,881 (2)	DC Trust 2024-HLTN A, 5.727%, 04/13/2028	3,511,621	0.2
4,000,000 (1)(2)	DK Trust 2024-SPBX C, 7.300%, (TSFR1M + 1.950%), 03/15/2034	4,005,797	0.2
2,750,000 (1)(2)	DK Trust 2024-SPBX D, 8.100%, (TSFR1M + 2.750%), 03/15/2034	2,760,218	0.1
2,000,000 (1)(2)	DTP Commercial Mortgage Trust 2023-STE2 A, 5.648%, 01/15/2041	2,008,099	0.1
7,759,844 (1)(2)	EQUS Mortgage Trust 2021-EQAZ C, 6.790%, (TSFR1M + 1.464%), 10/15/2038	7,698,295	0.4
914,256 (1)(2)	Extended Stay America Trust 2021-ESH E, 8.289%, (TSFR1M + 2.964%), 07/15/2038	914,230	0.0
1,828,512 (1)(2)	Extended Stay America Trust 2021-ESH F, 9.139%, (TSFR1M + 3.814%), 07/15/2038	1,829,724	0.1
19,950,392 (1)(3)	Freddie Mac Multifamily Structured Pass Through Certificates K109 X1, 1.578%, 04/25/2030	1,492,471	0.1
2,431,679 (1)(3)	Freddie Mac Multifamily Structured Pass Through Certificates K-1521 X1, 0.979%, 08/25/2036	185,528	0.0
9,878,000 (2)(4)	FREMF Mortgage Trust 2019-KG01 C, 0.000%, 05/25/2029	6,206,673	0.3

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
188,706,152 (2)(3)	FREMF Mortgage Trust 2019-KG01 X2A, 0.100%, 04/25/2029	$484,248	0.0
21,120,000 (2)(3)	FREMF Mortgage Trust 2019-KG01 X2B, 0.100%, 05/25/2029	78,369	0.0
612,642 (1)(2)	FRR Re-REMIC Trust 2018-C1 B725, 0.222%, 02/27/2050	609,982	0.0
1,268,740 (2)(4)	FRR Re-REMIC Trust 2018-C1 C725, 0.000%, 02/27/2050	1,263,121	0.1
3,192,000 (2)(4)	GAM RE-REMIC Trust 2022-FRR3 BK61, 0.000%, 11/27/2049	2,483,797	0.1
4,690,000 (2)	GAM RE-REMIC Trust 2022-FRR3 BK71, 2.010%, 11/27/2050	3,818,604	0.2
2,676,000 (2)(4)	GAM RE-REMIC Trust 2022-FRR3 BK89, 0.000%, 01/27/2052	1,830,094	0.1
1,815,000 (2)(4)	GAM RE-REMIC Trust 2022-FRR3 C728, 0.000%, 08/27/2050	1,729,726	0.1
1,850,000 (2)(4)	GAM RE-REMIC Trust 2022-FRR3 CK47, 0.000%, 05/27/2048	1,664,767	0.1
2,238,000 (2)(4)	GAM RE-REMIC Trust 2022-FRR3 CK61, 0.000%, 11/27/2049	1,663,499	0.1
1,816,000 (2)(4)	GAM RE-REMIC Trust 2022-FRR3 D728, 0.000%, 08/27/2050	1,712,456	0.1
1,849,000 (2)(4)	GAM RE-REMIC Trust 2022-FRR3 DK47, 0.000%, 05/27/2048	1,645,134	0.1
2,975,000 (2)	GAM RE-REMIC TRUST 2021-FRR2 BK78, 2.410%, 09/27/2051	2,353,760	0.1
2,263,000 (2)(4)	GAM RE-REMIC TRUST 2021-FRR2 C730, 0.000%, 09/27/2051	2,092,119	0.1
2,751,000 (2)(4)	GAM RE-REMIC TRUST 2021-FRR2 CK44, 0.000%, 09/27/2051	2,524,123	0.1
2,238,000 (2)	GAM RE-REMIC TRUST 2021-FRR2 CK49, 1.010%, 09/27/2051	2,007,044	0.1
1,900,000 (2)(4)	GAM RE-REMIC TRUST 2021-FRR2 CK78, 0.000%, 09/27/2051	1,275,090	0.1
2,263,000 (2)(4)	GAM RE-REMIC TRUST 2021-FRR2 D730, 0.000%, 09/27/2051	2,083,474	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
2,237,000 (2)(4)	GAM RE-REMIC TRUST 2021-FRR2 DK49, 0.000%, 09/27/2051	$1,936,722	0.1
5,000,000 (1)(2)	Great Wolf Trust 2024-WOLF D, 8.190%, (TSFR1M + 2.890%), 03/15/2039	5,022,256	0.3
10,000,000 (1)(2)	GS Mortgage Securities Corp. Trust 2021-ARDN B, 7.090%, (TSFR1M + 1.764%), 11/15/2036	9,829,281	0.5
1,000,000 (1)	GS Mortgage Securities Trust 2015-GC30 AS, 3.777%, 05/10/2050	966,832	0.1
1,162,000 (1)	GS Mortgage Securities Trust 2016-GS3 C, 3.982%, 10/10/2049	1,042,613	0.1
500,000 (1)	GS Mortgage Securities Trust 2018-GS9 B, 4.321%, 03/10/2051	469,616	0.0
13,173,184 (1)(3)	GS Mortgage Securities Trust 2019-GC38 XA, 1.008%, 02/10/2052	528,767	0.0
32,912,787 (1)(3)	GS Mortgage Securities Trust 2019-GC40 XA, 1.139%, 07/10/2052	1,425,033	0.1
660,000	GS Mortgage Securities Trust 2019-GSA1 B, 3.511%, 11/10/2052	576,821	0.0
81,350,594 (1)(3)	GS Mortgage Securities Trust 2019-GSA1 XA, 0.806%, 11/10/2052	2,848,918	0.2
180,000 (1)(2)	IMT Trust 2017-APTS EFX, 3.497%, 06/15/2034	177,536	0.0
1,972,300 (1)(2)	INTOWN Mortgage Trust 2022-STAY D, 9.459%, (TSFR1M + 4.134%), 08/15/2039	1,988,213	0.1
4,050,000 (1)(2)	J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-MFP E, 7.533%, (TSFR1M + 2.207%), 07/15/2036	3,917,576	0.2
1,300,000 (1)(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 F, 3.986%, 01/15/2046	1,022,903	0.1
5,910,000 (1)(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2018-WPT FFX, 5.364%, 07/05/2033	3,972,037	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
3,810,000 (1)(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP E, 3.861%, 12/05/2038	$993,545	0.1
675,000 (1)(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2021-NYAH E, 7.280%, (TSFR1M + 1.954%), 06/15/2038	582,952	0.0
1,405,000 (1)	JPMBB Commercial Mortgage Securities Trust 2014-C21 C, 4.619%, 08/15/2047	1,304,498	0.1
42,060,144 (1)(3)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 0.913%, 10/15/2048	237,770	0.0
1,500,000 (1)	JPMBB Commercial Mortgage Securities Trust 2015-C29 AS, 3.917%, 05/15/2048	1,455,853	0.1
1,487,580 (1)(2)	KIND Trust 2021-KIND A, 6.394%, (TSFR1M + 1.064%), 08/15/2038	1,461,351	0.1
5,000,000 (1)(2)	KSL Commercial Mortgage Trust 2023-HT A, 7.616%, (TSFR1M + 2.290%), 12/15/2036	5,040,473	0.3
5,000,000 (1)(2)	Life Mortgage Trust 2022-BMR2 A1, 6.621%, (TSFR1M + 1.295%), 05/15/2039	4,961,858	0.3
9,493,887 (1)(2)(3)	LSTAR Commercial Mortgage Trust 2017-5 X, 0.827%, 03/10/2050	136,556	0.0
1,520,000 (1)(2)	MCR Mortgage Trust 2024-HTL D, 9.231%, (TSFR1M + 3.905%), 02/15/2037	1,520,764	0.1
9,952,237 (1)(2)	Med Trust 2021-MDLN D, 7.439%, (TSFR1M + 2.114%), 11/15/2038	9,928,196	0.5
5,000,000 (1)(2)	MF1 LLC 2024-FL14 A, 7.063%, (TSFR1M + 1.737%), 03/19/2039	5,016,868	0.3
5,250,000 (1)(2)	MHP 2021-STOR F, 7.640%, (TSFR1M + 2.314%), 07/15/2038	5,185,626	0.3
2,917,165 (1)(2)	MHP 2022-MHIL E, 7.936%, (TSFR1M + 2.611%), 01/15/2027	2,898,638	0.2
5,287,000	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25 D, 3.068%, 10/15/2048	4,428,077	0.2
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
14,605,969 (1)(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34 XA, 0.768%, 11/15/2052	$316,071	0.0
10,731,360 (1)(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 2014-C19 XA, 0.950%, 12/15/2047	18,027	0.0
30,697,632 (1)(3)	Morgan Stanley Capital I 2017-HR2 XA, 0.849%, 12/15/2050	791,999	0.0
4,841,000 (1)(2)	Morgan Stanley Capital I Trust 2016-BNK2 D, 3.000%, 11/15/2049	2,301,262	0.1
25,660,000 (1)(2)(3)	Morgan Stanley Capital I Trust 2018-L1 XD, 1.782%, 10/15/2051	1,735,336	0.1
22,026,187 (1)(3)	Morgan Stanley Capital I Trust 2021-L6 XA, 1.205%, 06/15/2054	1,151,433	0.1
1,650,000 (1)(2)	MTN Commercial Mortgage Trust 2022-LPFL A, 6.727%, (TSFR1M + 1.397%), 03/15/2039	1,634,669	0.1
5,000,000 (1)(2)	ORL Trust 2023-GLKS A, 7.676%, (TSFR1M + 2.350%), 10/19/2036	5,029,264	0.3
13,000,000 (2)	Prima Capital CRE Securitization Ltd. 2019-7A D, 4.250%, 12/25/2050	10,696,385	0.6
7,030,000 (2)	RFM Reremic Trust 2022-FRR1 AB55, 0.990%, 03/28/2049	5,993,199	0.3
5,950,000 (1)(2)	RFM Reremic Trust 2022-FRR1 AB60, 2.410%, 11/08/2049	5,118,849	0.3
8,960,000 (1)(2)	RFM Reremic Trust 2022-FRR1 AB64, 2.260%, 03/01/2050	7,632,619	0.4
2,190,000 (2)(4)	RFM Reremic Trust 2022-FRR1 CK55, 0.000%, 03/28/2049	1,814,264	0.1
2,750,000 (2)(4)	RFM Reremic Trust 2022-FRR1 CK60, 0.000%, 11/08/2049	2,140,480	0.1
3,000,000 (1)(2)	SMRT 2022-MINI E, 8.026%, (TSFR1M + 2.700%), 01/15/2039	2,913,510	0.2
5,000,000 (2)	THPT Mortgage Trust 2023-THL A, 6.994%, 12/10/2034	5,121,973	0.3
839,564 (1)(2)	TTAN 2021-MHC D, 7.190%, (TSFR1M + 1.864%), 03/15/2038	832,138	0.0
21,781,554 (1)(3)	UBS Commercial Mortgage Trust 2019-C16 XA, 1.521%, 04/15/2052	1,216,724	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
2,000,000 (1)	Wells Fargo Commercial Mortgage Trust 2016-C35 C, 4.176%, 07/15/2048	$1,864,865	0.1
1,661,000 (1)	Wells Fargo Commercial Mortgage Trust 2017-C41 C, 4.489%, 11/15/2050	1,446,984	0.1
2,588,000	Wells Fargo Commercial Mortgage Trust 2019-C49 B, 4.546%, 03/15/2052	2,436,613	0.1
2,500,000 (2)	Wells Fargo Commercial Mortgage Trust 2021-C59 E, 2.500%, 04/15/2054	1,430,972	0.1
19,030,205 (1)(3)	Wells Fargo Commercial Mortgage Trust 2021-C59 XA, 1.517%, 04/15/2054	1,372,882	0.1
1,500,000 (1)(2)	WFLD Mortgage Trust 2014-MONT D, 3.755%, 08/10/2031	765,371	0.0
	Total Commercial Mortgage-Backed Securities (Cost $355,584,427)	334,470,250	18.1

CORPORATE BONDS/NOTES: 16.2%
	Basic Materials: 1.5%
2,450,000	AngloGold Ashanti Holdings PLC, 3.750%, 10/01/2030	2,136,339	0.1
535,000 (2)	Arsenal AIC Parent LLC, 8.000%, 10/01/2030	562,357	0.0
775,000	ATI, Inc., 7.250%, 08/15/2030	801,930	0.1
600,000 (2)	Axalta Coating Systems Dutch Holding B BV, 7.250%, 02/15/2031	624,875	0.0
150,000 (2)	Axalta Coating Systems LLC, 3.375%, 02/15/2029	134,366	0.0
700,000 (2)	Cleveland-Cliffs, Inc., 4.625%, 03/01/2029	653,319	0.0
275,000 (2)	Cleveland-Cliffs, Inc., 4.875%, 03/01/2031	250,355	0.0
675,000 (2)(5)	Coeur Mining, Inc., 5.125%, 02/15/2029	642,001	0.0
875,000 (2)	Constellium SE, 5.625%, 06/15/2028	851,646	0.1
1,075,000 (2)	Corp Nacional del Cobre de Chile, 5.950%, 01/08/2034	1,081,719	0.1
550,000 (2)	Corp Nacional del Cobre de Chile, 6.300%, 09/08/2053	548,453	0.0
625,000 (2)	Corp Nacional del Cobre de Chile, 6.440%, 01/26/2036	646,989	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Basic Materials: (continued)
1,750,000 (2)	CSN Resources SA, 8.875%, 12/05/2030	$1,811,600	0.1
600,000 (2)	First Quantum Minerals Ltd., 6.875%, 10/15/2027	573,600	0.0
1,800,000 (2)(5)	GC Treasury Center Co. Ltd., 4.400%, 03/30/2032	1,639,687	0.1
900,000 (2)	Hudbay Minerals, Inc., 4.500%, 04/01/2026	872,651	0.1
685,000 (2)	Illuminate Buyer LLC / Illuminate Holdings IV, Inc., 9.000%, 07/01/2028	676,583	0.0
800,000 (2)	INEOS Quattro Finance 2 PLC, 3.375%, 01/15/2026	764,137	0.1
1,750,000 (2)	Inversiones CMPC SA, 6.125%, 02/26/2034	1,783,250	0.1
925,000 (2)(6)	Iris Holdings, Inc., 8.750% (PIK Rate 9.500%, Cash Rate 8.750%), 02/15/2026	795,500	0.1
1,050,000	JSW Steel Ltd., 5.050%, 04/05/2032	926,297	0.1
370,000 (2)	LSF11 A5 HoldCo LLC, 6.625%, 10/15/2029	333,801	0.0
775,000 (2)	Mativ Holdings, Inc., 6.875%, 10/01/2026	772,073	0.1
425,000 (2)	NOVA Chemicals Corp., 8.500%, 11/15/2028	452,888	0.0
200,000 (2)	Novelis Corp., 3.250%, 11/15/2026	186,563	0.0
600,000 (2)	Novelis Corp., 3.875%, 08/15/2031	516,024	0.0
250,000 (2)	Novelis Corp., 4.750%, 01/30/2030	230,864	0.0
675,000 (2)(5)	Nufarm Australia Ltd. / Nufarm Americas, Inc., 5.000%, 01/27/2030	619,806	0.0
200,000 (2)	Olympus Water US Holding Corp., 4.250%, 10/01/2028	181,673	0.0
350,000 (2)	Olympus Water US Holding Corp., 6.250%, 10/01/2029	320,714	0.0
400,000 (2)(5)	Olympus Water US Holding Corp., 7.125%, 10/01/2027	404,440	0.0
800,000 (2)	SPCM SA, 3.125%, 03/15/2027	741,023	0.1
750,000 (2)	Taseko Mines Ltd., 7.000%, 02/15/2026	753,841	0.1
810,000 (2)	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.125%, 04/01/2029	235,799	0.0
675,000 (2)(5)	Tronox, Inc., 4.625%, 03/15/2029	606,276	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Basic Materials: (continued)
1,800,000 (2)	WE Soda Investments Holding PLC, 9.375%, 02/14/2031	$1,852,758	0.1
750,000 (2)	WR Grace Holdings LLC, 5.625%, 08/15/2029	671,947	0.0
		27,658,144	1.5

	Communications: 1.6%
900,000 (2)	Altice Financing SA, 5.750%, 08/15/2029	721,999	0.1
1,200,000 (2)(5)	Altice France SA/ France, 5.500%, 10/15/2029	815,746	0.1
375,000 (2)	Altice France SA/ France, 8.125%, 02/01/2027	293,452	0.0
525,000 (2)	Beasley Mezzanine Holdings LLC, 8.625%, 02/01/2026	313,868	0.0
1,025,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.500%, 05/01/2032	824,355	0.1
875,000 (2)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	815,115	0.1
850,000 (2)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	810,413	0.1
300,000 (2)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/2026	295,609	0.0
650,000 (2)	Connect Finco Sarl / Connect US Finco LLC, 6.750%, 10/01/2026	637,621	0.0
1,500,000 (2)	CSC Holdings LLC, 5.750%, 01/15/2030	795,252	0.1
900,000 (2)	CSC Holdings LLC, 11.250%, 05/15/2028	892,623	0.1
2,075,000	CT Trust, 5.125%, 02/03/2032	1,836,375	0.1
925,000 (2)	Directv Financing LLC / Directv Financing Co-Obligor, Inc., 5.875%, 08/15/2027	875,662	0.1
775,000	DISH DBS Corp., 5.125%, 06/01/2029	323,891	0.0
475,000 (2)	DISH DBS Corp., 5.750%, 12/01/2028	327,337	0.0
575,000	DISH DBS Corp., 7.375%, 07/01/2028	277,315	0.0
1,075,000 (2)	DISH Network Corp., 11.750%, 11/15/2027	1,098,554	0.1
625,000 (2)	GCI LLC, 4.750%, 10/15/2028	573,638	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
1,025,000 (2)(5)	Gray Escrow II, Inc., 5.375%, 11/15/2031	$673,091	0.0
600,000 (2)(5)	Gray Television, Inc., 7.000%, 05/15/2027	558,511	0.0
1,025,000 (2)	Level 3 Financing, Inc., 3.750%, 07/15/2029	461,250	0.0
575,000 (2)	Level 3 Financing, Inc., 10.500%, 05/15/2030	590,812	0.0
1,025,000 (2)	Match Group Holdings II LLC, 4.625%, 06/01/2028	968,039	0.1
700,000 (2)	McGraw-Hill Education, Inc., 8.000%, 08/01/2029	658,622	0.0
475,000 (1)	Paramount Global, 6.250%, 02/28/2057	418,138	0.0
865,000 (1)(5)	Paramount Global, 6.375%, 03/30/2062	800,064	0.1
1,325,000 (2)(5)	Scripps Escrow, Inc., 5.875%, 07/15/2027	1,109,799	0.1
700,000 (2)	Sinclair Television Group, Inc., 4.125%, 12/01/2030	510,426	0.0
300,000 (2)	Sirius XM Radio, Inc., 3.125%, 09/01/2026	281,257	0.0
1,800,000 (2)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	1,732,937	0.1
675,000 (2)(5)	Stagwell Global LLC, 5.625%, 08/15/2029	613,529	0.0
400,000	Telecom Italia Capital SA, 6.000%, 09/30/2034	366,143	0.0
450,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	426,066	0.0
200,000 (2)	Telecom Italia SpA/ Milano, 5.303%, 05/30/2024	199,049	0.0
400,000 (2)	Uber Technologies, Inc., 4.500%, 08/15/2029	380,277	0.0
535,000 (2)	Uber Technologies, Inc., 8.000%, 11/01/2026	541,810	0.0
275,000 (2)(5)	Univision Communications, Inc., 4.500%, 05/01/2029	245,997	0.0
1,025,000 (2)	Univision Communications, Inc., 6.625%, 06/01/2027	1,003,393	0.1
365,000 (2)	Univision Communications, Inc., 8.000%, 08/15/2028	372,089	0.0
525,000 (2)(5)	Viasat, Inc., 6.500%, 07/15/2028	405,914	0.0
425,000 (2)(5)	Viasat, Inc., 7.500%, 05/30/2031	308,481	0.0
625,000 (2)	Viavi Solutions, Inc., 3.750%, 10/01/2029	536,873	0.0
1,300,000 (2)(5)	Virgin Media Vendor Financing Notes IV DAC, 5.000%, 07/15/2028	1,193,889	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
765,000 (2)	Vmed O2 UK Financing I PLC, 4.750%, 07/15/2031	$660,087	0.0
		28,545,368	1.6

	Consumer, Cyclical: 2.5%
375,000 (2)(5)	1011778 BC ULC / New Red Finance, Inc., 3.500%, 02/15/2029	342,805	0.0
850,000 (2)	1011778 BC ULC / New Red Finance, Inc., 4.000%, 10/15/2030	757,963	0.1
600,000 (2)	Adient Global Holdings Ltd., 4.875%, 08/15/2026	585,379	0.0
300,000 (2)(5)	Adient Global Holdings Ltd., 8.250%, 04/15/2031	316,811	0.0
275,000 (2)	Allison Transmission, Inc., 3.750%, 01/30/2031	240,201	0.0
625,000 (2)	Allison Transmission, Inc., 5.875%, 06/01/2029	619,386	0.0
525,000 (2)(5)	Amer Sports Co., 6.750%, 02/16/2031	523,688	0.0
775,000 (2)(5)	American Airlines, Inc., 7.250%, 02/15/2028	787,651	0.1
150,000 (2)	American Airlines, Inc./ AAdvantage Loyalty IP Ltd., 5.500%, 04/20/2026	149,072	0.0
550,000 (2)	Arko Corp., 5.125%, 11/15/2029	455,809	0.0
525,000	Asbury Automotive Group, Inc., 4.500%, 03/01/2028	500,333	0.0
475,000	Asbury Automotive Group, Inc., 4.750%, 03/01/2030	437,894	0.0
650,000 (2)	Ashton Woods USA LLC / Ashton Woods Finance Co., 4.625%, 08/01/2029	600,258	0.0
700,000 (2)	Banijay Entertainment SASU, 8.125%, 05/01/2029	722,533	0.1
750,000	Bath & Body Works, Inc., 6.750%, 07/01/2036	758,108	0.1
75,000 (2)	Bath & Body Works, Inc., 9.375%, 07/01/2025	78,314	0.0
450,000 (2)	Brinker International, Inc., 5.000%, 10/01/2024	446,879	0.0
925,000 (2)(5)	Caesars Entertainment, Inc., 4.625%, 10/15/2029	844,221	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
625,000 (2)	Caesars Entertainment, Inc., 7.000%, 02/15/2030	$641,944	0.0
525,000 (2)	Carnival Corp., 4.000%, 08/01/2028	488,250	0.0
1,100,000 (2)(5)	Carnival Corp., 6.000%, 05/01/2029	1,086,068	0.1
750,000 (2)	CCM Merger, Inc., 6.375%, 05/01/2026	749,946	0.1
200,000 (5)	Delta Air Lines, Inc., 7.375%, 01/15/2026	206,403	0.0
108,782 (2)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	106,431	0.0
550,000 (2)	Dream Finders Homes, Inc., 8.250%, 08/15/2028	574,662	0.0
1,400,000	Ford Motor Credit Co. LLC, 2.700%, 08/10/2026	1,305,453	0.1
1,250,000	Ford Motor Credit Co. LLC, 4.125%, 08/17/2027	1,186,832	0.1
600,000	Ford Motor Credit Co. LLC, 4.542%, 08/01/2026	582,679	0.0
525,000 (2)	Foundation Building Materials, Inc., 6.000%, 03/01/2029	483,330	0.0
225,000 (2)	Gap, Inc., 3.625%, 10/01/2029	197,317	0.0
600,000 (2)(5)	Gap, Inc., 3.875%, 10/01/2031	508,155	0.0
320,000 (2)	Golden Entertainment, Inc., 7.625%, 04/15/2026	320,237	0.0
675,000 (2)	Hilton Domestic Operating Co., Inc., 4.000%, 05/01/2031	603,950	0.0
650,000 (2)	Installed Building Products, Inc., 5.750%, 02/01/2028	635,080	0.0
725,000 (2)	Interface, Inc., 5.500%, 12/01/2028	691,769	0.1
200,000 (2)	International Game Technology PLC, 4.125%, 04/15/2026	194,006	0.0
900,000 (2)	International Game Technology PLC, 5.250%, 01/15/2029	870,302	0.1
975,000 (2)	LCM Investments Holdings II LLC, 4.875%, 05/01/2029	897,149	0.1
600,000 (2)(5)	Lithia Motors, Inc., 4.375%, 01/15/2031	537,955	0.0
225,000	M/I Homes, Inc., 3.950%, 02/15/2030	202,513	0.0
525,000	M/I Homes, Inc., 4.950%, 02/01/2028	501,217	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
325,000	Macy’s Retail Holdings LLC, 4.500%, 12/15/2034	$286,445	0.0
450,000 (2)(5)	Macy’s Retail Holdings LLC, 6.125%, 03/15/2032	436,645	0.0
800,000 (2)	Melco Resorts Finance Ltd., 5.375%, 12/04/2029	731,008	0.1
400,000 (5)	MGM Resorts International, 4.625%, 09/01/2026	391,582	0.0
400,000 (5)	MGM Resorts International, 4.750%, 10/15/2028	380,825	0.0
190,000	MGM Resorts International, 6.500%, 04/15/2032	189,528	0.0
1,150,000 (2)(5)	Michaels Cos., Inc., 5.250%, 05/01/2028	980,938	0.1
150,000 (2)	Murphy Oil USA, Inc., 3.750%, 02/15/2031	131,137	0.0
650,000	Murphy Oil USA, Inc., 4.750%, 09/15/2029	616,985	0.0
200,000	Murphy Oil USA, Inc., 5.625%, 05/01/2027	198,291	0.0
225,000 (2)	NCL Corp. Ltd., 7.750%, 02/15/2029	233,819	0.0
150,000 (2)	NCL Corp. Ltd., 8.375%, 02/01/2028	158,557	0.0
500,000 (2)	NCL Finance Ltd., 6.125%, 03/15/2028	494,193	0.0
700,000 (2)	Raising Cane’s Restaurants LLC, 9.375%, 05/01/2029	757,393	0.1
500,000 (2)	Ritchie Bros Holdings, Inc., 7.750%, 03/15/2031	523,747	0.0
1,935,000 (2)(5)	Royal Caribbean Cruises Ltd., 5.375%, 07/15/2027	1,908,960	0.1
165,000 (2)	Royal Caribbean Cruises Ltd., 6.250%, 03/15/2032	166,418	0.0
625,000 (5)	Sally Holdings LLC / Sally Capital, Inc., 6.750%, 03/01/2032	620,639	0.0
750,000	Sands China Ltd., 5.125%, 08/08/2025	740,138	0.1
650,000 (2)(5)	Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.625%, 03/01/2030	628,872	0.0
800,000 (2)	Scientific Games International, Inc., 7.000%, 05/15/2028	806,394	0.1
250,000 (2)	SRS Distribution, Inc., 6.000%, 12/01/2029	255,647	0.0
625,000 (2)	SRS Distribution, Inc., 6.125%, 07/01/2029	638,013	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
1,050,000 (2)	Staples, Inc., 7.500%, 04/15/2026	$1,025,784	0.1
400,000 (2)	Staples, Inc., 10.750%, 04/15/2027	380,584	0.0
955,000 (2)(5)	Station Casinos LLC, 4.500%, 02/15/2028	900,302	0.1
475,000 (2)	STL Holding Co. LLC, 8.750%, 02/15/2029	487,946	0.0
650,000 (2)	Taylor Morrison Communities, Inc., 5.125%, 08/01/2030	621,377	0.0
625,000 (2)	Tempur Sealy International, Inc., 3.875%, 10/15/2031	531,366	0.0
150,000 (2)(5)	Tempur Sealy International, Inc., 4.000%, 04/15/2029	136,262	0.0
725,000	United Airlines Holdings, Inc., 4.875%, 01/15/2025	719,672	0.1
400,000 (2)	United Airlines, Inc., 4.375%, 04/15/2026	386,965	0.0
1,300,000 (2)	Viking Cruises Ltd., 5.875%, 09/15/2027	1,276,360	0.1
600,000 (2)(5)	VistaJet Malta Finance PLC / Vista Management Holding, Inc., 6.375%, 02/01/2030	443,078	0.0
675,000 (5)	Walgreens Boots Alliance, Inc., 4.800%, 11/18/2044	568,531	0.0
725,000 (2)	White Cap Buyer LLC, 6.875%, 10/15/2028	711,956	0.1
800,000 (2)	William Carter Co., 5.625%, 03/15/2027	795,111	0.1
950,000 (2)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.250%, 05/15/2027	931,051	0.1
450,000 (2)	ZF North America Capital, Inc., 4.750%, 04/29/2025	444,730	0.0
590,000 (2)	ZF North America Capital, Inc., 6.875%, 04/14/2028	612,524	0.0
		45,988,726	2.5

	Consumer, Non-cyclical: 2.5%
700,000 (2)(5)	1375209 BC Ltd., 9.000%, 01/30/2028	686,761	0.0
850,000 (2)	Acadia Healthcare Co., Inc., 5.500%, 07/01/2028	828,369	0.1
805,000 (2)(5)	ADT Security Corp., 4.125%, 08/01/2029	738,271	0.1
550,000 (2)	AHP Health Partners, Inc., 5.750%, 07/15/2029	503,223	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
525,000 (2)	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 3.500%, 03/15/2029	$471,712	0.0
300,000 (2)	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 4.875%, 02/15/2030	285,625	0.0
575,000 (2)	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	569,673	0.0
850,000 (2)	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 4.625%, 06/01/2028	777,164	0.1
500,000 (2)	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 4.625%, 06/01/2028	455,031	0.0
800,000 (2)	Alta Equipment Group, Inc., 5.625%, 04/15/2026	784,096	0.1
375,000 (2)	APi Group DE, Inc., 4.125%, 07/15/2029	338,232	0.0
425,000 (2)	APi Group DE, Inc., 4.750%, 10/15/2029	392,110	0.0
700,000 (2)(5)	Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 8.000%, 02/15/2031	699,390	0.0
900,000	B&G Foods, Inc., 5.250%, 09/15/2027	841,815	0.1
650,000 (2)	Bausch & Lomb Escrow Corp., 8.375%, 10/01/2028	673,342	0.0
750,000 (2)	Bausch Health Cos., Inc., 4.875%, 06/01/2028	410,009	0.0
565,000 (2)	Bausch Health Cos., Inc., 6.125%, 02/01/2027	352,585	0.0
750,000 (2)	BellRing Brands, Inc., 7.000%, 03/15/2030	773,424	0.1
1,750,000	Central American Bottling Corp. / CBC Bottling Holdco SL / Beliv Holdco SL, 5.250%, 04/27/2029	1,667,750	0.1
1,000,000 (2)	Cheplapharm Arzneimittel GmbH, 5.500%, 01/15/2028	953,872	0.1
450,000 (2)	Chobani LLC / Chobani Finance Corp., Inc., 7.625%, 07/01/2029	456,750	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
450,000 (2)	CHS/Community Health Systems, Inc., 4.750%, 02/15/2031	$347,693	0.0
700,000 (2)	CHS/Community Health Systems, Inc., 5.250%, 05/15/2030	571,398	0.0
600,000 (2)	CHS/Community Health Systems, Inc., 5.625%, 03/15/2027	552,876	0.0
750,000	Cimpress PLC, 7.000%, 06/15/2026	751,275	0.1
880,000 (2)	CPI CG, Inc., 8.625%, 03/15/2026	877,525	0.1
275,000 (2)	DaVita, Inc., 3.750%, 02/15/2031	230,484	0.0
1,050,000 (2)	DaVita, Inc., 4.625%, 06/01/2030	940,741	0.1
1,025,000	Encompass Health Corp., 4.750%, 02/01/2030	961,073	0.1
725,000 (2)(5)	Fiesta Purchaser, Inc., 7.875%, 03/01/2031	749,266	0.1
345,000 (2)	Garda World Security Corp., 6.000%, 06/01/2029	309,204	0.0
650,000 (2)	Graham Holdings Co., 5.750%, 06/01/2026	644,161	0.0
400,000 (2)	IQVIA, Inc., 5.000%, 10/15/2026	391,707	0.0
400,000 (2)	IQVIA, Inc., 6.500%, 05/15/2030	408,706	0.0
1,000,000 (2)	Jazz Securities DAC, 4.375%, 01/15/2029	932,318	0.1
685,000 (2)	Legends Hospitality Holding Co LLC / Legends Hospitality Co-Issuer, Inc., 5.000%, 02/01/2026	679,055	0.0
800,000 (2)	Medline Borrower L.P., 3.875%, 04/01/2029	728,689	0.1
700,000 (2)	Medline Borrower L.P., 5.250%, 10/01/2029	662,153	0.0
1,000,000 (5)	Minerva Luxembourg SA, 4.375%, 03/18/2031	835,000	0.1
1,600,000 (2)	Minerva Luxembourg SA, 8.875%, 09/13/2033	1,690,000	0.1
550,000 (2)	ModivCare, Inc., 5.875%, 11/15/2025	536,127	0.0
350,000 (2)	MPH Acquisition Holdings LLC, 5.750%, 11/01/2028	276,384	0.0
750,000 (2)	NESCO Holdings II, Inc., 5.500%, 04/15/2029	710,413	0.0
400,000	New Albertsons L.P., 7.450%, 08/01/2029	419,025	0.0
1,100,000 (2)(5)	Organon & Co / Organon Foreign Debt Co-Issuer BV, 5.125%, 04/30/2031	978,821	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
750,000 (2)(5)	Owens & Minor, Inc., 6.625%, 04/01/2030	$745,019	0.1
500,000	Perrigo Finance Unlimited Co., 4.375%, 03/15/2026	486,866	0.0
500,000	Perrigo Finance Unlimited Co., 4.650%, 06/15/2030	460,054	0.0
675,000 (2)	Post Holdings, Inc., 4.625%, 04/15/2030	620,165	0.0
1,050,000 (2)	Post Holdings, Inc., 5.625%, 01/15/2028	1,032,455	0.1
525,000 (2)	Prestige Brands, Inc., 3.750%, 04/01/2031	457,565	0.0
1,100,000 (2)	Prime Security Services Borrower LLC / Prime Finance, Inc., 6.250%, 01/15/2028	1,078,389	0.1
760,000 (2)	Primo Water Holdings, Inc., 4.375%, 04/30/2029	699,607	0.0
675,000 (2)	Select Medical Corp., 6.250%, 08/15/2026	676,789	0.0
685,000 (2)	Simmons Foods, Inc./ Simmons Prepared Foods,, Inc. ./ Simmons Pet Food,, Inc../Simmons Feed, 4.625%, 03/01/2029	606,024	0.0
640,000 (2)	Teleflex, Inc., 4.250%, 06/01/2028	601,079	0.0
605,000	Tenet Healthcare Corp., 4.250%, 06/01/2029	562,922	0.0
650,000	Tenet Healthcare Corp., 5.125%, 11/01/2027	636,274	0.0
1,075,000 (5)	Tenet Healthcare Corp., 6.125%, 10/01/2028	1,072,045	0.1
1,015,000	Tenet Healthcare Corp., 6.125%, 06/15/2030	1,013,940	0.1
800,000 (5)	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 05/09/2027	772,512	0.1
760,000 (2)	Triton Water Holdings, Inc., 6.250%, 04/01/2029	692,945	0.0
325,000	United Rentals North America, Inc., 3.750%, 01/15/2032	284,057	0.0
700,000 (5)	United Rentals North America, Inc., 4.875%, 01/15/2028	681,765	0.0
125,000	United Rentals North America, Inc., 5.250%, 01/15/2030	122,026	0.0
725,000 (2)	Varex Imaging Corp., 7.875%, 10/15/2027	736,720	0.1
575,000 (2)	VT Topco, Inc., 8.500%, 08/15/2030	607,511	0.0
550,000 (2)	Wand NewCo 3, Inc., 7.625%, 01/30/2032	569,287	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
375,000 (2)	Williams Scotsman International, Inc., 4.625%, 08/15/2028	$355,080	0.0
593,000 (2)	Williams Scotsman International, Inc., 6.125%, 06/15/2025	590,703	0.0
		46,005,097	2.5

	Energy: 2.8%
500,000 (2)	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.375%, 06/15/2029	481,302	0.0
625,000 (2)	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.750%, 03/01/2027	617,587	0.0
400,000 (2)	Antero Resources Corp., 5.375%, 03/01/2030	384,504	0.0
635,000 (2)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.250%, 04/01/2028	628,690	0.0
300,000 (2)(5)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.875%, 04/01/2027	301,107	0.0
850,000 (2)	Ascent Resources Utica Holdings LLC / ARU Finance Corp., 5.875%, 06/30/2029	811,198	0.1
165,000 (2)	Baytex Energy Corp., 7.375%, 03/15/2032	166,799	0.0
750,000 (2)	Baytex Energy Corp., 8.500%, 04/30/2030	783,805	0.1
310,000	Cenovus Energy, Inc., 5.250%, 06/15/2037	296,775	0.0
850,000 (2)	Chord Energy Corp., 6.375%, 06/01/2026	854,174	0.1
500,000 (2)	CNX Midstream Partners L.P., 4.750%, 04/15/2030	446,057	0.0
450,000 (2)	Cosan Luxembourg SA, 7.250%, 06/27/2031	459,225	0.0
950,000 (2)	Crescent Energy Finance LLC, 7.250%, 05/01/2026	968,878	0.1
470,000 (2)	Crescent Energy Finance LLC, 7.625%, 04/01/2032	473,958	0.0
475,000 (2)	Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 7.125%, 06/01/2028	463,746	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
550,000 (2)	Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 8.625%, 03/15/2029	$562,011	0.0
162,000	Devon Energy Corp., 4.500%, 01/15/2030	156,259	0.0
275,000 (2)	DT Midstream, Inc., 4.125%, 06/15/2029	253,067	0.0
475,000 (2)	DT Midstream, Inc., 4.375%, 06/15/2031	430,523	0.0
820,000 (2)	Earthstone Energy Holdings LLC, 8.000%, 04/15/2027	845,148	0.1
2,500,000	Ecopetrol SA, 6.875%, 04/29/2030	2,432,175	0.1
1,030,000	Ecopetrol SA, 8.375%, 01/19/2036	1,040,619	0.1
1,700,000	Ecopetrol SA, 8.875%, 01/13/2033	1,791,536	0.1
1,450,000 (2)	EIG Pearl Holdings Sarl, 3.545%, 08/31/2036	1,243,828	0.1
500,000	Empresa Nacional del Petroleo, 3.750%, 08/05/2026	478,186	0.0
340,000 (2)	Empresa Nacional del Petroleo, 5.250%, 11/06/2029	332,352	0.0
1,200,000	Empresa Nacional del Petroleo, 5.250%, 11/06/2029	1,173,006	0.1
850,000 (2)	Encino Acquisition Partners Holdings LLC, 8.500%, 05/01/2028	859,856	0.1
700,000 (2)	Enerflex Ltd., 9.000%, 10/15/2027	719,746	0.0
2,725,000 (1)	Energy Transfer L.P. G, 7.125%, 12/31/2199	2,667,192	0.2
1,200,000	EnLink Midstream LLC, 5.375%, 06/01/2029	1,178,968	0.1
225,000	EnLink Midstream Partners L.P., 4.150%, 06/01/2025	220,235	0.0
425,000 (2)	EQM Midstream Partners L.P., 6.000%, 07/01/2025	425,867	0.0
500,000 (2)	Global Partners L.P. / GLP Finance Corp., 8.250%, 01/15/2032	518,842	0.0
400,000 (2)	Greensaif Pipelines Bidco Sarl, 6.129%, 02/23/2038	408,130	0.0
725,000 (2)	Greensaif Pipelines Bidco Sarl, 6.510%, 02/23/2042	756,492	0.0
425,000 (2)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.750%, 02/01/2029	414,342	0.0
450,000 (2)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 6.000%, 04/15/2030	441,017	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
450,000 (2)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 6.000%, 02/01/2031	$439,232	0.0
1,575,000 (2)(5)	Hunt Oil Co. of Peru LLC Sucursal Del Peru, 8.550%, 09/18/2033	1,683,990	0.1
775,000 (2)	Kinetik Holdings L.P., 5.875%, 06/15/2030	758,769	0.0
600,000 (2)(5)	Kodiak Gas Services LLC, 7.250%, 02/15/2029	611,552	0.0
170,000 (2)	Matador Resources Co., 6.500%, 04/15/2032	170,419	0.0
900,000 (2)	Matador Resources Co., 6.875%, 04/15/2028	921,442	0.1
1,000,000 (5)	Medco Maple Tree Pte Ltd., 8.960%, 04/27/2029	1,043,125	0.1
625,000 (2)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	624,746	0.0
775,000	Murphy Oil Corp., 6.375%, 07/15/2028	780,729	0.1
550,000 (2)	NGL Energy Operating LLC / NGL Energy Finance Corp., 8.125%, 02/15/2029	563,660	0.0
350,000 (2)	NGL Energy Operating LLC / NGL Energy Finance Corp., 8.375%, 02/15/2032	359,020	0.0
825,000 (2)	Permian Resources Operating LLC, 5.875%, 07/01/2029	811,922	0.1
1,000,000	Petroleos del Peru SA, 4.750%, 06/19/2032	785,000	0.1
4,700,000	Petroleos Mexicanos, 5.950%, 01/28/2031	3,773,630	0.2
33,000	Petroleos Mexicanos, 6.700%, 02/16/2032	27,522	0.0
3,300,000 (5)	Petroleos Mexicanos, 10.000%, 02/07/2033	3,283,170	0.2
1,500,000 (2)(5)	Raizen Fuels Finance SA, 6.450%, 03/05/2034	1,536,000	0.1
1,025,000	Southwestern Energy Co., 5.375%, 02/01/2029	996,432	0.1
315,000	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 05/15/2029	293,085	0.0
690,000	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 04/30/2030	632,461	0.0
300,000 (2)(5)	Talos Production, Inc., 9.000%, 02/01/2029	318,817	0.0
375,000 (2)	Talos Production, Inc., 9.375%, 02/01/2031	400,064	0.0
438,750 (2)	Transocean Poseidon Ltd., 6.875%, 02/01/2027	439,541	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
95,000 (2)	Transocean Titan Financing Ltd., 8.375%, 02/01/2028	$99,234	0.0
525,000 (2)	Transocean, Inc., 7.500%, 01/15/2026	523,430	0.0
800,000 (2)	Venture Global Calcasieu Pass LLC, 4.125%, 08/15/2031	711,964	0.0
875,000 (2)	Venture Global LNG, Inc., 8.125%, 06/01/2028	893,210	0.1
775,000 (2)	Venture Global LNG, Inc., 8.375%, 06/01/2031	799,718	0.1
600,000 (2)	Venture Global LNG, Inc., 9.500%, 02/01/2029	647,093	0.0
		52,416,179	2.8

	Financial: 2.1%
385,000 (2)	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 7.000%, 01/15/2031	389,148	0.0
425,000 (5)	Ally Financial, Inc., 5.750%, 11/20/2025	422,135	0.0
350,000	Ally Financial, Inc., 6.700%, 02/14/2033	353,941	0.0
85,000 (2)	AmWINS Group, Inc., 6.375%, 02/15/2029	85,512	0.0
300,000 (2)	Ardonagh Finco Ltd., 7.750%, 02/15/2031	298,952	0.0
300,000 (2)	Ardonagh Group Finance Ltd., 8.875%, 02/15/2032	296,522	0.0
775,000 (2)	Aretec Escrow Issuer, Inc., 7.500%, 04/01/2029	738,660	0.1
1,350,000 (2)	Banco do Brasil SA/ Cayman, 6.000%, 03/18/2031	1,351,350	0.1
1,250,000	Banco Nacional de Panama, 2.500%, 08/11/2030	976,563	0.1
3,000,000 (1)	Bank of America Corp., MTN, 3.384%, 04/02/2026	2,935,043	0.2
226,000 (1)(5)	Bank of America Corp. RR, 4.375%, 12/31/2199	212,427	0.0
1,800,000 (1)(2)	BBVA Bancomer SA/Texas, 8.450%, 06/29/2038	1,906,312	0.1
825,000 (2)	BroadStreet Partners, Inc., 5.875%, 04/15/2029	764,379	0.1
625,000 (2)	Burford Capital Global Finance LLC, 6.875%, 04/15/2030	614,282	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
2,000,000 (1)	Capital One Financial Corp., 4.166%, 05/09/2025	$1,995,959	0.1
1,800,000 (1)(2)	Danske Bank A/S, 6.466%, 01/09/2026	1,806,899	0.1
500,000 (2)	Freedom Mortgage Corp., 6.625%, 01/15/2027	485,574	0.0
430,000 (2)	Freedom Mortgage Corp., 12.250%, 10/01/2030	473,354	0.0
2,000,000 (1)	JPMorgan Chase & Co., 2.083%, 04/22/2026	1,927,620	0.1
198,000 (1)	JPMorgan Chase & Co., 4.452%, 12/05/2029	193,085	0.0
650,000 (2)(5)	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.750%, 06/15/2029	591,454	0.0
250,000 (2)	Macquarie Airfinance Holdings Ltd., 6.400%, 03/26/2029	254,141	0.0
400,000 (2)	Midcap Financial Issuer Trust, 5.625%, 01/15/2030	345,214	0.0
515,000 (2)	Midcap Financial Issuer Trust, 6.500%, 05/01/2028	475,570	0.0
2,000,000 (1)	Morgan Stanley, 0.985%, 12/10/2026	1,853,647	0.1
2,000,000 (1)	Morgan Stanley, 2.188%, 04/28/2026	1,930,096	0.1
2,500,000 (1)	Morgan Stanley, 4.679%, 07/17/2026	2,473,954	0.1
9,000 (1)	Morgan Stanley, 5.466%, 01/18/2035	9,084	0.0
16,000 (1)	Morgan Stanley, 6.627%, 11/01/2034	17,515	0.0
61,000 (1)	Morgan Stanley, MTN, 5.424%, 07/21/2034	61,215	0.0
650,000	MPT Operating Partnership L.P. / MPT Finance Corp., 4.625%, 08/01/2029	499,420	0.0
750,000 (5)	MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/2027	628,894	0.1
475,000 (2)	Nationstar Mortgage Holdings, Inc., 5.000%, 02/01/2026	465,231	0.0
875,000 (2)	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/2030	794,641	0.1
500,000 (5)	Navient Corp., 4.875%, 03/15/2028	466,483	0.0
350,000 (5)	Navient Corp., 5.000%, 03/15/2027	335,563	0.0
250,000	Navient Corp., 6.750%, 06/25/2025	252,082	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
187,000 (1)	Northern Trust Corp., 3.375%, 05/08/2032	$174,394	0.0
340,000	OneMain Finance Corp., 4.000%, 09/15/2030	291,306	0.0
800,000 (5)	OneMain Finance Corp., 5.375%, 11/15/2029	752,818	0.1
275,000	OneMain Finance Corp., 7.125%, 03/15/2026	280,176	0.0
675,000 (2)	Panther Escrow Issuer LLC, 7.125%, 06/01/2031	686,819	0.1
500,000 (2)	PRA Group, Inc., 5.000%, 10/01/2029	421,822	0.0
165,000 (2)	RHP Hotel Properties L.P. / RHP Finance Corp., 6.500%, 04/01/2032	165,660	0.0
925,000 (2)	RHP Hotel Properties L.P. / RHP Finance Corp., 7.250%, 07/15/2028	953,785	0.1
175,000 (2)	RLJ Lodging Trust L.P., 3.750%, 07/01/2026	166,779	0.0
10,000 (1)	Truist Financial Corp., MTN, 5.711%, 01/24/2035	10,048	0.0
1,750,000 (2)	Trust Fibra Uno, 7.375%, 02/13/2034	1,752,581	0.1
980,000 (2)	United Wholesale Mortgage LLC, 5.750%, 06/15/2027	953,705	0.1
63,000 (1)	Wells Fargo & Co., 5.499%, 01/23/2035	63,172	0.0
2,000,000 (1)	Wells Fargo & Co., MTN, 4.540%, 08/15/2026	1,975,007	0.1
70,000 (1)	Wells Fargo & Co., MTN, 5.557%, 07/25/2034	70,301	0.0
625,000 (2)	XHR L.P., 4.875%, 06/01/2029	579,108	0.0
100,000 (2)	XHR L.P., 6.375%, 08/15/2025	100,203	0.0
		39,079,605	2.1

	Industrial: 1.7%
650,000 (2)	AAR Escrow Issuer LLC, 6.750%, 03/15/2029	655,814	0.0
775,000 (2)	Ambipar Lux Sarl, 9.875%, 02/06/2031	776,085	0.1
525,000 (2)	AmeriTex HoldCo Intermediate LLC, 10.250%, 10/15/2028	564,326	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
1,025,000 (2)(6)	ARD Finance SA, 6.500% (PIK Rate 7.250%, Cash Rate 6.500%), 06/30/2027	$344,080	0.0
1,025,000 (2)(5)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 5.250%, 08/15/2027	646,852	0.0
575,000	Ball Corp., 3.125%, 09/15/2031	489,269	0.0
300,000 (5)	Ball Corp., 6.875%, 03/15/2028	308,197	0.0
140,000 (2)	Bombardier, Inc., 7.250%, 07/01/2031	140,460	0.0
475,000 (2)(5)	Bombardier, Inc., 7.500%, 02/01/2029	489,656	0.0
518,000 (2)	Bombardier, Inc., 7.875%, 04/15/2027	518,686	0.0
200,000 (2)(5)	Bombardier, Inc., 8.750%, 11/15/2030	213,805	0.0
725,000 (2)	Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 02/01/2026	716,686	0.1
875,000 (2)	Builders FirstSource, Inc., 5.000%, 03/01/2030	835,588	0.1
150,000 (2)	Cascades, Inc. / Cascades USA, Inc., 5.125%, 01/15/2026	147,156	0.0
775,000 (2)	Cascades, Inc. / Cascades USA, Inc., 5.375%, 01/15/2028	745,142	0.1
1,775,000 (1)	Cemex SAB de CV, 5.125%, 12/31/2199	1,720,641	0.1
800,000 (2)	Chart Industries, Inc., 7.500%, 01/01/2030	831,757	0.1
725,000 (2)	Clean Harbors, Inc., 6.375%, 02/01/2031	731,100	0.1
725,000 (2)	Clydesdale Acquisition Holdings, Inc., 8.750%, 04/15/2030	713,099	0.0
875,000 (2)	Emerald Debt Merger Sub LLC, 6.625%, 12/15/2030	884,488	0.1
1,025,000 (2)	Energizer Holdings, Inc., 4.750%, 06/15/2028	950,322	0.1
950,000 (2)	Fortress Transportation and Infrastructure Investors LLC, 5.500%, 05/01/2028	921,499	0.1
275,000 (2)	Fortress Transportation and Infrastructure Investors LLC, 6.500%, 10/01/2025	274,800	0.0
750,000 (2)	GFL Environmental, Inc., 4.000%, 08/01/2028	692,170	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
300,000 (2)(5)	GFL Environmental, Inc., 4.250%, 06/01/2025	$295,313	0.0
450,000 (2)	GFL Environmental, Inc., 4.375%, 08/15/2029	414,982	0.0
325,000 (2)	Global Infrastructure Solutions, Inc., 5.625%, 06/01/2029	298,346	0.0
350,000 (2)	Global Infrastructure Solutions, Inc., 7.500%, 04/15/2032	342,668	0.0
825,000 (2)	Graham Packaging Co., Inc., 7.125%, 08/15/2028	748,975	0.1
975,000 (2)	Imola Merger Corp., 4.750%, 05/15/2029	915,072	0.1
400,000 (2)(6)	Intelligent Packaging Holdco Issuer L.P., 9.000% (PIK Rate 9.750%, Cash Rate 9.000%), 01/15/2026	379,514	0.0
650,000 (2)	Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, 6.000%, 09/15/2028	618,093	0.0
575,000 (2)	Maxim Crane Works Holdings Capital LLC, 11.500%, 09/01/2028	624,134	0.0
800,000 (2)	New Enterprise Stone & Lime Co., Inc., 9.750%, 07/15/2028	820,576	0.1
700,000 (2)(5)	Owens-Brockway Glass Container, Inc., 7.250%, 05/15/2031	713,826	0.0
625,000 (2)	Roller Bearing Co. of America, Inc., 4.375%, 10/15/2029	573,043	0.0
400,000 (2)	Rolls-Royce PLC, 3.625%, 10/14/2025	388,435	0.0
800,000 (2)	Rolls-Royce PLC, 5.750%, 10/15/2027	802,885	0.1
725,000 (2)(5)	Sealed Air Corp., 4.000%, 12/01/2027	680,162	0.0
125,000 (2)	Sealed Air Corp., 5.125%, 12/01/2024	124,606	0.0
425,000 (2)(5)	Sealed Air Corp/Sealed Air Corp. US, 6.125%, 02/01/2028	426,245	0.0
325,000 (2)	Sensata Technologies BV, 5.000%, 10/01/2025	321,250	0.0
875,000 (2)	Sensata Technologies, Inc., 3.750%, 02/15/2031	757,765	0.1
600,000 (2)	Smyrna Ready Mix Concrete LLC, 8.875%, 11/15/2031	641,824	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
870,000 (2)	Standard Industries, Inc., 3.375%, 01/15/2031	$730,403	0.1
510,000 (2)	Standard Industries, Inc., 4.375%, 07/15/2030	458,613	0.0
625,000 (2)(5)	Summit Materials LLC / Summit Materials Finance Corp., 5.250%, 01/15/2029	609,642	0.0
440,000 (2)	Summit Materials LLC / Summit Materials Finance Corp., 6.500%, 03/15/2027	439,998	0.0
200,000 (2)	TK Elevator Holdco GmbH, 7.625%, 07/15/2028	196,301	0.0
775,000 (5)	TransDigm, Inc., 4.625%, 01/15/2029	720,134	0.1
600,000	TransDigm, Inc., 5.500%, 11/15/2027	587,725	0.0
550,000 (2)	TransDigm, Inc., 6.625%, 03/01/2032	556,348	0.0
475,000 (2)	TransDigm, Inc., 6.875%, 12/15/2030	484,735	0.0
650,000 (2)	Weekley Homes LLC / Weekley Finance Corp., 4.875%, 09/15/2028	601,610	0.0
		31,584,901	1.7

	Technology: 0.4%
1,650,000 (2)	Cloud Software Group, Inc., 6.500%, 03/31/2029	1,567,156	0.1
525,000 (2)(5)	Cloud Software Group, Inc., 9.000%, 09/30/2029	504,038	0.0
500,000 (2)	Entegris Escrow Corp., 5.950%, 06/15/2030	494,561	0.0
350,000 (2)	Entegris, Inc., 3.625%, 05/01/2029	314,692	0.0
575,000 (2)	McAfee Corp., 7.375%, 02/15/2030	527,931	0.0
650,000 (2)	NCR Atleos Escrow Corp., 9.500%, 04/01/2029	695,912	0.1
400,000 (2)	Open Text Corp., 3.875%, 12/01/2029	356,804	0.0
800,000 (2)	Open Text Holdings, Inc., 4.125%, 02/15/2030	717,256	0.1
800,000 (2)	UKG, Inc., 6.875%, 02/01/2031	815,566	0.1
625,000 (2)	Virtusa Corp., 7.125%, 12/15/2028	561,739	0.0
		6,555,655	0.4

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: 1.1%
392,838	AES Panama Generation Holdings SRL, 4.375%, 05/31/2030	$343,242	0.0
1,301,275 (2)	AES Panama Generation Holdings SRL, 4.375%, 05/31/2030	1,136,989	0.1
800,000 (2)	Atlantica Sustainable Infrastructure PLC, 4.125%, 06/15/2028	735,703	0.1
475,000 (2)	Calpine Corp., 4.500%, 02/15/2028	450,895	0.0
375,000 (2)	Calpine Corp., 5.000%, 02/01/2031	344,373	0.0
550,000 (2)	Calpine Corp., 5.125%, 03/15/2028	528,324	0.0
100,000 (2)	Calpine Corp., 5.250%, 06/01/2026	99,038	0.0
1,250,000 (2)	Comision Federal de Electricidad, 4.688%, 05/15/2029	1,178,906	0.1
4,028,000 (1)	Dominion Energy, Inc. B, 4.650%, 12/31/2199	3,962,843	0.2
743,000 (1)	Duke Energy Corp., 4.875%, 12/31/2199	738,379	0.1
3,681,000 (1)	National Rural Utilities Cooperative Finance Corp., 8.489%, (TSFR3M + 3.172%), 04/30/2043	3,680,512	0.2
2,875,000 (1)	NextEra Energy Capital Holdings, Inc., 5.650%, 05/01/2079	2,764,105	0.2
2,950,000	South Jersey Industries, Inc., 5.020%, 04/15/2031	2,336,771	0.1
660,000	TransAlta Corp., 7.750%, 11/15/2029	686,690	0.0
475,000 (2)	Vistra Operations Co. LLC, 4.375%, 05/01/2029	440,527	0.0
625,000 (2)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	615,827	0.0
300,000 (2)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	295,633	0.0
475,000 (2)	Vistra Operations Co. LLC, 7.750%, 10/15/2031	497,805	0.0
		20,836,562	1.1
	Total Corporate Bonds/ Notes (Cost $305,684,713)	298,670,237	16.2
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 13.6%
	Automobile Asset-Backed Securities: 0.3%
1,992,834	AmeriCredit Automobile Receivables Trust 2019-3 D, 2.580%, 09/18/2025	$1,989,652	0.1
4,400,000	AmeriCredit Automobile Receivables Trust 2020-1 D, 1.800%, 12/18/2025	4,348,580	0.2
		6,338,232	0.3

	Home Equity Asset-Backed Securities: 0.5%
2,010,944 (1)(2)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A2, 6.336%, 02/25/2038	1,559,749	0.1
2,743,729 (1)(2)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A3, 7.250%, 02/25/2038	2,088,974	0.1
294,417 (1)	GSAA Home Equity Trust 2006-3 A3, 6.044%, (TSFR1M + 0.714%), 03/25/2036	145,106	0.0
1,890,114 (1)	GSAA Home Equity Trust 2006-4 4A3, 4.230%, 03/25/2036	1,151,429	0.1
822,790 (1)	GSAA Home Equity Trust 2007-1 1A1, 5.604%, (TSFR1M + 0.274%), 02/25/2037	233,445	0.0
810,722 (1)	GSAA Trust 2006-7 AF2, 5.995%, 03/25/2046	297,768	0.0
714,759 (1)	Morgan Stanley Mortgage Loan Trust 2007-10XS A2, 6.250%, 02/25/2037	397,707	0.0
336,858 (1)	Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A4A, 5.904%, (TSFR1M + 0.574%), 02/25/2037	296,813	0.0
2,968,534 (1)	Renaissance Home Equity Loan Trust 2004-4 MF2, 5.818%, 02/25/2035	2,581,977	0.2
		8,752,968	0.5

	Other Asset-Backed Securities: 11.8%
3,650,000 (2)	ACHV ABS TRUST 2024-1PL A, 5.900%, 04/25/2031	3,651,849	0.2
2,000,000 (1)(2)	AMMC CLO XI Ltd. 2012-11A CR2, 7.479%, (TSFR3M + 2.162%), 04/30/2031	1,986,068	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
2,700,000 (1)(2)	Apidos CLO XXIV 2016-24A BRR, 7.629%, (TSFR3M + 2.312%), 10/20/2030	$2,703,367	0.1
2,900,000 (1)(2)	Apidos CLO XXXIII 2020-33A CR, 7.480%, (TSFR3M + 2.162%), 10/24/2034	2,892,498	0.2
742,500 (2)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2II, 4.723%, 06/05/2049	715,061	0.0
263,543 (2)	Aqua Finance Trust 2019-A A, 3.140%, 07/16/2040	247,893	0.0
3,000,000 (1)(2)	Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL4 A, 6.790%, (TSFR1M + 1.464%), 11/15/2036	2,984,133	0.2
500,000 (1)(2)	Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL4 D, 8.340%, (TSFR1M + 3.014%), 11/15/2036	478,384	0.0
2,500,000 (2)	Atrium XIV LLC 14A A2BR, 2.304%, 08/23/2030	2,275,148	0.1
3,600,000 (1)(2)	Bain Capital CLO Ltd. 2024-1A C, 7.725%, (TSFR3M + 2.400%), 04/16/2037	3,602,560	0.2
2,000,000 (1)(2)	Barings CLO Ltd. 2018-3A C, 7.479%, (TSFR3M + 2.162%), 07/20/2029	2,001,556	0.1
2,000,000 (1)(2)	Benefit Street Partners CLO V-B Ltd. 2018-5BA B, 7.729%, (TSFR3M + 2.412%), 04/20/2031	2,002,936	0.1
1,000,000 (1)(2)	BlueMountain CLO Ltd. 2013-2A CR, 7.529%, (TSFR3M + 2.212%), 10/22/2030	986,746	0.1
1,000,000 (1)(2)	BlueMountain CLO Ltd. 2015-4A CR, 7.479%, (TSFR3M + 2.162%), 04/20/2030	996,323	0.1
2,000,000 (1)(2)	BlueMountain CLO XXIX Ltd. 2020-29A CR, 7.686%, (TSFR3M + 2.362%), 07/25/2034	1,991,826	0.1
1,250,000 (1)(2)	BlueMountain CLO XXVIII Ltd. 2021-28A C, 7.576%, (TSFR3M + 2.262%), 04/15/2034	1,237,591	0.1
1,866,750 (2)	Bojangles Issuer LLC 2020-1A A2, 3.832%, 10/20/2050	1,762,980	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
4,000,000 (1)(2)	Bristol Park CLO Ltd. 2016-1A CR, 7.526%, (TSFR3M + 2.212%), 04/15/2029	$4,004,820	0.2
750,000 (1)(2)	Buttermilk Park CLO Ltd. 2018-1A C, 7.676%, (TSFR3M + 2.362%), 10/15/2031	750,576	0.0
1,000,000 (1)(2)	Carlyle C17 CLO Ltd. C17A BR, 7.429%, (TSFR3M + 2.112%), 04/30/2031	1,000,882	0.1
4,500,000 (1)(2)	Carlyle Global Market Strategies CLO Ltd. 2014-1A CR2, 7.378%, (TSFR3M + 2.062%), 04/17/2031	4,469,643	0.2
4,600,000 (1)(2)	Carlyle US CLO Ltd. 2017-3A BR, 7.579%, (TSFR3M + 2.262%), 07/20/2029	4,605,515	0.2
4,100,000 (1)(2)	Carlyle US CLO Ltd. 2019-3A BRR, 7.923%, (TSFR3M + 2.600%), 04/20/2037	4,104,953	0.2
5,500,000 (1)(2)	CIFC Funding Ltd. 2019-2A CR, 7.678%, (TSFR3M + 2.362%), 04/17/2034	5,508,806	0.3
5,000,000 (1)(2)	Crown City CLO V 2023-5A B, 8.918%, (TSFR3M + 3.600%), 04/20/2034	5,004,720	0.3
676,010 (1)	CWABS Asset-Backed Certificates Trust 2005-AB2 M1, 6.149%, (TSFR1M + 0.819%), 09/25/2035	647,334	0.0
811,750 (2)	DB Master Finance LLC 2019-1A A23, 4.352%, 05/20/2049	775,517	0.0
429,750 (2)	DB Master Finance LLC 2019-1A A2II, 4.021%, 05/20/2049	416,374	0.0
4,007,750 (2)	DB Master Finance LLC 2021-1A A23, 2.791%, 11/20/2051	3,364,275	0.2
3,000,000 (1)(2)	Dewolf Park CLO Ltd. 2017-1A DR, 8.426%, (TSFR3M + 3.112%), 10/15/2030	3,003,246	0.2
556,500 (2)	Domino’s Pizza Master Issuer LLC 2015-1A A2II, 4.474%, 10/25/2045	546,437	0.0
1,034,000 (2)	Domino’s Pizza Master Issuer LLC 2017-1A A23, 4.118%, 07/25/2047	991,422	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
2,236,100 (2)	Domino’s Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	$2,177,088	0.1
3,408,000 (2)	Domino’s Pizza Master Issuer LLC 2019-1A A2, 3.668%, 10/25/2049	3,142,979	0.2
1,178,125 (2)	Driven Brands Funding LLC 2018-1A A2, 4.739%, 04/20/2048	1,157,355	0.1
2,090,000 (2)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	2,027,813	0.1
2,750,000 (1)(2)	Dryden 30 Senior Loan Fund 2013-30A DR, 8.169%, (TSFR3M + 2.862%), 11/15/2028	2,719,062	0.1
1,750,000 (1)(2)	Dryden 55 CLO Ltd. 2018-55A C, 7.476%, (TSFR3M + 2.162%), 04/15/2031	1,746,927	0.1
5,000,000 (1)(2)	Dryden 75 CLO Ltd. 2019-75A CR2, 7.376%, (TSFR3M + 2.062%), 04/15/2034	4,877,075	0.3
4,748,831 (1)(2)	FS Rialto 2021-FL3 A, 6.691%, (TSFR1M + 1.364%), 11/16/2036	4,737,392	0.3
5,650,000 (1)(2)	Invesco US CLO Ltd. 2023-1A CR, 7.686%, (TSFR3M + 2.400%), 04/22/2037	5,656,040	0.3
898,068 (2)	JG Wentworth XLII LLC 2018-2A B, 4.700%, 10/15/2077	808,687	0.0
1,350,000 (1)(2)	LCM XVIII L.P. 18A CR, 7.429%, (TSFR3M + 2.112%), 04/20/2031	1,350,227	0.1
2,800,000 (1)(2)	LCM XXIV Ltd. 24A CR, 7.479%, (TSFR3M + 2.162%), 03/20/2030	2,788,075	0.1
760,828 (2)	LCSS Financing LLC 2018-A A, 4.700%, 12/15/2062	647,874	0.0
1,000,000 (1)(2)	Madison Park Funding XIII Ltd. 2014-13A CR2, 7.471%, (TSFR3M + 2.162%), 04/19/2030	1,001,192	0.1
1,413,863 (2)	Marlette Funding Trust 2023-1A A, 6.070%, 04/15/2033	1,414,114	0.1
3,000,000 (1)(2)	MF1 LLC 2023-FL12 A, 7.392%, (TSFR1M + 2.066%), 10/19/2038	3,015,754	0.2
7,000,000 (1)(2)	MF1 Ltd. 2021-FL6 D, 7.991%, (TSFR1M + 2.664%), 07/16/2036	6,665,570	0.4
3,000,000 (1)(2)	MF1 Ltd. 2021-FL7 AS, 6.891%, (TSFR1M + 1.564%), 10/16/2036	2,947,897	0.2
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
1,943,613 (1)(2)	MF1 Ltd. 2022-FL8 A, 6.676%, (TSFR1M + 1.350%), 02/19/2037	$1,932,498	0.1
1,409,332 (2)	Mill City Solar Loan Ltd. 2019-2GS A, 3.690%, 07/20/2043	1,263,427	0.1
446,044 (2)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	417,948	0.0
570,083 (2)	Mosaic Solar Loan Trust 2018-2GS B, 4.740%, 02/22/2044	509,715	0.0
997,067 (2)	Mosaic Solar Loan Trust 2019-1A A, 4.370%, 12/21/2043	937,464	0.0
451,412 (2)	Mosaic Solar Loan Trust 2019-2A A, 2.880%, 09/20/2040	402,756	0.0
777,719 (2)	Mosaic Solar Loans LLC 2017-2A A, 3.820%, 06/22/2043	726,649	0.0
3,500,000 (1)(2)	Neuberger Berman Loan Advisers CLO 24 Ltd. 2017-24A CR, 7.521%, (TSFR3M + 2.212%), 04/19/2030	3,502,807	0.2
2,300,000 (1)(2)	Neuberger Berman Loan Advisers CLO 33 Ltd. 2019-33A CR, 7.476%, (TSFR3M + 2.162%), 10/16/2033	2,302,840	0.1
4,750,000 (1)(2)	Neuberger Berman Loan Advisers Clo 44 Ltd. 2021-44A C, 7.476%, (TSFR3M + 2.162%), 10/16/2034	4,753,087	0.3
6,000,000 (1)(2)	Oaktree CLO Ltd. 2021-1A C, 7.526%, (TSFR3M + 2.212%), 07/15/2034	5,942,148	0.3
2,150,000 (1)(2)	Oaktree CLO Ltd. 2024-25A C, 7.804%, (TSFR3M + 2.500%), 04/20/2037	2,150,630	0.1
1,000,000 (1)(2)	Octagon Investment Partners 31 Ltd. 2017-1A DRR, 8.869%, (TSFR3M + 3.550%), 07/20/2030	1,001,976	0.1
4,500,000 (1)(2)	Octagon Investment Partners 32 Ltd. 2017-1A CR, 7.626%, (TSFR3M + 2.312%), 07/15/2029	4,505,436	0.2
600,000 (1)(2)	Octagon Investment Partners 33 Ltd. 2017-1A B, 7.429%, (TSFR3M + 2.112%), 01/20/2031	599,394	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
4,500,000 (1)(2)	Octagon Investment Partners XIV Ltd. 2012-1A BRR, 7.676%, (TSFR3M + 2.362%), 07/15/2029	$4,506,894	0.2
1,500,000 (1)(2)	OHA Credit Funding 9 Ltd. 2021-9A C, 7.471%, (TSFR3M + 2.162%), 07/19/2035	1,501,983	0.1
4,250,000 (1)(2)	Palmer Square Loan Funding Ltd. 2021-2A C, 7.981%, (TSFR3M + 2.662%), 05/20/2029	4,254,603	0.2
3,000,000 (1)(2)	Peebles Park CLO Ltd. 2024-1A C, 7.704%, (TSFR3M + 2.400%), 04/21/2037	3,002,754	0.2
70,216 (1)	Popular ABS Mortgage Pass-Through Trust 2005-D A5, 3.520%, 01/25/2036	69,082	0.0
2,370,375 (2)	Primrose Funding LLC 2019-1A A2, 4.475%, 07/30/2049	2,275,092	0.1
1,710,000 (1)(2)	Rad CLO 1 Ltd. 2018-1A CR, 7.326%, (TSFR3M + 2.012%), 07/15/2031	1,699,227	0.1
1,600,000 (1)(2)	Rad CLO 10 Ltd. 2021-10A C, 7.327%, (TSFR3M + 2.012%), 04/23/2034	1,601,938	0.1
1,100,000 (1)(2)	Recette Clo Ltd. 2015-1A CRR, 7.329%, (TSFR3M + 2.012%), 04/20/2034	1,079,695	0.1
2,050,000 (1)(2)	Rockland Park CLO Ltd. 2021-1A C, 7.479%, (TSFR3M + 2.162%), 04/20/2034	2,037,813	0.1
2,250,000 (2)	Servpro Master Issuer LLC 2024-1A A2, 6.174%, 01/25/2054	2,281,485	0.1
3,270,000 (1)(2)	Shackleton CLO Ltd. 2019-15A CR, 7.726%, (TSFR3M + 2.412%), 01/15/2032	3,272,593	0.2
415,252 (2)	SoFi Consumer Loan Program Trust 2023-1S A, 5.810%, 05/15/2031	415,069	0.0
1,880,125 (2)	Sonic Capital LLC 2020-1A A2I, 3.845%, 01/20/2050	1,782,570	0.1
1,000,000 (1)(2)	Sound Point CLO VII-R Ltd. 2014-3RA C, 7.827%, (TSFR3M + 2.512%), 10/23/2031	991,654	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
750,000 (1)(2)	Stewart Park CLO Ltd. 2015-1A DR, 8.176%, (TSFR3M + 2.862%), 01/15/2030	$746,238	0.0
808,037 (2)	Sunnova Helios II Issuer LLC 2018-1A A, 4.870%, 07/20/2048	765,681	0.0
2,997,956 (2)	Sunnova Helios II Issuer LLC 2018-1A B, 7.710%, 07/20/2048	2,637,145	0.1
1,342,663 (2)	Sunnova Helios XI Issuer LLC 2023-A B, 5.600%, 05/20/2050	1,307,073	0.1
4,507,895 (2)	Sunnova Sol Issuer LLC 2020-1A A, 3.350%, 02/01/2055	3,919,749	0.2
1,753,722 (2)	Sunrun Athena Issuer LLC 2018-1 A, 5.310%, 04/30/2049	1,682,140	0.1
3,370,394 (2)	Sunrun Atlas Issuer LLC 2019-2 A, 3.610%, 02/01/2055	3,086,083	0.2
5,455,377 (2)	Sunrun Jupiter Issuer LLC 2022-1A A, 4.750%, 07/30/2057	5,101,487	0.3
1,375,500 (2)	Taco Bell Funding LLC 2021-1A A23, 2.542%, 08/25/2051	1,138,930	0.1
1,000,000 (1)(2)	TCI-Flatiron Clo Ltd. 2017-1A C, 7.431%, (TSFR3M + 2.112%), 11/18/2030	999,938	0.1
2,250,000 (1)(2)	TCI-Flatiron Clo Ltd. 2018-1A CR, 7.331%, (TSFR3M + 2.012%), 01/29/2032	2,246,227	0.1
3,100,000 (1)(2)	TCW CLO Ltd. 2021-1A C, 7.479%, (TSFR3M + 2.162%), 03/18/2034	3,068,427	0.2
1,500,000 (1)(2)	Upland CLO Ltd. 2016-1A BR, 7.429%, (TSFR3M + 2.112%), 04/20/2031	1,501,357	0.1
707,296 (2)	Upstart Securitization Trust 2023-1 A, 6.590%, 02/20/2033	707,070	0.0
1,213,983 (2)	Wendy’s Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	1,147,859	0.1
3,051,390 (2)	Wendy’s Funding LLC 2019-1A A2I, 3.783%, 06/15/2049	2,930,710	0.2
2,000,000 (1)(2)	Wind River CLO Ltd. 2014-1A CRR, 7.510%, (TSFR3M + 2.212%), 07/18/2031	1,985,246	0.1
		217,285,147	11.8

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities: 1.0%
63,570 (2)	Commonbond Student Loan Trust-GS 2018-CGS C, 4.350%, 02/25/2046	$55,033	0.0
213,861 (2)	ELFI Graduate Loan Program LLC 2018-A B, 4.000%, 08/25/2042	194,360	0.0
479,703 (1)(2)	ELFI Graduate Loan Program LLC 2019-A B, 2.940%, 03/25/2044	382,564	0.0
1,092,294 (2)	Laurel Road Prime Student Loan Trust 2018-B BFX, 3.720%, 05/26/2043	1,045,210	0.1
3,002,285 (2)	Navient Private Education Refi Loan Trust 2019-FA A2, 2.600%, 08/15/2068	2,811,635	0.2
4,000,000 (2)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	3,488,667	0.2
1,000,000 (2)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	940,479	0.1
2,000,000 (2)	Sofi Professional Loan Program LLC 2019-B BFX, 3.730%, 08/17/2048	1,759,762	0.1
3,000,000 (2)	Sofi Professional Loan Program LLC 2019-C BFX, 3.050%, 11/16/2048	2,537,153	0.1
1,000,000 (1)(2)	SoFi Professional Loan Program LLC 2017-C C, 4.210%, 07/25/2040	924,910	0.0
1,000,000 (2)	SoFi Professional Loan Program LLC 2017-E C, 4.160%, 11/26/2040	920,172	0.0
1,000,000 (2)	SoFi Professional Loan Program Trust 2018-D BFX, 4.140%, 02/25/2048	907,680	0.0
4,400,000 (2)	SoFi Professional Loan Program Trust 2020-B BFX, 2.730%, 05/15/2046	3,437,508	0.2
		19,405,133	1.0

	Total Asset-Backed Securities (Cost $260,451,455)	251,781,480	13.6

BANK LOANS: 7.6%
	Aerospace & Defense: 0.1%
149,250	Barnes Group Inc, 2024 Term Loan, 7.940%, (TSFR3M+2.500%), 09/03/2030	149,530	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Aerospace & Defense: (continued)
139,300	Dynasty Acquisition Co., Inc., 2023 Term Loan B1, 9.882%, (TSFR1M+4.000%), 08/24/2028	$139,692	0.0
59,700	Dynasty Acquisition Co., Inc., 2023 Term Loan B2, 9.882%, (TSFR1M+4.000%), 08/24/2028	59,868	0.0
64,955	Dynasty Acquisition Co., Inc., 2024 Term Loan B1, 8.840%, (TSFR1M+3.500%), 08/24/2028	65,056	0.0
25,045	Dynasty Acquisition Co., Inc., 2024 Term Loan B2, 8.840%, (TSFR1M+3.500%), 08/24/2028	25,076	0.0
1,502,668	Peraton Corp., Term Loan B, 8.953%, (TSFR1M+3.750%), 02/01/2028	1,503,741	0.1
150,000	Swissport, Term Loan, 8.840%, (TSFR1M+3.500%), 03/26/2031	149,250	0.0
		2,092,213	0.1

	Air Transport: 0.1%
185,426	LaserShip, Inc., 2021 Term Loan, 9.693%, (TSFR3M+4.500%), 05/07/2028	173,373	0.0
350,000	Savage Enterprises LLC, 2021 Term Loan B, 8.606%, (TSFR1M+3.250%), 09/15/2028	350,750	0.0
460,296	Worldwide Express Operations, LLC, 2021 1st Lien Term Loan, 9.504%, (TSFR3M+4.000%), 07/26/2028	458,713	0.1
170,000	Worldwide Express Operations, LLC, 2021 2nd Lien Term Loan, 12.504%, (TSFR3M+7.000%), 07/26/2029	152,965	0.0
		1,135,801	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Auto Components: 0.1%
633,503	American Axle and Manufacturing, Inc., 2022 Term Loan B, 9.382%, (TSFR1M+3.500%), 12/13/2029	$635,878	0.1
521,441	Holley Purchaser, Inc., 2021 Term Loan, 9.184%, (TSFR1M+3.750%), 11/17/2028	516,506	0.0
320,187	RC Buyer, Inc., 2021 Term Loan, 9.004%, (TSFR1M+3.500%), 07/28/2028	319,187	0.0
296,780	RealTruck Group, Inc., 2021 Term Loan B, 8.967%, (TSFR1M+3.500%), 01/31/2028	294,462	0.0
		1,766,033	0.1

	Automotive: 0.1%
369,005	Dealer Tire Financial, LLC, 2024 Term Loan B3, 9.090%, (TSFR1M+3.750%), 12/14/2027	372,234	0.0
283,833	IXS Holdings, Inc., 2020 Term Loan B, 9.479%, (TSFR6M+4.250%), 03/05/2027	270,959	0.0
399,555	MajorDrive Holdings IV LLC, Term Loan B, 9.500%, (TSFR3M+4.000%), 06/01/2028	400,637	0.1
		1,043,830	0.1

	Basic Materials: 0.2%
199,001	Arsenal AIC Parent LLC, 2024 Term Loan B, 9.090%, (TSFR1M+3.750%), 08/19/2030	200,037	0.0
149,625	Element Solutions Inc., 2023 Term Loan B, 8.800%, (TSFR1M+2.000%), 12/15/2030	149,879	0.0
496,250	INEOS Quattro Holdings UK Ltd, 2023 USD Term Loan, 9.632%, (US0006M+3.750%), 03/14/2030	495,630	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Basic Materials: (continued)
704,675	Ineos US Finance LLC, 2023 USD Term Loan B, 8.753%, (US0006M+3.500%), 02/09/2030	$705,556	0.1
600,463	Starfruit Finco B.V, 2023 Term Loan B, 8.990%, (US0006M+4.000%), 04/03/2028	602,620	0.1
363,673	U.S. Silica Company, 2023 Term Loan B, 9.953%, (US0006M+4.750%), 03/25/2030	364,582	0.0
568,546	W.R. Grace & Co.-Conn., 2021 Term Loan B, 9.190%, (TSFR3M+3.750%), 09/22/2028	570,619	0.0
		3,088,923	0.2

	Building & Development: 0.1%
496,164	Cornerstone Building Brands, Inc., 2021 Term Loan B, 9.132%, (TSFR1M+3.250%), 04/12/2028	494,419	0.1
278,008	LBM Acquisition LLC, Term Loan B, 9.632%, (TSFR1M+3.750%), 12/17/2027	277,603	0.0
288,426	LHS Borrower, LLC, 2022 Term Loan B, 9.953%, (US0006M+4.750%), 02/16/2029	274,485	0.0
85,000	Quikrete Holdings, Inc., 2024 Term Loan B, 8.840%, (TSFR1M+3.500%), 04/12/2031	85,106	0.0
440,651	Standard Industries Inc., 2021 Term Loan B, 7.692%, (TSFR1M+2.250%), 09/22/2028	441,370	0.0
248,082	Wilsonart LLC, 2021 Term Loan E, 9.132%, (TSFR3M+3.250%), 12/31/2026	248,616	0.0
		1,821,599	0.1

	Business Equipment & Services: 0.1%
170,712	Ensono, LP, 2021 Term Loan, 9.288%, (TSFR3M+4.000%), 05/26/2028	166,018	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services: (continued)
752,567	Open Text Corporation, 2023 Term Loan B, 8.632%, (TSFR1M+2.750%), 01/31/2030	$754,174	0.1
418,656	VM Consolidated, Inc., 2024 Term Loan B, 8.090%, (TSFR1M+2.750%), 03/26/2028	420,880	0.0
1,042	West Corporation, 2023 Term Loan B3, 9.882%, (TSFR3M+4.000%), 10/10/2024	1,023	0.0
		1,342,095	0.1

	Chemicals & Plastics: 0.2%
720,353	Charter NEX US, Inc., 2024 Term Loan B, 8.840%, (TSFR1M+3.500%), 12/01/2027	722,399	0.1
456,421	ECO Services Operations Corp, 2021 Term Loan B, 7.645%, (TSFR3M+2.500%), 06/09/2028	456,742	0.0
99,237	GEON Performance Solutions, LLC, 2021 Term Loan, 10.382%, (TSFR3M+4.750%), 08/18/2028	99,485	0.0
415,884	Ineos US Finance LLC, 2021 USD Term Loan B, 7.584%, (TSFR1M+2.500%), 11/08/2028	413,181	0.0
475,399	Lonza Group AG, USD Term Loan B, 9.267%, (TSFR3M+3.925%), 07/03/2028	448,212	0.0
690,284	LSF11 A5 Holdco LLC, Term Loan, 8.717%, (US0006M+3.500%), 10/15/2028	691,147	0.1
148,858	Olympus Water US Holding Corporation, 2021 USD Term Loan B, 9.632%, (US0006M+3.750%), 11/09/2028	149,090	0.0
39,898	Sparta U.S. HoldCo LLC, 2021 Term Loan, 9.132%, (US0006M+3.250%), 08/02/2028	39,998	0.0
		3,020,254	0.2
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Clothing/Textiles: 0.0%
263,013	Samsonite International S.A., 2023 Term Loan, 7.826%, (TSFR1M+2.750%), 06/10/2030	$263,793	0.0

	Commodities: 0.2%
801,171	Core & Main LP, 2021 Term Loan B, 7.686%, (TSFR6M+2.500%), 08/01/2024	802,006	0.1
425,735	Foundation Building Materials Holding Company LLC, 2021 Term Loan, 8.523%, (TSFR3M+3.250%), 01/31/2028	426,678	0.0
145,000	Foundation Building Materials Holding Company LLC, 2024 Term Loan B2, 9.340%, (TSFR1M+4.000%), 01/26/2031	145,770	0.0
695,000	Setanta Aircraft Leasing Designated Activity Company, Term Loan B, 7.538%, (TSFR3M+2.000%), 11/05/2028	697,358	0.0
430,584	Specialty Building Products Holdings, LLC, 2021 Term Loan B, 8.443%, (US0006M+3.750%), 10/15/2028	429,844	0.0
248,724	SRS Distribution Inc., 2021 Term Loan B, 9.382%, (US0006M+3.500%), 06/05/2028	250,486	0.0
908,520	White Cap Buyer LLC, Term Loan B, 8.853%, (TSFR1M+3.750%), 10/19/2027	912,259	0.1
249,560	Windsor Holdings III, LLC, USD Term Loan B, 9.580%, (TSFR1M+4.500%), 08/01/2030	250,680	0.0
		3,915,081	0.2

	Communications: 0.4%
363,568	AP Core Holdings II, LLC, Amortization Term Loan B1, 10.693%, (US0006M+5.500%), 09/01/2027	357,115	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Communications: (continued)
58,605	Arches Buyer Inc., 2021 Term Loan B, 8.590%, (TSFR1M+3.250%), 12/06/2027	$56,890	0.0
190,000	Cengage Learning, Inc., 2024 Term Loan B, 9.690%, (TSFR3M+4.250%), 03/24/2031	190,007	0.0
839,018	Charter Communications Operating, LLC, 2019 Term Loan B2, 6.795%, (TSFR1M+1.750%), 02/01/2027	839,562	0.1
498,750	CNT Holdings I Corp, 2020 Term Loan, 8.840%, (TSFR1M+3.500%), 11/08/2027	500,246	0.1
398,977	Dotdash Meredith Inc, Term Loan B, 8.840%, (TSFR1M+3.500%), 12/01/2028	396,151	0.0
150,000	Fleet Midco I Limited, 2024 Term Loan B, 8.690%, (TSFR3M+3.250%), 01/31/2031	150,375	0.0
826,768	Go Daddy Operating Company, LLC, 2024 Term Loan B6, 7.340%, (TSFR1M+2.000%), 11/12/2029	827,113	0.1
299,104	GOGO Intermediate Holdings LLC, Term Loan B, 8.840%, (TSFR1M+3.500%), 04/30/2028	298,987	0.0
349,068	GoodRx, Inc., 1st Lien Term Loan, 8.840%, (TSFR1M+3.500%), 10/10/2025	349,177	0.0
91,976	GoTo Group, Inc., 2024 First Out Term Loan, 10.190%, (TSFR3M+4.750%), 08/31/2027	87,895	0.0
91,976	GoTo Group, Inc., 2024 Second Out Term Loan, 10.190%, (TSFR3M+4.750%), 08/31/2027	70,821	0.0
250,000	I-Logic Technologies Bidco Limited, 2021 USD Term Loan B, 9.882%, (TSFR3M+4.000%), 02/16/2028	250,000	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Communications: (continued)
265,000	Magnite Inc, 2024 Term Loan B, 9.940%, (TSFR3M+4.500%), 01/30/2031	$265,662	0.0
334,158	MH Sub I, LLC, 2023 Term Loan, 9.590%, (TSFR1M+4.250%), 05/03/2028	332,696	0.0
638,367	Proofpoint, Inc., 1st Lien Term Loan, 8.840%, (TSFR1M+3.500%), 08/31/2028	639,165	0.1
200,000	Tiger Acquisition, LLC, 2021 Term Loan, 8.840%, (TSFR1M+3.500%), 06/01/2028	198,625	0.0
390,246	Uber Technologies, Inc., 2023 Term Loan B, 8.014%, (TSFR3M+2.750%), 03/03/2030	392,414	0.0
260,000	WeddingWire, Inc., 2023 Term Loan, 9.922%, (TSFR1M+4.500%), 01/29/2028	260,000	0.0
		6,462,901	0.4

	Consumer, Cyclical: 0.6%
498,750	84 Lumber Company, 2023 Term Loan B, 8.206%, (TSFR1M+2.750%), 12/02/2030	501,140	0.0
150,000	Amer Sports Company, USD Term Loan, 8.690%, (TSFR3M+3.250%), 02/18/2031	150,375	0.0
123,417	American Airlines, Inc., 2017 1st Lien Term Loan, 7.090%, (TSFR1M+1.750%), 02/15/2031	123,348	0.0
87,500	American Airlines, Inc., 2021 Term Loan, 10.190%, (TSFR3M+4.750%), 04/20/2028	91,021	0.0
481,932	Ascend Learning, LLC, 2021 Term Loan, 8.584%, (US0006M+3.500%), 12/10/2028	479,996	0.0
604,774	Autokiniton US Holdings, Inc., 2024 Term Loan B, 9.440%, (TSFR3M+4.000%), 04/06/2028	607,528	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Consumer, Cyclical: (continued)
495,000	Caesars Entertainment Inc., 2024 Term Loan B1, 8.190%, (TSFR3M+2.750%), 02/06/2031	$496,052	0.0
826,928	Clarios Global LP, 2024 Term Loan B, 8.340%, (TSFR1M+3.000%), 05/06/2030	829,512	0.1
86,380	Crocs, Inc., 2024 Term Loan, 7.590%, (TSFR1M+2.250%), 02/19/2029	86,672	0.0
750,000	Delta 2 (LUX) S.a.r.l., 2022 Term Loan B, 7.598%, (TSFR3M+2.250%), 01/15/2030	751,688	0.1
234,450	First Brands Group, LLC, 2022 Incremental Term Loan, 10.440%, (TSFR3M+5.000%), 03/30/2027	235,095	0.0
852,863	Flutter Financing B.V., Term Loan B, 7.698%, (TSFR3M+2.250%), 11/16/2030	854,004	0.1
419,691	GVC Holdings (Gibraltar) Limited, 2022 USD Term Loan B2, 8.437%, (US0006M+3.500%), 10/31/2029	421,746	0.0
290,000	Hilton Domestic Operating Company, Inc., 2023 Term Loan B4, 7.457%, (TSFR1M+2.000%), 11/08/2030	290,799	0.0
300,000	Homeserve USA Holding Corp, Term Loan, 8.358%, (TSFR1M+3.000%), 10/21/2030	301,078	0.0
498,731	Hunter Douglas, USD Term Loan B1, 8.840%, (TSFR1M+3.500%), 02/26/2029	493,860	0.0
400,833	IRB Holding Corp, 2024 Term Loan B, 8.090%, (TSFR1M+2.750%), 12/15/2027	401,402	0.0
295,000	Kodiak Building Partners Inc., 2024 Term Loan B2, 8.840%, (TSFR1M+3.500%), 03/12/2028	295,645	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Consumer, Cyclical: (continued)
689,500	Light and Wonder International, Inc., 2024 Term Loan, 8.090%, (TSFR1M+2.750%), 04/16/2029	$691,762	0.1
349,112	PENN Entertainment, Inc., 2022 Term Loan B, 8.840%, (TSFR1M+3.500%), 05/03/2029	349,810	0.0
80,000	RealTruck Group, Inc., 2023 Incremental Term Loan, 10.882%, (TSFR1M+5.000%), 01/31/2028	79,450	0.0
95,000	SRS Distribution Inc., 2022 Incremental Term Loan, 8.590%, (TSFR1M+3.250%), 06/05/2028	95,475	0.0
150,000	Staples, Inc., Term Loan B2, 9.840%, (US0001M+4.500%), 09/12/2024	150,375	0.0
670,000	Station Casinos LLC, 2024 Term Loan B, 7.690%, (TSFR3M+2.250%), 03/07/2031	669,940	0.1
150,000	Thor Industries, Inc., 2023 USD Term Loan B2, 8.112%, (TSFR1M+2.750%), 11/15/2030	150,656	0.0
249,359	Tory Burch LLC, Term Loan B, 8.840%, (TSFR1M+3.500%), 04/16/2028	249,292	0.0
495,000	United Airlines, Inc., 2024 Term Loan B, 8.190%, (TSFR3M+2.750%), 02/14/2031	496,276	0.0
		10,343,997	0.6

	Consumer, Non-cyclical: 0.7%
200,000	American Airlines, Inc., 2023 1st Lien Term Loan, 8.869%, (TSFR6M+3.500%), 06/01/2029	200,819	0.0
390,000	Auris Luxembourg III S.a.r.l., 2024 USD Term Loan B2, 8.840%, (TSFR1M+3.500%), 02/14/2029	391,706	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Consumer, Non-cyclical: (continued)
468,825	Avis Budget Car Rental, LLC, 2023 Term Loan C, 8.456%, (TSFR1M+3.000%), 03/16/2029	$470,231	0.0
556,997	Bausch & Lomb Corporation, Term Loan, 8.592%, (TSFR1M+3.250%), 05/10/2027	552,223	0.1
894,647	Belron Finance US LLC, 2023 USD Term Loan, 7.340%, (TSFR1M+2.000%), 04/21/2028	896,510	0.1
500,000	Camelot U.S. Acquisition LLC, 2024 Term Loan B, 8.840%, (TSFR1M+3.500%), 01/31/2031	500,365	0.0
150,000	Ceva Sante Animale, 2023 USD Term Loan B, 9.616%, (TSFR3M+4.250%), 11/11/2030	150,703	0.0
805,000	Cotiviti Corporation, 2024 Term Loan, 8.840%, (TSFR1M+3.500%), 08/27/2025	806,342	0.1
460,350	Covetrus, Inc., Term Loan, 10.242%, (TSFR3M+5.000%), 10/13/2029	461,309	0.0
275,000	Fiesta Purchaser, Inc., 2024 Term Loan B, 9.440%, (TSFR3M+4.000%), 01/31/2031	275,709	0.0
64,511	Fugue Finance B.V., 2023 USD Term Loan B, 9.388%, (TSFR3M+4.000%), 01/31/2028	64,713	0.0
208,519	Hertz Corporation, (The), 2021 Term Loan B, 8.720%, (TSFR1M+3.250%), 06/30/2028	202,242	0.0
40,409	Hertz Corporation, (The), 2021 Term Loan C, 8.720%, (TSFR1M+3.250%), 06/30/2028	39,197	0.0
174,563	Hertz Corporation, (The), 2023 Incremental Term Loan B, 9.108%, (TSFR1M+3.750%), 06/30/2028	169,726	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Consumer, Non-cyclical: (continued)
324,188	IQVIA Inc., 2023 USD Term Loan B4, 7.348%, (TSFR3M+2.000%), 01/02/2031	$325,748	0.0
982,761	Jazz Financing Lux S.a.r.l., 2024 Term Loan B, 8.340%, (TSFR1M+3.000%), 05/05/2028	988,630	0.1
272,938	Kingpin Intermediate Holdings LLC, 2023 Term Loan B, 8.584%, (TSFR1M+3.500%), 02/08/2028	273,279	0.0
502,774	KUEHG Corp., 2023 Term Loan, 10.239%, (TSFR3M+5.000%), 06/12/2030	504,929	0.0
150,000	Mister Car Wash Holdings, Inc., 2024 Term Loan B, 8.840%, (TSFR1M+3.500%), 05/14/2026	150,469	0.0
421,147	Nielsen Consumer Inc., 2023 USD Fifth Amendment Incremental Term Loan, 12.132%, (TSFR1M+6.250%), 03/06/2028	419,042	0.0
250,000	Organon & Co, USD Term Loan, 8.472%, (TSFR1M+3.000%), 06/02/2028	250,898	0.0
179,537	Packaging Coordinators Midco, Inc., 2020 1st Lien Term Loan, 8.940%, (TSFR3M+3.500%), 11/30/2027	180,123	0.0
666,579	Pegasus BidCo BV, 2024 USD Term Loan, 9.190%, (TSFR3M+3.750%), 07/12/2029	667,691	0.1
498,734	Perrigo Investments, LLC, Term Loan B, 7.690%, (TSFR3M+2.250%), 04/20/2029	498,111	0.0
314,213	Prime Security Services Borrower, LLC, 2023 Term Loan B, 7.841%, (TSFR3M+2.500%), 10/13/2030	314,780	0.0
149,620	R1 RCM, Inc., 2022 Term Loan B, 8.440%, (TSFR3M+3.000%), 06/21/2029	150,200	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Consumer, Non-cyclical: (continued)
25,238 (7)	Ryan, LLC, Delayed Draw Term Loan, 8.800%, (TSFR3M+4.500%), 11/08/2030	$25,396	0.0
239,762	Ryan, LLC, Term Loan, 9.856%, (TSFR1M+4.500%), 11/08/2030	241,260	0.0
266,858	Sabre GLBL Inc., 2022 1st Lien Term Loan B, 10.203%, (US0006M+5.000%), 06/30/2028	232,611	0.0
264,338	Spring Education Group, Inc, Term Loan, 9.799%, (TSFR3M+4.500%), 10/04/2030	265,924	0.0
732,544	Surgery Center Holdings, Inc., 2023 Term Loan, 8.856%, (TSFR1M+3.500%), 12/04/2030	736,710	0.1
179,550	Triton Water Holdings, Inc, 2024 Incremental Term Loan B, 9.440%, (TSFR3M+4.000%), 03/31/2028	178,353	0.0
448,040	TruGreen Limited Partnership, 2020 Term Loan, 8.800%, (TSFR1M+4.000%), 11/02/2027	436,979	0.0
189,338	Upfield B.V., 2023 USD Term Loan B7, 8.840%, (TSFR1M+3.500%), 01/03/2028	188,786	0.0
655,000	Wand NewCo 3, Inc., 2024 Term Loan B, 9.090%, (TSFR1M+3.750%), 01/30/2031	657,501	0.1
		12,869,215	0.7

	Containers & Glass Products: 0.2%
329,907	Altium Packaging LLC, 2021 Term Loan B, 7.943%, (US0006M+2.750%), 02/03/2028	329,624	0.0
618,975	Clydesdale Acquisition Holdings Inc, Term Loan B, 9.378%, (TSFR1M+3.675%), 04/13/2029	620,440	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Containers & Glass Products: (continued)
82,780	Plastipak Packaging, Inc., 2021 Term Loan B, 7.750%, (TSFR1M+2.500%), 12/01/2028	$82,763	0.0
248,077	Plaze, Inc., 2020 Incremental Term Loan, 9.632%, (TSFR1M+3.750%), 08/03/2026	244,976	0.0
159,511	Pretium Packaging, LLC, First Out Term Loan A, 10.395%, (TSFR3M+5.000%), 10/02/2028	162,269	0.0
548,155	Pro Mach Group, Inc., 2021 Term Loan B, 9.193%, (TSFR1M+3.750%), 08/31/2028	550,759	0.0
280,000	Proampac PG Borrower LLC, 2023 Term Loan, 8.840%, (TSFR1M+3.500%), 09/26/2028	280,000	0.0
292,042	Proampac PG Borrower LLC, 2023 Term Loan, 10.382%, (TSFR1M+4.500%), 09/15/2028	292,918	0.0
430,156	Reynolds Consumer Products LLC, Term Loan, 6.834%, (US0006M+1.750%), 02/04/2027	431,400	0.0
590,618	Reynolds Group Holdings Inc., 2021 Term Loan B, 8.467%, (US0006M+3.250%), 09/25/2028	593,232	0.1
231,464	TricorBraun Holdings, Inc., 2021 Term Loan, 8.467%, (TSFR1M+3.250%), 03/03/2028	229,236	0.0
360,102	Trident TPI Holdings, Inc., 2021 Term Loan B3, 9.538%, (TSFR3M+4.000%), 09/15/2028	360,749	0.0
		4,178,366	0.2

	Diversified: 0.0%
465,000	First Eagle Investment Management, LLC, 2024 Term Loan B, 8.440%, (TSFR3M+3.000%), 02/14/2029	461,571	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical: 0.1%
247,481	Altar Bidco, Inc., 2021 Term Loan, 8.142%, (SOFRRATE+3.100%), 02/01/2029	$247,437	0.0
376,832	Chamberlain Group Inc, Term Loan B, 8.453%, (TSFR1M+3.250%), 11/03/2028	376,799	0.0
198,610	Creation Technologies Inc., 2021 Term Loan, 10.723%, (TSFR3M+5.500%), 10/05/2028	193,645	0.0
160,000	DG Investment Intermediate Holdings 2, Inc., 2021 2nd Lien Term Loan, 11.967%, (TSFR1M+6.750%), 03/30/2029	150,133	0.0
444,646	DG Investment Intermediate Holdings 2, Inc., 2021 Term Loan, 8.967%, (TSFR1M+3.750%), 03/31/2028	444,878	0.0
318,561	II-VI Incorporated, 2022 Term Loan B, 7.967%, (TSFR1M+2.750%), 07/02/2029	319,596	0.0
486,903	Illuminate Merger Sub Corp., 1st Lien Term Loan, 8.476%, (TSFR3M+3.000%), 07/21/2028	486,396	0.1
98,933	Project Boost Purchaser, LLC, 2019 Term Loan B, 9.382%, (TSFR1M+3.500%), 05/29/2026	99,248	0.0
		2,318,132	0.1

	Energy: 0.1%
379,688	Brazos Delaware II, LLC, 2023 Term Loan B, 8.896%, (TSFR1M+3.750%), 02/11/2030	381,111	0.0
174,488	GIP III Stetson I, L.P, 2023 Term Loan B, 9.706%, (TSFR1M+4.250%), 10/05/2028	175,433	0.0
199,499	NorthRiver Midstream Finance LP, 2023 USD Term Loan B, 8.395%, (TSFR3M+3.000%), 08/16/2030	199,873	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Energy: (continued)
619,529	Oryx Midstream Services Permian Basin LLC, 2024 Term Loan B, 8.340%, (TSFR1M+3.000%), 10/05/2028	$622,460	0.1
		1,378,877	0.1

	Financial: 0.4%
563,413	Alliant Holdings Intermediate, LLC, 2023 Term Loan B6, 8.865%, (TSFR1M+3.500%), 01/06/2031	566,295	0.1
231,444	AmWINS Group, Inc., 2023 Incremental Term Loan B, 7.834%, (TSFR1M+2.750%), 02/21/2028	232,149	0.0
573,141	AqGen Island Holdings, Inc., Term Loan, 8.693%, (US0006M+3.500%), 08/02/2028	571,780	0.1
169,575	Aragorn Parent Corporation, Term Loan, 8.800%, (TSFR1M+4.250%), 12/07/2028	170,465	0.0
382,968	Aretec Group, Inc., 2023 Incremental Term Loan, 9.956%, (TSFR1M+4.500%), 08/09/2030	385,362	0.0
555,750	Castlelake Aviation Limited, Term Loan B, 8.302%, (TSFR3M+2.500%), 10/22/2026	556,488	0.0
674,811	Citadel Securities LP, 2024 Term Loan B, 7.590%, (TSFR1M+2.250%), 07/29/2030	674,980	0.1
503,738	Cushman & Wakefield U.S. Borrower, LLC, 2023 Term Loan B, 9.882%, (TSFR1M+4.000%), 01/31/2030	505,626	0.0
532,285	Edelman Financial Center, LLC, 2021 Term Loan B, 8.943%, (TSFR1M+3.500%), 05/23/2025	533,007	0.0
131,684	Focus Financial Partners, LLC, 2021 Term Loan B4, 7.603%, (TSFR1M+2.500%), 06/30/2028	131,355	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Financial: (continued)
169,151	Focus Financial Partners, LLC, 2024 Term Loan B7, 8.090%, (TSFR1M+2.750%), 06/30/2028	$168,869	0.0
300,000	GTCR W Merger Sub LLC, USD Term Loan B, 8.299%, (TSFR1M+3.000%), 09/20/2030	301,242	0.0
253,432	HighTower Holdings LLC, 2021 Term Loan B, 9.150%, (TSFR3M+4.000%), 04/21/2028	254,185	0.0
305,000	Hub International Ltd., 2024 Term Loan B, 8.840%, (TSFR1M+3.500%), 06/20/2030	305,395	0.0
559,108	Jane Street Group, LLC, 2024 Term Loan B, 7.840%, (TSFR1M+2.500%), 01/26/2028	559,923	0.1
150,000	Kestra Advisor Services Holdings A, Inc., 2024 Term Loan, 8.840%, (TSFR1M+3.500%), 03/18/2031	150,375	0.0
518,700	Nuvei Technologies Corp., USD Term Loan, 8.340%, (TSFR1M+3.000%), 09/29/2025	520,645	0.0
123,900	RHP Hotel Properties, LP, 2023 Term Loan B, 7.853%, (TSFR1M+2.750%), 05/18/2030	124,171	0.0
370,000	Truist Insurance Holdings LLC, 1st Lien Term Loan, 8.840%, (TSFR1M+3.500%), 03/24/2031	372,775	0.0
150,000	Truist Insurance Holdings LLC, 2nd Lien Term Loan, 8.840%, (TSFR1M+3.500%), 03/07/2032	151,125	0.0
357,369	VFH Parent LLC, 2022 Term Loan B, 8.189%, (US0006M+3.000%), 01/13/2029	357,369	0.0
227,700	Walker & Dunlop, Inc., 2023 Incremental Term Loan B, 8.203%, (TSFR1M+3.000%), 12/16/2028	227,985	0.0
		7,821,566	0.4
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Financial Intermediaries: 0.0%
765,732	Advisor Group, Inc., 2023 Term Loan B, 10.382%, (TSFR1M+4.500%), 08/17/2028	$769,766	0.0

	Food Products: 0.1%
479,747	8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, 8.967%, (TSFR1M+3.750%), 10/01/2025	471,801	0.0
672,750	8th Avenue Food & Provisions, Inc., 2021 Incremental Term Loan, 9.834%, (TSFR1M+4.750%), 10/01/2025	661,818	0.1
74,428	BCPE North Star US HoldCo 2, Inc., Term Loan, 9.882%, (TSFR1M+4.000%), 06/09/2028	69,218	0.0
152,458	CHG PPC Parent LLC, 2021 Term Loan, 8.239%, (US0006M+3.000%), 12/08/2028	152,839	0.0
149,625	Chobani, LLC, 2023 Incremental Term Loan, 9.112%, (TSFR1M+3.750%), 10/25/2027	150,404	0.0
466,705	Primary Products Finance LLC, 2024 Term Loan B, 8.940%, (TSFR3M+3.500%), 04/02/2029	467,164	0.0
		1,973,244	0.1

	Food/Drug Retailers: 0.0%
653,206	US Foods, Inc., 2019 Term Loan B, 7.193%, (TSFR1M+2.000%), 09/13/2026	655,116	0.0

	Government: 0.0%
265,000	Fugue Finance B.V., 2024 USD Term Loan B, 9.190%, (TSFR3M+3.750%), 02/12/2031	265,994	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Health Care: 0.4%
353,634	Amneal Pharmaceuticals LLC, 2018 Term Loan B, 8.584%, (TSFR1M+3.500%), 05/05/2025	$353,722	0.0
745,793	Athenahealth Group, Inc., 2022 Term Loan B, 8.589%, (TSFR1M+3.250%), 02/15/2029	739,682	0.1
711,750	CHG Healthcare Services Inc., 2021 Term Loan, 8.443%, (US0006M+3.250%), 09/29/2028	713,085	0.1
148,861	Embecta Corp, Term Loan B, 8.882%, (TSFR1M+3.000%), 03/30/2029	138,231	0.0
289,206	Gloves Buyer, Inc., 2021 Term Loan, 9.217%, (TSFR1M+4.000%), 12/29/2027	289,206	0.0
246,268	Hunter Holdco 3 Limited, USD Term Loan B, 9.592%, (TSFR3M+4.250%), 08/21/2028	246,268	0.0
149,625	IVC Acquisition Ltd, 2023 USD Term Loan B, 8.800%, (TSFR3M+5.500%), 11/16/2028	150,124	0.0
1,216,538	Medline Borrower, LP, USD Term Loan B, 8.353%, (US0006M+3.250%), 10/23/2028	1,218,471	0.1
248,092	MPH Acquisition Holdings LLC, 2021 Term Loan B, 10.132%, (US0006M+4.250%), 09/01/2028	240,477	0.0
363,724	Pacific Dental Services, LLC, 2024 Term Loan B, 8.690%, (TSFR3M+3.250%), 03/07/2031	363,724	0.0
600,000	Phoenix Guarantor Inc, 2024 Term Loan, 8.590%, (TSFR1M+3.250%), 02/13/2031	592,828	0.0
478,697	Select Medical Corporation, 2023 Term Loan B1, 8.882%, (TSFR1M+3.000%), 03/08/2027	480,043	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Health Care: (continued)
635,000	Sotera Health Holdings, LLC, 2021 Term Loan, 8.023%, (US0006M+2.750%), 12/11/2026	$633,412	0.0
195,000	Star Parent, Inc., Term Loan B, 9.882%, (TSFR3M+4.000%), 09/27/2030	193,989	0.0
711,966	Verscend Holding Corp., 2021 Term Loan B, 9.217%, (TSFR1M+4.000%), 08/27/2025	712,602	0.1
		7,065,864	0.4

	Home Furnishings: 0.0%
651,231	APX Group, Inc., 2021 Term Loan B, 8.461%, (PRIME+2.250%), 07/10/2028	653,560	0.0
242,629	Restoration Hardware, Inc., Term Loan B, 7.693%, (US0006M+2.500%), 10/20/2028	237,413	0.0
		890,973	0.0

	Industrial: 0.8%
250,520	ADS Tactical, Inc., 2021 Term Loan B, 10.943%, (TSFR1M+5.750%), 03/19/2026	252,399	0.0
249,436	Aegion Corporation, 2024 Term Loan, 8.840%, (TSFR1M+3.500%), 05/17/2028	250,683	0.0
240,757	AlixPartners, LLP, 2021 USD Term Loan B, 7.717%, (TSFR1M+2.500%), 02/04/2028	241,342	0.0
542,576	Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B, 8.953%, (TSFR1M+3.750%), 05/12/2028	542,388	0.1
515,818	Amentum Government Services Holdings LLC, 2022 Term Loan, 9.147%, (TSFR1M+4.000%), 02/15/2029	517,913	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Industrial: (continued)
487,277	American Builders & Contractors Supply Co., Inc., 2024 Term Loan B, 7.340%, (TSFR1M+2.000%), 01/29/2031	$488,008	0.0
488,421	Belfor Holdings Inc., 2023 USD Term Loan B, 9.106%, (TSFR1M+3.750%), 10/25/2030	491,474	0.0
816,252	Berry Global, Inc., 2023 Term Loan AA, 7.222%, (TSFR1M+1.750%), 07/02/2029	816,743	0.1
488,579	Bombardier Recreational Products, Inc., 2024 Term Loan B4, 8.090%, (TSFR1M+2.750%), 01/12/2031	488,884	0.0
165,000	Brown Group Holding, LLC, 2022 Incremental Term Loan B2, 8.340%, (TSFR1M+3.000%), 07/02/2029	165,206	0.0
135,000	Chamberlain Group Inc, 2024 Incremental Term Loan B, 9.090%, (TSFR1M+3.750%), 11/03/2028	135,443	0.0
355,368	Chart Industries, Inc., 2023 Term Loan, 8.691%, (TSFR1M+3.250%), 03/18/2030	357,293	0.0
295,000	Crown Subsea Communications Holding,Inc., 2024 Term Loan B, 10.190%, (TSFR3M+4.750%), 01/27/2031	297,102	0.0
133,244	Deerfield Dakota Holding, LLC, 2020 USD Term Loan B, 9.632%, (TSFR3M+3.750%), 04/09/2027	132,728	0.0
172,407	Emrld Borrower LP, Term Loan B, 8.264%, (TSFR3M+2.500%), 05/06/2030	172,429	0.0
50,081	Filtration Group Corporation, 2021 Incremental Term Loan, 8.840%, (TSFR1M+3.500%), 10/21/2028	50,264	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Industrial: (continued)
316	Foley Products Company, LLC, 2021 Term Loan, 10.142%, (US0006M+4.750%), 12/29/2028	$318	0.0
975,162	Garda World Security Corporation, 2022 Term Loan B, 9.327%, (TSFR3M+4.250%), 02/01/2029	978,007	0.1
497,500	GFL Environmental Inc., 2023 First Lien Term Loan, 8.800%, (TSFR3M+2.500%), 05/31/2027	499,899	0.0
789,973	Ingram Micro Inc., 2023 Term Loan, 8.610%, (TSFR3M+3.000%), 07/02/2028	792,442	0.1
180,985	LSF11 Trinity Bidco, Inc., 2023 Term Loan, 9.358%, (TSFR1M+4.000%), 06/14/2030	181,890	0.0
144,628	Madison IAQ LLC, Term Loan, 8.590%, (TSFR1M+3.250%), 06/21/2028	144,571	0.0
155,000	MI Windows and Doors, LLC, 2024 Term Loan B2, 8.840%, (TSFR1M+3.500%), 03/28/2031	155,920	0.0
199,300	NCR Atleos LLC, Term Loan B, 10.632%, (TSFR1M+4.750%), 03/27/2029	200,421	0.0
13,289	Pre-Paid Legal Services, Inc., 2021 2nd Lien Term Loan, 12.193%, (TSFR1M+7.000%), 12/14/2029	13,023	0.0
346,453	Pre-Paid Legal Services, Inc., 2021 Term Loan, 8.943%, (TSFR1M+3.750%), 12/15/2028	345,289	0.0
140,978	Pretium Packaging, LLC, Second Out Term Loan A1, 9.995%, (TSFR3M+4.600%), 10/02/2028	126,997	0.0
643,321	Quikrete Holdings, Inc., 2023 Term Loan B, 8.220%, (TSFR1M+2.750%), 03/19/2029	644,673	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Industrial: (continued)
252,982	Rockwood Service Corporation, 2020 Term Loan, 9.882%, (TSFR1M+4.250%), 01/25/2027	$254,089	0.0
393,985	Service Logic Acquisition, Inc, Term Loan, 9.440%, (TSFR3M+4.000%), 10/29/2027	394,477	0.0
229,634	Smyrna Ready Mix Concrete, LLC, 2023 Term Loan, 8.858%, (TSFR1M+3.500%), 04/02/2029	231,356	0.0
292,439	St. George Warehousing & Trucking Co. of California, Inc., 2022 Term Loan, 11.392%, (TSFR3M+6.000%), 03/24/2028	191,547	0.0
310,000	Summit Materials LLC, 2023 Incremental Term Loan B, 8.800%, (TSFR3M+2.500%), 01/12/2029	311,993	0.0
290,000	Titan Acquisition Limited, 2024 Term Loan B, 8.840%, (TSFR1M+3.500%), 02/01/2029	290,943	0.0
1,361,313	Trans Union, LLC, 2019 Term Loan B5, 6.953%, (TSFR1M+1.750%), 11/16/2026	1,361,975	0.1
997,500	TransDigm, Inc., 2024 Term Loan K, 8.190%, (TSFR3M+2.750%), 03/14/2030	1,000,686	0.1
198,622	Tutor Perini Corporation, Term Loan B, 10.254%, (TSFR1M+4.750%), 08/18/2027	198,291	0.0
149,625	VT Topco, Inc., 2023 Term Loan B, 10.132%, (TSFR1M+4.250%), 08/09/2030	150,151	0.0
		13,869,257	0.8

	Industrial Equipment: 0.2%
455,000 (7)	AI Aqua Merger Sub, Inc., 2023 Incremental Term Loan, 8.800%, (TSFR3M+2.125%), 07/31/2028	456,955	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Industrial Equipment: (continued)
283,475	Albion Financing 3 SARL, USD Term Loan, 10.523%, (US0006M+5.250%), 08/17/2026	$285,188	0.0
422,198	Alliance Laundry Systems LLC, Term Loan B, 8.559%, (TSFR3M+3.500%), 10/08/2027	424,309	0.0
130,459	American Trailer World Corp., Term Loan B, 8.855%, (US0006M+3.750%), 03/03/2028	127,542	0.0
497,118	Clark Equipment Company, 2022 Term Loan B, 7.948%, (TSFR3M+2.500%), 04/20/2029	498,360	0.0
516,750	Conair Holdings, LLC, Term Loan B, 9.288%, (US0006M+3.750%), 05/17/2028	513,391	0.1
410,850	Filtration Group Corporation, 2023 USD Term Loan, 9.326%, (US0006M+4.250%), 10/21/2028	412,941	0.0
469,830	Gates Global LLC, 2021 Term Loan B3, 7.703%, (TSFR1M+2.500%), 03/31/2027	471,185	0.0
149,625	LSF12 Badger Bidco LLC, Term Loan B, 11.882%, (TSFR1M+6.000%), 08/30/2030	150,467	0.0
20,000	SPX Flow, Inc., 2022 Term Loan, 9.840%, (TSFR1M+4.500%), 04/05/2029	20,108	0.0
489,573	Titan Acquisition Limited, 2018 Term Loan B, 8.731%, (TSFR1M+3.000%), 03/28/2025	489,573	0.0
648,966	Vertical US Newco Inc, Term Loan B, 8.602%, (US0006M+3.500%), 07/30/2027	650,551	0.1
		4,500,570	0.2

	Insurance: 0.3%
538,994	Acrisure, LLC, 2020 Term Loan B, 8.693%, (US0001M+3.500%), 11/22/2023	539,289	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Insurance: (continued)
452,996	Acrisure, LLC, 2021 First Lien Term Loan B, 9.428%, (US0001M+4.250%), 02/15/2027	$454,765	0.0
342,576	AssuredPartners, Inc., 2020 Term Loan B, 8.717%, (US0006M+3.500%), 02/12/2027	343,341	0.0
224,970	AssuredPartners, Inc., 2021 Term Loan B, 8.584%, (TSFR1M+3.500%), 02/12/2027	225,462	0.0
377,300	AssuredPartners, Inc., 2022 Term Loan, 8.603%, (TSFR1M+3.500%), 02/12/2027	378,054	0.0
487,231	Broadstreet Partners, Inc., 2020 Term Loan B, 7.943%, (TSFR1M+3.000%), 01/27/2027	487,954	0.0
378,066	IMA Financial Group, Inc., Term Loan, 9.221%, (TSFR1M+3.750%), 10/16/2028	379,248	0.0
386,846	NFP Corp., 2020 Term Loan, 8.467%, (US0006M+3.250%), 01/08/2024	387,764	0.0
646,656	OneDigital Borrower LLC, 2021 Term Loan, 9.453%, (US0006M+4.250%), 11/16/2027	647,465	0.1
540,105	Ryan Specialty Group, LLC, Term Loan, 8.882%, (TSFR1M+2.750%), 09/01/2027	541,455	0.1
801,886	Sedgwick Claims Management Services, Inc., 2023 Term Loan B, 8.853%, (TSFR1M+3.750%), 02/24/2028	804,140	0.1
302,480	USI, Inc., 2023 Acquisition Term Loan, 9.132%, (TSFR3M+3.250%), 09/27/2030	303,213	0.0
493,759	USI, Inc., 2023 Term Loan B, 8.440%, (TSFR3M+3.000%), 11/22/2029	494,608	0.0
		5,986,758	0.3
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Leisure Good/Activities/Movies: 0.2%
392,191	24 Hour Fitness Worldwide, Inc., 2021 Delayed Draw Term Loan, 14.476%, (TSFR3M+2.000%), 09/29/2025	$372,582	0.0
1,067,273	Alterra Mountain Company, 2021 Series B-2 Consenting Term Loan, 8.693%, (US0006M+3.500%), 07/30/2028	1,072,942	0.1
302,447	Cinemark USA, Inc., 2023 Term Loan B, 8.834%, (TSFR1M+3.750%), 05/24/2030	303,897	0.0
299,235	City Football Group Limited, Term Loan, 8.840%, (TSFR1M+3.500%), 07/21/2028	299,422	0.0
557,399	Hayward Industries, Inc., 2021 Term Loan, 7.967%, (US0006M+2.750%), 05/30/2028	558,618	0.1
487,469	Playtika Holding Corp, 2021 Term Loan, 7.943%, (TSFR1M+2.750%), 03/13/2028	488,577	0.0
		3,096,038	0.2

	Lodging & Casinos: 0.2%
498,750	1011778 B.C. Unlimited Liability Company, 2023 Term Loan B5, 8.132%, (TSFR1M+2.250%), 09/20/2030	498,999	0.0
148,857	Century Casinos, Inc, 2022 Term Loan, 11.882%, (TSFR1M+6.000%), 04/02/2029	146,531	0.0
678,126	Fertitta Entertainment, LLC, 2022 Term Loan B, 9.103%, (US0006M+3.750%), 01/27/2029	679,692	0.1
476,205	Flynn Restaurant Group LP, 2021 Term Loan B, 9.467%, (US0006M+4.250%), 12/01/2028	478,289	0.0
253,088	Golden Entertainment, Inc., 2023 Term Loan B, 7.939%, (US0006M+2.750%), 05/13/2030	253,298	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Lodging & Casinos: (continued)
728,788	Hilton Grand Vacations Borrower LLC, 2021 Term Loan B, 8.239%, (TSFR1M+2.750%), 08/02/2028	$730,154	0.1
407,538	Scientific Games Holdings LP, 2022 USD Term Loan B, 8.421%, (TSFR3M+3.250%), 04/04/2029	407,974	0.0
413,435	Whatabrands LLC, 2021 Term Loan B, 8.882%, (TSFR1M+3.250%), 08/03/2028	414,153	0.0
		3,609,090	0.2

	Mortgage REITs: 0.0%
148,849	Blackstone Mortgage Trust, Inc., 2021 Term Loan B2, 8.632%, (US0006M+2.750%), 04/23/2026	149,035	0.0

	Oil & Gas: 0.0%
154,613	GIP Pilot Acquisition Partners LP, Term Loan, 8.882%, (TSFR3M+3.000%), 10/04/2030	155,225	0.0
203,969	Medallion Midland Acquisition, LLC, 2023 Term Loan, 8.864%, (TSFR3M+3.500%), 10/18/2028	204,542	0.0
545,553	TransMontaigne Operating Company L.P., Term Loan B, 8.698%, (US0006M+3.500%), 11/17/2028	546,284	0.0
		906,051	0.0

	Pipelines: 0.0%
250,000	WhiteWater DBR HoldCo, LLC, Term Loan B, 8.190%, (TSFR3M+2.750%), 02/28/2031	250,833	0.0

	Radio & Television: 0.2%
660,220	ABG Intermediate Holdings 2 LLC, 2021 Term Loan B1, 8.703%, (US0006M+3.500%), 12/21/2028	663,367	0.1
480,996	DirecTV Financing, LLC, Term Loan, 10.217%, (TSFR1M+5.000%), 08/02/2027	483,552	0.0

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Radio & Television: (continued)
248,049	Eagle Broadband Investments LLC, Term Loan, 8.882%, (US0006M+3.000%), 11/12/2027	$246,654	0.0
545,683	Gray Television, Inc., 2021 Term Loan D, 8.882%, (TSFR1M+3.000%), 12/01/2028	512,686	0.1
297,994	Gray Television, Inc., 2023 Term Loan E, 7.840%, (TSFR1M+2.500%), 01/02/2026	294,828	0.0
248,111	Houghton Mifflin Harcourt Publishing Company, 2022 Term Loan, 11.132%, (TSFR1M+5.250%), 04/09/2029	246,294	0.0
198,995	Red Ventures, LLC, 2023 Term Loan B, 8.356%, (TSFR1M+3.000%), 03/03/2030	198,518	0.0
215,000	Simon & Schuster Inc, Term Loan B, 9.882%, (TSFR3M+4.000%), 10/30/2030	216,075	0.0
148,864	Sinclair Television Group Inc., 2022 Term Loan B4, 9.632%, (TSFR1M+3.750%), 04/23/2029	120,133	0.0
33,065	Sinclair Television Group Inc., Term Loan B2B, 8.382%, (TSFR1M+2.500%), 09/30/2026	31,582	0.0
		3,013,689	0.2

	Rail Industries: 0.1%
729,114	Genesee & Wyoming Inc. (New), Term Loan, 7.342%, (TSFR3M+2.000%), 12/30/2026	730,123	0.1
492,014	Kenan Advantage Group, Inc., 2024 Term Loan B3, 9.090%, (TSFR1M+3.750%), 01/25/2029	492,875	0.0
155,000	XPO Logistics, Inc., 2023 Term Loan, 8.800%, (TSFR1M+2.000%), 02/15/2031	155,083	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Rail Industries: (continued)
190,000	XPO Logistics, Inc., 2023 Term Loan B, 7.080%, (TSFR1M+2.000%), 05/24/2028	$190,855	0.0
		1,568,936	0.1

	Retailers (Except Food & Drug): 0.2%
161,317	CWGS Group, LLC, 2021 Term Loan B, 7.662%, (US0006M+2.500%), 06/03/2028	157,553	0.0
382,482	Great Outdoors Group, LLC, 2021 Term Loan B1, 8.943%, (TSFR1M+3.750%), 03/06/2028	383,199	0.0
898,432	Harbor Freight Tools USA, Inc., 2021 Term Loan B, 7.967%, (TSFR1M+2.750%), 10/19/2027	898,970	0.1
190,155	Les Schwab Tire Centers, Term Loan B, 8.443%, (US0006M+3.250%), 11/02/2027	190,660	0.0
425,290	Leslie’s Poolmart, Inc., 2021 Term Loan B, 7.967%, (TSFR1M+2.750%), 03/09/2028	425,556	0.1
452,391	Michaels Companies, Inc., 2021 Term Loan B, 9.754%, (TSFR3M+4.250%), 04/15/2028	406,190	0.0
331,583	Petco Health and Wellness Company, Inc., 2021 Term Loan B, 8.754%, (US0006M+3.250%), 03/03/2028	307,440	0.0
213,630	Staples, Inc., 7 Year Term Loan, 10.299%, (US0001M+5.000%), 04/13/2026	211,725	0.0
		2,981,293	0.2

	Technology: 0.9%
74,806	Amentum Government Services Holdings LLC, Term Loan B, 9.340%, (TSFR1M+4.000%), 01/31/2027	75,110	0.0

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Technology: (continued)
521,063	Applied Systems, Inc., 2024 1st Lien Term Loan, 8.940%, (TSFR3M+3.500%), 02/24/2031	$524,808	0.0
115,000	Applied Systems, Inc., 2024 2nd Lien Term Loan, 10.690%, (TSFR3M+5.250%), 02/07/2032	119,277	0.0
790,295	AppLovin Corporation, 2024 Term Loan (2028), 7.840%, (TSFR1M+2.500%), 10/25/2028	790,913	0.1
330,000	Asurion LLC, 2021 2nd Lien Term Loan B3, 10.453%, (TSFR1M+5.250%), 01/31/2028	299,166	0.0
721,467	Banff Merger Sub Inc, 2023 USD Term Loan, 9.875%, (TSFR1M+4.250%), 12/29/2028	726,502	0.1
445,495	Cloud Software Group, Inc., 2022 USD Term Loan B, 9.842%, (US0006M+4.500%), 03/20/2029	443,718	0.0
285,000	Cloud Software Group, Inc., 2024 Term Loan, 8.840%, (TSFR1M+3.500%), 03/18/2031	283,575	0.0
248,096	ConnectWise, LLC, 2021 Term Loan B, 9.382%, (US0006M+3.500%), 09/29/2028	248,329	0.0
248,498	Constant Contact Inc, Term Loan, 9.882%, (TSFR3M+4.000%), 02/10/2028	241,975	0.0
278,762	Cvent, Inc., 2023 Term Loan B, 9.004%, (TSFR3M+3.750%), 06/17/2030	279,502	0.0
215,000	Dun & Bradstreet Corporation (The), 2024 Term Loan B, 8.090%, (TSFR1M+2.750%), 01/18/2029	215,202	0.0
278,560	ECI Macola Max Holding, LLC, 2020 Term Loan, 8.800%, (TSFR3M+3.750%), 11/09/2027	279,535	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Technology: (continued)
681,994	Endure Digital Inc., Term Loan, 8.792%, (TSFR6M+3.500%), 02/10/2028	$667,289	0.1
528,675	Epicor Software Corporation, 2023 Incremental Term Loan, 9.632%, (TSFR1M+3.750%), 07/30/2027	532,034	0.1
248,077	Gainwell Acquisition Corp., Term Loan B, 9.882%, (US0006M+4.000%), 10/01/2027	238,076	0.0
1,022,647	Greeneden U.S. Holdings II, LLC, 2020 USD Term Loan B4, 9.193%, (TSFR1M+4.000%), 12/01/2027	1,026,961	0.1
291,790	Helios Software Holdings, Inc., 2021 USD Term Loan B, 8.989%, (TSFR3M+3.750%), 03/11/2028	290,057	0.0
149,250	Idemia Group, 2024 Term Loan B5, 9.690%, (TSFR3M+4.250%), 09/30/2028	150,276	0.0
350,000	Imagine Learning LLC, Term Loan, 8.840%, (TSFR1M+3.500%), 12/17/2029	349,417	0.0
599,738	Informatica LLC, 2021 USD Term Loan B, 8.000%, (TSFR1M+2.750%), 10/27/2028	600,937	0.1
544,600	ION Trading Finance Limited, 2021 USD Term Loan, 10.288%, (US0006M+4.750%), 04/03/2028	544,649	0.1
295,585	Ivanti Software, Inc., 2021 Term Loan B, 9.420%, (TSFR3M+4.250%), 12/01/2027	276,557	0.0
112,563	KBR, Inc., 2024 Term Loan B, 7.590%, (TSFR1M+2.250%), 01/17/2031	112,932	0.0
493,719	McAfee, LLC, 2022 USD Term Loan B, 9.010%, (US0006M+3.750%), 03/01/2029	494,182	0.0

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Technology: (continued)
280,000	MH Sub I, LLC, 2021 2nd Lien Term Loan, 11.353%, (TSFR1M+6.250%), 09/15/2025	$270,754	0.0
356,215	Mitchell International, Inc., 2021 Term Loan B, 8.943%, (TSFR1M+3.750%), 10/15/2028	356,623	0.0
487,628	MKS Instruments, Inc., 2023 USD Term Loan B, 7.840%, (TSFR1M+2.500%), 08/17/2029	488,238	0.0
195,000	Mosel Bidco SE, USD Term Loan B, 10.632%, (TSFR3M+4.750%), 09/16/2030	195,731	0.0
98,863	OceanKey (U.S.) II Corp., 2021 Term Loan, 9.382%, (US0006M+3.500%), 12/15/2028	97,948	0.0
206,373	Paysafe Holdings (US) Corp, USD Term Loan B1, 7.967%, (TSFR1M+2.750%), 06/28/2028	205,194	0.0
448,846	Project Boost Purchaser, LLC, 2021 Incremental Term Loan, 9.382%, (TSFR3M+3.500%), 05/30/2026	450,296	0.0
225,000	Project Ruby Ultimate Parent Corp., 2024 Incremental Term Loan, 8.840%, (TSFR1M+3.500%), 03/10/2028	225,563	0.0
174,125	Quartz Acquireco LLC, Term Loan B, 8.580%, (TSFR3M+3.500%), 06/28/2030	174,941	0.0
51,545	Rackspace Technology Global, Inc., 2024 First Lien First Out Term Loan, 11.690%, (TSFR3M+6.250%), 05/15/2028	51,287	0.0
230,806	Rackspace Technology Global, Inc., 2024 First Lien Second Out Term Loan, 8.840%, (TSFR1M+3.500%), 05/15/2028	114,249	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Technology: (continued)
368,152	Renaissance Holding Corp., 2024 Term Loan, 9.590%, (TSFR1M+4.250%), 04/05/2030	$369,237	0.0
300,178	SkillSoft Corporation, 2021 Term Loan, 10.511%, (TSFR1M+5.250%), 07/14/2028	269,785	0.0
366,369	Skopima Merger Sub Inc., Term Loan B, 9.193%, (TSFR1M+4.000%), 05/12/2028	365,275	0.0
305,000	SonicWall US Holdings Inc., 2023 Term Loan, 10.882%, (TSFR3M+5.000%), 05/18/2028	303,284	0.0
226,439	SS&C Technologies Inc., 2022 Term Loan B6, 7.453%, (TSFR1M+2.250%), 03/22/2029	226,913	0.0
440,122	SS&C Technologies Inc., 2022 Term Loan B7, 7.453%, (TSFR1M+2.250%), 03/22/2029	441,043	0.0
245,197	Tenable Holdings, Inc., Term Loan B, 8.632%, (US0006M+2.750%), 07/07/2028	245,554	0.0
1,001,823	UKG Inc., 2024 Term Loan B, 8.940%, (TSFR3M+3.500%), 02/10/2031	1,007,328	0.1
500,000	Virtusa Corporation, 2022 Incremental Term Loan, 8.840%, (TSFR1M+3.500%), 02/15/2029	501,485	0.0
750,000	Waystar Technologies, Inc., 2024 Term Loan B, 9.340%, (TSFR1M+4.000%), 10/31/2029	752,579	0.1
352,929	Xperi Corporation, 2020 Term Loan B, 9.382%, (TSFR1M+3.500%), 06/08/2028	353,518	0.0
		17,277,804	0.9

	Telecommunications: 0.2%
301,979	Altice France S.A., 2023 USD Term Loan B14, 11.382%, (TSFR3M+5.500%), 08/15/2028	237,809	0.0

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Telecommunications: (continued)
406,509	Asurion LLC, 2023 Term Loan B11, 10.132%, (TSFR1M+4.250%), 08/19/2028	$392,789	0.0
149,229	Cablevision Lightpath LLC, Term Loan B, 9.132%, (TSFR1M+3.250%), 11/30/2027	147,774	0.0
1,064,359	CCI Buyer, Inc., Term Loan, 9.242%, (TSFR3M+4.000%), 12/17/2027	1,059,417	0.1
1,451	CenturyLink, Inc., 2020 Term Loan B, 7.467%, (US0006M+2.250%), 03/15/2027	1,078	0.0
750,000	UPC Financing Partnership, 2021 USD Term Loan AX, 8.118%, (TSFR1M+3.000%), 01/31/2029	747,070	0.0
247,481	ViaSat, Inc., Term Loan, 9.603%, (TSFR1M+4.500%), 03/05/2029	240,923	0.0
810,000	Virgin Media Bristol LLC, 2020 USD Term Loan Q, 8.443%, (TSFR1M+3.250%), 01/31/2029	804,544	0.1
		3,631,404	0.2

	Utilities: 0.1%
290,000	BIP PipeCo Holdings LLC, Term Loan B, 8.616%, (TSFR3M+3.250%), 12/15/2030	290,816	0.0
44,502	Generation Bridge Northeast, LLC, Term Loan B, 10.132%, (TSFR1M+3.500%), 08/22/2029	44,724	0.0
245,000	Kohler Energy Co LLC, USD Term Loan B, 8.840%, (TSFR1M+3.500%), 02/15/2031	245,000	0.0
197,574	Nautilus Power, LLC, 2023 Term Loan B, 10.240%, (US0006M+5.250%), 11/16/2026	167,938	0.0
235,000	NGL Energy Partners LP, 2024 Term Loan B, 9.840%, (TSFR1M+4.500%), 02/03/2031	235,852	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Utilities: (continued)
270,000	NRG Energy, Inc., Term Loan, 8.840%, (TSFR1M+3.500%), 03/26/2031	$269,325	0.0
568,575	Vistra Operations Company LLC, 1st Lien Term Loan B3, 8.800%, (TSFR1M+2.000%), 12/20/2030	568,510	0.1
528,119	Waterbridge Midstream Operating LLC, Term Loan B, 11.005%, (US0006M+5.750%), 06/22/2026	530,209	0.0
		2,352,374	0.1

	Total Bank Loans (Cost $139,474,201)	140,138,336	7.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: 4.4%
	Government National Mortgage Association: 2.3%
10,000,000 (8)	3.500%, 04/20/2054	9,100,336	0.5
11,460,000 (8)	4.000%, 04/20/2054	10,724,788	0.6
10,000,000 (8)	4.500%, 04/20/2054	9,609,851	0.5
12,000,000 (8)	5.500%, 05/20/2054	12,002,812	0.7
		41,437,787	2.3
	Uniform Mortgage-Backed Securities: 2.1%
9,884,000 (8)	3.000%, 04/01/2054	8,504,644	0.5
11,070,000 (8)	4.000%, 05/15/2054	10,256,892	0.5
8,000,000 (8)	5.000%, 04/01/2054	7,806,555	0.4
2,642	5.500%, 10/01/2039	2,698	0.0
12,978,000 (8)	5.500%, 05/01/2054	12,914,595	0.7
		39,485,384	2.1

	Total U.S. Government Agency Obligations (Cost $80,861,692)	80,923,171	4.4

SOVEREIGN BONDS: 3.5%
725,000 (2)	Bahrain Government International Bond, 7.500%, 02/12/2036	745,391	0.0
BRL5,320,000	Brazil Notas do Tesouro Nacional Serie B NTNB, 6.000%, 08/15/2050	4,647,650	0.2
1,050,000	Brazilian Government International Bond, 6.125%, 03/15/2034	1,040,550	0.1
675,000	Brazilian Government International Bond, 7.125%, 05/13/2054	681,413	0.0
1,000,000	Colombia Government International Bond, 5.200%, 05/15/2049	736,250	0.0
6,200,000	European Bank for Reconstruction & Development, GMTN, 20.000%, 03/19/2025	6,478,194	0.3

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
MXN385,750,000	Mexican Bonos M, 7.750%, 05/29/2031	$21,383,665	1.2
700,000	Mexico Government International Bond, 3.750%, 04/19/2071	449,531	0.0
1,500,000	Mexico Government International Bond, 6.338%, 05/04/2053	1,488,281	0.1
600,000	Panama Government International Bond, 3.160%, 01/23/2030	500,062	0.0
1,000,000	Panama Government International Bond, 6.875%, 01/31/2036	977,187	0.1
1,200,000	Panama Government International Bond, 7.500%, 03/01/2031	1,245,750	0.1
1,580,000	Panama Government International Bond, 8.000%, 03/01/2038	1,657,815	0.1
ZAR335,750,000	Republic of South Africa Government Bond 2035, 8.875%, 02/28/2035	14,148,388	0.8
3,365,000	Republic of South Africa Government International Bond, 4.850%, 09/30/2029	3,024,294	0.2
625,000	Republic of South Africa Government International Bond, 5.875%, 04/20/2032	564,844	0.0
2,638,000 (2)	Romanian Government International Bond, 6.375%, 01/30/2034	2,684,989	0.1
1,100,000 (2)	Saudi Government International Bond, 5.750%, 01/16/2054	1,091,406	0.1
450,000 (9)	Ukraine Government International Bond, 7.375%, 09/25/2034	132,862	0.0
4,550,000 (9)	Ukraine Government International Bond, 7.750%, 09/01/2027	1,559,513	0.1
975,000 (9)	Ukraine Government International Bond regs, 7.750%, 09/01/2025	366,844	0.0

	Total Sovereign Bonds (Cost $68,057,621)	65,604,879	3.5

U.S. TREASURY OBLIGATIONS: 1.5%
	United States Treasury Bonds: 0.6%
10,069,300	4.750%, 11/15/2053	10,751,338	0.6

	United States Treasury Notes: 0.9%
858,000	0.375%, 09/30/2027	748,488	0.0
94,000	2.750%, 08/15/2032	84,325	0.0
121,000	2.875%, 04/30/2025	118,325	0.0
9,230,700	4.000%, 02/15/2034	9,079,259	0.5
4,343,400 (5)	4.250%, 02/28/2029	4,349,847	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
	United States Treasury Notes (continued)
2,277,000	4.250%, 02/28/2031	$2,281,447	0.1
828,000 (5)	4.625%, 02/28/2026	827,385	0.1
		17,489,076	0.9

	Total U.S. Treasury Obligations (Cost $28,248,025)	28,240,414	1.5

Shares		Value	Percentage of Net Assets
COMMON STOCK: 0.0%
	Business Equipment & Services: 0.0%
5,366 (10)	Yak Access LLC Series A	5,232	0.0
1,157 (10)	Yak Access LLC Series B	1,128	0.0
		6,360	0.0

	Consumer Discretionary: 0.0%
142,000 (10)	24 Hour Fitness Worldwide, Inc.	1,136	0.0
113 (10)	Travelport Tech Ltd.	160,460	0.0
		161,596	0.0

	Consumer Staples: —%
2,038 (10)	Save-A-Lot, Inc./Moran Foods	—	—

	Total Common Stock (Cost $548,230)	167,956	0.0

PREFERRED STOCK: 0.0%
	Business Equipment & Services: 0.0%
175,362	Yak Access LLC Series B-1	175,362	0.0
4,957	Yak Access LLC Series B-2	4,957	0.0
		180,319	0.0

	Consumer Discretionary: 0.0%
189,193 (10)	24 Hour Fitness Worldwide, Inc.	1,892	0.0

	Total Preferred Stock (Cost $236,030)	182,211	0.0

PURCHASED OPTIONS(11): 0.1%
	Total Purchased Options (Cost $4,175,031)	1,080,553	0.1
	Total Long-Term Investments (Cost $1,761,868,574)	1,671,073,520	90.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 16.4%
	Commercial Paper: 13.6%
10,000,000	American Electric Power Co., Inc., 5.990%, 06/12/2024	$9,881,876	0.5
5,620,000	American Honda Finance Corp., 6.190%, 05/03/2024	5,588,820	0.3
15,000,000	American Honda Finance Corp., 11.010%, 04/03/2024	14,986,479	0.8
5,000,000	Consolidated Edison, 7.410%, 04/09/2024	4,990,903	0.3
10,000,000	Consolidated Edison, Inc., 13.800%, 04/02/2024	9,992,462	0.6
7,000,000	Dominion Energy, Inc., 6.060%, 05/13/2024	6,950,543	0.4
6,000,000	Dominion Energy, Inc., 6.170%, 05/01/2024	5,968,796	0.3
8,000,000	Dominion Energy, Inc., 6.580%, 04/17/2024	7,975,630	0.4
4,270,000	Dominion Energy, Inc., 6.630%, 04/16/2024	4,257,655	0.2
700,000	Dominion Energy, Inc., 7.210%, 04/10/2024	698,624	0.0
2,400,000	Duke Energy Co., 6.080%, 05/17/2024	2,381,400	0.1
17,000,000	Duke Energy Co., 6.140%, 05/09/2024	16,889,489	0.9
900,000	Duke Energy Co., 6.660%, 04/16/2024	897,389	0.1
5,000,000	EIDP, Inc., 5.620%, 06/20/2024	4,938,540	0.3
2,500,000	EIDP, Inc., 5.750%, 07/19/2024	2,457,530	0.1
1,000,000	EIDP, Inc., 5.770%, 07/22/2024	982,502	0.1
5,000,000	EIDP, Inc., 5.810%, 05/22/2024	4,959,055	0.3
7,250,000	EIDP, Inc., 6.330%, 04/24/2024	7,220,048	0.4
4,350,000	Enbridge (US) Inc., 6.280%, 05/07/2024	4,322,547	0.2
20,000,000	Enbridge (US) Inc., 22.490%, 04/01/2024	19,987,721	1.1
417,000	Entergy Corp., 6.050%, 05/17/2024	413,788	0.0
8,000,000	Entergy Corp., 6.150%, 05/08/2024	7,949,242	0.4
5,000,000	Entergy Corp., 6.620%, 04/17/2024	4,984,681	0.3
15,000,000	HP, Inc., 6.770%, 04/17/2024	14,954,325	0.8
15,000,000	McCormick & Company, Inc., 6.210%, 05/03/2024	14,916,510	0.8
5,000,000	McCormick & Company, Inc., 6.660%, 04/16/2024	4,985,492	0.3
5,000,000	National Grid, 5.980%, 06/20/2024	4,934,690	0.3

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Commercial Paper (continued)
5,000,000	Old Line Funding, LLC, 6.030%, 05/01/2024	$4,974,613	0.3
10,000,000	Oracle Corp., 6.450%, 04/17/2024	9,970,152	0.6
2,550,000	Oracle Corp., 7.630%, 04/08/2024	2,545,757	0.1
7,800,000	Parker-Hannifin Corp., 6.180%, 05/02/2024	7,758,089	0.4
2,300,000	Parker-Hannifin Corp., 7.220%, 04/10/2024	2,295,471	0.1
2,050,000	Sherwin-Williams Co., 6.300%, 04/22/2024	2,042,260	0.1
1,800,000	Sherwin-Williams Co., 6.530%, 04/17/2024	1,794,559	0.1
2,000,000	Verizon Global, 22.080%, 04/01/2024	1,998,794	0.1
10,675,000	Volkswagen Group, 6.370%, 04/29/2024	10,621,407	0.6
17,000,000	Volkswagen Group, 7.170%, 04/12/2024	16,960,142	0.9
	Total Commercial Paper (Cost $250,581,347)	250,427,981	13.6

	Repurchase Agreements: 2.2%
6,958,072 (12)	Bethesda Securities, LLC, Repurchase Agreement dated 03/28/2024, 5.430%, due 04/01/2024 (Repurchase Amount $6,962,213, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.500%-6.070%, Market Value plus accrued interest $7,097,233, due 10/01/27-01/01/57)	6,958,072	0.4
10,837,979 (12)	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/28/2024, 5.370%, due 04/01/2024 (Repurchase Amount $10,844,357, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $11,054,739, due 12/24/26-02/20/74)	10,837,979	0.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
5,320,699 (12)	Mirae Asset Securities (USA) Inc., Repurchase Agreement dated 03/28/2024, 5.380%, due 04/01/2024 (Repurchase Amount $5,323,836, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.645%, Market Value plus accrued interest $5,430,357, due 04/30/24-04/20/73)	$5,320,699	0.3
6,232,635 (12)	RBC Dominion Securities Inc., Repurchase Agreement dated 03/28/2024, 5.330%, due 04/01/2024 (Repurchase Amount $6,236,276, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $6,357,288, due 04/04/24-03/01/54)	6,232,635	0.3
10,947,453 (12)	State Of Wisconsin Investment Board, Repurchase Agreement dated 03/28/2024, 5.400%, due 04/01/2024 (Repurchase Amount $10,953,931, collateralized by various U.S. Government Securities, 0.125%-3.625%, Market Value plus accrued interest $11,170,599, due 04/15/25-02/15/53)	10,947,453	0.6
	Total Repurchase Agreements (Cost $40,296,838)	40,296,838	2.2

	Time Deposits: 0.3%
1,120,000 (12)	Canadian Imperial Bank of Commerce, 5.310%, 04/01/2024	1,120,000	0.1
130,000 (12)	Landesbank Hessen Thueringen Girozentrale, 5.320%, 04/01/2024	130,000	0.0
990,000 (12)	Mizuho Bank Ltd., 5.320%, 04/01/2024	990,000	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Time Deposits (continued)
1,110,000 (12)	Royal Bank of Canada, 5.320%, 04/01/2024	$1,110,000	0.1
1,120,000 (12)	Skandinaviska Enskilda Banken AB, 5.310%, 04/01/2024	1,120,000	0.1
1,040,000 (12)	Societe Generale, 5.310%, 04/01/2024	1,040,000	0.0
	Total Time Deposits (Cost $5,510,000)	5,510,000	0.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.3%
4,169,985 (13)	BlackRock Liquidity Funds, FedFund, Institutional Class, 5.200%	4,169,985	0.2
1,978,000 (13)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.220%	1,978,000	0.1
	Total Mutual Funds (Cost $6,147,985)	6,147,985	0.3
	Total Short-Term Investments (Cost $302,536,170)	302,382,804	16.4
	Total Investments in Securities (Cost $2,064,404,744)	$1,973,456,324	106.8
	Liabilities in Excess of Other Assets	(124,219,223)	(6.8)
	Net Assets	$1,849,237,101	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Variable rate security. Rate shown is the rate in effect as of March 31, 2024.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(4)	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
(5)	Security, or a portion of the security, is on loan.
(6)	All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.
(7)	All or a portion of this holding is subject to unfunded loan commitments. Please refer to Note 10 for additional details.
(8)	Represents or includes a TBA transaction.
(9)	Defaulted security.
(10)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(11)	The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.
(12)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(13)	Rate shown is the 7-day yield as of March 31, 2024.

Currency Abbreviations:

BRL	Brazilian Real
CHF	Swiss Franc
EUR	EU Euro
MXN	Mexican Peso
ZAR	South African Rand

Reference Rate Abbreviations:

12MTA	12-month Treasury Average
PRIME	Federal Reserve Bank Prime Loan Rate
SOFR30A	30-day Secured Overnight Financing Rate
SOFRRATE	1-day Secured Overnight Financing Rate
TSFR1M	1-month CME Term Secured Overnight Financing Rate
TSFR3M	3-month CME Term Secured Overnight Financing Rate
US0001M	1-month LIBOR
US0006M	6-month LIBOR

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2024
Asset Table
Investments, at fair value
Collateralized Mortgage Obligations	$—	$469,814,033	$—	$469,814,033
Commercial Mortgage-Backed Securities	—	334,470,250	—	334,470,250
Corporate Bonds/Notes	—	298,670,237	—	298,670,237
Asset-Backed Securities	—	251,781,480	—	251,781,480
Bank Loans	—	140,138,336	—	140,138,336
U.S. Government Agency Obligations	—	80,923,171	—	80,923,171
Sovereign Bonds	—	65,604,879	—	65,604,879
U.S. Treasury Obligations	—	28,240,414	—	28,240,414
Purchased Options	—	1,080,553	—	1,080,553
Preferred Stock	—	180,319	1,892	182,211
Common Stock	—	—	167,956	167,956
Short-Term Investments	6,147,985	296,234,819	—	302,382,804
Total Investments, at fair value	$6,147,985	$1,967,138,491	$169,848	$1,973,456,324
Other Financial Instruments+
Centrally Cleared Interest Rate Swaps	—	4,927	—	4,927
Forward Foreign Currency Contracts	—	8,927,888	—	8,927,888
Forward Premium Swaptions	—	1,077,714	—	1,077,714
Futures	427,259	—	—	427,259
Total Assets	$6,575,244	$1,977,149,020	$169,848	$1,983,894,112
Liabilities Table
Other Financial Instruments+
Centrally Cleared Interest Rate Swaps	$—	$(1,961,811)	$—	$(1,961,811)
Forward Foreign Currency Contracts	—	(10,133,913)	—	(10,133,913)
Forward Premium Swaptions	—	(246,691)	—	(246,691)
Futures	(2,639,812)	—	—	(2,639,812)
OTC volatility swaps	—	(52,241)	—	(52,241)
Sales Commitments	—	(99,489,969)	—	(99,489,969)
Written Options	—	(2,580,461)	—	(2,580,461)
Total Liabilities	$(2,639,812)	$(114,465,086)	$—	$(117,104,898)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2024, the following forward foreign currency contracts were outstanding for Voya Strategic Income Opportunities Fund:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	10,003,100	NOK	105,389,831	Bank of America N.A.	04/12/24	$293,074
USD	6,132,081	CHF	5,302,503	Bank of America N.A.	04/12/24	245,967
USD	4,757,608	NOK	49,745,080	Bank of America N.A.	04/12/24	174,376
USD	8,397,190	CAD	11,317,338	Bank of America N.A.	04/12/24	40,917
AUD	7,274,311	USD	4,702,464	Bank of America N.A.	04/12/24	39,200
USD	3,074,492	AUD	4,668,926	Bank of America N.A.	04/12/24	31,115
GBP	12,127,131	USD	15,279,372	Bank of America N.A.	04/12/24	27,701
USD	5,117,389	CAD	6,899,883	Bank of America N.A.	04/12/24	22,789
USD	5,820,010	CAD	7,865,290	Bank of America N.A.	04/12/24	12,592
USD	3,755,150	GBP	2,972,046	Bank of America N.A.	04/12/24	3,783
USD	2,319,526	EUR	2,145,738	Bank of America N.A.	04/12/24	3,664
USD	6,787,593	AUD	10,410,578	Bank of America N.A.	04/12/24	1,595
USD	11,176,115	GBP	8,854,080	Bank of America N.A.	04/12/24	343

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	422,780	USD	459,964	Bank of America N.A.	04/12/24	$(3,664)
USD	6,660,582	EUR	6,175,511	Bank of America N.A.	04/12/24	(4,552)
EUR	2,719,928	USD	2,958,033	Bank of America N.A.	04/12/24	(22,457)
CAD	9,118,466	USD	6,778,007	Bank of America N.A.	04/12/24	(45,293)
EUR	13,809,842	USD	14,959,980	Bank of America N.A.	04/12/24	(55,232)
CAD	17,290,995	USD	12,825,416	Bank of America N.A.	04/12/24	(58,431)
CAD	9,498,503	USD	7,072,912	Bank of America N.A.	04/12/24	(59,594)
EUR	5,860,046	USD	6,389,156	Bank of America N.A.	04/12/24	(64,498)
USD	12,607,102	EUR	11,742,917	Bank of America N.A.	04/12/24	(66,847)
AUD	14,261,642	USD	9,375,775	Bank of America N.A.	04/12/24	(79,512)
NZD	8,479,822	USD	5,187,785	Bank of America N.A.	04/12/24	(121,445)
CHF	2,902,735	USD	3,393,464	Bank of America N.A.	04/12/24	(171,244)
SEK	56,343,251	USD	5,439,294	Bank of America N.A.	04/12/24	(173,428)
CHF	3,501,532	USD	4,066,684	Bank of America N.A.	04/12/24	(179,761)
CHF	6,649,019	USD	7,584,810	Bank of America N.A.	04/12/24	(203,978)
NZD	30,315,776	USD	18,510,085	Bank of America N.A.	04/12/24	(397,670)
USD	5,034,906	SEK	52,516,670	Barclays Bank PLC	04/12/24	126,674
USD	11,248,970	CHF	9,582,804	BNP Paribas	04/12/24	611,450
USD	15,344,934	NOK	160,081,129	BNP Paribas	04/12/24	595,960
USD	14,145,565	JPY	2,073,874,250	BNP Paribas	04/12/24	424,829
USD	12,630,615	NZD	20,734,583	BNP Paribas	04/12/24	242,563
USD	6,573,073	NOK	68,968,430	BNP Paribas	04/12/24	218,710
USD	14,501,077	NZD	23,920,999	BNP Paribas	04/12/24	209,275
USD	11,726,298	NZD	19,382,615	BNP Paribas	04/12/24	145,992
USD	5,826,519	NOK	61,858,610	BNP Paribas	04/12/24	127,215
USD	5,216,937	CHF	4,599,374	BNP Paribas	04/12/24	111,341
USD	8,227,490	SEK	87,038,979	BNP Paribas	04/12/24	92,788
USD	2,369,228	SEK	24,543,525	BNP Paribas	04/12/24	75,380
USD	1,372,228	SEK	14,249,334	BNP Paribas	04/12/24	40,479
USD	21,435,910	CAD	28,984,118	BNP Paribas	04/12/24	35,187
USD	6,436,928	AUD	9,837,198	BNP Paribas	04/12/24	24,681
GBP	8,050,506	USD	10,140,426	BNP Paribas	04/12/24	21,061
GBP	6,633,031	USD	8,358,161	BNP Paribas	04/12/24	14,165
USD	7,929,135	AUD	12,146,548	BNP Paribas	04/12/24	11,569
USD	3,388,916	GBP	2,676,485	BNP Paribas	04/12/24	10,611
AUD	6,535,702	USD	4,250,597	BNP Paribas	04/12/24	9,614
USD	5	EUR	5	BNP Paribas	04/12/24	—
CAD	1,687,450	USD	1,250,453	BNP Paribas	04/12/24	(4,507)
AUD	3,213,660	USD	2,101,224	BNP Paribas	04/12/24	(6,442)
AUD	4,755,574	USD	3,107,708	BNP Paribas	04/12/24	(7,850)
AUD	11,654,601	USD	7,613,587	BNP Paribas	04/12/24	(16,690)
AUD	7,237,418	USD	4,742,479	BNP Paribas	04/12/24	(24,864)
CAD	12,251,196	USD	9,088,422	BNP Paribas	04/12/24	(42,624)
GBP	7,219,024	USD	9,160,947	BNP Paribas	04/12/24	(48,970)
AUD	5,301,228	USD	3,505,452	BNP Paribas	04/12/24	(49,917)
CAD	11,902,072	USD	8,875,907	BNP Paribas	04/12/24	(87,888)
EUR	18,575,820	USD	20,147,645	BNP Paribas	04/12/24	(99,049)
SEK	39,674,523	USD	3,844,276	BNP Paribas	04/12/24	(136,278)
NZD	16,638,841	USD	10,084,472	BNP Paribas	04/12/24	(143,457)
NZD	12,044,396	USD	7,395,464	BNP Paribas	04/12/24	(199,438)
JPY	1,004,255,661	USD	6,850,723	BNP Paribas	04/12/24	(206,576)
CHF	8,300,463	USD	9,430,981	BNP Paribas	04/12/24	(216,941)
NOK	184,056,728	USD	17,576,977	BNP Paribas	04/12/24	(619,026)
USD	4,340,338	BRL	21,587,150	Citibank N.A.	04/26/24	46,569
USD	12,191,079	NZD	19,873,142	Goldman Sachs International	04/12/24	317,704
USD	8,676,521	NOK	91,089,327	Goldman Sachs International	04/12/24	284,063
USD	17,885,700	JPY	2,663,279,118	Goldman Sachs International	04/12/24	265,467
USD	6,109,411	CHF	5,313,074	Goldman Sachs International	04/12/24	211,562
USD	32,820,645	EUR	30,264,058	Goldman Sachs International	04/12/24	157,114
USD	6,969,699	NZD	11,475,324	Goldman Sachs International	04/12/24	113,670
GBP	12,807,155	USD	16,124,950	Goldman Sachs International	04/12/24	40,461
USD	3,393,395	GBP	2,661,343	Goldman Sachs International	04/12/24	34,203

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,942,807	JPY	440,093,536	Goldman Sachs International	04/12/24	$31,152
USD	3,081,335	EUR	2,837,703	Goldman Sachs International	04/12/24	18,646
USD	14,692,959	GBP	11,627,378	Goldman Sachs International	04/12/24	16,683
CAD	14,008,086	USD	10,328,741	Goldman Sachs International	04/12/24	14,274
EUR	3,315,917	USD	3,573,885	Goldman Sachs International	04/12/24	4,933
USD	6,779,111	AUD	10,429,209	Goldman Sachs International	04/12/24	(19,031)
GBP	5,406,055	USD	6,861,554	Goldman Sachs International	04/12/24	(37,939)
CAD	14,553,544	USD	10,820,873	Goldman Sachs International	04/12/24	(75,113)
NZD	4,706,585	USD	2,915,423	Goldman Sachs International	04/12/24	(103,435)
NOK	49,925,431	USD	4,734,999	Goldman Sachs International	04/12/24	(135,151)
JPY	1,486,925,803	USD	9,992,103	Goldman Sachs International	04/12/24	(154,613)
CHF	4,878,008	USD	5,570,571	Goldman Sachs International	04/12/24	(155,673)
NZD	9,588,158	USD	5,888,529	Goldman Sachs International	04/12/24	(160,003)
CHF	5,445,337	USD	6,212,739	Goldman Sachs International	04/12/24	(168,070)
NOK	67,373,964	USD	6,402,923	Goldman Sachs International	04/12/24	(195,465)
NOK	59,647,615	USD	5,723,360	Goldman Sachs International	04/12/24	(227,765)
NZD	11,434,494	USD	7,078,981	Goldman Sachs International	04/12/24	(247,346)
JPY	2,154,744,853	USD	14,879,591	Goldman Sachs International	04/12/24	(623,817)
USD	23,149,117	CHF	20,309,304	Morgan Stanley Capital Services LLC	04/12/24	604,502
USD	18,159,519	NOK	191,971,779	Morgan Stanley Capital Services LLC	04/12/24	472,320
USD	12,676,770	JPY	1,891,059,473	Morgan Stanley Capital Services LLC	04/12/24	165,536
USD	4,993,256	SEK	52,761,959	Morgan Stanley Capital Services LLC	04/12/24	62,099
USD	1,491,549	SEK	15,363,680	Morgan Stanley Capital Services LLC	04/12/24	55,653
USD	7,777,770	CAD	10,469,507	Morgan Stanley Capital Services LLC	04/12/24	47,501
USD	1,837,608	SEK	19,173,654	Morgan Stanley Capital Services LLC	04/12/24	45,629
EUR	11,041,809	USD	11,907,734	Morgan Stanley Capital Services LLC	04/12/24	9,520
USD	1,354,824	CAD	1,823,669	Morgan Stanley Capital Services LLC	04/12/24	8,299
USD	19,369,680	GBP	15,339,548	Morgan Stanley Capital Services LLC	04/12/24	7,838
USD	4,816,764	GBP	3,815,234	Morgan Stanley Capital Services LLC	04/12/24	1,109
EUR	204,612	USD	224,100	Morgan Stanley Capital Services LLC	04/12/24	(3,265)
EUR	1,658,096	USD	1,795,937	Morgan Stanley Capital Services LLC	04/12/24	(6,379)
AUD	22,422,417	USD	14,630,194	Morgan Stanley Capital Services LLC	04/12/24	(14,439)
USD	8,339,748	EUR	7,742,034	Morgan Stanley Capital Services LLC	04/12/24	(16,110)
NOK	17,278,946	USD	1,620,097	Morgan Stanley Capital Services LLC	04/12/24	(28,112)
SEK	27,167,789	USD	2,601,676	Morgan Stanley Capital Services LLC	04/12/24	(62,563)
SEK	20,476,104	USD	1,979,428	Morgan Stanley Capital Services LLC	04/12/24	(65,722)
SEK	39,225,318	USD	3,737,672	Morgan Stanley Capital Services LLC	04/12/24	(71,656)
JPY	1,505,930,912	USD	10,077,128	Morgan Stanley Capital Services LLC	04/12/24	(113,902)
CHF	8,794,199	USD	10,024,937	Morgan Stanley Capital Services LLC	04/12/24	(262,819)
NOK	175,715,425	USD	16,597,443	Morgan Stanley Capital Services LLC	04/12/24	(408,013)
CHF	15,629,213	USD	18,094,061	Morgan Stanley Capital Services LLC	04/12/24	(744,643)
USD	6,457,183	JPY	940,613,447	Standard Chartered Bank	04/12/24	234,092
USD	2,772,830	CHF	2,372,151	Standard Chartered Bank	04/12/24	139,592
USD	3,862,909	NZD	6,329,520	Standard Chartered Bank	04/12/24	81,284
USD	2,604,640	SEK	27,050,776	Standard Chartered Bank	04/12/24	76,463
USD	4,304,070	AUD	6,560,283	Standard Chartered Bank	04/12/24	27,837
GBP	2,694,233	USD	3,384,532	Standard Chartered Bank	04/12/24	16,175
EUR	116,142	USD	126,005	Standard Chartered Bank	04/12/24	(655)
JPY	203,637,734	USD	1,363,554	Standard Chartered Bank	04/12/24	(16,288)
EUR	2,810,907	USD	3,057,836	Standard Chartered Bank	04/12/24	(24,068)
GBP	5,454,250	USD	6,915,305	Standard Chartered Bank	04/12/24	(30,856)
JPY	273,630,772	USD	1,860,306	Standard Chartered Bank	04/12/24	(49,967)
CHF	1,589,295	USD	1,815,532	Standard Chartered Bank	04/12/24	(51,314)
JPY	398,855,389	USD	2,694,835	Standard Chartered Bank	04/12/24	(56,011)
USD	7,067,301	CHF	6,032,505	State Street Bank and Trust Co.	04/12/24	370,838
USD	5,189,777	NZD	8,376,239	State Street Bank and Trust Co.	04/12/24	185,323
USD	4,867,113	CHF	4,225,955	State Street Bank and Trust Co.	04/12/24	176,035
USD	7,842,410	AUD	11,862,179	State Street Bank and Trust Co.	04/12/24	110,206
USD	4,700,434	SEK	49,209,685	State Street Bank and Trust Co.	04/12/24	101,275
USD	4,383,010	NZD	7,203,910	State Street Bank and Trust Co.	04/12/24	78,973
USD	6,324,479	CAD	8,460,888	State Street Bank and Trust Co.	04/12/24	77,294
USD	9,334,913	GBP	7,338,737	State Street Bank and Trust Co.	04/12/24	71,833

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,503,041	CAD	7,364,572	State Street Bank and Trust Co.	04/12/24	$65,333
USD	929,032	NZD	1,515,610	State Street Bank and Trust Co.	04/12/24	23,518
USD	3,410,269	EUR	3,155,362	State Street Bank and Trust Co.	04/12/24	4,735
USD	6,563,547	GBP	5,196,912	State Street Bank and Trust Co.	04/12/24	3,915
USD	12,245,113	CAD	16,584,351	State Street Bank and Trust Co.	04/12/24	(113)
EUR	7,138,867	USD	7,715,104	State Street Bank and Trust Co.	04/12/24	(10,235)
USD	3,688,170	EUR	3,429,095	State Street Bank and Trust Co.	04/12/24	(12,800)
CAD	8,898,415	USD	6,595,767	State Street Bank and Trust Co.	04/12/24	(25,531)
USD	10,973,299	AUD	16,890,987	State Street Bank and Trust Co.	04/12/24	(36,867)
SEK	23,851,744	USD	2,283,970	State Street Bank and Trust Co.	04/12/24	(54,775)
SEK	42,390,959	USD	4,034,573	State Street Bank and Trust Co.	04/12/24	(72,695)
NOK	26,177,592	USD	2,508,728	State Street Bank and Trust Co.	04/12/24	(96,872)
JPY	675,702,421	USD	4,569,203	State Street Bank and Trust Co.	04/12/24	(98,761)
SEK	36,355,457	USD	3,502,252	State Street Bank and Trust Co.	04/12/24	(104,455)
NZD	6,417,467	USD	3,959,872	State Street Bank and Trust Co.	04/12/24	(125,703)
SEK	56,561,019	USD	5,414,745	State Street Bank and Trust Co.	04/12/24	(128,527)
NZD	8,367,166	USD	5,135,355	State Street Bank and Trust Co.	04/12/24	(136,321)
NZD	10,895,035	USD	6,723,583	State Street Bank and Trust Co.	04/12/24	(214,253)
NOK	148,564,379	USD	14,046,860	State Street Bank and Trust Co.	04/12/24	(358,975)
USD	14,311,178	ZAR	274,024,255	State Street Bank and Trust Co.	04/26/24	(129,179)
JPY	303,567,783	USD	2,034,913	The Bank of Montreal	04/12/24	(26,511)
USD	20,135,458	MXN	345,216,994	Toronto Dominion Securities	04/26/24	(553,014)
						$(1,206,025)

At March 31, 2024, the following futures contracts were outstanding for Voya Strategic Income Opportunities Fund:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	1,949	06/28/24	$398,540,047	$(127,912)
U.S. Treasury 5-Year Note	3,339	06/28/24	357,325,172	427,259
			$755,865,219	$299,347
Short Contracts:
U.S. Treasury 10-Year Note	(1,431)	06/18/24	(158,550,328)	(545,056)
U.S. Treasury Long Bond	(709)	06/18/24	(85,390,188)	(1,308,736)
U.S. Treasury Ultra 10-Year Note	(1,078)	06/18/24	(123,548,906)	(546,966)
U.S. Treasury Ultra Long Bond	(60)	06/18/24	(7,740,000)	(111,142)
			$(375,229,422)	$(2,511,900)

At March 31, 2024, the following centrally cleared interest rate swaps were outstanding for Voya Strategic Income Opportunities Fund:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)

Pay	1-day Overnight Brazil Interbank Deposit	Annual	9.693%	Annual	01/02/26	BRL	205,354,322	$(154,895)	$(154,895)
Pay	28-day MXN TIIE-BANXICO	Monthly	8.440	Monthly	07/20/28	MXN	359,415,000	(377,568)	(377,568)
Pay	28-day MXN TIIE-BANXICO	Monthly	9.310	Monthly	02/03/27	MXN	373,533,000	1,556	1,556
Pay	1-day Secured Overnight Financing Rate	Annual	3.610	Annual	04/30/54	USD	3,692,000	3,371	3,371
Pay	1-day Secured Overnight Financing Rate	Annual	3.391	Annual	08/25/24	USD	160,000,000	(1,304,656)	(1,304,656)
Receive	28-day MXN TIIE-BANXICO	Monthly	8.960	Monthly	11/03/33	MXN	148,329,000	(124,692)	(124,692)
								$(1,956,884)	$(1,956,884)

At March 31, 2024, the following OTC volatility swaps were outstanding for Voya Strategic Income Opportunities Fund:

Pay/ Receive Volatility(1)	Reference Entity	Volatility Strike Rate	Counterparty	Maturity Date	Currency	Notional Amount	Fair Value	Unrealized Appreciation (Depreciation)
Receive	USD vs. CAD Spot Exchange Rate	5.187%	BNP Paribas	09/13/24	USD	150,000	$(18,568)	$(18,568)

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Pay/ Receive Volatility(1)	Reference Entity	Volatility Strike Rate	Counterparty	Maturity Date	Currency	Notional Amount	Fair Value	Unrealized Appreciation (Depreciation)
Receive	GBP vs. USD Spot Exchange Rate	6.625%	BNP Paribas	09/17/24	USD	75,000	$(7,449)	$(7,449)
Receive	USD vs. CAD Spot Exchange Rate	5.200%	Deutsche Bank AG	09/13/24	USD	150,000	(20,471)	(20,471)
Receive	GBP vs. USD Spot Exchange Rate	6.600%	Deutsche Bank AG	09/17/24	USD	75,000	(5,620)	(5,620)
Receive	GBP vs. USD Spot Exchange Rate	6.525%	Goldman Sachs International	09/17/24	USD	75,000	(133)	(133)
							$(52,241)	$(52,241)

(1)	Fund pays the exercise rate semi-annually and receives the floating rate index quarterly.
(2)	Fund receives the exercise rate semi-annually and pays the floating rate index quarterly.
(3)	Forward premium swaption exercise rates represent the premium price on each respective swaption contract. Final exercise rate will be determined at the expiration of each respective swaption contract.
(4)	Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective forward premium swaption contract.

At March 31, 2024, the following OTC purchased foreign currency options were outstanding for Voya Strategic Income Opportunities Fund:

Description	Counterparty	Expiration Date	Exercise Price	Notional Amount		Cost	Fair Value
Call JPY vs. Put CHF	Morgan Stanley Capital Services LLC	04/05/24	165.000	CHF	17,420,000	$213,511	$10,002
Call JPY vs. Put USD	BNP Paribas	02/27/25	107.500	USD	12,280,000	609,088	5,917
Call USD vs. Put EUR	BNP Paribas	06/13/24	1.040	USD	1,430,000	178,707	86,645
Call USD vs. Put EUR	Morgan Stanley Capital Services LLC	05/31/24	1.040	USD	70,940,047	108,042	47,138
Call USD vs. Put EUR	Morgan Stanley Capital Services LLC	05/31/24	1.044	USD	70,940,047	143,417	61,651
Call USD vs. Put GBP	Standard Chartered Bank	05/02/24	1.250	USD	17,162,000	175,653	57,171
Call USD vs. Put JPY	Bank of America N.A.	09/09/32	140.000	USD	15,517,000	276,203	262,963
Call USD vs. Put JPY	BNP Paribas	09/09/32	140.000	USD	15,517,000	296,064	262,963
Call USD vs. Put JPY	Goldman Sachs International	11/26/25	165.000	USD	2,862,000	180,306	202,796
Put EUR vs. Call BRL	Bank of America N.A.	06/12/24	5.400	EUR	17,646,000	75,189	83,285
						$2,256,180	$1,080,531

At March 31, 2024, the following OTC written foreign currency options were outstanding for Voya Strategic Income Opportunities Fund:

Description	Counterparty	Expiration Date	Exercise Price	Notional Amount		Premiums Received	Fair Value
Call EUR vs. Put BRL	Bank of America N.A.	09/12/24	5.750	EUR	17,420,000	$292,145	$(257,679)
Call JPY vs. Put CHF	Morgan Stanley Capital Services LLC	04/05/24	160.000	CHF	17,420,000	94,891	(649)
Call USD vs. Put EUR	Morgan Stanley Capital Services LLC	05/31/24	1.088	USD	8,867,507	116,687	(102,529)
Call USD vs. Put GBP	Standard Chartered Bank	05/02/24	1.230	USD	17,162,000	94,992	(14,675)
Call USD vs. Put JPY	Bank of America N.A.	09/09/27	140.000	USD	15,517,000	439,441	(474,296)
Call USD vs. Put JPY	BNP Paribas	09/09/27	140.000	USD	15,517,000	425,166	(474,296)
Put EUR vs. Call BRL	Bank of America N.A.	09/12/24	5.250	EUR	17,420,000	160,505	(132,654)
						$1,623,827	$(1,456,778)

At March 31, 2024, the following OTC purchased interest rate swaptions were outstanding for Voya Strategic Income Opportunities Fund:

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Fair Value
Call on 10-Year Interest Rate Swap(1)	Bank of America N.A.	Receive	2.200%	1-day Secured Overnight Financing Rate	04/25/24	USD	33,783,000	$391,883	$1
Call on 10-Year Interest Rate Swap(1)	Bank of America N.A.	Receive	2.200%	1-day Secured Overnight Financing Rate	04/25/24	USD	101,347,000	1,155,355	1
Call on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.208%	1-day Secured Overnight Financing Rate	05/09/24	USD	33,783,000	371,613	20
								$1,918,851	$22

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

At March 31, 2024, the following OTC written interest rate swaptions were outstanding for Voya Strategic Income Opportunities Fund:

Description	Counterparty	Pay/Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Call on 10-Year Interest Rate Swap(2)	Mizuho Capital Markets LLC	Pay	3.675%	1-day Secured Overnight Financing Rate	04/26/24	USD	23,078,000	$370,171	$(512,545)
Put on 10-Year Interest Rate Swap(1)	Bank of America N.A.	Receive	4.050%	1-day Secured Overnight Financing Rate	04/25/24	USD	101,347,000	1,124,952	(208,074)
Put on 10-Year Interest Rate Swap(1)	Bank of America N.A.	Receive	4.050%	1-day Secured Overnight Financing Rate	04/25/24	USD	33,783,000	391,883	(69,359)
Put on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	4.050%	1-day Secured Overnight Financing Rate	05/09/24	USD	33,783,000	371,613	(112,805)
Put on 10-Year Interest Rate Swap(1)	Mizuho Capital Markets LLC	Receive	3.675%	1-day Secured Overnight Financing Rate	04/26/24	USD	23,078,000	370,171	(220,900)
								$2,628,790	$(1,123,683)

At March 31, 2024, the following OTC purchased forward premium swaptions were outstanding for Voya Strategic Income Opportunities Fund:

Description	Counterparty	Exercise Rate(3)	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premium receivable/ (payable) at expiration(4)	Unrealized Appreciation/ (Depreciation)
Call on 10-Year Interest Rate Swap	Goldman Sachs International	2.500%	Receive	6-month EUR-EURIBOR	02/20/26	EUR	29,336,000	$(2,862,674)	$(89,382)
Call on 30-Year Interest Rate Swap	Barclays Bank PLC	17.500%	Receive	1-day Secured Overnight Financing Rate	06/14/27	USD	22,958,000	(4,017,650)	295,051
Put on 10-Year Interest Rate Swap	Goldman Sachs International	2.500%	Pay	6-month EUR-EURIBOR	02/20/26	EUR	29,336,000	(2,862,674)	(157,309)
Put on 30-Year Interest Rate Swap	Barclays Bank PLC	18.000%	Pay	1-day Secured Overnight Financing Rate	05/25/27	USD	53,680,100	(9,662,418)	486,047
								$(19,405,416)	$534,407

At March 31, 2024, the following OTC written forward premium swaptions were outstanding for Voya Strategic Income Opportunities Fund:

Description	Counterparty	Exercise Rate(3)	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premium receivable/ (payable) at expiration(4)	Unrealized Appreciation/ (Depreciation)
Call on 10-Year Interest Rate Swap	Bank of America N.A.	3.800%	Pay	1-day Secured Overnight Financing Rate	02/20/26	USD	29,336,000	$1,537,206	$28,341
Put on 10-Year Interest Rate Swap	Bank of America N.A.	3.800%	Receive	1-day Secured Overnight Financing Rate	02/20/26	USD	29,336,000	1,446,265	268,275
								$2,983,471	$296,616

(1)	Fund pays the exercise rate semi-annually and receives the floating rate index quarterly.
(2)	Fund receives the exercise rate semi-annually and pays the floating rate index quarterly.
(3)	Forward premium swaption exercise rates represent the premium price on each respective swaption contract. Final exercise rate will be determined at the expiration of each respective swaption contract.
(4)	Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective forward premium swaption contract.

The following sales commitments were held by the Voya Strategic Income Opportunities Fund at March 31, 2024:

Principal Amount	Description	Contractual Settlement Date	Fair Value
$(17,040,000)	Fannie Mae, 6.500%, due 04/01/54	04/11/24	$(17,411,036)
(10,000,000)	Ginnie Mae, 3.000%, due 04/20/54	04/18/24	(8,854,688)
(10,000,000)	Ginnie Mae, 5.000%, due 05/15/53	05/20/24	(9,831,474)
(13,000,000)	Ginnie Mae, 5.000%, due 04/20/54	04/18/24	(12,777,869)
(17,800,000)	Ginnie Mae, 6.000%, due 04/20/54	04/18/24	(17,955,574)
(10,000,000)	Uniform Mortgage-Backed Securities, 3.000%, due 05/01/54	05/13/24	(8,992,767)
(7,650,000)	Uniform Mortgage-Backed Securities, 3.500%, due 05/15/54	05/13/24	(6,851,788)
(16,896,000)	Uniform Mortgage-Backed Securities, 5.500%, due 04/01/54	04/11/24	(16,814,773)
	Total Sales Commitments Proceeds receivable $(99,045,777)		$(99,489,969)

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Currency Abbreviations:

AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
EUR	—	EU Euro
GBP	—	British Pound
JPY	—	Japanese Yen
MXN	—	Mexican Peso
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar

Currency Abbreviations:

SEK	—	Swedish Krona
USD	—	United States Dollar
ZAR	—	South African Rand

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2024 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$1,080,531
Interest rate contracts	Investments in securities at value*	22
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	8,927,888
Interest rate contracts	Unrealized appreciation on forward premium swaptions	1,077,714
Interest rate contracts	Variation margin receivable on futures contracts**	427,259
Interest rate contracts	Variation margin receivable on centrally cleared swaps**	4,927
Total Asset Derivatives		$11,518,341

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$10,133,913
Interest rate contracts	Unrealized depreciation on forward premium swaptions	246,691
Interest rate contracts	Variation margin payable on futures contracts**	2,639,812
Interest rate contracts	Variation margin payable on centrally cleared swaps**	1,961,811
Foreign exchange contracts	Unrealized depreciation on OTC swap agreements	52,241
Foreign exchange contracts	Written options, at fair value	1,456,778
Interest rate contracts	Written options, at fair value	1,123,683
Total Liability Derivatives		$17,614,929

*	Includes purchased options.
**	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and centrally cleared swaps and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2024 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$680,932	$—	$680,932
Equity contracts	479,695	—	(163,628)	—	(2,634,832)	(2,318,765)
Foreign exchange contracts	(2,294,738)	(8,540,315)	—	—	2,230,396	(8,604,657)
Interest rate contracts	(729,794)	—	6,329,481	(23,732,855)	18,748,362	615,194
Total	$(2,544,837)	$(8,540,315)	$6,165,853	$(23,051,923)	$18,343,926	$(9,627,296)

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Foreign exchange contracts	$855,010	$(259,381)	$—	$(51,978)	$375,266	$918,917
Interest rate contracts	(1,781,764)	—	7,682,665	1,938,674	693,347	8,532,922
Total	$(926,754)	$(259,381)	$7,682,665	$1,886,696	$1,068,613	$9,451,839

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at March 31, 2024:

	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Deutsche Bank AG	Goldman Sachs International	JPMorgan Chase Bank N.A.	Mizuho Capital Markets LLC	Morgan Stanley Capital Services LLC	Standard Chartered Bank	State Street Bank and Trust Co.
Assets:
Purchased options	$346,250	$—	$355,525	$—	$—	$202,796	$20	$—	$118,791	$57,171	$—
Forward foreign currency contracts	897,116	126,674	3,022,870	46,569	—	1,509,932	—	—	1,480,006	575,443	1,269,278
Forward premium swaptions	296,616	781,098	—	—	—	—	—	—	—	—	—
Total Assets	$1,539,982	$907,772	$3,378,395	$46,569	$—	$1,712,728	$20	$—	$1,598,797	$632,614	$1,269,278
Liabilities:
Forward foreign currency contracts	$1,707,606	$—	$1,910,517	$—	$—	$2,303,421	$—	$—	$1,797,623	$229,159	$1,606,062
Forward premium swaptions	—	—	—	—	—	246,691	—	—	—	—	—
Volatility Swaps	—	—	26,017	—	26,091	133	—	—	—	—	—
Written options	1,142,062	—	474,296	—	—	—	112,805	733,445	103,178	14,675	—
Total Liabilities	$2,849,668	$—	$2,410,830	$—	$26,091	$2,550,245	$112,805	$733,445	$1,900,801	$243,834	$1,606,062
Net OTC derivative instruments by counterparty, at fair value	$(1,309,686)	$907,772	$967,565	$46,569	$(26,091)	$(837,517)	$(112,785)	$(733,445)	$(302,004)	$388,780	$(336,784)
Total collateral pledged by the Fund/(Received from counterparty)(1)	$1,309,686	$(830,000)	$(610,000)	$—	$—	$—	$—	$—	$120,632	$(270,000)	$—
Net Exposure(2)	$—	$77,772	$357,565	$46,569	$(26,091)	$(837,517)	$(112,785)	$(733,445)	$(181,372)	$118,780	$(336,784)

	The Bank of Montreal	Toronto Dominion Securities	Total
Assets:
Purchased options	$—	$—	$1,080,553
Forward foreign currency contracts	—	—	8,927,888
Forward premium swaptions	—	—	1,077,714
Total Assets	$—	$—	$11,086,155
Liabilities:
Forward foreign currency contracts	$26,511	$553,014	$10,133,913
Forward premium swaptions	—	—	246,691
Volatility Swaps	—	—	52,241
Written options	—	—	2,580,461
Total Liabilities	$26,511	$553,014	$13,013,306
Net OTC derivative instruments by counterparty, at fair value	$(26,511)	$(553,014)	$(1,927,151)
Total collateral pledged by the Fund/(Received from counterparty)(1)	$—	$420,000	$140,318
Net Exposure(2)	$(26,511)	$(133,014)	$(1,786,833)

(1)	At March 31, 2024, the Fund had pledged $1,390,038 to Bank of America N.A. Excess cash collateral is not shown for financial reporting purposes.

(2)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

At March 31, 2024, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $2,065,005,484.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$26,094,134
Gross Unrealized Depreciation	(123,429,776)
Net Unrealized Depreciation	$(97,335,642)

See Accompanying Notes to Financial Statements

[This Page Intentionally Left Blank]

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended March 31, 2024 were as follows:

Fund Name	Type	Per Share Amount
Voya GNMA Income Fund
Class A	NII	$0.2539
Class C	NII	$0.1993
Class I	NII	$0.2775
Class R6	NII	$0.2814
Class W	NII	$0.2743
Voya High Yield Bond Fund
Class A	NII	$0.4268
Class C	NII	$0.3759
Class I	NII	$0.4494
Class R	NII	$0.4099
Class R6	NII	$0.4544
Class W	NII	$0.4443
Voya Intermediate Bond Fund
Class A	NII	$0.3372
Class C	NII	$0.2724
Class I	NII	$0.3681
Class R	NII	$0.3161
Class R6	NII	$0.3735
Class W	NII	$0.3584
Fund Name	Type	Per Share Amount
Voya Short Duration High Income Fund
Class A	NII	$0.7796
Class I	NII	$0.6761
Class R	NII	$0.8049
Class R6	NII	$0.8082
Voya Short Term Bond Fund
Class A	NII	$0.3732
Class C	NII	$0.3040
Class I	NII	$0.3980
Class R	NII	$0.3515
Class R6	NII	$0.4031
Class W	NII	$0.3975
Voya Strategic Income Opportunities Fund
Class A	NII	$0.4668
Class C	NII	$0.3932
Class I	NII	$0.4887
Class R	NII	$0.4406
Class R6	NII	$0.4938
Class W	NII	$0.4882

NII - Net investment income

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

Voya GNMA Income Fund	99.98%
Voya High Yield Bond Fund	80.46%
Voya Intermediate Bond Fund	100.00%
Voya Short Duration High Income Fund	85.85%
Voya Short Term Bond Fund	98.91%
Voya Strategic Income Opportunities Fund	87.95%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees
Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Trustee	January 2020 – Present November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	138	Stanley Global Engineering (2020 – Present).
John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	138	None.
Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258	Trustee	August 2015 – Present	Retired.	138	None.
Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	138	None.
Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	138	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	October 2015 – Present	Retired.	138	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2024.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023– Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).
Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Head of Investment Risk for Equity and Funds, Voya Investment Management (April 2024 – Present); Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present). Formerly, Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – March 2024); Vice President, Voya Investments, LLC (September 2018 – March 2020).
Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).
Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/ Principal Financial Officer and Assistant Secretary	March 2005 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).
Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).
Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	September 2023 - Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (September 2023 – Present); Formerly, Vice President, Voya Investments, LLC (October 2015 - September 2023); Vice President, Voya Funds Services, LLC (July 2007 – September 2023).
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 - Present September 2020 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 - March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Future State Operating Model Design, Voya Investment Management (April 2023 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).
Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	October 2000 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).
Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).
Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President and Assistant Secretary	March 2024 - Present	Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2024 – Present). Formerly, Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – February 2024); Attorney, Ropes & Gray LLP (October 2011 – April 2019).
Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2024 – Present). Formerly, Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – February 2024); Associate, Dechert LLP (October 2018 – November 2021).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present	Compliance Manager, Voya Financial, Inc. (March 2023 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present). Formerly, Compliance Consultant, Voya Financial, Inc. (January 2019 – February 2023).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

At a meeting held on November 16, 2023, the Board of Trustees (“Board”) of Voya Funds Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, Voya Short Term Bond Fund, and Voya Strategic Income Opportunities Fund, each a series of the Trust (the “Funds”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Funds, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Fund (the “Sub-Adviser”), for an additional one-year period ending November 30, 2024.

In addition to the Board meeting on November 16, 2023, the Independent Trustees also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2023 and November 14, 2023. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Fund (“Selected Peer Group”) based on that Fund’s particular attributes; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the omission of any such information was determined to not be material to the Board’s considerations.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Funds, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Funds as set forth in the Management Contracts, including oversight of the Funds’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Funds under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Fund are complied with on a consistent basis.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Funds and the level of resources committed to the Funds (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Funds.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.

Fund Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar, Inc. (“Morningstar”) (an independent provider of mutual fund data) category and primary benchmark, a broad-based securities market index. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Fund grows larger and the extent to which any such economies are shared with the Fund. In this regard, the Board noted any breakpoints in the management fee schedules that will result in a lower management fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Funds do not have management fee breakpoints, the Funds may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with each Fund through such fee waivers, expense reimbursements or other expense reductions. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Fund, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Funds, including whether the Manager proposed any changes thereto. For each Fund, the Board separately determined that the fees payable to the Manager and the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Fund both with and without taking into account the profitability of the distributor of the Funds and any revenue sharing payments made by the Manager.

Although the Methodology Guide establishes a framework for profit calculation by the Manager and its affiliated Sub-Adviser, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Funds. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Funds. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Funds and the Manager’s and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Fund-by-Fund Analysis

Set forth below are certain of the specific factors that the

Board considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings in relation to approving each Fund’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The performance data provided to the Board primarily was for various periods ended March 31, 2023. In addition, the Board also considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings certain additional data regarding each Fund’s more recent performance, asset levels and asset flows. Each Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

Voya GNMA Income Fund

In considering whether to approve the renewal of the Contracts for Voya GNMA Income Fund, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Fund is ranked in the first quintile of its Morningstar category for the three-year and ten-year periods, and the second quintile for the year-to-date, one-year and five-year periods; and (2) the Fund outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Fund’s net expense ratio.

Voya High Yield Bond Fund

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

In considering whether to approve the renewal of the Contracts for Voya High Yield Bond Fund, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Fund is ranked in the first quintile of its Morningstar category for the year-to-date period, the second quintile for the ten-year period, the third quintile for the five-year period, and the fourth quintile for the one-year and three-year periods; and (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed.

In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Fund’s performance during certain periods; and (2) the recent changes to the Fund’s portfolio management team.

In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Fund’s net expense ratio.

Voya Intermediate Bond Fund

In considering whether to approve the renewal of the Contracts for Voya Intermediate Bond Fund, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Fund is ranked in the first quintile of its Morningstar category for the ten-year period, and the third quintile for the year-to-date, one-year, three-year and five-year periods; and (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed.

In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.

Voya Short Term Bond Fund

In considering whether to approve the renewal of the Contracts for Voya Short Term Bond Fund, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Fund is ranked in the second quintile of its Morningstar category for the three-year and ten-year periods, and the third quintile for the year-to-date, one-year and five-year periods; and (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed.

In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.

Voya Strategic Income Opportunities Fund

In considering whether to approve the renewal of the Contracts for Voya Strategic Income Opportunities Fund, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Fund is ranked in the first quintile of its Morningstar category for the ten-year period, the third quintile for the year-to-date, three-year and five-year periods, and the fourth quintile for the one-year period; and (2) the Fund outperformed its primary

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

benchmark for all periods presented, with the exception of the one-year and five-year periods, during which it underperformed.

In analyzing this performance data, the Board took into account management’s representations regarding the Fund’s performance during certain periods.

In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Fund and that approval of the continuation of the Contracts is in the best interests of each Fund and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to each Fund’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Fund for the year ending November 30, 2024.

Investment Adviser	Independent Registered Public Accounting Firm
Voya Investments, LLC	Ernst & Young LLP
7337 East Doubletree Ranch Road, Suite 100	200 Clarendon Street
Scottsdale, Arizona 85258	Boston, Massachusetts 02116

Distributor	Custodian
Voya Investments Distributor, LLC	The Bank of New York Mellon
7337 East Doubletree Ranch Road, Suite 100	225 Liberty Street
Scottsdale, Arizona 85258	New York, New York 10286

Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (U.S.) Inc.	Ropes & Gray LLP
301 Bellevue Parkway	Prudential Tower
Wilmington, Delaware 19809	800 Boylston Street Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com	163059 (0324)

Annual Report

March 31, 2024

Voya Government Money Market Fund

Classes A, C, I, and W

Effective January 24, 2023, the U.S. Securities and Exchange Commission adopted rule and form amendments to require mutual funds to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information deemed important for investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. The Fund’s Forms N-MFP are available on the SEC’s website at www.sec.gov or the monthly schedule of portfolio holdings are also available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no guarantee that the Fund will achieve its investment objective. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Portfolio Managers’ Report	Voya Government Money Market Fund

Voya Government Money Market Fund (the “Fund”) seeks to provide investors with a high level of current income consistent with preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance Update: Preservation of capital, limiting interest rate risk and keeping an excess liquidity cushion were our primary objectives for the Fund during the Fund’s fiscal year. Maximizing the yield and the total return of the Fund remained a secondary objective. The Fund outperformed its benchmark before the deduction of fees and operating expenses and benefited from its high liquidity and by maintaining a very short weighted average maturity (“WAM”) to take advantage of rate increases early in the period. Exposure to floating rate U.S. agency securities tied to secured overnight financing rate (“SOFR”) and U.S. Treasury securities tied to 3-month Treasury bills further added to performance.

Investment Type Allocation as of March 31, 2024 (as a percentage of net assets)
U.S. Treasury Debt	46.4%
U.S. Treasury Repurchase Agreements	32.8%
U.S. Government Agency Debt	27.5%
Liabilities in Excess of Other Assets	(6.7)%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Portfolio Specifics: During the period, the Federal Open Market Committee (“FOMC”) implemented two increases totaling 50 basis points (“bp”) in the U.S. Federal Reserve funds rate. The rate peaked in July and then the FOMC held rates steady through the remainder of the period through March 31, 2024. With peak rates likely reached, investors anticipated when and by how much the FOMC would cut rates in 2024.

The Fund maintained an extremely short WAM as it rode the rising rates. Early in 2024, the Fund extended its maturity in anticipation of rate cuts in 2024 and beyond. The Fund held short-term overnight securities and Treasury bills and short-term floating rate agency securities to take advantage of the rising rates and add incremental yield over repo and short-term Treasury bills.

Current Strategy & Outlook: The Fed dot plot anticipates three cuts in 2024 and further cuts in 2025. We believe that if data shows a decrease in inflation and softness in the labor market, consumer spending and economic growth, the Fed will cut rates late in the year. We will continue to look for opportunities to extend the Fund’s maturity if the market prices in two or fewer cuts for 2024. We expect to maintain exposure to floating rate securities as they offer a yield advantage to short-term Treasury bills and overnight repo.

Principal Risk Factors: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

1

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Annualized Expense Ratio*	Expenses Paid During the Period Ended March 31, 2024**	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Annualized Expense Ratio*	Expenses Paid During the Period Ended March 31, 2024**
Class A	$1,000.00	$1,025.30	0.39%	$1.97	$1,000.00	$1,023.05	0.39%	$1.97
Class C	1,000.00	1,020.20	1.39	7.02	1,000.00	1,018.05	1.39	7.01
Class I	1,000.00	1,025.30	0.39	1.97	1,000.00	1,023.05	0.39	1.97
Class W	1,000.00	1,025.40	0.39	1.97	1,000.00	1,023.05	0.39	1.97

*	The annualized expense ratios reflect waivers of 0.00%, 0.00%, 0.00% and 0.00% of management, distribution and shareholder servicing fees for Classes A, C, I and W, respectively, in order to maintain a net yield of not less than zero (Note 4).
**	Expenses are equal to the Fund’s annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Government Money Market Fund and the Board of Trustees of Voya Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Government Money Market Fund (the “Fund”) (one of the funds constituting Voya Funds Trust (the “Trust”)), including the portfolio of investments, as of March 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Voya Funds Trust) at March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019

Boston, Massachusetts

May 30, 2024

3

STATEMENT OF ASSETS AND LIABILITIES as of March 31, 2024

ASSETS:
Short-term investments at amortized cost	$249,818,886
Repurchase agreements	111,044,000
Cash	22,026
Receivables:
Investment securities sold	14,702,528
Fund shares sold	4,797,708
Dividends	4,426
Interest	585,174
Prepaid expenses	52,687
Reimbursement due from Investment Adviser	26,994
Other assets	21,184
Total assets	381,075,613

LIABILITIES:
Income distribution payable	4,709
Payable for investment securities purchased	41,645,174
Payable for fund shares redeemed	528,210
Payable for investment management fees	103,604
Payable for distribution and shareholder service fees	1,780
Payable to trustees under the deferred compensation plan (Note 5)	21,184
Payable for trustee fees	684
Other accrued expenses and liabilities	374,959
Total liabilities	42,680,304
NET ASSETS	$338,395,309

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$338,409,527
Total distributable loss	(14,218)
NET ASSETS	$338,395,309

See Accompanying Notes to Financial Statements

4

STATEMENT OF ASSETS AND LIABILITIES as of March 31, 2024 (continued)

Class A
Net assets	$265,846,285
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	265,851,755
Net asset value and redemption price per share†	$1.00

Class C
Net assets	$2,115,577
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	2,115,622
Net asset value and redemption price per share†	$1.00

Class I
Net assets	$58,966,080
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	58,967,282
Net asset value and redemption price per share	$1.00

Class W
Net assets	$11,467,367
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	11,467,613
Net asset value and redemption price per share	$1.00

†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

5

STATEMENT OF OPERATIONS for the year ended March 31, 2024

INVESTMENT INCOME:
Dividends	$48,088
Interest	16,761,084
Other	2,019
Total investment income	16,811,191
EXPENSES:
Investment management fees	1,106,229
Distribution and shareholder service fees:
Class C	21,497
Transfer agent fees:
Class A	409,846
Class C	3,694
Class I	43,102
Class W	14,560
Shareholder reporting expense	16,470
Registration fees	94,730
Professional fees	38,558
Custody and accounting expense	14,640
Trustee fees	3,660
Miscellaneous expense	14,458
Total expenses	1,781,444
Waived and reimbursed fees	(533,496)
Net expenses	1,247,948
Net investment income	15,563,243
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	44,938
Increase in net assets resulting from operations	$15,608,181

See Accompanying Notes to Financial Statements

6

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
FROM OPERATIONS:
Net investment income	$15,563,243	$6,363,180
Net realized gain (loss)	44,938	(4,142)
Increase in net assets resulting from operations	15,608,181	6,359,038
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(12,215,598)	(5,001,800)
Class C	(84,235)	(35,525)
Class I	(2,815,104)	(1,290,155)
Class W	(448,234)	(36,370)
Total distributions	(15,563,171)	(6,363,850)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,474,342,746	1,140,832,736
Reinvestment of distributions	15,507,497	6,347,946
	1,489,850,243	1,147,180,682
Cost of shares redeemed	(1,428,809,700)	(1,070,424,026)
Net increase in net assets resulting from capital share transactions	61,040,543	76,756,656
Net increase in net assets	61,085,553	76,751,844
NET ASSETS:
Beginning of year or period	277,309,756	200,557,912
End of year or period	$338,395,309	$277,309,756

See Accompanying Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations						Less Distributions										Ratios to average net assets						Supplemental Data

Year or period ended	($)	($)		($)		($)		($)		($)		($)	($)		($)	($)	(%)	(%)	(%)		(%)	(%)		($000’s)	(%)
Class A
03-31-24	1.00	0.05	•	0.00	*	0.05		0.05		—		—	0.05		—	1.00	5.04	0.57	0.39	(4)	0.39	4.93		265,846	—
03-31-23	1.00	0.03		(0.01)		0.02		0.02		—		—	0.02		—	1.00	2.48	0.62	0.39	(5)	0.39	2.63		217,392	—
03-31-22	1.00	(0.00	)*•	0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.09	0.64	0.05	(6)	0.05	(0.00	)*	156,626	—
03-31-21	1.00	0.00	*•	0.00	*	0.00	*	0.00	*	0.00	*	—	0.00	*	—	1.00	0.04	0.68	0.11	(7)	0.11	0.01		156,808	—
03-31-20	1.00	0.02		0.00	*	0.02		0.02		0.00	*	—	0.02		—	1.00	1.61	0.63	0.41	(8)	0.41	1.49		161,828	—
Class C
03-31-24	1.00	0.04	•	0.00	*	0.04		0.04		—		—	0.04		—	1.00	3.99	1.57	1.39	(4)	1.39	3.92		2,116	—
03-31-23	1.00	0.02	•	0.00	*	0.02		0.02		—		—	0.02		—	1.00	1.63	1.62	1.23	(5)	1.23	1.62		2,220	—
03-31-22	1.00	—	•	0.00	*	0.00		—		0.00	*	—	0.00	*	—	1.00	0.09	1.64	0.05	(6)	0.05	0.00	*	2,015	—
03-31-21	1.00	0.00	*•	0.00	*	0.00	*	0.00	*	0.00	*	—	0.00	*	—	1.00	0.03	1.68	0.11	(7)	0.11	0.01		2,321	—
03-31-20	1.00	0.01		0.00	*	0.01		0.01		0.00	*	—	0.01		—	1.00	0.65	1.63	1.41	(8)	1.41	0.56		2,870	—
Class I
03-31-24	1.00	0.05	•	0.00	*	0.05		0.05		—		—	0.05		—	1.00	5.04	0.48	0.39	(4)	0.39	4.93		58,966	—
03-31-23	1.00	0.03		(0.01)		0.02		0.02		—		—	0.02		—	1.00	2.48	0.49	0.39	(5)	0.39	2.63		56,466	—
03-31-22	1.00	(0.00	)*•	0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.09	0.50	0.05	(6)	0.05	(0.00	)*	41,745	—
03-31-21	1.00	0.00	*•	0.00	*	0.00	*	0.00	*	0.00	*	—	0.00	*	—	1.00	0.03	0.57	0.11	(7)	0.11	0.01		45,260	—
03-31-20	1.00	0.02		0.00	*	0.02		0.02		0.00	*	—	0.02		—	1.00	1.63	0.61	0.41	(8)	0.41	1.53		43,994	—
Class W
03-31-24	1.00	0.05	•	0.00	*	0.05		0.05		—		—	0.05		—	1.00	5.04	0.57	0.39	(4)	0.39	4.99		11,467	—
03-31-23	1.00	0.03	•	(0.01)		0.02		0.02		—		—	0.02		—	1.00	2.50	0.62	0.39	(5)	0.39	3.37		1,232	—
03-31-22	1.00	0.00	*•	0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.09	0.64	0.05	(6)	0.05	0.00	*	173	—
03-31-21	1.00	0.00	*•	0.00	*	0.00	*	0.00	*	0.00	*	—	0.00	*	—	1.00	0.04	0.68	0.11	(7)	0.11	0.01		386	—
03-31-20	1.00	0.02		0.00	*	0.02		0.02		0.00	*	—	0.02		—	1.00	1.61	0.63	0.41	(8)	0.41	1.52		236	—

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Expense ratios reflect waivers of 0.00%, 0.00%, 0.00% and 0.00% of management fees, distribution and shareholder servicing fees for Classes A, C, I, and W, respectively, in order to maintain a net yield of not less than zero.
(5)	Expense ratios reflect waivers of 0.01%, 0.18%, 0.01% and 0.01% of management fees, distribution and shareholder servicing fees for Classes A, C, I, and W, respectively, in order to maintain a net yield of not less than zero.
(6)	Expense ratios reflect waivers of 0.35%, 1.35%, 0.35% and 0.35% of management fees, distribution and shareholder servicing fees for Classes A, C, I, and W, respectively, in order to maintain a net yield of not less than zero.
(7)	Expense ratios reflect waivers of 0.30%, 1.30%, 0.30% and 0.30% of management fees, distribution and shareholder servicing fees for Classes A, C, I, and W, respectively, in order to maintain a net yield of not less than zero.
(8)	Expense ratios reflect waivers of 0.01%, 0.01%, 0.01% and 0.01% of management fees, distribution and shareholder servicing fees for Classes A, C, I and W, respectively, in order to maintain a net yield of not less than zero.

•	Calculated using average number of shares outstanding throughout the year or period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

8

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024

NOTE 1 — ORGANIZATION

Voya Funds Trust (the “Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of nine separately managed series. This report is for Voya Government Money Market Fund (“Government Money Market” or the “Fund”), a diversified series of the Trust.

The Fund offers the following classes of shares: Class A, Class C, Class I and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees, as well as differences in the amount of waiver fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the share classes, if any.

Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares 8 years after purchase.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern Time unless otherwise designated by the CTA). The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.

The Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Fund’s Board of Trustees (“Board”) has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Fund, there can be no assurance that the Fund’s NAV can be maintained at $1.00 per share.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or pricing committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.

9

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures. The Board has also designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of the Fund’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or the Fund’s sub-adviser(s).

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of investments is presented only when the Fund has a significant amount of Level 3 investments.

B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Premium amortization and discount accretion are determined by the effective yield method.

C. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Dividends are declared daily from net investment income and paid monthly. The Fund distributes capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

D. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

E. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from overnight to one week (although it may extend over a number of months), while the underlying securities generally have longer maturities. The Fund will receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the Fund.

Please refer to the table within the Portfolio of Investments for open repurchase agreements subject to the MRA on a net basis at March 31, 2024.

G. Restricted Securities. The Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/ or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

10

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

H. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT MANAGEMENT FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, at an annual rate of 0.35% of the Fund’s average daily net assets.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

NOTE 4 — DISTRIBUTION AND SERVICE FEES

Class C shares of the Fund have a service and distribution plan (the “Plan”), whereby the Distributor is paid an annual fee at the rate of 1.00% for Class C shares of the value of average daily net assets of the class for expenses incurred in the distribution and/or shareholder servicing of the Fund’s Class C shares. Pursuant to the Plan, the Distributor is entitled to a payment each month for the distribution and promotion of the Fund’s Class C shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.

The Distributor and Investment Adviser have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist the Fund in maintaining a net yield of not less than zero through August 1, 2024. There is no guarantee the Fund will maintain such a yield. Distribution and shareholder servicing fees waived are not subject to recoupment. Management fees waived or expenses reimbursed are subject to possible recoupment by the Investment Adviser within three years subject to certain restrictions. For the year ended March 31, 2024, there were no waivers or reimbursements necessary to assist the Fund in maintaining a net yield of not less than zero.

Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations.

As of March 31, 2024, amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

March 31,
2025	2026	2027	Total
$745,440	$25,222	$—	$770,662

The Distributor may also retain the proceeds of the contingent deferred sales charge paid by shareholders upon certain redemptions for Class C shares. For the year ended March 31, 2024, the Distributor retained the following amounts in sales charges:

Class C
Contingent Deferred Sales Charges:	$57

11

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2024, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the Fund:

Subsidiary	Percentage
Voya Institutional Trust Company	21.63%

Voya Investments Distributor, LLC	9.38

Voya Retirement Insurance and Annuity Company	28.47

The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Fund may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended March 31, 2024, the per account fees for affiliated recordkeeping services paid by the Fund were $203,594.

NOTE 6 — EXPENSE LIMITATION AGREEMENT

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) between the Investment Adviser and the Trust, on behalf of the Fund, the Investment Adviser has agreed to limit expenses of the Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

Class A	Class C	Class I	Class W
0.35%	1.35%	0.35%	0.35%

Prior to January 1, 2024, the expense limits were 0.40%, 1.40% 0.40% and 0.40% for Class A, C, I and W, respectively.

The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months,

but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of March 31, 2024, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

March 31,
2025	2026	2027	Total
$209,753	$207,322	$62,718	$479,793

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates as of March 31, 2024 are as follows:

	March 31,
	2025	2026	2027	Total
Class A	$230,726	$258,466	$409,470	$898,662
Class C	3,050	2,972	3,694	9,716
Class I	—	—	43,086	43,086
Class W	452	1,457	14,528	16,437

The Expense Limitation Agreement is contractual through August 1, 2025 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 7 — LINE OF CREDIT

Effective June 12, 2023, the Fund, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 10, 2024. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 12, 2023, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 12, 2023.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments

12

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 7 — LINE OF CREDIT (continued)

generally must be made within 60 days after the date of a revolving credit advance. During the year ended March 31, 2024, the Fund did not utilize the line of credit.

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or
period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Class A
3/31/2024	1,430,435,227	—	12,170,677	(1,394,187,271)	—	48,418,633	1,430,435,227	—	12,170,677	(1,394,187,271)	—	48,418,633
3/31/2023	1,112,542,488	—	4,989,049	(1,056,761,685)	—	60,769,852	1,112,542,488	—	4,989,049	(1,056,761,685)	—	60,769,852
Class C
3/31/2024	480,854	—	83,555	(669,070)	—	(104,661)	480,854	—	83,555	(669,070)	—	(104,661)
3/31/2023	672,786	—	35,247	(502,725)	—	205,308	672,786	—	35,247	(502,725)	—	205,308
Class I
3/31/2024	23,042,711	—	2,805,031	(23,356,641)	—	2,491,101	23,042,711	—	2,805,031	(23,356,641)	—	2,491,101
3/31/2023	25,864,127	—	1,287,280	(12,429,103)	—	14,722,304	25,864,127	—	1,287,280	(12,429,103)	—	14,722,304
Class W
3/31/2024	20,383,954	—	448,234	(10,596,718)	—	10,235,470	20,383,954	—	448,234	(10,596,718)	—	10,235,470
3/31/2023	1,753,335	—	36,370	(730,513)	—	1,059,192	1,753,335	—	36,370	(730,513)	—	1,059,192

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/ tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended	Year Ended
March 31, 2024	March 31, 2023
Ordinary	Ordinary
Income	Income
$15,563,171	$6,363,850

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2024 were:

Undistributed	Unrealized				Total
Ordinary	Appreciation/	Capital Loss Carryforwards			Distributable
Income	(Depreciation)	Amount	Character	Other	Earnings/(Loss)
$2,999	$(33)	$(12,475)	Short-term	$(4,709)	$(14,218)

13

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 9 — FEDERAL INCOME TAXES (continued)

The Fund’s major tax jurisdictions are U.S. federal and Arizona state.

As of March 31, 2024, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 10 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

The London Interbank Offered Rate (“LIBOR”) was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Fund may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets in these new rates are continuing to develop. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly on the Fund and the financial instruments in which it invests; however, longer-term impacts are still uncertain.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

NOTE 11 — MARKET DISRUPTION AND GEOPOLITICAL

The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of investments, including beyond the direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.

14

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 12 — SUBSEQUENT EVENTS

Dividends. Subsequent to March 31, 2024, the Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.0041	May 1, 2024	Daily
Class C	$0.0033	May 1, 2024	Daily
Class I	$0.0041	May 1, 2024	Daily
Class W	$0.0041	May 1, 2024	Daily

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

15

Voya Government Money Market Fund	PORTFOLIO OF INVESTMENTS
March 31, 2024

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY DEBT: 27.5%
650,000 (1)	Federal Farm Credit Banks Funding Corp., 5.420%, (SOFRRATE + 0.090%), 09/16/2024	$649,962	0.2
3,000,000 (2)	Federal Home Loan Bank Discount Notes, 4.880%, 01/27/2025	2,883,864	0.9
10,000,000 (2)	Federal Home Loan Bank Discount Notes, 4.890%, 01/10/2025	9,633,167	2.8
975,000	Federal Home Loan Banks, 2.400%, 04/22/2024	973,311	0.3
800,000	Federal Home Loan Banks, 5.330%, 04/26/2024	799,958	0.2
6,500,000 (1)	Federal Home Loan Banks, 5.330%, (SOFRRATE + 0.000%), 05/21/2024	6,500,000	1.9
4,000,000 (1)	Federal Home Loan Banks, 5.330%, (SOFRRATE + 0.000%), 06/11/2024	4,000,000	1.2
15,500,000 (1)	Federal Home Loan Banks, 5.330%, (SOFRRATE + 0.000%), 07/09/2024	15,500,000	4.6
7,605,000 (1)	Federal Home Loan Banks, 5.340%, (SOFRRATE + 0.010%), 08/27/2024	7,605,000	2.2
550,000 (1)	Federal Home Loan Banks, 5.390%, (SOFRRATE + 0.060%), 05/20/2024	549,995	0.2
13,000,000 (1)	Federal Home Loan Banks 0001, 5.335%, (SOFRRATE + 0.005%), 06/20/2024	13,000,000	3.8
31,000,000 (1)	Federal Home Loan Banks 0002, 5.330%, (SOFRRATE + 0.000%), 06/03/2024	31,000,000	9.2
	Total U.S. Government Agency Debt
	(Cost $93,095,257)	93,095,257	27.5
U.S. TREASURY DEBT: 46.3%
12,250,000 (2)	United States Treasury Bill, 4.880%, 12/26/2024	11,823,923	3.5
41,817,000 (2)	United States Treasury Bill, 5.030%, 04/30/2024	41,645,174	12.3
14,750,000 (2)	United States Treasury Bill, 5.150%, 04/23/2024	14,702,406	4.3
60,500,000 (2)	United States Treasury Bill, 5.250%, 05/09/2024	60,163,226	17.8

Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY DEBT: (continued)
15,000,000 (2)	United States Treasury Bill, 5.290%, 05/21/2024	$14,890,271	4.4
13,500,000 (1)	United States Treasury Floating Rate Notes, 5.225%, (USBMMY3M + (0.075)%), 04/30/2024	13,498,629	4.0
	Total U.S. Treasury Debt
	(Cost $156,723,629)	156,723,629	46.3
U.S. TREASURY REPURCHASE AGREEMENTS: 32.8%
111,044,000	Deutsche Bank AG, Repurchase Agreement dated 03/28/2024, 5.300%, due 04/01/2024 $111,109,393 to be received upon repurchase (Collateralized by $149,482,099, Various U.S. Treasury Obligations , 0.000%, Market Value plus accrued interest and principal $114,375,320 due 02/15/25-05/15/39)	111,044,000	32.8

	Total U.S. Treasury Repurchase Agreements
	(Cost $111,044,000)	111,044,000	32.8

	Total Long-Term Investments
	(Cost $360,862,886)	360,862,886	106.6

	Total Investments in Securities
	(Cost $360,862,886)	$360,862,886	106.6

	Liabilities in Excess of Other Assets	(22,467,577)	(6.6)
	Net Assets	$338,395,309	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Variable rate security. Rate shown is the rate in effect as of March 31, 2024.
(2)	Represents a zero coupon bond. Rate shown reflects the effective yield as of March 31, 2024.

Reference Rate Abbreviations:

SOFRRATE	1-day Secured Overnight Financing Rate
USBMMY3M	U.S. Treasury 3-month Bill Money Market Yield

See Accompanying Notes to Financial Statements

16

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Fund	March 31, 2024 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2024
Asset Table
Investments, at fair value
U.S. Government Agency Debt	$—	$93,095,257	$—	$93,095,257
U.S. Treasury Debt	—	156,723,629	—	156,723,629
U.S. Treasury Repurchase Agreements	—	111,044,000	—	111,044,000
Total Investments, at fair value	$—	$360,862,886	$—	$360,862,886

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The following table is a summary of the Fund’s treasury repurchase agreement by counterparty which is subject to offset under a MRA as of March 31, 2024:

Counterparty	U.S. Treasury Repurchase Agreements, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Deutsche Bank AG	$111,044,000	$(111,044,000)	$—
Totals	$111,044,000	$(111,044,000)	$—

(1)	Collateral with a fair value of $114,375,320 has been pledged in connection with the above treasury repurchase agreement. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

At March 31, 2024, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $360,862,919.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(33)
Net Unrealized Depreciation	$(33)

See Accompanying Notes to Financial Statements

17

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the tax year ended March 31, 2024 were as follows:

Fund Name	Type	Per Share Amount
Voya Government Money Market Fund
Class A	NII	$0.0493
Class C	NII	$0.0392
Class I	NII	$0.0492
Class W	NII	$0.0493

NII — Net investment income

Pursuant to Internal Revenue Code Section 871(k)(1), Voya Government Money Market Fund designates 99.70% of net investment income distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

18

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Trustee	January 2020 - Present November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	138	Stanley Global Engineering 2020–Present).

John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–December 2019).	138	None.

Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258	Trustee	August 2015 – Present	Retired.	138	None.

Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	138	None.

Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006 – Present	Consultant (May 2001–Present).	138	Centerra Gold Inc. (May 2008–Present).

Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	October 2015 – Present	Retired.	138	None.

19

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2024.

20

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023 - Present

Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management

(March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).

Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President Chief Investment Risk Officer	March 2020 – Present	Head of Investment Risk for Equity and Funds, Voya Investment Management (April 2024 – Present); Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present). Formerly, Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – March 2024); Vice President, Voya Investments, LLC (September 2018 – March 2020).

Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 - Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).

Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/ Principal Financial Officer and Assistant Secretary	March 2005 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).

Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003−Present).

Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).

Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	September 2023 - Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (September 2023 – Present); Formerly, Vice President, Voya Investments, LLC (October 2015 - September 2023); Vice President, Voya Funds Services, LLC (July 2007 – September 2023).

Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 - Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022).

21

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 - Present September 2020 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 - March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).

Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Future State Operating Model Design, Voya Investment Management (April 2023 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present).

Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).

Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	October 2000 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).

Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 - Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).

Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President–Director of Tax, Voya Investments, LLC (October 2015–Present).

Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President and Assistant Secretary	March 2024 - Present	Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2024 – Present). Formerly, Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – February 2024); Attorney, Ropes & Gray LLP (October 2011 – April 2019).

Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 - Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2024 – Present). Formerly, Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – February 2024); Associate, Dechert LLP (October 2018 – November 2021).

22

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 –Present	Compliance Manager, Voya Financial, Inc. (March 2023 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present). Formerly, Compliance Consultant, Voya Financial, Inc. (January 2019 – February 2023).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

23

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT

At a meeting held on November 16, 2023, the Board of Trustees (“Board”) of Voya Funds Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Government Money Market Fund, a series of the Trust (the “Fund”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Fund, and the sub-advisory contract (the “Sub-Advisory Contract,” and together with the Management Contract, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”), for an additional one-year period ending November 30, 2024.

In addition to the Board meeting on November 16, 2023, the Independent Trustees also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2023 and November 14, 2023. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Fund (“Selected Peer Group”) based on the Fund’s particular attributes; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the omission of any such information was determined to not be material to the Board’s considerations.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Fund, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Fund as set forth in the Management Contract, including oversight of the Fund’s operations and risk management and the oversight of its various other service providers.

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment

24

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

policies and restrictions with respect to the Fund under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Fund are complied with on a consistent basis.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Fund and the level of resources committed to the Fund (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Fund.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.

Fund Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar, Inc. (an independent provider of mutual fund data) category and primary benchmark, a broad-based securities market index. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as the Fund grows larger and the extent to which any such economies are shared with the Fund. The Board considered that, while the Fund does not have management fee breakpoints, the Fund has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with the Fund through such fee waivers, expense reimbursements or other expense reductions.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Fund, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Fund, including whether the Manager proposed any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Fund both with and without taking into account the profitability of the distributor

25

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

of the Fund and any revenue sharing payments made by the Manager.

Although the Methodology Guide establishes a framework for profit calculation by the Manager and its affiliated Sub-Adviser, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Fund. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Fund. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Fund and the Manager’s and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Fund Analysis

Set forth below are certain of the specific factors that the Board considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings in relation to approving the Fund’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The performance data provided to the Board primarily was for various periods ended March 31, 2023. In addition, the Board also considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings certain additional data regarding the Fund’s more recent performance, asset levels and asset flows. The Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

In considering whether to approve the renewal of the Contracts for the Fund, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Fund outperformed its Morningstar, Inc. category average for all periods presented; and (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which its performance was equal to the performance of its primary benchmark, and the ten-year period, during which it underperformed.

In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the fifth quintile of net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) management’s representations regarding its belief that the Fund’s pricing is competitive; and (2) that, as a result of the Board’s request during the 2023 annual contract renewal cycle, lower expense limits would be implemented for the Fund, effective on January 1, 2024.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to the Fund and that approval of the continuation of the Contracts is in the best interests of the Fund and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to the Fund’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors,

26

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the Board voted to renew the Contracts for the Fund for the year ending November 30, 2024.

27

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Investment Adviser	Independent Registered Public Accounting Firm
Voya Investments, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116

Distributor	Custodian
Voya Investments Distributor, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	The Bank of New York Mellon 225 Liberty Street New York, New York 10286

Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (U.S.) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809	Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com	163052 (0324)

Annual Report

March 31, 2024

■	Voya VACS Series EMCD Fund

■	Voya VACS Series EMHCD Fund

■	Voya VACS Series HYB Fund

■	Voya VACS Series SC Fund

Effective January 24, 2023, the U.S. Securities and Exchange Commission adopted rule and form amendments to require mutual funds to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information deemed important for investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge and upon request, by calling 1-800-992-0180, or by accessing the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Funds’ Forms NPORT-P are available on the SEC’s website at www.sec.gov.

Benchmark Descriptions

Index	Description
Bloomberg High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg U.S. Securitized MBS/ABS/CMBS Index	An index of asset-backed securities, collateralized mortgage-backed securities (ERISA eligible), and fixed-rate mortgage-backed securities.
JP Morgan Corporate Emerging Markets Bond Index Diversified	A liquid global benchmark for US-dollar corporate emerging market bonds. The Corporate Emerging Markets Bond Index (“CEMBI”) Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, balanced weightings for countries included in the index.
JP Morgan Emerging Markets Bond Index Global Diversified	Tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

1

Voya VACS Series EMCD Fund	Portfolio Managers’ Report

Geographic Diversification as of March 31, 2024 (as a percentage of net assets)
Mexico	7.3%
South Korea	7.0%
India	5.3%
Colombia	5.3%
Brazil	4.2%
Luxembourg	4.1%
Hong Kong	3.8%
Chile	3.6%
United Arab Emirates	3.6%
China	3.4%
Countries between 0.2% - 3.4%^	45.6%
Assets in Excess of Other Liabilities*	6.8%
Net Assets	100.0%

*	Includes short-term investments.
^	Includes 30 countries, which each 0.2% - 3.4% of net assets.
Portfolio holdings are subject to change daily.

Voya VACS Series EMCD Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Anthony Routh and Anil Katarya, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2024, the Fund’s shares returned 10.37%, compared to the JP Morgan Corporate Emerging Markets Bond Index Diversified (the “Index” or “JPM CEMBI”), which returned 8.79% for the same period.

Portfolio Specifics: The Fund outperformed the Index for the reporting period. The Fund maintained an overweight to corporates and quasi-sovereigns within Latin America, which was the largest driver of outperformance for the Fund over the period. Within Latin America, the Fund’s overweights to issuers in Mexico, Colombia, Guatemala and Panama contributed most. Elsewhere, top contributors from a country standpoint included overweights in India, Poland and South Korea, as well as underweights to China and Zambia. From a quality standpoint, the Fund’s overweight to BB- and BBB-rated issuers and its underweight to Single-A issuers was additive to relative results, while its underweight to below-CCC-rated and distressed issuers detracted modestly.

Top Ten Holdings as of March 31, 2024* (as a percentage of net assets)
Melco Resorts Finance Ltd., 5.750%, 07/21/28	1.7%
CK Hutchison International 23 Ltd., 4.875%, 04/21/33	1.6%
Petroleos Mexicanos, 10.000%, 02/07/33	1.6%
Sands China Ltd., 5.400%, 08/08/28	1.5%
POSCO, 4.875%, 01/23/27	1.5%
Gold Fields Orogen Holdings BVI Ltd., 5.125%, 05/15/24	1.4%
Ecopetrol SA, 8.875%, 01/13/33	1.4%
Oversea-Chinese Banking Corp. Ltd., 1.832%, 09/10/30	1.4%
CSN Resources SA, 8.875%, 12/05/30	1.3%
CT Trust, 5.125%, 02/03/32	1.3%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: In our opinion, emerging markets (“EM”) continue to face a more benign macro environment as external pressures receded and a U.S. soft landing remains firmly priced into markets. This backdrop should support risk if Fed rate cuts remain the base case scenario. Persistently firm economic data and a push back in the beginning of the easing cycle have not derailed the recent rally. We believe that EM central banks should still have the room to move policy rates lower and external financing costs are much improved.

In our view, the EM growth outlook remains modest. Activity, in our opinion, will pick up slightly this year as domestic rates move lower; however, risks are skewed to the downside. Rate cutting cycles will continue across Latin America and Europe as disinflation proceeds with recent prints surprising to the downside. Notably, several major economies hold elections in 2024, but we broadly expect policy continuity with incumbent parties likely to win in India, Mexico and South Africa. EM corporate fundamental factors bottomed out in mid-2023 and have improved since, while financial policy remains prudent. Default rates are expected to be lower due to fewer defaults in Asia and Europe.

Absolute yields for emerging market debt (“EMD”) remain attractive relative to historical levels. However, on a spread basis, most segments of the market continue to screen relatively tight. Given the outperformance this year, EM credit spreads now screen as fair versus domestic peers. We believe that EM corporates are more attractive relative to hard currency sovereigns and U.S. peers, particularly U.S. HY (“High Yield”). We continue to see the most opportunities in Latam corporates.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

2

Portfolio Managers’ Report	Voya VACS Series EMCD Fund

Average Annual Total Returns for the Periods Ended March 31, 2024
	1 Year	5 Year	10 Year
Voya VACS Series EMCD Fund	10.37%	2.96%	4.00%
JPM CEMBI	8.79%	2.35%	3.69%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya VACS Series EMCD Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Fund holdings are subject to change daily.

3

Voya VACS Series EMHCD Fund	Portfolio Managers’ Report

Geographic Diversification as of March 31, 2024 (as a percentage of net assets)
Mexico	9.5%
Indonesia	5.2%
Panama	4.8%
Brazil	4.4%
Turkey	4.3%
Chile	3.9%
Colombia	3.8%
Peru	3.7%
Luxembourg	3.5%
Romania	3.2%
Countries between 0.1% - 3.0%^	48.6%
Assets in Excess of Other Liabilities*	5.1%
Net Assets	100.0%

*	Includes short-term investments.
^	Includes 40 countries, which each 0.1% - 3.0% of net assets.
Portfolio holdings are subject to change daily.

Voya VACS Series EMHCD Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Anthony Routh and Anil Katarya, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2024, the Fund’s shares returned 12.98% compared to the JP Morgan Emerging Markets Bond Index Global Diversified (the “Index” or “JPM EMBI”), which returned 11.28% for the same period.

Portfolio Specifics: The Fund outperformed the Index for the period. The Fund’s overweight to emerging markets (“EM”) corporate and quasi-sovereign issuers was a key driver of outperformance. From a quality standpoint, the Fund’s overweight BBB- and BB-rated issuers contributed to outperformance, while the Fund’s underweight CCC-rated and distressed issuers detracted slightly from relative results. Regionally, the Fund maintained an overweight to Latin America and underweight to Europe and Africa, which was additive, while its underweight to Asia, mostly driven by an underweight to China, detracted. From a country perspective, key outperformers included overweights to Mexico, Russia, Chile, Ghana and Brazil were the top drivers of performance, while underweights to Pakistan, Egypt and China detracted.

Top Ten Holdings as of March 31, 2024 (as a percentage of net assets)
Bahrain Government International Bond, 7.375%, 05/14/30	1.7%
Mexico Government International Bond, 6.338%, 05/04/53	1.4%
Indonesia Government International Bond, 8.500%, 10/12/35	1.3%
Romanian Government International Bond, 6.375%, 01/30/34	1.2%
Saudi Government International Bond, 3.450%, 02/02/61	1.2%
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 4.125%, 05/15/27	1.1%
Petroleos Mexicanos, 10.000%, 02/07/33	1.1%
Republic of South Africa Government International Bond, 4.300%, 10/12/28	1.1%
Republic of Poland Government International Bond, 5.750%, 11/16/32	1.0%
OQ SAOC, 5.125%, 05/06/28	1.0%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: In our opinion, emerging markets (“EM”) continue to face a more benign macro environment as external pressures receded and a U.S. soft landing remains firmly priced into markets. This backdrop should support risk if Fed rate cuts remain the base case scenario. Persistently firm economic data and a push back in the beginning of the easing cycle have not derailed the recent rally. EM central banks should still have the room to move policy rates lower and external financing costs are much improved.

In our view, the EM growth outlook remains modest. Activity, in our opinion, will pick up slightly this year as domestic rates move lower; however, risks are skewed to the downside. Rate cutting cycles will continue across Latin America and Europe as disinflation proceeds with recent prints surprising to the downside. Notably, several major economies hold elections in 2024, but we broadly expect policy continuity with incumbent parties likely to win in India, Mexico and South Africa. EM corporate fundamental factors bottomed out in mid-2023 and have improved since, while financial policy remains prudent. Default rates are expected to be lower due to fewer defaults in Asia and Europe.

Absolute yields for emerging market debt (“EMD”) remain attractive relative to historical levels. However, on a spread basis, most segments of the market continue to screen relatively tight. Given the outperformance this year, EM credit spreads now screen as fair versus domestic peers. EM corporates are more attractive relative to hard currency sovereigns and U.S. peers, particularly U.S. HY (“High Yield”). We continue to see the most opportunities in Latam corporates.

4

Portfolio Managers’ Report	Voya VACS Series EMHCD Fund

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

5

Voya VACS Series EMHCD Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2024
		Since
	1 Year	Inception
Voya VACS Series EMHCD Fund(1)	12.98%	12.54%
JPM EMBI(2)	11.28%	10.83%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya VACS Series EMHCD Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Fund holdings are subject to change daily.

(1)	Fund incepted on February 17, 2023.
(2)	Since inception performance for the index is shown as of February 17, 2023.

6

Portfolio Managers’ Report	Voya VACS Series HYB Fund

Investment Type Allocation as of March 31, 2024 (as a percentage of net assets)
Corporate Bonds/Notes	93.4%
Bank Loans	2.3%
Assets in Excess of Other Liabilities*	4.3%
Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya VACS Series HYB Fund (the “Fund”) seeks seeks to provide investors with a high level of current income and total return. The Fund is managed by Mohamed Basma, CFA and Randall Parrish, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2024, the Fund’s shares provided a total return of 9.85% compared to the Bloomberg High Yield — 2% Issuer Constrained Composite, which returned 11.15% for the same period.

Portfolio Specifics: Despite initial concerns of a U.S. recession, risk assets performed well during the fiscal period on the back of strong economic growth and a healthy labor market, while inflationary pressures eased. A key driver was strong fiscal support that helped counteract monetary policy effects, residual consumer strength and steady corporate earnings. As a result, investor sentiment was underpinned by soft-landing optimism and a growing view that the U.S. Federal Reserve would begin cutting rates in the near term. The positive backdrop was constructive for high yield (“HY”), as spreads moved tighter during the period, with the option-adjusted spread of the Bloomberg U.S. High Yield - 2% Issuer Constrained Index tightening by 158 basis points (“bp”) to 299 bp. On a quality basis, risk appetite was strong, with lower-quality segments outperforming for the period. BB, B and CCC rated bonds delivered respective returns of 9.08%, 11.46% and 16.63%.

Within the Fund, security selection detracted from relative performance. Specifically, the main negative driver was security selection within retailers, primarily due to the avoidance of Carvana (which recovered from distressed levels) and an overweight allocation in Victoria’s Secret. Additional headwinds included security selection within healthcare and pharma and chemicals. In contrast, building materials was a contributor, as both security selection and our overweight allocation added to performance. Specifically, within this sector, the Fund benefited from an overweight to SRS Distribution and Interface. Additional contributions included security selection in leisure and restaurants.

Current Strategy & Outlook: In our opinion, the macro outlook remains supportive, as solid economic growth should continue to underpin corporate fundamental factors. While the Fed’s hiking cycle is done, the first rate cut remains a source of debate. With inflation surprising to the upside recently, along with continued strength in economic data, the Fed’s case to remain patient on rate cuts has been bolstered. However, we believe their data-dependent stance will provide flexibility in adjusting policy measures in response to evolving economic conditions, ensuring a balanced approach to supporting economic growth while addressing inflation concerns. Market technical factors in HY remain favorable as supply has continued to underwhelm, while demand has been supported by attractive all-in yields and strong equity market performance. However, spreads remain at tight levels, skewing outcomes negatively in the event of any surprises.

Top Ten Holdings as of March 31, 2024* (as a percentage of net assets)
Royal Caribbean Cruises Ltd., 5.375%, 07/15/27	0.9%
Sirius XM Radio, Inc., 5.000%, 08/01/27	0.8%
Cloud Software Group, Inc., 6.500%, 03/31/29	0.7%
Hub International Ltd., 8.840%, 06/20/30	0.6%
Viking Cruises Ltd., 5.875%, 09/15/27	0.6%
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 4.625%, 06/01/28	0.5%
Prime Security Services Borrower LLC / Prime Finance, Inc., 6.250%, 01/15/28	0.5%
Scripps Escrow, Inc., 5.875%, 07/15/27	0.5%
International Game Technology PLC, 5.250%, 01/15/29	0.5%
Carnival Corp., 6.000%, 05/01/29	0.5%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

In sector positioning, we remain positive on the healthcare space given higher utilization rates and easing labor cost, and the energy sector which continues to benefit from firm commodity prices. However, we are less constructive on global cyclicals as a whole given still muted recovery from China and Europe. Furthermore, we maintain a cautious stance in industries that continue to face secular challenges, such as media and cable. From a ratings perspective, we are slightly overweight to B rated bonds, while modestly underweight in BB and CCC rated bonds. Single-name risk continues to be a key focus of ours, as dispersion remains elevated.

7

Voya VACS Series HYB Fund	Portfolio Managers’ Report

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

8

Portfolio Managers’ Report	Voya VACS Series HYB Fund

Average Annual Total Returns for the Periods Ended March 31, 2024
		Since
	1 Year	Inception
Voya VACS Series HYB Fund(1)	9.85%	10.79%
Bloomberg High Yield Bond-2% Issuer Constrained Composite(2)	11.15%	11.67%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya VACS Series HYB Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

Fund holdings are subject to change daily.

(1)	Fund incepted on February 24, 2023.
(2)	Since inception performance for the index is shown as of February 24, 2023

9

Voya VACS Series SC Fund	Portfolio Managers’ Report

Investment Type Allocation as of March 31, 2024 (as a percentage of net assets)
Commercial Mortgage-Backed Securities	38.6%
Collateralized Mortgage Obligations	33.9%
Asset-Backed Securities	22.7%
Assets in Excess of Other Liabilities*	4.8%
Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

Voya VACS Series SC Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by David Goodson and Jonathan Abshire, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2024, the Fund’s shares provided a total return of 9.21% compared to the Bloomberg U.S. Securitized MBS/ABS/CMBS Index (the “Index” or “Bloomberg U.S. Securitized”), which returned 1.61% for the same period.

Portfolio Specifics: Duration was the key driver of return outperformance over the period as the Fund maintained a modest underweight in duration that proved positive given the level of interest rate volatility and higher level of rates to end the period. On a stand-alone basis, all securitized credit sectors contributed to excess returns. The Fund’s allocation to non-agency residential mortgage-backed securities (“RMBS”) was the largest contributor as credit fundamental factors remain well-supported by elevated home prices and a robust labor market. The Fund’s overweight to asset-backed securities (“ABS”) contributed modestly, but security selection within ABS was the next largest contributor to excess return over the period led by allocations to higher-yielding, floating rate collateralized loan obligations (“CLOs”). Allocations to commercial mortgage-backed securities (“CMBS”) also added to return on net. However, the Fund’s exposure to the below investment-grade (“IG”) rated parts of the CMBS capital structure and idiosyncratic commercial real estate (“CRE”) collateral developments detracted from return over the period.

Top Ten Holdings as of March 31, 2024* (as a percentage of net assets)
RFM Reremic Trust - Class AB55, 0.990%, 03/28/49	2.0%
RFM Reremic Trust - Class AB60, 2.410%, 11/08/49	1.8%
Freddie Mac STACR REMIC Trust - Class B1, 8.720%, 01/25/42	1.5%
Freddie Mac STACR REMIC Trust - Class B1, 10.070%, 02/25/42	1.5%
Series RR Trust - Class E, 05/25/47	1.3%
Prima Capital CRE Securitization Ltd. - Class D, 4.250%, 12/25/50	1.2%
GAM Re-REMIC Trust - Class 1D, 11/29/50	1.2%
GAM RE-REMIC Trust - Class BK71, 2.010%, 11/27/50	1.2%
BMD2 Re-Remic Trust - Class 6B10, 2.449%, 05/25/52	1.0%
Fannie Mae Connecticut Avenue Securities - Class 1B1, 10.870%, 01/25/43	1.0%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Having better rationalized a resilient economy, ‘sticky’ inflation and the impact on monetary policy, the set-up in markets is more favorable for holders of risk, especially the interest rate variety, in our opinion. Additionally, materially improved financial conditions continue to have positive implications for the economy, reducing tail risk and ‘hard landing’ scenario probabilities — positive for holders of credit risk. In our opinion, the attractive relative value offered in securitized credit should draw risk-takers to the space.

We believe the somewhat extended housing market rally is vulnerable as improved financial conditions triggers selling pressure. In our opinion, crippling affordability, the key ingredient for home price declines if and as supply increases. Regardless, mortgage credit behavior remains insulated by “golden handcuffs” of less than 4% mortgages, tight labor markets and buffered by historically high homeowners’ equity. Rock-bottom prepayment speeds remain priced and limited new issuance keep market technical factors favorable. It is our believe that RMBS is poised to deliver positive excess returns across the widest range of scenarios. CMBS remains attractive for investors willing to accept a certain level of risk. Stubbornly higher interest rates harm refinancing prospects with CRE, forcing lenders to reckon with defaults and lower valuations. This will test more subordinated CMBS tranches. However, in a departure from the previous, long-standing paradigm of “location, location, location”, property type has emerged as the key dimension that will likely drive future credit performance. Offices remain ground zero for stress; attractive opportunities for taking credit risk across retail, industrial and multifamily deals are here. Our outlook for ABS is constructive based on the balance struck between issuers and investors, which attracts durable capital with attractive return opportunities. Within ABS, we focus on the consumer-oriented products that provide access to a unique combination of fixed income attributes: U.S. centric, diverse mix of sub-sectors, wide array of forms of consumer credit, housed in robust structures that command liquidity with relatively short spread durations and an income component. With ‘hard landing’ risk diminished, CLOs have delivered sustained outperformance, even as broader fixed income returns buckled under higher rates. However, we believe CLOs remain the securitized sector most vulnerable to a turn in the cycle. Robust structural protections will help insulate the space from a deep credit cycle but expect more volatility in this ‘late cycle’ sector. Our allocation here remains on the lower end of its historical range, and more heavily concentrated up the stack.

10

Portfolio Managers’ Report	Voya VACS Series SC Fund

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

11

Voya VACS Series SC Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2024
		Since
	1 Year	Inception
Voya VACS Series SC Fund(1)	9.21%	8.87%
Bloomberg U.S. Securitized(2)	1.61%	3.63%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya VACS Series SC Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

Fund holdings are subject to change daily.

(1)	Fund incepted on March 3, 2023.
(2)	Since inception performance for the index is shown as of March 3, 2023.

12

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2024*	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2024*
Voya VACS Series EMCD Fund	$1,000.00	$1,083.60	0.11%	$0.57	$1,000.00	$1,024.45	0.11%	$0.56
Voya VACS Series EMHCD Fund	1,000.00	1,121.10	0.13%	0.69	1,000.00	1,024.35	0.13%	0.66
Voya VACS Series HYB Fund	1,000.00	1,078.90	0.12%	0.62	1,000.00	1,024.40	0.12%	0.61
Voya VACS Series SC Fund	1,000.00	1,053.70	0.05%	0.26	1,000.00	1,024.75	0.05%	0.25

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya VACS Series EMCD Fund, Voya VACS Series EMHCD Fund, Voya VACS Series HYB Fund and Voya VACS Series SC Fund and the Board of Trustees of Voya Separate Portfolios Trust and Voya Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya VACS Series EMCD Fund, Voya VACS Series EMHCD Fund, Voya VACS Series HYB Fund and Voya VACS Series SC Fund (collectively referred to as the “Funds”) (each a fund constituting Voya Separate Portfolios Trust, Voya Separate Portfolios Trust, Voya Funds Trust and Voya Separate Portfolios Trust, respectively (collectively referred to as the “Trusts”)), including the portfolios of investments, as of March 31, 2024, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds at March 31, 2024 and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Trusts	Statement of Operations	Statements of changes in net assets	Financial highlights
Voya VACS Series EMCD Fund	For the year ended March 31, 2024	For each of the two years in the period ended March 31, 2024	For each of the five years in the period ended March 31, 2024
Voya VACS Series EMHCD Fund	For the year ended March 31, 2024	For the year ended March 31, 2024 and the period from February 17, 2023 through March 31, 2023
Voya VACS Series HYB Fund	For the year ended March 31, 2024	For the year ended March 31, 2024 and the period from February 24, 2023 through March 31, 2023
Voya VACS Series SC Fund	For the year ended March 31, 2024	For the year ended March 31, 2024 and the period from March 3, 2023 through March 31, 2023

Basis for Opinion

These financial statements are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trusts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trusts are not required to have, nor were we engaged to perform, an audit of the Trusts’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

May 30, 2024

15

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2024

	Voya VACS Series EMCD Fund	Voya VACS Series EMHCD Fund	Voya VACS Series HYB Fund	Voya VACS Series SC Fund
ASSETS:
Investments in securities at fair value+*	$52,134,774	$117,583,813	$122,297,121	$192,826,741
Short-term investments at fair value†	10,193,238	6,543,254	7,162,167	8,699,405
Cash	–	29,599	473,351	160,183
Cash collateral for futures contracts	143,409	193,132	–	507,557
Foreign currencies at value‡	–	378	–	–
Receivables:
Investment securities sold	3,893,993	4,510,223	1,862,910	10,461
Dividends	2,708	3,255	5,510	6,337
Interest	673,732	1,660,586	2,111,267	815,480
Prepaid expenses	8,984	15,833	19,956	15,271
Reimbursement due from Investment Adviser	–	–	–	22,703
Other assets	3,416	216	182	325
Total assets	67,054,254	130,540,289	133,932,464	203,064,463

LIABILITIES:
Income distribution payable	–	–	–	466,596
Payable for investment securities purchased	4,434,322	4,499,134	3,604,204	10,461
Payable for fund shares redeemed	–	2,154	3,648	14,423
Payable upon receipt of securities loaned	6,591,510	2,136,903	2,438,961	–
Payable to custodian due to bank overdraft	1,584	–	–	–
Payable to trustees under the deferred compensation plan (Note 5)	3,416	216	182	325
Payable for trustee fees	207	342	306	538
Payable for foreign capital gains tax	61,827	–	–	–
Other accrued expenses and liabilities	34,782	46,826	41,908	57,381
Total liabilities	11,127,648	6,685,575	6,089,209	549,724
NET ASSETS	$55,926,606	$123,854,714	$127,843,255	$202,514,739

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$69,775,011	$116,639,588	$124,916,662	$195,408,028
Total distributable earnings (loss)	(13,848,405)	7,215,126	2,926,593	7,106,711
NET ASSETS	$55,926,606	$123,854,714	$127,843,255	$202,514,739

+ Including securities loaned at value	$6,409,533	$2,086,136	$2,377,866	$—
* Cost of investments in securities	$54,035,306	$111,806,881	$119,115,796	$184,083,488
† Cost of short-term investments	$10,195,206	$6,545,374	$7,164,582	$8,703,634
‡ Cost of foreign currencies	$—	$376	$—	$—

Net assets	$55,926,606	$123,854,714	$127,843,255	$202,514,739
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	6,525,900	11,765,391	12,483,922	19,600,084
Net asset value and redemption price per share	$8.57	$10.53	$10.24	$10.33

See Accompanying Notes to Financial Statements

16

STATEMENTS OF OPERATIONS for the year ended March 31, 2024

	Voya VACS Series EMCD Fund	Voya VACS Series EMHCD Fund	Voya VACS Series HYB Fund	Voya VACS Series SC Fund
INVESTMENT INCOME:
Dividends	$57,516	$45,432	$31,465	$157,175
Interest, net of foreign taxes withheld*	4,896,160	9,262,410	10,084,668	11,411,819
Securities lending income, net	35,361	9,900	19,880	—
Other	573	800	692	1,212
Total investment income	4,989,610	9,318,542	10,136,705	11,570,206
EXPENSES:
Transfer agent fees	175	351	848	416
Shareholder reporting expense	590	1,464	1,272	6,954
Registration fees	20,836	25,795	10,461	7,849
Professional fees	25,503	54,496	53,132	72,842
Custody and accounting expense	32,577	44,064	25,790	38,072
Trustee fees	2,067	3,423	3,055	5,379
Offering expense	—	31,260	31,836	32,603
Miscellaneous expense	10,403	16,886	14,354	15,887
Total expenses	92,151	177,739	140,748	180,002
Waived and reimbursed fees	—	—	—	(67,007)
Net expenses	92,151	177,739	140,748	112,995
Net investment income	4,897,459	9,140,803	9,995,957	11,457,211
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,710,000)	2,315,384	(305,492)	(2,521,172)
Futures	46,025	76,890	—	1,283,590
Net realized gain (loss)	(2,663,975)	2,392,274	(305,492)	(1,237,582)
Net change in unrealized appreciation (depreciation) on:
Investments	5,844,608	5,214,863	1,852,476	7,411,768
Foreign currency related transactions	—	2	—	—
Futures	138,059	300,535	—	1,528,703
Net change in unrealized appreciation (depreciation)	5,982,667	5,515,400	1,852,476	8,940,471
Net realized and unrealized gain	3,318,692	7,907,674	1,546,984	7,702,889
Increase in net assets resulting from operations	$8,216,151	$17,048,477	$11,542,941	$19,160,100

* Foreign taxes withheld	$—	$368	$—	$—

See Accompanying Notes to Financial Statements

17

STATEMENTS OF CHANGES IN NET ASSETS

	Voya VACS Series EMCD Fund		Voya VACS Series EMHCD Fund
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	February 17, 2023(1) to March 31, 2023
FROM OPERATIONS:
Net investment income	$4,897,459	$4,575,070	$9,140,803	$957,824
Net realized gain (loss)	(2,663,975)	(9,105,570)	2,392,274	137,327
Net change in unrealized appreciation (depreciation)	5,982,667	3,037,088	5,515,400	260,545
Increase (decrease) in net assets resulting from operations	8,216,151	(1,493,412)	17,048,477	1,355,696

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital)(2)	(4,953,886)	(4,740,003)	(10,236,184)	(952,864)
Total distributions	(4,953,886)	(4,740,003)	(10,236,184)	(952,864)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	—	—	191,064	140,354,256
Reinvestment of distributions	4,953,886	4,740,003	10,236,184	952,864
	4,953,886	4,740,003	10,427,248	141,307,120
Cost of shares redeemed	(45,000,000)	(2,999,993)	(35,087,866)	(6,913)
Net increase (decrease) in net assets resulting from capital share transactions	(40,046,114)	1,740,010	(24,660,618)	141,300,207
Net increase (decrease) in net assets	(36,783,849)	(4,493,405)	(17,848,325)	141,703,039

NET ASSETS:
Beginning of year or period	92,710,455	97,203,860	141,703,039	—
End of year or period	$55,926,606	$92,710,455	$123,854,714	$141,703,039

(1)	Commencement of operations.

(2)	Prior to November 18, 2022, Voya VACS Series EMCD Fund had a Class P shares designation.

See Accompanying Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS

	Voya VACS Series HYB Fund		Voya VACS Series SC Fund
	Year Ended March 31, 2024	February 24, 2023(1) to March 31, 2023	Year Ended March 31, 2024	March 3, 2023(1) to March 31, 2023
FROM OPERATIONS:
Net investment income	$9,995,957	$918,323	$11,457,211	$866,747
Net realized loss	(305,492)	(4,715)	(1,237,582)	(10,231)
Net change in unrealized appreciation (depreciation)	1,852,476	1,326,434	8,940,471	(119,786)
Increase in net assets resulting from operations	11,542,941	2,240,042	19,160,100	736,730

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital)	(9,938,067)	(918,323)	(11,969,446)	(820,674)
Total distributions	(9,938,067)	(918,323)	(11,969,446)	(820,674)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	232,044	122,013,715	4,851,900	236,189,763
Reinvestment of distributions	9,938,067	918,323	5,140,590	386,086
	10,170,111	122,932,038	9,992,490	236,575,849
Cost of shares redeemed	(8,177,674)	(7,813)	(51,131,440)	(28,870)
Net increase (decrease) in net assets resulting from capital share transactions	1,992,437	122,924,225	(41,138,950)	236,546,979
Net increase (decrease) in net assets	3,597,311	124,245,944	(33,948,296)	236,463,035

NET ASSETS:
Beginning of year or period	124,245,944	—	236,463,035	—
End of year or period	$127,843,255	$124,245,944	$202,514,739	$236,463,035

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

19

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)

Voya VACS Series EMCD Fund
03-31-24	8.24	0.49	•	0.34	0.83	0.50	—	—	0.50	—	8.57	10.37	0.11	0.11	0.11	5.92	55,927	165
03-31-23(4)	8.79	0.41	•	(0.53)	(0.12)	0.41	0.02	—	0.43	—	8.24	(1.27)	0.71	0.10	0.10	5.00	92,710	101
03-31-22	10.27	0.46	•	(1.28)	(0.82)	0.45	0.21	—	0.66	—	8.79	(8.54)	1.02	0.07	0.07	4.54	97,204	35
03-31-21	8.84	0.47	•	1.44	1.91	0.48	—	—	0.48	—	10.27	21.79	1.03	0.08	0.08	4.63	105,330	48
03-31-20	9.77	0.49	•	(0.90)	(0.41)	0.49	—	0.03	0.52	—	8.84	(4.70)	1.04	0.09	0.09	4.87	90,701	50
Voya VACS Series EMHCD Fund
03-31-24	10.03	0.67	•	0.58	1.25	0.67	0.08	—	0.75	—	10.53	12.98	0.13	0.13	0.13	6.68	123,855	120
02-17-23(5)-
03-31-23	10.00	0.07	•	0.03	0.10	0.07	—	—	0.07	—	10.03	0.98	0.08	0.08	0.08	6.43	141,703	14
Voya VACS Series HYB Fund
03-31-24	10.11	0.82	•	0.13	0.95	0.82	—	—	0.82	—	10.24	9.85	0.12	0.12	0.12	8.18	127,843	56
02-24-23(5)-
03-31-23	10.00	0.08	•	0.11	0.19	0.08	—	—	0.08	—	10.11	1.86	0.07	0.07	0.07	8.38	124,241	2
Voya VACS Series SC Fund
03-31-24	10.00	0.54	•	0.36	0.90	0.50	0.07	—	0.57	—	10.33	9.21	0.08	0.05	0.05	5.32	202,515	16
03-03-23(5)-
03-31-23	10.00	0.04	•	(0.01)	0.03	0.03	—	—	0.03	—	10.00	0.35	0.07	0.05	0.05	5.17	236,463	—

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Prior to November 18, 2022, Voya VACS Series EMCD Fund had a Class P shares designation.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024

NOTE 1 — ORGANIZATION

Voya Funds Trust is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). It was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of nine separately managed series. This report is for Voya VACS Series HYB Fund (“HYB”), a diversified series of Voya Funds Trust.

Voya Separate Portfolios Trust is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). It was organized on March 2, 2007 and was established under a Declaration of Trust dated March 2, 2007. It consists of fifteen separately managed series. This report is for Voya VACS Series EMCD Fund (“EMCD”), Voya VACS Series EMHCD Fund (“EMHCD”), and Voya Series SC Fund (“SC”), each a diversified series of Voya Separate Portfolios Trust, except EMHCD, which is non-diversified.

Voya Funds Trust and Voya Separate Portfolios Trust are each a “Trust” and collectively referred to as the “Trusts.” HYB, EMCD, EMHCD and SC are each a “Fund” and collectively referred as the “Funds.” The investment objective of the Funds is described in each Fund’s Prospectus.

The Funds’ shares are not registered under the Securities Act of 1933 (the “1933 Act”) because the shares are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. Investments in a Fund may only be made by “accredited investors,” within the meaning of Regulation D under the 1933 Act.

The Funds do not have a share class designation. All shareholders are allocated the common expenses of a fund and earn income and realized gains/ losses from a fund. Expenses that are specific to a fund are charged directly to that fund. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Funds. Voya Investments Distributor, LLC (“VID”), a Delaware limited liability company, serves as the principal underwriter to the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern Time unless otherwise designated by the CTA). The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent each Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Fund assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Fund’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or each Fund’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market

21

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.

The Funds’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date.

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

A table summarizing each Fund’s investments under these levels of classification is included within each Portfolio of

Investments.

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Funds classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Fund’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.

B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting

22

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D. Risk Exposures and the Use of Derivative Instruments. Each Fund’s investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow each Fund to pursue its objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of their investment objectives, each Fund may seek to increase or decrease their exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Foreign Exchange Rate Risk. To the extent that each Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. The U.S. has recently experienced a rising market interest rate environment, which may increase [a Fund’s] exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that a mutual fund invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause a fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Further, recent and potential future changes in government policy may affect interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened

23

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

volatility, interest rate sensitivity, and reduced liquidity, which may impact operations and return potential.

Risks of Investing in Derivatives. Each Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Each Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

Each Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

Each Fund’s Master Agreements with derivative counterparties have credit related contingent features that if triggered would allow their derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between a Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Fund’s Master Agreements.

E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Fund either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or

24

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. The Funds intend to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price.

Upon entering into a futures contract, each Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts, if any, are reported on a table within each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Fund’s Statement of Operations. Realized gains (losses) are reported in the Fund’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended March 31, 2024, EMCD, EMHCD, and SC had purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve while maintaining overall duration. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended March 31, 2024, the Funds had average notional values on futures contracts purchased and sold as disclosed below:

	Purchased	Sold
EMCD	$16,153,981	$13,118,120
EMHCD	18,326,791	16,399,547
SC	10,303,036	55,034,585

Please refer to the tables within the Portfolio of Investments for open futures contracts at March 31, 2024. HYB did not enter into any futures contracts during the year ended March 31, 2024.

F. Distributions to Shareholders. Each Fund records distributions to the shareholders on the ex-dividend date. The Funds distribute capital gains, if any, annually. The Funds declare dividends daily and pay dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of a Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

Each Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of

25

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

J. Offering Costs. Costs incurred with the offering of EMHCD, HYB and SC are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.

K. Indemnifications. In the normal course of business, the Trusts may enter into contracts that provide certain indemnifications. The Trusts’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended March 31, 2024, the cost of purchases and the proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
EMCD	$125,436,144	$160,669,507
EMHCD	157,798,340	178,696,197
HYB	67,230,653	65,346,768
SC	32,046,428	60,710,910

U.S. government securities not included above were as follows:

Sales
EMHCD	$2,704,484
SC	5,855,448

NOTE 4 — INVESTMENT MANAGEMENT FEES

Each Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

There is no management fee charged per the Management Agreement for EMCD, EMHCD, HYB, and SC.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Fund. Voya IM provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages each Fund’s assets in accordance with each Fund’s investment objectives, policies, and limitations.

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2024, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:

Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Global Bond Portfolio	EMCD	7.18%
Voya Intermediate Bond Portfolio	EMCD	91.21
	EMHCD	79.42
	HYB	56.68
	SC	53.33
Voya Investment Management Co. LLC	EMHCD	14.34
	HYB	27.97
	SC	36.39

The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Funds purchase shares of the Notional Funds, which are all advised by Voya Investments,

26

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Funds may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended March 31, 2024, the Funds did not pay any amounts for affiliated recordkeeping services.

NOTE 6 — EXPENSE LIMITATION AGREEMENTS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) between the Investment Adviser and the Trusts, on behalf of each Fund, the Investment Adviser has agreed to limit expenses of each Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

Fund	Expense Limit
EMCD	0.15%
EMHCD	0.15%
HYB	0.15%
SC	0.05%

The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of March 31, 2024, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

	March 31,
	2025	2026	2027	Total
SC	$—	$3,164	$67,007	$70,171

The Expense Limitation Agreement is contractual through August 1, 2024 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 7 — LINE OF CREDIT

Effective on June 12, 2023, the Funds, in addition to certain other funds managed by the Investment Adviser, each Fund entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 10, 2024. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 12, 2023, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit for EMCD was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 13, 2023.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Funds did not utilize the line of credit during the year ended March 31, 2024.

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars are as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
EMCD(1)
3/31/2024	—	—	596,347	(5,319,149)	—	(4,722,802)	—	—	4,953,886	(45,000,000)	—	(40,046,114)
3/31/2023	—	—	579,354	(386,597)	—	192,757	—	—	4,740,003	(2,999,993)	—	1,740,010
EMHCD
3/31/2024	19,005	—	1,013,377	(3,396,842)	—	(2,364,460)	191,064	—	10,236,184	(35,087,866)	—	(24,660,618)

27

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 8 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
EMHCD (continued)
2/17/2023(2)-
3/31/2023	14,035,444	—	95,098	(692)	—	14,129,850	140,354,256	—	952,864	(6,913)	—	141,300,207
HYB
3/31/2024	23,074	—	987,151	(817,694)	—	192,531	232,044	—	9,938,067	(8,177,674)	—	1,992,437
2/24/2023(2)-
3/31/2023	12,201,299	—	90,872	(779)	—	12,291,392	122,013,715	—	918,323	(7,813)	—	122,924,225
SC
3/31/2024	474,327	—	506,298	(5,035,221)	—	(4,054,596)	4,851,900	—	5,140,590	(51,131,440)	—	(41,138,950)
3/03/2023(2)-
3/31/2023	23,618,952	—	38,608	(2,881)	—	23,654,679	236,189,763	—	386,086	(28,870)	—	236,546,979

(1)	Prior to November 18, 2022, EMCD had a Class P shares designation.

(2)	Commencement of operations.

NOTE 9 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Fund on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a fund.

The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of March 31, 2024:

EMCD

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$1,593,668	$(1,593,668)	$—
BNP Paribas Prime Brokerage Int’l Ltd.	439,964	(439,964)	—
Citigroup Global Markets Limited	268,019	(268,019)	—
Goldman Sachs International	384,043	(384,043)	—
Goldman, Sachs & Co. LLC	106,984	(106,984)	—
HSBC Securities (USA) Inc.	554,039	(554,039)	—
J.P. Morgan Securities LLC	847,921	(847,921)	—
Morgan Stanley & Co. LLC	372,806	(372,806)	—
Scotia Capital (USA) INC	6,094	(6,094)	—
US Bancorp Investments	356,163	(356,163)	—

28

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 9 — SECURITIES LENDING (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Wells Fargo
Securities LLC	$1,479,832	$(1,479,832)	$—
Total	$6,409,533	$(6,409,533)	$—

(1)	Cash collateral with a fair value of $6,591,510 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

EMHCD

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$87,802	$(87,802)	$—
HSBC Securities (USA) Inc.	604,406	(604,406)	—
Jefferies LLC	978,173	(978,173)	—
Wells Fargo Securities LLC	415,755	(415,755)	—
Total	$2,086,136	$(2,086,136)	$—

(1)	Cash collateral with a fair value of $2,136,903 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

HYB

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$505,203	$(505,203)	$—
Citadel Clearing LLC	124,080	(124,080)	—
Jefferies LLC	691,061	(691,061)	—
State Street Bank and Trust Company	230,500	(230,500)	—
Truist Securities INC	827,022	(827,022)	—
Total	$2,377,866	$(2,377,866)	$—

(1)	Cash collateral with a fair value of $2,438,961 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of futures contracts, paydowns and perpetual preferred securities.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended March 31, 2024		Year Ended March 31, 2023
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
EMCD	$4,953,886	$—	$4,565,018	$174,985
EMHCD	9,795,774	440,410	952,864	—
HYB	9,938,067	—	918,323	—
SC	11,312,104	657,342	820,674	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2024 were:

29

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 10 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary	Undistributed Long-term	Post- October Capital Losses	Unrealized Appreciation/	Capital Loss Carryforwards			Total Distributable
	Income	Capital Gains	Deferred	(Depreciation)	Amount	Character	Other	Earnings/(Loss)
EMCD	$17,302	$—	$—	$(1,947,401)	$(11,856,479)	Long-term	$(61,827)	$(13,848,405)
EMHCD	1,228,513	225,245	—	5,761,368	—	—	—	7,215,126
HYB	57,893	—	—	3,169,140	(158,653)	Short-term	—	2,926,593
					(141,787)	Long-term

					$(300,440)
SC	1,411,858	—	(2,577,575)	8,739,024	—	—	(466,596)	7,106,711

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.

As of March 31, 2024, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 11 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

The London Interbank Offered Rate (“LIBOR”) was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Fund may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets in these new rates are continuing to develop. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly on the Fund and the financial instruments in which it invests; however, longer-term impacts are still uncertain.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

NOTE 12 — LIQUIDITY

Consistent with Rule 22e-4 under the 1940 Act, the Funds have established a liquidity risk management program to govern their approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Funds’ Investment Adviser, Voya Investments, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, each Fund’s liquidity risk.

The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re- classification, as necessary) of a Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding a Fund’s

30

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 12 — LIQUIDITY (continued)

shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether a Fund will be able to meet its redemption obligations in a timely manner.

During the period covered by the annual assessment, January 1, 2023 through December 31, 2023, the Program supported the Funds’ ability to honor redemption requests in a timely manner and the Program Administrator’s management of each Fund’s liquidity risk, including during any periods of market volatility and net redemptions.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to each Fund’s prospectus for more information regarding each Fund’s exposure to liquidity risk and other risks.

NOTE 13 — MARKET DISRUPTION AND GEOPOLITICAL

The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of investments, including beyond the direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments. Any of these occurrences could disrupt the operations of a Fund and of the Funds’ service providers.

NOTE 14 — SUBSEQUENT EVENTS

Dividends: Subsequent to March 31, 2024, the Funds declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
EMCD	$0.0414	May 1, 2024	Daily
EMHCD	$0.0551	May 1, 2024	Daily
HYB	$0.0654	May 1, 2024	Daily
SC	$0.0407	May 1, 2024	Daily

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

31

Voya VACS Series EMCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 92.8%
	Argentina: 0.9%
475,000 (1)	YPF SA, 9.500%, 01/17/2031	$485,307	0.9

	Brazil: 4.2%
325,000 (1)	Ambipar Lux Sarl, 9.875%, 02/06/2031	325,455	0.6
300,000 (1)	Banco do Brasil SA/ Cayman, 6.000%, 03/18/2031	300,300	0.5
400,000 (1)	Cosan Luxembourg SA, 7.250%, 06/27/2031	408,200	0.7
400,000	NBM US Holdings, Inc., 7.000%, 05/14/2026	401,852	0.7
575,000 (1)(2)	Raizen Fuels Finance SA, 6.450%, 03/05/2034	588,800	1.1
300,000 (1)	Suzano Austria GmbH, 7.000%, 03/16/2047	315,832	0.6
		2,340,439	4.2
	Cayman Islands: 1.6%
925,000 (1)(2)	CK Hutchison International 23 Ltd., 4.875%, 04/21/2033	918,641	1.6

	Chile: 3.6%
200,000	Antofagasta PLC, 5.625%, 05/13/2032	200,500	0.3
200,000	Banco de Credito e Inversiones SA, 2.875%, 10/14/2031	171,312	0.3
300,000 (1)(2)	Celulosa Arauco y Constitucion SA, 4.200%, 01/29/2030	275,062	0.5
500,000 (2)	Engie Energia Chile SA, 3.400%, 01/28/2030	436,875	0.8
550,000 (1)	Inversiones CMPC SA, 6.125%, 02/26/2034	560,450	1.0
200,000 (1)	Sociedad Quimica y Minera de Chile SA, 6.500%, 11/07/2033	208,700	0.4
200,000	Telefonica Moviles Chile SA, 3.537%, 11/18/2031	151,438	0.3
		2,004,337	3.6
	China: 3.4%
650,000	Alibaba Group Holding Ltd., 3.600%, 11/28/2024	641,209	1.2
600,000 (1)	ENN Clean Energy International Investment Ltd., 3.375%, 05/12/2026	570,981	1.0

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	China: (continued)
700,000 (1)	Tencent Holdings Ltd., 3.595%, 01/19/2028	$665,000	1.2
		1,877,190	3.4
	Colombia: 5.3%
550,000 (3)	Bancolombia SA, 4.625%, 12/18/2029	534,325	1.0
450,000	Ecopetrol SA, 8.375%, 01/19/2036	454,639	0.8
725,000	Ecopetrol SA, 8.875%, 01/13/2033	764,038	1.4
400,000 (1)	Geopark Ltd., 5.500%, 01/17/2027	364,932	0.6
400,000 (1)	Grupo Energia Bogota SA ESP, 7.850%, 11/09/2033	442,875	0.8
404,000	Oleoducto Central SA, 4.000%, 07/14/2027	378,624	0.7
		2,939,433	5.3
	Ghana: 0.3%
200,000 (1)	Tullow Oil PLC, 10.250%, 05/15/2026	191,040	0.3

	Guatemala: 1.3%
500,000	CT Trust, 5.125%, 02/03/2032	442,500	0.8
300,000 (1)	CT Trust, 5.125%, 02/03/2032	265,500	0.5
		708,000	1.3
	Hong Kong: 3.8%
500,000 (1)	AIA Group Ltd., 5.375%, 04/05/2034	501,424	0.9
635,000 (1)(2)	Lenovo Group Ltd., 6.536%, 07/27/2032	670,520	1.2
800,000 (1)	Melco Resorts Finance Ltd., 5.750%, 07/21/2028	759,141	1.4
200,000 (2)	Melco Resorts Finance Ltd., 5.750%, 07/21/2028	189,785	0.3
		2,120,870	3.8
	India: 5.3%
250,000	Adani Ports & Special Economic Zone Ltd., 4.375%, 07/03/2029	223,125	0.4
600,000 (1)	IRB Infrastructure Developers Ltd., 7.110%, 03/11/2032	609,563	1.1
700,000 (1)(2)	JSW Steel Ltd., 5.050%, 04/05/2032	617,531	1.1
525,000 (1)(3)	Network i2i Ltd., 3.975%, 12/31/2199	499,570	0.9
535,000 (1)(2)	Reliance Industries Ltd., 2.875%, 01/12/2032	454,750	0.8

See Accompanying Notes to Financial Statements

32

Voya VACS Series EMCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	India: (continued)
700,000 (1)	Summit Digitel Infrastructure Ltd., 2.875%, 08/12/2031	$584,719	1.0
		2,989,258	5.3
	Indonesia: 0.3%
200,000 (1)	Medco Bell Pte Ltd., 6.375%, 01/30/2027	195,312	0.3

	Isle of Man: 0.5%
300,000	AngloGold Ashanti Holdings PLC, 3.375%, 11/01/2028	271,051	0.5

	Israel: 1.5%
200,000 (1)(2)	Energean Israel Finance Ltd., 8.500%, 09/30/2033	198,625	0.4
400,000 (1)	Israel Discount Bank Ltd., 5.375%, 01/26/2028	392,250	0.7
250,000 (1)	Israel Electric Corp. Ltd., 4.250%, 08/14/2028	233,359	0.4
		824,234	1.5
	Kazakhstan: 0.9%
300,000	KazMunayGas National Co. JSC, 3.500%, 04/14/2033	250,500	0.4
300,000	KazMunayGas National Co. JSC, 6.375%, 10/24/2048	281,438	0.5
		531,938	0.9
	Kuwait: 1.8%
575,000	MEGlobal BV, 4.250%, 11/03/2026	554,156	1.0
500,000 (1)(3)	NBK Tier 1 Financing 2 Ltd., 4.500%, 12/31/2199	483,750	0.8
		1,037,906	1.8
	Luxembourg: 4.1%
450,000 (1)	Altice Financing SA, 5.750%, 08/15/2029	361,000	0.6
200,000 (1)	Chile Electricity Lux MPC Sarl, 6.010%, 01/20/2033	203,000	0.4
700,000 (1)	CSN Resources SA, 8.875%, 12/05/2030	724,640	1.3
325,000 (1)	Greensaif Pipelines Bidco Sarl, 6.510%, 02/23/2042	339,117	0.6
625,000 (1)	Minerva Luxembourg SA, 8.875%, 09/13/2033	660,156	1.2
		2,287,913	4.1

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Macao: 2.2%
400,000	MGM China Holdings Ltd., 4.750%, 02/01/2027	$381,080	0.7
875,000	Sands China Ltd., 5.400%, 08/08/2028	860,554	1.5
		1,241,634	2.2
	Malaysia: 1.8%
375,000 (1)	CIMB Bank Bhd, 2.125%, 07/20/2027	341,133	0.6
300,000 (1)(2)	GENM Capital Labuan Ltd., 3.882%, 04/19/2031	263,835	0.5
400,000 (1)	MISC Capital Two Labuan Ltd., 3.750%, 04/06/2027	382,000	0.7
		986,968	1.8
	Mexico: 7.3%
550,000 (1)	Alpek SAB de CV, 4.250%, 09/18/2029	514,078	0.9
600,000 (3)	Banco Mercantil del Norte SA/Grand Cayman, 7.500%, 12/31/2199	597,188	1.1
225,000 (1)(3)	BBVA Bancomer SA/Texas, 8.125%, 01/08/2039	233,648	0.4
200,000 (1)	Buffalo Energy Mexico Holdings / Buffalo Energy Infrastructure / Buffalo Energy, 7.875%, 02/15/2039	215,828	0.4
525,000 (3)	Cemex SAB de CV, 5.125%, 12/31/2199	508,922	0.9
400,000 (1)	GCC SAB de CV, 3.614%, 04/20/2032	343,232	0.6
250,000	Industrias Penoles SAB de CV, 4.150%, 09/12/2029	233,750	0.4
875,000 (2)	Petroleos Mexicanos, 10.000%, 02/07/2033	870,538	1.6
550,000 (1)(2)	Trust Fibra Uno, 7.375%, 02/13/2034	550,811	1.0
		4,067,995	7.3
	Morocco: 0.8%
500,000	OCP SA, 6.875%, 04/25/2044	473,945	0.8

	Netherlands: 2.6%
500,000 (1)	Embraer Netherlands Finance BV, 7.000%, 07/28/2030	523,600	0.9
400,000 (1)(2)	Sigma Finance Netherlands BV, 4.875%, 03/27/2028	391,500	0.7

See Accompanying Notes to Financial Statements

33

Voya VACS Series EMCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Netherlands: (continued)
500,000 (2)	Teva Pharmaceutical Finance Netherlands III BV, 8.125%, 09/15/2031	$547,710	1.0
		1,462,810	2.6
	Nigeria: 0.4%
250,000	IHS Netherlands Holdco BV, 8.000%, 09/18/2027	240,000	0.4

	Oman: 0.4%
250,000 (1)(2)	Oryx Funding Ltd., 5.800%, 02/03/2031	250,871	0.4

	Panama: 1.2%
515,600	AES Panama Generation Holdings SRL, 4.375%, 05/31/2030	450,506	0.8
250,000	C&W Senior Financing DAC, 6.875%, 09/15/2027	237,656	0.4
		688,162	1.2
	Peru: 3.3%
525,000 (1)	Banco de Credito del Peru S.A., 5.850%, 01/11/2029	530,906	1.0
600,000 (1)	Hunt Oil Co. of Peru LLC Sucursal Del Peru, 8.550%, 09/18/2033	641,520	1.1
700,000	Southern Copper Corp., 3.875%, 04/23/2025	688,172	1.2
		1,860,598	3.3
	Poland: 0.9%
300,000 (1)	Bank Gospodarstwa Krajowego, 5.375%, 05/22/2033	299,250	0.5
200,000 (1)	Canpack SA / Canpack US LLC, 3.125%, 11/01/2025	191,774	0.4
		491,024	0.9
	Qatar: 0.3%
200,000 (1)	Ooredoo International Finance Ltd., 2.625%, 04/08/2031	172,565	0.3

	Russia: 0.2%
1,000,000 (1)(4)	Alfa Bank AO Via Alfa Bond Issuance PLC, 5.950%, 04/15/2030	60,000	0.1

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Russia: (continued)
500,000 (1)	Sovcombank Via SovCom Capital DAC, 7.750%, 12/31/2199	$43,437	0.1
		103,437	0.2
	Saudi Arabia: 3.3%
200,000 (1)	Arabian Centres Sukuk II Ltd., 5.625%, 10/07/2026	189,687	0.3
525,000 (1)	EIG Pearl Holdings Sarl, 3.545%, 08/31/2036	450,352	0.8
650,000	EIG Pearl Holdings Sarl, 4.387%, 11/30/2046	510,569	0.9
700,000	Saudi Arabian Oil Co., 2.875%, 04/16/2024	699,125	1.3
		1,849,733	3.3
	Singapore: 2.5%
600,000 (1)(2)	Medco Maple Tree Pte Ltd., 8.960%, 04/27/2029	625,875	1.1
800,000 (1)(3)	Oversea-Chinese Banking Corp. Ltd., 1.832%, 09/10/2030	756,750	1.4
		1,382,625	2.5
	South Africa: 1.2%
400,000	Bidvest Group UK PLC, 3.625%, 09/23/2026	373,310	0.7
300,000 (1)	Bidvest Group UK PLC, 3.625%, 09/23/2026	280,050	0.5
		653,360	1.2
	South Korea: 7.0%
350,000 (1)	GS Caltex Corp., 5.375%, 08/07/2028	351,094	0.6
500,000 (1)	Hanwha Q Cells Americas Holdings Corp., 5.000%, 07/27/2028	498,657	0.9
700,000 (1)	Kookmin Bank, 2.500%, 11/04/2030	583,625	1.1
200,000 (1)(3)	Kookmin Bank, 4.350%, 12/31/2199	198,700	0.4
500,000 (1)	LG Energy Solution Ltd., 5.750%, 09/25/2028	507,500	0.9
850,000 (1)	POSCO, 4.875%, 01/23/2027	839,375	1.5
200,000 (1)(3)	Shinhan Financial Group Co. Ltd., 2.875%, 12/31/2199	186,000	0.3
400,000 (1)	Shinhan Financial Group Co. Ltd., 5.000%, 07/24/2028	397,104	0.7

See Accompanying Notes to Financial Statements

34

Voya VACS Series EMCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	South Korea: (continued)
400,000 (1)	SK Hynix, Inc., 2.375%, 01/19/2031	$329,158	0.6
		3,891,213	7.0
	Tanzania: 1.2%
775,000	AngloGold Ashanti Holdings PLC, 3.750%, 10/01/2030	675,781	1.2

	Thailand: 2.6%
500,000 (3)	Bangkok Bank PCL/ Hong Kong, 3.733%, 09/25/2034	445,593	0.8
300,000	GC Treasury Center Co. Ltd., 4.400%, 03/30/2032	273,281	0.5
200,000 (1)(2)	GC Treasury Center Co. Ltd., 4.400%, 03/30/2032	182,187	0.3
200,000 (1)	PTTEP Treasury Center Co. Ltd., 3.903%, 12/06/2059	154,813	0.3
400,000	Thaioil Treasury Center Co. Ltd., 4.625%, 11/20/2028	387,875	0.7
		1,443,749	2.6
	Turkey: 3.4%
250,000 (1)	Akbank TAS, 6.800%, 02/06/2026	252,266	0.5
260,000 (1)(3)	Akbank TAS, 9.369%, 12/31/2199	259,610	0.5
250,000 (1)	Turk Telekomunikasyon AS, 6.875%, 02/28/2025	250,000	0.4
500,000 (1)	Turkiye Sise ve Cam Fabrikalari AS, 6.950%, 03/14/2026	503,457	0.9
300,000 (1)	Yapi ve Kredi Bankasi AS, 9.250%, 10/16/2028	319,350	0.6
285,000 (1)(3)	Yapi ve Kredi Bankasi AS, 9.250%, 01/17/2034	293,550	0.5
		1,878,233	3.4
	United Arab Emirates: 3.6%
400,000	DP World Ltd./United Arab Emirates, 6.850%, 07/02/2037	438,375	0.8
400,000 (3)	Emirates NBD Bank PJSC, 6.125%, 12/31/2199	399,375	0.7
533,141	Galaxy Pipeline Assets Bidco Ltd., 1.750%, 09/30/2027	496,093	0.9
373,248 (1)	Galaxy Pipeline Assets Bidco Ltd., 2.940%, 09/30/2040	300,713	0.5

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United Arab Emirates: (continued)
498,314 (1)	Sweihan PV Power Co. PJSC, 3.625%, 01/31/2049	$399,274	0.7
		2,033,830	3.6
	United Kingdom: 2.6%
350,000 (1)(2)	Anglo American Capital PLC, 5.500%, 05/02/2033	348,380	0.6
550,000 (1)(3)	Standard Chartered PLC, 6.301%, 01/09/2029	565,031	1.0
525,000 (1)	WE Soda Investments Holding PLC, 9.500%, 10/06/2028	546,265	1.0
		1,459,676	2.6
	United States: 1.9%
400,000 (3)	Commercial Bank PSQC, 4.500%, 12/31/2199	372,125	0.7
300,000 (1)(2)	Hyundai Capital America, 5.400%, 01/08/2031	301,416	0.5
400,000 (1)	Sasol Financing USA LLC, 8.750%, 05/03/2029	408,375	0.7
		1,081,916	1.9
	Virgin Islands (British): 2.1%
400,000 (1)	Central American Bottling Corp. / CBC Bottling Holdco SL / Beliv Holdco SL, 5.250%, 04/27/2029	381,200	0.7
775,000 (1)	Gold Fields Orogen Holdings BVI Ltd., 5.125%, 05/15/2024	773,287	1.4
		1,154,487	2.1
	Zambia: 1.2%
200,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027	191,200	0.4
450,000 (1)	First Quantum Minerals Ltd., 9.375%, 03/01/2029	468,468	0.8
		659,668	1.2
	Total Corporate Bonds/Notes (Cost $53,835,308)	51,927,149	92.8
SOVEREIGN BONDS: 0.4%
	Panama: 0.4%
200,000	Panama Government International Bond, 7.500%, 03/01/2031	207,625	0.4
	Total Sovereign Bonds (Cost $199,998)	207,625	0.4

See Accompanying Notes to Financial Statements

35

Voya VACS Series EMCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Panama: (continued)
	Total Long-Term Investments (Cost $54,035,306)	$52,134,774	93.2

SHORT-TERM INVESTMENTS: 18.2%
	Commercial Paper: 5.8%
1,000,000	Consolidated Edison, 22.080%, 04/01/2024	999,397	1.8
1,000,000	Enbridge (US) Inc., 22.490%, 04/01/2024	999,386	1.8
1,000,000	HP, Inc., 11.050%, 04/03/2024	999,095	1.8
250,000	Sherwin-Williams Co., 22.060%, 04/01/2024	249,850	0.4
	Total Commercial Paper (Cost $3,249,696)	3,247,728	5.8
	Repurchase Agreements: 11.8%
1,575,371 (5)	Bank of America Inc., Repurchase Agreement dated 03/28/2024, 5.330%, due 04/01/2024 (Repurchase Amount $1,576,291, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.500%- 7.657%, Market Value plus accrued interest $1,606,878, due 09/01/28-03/20/72)	1,575,371	2.8
1,575,371 (5)	Citigroup, Inc., Repurchase Agreement dated 03/28/2024, 5.340%, due 04/01/2024 (Repurchase Amount $1,576,293, collateralized by various U.S. Government Agency Obligations, 2.000%- 6.500%, Market Value plus accrued interest $1,606,878, due 09/20/44-01/20/54)	1,575,371	2.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
290,026 (5)	Deutsche Bank Securities Inc., Repurchase Agreement dated 03/28/2024, 5.330%, due 04/01/2024 (Repurchase Amount $290,195, collateralized by various U.S. Government Agency Obligations, 1.500%- 7.500%, Market Value plus accrued interest $295,827, due 06/01/36-04/01/54)	$290,026	0.6
1,575,371 (5)	Nomura Securities International, Inc., Repurchase Agreement dated 03/28/2024, 5.320%, due 04/01/2024 (Repurchase Amount $1,576,289, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%- 6.000%, Market Value plus accrued interest $1,606,879, due 01/01/28-07/15/58)	1,575,371	2.8
1,575,371 (5)	RBC Dominion Securities Inc., Repurchase Agreement dated 03/28/2024, 5.280%, due 04/01/2024 (Repurchase Amount $1,576,283, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 7.500%, Market Value plus accrued interest $1,606,878, due 04/04/24-02/01/54)	1,575,371	2.8
	Total Repurchase Agreements (Cost $6,591,510)	6,591,510	11.8

See Accompanying Notes to Financial Statements

36

Voya VACS Series EMCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.6%
354,000 (6)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.220% (Cost $354,000)	$354,000	0.6
	Total Short-Term Investments (Cost $10,195,206)	$10,193,238	18.2
	Total Investments in Securities (Cost $64,230,512)	$62,328,012	111.4
	Liabilities in Excess of Other Assets	(6,401,406)	(11.4)
	Net Assets	$55,926,606	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Variable rate security. Rate shown is the rate in effect as of March 31, 2024.
(4)	Defaulted security.
(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of March 31, 2024.

Sector Diversification	Percentage of Net Assets
Energy	21.0%
Basic Materials	18.5
Financial	18.3
Consumer, Cyclical	8.4
Industrial	6.6
Consumer, Non-cyclical	6.6
Communications	6.6
Utilities	5.0
Technology	1.8
Sovereign Bonds	0.4
Short-Term Investments	18.2
Liabilities in Excess of Other Assets	(11.4)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

37

Voya VACS Series EMCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2024
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$51,927,149	$—	$51,927,149
Sovereign Bonds	—	207,625	—	207,625
Short-Term Investments	354,000	9,839,238	—	10,193,238
Total Investments, at fair value	$354,000	$61,974,012	$—	$62,328,012
Other Financial Instruments+
Futures	36,004	—	—	36,004
Total Assets	$390,004	$61,974,012	$—	$62,364,016
Liabilities Table
Other Financial Instruments+
Futures	$(37,572)	$—	$—	$(37,572)
Total Liabilities	$(37,572)	$—	$—	$(37,572)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2024, the following futures contracts were outstanding for Voya VACS Series EMCD Fund:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	49	06/28/24	$10,019,734	$(3,204)
U.S. Treasury Long Bond	20	06/18/24	2,408,750	36,004
U.S. Treasury Ultra Long Bond	2	06/18/24	258,000	(2,161)
			$12,686,484	$30,639
Short Contracts:
U.S. Treasury 5-Year Note	(10)	06/28/24	(1,070,156)	(1,457)
U.S. Treasury 10-Year Note	(36)	06/18/24	(3,988,687)	(8,826)
U.S. Treasury Ultra 10-Year Note	(39)	06/18/24	(4,469,766)	(21,924)
			$(9,528,609)	$(32,207)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2024 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Variation margin receivable on futures contracts*	$36,004
Total Asset Derivatives		$36,004

Liability Derivatives
Interest rate contracts	Variation margin payable on futures contracts*	$37,572
Total Liability Derivatives		$37,572

See Accompanying Notes to Financial Statements

38

Voya VACS Series EMCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2024 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$46,025
Total	$46,025

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$138,059
Total	$138,059

At March 31, 2024, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $64,273,845.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,083,238
Gross Unrealized Depreciation	(3,030,639)
Net Unrealized Depreciation	$(1,947,401)

See Accompanying Notes to Financial Statements

39

Voya VACS Series EMHCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: 61.2%
	Angola: 1.3%
750,000 (1)	Angolan Government International Bond, 8.000%, 11/26/2029	$701,953	0.6
950,000	Angolan Government International Bond, 8.750%, 04/14/2032	875,612	0.7
		1,577,565	1.3
	Argentina: 1.8%
1,408,777 (2)	Argentine Republic Government International Bond, 0.750% (Step Rate @ 1.750% on 07/09/2027), 07/09/2030	734,765	0.6
274,111	Argentine Republic Government International Bond, 1.000%, 07/09/2029	146,821	0.1
2,556,220 (2)	Argentine Republic Government International Bond, 3.625% (Step Rate @ 4.125% on 07/09/2024), 07/09/2035	1,064,665	0.9
526,019 (2)	Argentine Republic Government International Bond, 4.250% (Step Rate @ 5.000% on 07/09/2024), 01/09/2038	244,862	0.2
		2,191,113	1.8
	Bahrain: 2.4%
2,000,000	Bahrain Government International Bond, 7.375%, 05/14/2030	2,086,875	1.7
800,000 (1)	Bahrain Government International Bond, 7.500%, 02/12/2036	822,500	0.7
		2,909,375	2.4
	Brazil: 2.9%
700,000	Brazilian Government International Bond, 5.625%, 02/21/2047	602,175	0.5
700,000	Brazilian Government International Bond, 6.000%, 10/20/2033	694,400	0.6
200,000	Brazilian Government International Bond, 6.125%, 03/15/2034	198,200	0.2
1,145,000	Brazilian Government International Bond, 6.250%, 03/18/2031	1,169,045	0.9

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Brazil: (continued)
900,000	Brazilian Government International Bond, 7.125%, 05/13/2054	$908,550	0.7
		3,572,370	2.9
	Chile: 0.7%
750,000	Chile Government International Bond, 3.500%, 01/31/2034	660,190	0.5
250,000	Chile Government International Bond, 4.000%, 01/31/2052	198,515	0.2
		858,705	0.7
	Colombia: 2.2%
500,000	Colombia Government International Bond, 3.250%, 04/22/2032	390,750	0.3
1,000,000	Colombia Government International Bond, 4.125%, 05/15/2051	625,250	0.5
750,000	Colombia Government International Bond, 5.000%, 06/15/2045	545,437	0.4
500,000	Colombia Government International Bond, 6.125%, 01/18/2041	433,125	0.4
664,000	Colombia Government International Bond, 8.000%, 04/20/2033	703,508	0.6
		2,698,070	2.2
	Costa Rica: 1.0%
775,000	Costa Rica Government International Bond, 6.125%, 02/19/2031	786,625	0.6
450,000 (1)	Costa Rica Government International Bond, 7.300%, 11/13/2054	479,953	0.4
		1,266,578	1.0
	Cote d’Ivoire: 0.7%
300,000 (1)	Ivory Coast Government International Bond, 7.625%, 01/30/2033	298,875	0.2
375,000 (1)	Ivory Coast Government International Bond, 8.250%, 01/30/2037	376,875	0.3
191,689 (3)	Ivory Coast Government International Bond REGs, 5.750%, 12/31/2032	182,806	0.2
		858,556	0.7

 See Accompanying Notes to Financial Statements

40

Voya VACS Series EMHCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Dominican Republic: 2.9%
200,000 (1)	Dominican Republic International Bond, 4.875%, 09/23/2032	$179,937	0.1
500,000 (1)	Dominican Republic International Bond, 5.300%, 01/21/2041	427,031	0.3
1,200,000	Dominican Republic International Bond, 5.875%, 01/30/2060	1,024,875	0.8
700,000	Dominican Republic International Bond, 6.000%, 07/19/2028	698,688	0.6
500,000 (1)	Dominican Republic International Bond, 6.000%, 02/22/2033	487,969	0.4
500,000 (1)	Dominican Republic International Bond, 6.875%, 01/29/2026	506,250	0.4
300,000 (1)	Dominican Republic International Bond, 7.050%, 02/03/2031	311,625	0.3
		3,636,375	2.9
	Ecuador: 1.1%
517,550 (1)(2)	Ecuador Government International Bond, 2.500% (Step Rate @ 5.000% on 07/31/2024), 07/31/2040	252,564	0.2
1,357,845 (1)(2)	Ecuador Government International Bond, 3.500% (Step Rate @ 5.500% on 07/31/2024), 07/31/2035	716,263	0.6
600,850 (1)(2)	Ecuador Government International Bond, 6.000% (Step Rate @ 6.900% on 07/31/2024), 07/31/2030	408,879	0.3
		1,377,706	1.1
	Egypt: 2.2%
1,000,000	Egypt Government International Bond, 5.800%, 09/30/2027	906,875	0.7
500,000 (1)	Egypt Government International Bond, 7.500%, 02/16/2061	360,312	0.3
1,500,000 (1)	Egypt Government International Bond, 8.700%, 03/01/2049	1,221,094	1.0
350,000 (1)	Egypt Government International Bond, 8.875%, 05/29/2050	289,297	0.2
		2,777,578	2.2
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	El Salvador: 0.5%
750,000 (1)	El Salvador Government International Bond, 6.375%, 01/18/2027	$656,250	0.5

	Gabon: 0.2%
300,000 (1)	Gabon Government International Bond, 6.625%, 02/06/2031	257,063	0.2

	Ghana: 1.2%
550,000 (4)	Ghana Government International Bond, 7.875%, 03/26/2027	287,547	0.3
1,500,000 (4)	Ghana Government International Bond, 7.875%, 02/11/2035	778,125	0.6
750,000 (4)	Ghana Government International Bond, 8.750%, 03/11/2061	386,719	0.3
		1,452,391	1.2
	Guatemala: 1.1%
635,000 (1)	Guatemala Government Bond, 5.250%, 08/10/2029	617,253	0.5
700,000 (1)	Guatemala Government Bond, 6.600%, 06/13/2036	717,719	0.6
		1,334,972	1.1
	Honduras: 0.3%
250,000	Honduras Government International Bond, 5.625%, 06/24/2030	223,398	0.2
200,000	Honduras Government International Bond, 6.250%, 01/19/2027	193,813	0.1
		417,211	0.3
	Hungary: 1.9%
750,000 (1)	Hungary Government International Bond, 3.125%, 09/21/2051	478,125	0.4
700,000 (1)	Hungary Government International Bond, 5.500%, 06/16/2034	690,812	0.5
500,000	Hungary Government International Bond, 7.625%, 03/29/2041	579,844	0.5
650,000 (1)	Magyar Export-Import Bank Zrt, 6.125%, 12/04/2027	656,094	0.5
		2,404,875	1.9
	India: 0.9%
500,000 (5)	Export-Import Bank of India, 2.250%, 01/13/2031	413,593	0.3

See Accompanying Notes to Financial Statements

41

Voya VACS Series EMHCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	India: (continued)
700,000 (1)(5)	Export-Import Bank of India, 5.500%, 01/18/2033	$708,094	0.6
		1,121,687	0.9
	Indonesia: 2.0%
550,000	Indonesia Government International Bond, 5.250%, 01/17/2042	553,437	0.4
320,000	Indonesia Government International Bond, 5.450%, 09/20/2052	324,500	0.3
1,250,000	Indonesia Government International Bond, 8.500%, 10/12/2035	1,605,469	1.3
		2,483,406	2.0
	Jamaica: 0.9%
400,000	Jamaica Government International Bond, 7.875%, 07/28/2045	472,875	0.4
500,000	Jamaica Government International Bond, 8.000%, 03/15/2039	596,250	0.5
		1,069,125	0.9
	Jordan: 0.9%
1,000,000 (1)	Jordan Government International Bond, 5.850%, 07/07/2030	924,375	0.7
200,000 (1)	Jordan Government International Bond, 7.500%, 01/13/2029	200,563	0.2
		1,124,938	0.9
	Kenya: 0.9%
500,000	Republic of Kenya Government International Bond, 7.250%, 02/28/2028	479,180	0.4
625,000 (1)	Republic of Kenya Government International Bond, 9.750%, 02/16/2031	641,406	0.5
		1,120,586	0.9
	Lebanon: 0.2%
2,000,000 (4)	Lebanon Government International Bond, 6.850%, 03/23/2027	136,000	0.1
2,000,000 (4)	Lebanon Government International Bond, 6.100%, 10/04/2022	136,000	0.1
		272,000	0.2
	Mexico: 3.0%
940,000	Mexico Government International Bond, 3.250%, 04/16/2030	839,420	0.7
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Mexico: (continued)
1,150,000	Mexico Government International Bond, 4.875%, 05/19/2033	$1,093,219	0.9
1,829,000	Mexico Government International Bond, 6.338%, 05/04/2053	1,814,711	1.4
		3,747,350	3.0
	Morocco: 0.3%
500,000 (1)	Morocco Government International Bond, 4.000%, 12/15/2050	343,750	0.3

	Nigeria: 2.0%
500,000	Nigeria Government International Bond, 6.500%, 11/28/2027	472,344	0.4
750,000 (1)	Nigeria Government International Bond, 7.375%, 09/28/2033	644,297	0.5
500,000	Nigeria Government International Bond, 7.696%, 02/23/2038	413,437	0.4
675,000	Nigeria Government International Bond, 7.875%, 02/16/2032	614,461	0.5
300,000	Nigeria Government International Bond, 7.875%, 02/16/2032	273,094	0.2
		2,417,633	2.0
	Oman: 0.9%
600,000	Oman Government International Bond, 6.000%, 08/01/2029	615,187	0.5
550,000 (1)	Oman Government International Bond, 6.500%, 03/08/2047	556,875	0.4
		1,172,062	0.9
	Panama: 3.0%
500,000	Panama Government International Bond, 4.500%, 04/16/2050	338,125	0.3
550,000	Panama Government International Bond, 4.500%, 01/19/2063	353,719	0.3
1,000,000	Panama Government International Bond, 6.400%, 02/14/2035	946,750	0.8
550,000	Panama Government International Bond, 6.700%, 01/26/2036	534,463	0.4
600,000	Panama Government International Bond, 6.875%, 01/31/2036	586,312	0.5
410,000	Panama Government International Bond, 7.500%, 03/01/2031	425,631	0.3

See Accompanying Notes to Financial Statements

42

Voya VACS Series EMHCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Panama: (continued)
540,000	Panama Government International Bond, 8.000%, 03/01/2038	$566,595	0.4
		3,751,595	3.0
	Paraguay: 1.7%
145,000	Paraguay Government International Bond, 5.000%, 04/15/2026	143,302	0.1
650,000	Paraguay Government International Bond, 5.600%, 03/13/2048	593,328	0.5
750,000 (1)	Paraguay Government International Bond, 5.850%, 08/21/2033	754,453	0.6
625,000 (1)	Paraguay Government International Bond, 6.000%, 02/09/2036	635,742	0.5
		2,126,825	1.7
	Peru: 0.8%
500,000	Peruvian Government International Bond, 2.783%, 01/23/2031	430,781	0.4
500,000	Peruvian Government International Bond, 5.625%, 11/18/2050	498,375	0.4
		929,156	0.8
	Philippines: 1.1%
750,000	Philippine Government International Bond, 5.500%, 01/17/2048	762,187	0.6
500,000	Philippine Government International Bond, 5.950%, 10/13/2047	536,563	0.5
		1,298,750	1.1
	Poland: 1.6%
725,000	Republic of Poland Government International Bond, 4.875%, 10/04/2033	715,680	0.6
1,225,000	Republic of Poland Government International Bond, 5.750%, 11/16/2032	1,286,262	1.0
		2,001,942	1.6
	Qatar: 0.8%
550,000 (1)	Qatar Government International Bond, 4.400%, 04/16/2050	488,984	0.4
500,000 (1)	Qatar Government International Bond, 4.817%, 03/14/2049	469,950	0.4
		958,934	0.8
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Romania: 3.2%
1,500,000 (1)	Romanian Government International Bond, 3.000%, 02/14/2031	$1,265,625	1.0
600,000 (1)	Romanian Government International Bond, 3.625%, 03/27/2032	517,687	0.4
200,000	Romanian Government International Bond, 4.000%, 02/14/2051	142,576	0.1
400,000	Romanian Government International Bond, 5.125%, 06/15/2048	341,000	0.3
1,468,000 (1)	Romanian Government International Bond, 6.375%, 01/30/2034	1,494,149	1.2
200,000	Romanian Government International Bond, 7.625%, 01/17/2053	222,875	0.2
		3,983,912	3.2
	Saudi Arabia: 2.6%
2,200,000	Saudi Government International Bond, 3.450%, 02/02/2061	1,472,625	1.2
800,000	Saudi Government International Bond, 3.750%, 01/21/2055	581,250	0.5
1,100,000 (1)	Saudi Government International Bond, 5.500%, 10/25/2032	1,142,969	0.9
		3,196,844	2.6
	Senegal: 0.3%
500,000	Senegal Government International Bond, 6.250%, 05/23/2033	429,063	0.3

	Serbia: 0.4%
250,000	Serbia International Bond, 2.125%, 12/01/2030	198,985	0.2
275,000 (1)	Serbia International Bond, 6.500%, 09/26/2033	281,617	0.2
		480,602	0.4
	South Africa: 2.3%
1,500,000	Republic of South Africa Government International Bond, 4.300%, 10/12/2028	1,348,125	1.1

See Accompanying Notes to Financial Statements

43

Voya VACS Series EMHCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	South Africa: (continued)
950,000	Republic of South Africa Government International Bond, 5.875%, 04/20/2032	$858,563	0.7
800,000	Republic of South Africa Government International Bond, 6.300%, 06/22/2048	632,000	0.5
		2,838,688	2.3
	Sri Lanka: 1.2%
500,000 (1)(4)	Sri Lanka Government International Bond, 5.875%, 07/25/2022	288,382	0.2
1,500,000 (1)(4)	Sri Lanka Government International Bond, 6.825%, 07/18/2026	900,458	0.7
550,000 (4)	Sri Lanka Government International Bond, 7.550%, 03/28/2030	325,188	0.3
		1,514,028	1.2
	Turkey: 3.8%
400,000 (1)	Hazine Mustesarligi Varlik Kiralama AS, 8.509%, 01/14/2029	425,000	0.3
500,000	Turkey Government International Bond, 5.125%, 02/17/2028	476,562	0.4
550,000	Turkey Government International Bond, 6.000%, 01/14/2041	455,297	0.4
595,000	Turkey Government International Bond, 6.500%, 09/20/2033	560,044	0.5
1,000,000	Turkey Government International Bond, 7.625%, 04/26/2029	1,024,375	0.8
1,000,000	Turkey Government International Bond, 9.875%, 01/15/2028	1,105,313	0.9
600,000 (1)	Turkiye Ihracat Kredi Bankasi AS, 9.000%, 01/28/2027	628,395	0.5
		4,674,986	3.8
	Ukraine: 1.1%
1,111,000 (4)	Ukraine Government International Bond, 7.253%, 03/15/2035	326,912	0.3
650,000 (4)	Ukraine Government International Bond, 7.375%, 09/25/2034	191,913	0.1
346,000 (1)(4)	Ukraine Government International Bond, 7.750%, 09/01/2024	131,134	0.1
346,000 (1)(4)	Ukraine Government International Bond, 7.750%, 09/01/2025	130,182	0.1
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Ukraine: (continued)
346,000 (1)(4)	Ukraine Government International Bond, 7.750%, 09/01/2026	$124,992	0.1
346,000 (1)(4)	Ukraine Government International Bond, 7.750%, 09/01/2027	118,592	0.1
346,000 (1)(4)	Ukraine Government International Bond, 7.750%, 09/01/2028	116,169	0.1
225,000 (1)(4)	Ukraine Government International Bond, 7.750%, 09/01/2029	75,094	0.1
500,000 (4)	Ukraine Government International Bond, 9.750%, 11/01/2030	176,375	0.1
		1,391,363	1.1
	United Arab Emirates: 0.2%
250,000 (1)	Finance Department Government of Sharjah, 6.500%, 11/23/2032	260,434	0.2

	Uruguay: 0.1%
123,334	Uruguay Government International Bond, 4.375%, 10/27/2027	122,486	0.1
51,825	Uruguay Government International Bond, 4.375%, 01/23/2031	50,837	0.0
		173,323	0.1
	Zambia: 0.6%
450,000 (1)(4)	Zambia Government International Bond, 8.500%, 04/14/2024	333,000	0.3
500,000 (1)(4)	Zambia Government International Bond, 8.970%, 07/30/2027	368,750	0.3
		701,750	0.6
	Total Sovereign Bonds (Cost $70,792,083)	75,831,485	61.2
CORPORATE BONDS/NOTES: 33.7%
	Brazil: 1.5%
600,000 (1)	Ambipar Lux Sarl, 9.875%, 02/06/2031	600,840	0.5
525,000	Minerva Luxembourg SA, 4.375%, 03/18/2031	438,375	0.3
825,000 (1)	Raizen Fuels Finance SA, 6.450%, 03/05/2034	844,800	0.7
		1,884,015	1.5
	Chile: 3.2%
500,000 (1)	Corp Nacional del Cobre de Chile, 4.500%, 08/01/2047	396,563	0.3

See Accompanying Notes to Financial Statements

44

Voya VACS Series EMHCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Chile: (continued)
250,000	Corp Nacional del Cobre de Chile, 5.125%, 02/02/2033	$238,203	0.2
725,000 (1)	Corp Nacional del Cobre de Chile, 5.950%, 01/08/2034	729,531	0.6
625,000 (1)	Corp Nacional del Cobre de Chile, 6.300%, 09/08/2053	623,242	0.5
400,000 (1)	Empresa de Transporte de Pasajeros Metro SA, 3.693%, 09/13/2061	269,000	0.2
450,000 (1)	Empresa Nacional del Petroleo, 3.450%, 09/16/2031	384,056	0.3
1,100,000 (1)	Empresa Nacional del Petroleo, 3.750%, 08/05/2026	1,052,008	0.9
300,000 (1)	Empresa Nacional del Petroleo, 4.500%, 09/14/2047	225,940	0.2
		3,918,543	3.2
	Colombia: 1.6%
990,000	Ecopetrol SA, 8.375%, 01/19/2036	1,000,207	0.8
900,000	Ecopetrol SA, 8.625%, 01/19/2029	952,749	0.8
		1,952,956	1.6
	Guatemala: 0.5%
700,000 (1)	CT Trust, 5.125%, 02/03/2032	619,500	0.5

	India: 0.3%
425,000 (1)	IRB Infrastructure Developers Ltd., 7.110%, 03/11/2032	431,773	0.3

	Indonesia: 3.2%
500,000 (1)	Hutama Karya Persero PT, 3.750%, 05/11/2030	461,875	0.4
500,000 (1)	Pertamina Persero PT, 3.100%, 01/21/2030	448,437	0.3
750,000	Pertamina Persero PT, 5.625%, 05/20/2043	736,934	0.6
550,000	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 3.000%, 06/30/2030	480,502	0.4
675,000 (1)	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 4.125%, 05/15/2027	650,093	0.5
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Indonesia: (continued)
750,000	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 4.125%, 05/15/2027	$722,325	0.6
500,000 (1)	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 6.250%, 01/25/2049	507,880	0.4
		4,008,046	3.2
	Isle of Man: 0.3%
400,000	AngloGold Ashanti Holdings PLC, 3.375%, 11/01/2028	361,402	0.3

	Kazakhstan: 0.5%
750,000 (1)	KazMunayGas National Co. JSC, 3.500%, 04/14/2033	626,250	0.5

	Luxembourg: 3.5%
850,000 (1)	Chile Electricity Lux MPC Sarl, 6.010%, 01/20/2033	862,750	0.7
1,200,000 (1)	CSN Resources SA, 8.875%, 12/05/2030	1,242,240	1.0
750,000 (1)	EIG Pearl Holdings Sarl, 4.387%, 11/30/2046	589,117	0.5
550,000 (1)	Greensaif Pipelines Bidco Sarl, 6.510%, 02/23/2042	573,891	0.5
950,000 (1)	Minerva Luxembourg SA, 8.875%, 09/13/2033	1,003,438	0.8
		4,271,436	3.5
	Malaysia: 1.1%
300,000	Petronas Capital Ltd., 2.480%, 01/28/2032	250,996	0.2
1,250,000 (1)	Petronas Capital Ltd., 4.800%, 04/21/2060	1,137,294	0.9
		1,388,290	1.1
	Mexico: 6.5%
750,000 (1)	Banco Nacional de Comercio Exterior SNC/Cayman Islands, 4.375%, 10/14/2025	737,109	0.6
600,000 (3)	Cemex SAB de CV, 5.125%, 12/31/2199	581,625	0.5
350,000 (1)(3)	Cemex SAB de CV, 9.125%, 12/31/2199	378,928	0.3
425,000 (1)	Comision Federal de Electricidad, 4.688%, 05/15/2029	400,828	0.3

See Accompanying Notes to Financial Statements

45

Voya VACS Series EMHCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Mexico: (continued)
1,000,000 (1)(5)	Comision Federal de Electricidad, 6.264%, 02/15/2052	$872,500	0.7
350,000	Petroleos Mexicanos, 5.500%, 06/27/2044	213,292	0.2
800,000	Petroleos Mexicanos, 6.500%, 03/13/2027	754,008	0.6
500,000	Petroleos Mexicanos, 6.500%, 01/23/2029	448,750	0.3
1,135,000	Petroleos Mexicanos, 6.700%, 02/16/2032	946,590	0.8
500,000	Petroleos Mexicanos, 6.750%, 09/21/2047	331,500	0.3
600,000	Petroleos Mexicanos, 6.950%, 01/28/2060	397,830	0.3
1,375,000	Petroleos Mexicanos, 10.000%, 02/07/2033	1,367,987	1.1
600,000 (1)(5)	Trust Fibra Uno, 7.375%, 02/13/2034	600,885	0.5
		8,031,832	6.5
	Oman: 1.0%
1,300,000 (1)	OQ SAOC, 5.125%, 05/06/2028	1,276,844	1.0

	Panama: 1.8%
540,152	AES Panama Generation Holdings SRL, 4.375%, 05/31/2030	471,958	0.4
1,075,000	Banco Nacional de Panama, 2.500%, 08/11/2030	839,844	0.7
1,200,000 (1)	Empresa de Transmision Electrica SA, 5.125%, 05/02/2049	874,500	0.7
		2,186,302	1.8
	Peru: 2.9%
1,175,000 (1)	Banco de Credito del Peru S.A., 5.850%, 01/11/2029	1,188,219	1.0
400,000 (1)	Corp Financiera de Desarrollo SA, 2.400%, 09/28/2027	358,700	0.3
1,050,000 (1)	Hunt Oil Co. of Peru LLC Sucursal Del Peru, 8.550%, 09/18/2033	1,122,660	0.9
250,000	Petroleos del Peru SA, 4.750%, 06/19/2032	196,250	0.2
1,000,000 (1)	Petroleos del Peru SA, 5.625%, 06/19/2047	668,500	0.5
		3,534,329	2.9
	Poland: 1.4%
875,000 (1)	Bank Gospodarstwa Krajowego, 5.375%, 05/22/2033	872,813	0.7
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Poland: (continued)
850,000 (1)	Bank Gospodarstwa Krajowego, 6.250%, 10/31/2028	$888,802	0.7
		1,761,615	1.4
	Qatar: 0.6%
1,000,000 (1)	QatarEnergy, 3.300%, 07/12/2051	709,375	0.6

	South Africa: 0.6%
800,000 (1)	Eskom Holdings SOC Ltd., 6.350%, 08/10/2028	769,000	0.6

	Tanzania: 0.4%
600,000	AngloGold Ashanti Holdings PLC, 3.750%, 10/01/2030	523,185	0.4

	Turkey: 0.5%
625,000 (1)	WE Soda Investments Holding PLC, 9.375%, 02/14/2031	643,319	0.5

	United Arab Emirates: 2.1%
550,000	DP World Crescent Ltd., 3.875%, 07/18/2029	517,859	0.4
254,832 (1)	Galaxy Pipeline Assets Bidco Ltd., 2.160%, 03/31/2034	220,111	0.2
583,200 (1)	Galaxy Pipeline Assets Bidco Ltd., 2.940%, 09/30/2040	469,864	0.4
975,000 (1)	MDGH GMTN RSC Ltd., 4.375%, 11/22/2033	930,516	0.8
400,000 (1)	MDGH GMTN RSC Ltd., 5.500%, 04/28/2033	414,966	0.3
		2,553,316	2.1
	Venezuela: 0.2%
1,000,000 (4)	Petroleos de Venezuela SA, 9.000%, 11/17/2021	105,000	0.1
1,750,000 (4)	Petroleos de Venezuela SA, 9.750%, 05/17/2035	196,000	0.1
		301,000	0.2
	Total Corporate Bonds/Notes (Cost $41,014,798)	41,752,328	33.7
	Total Long-Term Investments (Cost $111,806,881)	117,583,813	94.9

See Accompanying Notes to Financial Statements

46

Voya VACS Series EMHCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†	RA	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.3%
	Commercial Paper: 2.9%
500,000	Duke Energy Co., 9.670%, 04/04/2024	$499,472	0.4
1,000,000	Enbridge (US) Inc., 22.490%, 04/01/2024	999,386	0.8
1,000,000	HP, Inc., 11.050%, 04/03/2024	999,095	0.8
1,000,000	Sherwin-Williams Co., 22.060%, 04/01/2024	999,398	0.9
	Total Commercial Paper (Cost $3,499,471)	3,497,351	2.9
	Repurchase Agreements: 1.7%
1,000,000 (6)	Bank of America Inc., Repurchase Agreement dated 03/28/2024, 5.320%, due 04/01/2024 (Repurchase Amount $1,000,583, collateralized by various U.S. Government Securities, 0.000%-4.500%, Market Value plus accrued interest $1,020,000, due 10/15/26-08/15/35)	1,000,000	0.8
1,000,000 (6)	Daiwa Capital Markets America Inc., Repurchase Agreement dated 03/28/2024, 5.350%, due 04/01/2024 (Repurchase Amount $1,000,586, collateralized by various U.S. Government Securities, 0.000%-4.125%, Market Value plus accrued interest $1,020,000, due 06/11/24-02/15/42)	1,000,000	0.8
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
136,903 (6)	HSBC Securities (USA) Inc., Repurchase Agreement dated 03/28/2024, 5.320%, due 04/01/2024 (Repurchase Amount $136,983, collateralized by various U.S. Government Securities, 0.625%-4.000%, Market Value plus accrued interest $139,641, due 02/15/25-02/15/48)	$136,903	0.1
	Total Repurchase Agreements (Cost $2,136,903)	2,136,903	1.7
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.7%
3,000 (7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 5.200%	3,000	0.0
906,000 (7)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.220%	906,000	0.7
	Total Mutual Funds (Cost $909,000)	909,000	0.7
	Total Short-Term Investments (Cost $6,545,374)	6,543,254	5.3
	Total Investments in Securities (Cost $118,352,255)	$124,127,067	100.2
	Liabilities in Excess of Other Assets	(272,353)	(0.2)
	Net Assets	$123,854,714	100.0

See Accompanying Notes to Financial Statements

47

Voya VACS Series EMHCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of March 31, 2024.
(3)	Variable rate security. Rate shown is the rate in effect as of March 31, 2024.
(4)	Defaulted security.
(5)	Security, or a portion of the security, is on loan.
(6)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(7)	Rate shown is the 7-day yield as of March 31, 2024.

Sector Diversification	Percentage of Net Assets
Sovereign Bonds	61.2%
Energy	14.7
Financial	5.5
Utilities	5.3
Basic Materials	3.9
Consumer, Non-cyclical	2.0
Industrial	1.8
Communications	0.5
Short-Term Investments	5.3
Liabilities in Excess of Other Assets	(0.2)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

48

Voya VACS Series EMHCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2024
Asset Table
Investments, at fair value
Sovereign Bonds	$—	$75,831,485	$—	$75,831,485
Corporate Bonds/Notes	—	41,752,328	—	41,752,328
Short-Term Investments	909,000	5,634,254	—	6,543,254
Total Investments, at fair value	$909,000	$123,218,067	$—	$124,127,067
Other Financial Instruments+
Futures	83,565	—	—	83,565
Total Assets	$992,565	$123,218,067	$—	$124,210,632
Liabilities Table
Other Financial Instruments+
Futures	$(82,434)	$—	$—	$(82,434)
Total Liabilities	$(82,434)	$—	$—	$(82,434)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2024, the following futures contracts were outstanding for Voya VACS Series EMHCD Fund:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	25	06/28/24	$5,112,110	$(1,585)
U.S. Treasury 5-Year Note	82	06/28/24	8,775,281	16,769
U.S. Treasury Long Bond	8	06/18/24	963,500	14,670
U.S. Treasury Ultra Long Bond	25	06/18/24	3,225,000	52,126
			$18,075,891	$81,980
Short Contracts:
U.S. Treasury 10-Year Note	(29)	06/18/24	(3,213,110)	(11,252)
U.S. Treasury Ultra 10-Year Note	(115)	06/18/24	(13,180,078)	(69,597)
			$(16,393,188)	$(80,849)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2024 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Variation margin receivable on futures contracts*	$83,565
Total Asset Derivatives		$83,565

Liability Derivatives
Interest rate contracts	Variation margin payable on futures contracts*	$82,434
Total Liability Derivatives		$82,434

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Accompanying Notes to Financial Statements

49

Voya VACS Series EMHCD Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2024 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$76,890
Total	$76,890

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$300,535
Total	$300,535

At March 31, 2024, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $118,367,208.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$6,565,622
Gross Unrealized Depreciation	(804,254)
Net Unrealized Appreciation	$5,761,368

See Accompanying Notes to Financial Statements

50

Voya VACS Series HYB Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 93.4%
	Basic Materials: 6.6%
290,000 (1)	Arsenal AIC Parent LLC, 8.000%, 10/01/2030	$304,829	0.2
445,000	ATI, Inc., 7.250%, 08/15/2030	460,463	0.4
300,000 (1)	Axalta Coating Systems Dutch Holding B BV, 7.250%, 02/15/2031	312,437	0.2
150,000 (1)	Axalta Coating Systems LLC, 3.375%, 02/15/2029	134,366	0.1
395,000 (1)	Cleveland-Cliffs, Inc., 4.625%, 03/01/2029	368,659	0.3
165,000 (1)	Cleveland-Cliffs, Inc., 4.875%, 03/01/2031	150,213	0.1
380,000 (1)	Coeur Mining, Inc., 5.125%, 02/15/2029	361,423	0.3
368,000 (1)	Constellium SE, 5.625%, 06/15/2028	358,178	0.3
245,000 (1)	First Quantum Minerals Ltd., 6.875%, 10/15/2027	234,220	0.2
490,000 (1)	Hudbay Minerals, Inc., 4.500%, 04/01/2026	475,110	0.4
390,000 (1)	Illuminate Buyer LLC /Illuminate Holdings IV, Inc., 9.000%, 07/01/2028	385,208	0.3
436,000 (1)	INEOS Quattro Finance 2 PLC, 3.375%, 01/15/2026	416,455	0.3
454,000 (1)(2)	Iris Holdings, Inc., 8.750% (PIK Rate 9.500%, Cash Rate 8.750%), 02/15/2026	390,440	0.3
225,000 (1)	LSF11 A5 HoldCo LLC, 6.625%, 10/15/2029	202,987	0.2
415,000 (1)	Mativ Holdings, Inc., 6.875%, 10/01/2026	413,432	0.3
285,000 (1)	NOVA Chemicals Corp., 8.500%, 11/15/2028	303,701	0.2
65,000 (1)	Novelis Corp., 3.250%, 11/15/2026	60,633	0.0
350,000 (1)	Novelis Corp., 3.875%, 08/15/2031	301,014	0.2
135,000 (1)	Novelis Corp., 4.750%, 01/30/2030	124,667	0.1
375,000 (1)	Nufarm Australia Ltd. / Nufarm Americas, Inc., 5.000%, 01/27/2030	344,336	0.3
200,000 (1)	Olympus Water US Holding Corp., 4.250%, 10/01/2028	181,673	0.1
205,000 (1)	Olympus Water US Holding Corp., 6.250%, 10/01/2029	187,847	0.1
200,000 (1)	Olympus Water US Holding Corp., 7.125%, 10/01/2027	202,220	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Basic Materials: (continued)
480,000 (1)	SPCM SA, 3.125%, 03/15/2027	$444,614	0.4
465,000 (1)	Taseko Mines Ltd., 7.000%, 02/15/2026	467,381	0.4
490,000 (1)	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.125%, 04/01/2029	142,644	0.1
375,000 (1)	Tronox, Inc., 4.625%, 03/15/2029	336,820	0.3
445,000 (1)	WR Grace Holdings LLC, 5.625%, 08/15/2029	398,689	0.3
		8,464,659	6.6

	Communications: 11.8%
600,000 (1)	Altice Financing SA, 5.750%, 08/15/2029	481,333	0.4
577,000 (1)	Altice France SA/France, 5.500%, 10/15/2029	392,238	0.3
245,000 (1)	Altice France SA/France, 8.125%, 02/01/2027	191,722	0.1
355,000 (1)	Beasley Mezzanine Holdings LLC, 8.625%, 02/01/2026	212,235	0.2
600,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.500%, 05/01/2032	482,550	0.4
505,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	470,438	0.4
485,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	462,412	0.4
180,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/2026	177,365	0.1
440,000 (1)	Connect Finco Sarl / Connect US Finco LLC, 6.750%, 10/01/2026	431,620	0.3
900,000 (1)	CSC Holdings LLC, 5.750%, 01/15/2030	477,151	0.4
600,000 (1)	CSC Holdings LLC, 11.250%, 05/15/2028	595,082	0.5
530,000 (1)	Directv Financing LLC / Directv Financing Co-Obligor, Inc., 5.875%, 08/15/2027	501,730	0.4
465,000	DISH DBS Corp., 5.125%, 06/01/2029	194,334	0.1
282,000 (1)	DISH DBS Corp., 5.750%, 12/01/2028	194,335	0.1
325,000	DISH DBS Corp., 7.375%, 07/01/2028	156,743	0.1

See Accompanying Notes to Financial Statements

51

Voya VACS Series HYB Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
550,000 (1)	DISH Network Corp., 11.750%, 11/15/2027	$562,051	0.4
370,000 (1)	GCI LLC, 4.750%, 10/15/2028	339,594	0.3
610,000 (1)	Gray Escrow II, Inc., 5.375%, 11/15/2031	400,571	0.3
340,000 (1)	Gray Television, Inc., 7.000%, 05/15/2027	316,490	0.2
585,000 (1)	Level 3 Financing, Inc., 3.750%, 07/15/2029	263,250	0.2
335,000 (1)	Level 3 Financing, Inc., 10.500%, 05/15/2030	344,213	0.3
610,000 (1)	Match Group Holdings II LLC, 4.625%, 06/01/2028	576,101	0.4
385,000 (1)	McGraw-Hill Education, Inc., 8.000%, 08/01/2029	362,242	0.3
319,000 (3)	Paramount Global, 6.250%, 02/28/2057	280,813	0.2
770,000 (1)	Scripps Escrow, Inc., 5.875%, 07/15/2027	644,940	0.5
390,000 (1)	Sinclair Television Group, Inc., 4.125%, 12/01/2030	284,380	0.2
155,000 (1)	Sirius XM Radio, Inc., 3.125%, 09/01/2026	145,316	0.1
1,035,000 (1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	996,439	0.8
435,000 (1)	Stagwell Global LLC, 5.625%, 08/15/2029	395,385	0.3
200,000	Telecom Italia Capital SA, 6.000%, 09/30/2034	183,072	0.1
220,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	208,299	0.2
200,000 (1)	Telecom Italia SpA/Milano, 5.303%, 05/30/2024	199,049	0.2
230,000 (1)	Uber Technologies, Inc., 4.500%, 08/15/2029	218,659	0.2
335,000 (1)	Uber Technologies, Inc., 8.000%, 11/01/2026	339,264	0.3
180,000 (1)	Univision Communications, Inc., 4.500%, 05/01/2029	161,016	0.1
620,000 (1)	Univision Communications, Inc., 6.625%, 06/01/2027	606,930	0.5
200,000 (1)	Univision Communications, Inc., 8.000%, 08/15/2028	203,884	0.2
275,000 (1)	Viasat, Inc., 6.500%, 07/15/2028	212,622	0.2
215,000 (1)	Viasat, Inc., 7.500%, 05/30/2031	156,055	0.1
360,000 (1)	Viavi Solutions, Inc., 3.750%, 10/01/2029	309,239	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
651,000 (1)	Virgin Media Vendor Financing Notes IV DAC, 5.000%, 07/15/2028	$597,863	0.5
417,000 (1)	Vmed O2 UK Financing I PLC, 4.750%, 07/15/2031	359,812	0.3
		15,088,837	11.8

	Consumer, Cyclical: 19.9%
220,000 (1)	1011778 BC ULC / New Red Finance, Inc., 3.500%, 02/15/2029	201,112	0.2
475,000 (1)	1011778 BC ULC / New Red Finance, Inc., 4.000%, 10/15/2030	423,568	0.3
315,000 (1)	Adient Global Holdings Ltd., 4.875%, 08/15/2026	307,324	0.2
235,000 (1)(4)	Adient Global Holdings Ltd., 8.250%, 04/15/2031	248,169	0.2
160,000 (1)	Allison Transmission, Inc., 3.750%, 01/30/2031	139,753	0.1
350,000 (1)(4)	Allison Transmission, Inc., 5.875%, 06/01/2029	346,856	0.3
300,000 (1)	Amer Sports Co., 6.750%, 02/16/2031	299,250	0.2
440,000 (1)(4)	American Airlines, Inc., 7.250%, 02/15/2028	447,183	0.4
93,750 (1)	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.500%, 04/20/2026	93,170	0.1
310,000 (1)	Arko Corp., 5.125%, 11/15/2029	256,910	0.2
315,000	Asbury Automotive Group, Inc., 4.500%, 03/01/2028	300,200	0.2
266,000	Asbury Automotive Group, Inc., 4.750%, 03/01/2030	245,221	0.2
380,000 (1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 4.625%, 08/01/2029	350,920	0.3
300,000 (1)	Banijay Entertainment SASU, 8.125%, 05/01/2029	309,657	0.2
390,000	Bath & Body Works, Inc., 6.750%, 07/01/2036	394,216	0.3
93,000 (1)	Bath & Body Works, Inc., 9.375%, 07/01/2025	97,109	0.1
310,000 (1)	Brinker International, Inc., 5.000%, 10/01/2024	307,850	0.2

See Accompanying Notes to Financial Statements

52

Voya VACS Series HYB Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
485,000 (1)	Caesars Entertainment, Inc., 4.625%, 10/15/2029	$442,645	0.3
355,000 (1)	Caesars Entertainment, Inc., 7.000%, 02/15/2030	364,624	0.3
300,000 (1)	Carnival Corp., 4.000%, 08/01/2028	279,000	0.2
635,000 (1)(4)	Carnival Corp., 6.000%, 05/01/2029	626,958	0.5
440,000 (1)	CCM Merger, Inc., 6.375%, 05/01/2026	439,968	0.3
160,000	Delta Air Lines, Inc., 7.375%, 01/15/2026	165,123	0.1
295,000 (1)	Dream Finders Homes, Inc., 8.250%, 08/15/2028	308,228	0.2
385,000	Ford Motor Credit Co. LLC, 2.700%, 08/10/2026	359,000	0.3
275,000	Ford Motor Credit Co. LLC, 4.542%, 08/01/2026	267,061	0.2
310,000 (1)	Foundation Building Materials, Inc., 6.000%, 03/01/2029	285,395	0.2
103,000 (1)	Gap, Inc., 3.625%, 10/01/2029	90,327	0.1
347,000 (1)	Gap, Inc., 3.875%, 10/01/2031	293,883	0.2
225,000 (1)	Golden Entertainment, Inc., 7.625%, 04/15/2026	225,167	0.2
395,000 (1)	Hilton Domestic Operating Co., Inc., 4.000%, 05/01/2031	353,423	0.3
436,000 (1)	Installed Building Products, Inc., 5.750%, 02/01/2028	425,992	0.3
435,000 (1)	Interface, Inc., 5.500%, 12/01/2028	415,061	0.3
657,000 (1)	International Game Technology PLC, 5.250%, 01/15/2029	635,321	0.5
550,000 (1)	LCM Investments Holdings II LLC, 4.875%, 05/01/2029	506,084	0.4
355,000 (1)	Lithia Motors, Inc., 4.375%, 01/15/2031	318,290	0.2
130,000	M/I Homes, Inc., 3.950%, 02/15/2030	117,008	0.1
310,000	M/I Homes, Inc., 4.950%, 02/01/2028	295,957	0.2
170,000	Macy’s Retail Holdings LLC, 4.500%, 12/15/2034	149,833	0.1
255,000 (1)	Macy’s Retail Holdings LLC, 6.125%, 03/15/2032	247,432	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
208,000 (1)	Melco Resorts Finance Ltd., 5.250%, 04/26/2026	$200,850	0.2
472,000 (1)	Melco Resorts Finance Ltd., 5.375%, 12/04/2029	431,295	0.3
230,000 (4)	MGM Resorts International, 4.625%, 09/01/2026	225,160	0.2
225,000	MGM Resorts International, 4.750%, 10/15/2028	214,214	0.2
110,000	MGM Resorts International, 6.500%, 04/15/2032	109,726	0.1
655,000 (1)	Michaels Cos., Inc., 5.250%, 05/01/2028	558,708	0.4
375,000	Murphy Oil USA, Inc., 4.750%, 09/15/2029	355,953	0.3
125,000	Murphy Oil USA, Inc., 5.625%, 05/01/2027	123,932	0.1
130,000 (1)	NCL Corp. Ltd., 7.750%, 02/15/2029	135,095	0.1
85,000 (1)	NCL Corp. Ltd., 8.375%, 02/01/2028	89,849	0.1
270,000 (1)	NCL Finance Ltd., 6.125%, 03/15/2028	266,864	0.2
400,000 (1)	Raising Cane’s Restaurants LLC, 9.375%, 05/01/2029	432,796	0.3
270,000 (1)	Ritchie Bros Holdings, Inc., 7.750%, 03/15/2031	282,823	0.2
1,115,000 (1)	Royal Caribbean Cruises Ltd., 5.375%, 07/15/2027	1,099,995	0.9
105,000 (1)	Royal Caribbean Cruises Ltd., 6.250%, 03/15/2032	105,902	0.1
345,000	Sally Holdings LLC / Sally Capital, Inc., 6.750%, 03/01/2032	342,593	0.3
500,000	Sands China Ltd., 5.125%, 08/08/2025	493,425	0.4
375,000 (1)	Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.625%, 03/01/2030	362,811	0.3
455,000 (1)	Scientific Games International, Inc., 7.000%, 05/15/2028	458,637	0.4
145,000 (1)	SRS Distribution, Inc., 6.000%, 12/01/2029	148,275	0.1
360,000 (1)	SRS Distribution, Inc., 6.125%, 07/01/2029	367,496	0.3
610,000 (1)	Staples, Inc., 7.500%, 04/15/2026	595,931	0.5
235,000 (1)	Staples, Inc., 10.750%, 04/15/2027	223,593	0.2

See Accompanying Notes to Financial Statements

53

Voya VACS Series HYB Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
530,000 (1)	Station Casinos LLC, 4.500%, 02/15/2028	$499,644	0.4
275,000 (1)	STL Holding Co. LLC, 8.750%, 02/15/2029	282,495	0.2
375,000 (1)	Taylor Morrison Communities, Inc., 5.125%, 08/01/2030	358,487	0.3
351,000 (1)	Tempur Sealy International, Inc., 3.875%, 10/15/2031	298,415	0.2
69,000 (1)	Tempur Sealy International, Inc., 4.000%, 04/15/2029	62,681	0.0
405,000	United Airlines Holdings, Inc., 4.875%, 01/15/2025	402,023	0.3
220,000 (1)	United Airlines, Inc., 4.375%, 04/15/2026	212,831	0.2
750,000 (1)	Viking Cruises Ltd., 5.875%, 09/15/2027	736,361	0.6
410,000 (1)	VistaJet Malta Finance PLC / Vista Management Holding, Inc., 6.375%, 02/01/2030	302,770	0.2
385,000	Walgreens Boots Alliance, Inc., 4.800%, 11/18/2044	324,273	0.3
390,000 (1)	White Cap Buyer LLC, 6.875%, 10/15/2028	382,983	0.3
460,000 (1)	William Carter Co., 5.625%, 03/15/2027	457,189	0.4
545,000 (1)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.250%, 05/15/2027	534,129	0.4
200,000 (1)	ZF North America Capital, Inc., 4.750%, 04/29/2025	197,658	0.2
330,000 (1)	ZF North America Capital, Inc., 6.875%, 04/14/2028	342,598	0.3
		25,400,708	19.9

	Consumer, Non-cyclical: 18.3%
395,000 (1)	1375209 BC Ltd., 9.000%, 01/30/2028	387,530	0.3
490,000 (1)	Acadia Healthcare Co., Inc., 5.500%, 07/01/2028	477,530	0.4
495,000 (1)	ADT Security Corp., 4.125%, 08/01/2029	453,968	0.4
300,000 (1)	AHP Health Partners, Inc., 5.750%, 07/15/2029	274,485	0.2
285,000 (1)	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 3.500%, 03/15/2029	256,072	0.2

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
180,000 (1)	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 4.875%, 02/15/2030	$171,375	0.1
330,000 (1)	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	326,943	0.3
750,000 (1)	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 4.625%, 06/01/2028	684,458	0.5
465,000 (1)	Alta Equipment Group, Inc., 5.625%, 04/15/2026	455,756	0.4
205,000 (1)	APi Group DE, Inc., 4.125%, 07/15/2029	184,900	0.1
240,000 (1)	APi Group DE, Inc., 4.750%, 10/15/2029	221,427	0.2
385,000 (1)	Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 8.000%, 02/15/2031	384,665	0.3
505,000	B&G Foods, Inc., 5.250%, 09/15/2027	472,352	0.4
440,000 (1)	Bausch Health Cos., Inc., 4.875%, 06/01/2028	240,539	0.2
325,000 (1)	Bausch Health Cos., Inc., 6.125%, 02/01/2027	202,815	0.2
375,000	Bausch Lomb, 8.563%, 05/05/2027	371,786	0.3
430,000 (1)	BellRing Brands, Inc., 7.000%, 03/15/2030	443,430	0.3
509,000 (1)	Cheplapharm Arzneimittel GmbH, 5.500%, 01/15/2028	485,521	0.4
250,000 (1)	Chobani LLC / Chobani Finance Corp., Inc., 7.625%, 07/01/2029	253,750	0.2
255,000 (1)	CHS/Community Health Systems, Inc., 4.750%, 02/15/2031	197,026	0.2
395,000 (1)	CHS/Community Health Systems, Inc., 5.250%, 05/15/2030	322,431	0.2
335,000 (1)	CHS/Community Health Systems, Inc., 5.625%, 03/15/2027	308,689	0.2
365,000	Cimpress PLC, 7.000%, 06/15/2026	365,620	0.3
480,000 (1)	CPI CG, Inc., 8.625%, 03/15/2026	478,650	0.4
160,000 (1)	DaVita, Inc., 3.750%, 02/15/2031	134,100	0.1

See Accompanying Notes to Financial Statements

54

Voya VACS Series HYB Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
605,000 (1)	DaVita, Inc., 4.625%, 06/01/2030	$542,046	0.4
550,000	Encompass Health Corp., 4.750%, 02/01/2030	515,698	0.4
410,000 (1)	Fiesta Purchaser, Inc., 7.875%, 03/01/2031	423,723	0.3
195,000 (1)	Garda World Security Corp., 6.000%, 06/01/2029	174,768	0.1
377,000 (1)	Graham Holdings Co., 5.750%, 06/01/2026	373,614	0.3
200,000 (1)	IQVIA, Inc., 5.000%, 10/15/2026	195,854	0.1
200,000 (1)	IQVIA, Inc., 6.500%, 05/15/2030	204,353	0.2
466,000 (1)	Jazz Securities DAC, 4.375%, 01/15/2029	434,460	0.3
383,000 (1)	Legends Hospitality Holding Co LLC / Legends Hospitality Co-Issuer, Inc., 5.000%, 02/01/2026	379,676	0.3
455,000 (1)	Medline Borrower L.P., 3.875%, 04/01/2029	414,442	0.3
400,000 (1)	Medline Borrower L.P., 5.250%, 10/01/2029	378,373	0.3
345,000 (1)(4)	ModivCare, Inc., 5.875%, 11/15/2025	336,298	0.3
282,000 (1)	MPH Acquisition Holdings LLC, 5.750%, 11/01/2028	222,686	0.2
430,000 (1)	NESCO Holdings II, Inc., 5.500%, 04/15/2029	407,303	0.3
264,000	New Albertsons L.P., 7.450%, 08/01/2029	276,556	0.2
614,000 (1)	Organon & Co / Organon Foreign Debt Co-Issuer BV, 5.125%, 04/30/2031	546,360	0.4
415,000 (1)	Owens & Minor, Inc., 6.625%, 04/01/2030	412,244	0.3
200,000	Perrigo Finance Unlimited Co., 4.375%, 03/15/2026	194,746	0.1
300,000	Perrigo Finance Unlimited Co., 4.650%, 06/15/2030	276,032	0.2
390,000 (1)	Post Holdings, Inc., 4.625%, 04/15/2030	358,317	0.3
600,000 (1)	Post Holdings, Inc., 5.625%, 01/15/2028	589,974	0.5
300,000 (1)	Prestige Brands, Inc., 3.750%, 04/01/2031	261,466	0.2
690,000 (1)	Prime Security Services Borrower LLC / Prime Finance, Inc., 6.250%, 01/15/2028	676,444	0.5
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
415,000 (1)	Primo Water Holdings, Inc., 4.375%, 04/30/2029	$382,022	0.3
385,000 (1)	Select Medical Corp., 6.250%, 08/15/2026	386,021	0.3
380,000 (1)	Simmons Foods, Inc./Simmons Prepared Foods,, Inc. ./Simmons Pet Food,, Inc../Simmons Feed, 4.625%, 03/01/2029	336,188	0.3
345,000 (1)	Teleflex, Inc., 4.250%, 06/01/2028	324,019	0.3
350,000	Tenet Healthcare Corp., 4.250%, 06/01/2029	325,657	0.3
380,000	Tenet Healthcare Corp., 5.125%, 11/01/2027	371,975	0.3
580,000	Tenet Healthcare Corp., 6.125%, 10/01/2028	578,406	0.4
570,000	Tenet Healthcare Corp., 6.125%, 06/15/2030	569,405	0.4
393,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 05/09/2027	379,497	0.3
431,000 (1)	Triton Water Holdings, Inc., 6.250%, 04/01/2029	392,973	0.3
155,000	United Rentals North America, Inc., 3.750%, 01/15/2032	135,473	0.1
310,000	United Rentals North America, Inc., 4.875%, 01/15/2028	301,925	0.2
100,000	United Rentals North America, Inc., 5.250%, 01/15/2030	97,621	0.1
70,000	United Rentals North America, Inc., 5.500%, 05/15/2027	69,853	0.1
350,000 (1)	Varex Imaging Corp., 7.875%, 10/15/2027	355,658	0.3
340,000 (1)	VT Topco, Inc., 8.500%, 08/15/2030	359,224	0.3
305,000 (1)	Wand NewCo 3, Inc., 7.625%, 01/30/2032	315,695	0.2
210,000 (1)	Williams Scotsman International, Inc., 4.625%, 08/15/2028	198,845	0.2
340,000 (1)	Williams Scotsman International, Inc., 6.125%, 06/15/2025	338,683	0.3
		23,370,391	18.3

	Energy: 11.8%
290,000 (1)	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.375%, 06/15/2029	279,155	0.2

See Accompanying Notes to Financial Statements

55

Voya VACS Series HYB Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
350,000 (1)	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.750%, 03/01/2027	$345,849	0.3
230,000 (1)	Antero Resources Corp., 5.375%, 03/01/2030	221,090	0.2
365,000 (1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.250%, 04/01/2028	361,373	0.3
135,000 (1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.875%, 04/01/2027	135,498	0.1
465,000 (1)	Ascent Resources Utica Holdings LLC / ARU Finance Corp., 5.875%, 06/30/2029	443,773	0.3
105,000 (1)	Baytex Energy Corp., 7.375%, 03/15/2032	106,145	0.1
430,000 (1)	Baytex Energy Corp., 8.500%, 04/30/2030	449,381	0.3
486,000 (1)	Chord Energy Corp., 6.375%, 06/01/2026	488,387	0.4
275,000 (1)	CNX Midstream Partners L.P., 4.750%, 04/15/2030	245,332	0.2
540,000 (1)	Crescent Energy Finance LLC, 7.250%, 05/01/2026	550,731	0.4
295,000 (1)	Crescent Energy Finance LLC, 7.625%, 04/01/2032	297,484	0.2
270,000 (1)	Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 7.125%, 06/01/2028	263,603	0.2
315,000 (1)	Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 8.625%, 03/15/2029	321,879	0.2
150,000 (1)	DT Midstream, Inc., 4.125%, 06/15/2029	138,036	0.1
265,000 (1)	DT Midstream, Inc., 4.375%, 06/15/2031	240,186	0.2
445,000 (1)	Earthstone Energy Holdings LLC, 8.000%, 04/15/2027	458,647	0.4
500,000 (1)	Encino Acquisition Partners Holdings LLC, 8.500%, 05/01/2028	505,798	0.4
390,000 (1)	Enerflex Ltd., 9.000%, 10/15/2027	401,001	0.3
125,000	EnLink Midstream Partners L.P., 4.150%, 06/01/2025	122,353	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
225,000 (1)	EQM Midstream Partners L.P., 6.000%, 07/01/2025	$225,459	0.2
245,000 (1)	Global Partners L.P. / GLP Finance Corp., 8.250%, 01/15/2032	254,233	0.2
240,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.750%, 02/01/2029	233,981	0.2
255,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 6.000%, 04/15/2030	249,910	0.2
255,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 6.000%, 02/01/2031	248,898	0.2
445,000 (1)	Kinetik Holdings L.P., 5.875%, 06/15/2030	435,680	0.3
340,000 (1)	Kodiak Gas Services LLC, 7.250%, 02/15/2029	346,546	0.3
105,000 (1)	Matador Resources Co., 6.500%, 04/15/2032	105,259	0.1
525,000 (1)	Matador Resources Co., 6.875%, 04/15/2028	537,508	0.4
355,000 (1)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	354,856	0.3
425,000	Murphy Oil Corp., 6.375%, 07/15/2028	428,142	0.3
315,000 (1)	NGL Energy Operating LLC / NGL Energy Finance Corp., 8.125%, 02/15/2029	322,824	0.3
210,000 (1)	NGL Energy Operating LLC / NGL Energy Finance Corp., 8.375%, 02/15/2032	215,412	0.2
415,000	Occidental Petroleum Corp., 5.500%, 12/01/2025	415,023	0.3
485,000 (1)	Permian Resources Operating LLC, 5.875%, 07/01/2029	477,311	0.4
570,000	Southwestern Energy Co., 5.375%, 02/01/2029	554,114	0.4
75,000	Southwestern Energy Co., 5.700%, 01/23/2025	74,698	0.1
170,000 (4)	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 05/15/2029	158,173	0.1
390,000	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 04/30/2030	357,478	0.3
165,000 (1)	Talos Production, Inc., 9.000%, 02/01/2029	175,349	0.1
210,000 (1)	Talos Production, Inc., 9.375%, 02/01/2031	224,036	0.2

See Accompanying Notes to Financial Statements

56

Voya VACS Series HYB Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
243,000 (1)	Transocean Poseidon Ltd., 6.875%, 02/01/2027	$243,438	0.2
55,000 (1)	Transocean Titan Financing Ltd., 8.375%, 02/01/2028	57,451	0.0
305,000 (1)	Transocean, Inc., 7.500%, 01/15/2026	304,088	0.2
445,000 (1)	Venture Global Calcasieu Pass LLC, 4.125%, 08/15/2031	396,030	0.3
505,000 (1)	Venture Global LNG, Inc., 8.125%, 06/01/2028	515,510	0.4
450,000 (1)	Venture Global LNG, Inc., 8.375%, 06/01/2031	464,352	0.4
340,000 (1)	Venture Global LNG, Inc., 9.500%, 02/01/2029	366,686	0.3
		15,118,146	11.8

	Financial: 7.0%
190,000 (1)	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 7.000%, 01/15/2031	192,047	0.1
245,000	Ally Financial, Inc., 5.750%, 11/20/2025	243,348	0.2
200,000	Ally Financial, Inc., 6.700%, 02/14/2033	202,252	0.2
55,000 (1)	AmWINS Group, Inc., 6.375%, 02/15/2029	55,331	0.0
200,000 (1)	Ardonagh Finco Ltd., 7.750%, 02/15/2031	199,301	0.2
200,000 (1)	Ardonagh Group Finance Ltd., 8.875%, 02/15/2032	197,682	0.2
450,000 (1)	Aretec Escrow Issuer, Inc., 7.500%, 04/01/2029	428,899	0.3
485,000 (1)	BroadStreet Partners, Inc., 5.875%, 04/15/2029	449,362	0.4
393,000 (1)	Burford Capital Global Finance LLC, 6.875%, 04/15/2030	386,260	0.3
265,000 (1)	Freedom Mortgage Corp., 6.625%, 01/15/2027	257,354	0.2
250,000 (1)	Freedom Mortgage Corp., 12.250%, 10/01/2030	275,206	0.2
410,000 (1)	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.750%, 06/15/2029	373,071	0.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
160,000 (1)	Macquarie Airfinance Holdings Ltd., 6.400%, 03/26/2029	$162,650	0.1
214,000 (1)	Midcap Financial Issuer Trust, 5.625%, 01/15/2030	184,690	0.1
380,000 (1)	Midcap Financial Issuer Trust, 6.500%, 05/01/2028	350,906	0.3
360,000	MPT Operating Partnership L.P. / MPT Finance Corp., 4.625%, 08/01/2029	276,602	0.2
420,000 (4)	MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/2027	352,181	0.3
275,000 (1)	Nationstar Mortgage Holdings, Inc., 5.000%, 02/01/2026	269,344	0.2
505,000 (1)	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/2030	458,621	0.4
290,000 (4)	Navient Corp., 4.875%, 03/15/2028	270,560	0.2
185,000	Navient Corp., 5.000%, 03/15/2027	177,369	0.1
130,000	Navient Corp., 6.750%, 06/25/2025	131,083	0.1
200,000	OneMain Finance Corp., 4.000%, 09/15/2030	171,356	0.1
470,000 (4)	OneMain Finance Corp., 5.375%, 11/15/2029	442,281	0.3
160,000	OneMain Finance Corp., 7.125%, 03/15/2026	163,011	0.1
450,000 (1)	Panther Escrow Issuer LLC, 7.125%, 06/01/2031	457,880	0.4
280,000 (1)	PRA Group, Inc., 5.000%, 10/01/2029	236,220	0.2
110,000 (1)	RHP Hotel Properties L.P. / RHP Finance Corp., 6.500%, 04/01/2032	110,440	0.1
500,000 (1)	RHP Hotel Properties L.P. / RHP Finance Corp., 7.250%, 07/15/2028	515,560	0.4
95,000 (1)	RLJ Lodging Trust L.P., 3.750%, 07/01/2026	90,537	0.1
540,000 (1)	United Wholesale Mortgage LLC, 5.750%, 06/15/2027	525,511	0.4
350,000 (1)	XHR L.P., 4.875%, 06/01/2029	324,301	0.3

See Accompanying Notes to Financial Statements

57

Voya VACS Series HYB Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
65,000 (1)	XHR L.P., 6.375%, 08/15/2025	$65,132	0.0
		8,996,348	7.0

	Industrial: 12.9%
365,000 (1)	AAR Escrow Issuer LLC, 6.750%, 03/15/2029	368,265	0.3
310,000 (1)	AmeriTex HoldCo Intermediate LLC, 10.250%, 10/15/2028	333,221	0.3
485,000 (1)(2)	ARD Finance SA, 6.500% (PIK Rate 7.250%, Cash Rate 6.500%), 06/30/2027	162,809	0.1
525,000 (1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 5.250%, 08/15/2027	331,314	0.3
350,000	Ball Corp., 3.125%, 09/15/2031	297,816	0.2
195,000	Ball Corp., 6.875%, 03/15/2028	200,328	0.2
80,000 (1)	Bombardier, Inc., 7.250%, 07/01/2031	80,263	0.1
270,000 (1)	Bombardier, Inc., 7.500%, 02/01/2029	278,331	0.2
297,000 (1)	Bombardier, Inc., 7.875%, 04/15/2027	297,393	0.2
115,000 (1)	Bombardier, Inc., 8.750%, 11/15/2030	122,938	0.1
420,000 (1)	Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 02/01/2026	415,184	0.3
505,000 (1)	Builders FirstSource, Inc., 5.000%, 03/01/2030	482,254	0.4
65,000 (1)	Cascades, Inc. / Cascades USA, Inc., 5.125%, 01/15/2026	63,768	0.0
423,000 (1)	Cascades, Inc. / Cascades USA, Inc., 5.375%, 01/15/2028	406,703	0.3
445,000 (1)	Chart Industries, Inc., 7.500%, 01/01/2030	462,665	0.4
395,000 (1)	Clean Harbors, Inc., 6.375%, 02/01/2031	398,323	0.3
435,000 (1)	Clydesdale Acquisition Holdings, Inc., 8.750%, 04/15/2030	427,859	0.3
505,000 (1)	Emerald Debt Merger Sub LLC, 6.625%, 12/15/2030	510,476	0.4
575,000 (1)	Energizer Holdings, Inc., 4.750%, 06/15/2028	533,108	0.4
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
554,000 (1)	Fortress Transportation and Infrastructure Investors LLC, 5.500%, 05/01/2028	$537,379	0.4
140,000 (1)	Fortress Transportation and Infrastructure Investors LLC, 6.500%, 10/01/2025	139,898	0.1
460,000 (1)	GFL Environmental, Inc., 4.000%, 08/01/2028	424,531	0.3
125,000 (1)	GFL Environmental, Inc., 4.250%, 06/01/2025	123,047	0.1
270,000 (1)	GFL Environmental, Inc., 4.375%, 08/15/2029	248,989	0.2
190,000 (1)	Global Infrastructure Solutions, Inc., 5.625%, 06/01/2029	174,417	0.1
196,000 (1)	Global Infrastructure Solutions, Inc., 7.500%, 04/15/2032	191,894	0.1
475,000 (1)	Graham Packaging Co., Inc., 7.125%, 08/15/2028	431,228	0.3
550,000 (1)	Imola Merger Corp., 4.750%, 05/15/2029	516,195	0.4
225,000 (1)(2)	Intelligent Packaging Holdco Issuer L.P., 9.000% (PIK Rate 9.750%, Cash Rate 9.000%), 01/15/2026	213,477	0.2
355,000 (1)	Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, 6.000%, 09/15/2028	337,574	0.3
340,000 (1)	Maxim Crane Works Holdings Capital LLC, 11.500%, 09/01/2028	369,053	0.3
455,000 (1)	New Enterprise Stone & Lime Co., Inc., 9.750%, 07/15/2028	466,703	0.4
395,000 (1)	Owens-Brockway Glass Container, Inc., 7.250%, 05/15/2031	402,802	0.3
360,000 (1)	Roller Bearing Co. of America, Inc., 4.375%, 10/15/2029	330,073	0.3
208,000 (1)	Rolls-Royce PLC, 3.625%, 10/14/2025	201,986	0.2
386,000 (1)	Rolls-Royce PLC, 5.750%, 10/15/2027	387,392	0.3
415,000 (1)	Sealed Air Corp., 4.000%, 12/01/2027	389,334	0.3
65,000 (1)	Sealed Air Corp., 5.125%, 12/01/2024	64,795	0.0

See Accompanying Notes to Financial Statements

58

Voya VACS Series HYB Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
245,000 (1)	Sealed Air Corp/Sealed Air Corp. US, 6.125%, 02/01/2028	$245,718	0.2
170,000 (1)	Sensata Technologies BV, 5.000%, 10/01/2025	168,038	0.1
520,000 (1)	Sensata Technologies, Inc., 3.750%, 02/15/2031	450,329	0.3
330,000 (1)	Smyrna Ready Mix Concrete LLC, 8.875%, 11/15/2031	353,003	0.3
445,000 (1)	Standard Industries, Inc., 3.375%, 01/15/2031	373,597	0.3
255,000 (1)	Standard Industries, Inc., 4.375%, 07/15/2030	229,306	0.2
365,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 5.250%, 01/15/2029	356,031	0.3
298,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 6.500%, 03/15/2027	297,999	0.2
200,000 (1)	TK Elevator Holdco GmbH, 7.625%, 07/15/2028	196,301	0.2
435,000	TransDigm, Inc., 4.625%, 01/15/2029	404,204	0.3
350,000	TransDigm, Inc., 5.500%, 11/15/2027	342,840	0.3
320,000 (1)	TransDigm, Inc., 6.625%, 03/01/2032	323,693	0.3
280,000 (1)	TransDigm, Inc., 6.875%, 12/15/2030	285,739	0.2
405,000 (1)	Weekley Homes LLC / Weekley Finance Corp., 4.875%, 09/15/2028	374,849	0.3
		16,525,432	12.9

	Technology: 3.0%
910,000 (1)	Cloud Software Group, Inc., 6.500%, 03/31/2029	864,310	0.7
300,000 (1)	Cloud Software Group, Inc., 9.000%, 09/30/2029	288,022	0.2
290,000 (1)	Entegris Escrow Corp., 5.950%, 06/15/2030	286,846	0.2
195,000 (1)	Entegris, Inc., 3.625%, 05/01/2029	175,328	0.1
335,000 (1)	McAfee Corp., 7.375%, 02/15/2030	307,577	0.3
370,000 (1)	NCR Atleos Escrow Corp., 9.500%, 04/01/2029	396,135	0.3
220,000 (1)	Open Text Corp., 3.875%, 12/01/2029	196,242	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology: (continued)
465,000 (1)	Open Text Holdings, Inc., 4.125%, 02/15/2030	$416,905	0.3
460,000 (1)	UKG, Inc., 6.875%, 02/01/2031	468,950	0.4
399,000 (1)	Virtusa Corp., 7.125%, 12/15/2028	358,615	0.3
		3,758,930	3.0

	Utilities: 2.1%
466,000 (1)	Atlantica Sustainable Infrastructure PLC, 4.125%, 06/15/2028	428,547	0.3
280,000 (1)	Calpine Corp., 4.500%, 02/15/2028	265,791	0.2
220,000 (1)	Calpine Corp., 5.000%, 02/01/2031	202,032	0.2
310,000 (1)	Calpine Corp., 5.125%, 03/15/2028	297,782	0.2
60,000 (1)	Calpine Corp., 5.250%, 06/01/2026	59,423	0.1
365,000	TransAlta Corp., 7.750%, 11/15/2029	379,760	0.3
270,000 (1)	Vistra Operations Co. LLC, 4.375%, 05/01/2029	250,405	0.2
360,000 (1)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	354,716	0.3
185,000 (1)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	182,307	0.1
270,000 (1)	Vistra Operations Co. LLC, 7.750%, 10/15/2031	282,963	0.2
		2,703,726	2.1

	Total Corporate Bonds/Notes (Cost $116,266,489)	119,427,177	93.4

BANK LOANS: 2.3%
	Consumer, Non-cyclical: 0.2%
292,788	Nielsen Consumer Inc., 2023 USD Fifth Amendment Incremental Term Loan, 11.549%, (TSFR3M+6.250%), 03/06/2028	291,323	0.2

	Financial: 1.5%
525,000	Acrisure LLC, 2023 Term Loan, 9.850%, (TSFR3M+4.500%), 11/06/2030	528,281	0.4

See Accompanying Notes to Financial Statements

59

Voya VACS Series HYB Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Financial: (continued)
375,000	Advisor Group, Inc., 2023 Term Loan B, 8.840%, (TSFR1M+3.500%), 08/16/2028	$376,976	0.3
812,963	Hub International Ltd., 2024 Term Loan B, 8.840%, (TSFR1M+3.500%), 06/20/2030	814,016	0.6
187,500	Truist Financial, 2nd Lien Term Loan, 10.060%, (TSFR1M+3.500%), 03/31/2032	188,906	0.2
		1,908,179	1.5

	Health Care: 0.3%
375,000	Cotiviti Corporation, 2024 Term Loan, 8.571%, (TSFR1M+3.500%), 02/22/2031	375,625	0.3

	Lodging & Casinos: 0.3%
294,000	Hilton Worldwide 06/22/2026, 2019 Term Loan B2, 6.939%, (TSFR1M+1.750%), 06/22/2026	294,817	0.3

	Total Bank Loans (Cost $2,849,307)	2,869,944	2.3

	Total Long-Term Investments (Cost $119,115,796)	122,297,121	95.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.6%
	Commercial Paper: 3.1%
1,000,000	Consolidated Edison, 22.080%, 04/01/2024	999,397	0.8
500,000	Duke Energy Co., 13.800%, 04/02/2024	499,623	0.4
500,000	Enbridge (US) Inc., 22.490%, 04/01/2024	499,693	0.4
1,000,000	HP, Inc., 11.050%, 04/03/2024	999,095	0.7
1,000,000	Sherwin-Williams Co., 22.060%, 04/01/2024	999,398	0.8
	Total Commercial Paper (Cost $3,999,621)	3,997,206	3.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements: 1.9%
1,000,000 (5)	Bank of America Inc., Repurchase Agreement dated 03/28/2024, 5.320%, due 04/01/2024 (Repurchase Amount $1,000,583, collateralized by various U.S. Government Securities, 0.000%-4.500%, Market Value plus accrued interest $1,020,000, due 10/15/26-08/15/35)	$1,000,000	0.8
1,000,000 (5)	Daiwa Capital Markets America Inc., Repurchase Agreement dated 03/28/2024, 5.350%, due 04/01/2024 (Repurchase Amount $1,000,586, collateralized by various U.S. Government Securities, 0.000%-4.125%, Market Value plus accrued interest $1,020,000, due 06/11/24-02/15/42)	1,000,000	0.8
438,961 (5)	HSBC Securities (USA) Inc., Repurchase Agreement dated 03/28/2024, 5.320%, due 04/01/2024 (Repurchase Amount $439,217, collateralized by various U.S. Government Securities, 0.625%-4.000%, Market Value plus accrued interest $447,740, due 02/15/25-02/15/48)	438,961	0.3
	Total Repurchase Agreements (Cost $2,438,961)	2,438,961	1.9

See Accompanying Notes to Financial Statements

60

Voya VACS Series HYB Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.6%
726,000 (6)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.220% (Cost $726,000)	$726,000	0.6

	Total Short-Term Investments (Cost $7,164,582)	$7,162,167	5.6
	Total Investments in Securities (Cost $126,280,378)	$129,459,288	101.3
	Liabilities in Excess of Other Assets	(1,616,033)	(1.3)
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds (continued)
	Net Assets	$127,843,255	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.
(3)	Variable rate security. Rate shown is the rate in effect as of March 31, 2024.
(4)	Security, or a portion of the security, is on loan.
(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of March 31, 2024.

Reference Rate Abbreviations:

TSFR1M	1-month CME Term Secured Overnight Financing Rate
TSFR3M	3-month CME Term Secured Overnight Financing Rate

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2024
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$119,427,177	$—	$119,427,177
Bank Loans	—	2,869,944	—	2,869,944
Short-Term Investments	726,000	6,436,167	—	7,162,167
Total Investments, at fair value	$726,000	$128,733,288	$—	$129,459,288

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At March 31, 2024, the aggregate cost of securities and other investments for federal income tax purposes was the same as for financial statement purposes. The composition of unrealized appreciation and depreciation of securities and other investments was:

Cost for federal income tax purposes was $126,290,148.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$4,592,981
Gross Unrealized Depreciation	(1,423,841)
Net Unrealized Appreciation	$3,169,140

See Accompanying Notes to Financial Statements

61

Voya VACS Series SC Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: 38.6%
776,962 (1)	Arbor Multifamily Mortgage Securities Trust 2021-MF3 D, 2.000%, 10/15/2054	$483,085	0.2
1,701,186 (1)	Arbor Multifamily Mortgage Securities Trust 2021-MF3 E, 2.000%, 10/15/2054	971,239	0.5
1,054,000 (1)(2)	AREIT Trust 2019-CRE3 D, 8.090%, (TSFR1M + 2.764%), 09/14/2036	979,272	0.5
500,000 (1)(2)	Atrium Hotel Portfolio Trust 2017-ATRM C, 7.273%, (TSFR1M + 1.947%), 12/15/2036	474,263	0.2
662,526 (1)	BANK 2017-BNK4 D, 3.357%, 05/15/2050	447,376	0.2
6,369,284 (1)(2)(3)	BANK 2017-BNK8 XE, 1.294%, 11/15/2050	250,668	0.1
15,834,663 (2)(3)	BANK 2020-BN27 XA, 1.157%, 04/15/2063	824,484	0.4
5,270,154 (2)(3)	BANK 2020-BN30 XA, 1.294%, 12/15/2053	322,427	0.2
900,000 (2)	Bank of America Merrill Lynch Commercial Mortgage Trust 2017-BNK3 C, 4.352%, 02/15/2050	822,812	0.4
13,605,683 (2)(3)	Barclays Commercial Mortgage Trust 2019-C4 XA, 1.552%, 08/15/2052	793,933	0.4
5,710,974 (1)(2)(3)	Benchmark Mortgage Trust 2018-B5 XD, 1.500%, 07/15/2051	298,370	0.2
5,086,839 (2)(3)	Benchmark Mortgage Trust 2019-B10 XA, 1.189%, 03/15/2062	243,445	0.1
4,489,366 (1)(2)(3)	Benchmark Mortgage Trust 2019-B14 XD, 1.272%, 12/15/2062	269,514	0.1
1,841,521 (1)	Benchmark Mortgage Trust 2020-B18 AGNF, 4.139%, 07/15/2053	1,676,888	0.8
6,618,054 (2)(3)	Benchmark Mortgage Trust 2020-B18 XA, 1.780%, 07/15/2053	415,392	0.2
4,782,933 (2)(3)	Benchmark Mortgage Trust 2020-B22 XA, 1.511%, 01/15/2054	365,770	0.2
5,517,428 (2)(3)	Benchmark Mortgage Trust 2021-B23 XA, 1.265%, 02/15/2054	318,451	0.2
10,328,638 (2)(3)	Benchmark Mortgage Trust 2021-B25 XA, 1.089%, 04/15/2054	537,904	0.3
1,981,555 (1)(4)	BMD2 Re-Remic Trust 2019-FRR1 3AB, 0.000%, 05/25/2052	1,431,366	0.7
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,008,846 (1)(4)	BMD2 Re-Remic Trust 2019-FRR1 4A, 0.000%, 05/25/2052	$695,331	0.3
2,537,173 (1)	BMD2 Re-Remic Trust 2019-FRR1 6B10, 2.449%, 05/25/2052	1,967,367	1.0
850,000 (1)(2)	BOCA Commercial Mortgage Trust 2022-BOCA D, 8.644%, (TSFR1M + 3.318%), 05/15/2039	850,054	0.4
723,659 (1)(2)	BX Commercial Mortgage Trust 2019-IMC D, 7.271%, (TSFR1M + 1.946%), 04/15/2034	722,119	0.4
602,296 (1)(2)	BX Commercial Mortgage Trust 2021-VOLT F, 7.840%, (TSFR1M + 2.514%), 09/15/2036	597,230	0.3
1,000,000 (1)(2)	BX Commercial Mortgage Trust 2022-CSMO B, 8.466%, (TSFR1M + 3.141%), 06/15/2027	1,004,905	0.5
750,000 (1)(2)	BX Commercial Mortgage Trust 2023-XL3 D, 8.914%, (TSFR1M + 3.589%), 12/09/2040	758,043	0.4
200,000 (1)(2)	BX Trust 2018-GW C, 6.843%, (TSFR1M + 1.517%), 05/15/2035	198,619	0.1
5,291,039 (2)(3)	CD Mortgage Trust 2019-CD8 XA, 1.397%, 08/15/2057	287,787	0.1
1,274,158 (1)(2)	Citigroup Commercial Mortgage Trust 2016-P4 E, 4.682%, 07/10/2049	669,955	0.3
605,308 (1)(2)	Citigroup Commercial Mortgage Trust 2016-P4 F, 4.682%, 07/10/2049	193,748	0.1
1,550,913 (1)	Citigroup Commercial Mortgage Trust 2016-P5 D, 3.000%, 10/10/2049	909,669	0.5
6,220,215 (1)(2)(3)	Citigroup Commercial Mortgage Trust 2017-P8 XE, 1.257%, 09/15/2050	229,152	0.1
674,572 (1)(2)	Citigroup COmmercial Mortgage Trust 2018-C6 D, 5.059%, 11/10/2051	424,564	0.2
548,090 (1)(2)	COMM Mortgage Trust 2020-CBM F, 3.633%, 02/10/2037	512,697	0.3

See Accompanying Notes to Financial Statements

62

Voya VACS Series SC Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,250,000 (1)(2)	DK Trust 2024-SPBX D, 8.100%, (TSFR1M + 2.750%), 03/15/2034	$1,254,644	0.6
3,907,922 (2)(3)	Freddie Mac Multifamily Structured Pass Through Certificates K-1521 X1, 0.979%, 08/25/2036	298,159	0.2
6,637,004 (2)(3)	Freddie Mac Multifamily Structured Pass Through Certificates KG01 X3, 3.124%, 05/25/2029	878,172	0.4
1,455,653 (1)(4)	FREMF Mortgage Trust 2016-K57 D, 0.000%, 08/25/2049	1,152,194	0.6
603,444 (1)(4)	GAM Re-REMIC Trust 2021-FRR1 1B, 0.000%, 11/29/2050	464,818	0.2
2,235,423 (1)(4)	GAM Re-REMIC Trust 2021-FRR1 1C, 0.000%, 11/29/2050	1,667,731	0.8
3,356,899 (1)(4)	GAM Re-REMIC Trust 2021-FRR1 1D, 0.000%, 11/29/2050	2,464,846	1.2
2,415,208 (1)(4)	GAM Re-REMIC Trust 2021-FRR1 2C, 0.000%, 11/29/2050	1,755,316	0.9
2,992,509 (1)	GAM RE-REMIC Trust 2022-FRR3 BK71, 2.010%, 11/27/2050	2,436,505	1.2
1,616,752 (1)(4)	GAM RE-REMIC Trust 2022-FRR3 BK89, 0.000%, 01/27/2052	1,105,683	0.6
1,158,216 (1)(4)	GAM RE-REMIC Trust 2022-FRR3 C728, 0.000%, 08/27/2050	1,103,800	0.6
1,178,995 (1)(4)	GAM RE-REMIC Trust 2022-FRR3 CK47, 0.000%, 05/27/2048	1,060,947	0.5
1,428,647 (1)(4)	GAM RE-REMIC Trust 2022-FRR3 CK61, 0.000%, 11/27/2049	1,061,909	0.5
1,159,119 (1)(4)	GAM RE-REMIC Trust 2022-FRR3 D728, 0.000%, 08/27/2050	1,093,029	0.5
1,178,694 (1)(4)	GAM RE-REMIC Trust 2022-FRR3 DK47, 0.000%, 05/27/2048	1,048,734	0.5
2,134,237 (1)	GAM RE-REMIC TRUST 2021-FRR2 BK78, 2.410%, 09/27/2051	1,688,565	0.8
1,624,694 (1)(4)	GAM RE-REMIC TRUST 2021-FRR2 C730, 0.000%, 09/27/2051	1,502,012	0.7
1,974,628 (1)(4)	GAM RE-REMIC TRUST 2021-FRR2 CK44, 0.000%, 09/27/2051	1,811,779	0.9
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,362,997 (1)(4)	GAM RE-REMIC TRUST 2021-FRR2 CK78, 0.000%, 09/27/2051	$914,707	0.5
1,623,791 (1)(4)	GAM RE-REMIC TRUST 2021-FRR2 D730, 0.000%, 09/27/2051	1,494,974	0.7
1,605,421 (1)(4)	GAM RE-REMIC TRUST 2021-FRR2 DK49, 0.000%, 09/27/2051	1,389,921	0.7
653,492 (1)	GS Mortgage Securities Trust 2019-GC39 D, 3.000%, 05/10/2052	373,250	0.2
542,067 (1)	GS Mortgage Securities Trust 2021-GSA3 D, 2.250%, 12/15/2054	324,396	0.2
1,000,000 (1)(2)	Hawaii Hotel Trust 2019-MAUI E, 7.533%, (TSFR1M + 2.207%), 05/15/2038	991,383	0.5
500,000 (1)(2)	INTOWN Mortgage Trust 2022-STAY B, 8.611%, (TSFR1M + 3.286%), 08/15/2039	503,920	0.3
1,760,000 (1)(2)	J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-ICON E, 5.220%, 01/05/2034	1,614,376	0.8
401,000 (1)(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP E, 3.861%, 12/05/2038	104,570	0.1
1,250,000 (1)(2)	KSL Commercial Mortgage Trust 2023-HT C, 8.764%, (TSFR1M + 3.439%), 12/15/2036	1,257,130	0.6
375,000 (1)(2)	LAQ Mortgage Trust 2023-LAQ D, 9.514%, (TSFR1M + 4.188%), 03/15/2036	371,164	0.2
497,612 (1)(2)	Med Trust 2021-MDLN F, 9.439%, (TSFR1M + 4.114%), 11/15/2038	497,837	0.3
377,495 (1)(2)	MHC Commercial Mortgage Trust 2021-MHC F, 8.040%, (TSFR1M + 2.715%), 04/15/2038	374,476	0.2
360,000 (1)(2)	MHC Trust 2021-MHC2 E, 7.389%, (TSFR1M + 2.064%), 05/15/2038	355,297	0.2
4,684,360 (1)(2)(3)	Morgan Stanley Capital I 2017-HR2 XD, 1.588%, 12/15/2050	234,275	0.1

See Accompanying Notes to Financial Statements

63

Voya VACS Series SC Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
478,826 (1)(2)	Morgan Stanley Capital I Trust 2016-BNK2 D, 3.000%, 11/15/2049	$227,619	0.1
12,016,348 (2)(3)	Morgan Stanley Capital I Trust 2019-H7 XA, 1.289%, 07/15/2052	563,479	0.3
653,492 (1)	Prima Capital CRE Securitization Ltd. 2019-7A C, 3.250%, 12/25/2050	602,129	0.3
3,011,482 (1)	Prima Capital CRE Securitization Ltd. 2019-7A D, 4.250%, 12/25/2050	2,477,844	1.2
4,842,462 (1)	RFM Reremic Trust 2022-FRR1 AB55, 0.990%, 03/28/2049	4,128,285	2.0
4,104,649 (1)(2)	RFM Reremic Trust 2022-FRR1 AB60, 2.410%, 11/08/2049	3,531,274	1.8
2,179,560 (1)(2)	RFM Reremic Trust 2022-FRR1 AB64, 2.260%, 03/01/2050	1,856,669	0.9
1,508,752 (1)(4)	RFM Reremic Trust 2022-FRR1 CK55, 0.000%, 03/28/2049	1,249,897	0.6
1,897,233 (1)(4)	RFM Reremic Trust 2022-FRR1 CK60, 0.000%, 11/08/2049	1,476,723	0.7
2,730,209 (4)	Series RR Trust 2014-1 E, 0.000%, 05/25/2047	2,718,168	1.3
1,000,000 (1)(2)	SG Commercial Mortgage Securities Trust 2020-COVE E, 3.728%, 03/15/2037	892,883	0.4
500,000 (1)(2)	SMRT 2022-MINI D, 7.276%, (TSFR1M + 1.950%), 01/15/2039	492,015	0.2
750,000 (1)(2)	Wells Fargo Commercial Mortgage Trust 2016-C37 D, 3.166%, 12/15/2049	625,205	0.3
9,458,009 (2)(3)	Wells Fargo Commercial Mortgage Trust 2017-C40 XA, 0.862%, 10/15/2050	219,906	0.1
6,115,847 (2)(3)	Wells Fargo Commercial Mortgage Trust 2021-C60 XA, 1.529%, 08/15/2054	449,646	0.2
	Total Commercial Mortgage-Backed Securities (Cost $73,672,019)	78,110,160	38.6

COLLATERALIZED MORTGAGE OBLIGATIONS: 33.9%
422,109 (1)(2)	Agate Bay Mortgage Trust 2015-1 B4, 3.654%, 01/25/2045	320,197	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
326,613 (1)(2)	Agate Bay Mortgage Trust 2016-2 B3, 3.760%, 03/25/2046	$300,411	0.1
903,444 (1)(2)	Ajax Mortgage Loan Trust 2019-D A2, 3.500%, 09/25/2065	817,458	0.4
451,722 (1)(2)	Ajax Mortgage Loan Trust 2019-F A2, 3.500%, 07/25/2059	417,979	0.2
570,333 (1)(2)	Bayview MSR Opportunity Master Fund Trust 2021-5 B3A, 3.484%, 11/25/2051	464,821	0.2
598,624 (1)(2)	Bayview MSR Opportunity Master Fund Trust 2022-2 B3A, 3.400%, 12/25/2051	476,924	0.2
730,372 (1)(2)	Bayview Opportunity Master Fund VI Trust 2021-6 B3A, 3.388%, 10/25/2051	586,934	0.3
338,361 (2)	Bear Stearns ALT-A Trust 2005-9 26A1, 4.066%, 11/25/2035	187,497	0.1
527,084 (1)(2)	CIM Trust 2019-INV3 B1A, 4.684%, 08/25/2049	489,595	0.2
372,678 (1)(2)	CIM Trust 2021-J1 A19, 2.500%, 03/25/2051	297,594	0.1
433,080 (1)(2)	Citigroup Mortgage Loan Trust 2021-J3 B3W, 2.859%, 09/25/2051	338,845	0.2
1,154,008 (1)(2)	COLT Mortgage Loan Trust 2021-1 A1, 0.910%, 06/25/2066	946,770	0.5
873,330 (1)(2)	Connecticut Avenue Securities Trust 2020-SBT1 1M2, 9.085%, (SOFR30A + 3.764%), 02/25/2040	926,265	0.5
1,054,019 (1)(2)	Connecticut Avenue Securities Trust 2022-R01 1B1, 8.470%, (SOFR30A + 3.150%), 12/25/2041	1,084,803	0.5
602,296 (1)(2)	Deephaven Residential Mortgage Trust 2021-4 M1, 3.257%, 11/25/2066	453,615	0.2
602,296 (1)(2)	Fannie Mae Connecticut Avenue Securities 2020-R02 2B1, 8.435%, (SOFR30A + 3.114%), 01/25/2040	619,975	0.3

See Accompanying Notes to Financial Statements

64

Voya VACS Series SC Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
301,148 (1)(2)	Fannie Mae Connecticut Avenue Securities 2021-R02 2B1, 8.620%, (SOFR30A + 3.300%), 11/25/2041	$311,094	0.2
1,761,717 (1)(2)	Fannie Mae Connecticut Avenue Securities 2023-R02 1B1, 10.870%, (SOFR30A + 5.550%), 01/25/2043	1,946,910	1.0
398,882 (1)(2)	Flagstar Mortgage Trust 2018-4 B3, 4.162%, 07/25/2048	358,058	0.2
1,559,943 (1)(2)	Flagstar Mortgage Trust 2019-1INV B2A, 4.527%, 10/25/2049	1,396,321	0.7
1,388,858 (1)(2)	Flagstar Mortgage Trust 2020-1INV B2A, 4.204%, 03/25/2050	1,234,832	0.6
692,213 (1)(2)	Flagstar Mortgage Trust 2020-1INV B3, 4.204%, 03/25/2050	609,234	0.3
516,713 (1)(2)	Freddie Mac STACR REMIC Trust 2021-HQA1 M2, 7.570%, (SOFR30A + 2.250%), 08/25/2033	528,796	0.3
1,505,741 (1)(2)	Freddie Mac STACR REMIC Trust 2021-HQA4 B1, 9.070%, (SOFR30A + 3.750%), 12/25/2041	1,553,551	0.8
3,011,482 (1)(2)	Freddie Mac STACR REMIC Trust 2022-DNA1 B1, 8.720%, (SOFR30A + 3.400%), 01/25/2042	3,114,403	1.5
2,845,850 (1)(2)	Freddie Mac STACR REMIC Trust 2022-DNA2 B1, 10.070%, (SOFR30A + 4.750%), 02/25/2042	3,035,923	1.5
1,505,741 (1)(2)	Freddie Mac STACR REMIC Trust 2022-DNA2 M1B, 7.720%, (SOFR30A + 2.400%), 02/25/2042	1,535,159	0.8
1,656,315 (1)(2)	Freddie Mac STACR REMIC Trust 2022-DNA2 M2, 9.070%, (SOFR30A + 3.750%), 02/25/2042	1,745,213	0.9
408,125 (1)(2)	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2, 7.620%, (SOFR30A + 2.300%), 08/25/2033	416,421	0.2
490,061 (1)(2)	GCAT Trust 2022-INV3 B1, 4.620%, 08/25/2052	439,857	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
978,949 (1)(2)	GCAT Trust 2023-NQM1 A2, 4.250%, 10/25/2057	$902,814	0.4
615,482 (1)(2)	GS Mortage-Backed Securities Trust 2020-PJ1 B3, 3.630%, 05/25/2050	517,178	0.3
996,638 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 B2, 3.948%, 03/25/2050	893,552	0.4
853,896 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 B3, 3.948%, 03/25/2050	758,683	0.4
1,251,750 (1)(2)	GS Mortgage-Backed Securities Trust 2022-PJ5 B3, 2.990%, 10/25/2052	981,207	0.5
889,824 (1)(2)	GS Mortgage-Backed Securities Trust 2022-PJ6 A24, 3.000%, 01/25/2053	739,393	0.4
919,057 (1)(2)	GS Mortgage-Backed Securities Trust 2023-PJ4 A3, 6.000%, 01/25/2054	919,079	0.5
718,804 (1)(2)	Hundred Acre Wood Trust 2021-INV3 B3, 3.320%, 12/25/2051	581,345	0.3
451,722 (1)(2)	Imperial Fund Mortgage Trust 2021-NQM4 M1, 3.446%, 01/25/2057	326,979	0.2
653,653 (2)	IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 5.864%, (TSFR1M + 0.534%), 02/25/2046	462,708	0.2
248,719 (1)(2)	J.P. Morgan Mortgage Trust 2019-LTV1 B2, 4.576%, 06/25/2049	232,728	0.1
428,688 (1)(2)	J.P. Morgan Mortgage Trust 2021-14 B4, 3.155%, 05/25/2052	332,780	0.2
487,013 (1)(2)	J.P. Morgan Mortgage Trust 2022-1 B3, 3.090%, 07/25/2052	372,948	0.2
1,166,876 (1)(2)	J.P. Morgan Mortgage Trust 2022-6 B3, 3.305%, 11/25/2052	936,375	0.5
902,277 (1)(2)	J.P. Morgan Mortgage Trust 2023-2 A15B, 5.500%, 07/25/2053	874,437	0.4
782,550 (1)(2)	J.P. Morgan Mortgage Trust 2023-2 B3, 5.735%, 07/25/2053	737,259	0.4
907,060 (1)(2)	J.P. Morgan Mortgage Trust 2023-3 A15A, 5.000%, 10/25/2053	862,562	0.4

See Accompanying Notes to Financial Statements

65

Voya VACS Series SC Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
315,614 (1)(2)	JP Morgan Mortgage Trust 2014-1 B5, 3.687%, 01/25/2044	$270,312	0.1
929,243 (1)(2)	JP Morgan Mortgage Trust 2017-1 B4, 3.452%, 01/25/2047	795,280	0.4
374,896 (1)(2)	JP Morgan Mortgage Trust 2017-4 B2, 3.871%, 11/25/2048	334,421	0.2
379,736 (1)(2)	JP Morgan Mortgage Trust 2017-6 B4, 3.777%, 12/25/2048	329,298	0.2
413,921 (1)(2)	JP Morgan Mortgage Trust 2018-3 B2, 3.709%, 09/25/2048	364,627	0.2
586,494 (1)(2)	JP Morgan Mortgage Trust 2018-3 B3, 3.709%, 09/25/2048	512,250	0.2
591,947 (1)(2)	JP Morgan Mortgage Trust 2018-4 B2, 3.711%, 10/25/2048	522,406	0.3
806,098 (1)(2)	JP Morgan Mortgage Trust 2019-7 B3A, 3.240%, 02/25/2050	680,350	0.3
815,902 (1)(2)	JP Morgan Mortgage Trust 2019-8 B3A, 3.424%, 03/25/2050	680,596	0.3
877,800 (1)(2)	JP Morgan Mortgage Trust 2019-HYB1 B1, 4.924%, 10/25/2049	837,655	0.4
473,664 (1)(2)	JP Morgan Mortgage Trust 2019-INV1 B2, 4.943%, 10/25/2049	448,500	0.2
970,380 (1)(2)	JP Morgan Mortgage Trust 2019-INV3 B3, 4.355%, 05/25/2050	846,599	0.4
528,828 (1)(2)	JP Morgan Mortgage Trust 2019-LTV2 B2, 4.697%, 12/25/2049	497,078	0.2
528,828 (1)(2)	JP Morgan Mortgage Trust 2019-LTV2 B3, 4.697%, 12/25/2049	493,947	0.2
696,302 (1)(2)	JP Morgan Mortgage Trust 2019-LTV3 B3, 4.379%, 03/25/2050	613,691	0.3
690,630 (1)(2)	JP Morgan Mortgage Trust 2020-5 B1, 3.572%, 12/25/2050	594,057	0.3
410,301 (1)(2)	JP Morgan Mortgage Trust 2020-8 B3, 3.504%, 03/25/2051	352,793	0.2
355,426 (1)(2)	JP Morgan Mortgage Trust 2021-INV6 A5A, 2.500%, 04/25/2052	283,154	0.1
995,218 (1)(2)	JP Morgan Mortgage Trust 2023-10 B3, 6.522%, 05/25/2054	966,922	0.5
303,201 (1)(2)	JP Morgan Trust 2015-1 B3, 6.677%, 12/25/2044	290,670	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
560,082 (1)(2)	Mello Mortgage Capital Acceptance 2018-MTG2 B2, 4.319%, 10/25/2048	$514,830	0.3
719,415 (1)(2)	Mello Mortgage Capital Acceptance 2022-INV1 B3, 3.320%, 03/25/2052	568,508	0.3
1,050,706 (1)(2)	MFA Trust 2021-INV2 M1, 3.199%, 11/25/2056	787,217	0.4
542,067 (1)(2)	Mill City Mortgage Trust 2015-2 B2, 1.984%, 09/25/2057	485,090	0.2
469,044 (1)(2)	New Residential Mortgage Loan Trust 2017-6A B2, 4.000%, 08/27/2057	446,320	0.2
1,144,363 (1)(2)	Oaktown Re VII Ltd. 2021-2 M1C, 8.670%, (SOFR30A + 3.350%), 04/25/2034	1,167,579	0.6
411,815 (1)(2)	OBX Trust 2022-J1 A14, 2.500%, 02/25/2052	327,575	0.2
1,103,391 (1)(2)	Oceanview Mortgage Trust 2021-5 B3, 2.972%, 10/25/2051	859,073	0.4
844,936 (1)(2)	Radnor RE Ltd. 2021-1 M1C, 8.020%, (SOFR30A + 2.700%), 12/27/2033	856,666	0.4
555,366 (1)(2)	RCKT Mortgage Trust 2020-1 B2A, 3.466%, 02/25/2050	480,308	0.2
511,511 (1)(2)	Sequoia Mortgage Trust 2017-2 B2, 3.557%, 02/25/2047	464,605	0.2
713,039 (1)(2)	Sequoia Mortgage Trust 2017-5 B3, 3.782%, 08/25/2047	620,494	0.3
389,910 (1)(2)	Sequoia Mortgage Trust 2019-2 B3, 4.256%, 06/25/2049	347,089	0.2
479,406 (1)(2)	Sequoia Mortgage Trust 2019-CH2 B2B, 4.925%, 08/25/2049	458,294	0.2
838,294 (1)(2)	Sequoia Mortgage Trust 2019-CH3 B1B, 4.502%, 09/25/2049	779,379	0.4
493,647 (1)(2)	Sequoia Mortgage Trust 2019-CH3 B2B, 4.502%, 09/25/2049	461,965	0.2
690,938 (1)(2)	Sequoia Mortgage Trust 2020-2 B3, 3.639%, 03/25/2050	581,802	0.3
555,647 (1)(2)	Sequoia Mortgage Trust 2020-3 B3, 3.320%, 04/25/2050	457,872	0.2
719,165 (1)(2)	Sequoia Mortgage Trust 2021-7 B3, 2.864%, 11/25/2051	562,465	0.3

See Accompanying Notes to Financial Statements

66

Voya VACS Series SC Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
601,735 (1)(2)	Sequoia Mortgage Trust 2023-1 B2, 5.146%, 01/25/2053	$560,332	0.3
983,050 (1)(2)	Sequoia Mortgage Trust 2024-2 A19, 6.000%, 12/25/2053	975,700	0.5
1,000,000 (1)(2)	Sequoia Mortgage Trust 2024-3 A19, 6.000%, 04/25/2054	989,297	0.5
374,703 (1)(2)	Shellpoint Co.-Originator Trust 2017-2 B3, 3.644%, 10/25/2047	333,099	0.2
309,250 (1)(2)	STAR Trust 2021-1 A3, 1.528%, 05/25/2065	268,527	0.1
903,444 (1)(2)	Starwood Mortgage Residential Trust 2020-1 M1, 2.878%, 02/25/2050	786,516	0.4
602,296 (1)(2)	Starwood Mortgage Residential Trust 2020-3 A2, 2.240%, 04/25/2065	539,128	0.3
752,870 (1)	Starwood Mortgage Residential Trust 2020-INV1 M1, 2.501%, 11/25/2055	656,458	0.3
1,109,362 (2)	TBW Mortgage-Backed Trust 2006-6 A5B, 6.540%, 01/25/2037	255,981	0.1
331,263 (1)(2)	Towd Point Mortgage Trust 2015-2 2B2, 4.780%, 11/25/2057	322,347	0.2
566,556 (1)(2)	UWM Mortgage Trust 2021-INV1 B1, 3.156%, 08/25/2051	466,783	0.2
429,872 (1)(2)	UWM Mortgage Trust 2021-INV4 B3, 3.224%, 12/25/2051	337,492	0.2
1,405,182 (1)(2)	UWM Mortgage Trust 2021-INV5 B3, 3.235%, 01/25/2052	1,114,492	0.5
291,995 (1)(2)	Verus Securitization Trust 2021-3 A1, 1.046%, 06/25/2066	243,440	0.1
588,213 (1)(2)	Wells Fargo Mortgage Backed Securities Trust 2020-1 B3, 3.377%, 12/25/2049	492,102	0.2
	Total Collateralized Mortgage Obligations (Cost $65,409,315)	68,670,913	33.9

ASSET-BACKED SECURITIES: 22.7%
	Automobile Asset-Backed Securities: 0.7%
820,722	AmeriCredit Automobile Receivables Trust 2019-3 D, 2.580%, 09/18/2025	819,412	0.4
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Automobile Asset-Backed Securities: (continued)
708,000	AmeriCredit Automobile Receivables Trust 2020-2 D, 2.130%, 03/18/2026	$691,534	0.3
		1,510,946	0.7

	Other Asset-Backed Securities: 18.2%
1,000,000 (1)(2)	AMMC CLO 30 Ltd. 2024-30A C, 7.941%, (TSFR3M + 2.650%), 01/15/2037	1,000,922	0.5
1,150,000 (1)(2)	AMMC CLO XI Ltd. 2012-11A CR2, 7.479%, (TSFR3M + 2.162%), 04/30/2031	1,141,989	0.6
350,000 (1)(2)	Apidos CLO XV 2013-15A CRR, 7.429%, (TSFR3M + 2.112%), 04/20/2031	349,819	0.2
730,000 (1)(2)	Apidos CLO XXIV 2016-24A BRR, 7.629%, (TSFR3M + 2.312%), 10/20/2030	730,910	0.4
327,690 (1)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2II, 4.723%, 06/05/2049	315,580	0.2
1,747,000 (1)	Aqua Finance Trust 2021-A B, 2.400%, 07/17/2046	1,443,752	0.7
827,970 (1)	Arbys Funding LLC 2020-1A A2, 3.237%, 07/30/2050	766,872	0.4
1,041,500 (1)	Atrium XIV LLC 14A A2BR, 2.304%, 08/23/2030	947,827	0.5
937,350 (1)	Barings CLO Ltd. 2018-3A B2R, 2.268%, 07/20/2029	886,878	0.4
781,125 (1)(2)	BlueMountain CLO XXX Ltd. 2020-30A CR, 7.464%, (TSFR3M + 2.150%), 04/15/2035	772,626	0.4
1,360,763 (1)	Bojangles Issuer LLC 2020-1A A2, 3.832%, 10/20/2050	1,285,120	0.6
800,000 (1)(2)	Cedar Funding V CLO Ltd. 2016-5A CR, 7.678%, (TSFR3M + 2.362%), 07/17/2031	799,014	0.4
726,182 (1)	CLI Funding VIII LLC 2021-1A A, 1.640%, 02/18/2046	645,223	0.3
414,058 (1)	Domino’s Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	403,130	0.2

See Accompanying Notes to Financial Statements

67

Voya VACS Series SC Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
550,498 (1)	Domino’s Pizza Master Issuer LLC 2018-1A A2II, 4.328%, 07/25/2048	$531,550	0.3
390,720 (1)	Domino’s Pizza Master Issuer LLC 2019-1A A2, 3.668%, 10/25/2049	360,336	0.2
780,000 (1)(2)	Galaxy XV CLO Ltd. 2013-15A CRR, 7.426%, (TSFR3M + 2.112%), 10/15/2030	780,952	0.4
672,915 (1)	Goddard Funding LLC 2022-1A A2, 6.864%, 10/30/2052	679,050	0.3
491,134 (1)	Loanpal Solar Loan Ltd. 2020-3GS B, 3.450%, 12/20/2047	378,276	0.2
504,086 (1)	Marlette Funding Trust 2023-1A A, 6.070%, 04/15/2033	504,175	0.2
403,881 (1)	Mill City Solar Loan Ltd. 2019-2GS A, 3.690%, 07/20/2043	362,068	0.2
261,233 (1)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	244,778	0.1
332,949 (1)	Mosaic Solar Loan Trust 2020-1A B, 3.100%, 04/20/2046	291,435	0.1
1,500,000 (1)(2)	Oaktree CLO Ltd. 2019-4A CR, 7.829%, (TSFR3M + 2.512%), 10/20/2032	1,479,978	0.7
250,000 (1)(2)	Oaktree CLO Ltd. 2024-25A C, 7.804%, (TSFR3M + 2.500%), 04/20/2037	250,073	0.1
450,000 (1)(2)	Octagon Investment Partners XVI Ltd. 2013-1A CR, 7.428%, (TSFR3M + 2.112%), 07/17/2030	444,830	0.2
800,000 (1)(2)	Palmer Square CLO Ltd. 2018-2A BR, 7.822%, (TSFR3M + 2.500%), 04/16/2037	802,142	0.4
650,937 (1)(2)	Palmer Square Loan Funding Ltd. 2021-2A D, 10.581%, (TSFR3M + 5.262%), 05/20/2029	652,185	0.3
1,000,000 (1)(2)	Parallel Ltd. 2023-1A B, 8.818%, (TSFR3M + 3.500%), 07/20/2036	1,008,691	0.5
149,260 (1)	SoFi Consumer Loan Program Trust 2023-1S A, 5.810%, 05/15/2031	149,194	0.1
1,050,000 (1)(2)	Sound Point CLO XXIX Ltd. 2021-1A C1, 7.886%, (TSFR3M + 2.562%), 04/25/2034	1,048,526	0.5
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
500,000 (1)(2)	Sound Point CLO XXXII Ltd. 2021-4A C, 7.736%, (TSFR3M + 2.412%), 10/25/2034	$494,749	0.2
541,431 (1)	Sunnova Helios II Issuer LLC 2018-1A B, 7.710%, 07/20/2048	476,268	0.2
2,155,762 (1)	Sunnova Helios II Issuer LLC 2021-B B, 2.010%, 07/20/2048	1,788,093	0.9
415,536 (1)	Sunnova Helios IV Issuer LLC 2020-AA A, 2.980%, 06/20/2047	383,248	0.2
1,091,866 (1)	Sunnova Sol II Issuer LLC 2020-2A A, 2.730%, 11/01/2055	830,564	0.4
962,094 (1)	Sunrun Atlas Issuer LLC 2019-2 A, 3.610%, 02/01/2055	880,936	0.4
741,771 (1)	Sunrun Iris Issuer LLC 2023-1A A, 5.750%, 01/30/2059	714,909	0.4
1,935,272 (1)	Sunrun Jupiter Issuer LLC 2022-1A A, 4.750%, 07/30/2057	1,809,731	0.9
423,715 (1)	Sunrun Xanadu Issuer LLC 2019-1A A, 3.980%, 06/30/2054	396,038	0.2
1,041,500 (1)(2)	THL Credit Wind River CLO Ltd. 2017-3A CR, 8.076%, (TSFR3M + 2.762%), 04/15/2035	1,042,799	0.5
518,884 (1)	TIF Funding II LLC 2021-1A A, 1.650%, 02/20/2046	451,401	0.2
738,000 (1)	Trafigura Securitisation Finance PLC 2021-1A B, 1.780%, 01/15/2025	714,159	0.3
672,735 (1)	Triton Container Finance VIII LLC 2021-1A B, 2.580%, 03/20/2046	575,410	0.3
333,280 (1)(2)	Venture 33 CLO Ltd. 2018-33A CR, 7.856%, (TSFR3M + 2.542%), 07/15/2031	328,935	0.2
350,000 (1)(2)	VERDE CLO Ltd. 2019-1A CR, 7.576%, (TSFR3M + 2.262%), 04/15/2032	350,376	0.2
621,509 (1)	Vivint Solar Financing VII LLC 2020-1A A, 2.210%, 07/31/2051	513,057	0.3
416,600 (1)(2)	Wind River CLO Ltd. 2014-1A CRR, 7.510%, (TSFR3M + 2.212%), 07/18/2031	413,527	0.2
1,712,154 (1)	Wingstop Funding LLC 2020-1A A2, 2.841%, 12/05/2050	1,556,896	0.8

See Accompanying Notes to Financial Statements

68

Voya VACS Series SC Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
1,923,207 (1)	Zaxby’s Funding LLC 2021-1A A2, 3.238%, 07/30/2051	$1,705,870	0.8
		36,884,867	18.2

	Student Loan Asset-Backed Securities: 3.8%
312,158 (1)	Laurel Road Prime Student Loan Trust 2019-A BFX, 3.000%, 10/25/2048	290,824	0.1
1,684,956 (1)	Navient Private Education Refi Loan Trust 2019-FA A2, 2.600%, 08/15/2068	1,577,958	0.8
790,000 (1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	689,012	0.3
376,000 (1)(2)	SoFi Professional Loan Program LLC 2017-C C, 4.210%, 07/25/2040	347,766	0.2
376,000 (1)	SoFi Professional Loan Program LLC 2017-D BFX, 3.610%, 09/25/2040	340,841	0.2
1,205,000 (1)	SoFi Professional Loan Program LLC 2017-F BFX, 3.620%, 01/25/2041	1,092,149	0.5
602,000 (1)	SoFi Professional Loan Program Trust 2018-C BFX, 4.130%, 01/25/2048	548,032	0.3
632,000 (1)	SoFi Professional Loan Program Trust 2018-D BFX, 4.140%, 02/25/2048	573,654	0.3
1,521,000 (1)	SoFi Professional Loan Program Trust 2020-B BFX, 2.730%, 05/15/2046	1,188,284	0.6
1,235,000 (1)	SoFi Professional Loan Program Trust 2020-C BFX, 3.360%, 02/15/2046	1,001,335	0.5
		7,649,855	3.8

	Total Asset-Backed Securities (Cost $45,002,154)	46,045,668	22.7

	Total Long-Term Investments (Cost $184,083,488)	192,826,741	95.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.3%
	Commercial Paper: 3.5%
1,000,000	Consolidated Edison, 22.080%, 04/01/2024	999,397	0.5
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Commercial Paper (continued)
1,000,000	CVS Caremark, 8.800%, 04/05/2024	$998,799	0.5
2,000,000	Enbridge (US) Inc., 22.490%, 04/01/2024	1,998,772	1.0
2,000,000	HP, Inc., 11.050%, 04/03/2024	1,998,191	1.0
1,000,000	Keurig Dr. Pepper, Inc., 13.800%, 04/02/2024	999,246	0.5
	Total Commercial Paper (Cost $6,998,634)	6,994,405	3.5
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.8%
1,705,000 (5)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.220% (Cost $1,705,000)	$1,705,000	0.8

	Total Short-Term Investments (Cost $8,703,634)	8,699,405	4.3
	Total Investments in Securities (Cost $192,787,122)	$201,526,146	99.5
	Assets in Excess of Other Liabilities	988,593	0.5
	Net Assets	$202,514,739	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Variable rate security. Rate shown is the rate in effect as of March 31, 2024.
(3)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(4)	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
(5)	Rate shown is the 7-day yield as of March 31, 2024.

Reference Rate Abbreviations:

SOFR30A	30-day Secured Overnight Financing Rate
TSFR1M	1-month CME Term Secured Overnight Financing Rate
TSFR3M	3-month CME Term Secured Overnight Financing Rate

See Accompanying Notes to Financial Statements

69

Voya VACS Series SC Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2024
Asset Table
Investments, at fair value
Commercial Mortgage-Backed Securities	$—	$78,110,160	$—	$78,110,160
Collateralized Mortgage Obligations	—	68,670,913	—	68,670,913
Asset-Backed Securities	—	46,045,668	—	46,045,668
Short-Term Investments	1,705,000	6,994,405	—	8,699,405
Total Investments, at fair value	$1,705,000	$199,821,146	$—	$201,526,146
Other Financial Instruments+
Futures	168,708	—	—	168,708
Total Assets	$1,873,708	$199,821,146	$—	$201,694,854
Liabilities Table
Other Financial Instruments+
Futures	$(87,047)	$—	$—	$(87,047)
Total Liabilities	$(87,047)	$—	$—	$(87,047)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2024, the following futures contracts were outstanding for Voya VACS Series SC Fund:

				Unrealized
	Number	Expiration	Notional	Appreciation/
Description	of Contracts	Date	Amount	(Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	85	06/28/24	$17,381,172	$(4,483)
U.S. Treasury Long Bond	18	06/18/24	2,167,875	33,008
U.S. Treasury Ultra Long Bond	9	06/18/24	1,161,000	13,993
			$20,710,047	$42,518
Short Contracts:
U.S. Treasury 5-Year Note	(182)	06/28/24	(19,476,844)	121,707
U.S. Treasury 10-Year Note	(47)	06/18/24	(5,207,453)	(31,738)
U.S. Treasury Ultra 10-Year Note	(82)	06/18/24	(9,397,969)	(50,826)
			$(34,082,266)	$39,143

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2024 was as follows:

	Location on Statement
Derivatives not accounted for as hedging instruments	of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Variation margin receivable on futures contracts*	$168,708
Total Asset Derivatives		$168,708

See Accompanying Notes to Financial Statements

70

Voya VACS Series SC Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2024 (continued)

	Location on Statement
Derivatives not accounted for as hedging instruments	of Assets and Liabilities	Fair Value
Liability Derivatives
Interest rate contracts	Variation margin payable on futures contracts*	$87,047
Total Liability Derivatives		$87,047

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2024 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$1,283,590
Total	$1,283,590

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$1,528,703
Total	$1,528,703

At March 31, 2024, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $192,868,783.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$9,980,427
Gross Unrealized Depreciation	(1,241,403)
Net Unrealized Appreciation	$8,739,024

See Accompanying Notes to Financial Statements

71

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended March 31, 2024 were as follows:

Fund Name	Type	Per Share Amount
Voya VACS Series EMCD Fund	NII	$0.4967
Voya VACS Series EMHCD Fund	NII	$0.6652
All Classes	STCG	$0.0489
All Classes	LTCG	$0.0298
Voya VACS Series HYB Fund	NII	$0.8183
Voya VACS Series SC Fund	NII	$0.4974
All Classes	STCG	$0.0365
All Classes	LTCG	$0.0320

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

Voya VACS Series EMCD Fund	12.51%

Voya VACS Series EMHCD Fund	27.25%

Voya VACS Series HYB Fund	99.49%

Voya VACS Series SC Fund	84.49%

The Funds designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

Voya VACS Series EMHCD Fund	$ 440,410

Voya VACS Series SC Fund	$ 657,342

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

72

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of each Trust are managed under the direction of the Board. A Trustee, who is not an interested person of a Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees

Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Trustee	January 2020 – Present VFT – November 2007 – Present VSPT – July 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	138	Stanley Global Engineering (2020 – Present).

John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	VFT – January 2005 – Present VSPT – May 2007 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	138	None.

Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	August 2015 – Present	Retired.	138	None.

Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	138	None.

Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	VFT – January 2006 – Present VSPT – May 2007 – Present	Consultant (May 2001 – Present).	138	Centerra Gold Inc. (May 2008 – Present)

Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	October 2015 – Present	Retired.	138	None.

73

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2024.

74

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023 – Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).

Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Head of Investment Risk for Equity and Funds, Voya Investment Management (April 2024 – Present); Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present). Formerly, Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – March 2024); Vice President, Voya Investments, LLC (September 2018 – March 2020).

Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).

Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/ Principal Financial Officer and Assistant Secretary	VFT – March 2005 – Present VSPT – March 2007 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).

Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	VFT – November 2003 – Present VSPT – March 2007 – Present	Senior Vice President, Voya Investments, LLC (September 2003 − Present).

Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).

Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	September 2023 - Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (September 2023 – Present); Formerly, Vice President, Voya Investments, LLC (October 2015 - September 2023); Vice President, Voya Funds Services, LLC (July 2007 – September 2023).

Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022).

75

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 - Present September 2020 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 - March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).

Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	VFT – May 2006 – Present VSPT – March 2007 – Present	Senior Vice President, Head of Future State Operating Model Design, Voya Investment Management (April 2023 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present).

Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 - Present).

Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	VFT – October 2000 – Present VSPT – March 2007 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 - Present).

Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).

Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).

Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President and Assistant Secretary	March 2024 - Present	Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2024 – Present). Formerly, Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – February 2024); Attorney, Ropes & Gray LLP (October 2011 – April 2019).

Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2024 – Present). Formerly, Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – February 2024); Associate, Dechert LLP (October 2018 – November 2021).

76

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present	Compliance Manager, Voya Financial, Inc. (March 2023 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present). Formerly, Compliance Consultant, Voya Financial, Inc. (January 2019 – February 2023).

(1)       The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

77

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

At a meeting held on November 16, 2023, the Board of Trustees (“Board”) of Voya Funds Trust and Voya Separate Portfolios Trust (collectively, the “Trusts”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya VACS Series EMCD Fund (the “EMCD Fund”), Voya VACS Series EMHCD Fund (the “EMHCD Fund”), Voya VACS Series SC Fund (the “SC Fund”), and Voya VACS Series HYB Fund (the “HYB Fund,” and together with the EMCD Fund, EMHCD Fund and SC Fund, the “Funds”), each a series of the Trusts, as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trusts, on behalf of the Funds, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Fund (the “Sub-Adviser”), for an additional one-year period ending November 30, 2024.

In addition to the Board meeting on November 16, 2023, the Independent Trustees also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2023 and November 14, 2023. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Fund (“Selected Peer Group”) based on that Fund’s particular attributes; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the omission of any such information was determined to not be material to the Board’s considerations.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Funds, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Funds as set forth in the Management Contracts, including oversight of the Funds’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the

78

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Funds under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trusts’ Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Fund are complied with on a consistent basis.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Funds and the level of resources committed to the Funds (and other relevant funds in the Voya funds) by the Manager and Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Funds.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.

Fund Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the EMCD Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar, Inc. (an independent provider of mutual fund data) category and primary benchmark, a broad-based securities market index. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of EMCD Fund’s performance and risk, including risk-adjusted investment return information, from the Trusts’ Chief Investment Risk Officer. With respect to the EMHCD Fund, the SC Fund and HYB Fund, the Board considered that each Fund had limited performance history as it was launched in early 2023 and that it was reasonable to provide more time for the purpose of evaluating the Fund’s performance.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and Sub-Adviser as a Fund grows larger and the extent to which any such economies are shared with the Fund. The Board also considered that, while the Funds do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with the Funds through such fee waivers, expense reimbursements or other expense reductions.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Funds, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Funds, including whether the Manager proposed any changes thereto. For each Fund, the Board separately

79

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliates in connection with services they render to the Funds, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Fund both with and without taking into account the profitability of the distributor of the Funds and any revenue sharing payments made by the Manager.

Although the Methodology Guide establishes a framework for profit calculation by the Manager and its affiliated Sub-Adviser, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Funds. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Funds. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Funds and the Manager’s and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Fund-by-Fund Analysis

Set forth below are certain of the specific factors that the Board considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings in relation to approving each Fund’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The performance data provided to the Board for the EMCD Fund primarily was for various periods ended March 31, 2023. In addition, the Board also considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings certain additional data regarding the EMCD Fund’s more recent performance, asset levels and asset flows. Each Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile and quartile rankings noted below, the first quintile or quartile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile or fourth quartile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

EMCD Fund

In considering whether to approve the renewal of the Contracts for the EMCD Fund, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Fund is ranked in the first quintile of its Morningstar, Inc. category for the one-year, three-year, five-year and ten-year periods, and the third quintile for the year-to-date period; and (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.

In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group.

80

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

EMHCD Fund

In considering whether to approve the renewal of the Contracts for the EMHCD Fund, the Board considered that the Fund had limited performance history as it was launched in February 2023.

In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is ranked in the first quartile of contractual management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Fund is ranked in the third quartile of net expense ratios of the funds in its Selected Peer Group.

SC Fund

In considering whether to approve the renewal of the Contracts for the SC Fund, the Board considered that the Fund had limited performance history as it was launched in January 2023.

In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is ranked in the first quartile of contractual management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Fund is ranked in the first quartile of net expense ratios of the funds in its Selected Peer Group.

HYB Fund

In considering whether to approve the renewal of the Contracts for the HYB Fund, the Board considered that the Fund had limited performance history as it was launched in February 2023.

In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Fund is ranked in the first quartile of contractual management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Fund is ranked in the second quartile of net expense ratios of the funds in its Selected Peer Group.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Fund and that approval of the continuation of the Contracts is in the best interests of each Fund and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to each Fund’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Fund for the year ending November 30, 2024.

81

Investment Adviser	Independent Registered Public Accounting Firm
Voya Investments, LLC	Ernst & Young LLP
7337 East Doubletree Ranch Road, Suite 100	200 Clarendon Street
Scottsdale, Arizona 85258	Boston, Massachusetts 02116

Distributor	Custodian
Voya Investments Distributor, LLC	The Bank of New York Mellon
7337 East Doubletree Ranch Road, Suite 100	225 Liberty Street
Scottsdale, Arizona 85258	New York, New York 10286

Placement Agent	Legal Counsel
BNY Mellon Investment Servicing (U.S.) Inc.	Ropes & Gray LLP
301 Bellevue Parkway	Prudential Tower
Wilmington, Delaware 19809	800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

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Annual Report

March 31, 2024

Voya Floating Rate Fund

Classes A, C, I, R and W

Effective January 24, 2023, the U.S. Securities and Exchange Commission adopted rule and form amendments to require mutual funds to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information deemed important for investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Benchmark Descriptions

Index	Description
Morningstar LSTA US Leveraged Loan Index	An unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s (“S&P”) and the Loan Syndications and Trading Association (“LSTA”) conceived the index to establish a performance benchmark for the syndicated leveraged loan industry.

1

Voya Floating Rate Fund	Portfolio Managers’ Report

Voya Floating Rate Fund (the “Fund”) seeks to provide investors with a high level of current income. The Fund is managed by Mohamed Basma, CFA, and Randall Parrish, CFA Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2024, the Fund’s Class A shares, excluding sales charges, provided a total return of 9.81% compared to the Morningstar® LSTA® US Leveraged Loan Index (the “Index”), which returned 12.47% for the same period.

Portfolio Specifics: Despite initial concerns of a U.S. recession, risk assets performed well during the fiscal period on the back of strong economic growth and a healthy labor market, while inflationary pressures eased. A key driver was strong fiscal support that helped counteract monetary policy effects, residual consumer strength and steady corporate earnings. As a result, investor sentiment was underpinned by soft-landing optimism and a growing view that the U.S. Federal Reserve would begin cutting rates in the near term. Given the floating rate component of loans and related elevated carry, the Morningstar® LSTA® US Leveraged Loan Index returned 12.47% during the fiscal year. Further contributing to returns was the increase in the average Index bid price, which closed out the period at 96.73, representing a 335 basis points increase from the end of the prior fiscal period. By ratings, lower-rated loans outperformed their higher-rated counterparts. BB, B and CCC rated loans returned 10.05%, 13.46% and 16.63%, respectively.

Ratings Distribution as of March 31, 2024
BB or above	27.42%
B	65.86%
CCC or below	2.94%
Not rated*	3.78%

Loan ratings apply to the underlying holdings of the Fund and not the Fund itself. Ratings distribution shows the percentage of the Fund’s loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Standard & Poor. Ratings distribution is based on Standard & Poor’s senior secured facility ratings. The Standard & Poor’s rating scale is as follows, from excellent (high grade) to poor (including default): AAA to D, with intermediate ratings offered at each level between AA and CCC. Anything lower than a BBB-rating is considered a non-investment grade or junk bond. Any security that is not rated by Standard & Poor’s is placed in the NR (Not Rated) category. Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

*	Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

A rally in the secondary market and limited new issuance in the primary market created a favorable condition for opportunistic deals to launch in the market, as most of the issuance was concentrated in refinancings and repricings. However, merger and acquisition and leveraged buyouts (“LBO”) were nonexistent due to increased cost of funding. Overall, supply volume for the fiscal year amounted to $334.1 billion. Turning to the investor demand front, collateralized loan obligations (“CLO”) remained the dominant buyers in the loan market, providing a tailwind to the asset class. Total CLO issuance amounted to roughly $142 billion for the fiscal year, with about $48.8 billion issued in 1Q24 alone. Meanwhile, retail mutual funds and exchange traded funds (“ETF”) saw net outflows of about $9.92 billion during this fiscal year; however, the last month saw strong inflows.

TOP TEN LOAN ISSUERS AS OF MARCH 31, 2024 AS A PERCENTAGE OF:
NET ASSETS
Asurion, LLC	0.9%
UKG Inc.	0.8%
Acrisure, LLC	0.7%
Peraton Corp	0.7%
Gray Television, Inc.	0.7%
HUB International Limited	0.7%
Titan Acquisition Limited	0.7%
Great Outdoors Group, LLC	0.7%
Medline Borrower, LP	0.7%
AAdvantage Loyalty IP Ltd	0.6%

The Fund underperformed the Index during the fiscal period. By ratings, the Fund was negatively impacted by selection in CCC rated loans and non-rated loans. From an industry perspective, the main drag was selection in Consumer Staples Distribution and Retail, which stemmed from overweight to Save-A-lot. Additionally, selection in Semiconductors and Semiconductor Equipment as well as Specialty Retail detracted from performance. At the issuer level, the primary relative laggards were overweight to Save-A-Lot and Lumileds. Each company experienced weak earnings and liquidity challenges. In contrast, the Fund benefited from the equity position in Yak Mat, as the company was acquired during the period, which was accretive to performance. Additional benefits included exposure to a few names that underperformed in the past but saw their loan prices move higher during the period, including, Diamond Sports Group LLC, 24 Hour Fitness Worldwide, Inc., Telesat and Nautilus Power, LLC. Away from loan-level performance, the Fund was modestly weighed down by its exposure to high yield (“HY”) bonds, as the HY bond market underperformed loans during the timeframe (11.15% return for the Bloomberg U.S. Corporate High Yield Index).

Current Strategy & Outlook: In our opinion, the macro-outlook remains supportive, as U.S. growth is currently above trend coupled with a strong job market and rising real wages providing additional support to consumer spending. In addition, corporate balance sheets are generally in good shape, helping cushion any potential deceleration in growth. The markets

2

Portfolio Managers’ Report	Voya Floating Rate Fund

will continue to monitor the Fed policy, especially in light of the recently higher-than-expected inflation prints. While the timing of the first rate cut remains uncertain, the Fed’s data-dependent stance should provide some flexibility in adjusting policy measures in response to evolving economic conditions.

Looking ahead, we expect the technical backdrop to remain supportive in the loan market, as CLO issuance continues at a strong clip, while retail demand has firmed recently given attractive yields offered by the asset class. Fundamental factors have held up better than expected (mainly among stronger rated issuers) with generally stable demand and improving margins. In our view sectoral themes and sub sector secular developments remain prominent and worth paying close attention to. Although default activity remains muted, we expect trailing averages to gradually increase through the balance of the year, as higher rates further weigh on the weaker issuers with the stressed pockets of the market exhibiting increased activity in liability management exercises and distressed exchanges. Therefore, we generally maintain previously held cautious sectoral views and up-in-quality positioning.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The commentary provided was based in part upon attribution analysis from FactSet and is for informational purposes only and is not intended as investment advice. The commentary may reference current holdings as well as holdings that may have been sold during the period. Performance figures for individual sectors and individual holdings in FactSet attribution are gross of fees. Results are on a gross of fees basis.

The attribution analysis from FactSet compares loan level performance of the portfolio to the index. FactSet attribution does not include any other fund performance attribution impact (e.g., structural impacts, intraday trade prices, fee income, cash, etc). Further, certain assumptions are made in FactSet’s model for the calculation of daily total returns for loans in the portfolio, including how FactSet accrues income and calculates coupon, both of which may have an impact on the derived total return used in the attribution analysis. FactSet obtains daily weights and returns for the index directly from S&P/LCD. The calculated returns used in the attribution analysis are not accounting-based returns. Investment performance presented differs from actual performance and was not constructed according to the input, calculation, presentation, and disclosure requirements of the Global Investment Performance Standards (GIPS). Attribution analysis is intended only to directionally understand drivers of performance and is not intended to convey unintended precision or accuracy. FactSet attribution results can vary, even for historical periods, from previously run attribution reports for those same periods. These variances can be a result of changes to FactSet’s system, improvements or revisions to calculation methodology, or data reconciliation efforts. Voya IM believes that attribution and statements based on attribution are directionally useful for understanding performance, but Voya IM does not represent that such information is accurate or complete.

3

Voya Floating Rate Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2024

	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	7.16%	2.01%	2.37%
Class C(2)	8.19%	1.77%	2.00%
Class I	10.27%	2.81%	2.91%
Class R	9.75%	2.28%	2.39%
Class W	10.26%	2.81%	2.89%
Excluding Sales Charge:
Class A	9.87%	2.53%	2.63%
Class C	9.19%	1.77%	2.00%
Class I	10.27%	2.81%	2.91%
Class R	9.75%	2.28%	2.39%
Class W	10.26%	2.81%	2.89%
Morningstar® LSTA® US Leveraged Loan Index	12.47%	5.48%	4.55%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Floating Rate Fund against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

4

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2024*	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2024*
Class A	$1,000.00	$1,047.20	0.99%	$5.07	$1,000.00	$1,020.05	0.99%	$5.00
Class C	1,000.00	1,043.30	1.74	8.89	1,000.00	1,016.30	1.74	8.77
Class I	1,000.00	1,049.70	0.74	3.79	1,000.00	1,021.30	0.74	3.74
Class R	1,000.00	1,046.00	1.24	6.34	1,000.00	1,018.80	1.24	6.26
Class W	1,000.00	1,048.40	0.74	3.79	1,000.00	1,021.30	0.74	3.74

*	Expenses are equal to the Fund’s annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Floating Rate Fund and the Board of Trustees of Voya Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Floating Rate Fund (the “Fund”) (one of the funds constituting Voya Funds Trust (the “Trust”)), including the portfolio of investments, as of March 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Voya Funds Trust) at March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

May 30, 2024

6

STATEMENT OF ASSETS AND LIABILITIES as of March 31, 2024

ASSETS:
Investments in securities at fair value (Cost $228,570,647)	$229,189,514
Cash	2,419,721
Receivables:
Investment securities sold	15,353,300
Fund shares sold	133,265
Interest	1,249,947
Dividend	39,276
Prepaid structuring fee (Note 7)	4,898
Prepaid expenses	83,417
Reimbursement due from Investment Adviser	2,547
Other assets	44,338
Total assets	248,520,223

LIABILITIES:
Payable for investment securities purchased	19,706,953
Payable for fund shares redeemed	434,646
Income distribution payable	35,075
Payable for investment management fees	122,109
Payable for distribution and shareholder service fees	46,681
Payable for trustee fees	8,256
Payable to trustees under the deferred compensation plan (Note 8)	44,338
Payable for commitment fees on line of credit (Note 7)	34,700
Unfunded loan commitments (Note 9)	96,072
Other accrued expenses and liabilities	469,790
Total liabilities	20,998,620
NET ASSETS	$227,521,603

NET ASSETS WERE COMPRISED OF:
Paid-in capital	453,701,998
Total distributable loss	(226,180,395)
NET ASSETS	$227,521,603

See Accompanying Notes to Financial Statements

7

STATEMENT OF ASSETS AND LIABILITIES as of March 31, 2024 (Continued)

Class A:
Net assets	$34,473,850
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	4,151,154
Net asset value and redemption price per share(2)	$8.30
Maximum offering price per share (2.50%)(1)	$8.51
Class C:
Net assets	$5,633,390
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	678,524
Net asset value and redemption price per share(2)	$8.30
Class I:
Net assets	$99,303,344
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	11,953,076
Net asset value and redemption price per share	$8.31
Class R:
Net assets	$81,838,423
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	9,875,748
Net asset value and redemption price per share	$8.29
Class W:
Net assets	$6,272,596
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	753,765
Net asset value and redemption price per share	$8.32

(1)	Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.

See Accompanying Notes to Financial Statements

8

STATEMENT OF OPERATIONS for the year ended March 31, 2024

INVESTMENT INCOME:
Interest	$23,081,646
Dividend	490,746
Total investment income	23,572,392

EXPENSES:
Investment management fees	1,536,257
Distribution and shareholder service fees:
Class A	83,969
Class C	60,672
Class R	428,156
Transfer agent fees:
Class A	10,375
Class C	1,894
Class I	31,757
Class R	26,543
Class W	2,376
Shareholder reporting expense	10,980
Custody and accounting expense	200,800
Registration fees	99,633
Professional fees	49,410
Trustees fees	3,660
Commitment fees on line of credit (Note 7)	87,233
Miscellaneous expense	59,510
Structuring Fee (Note 7)	53,517
Interest expense	2,581
Total expenses	2,749,323
Waived and reimbursed fees	(422,605)
Net expenses	2,326,718
Net investment income	21,245,674

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(20,054,880)
Net change in unrealized appreciation (depreciation) on Investments	21,161,169
Net realized and unrealized gain	1,106,289
Increase in net assets resulting from operations	22,351,963

See Accompanying Notes to Financial Statements

9

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
FROM OPERATIONS:
Net investment income	$21,245,674	$23,626,623
Net realized loss	(20,054,880)	(21,570,125)
Net change in unrealized appreciation (depreciation)	21,161,169	(12,909,447)
Net increase (decrease) in net assets resulting from operations	22,351,963	(10,852,949)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(3,132,997)	(2,220,292)
Class C	(518,426)	(411,867)
Class I	(9,886,804)	(10,054,986)
Class P(1)	—	(2,878,797)
Class R	(7,774,883)	(5,900,552)
Class W	(705,359)	(787,192)
Total distributions	(22,018,469)	(22,253,686)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	40,377,458	88,312,943
Reinvestment of distributions	21,637,575	21,736,937
	62,015,033	110,049,880
Cost of shares redeemed	(91,916,202)	(305,895,536)
Net decrease in net assets resulting from capital share transactions	(29,901,169)	(195,845,656)
Net decrease in net assets	(29,567,675)	(228,952,291)

NET ASSETS:
Beginning of year or period	257,089,278	486,041,569
End of year or period	$227,521,603	$257,089,278

(1)	Class P liquidated on March 24, 2023.

See Accompanying Notes to Financial Statements

10

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions						Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
03-31-24	8.29	0.74*	0.04	0.78	0.77	—	—	0.77	8.30	9.87	1.17	0.99	0.99	8.97	34,474	72
03-31-23	8.94	0.55*	(0.68)	(0.13)	0.52	—	—	0.52	8.29	(1.28)	1.26	1.06	1.06	6.48	33,686	38
03-31-22	9.04	0.30*	(0.11)	0.19	0.29	—	—	0.29	8.94	2.15	1.20	1.02	1.02	3.37	41,990	89
03-31-21	8.00	0.29*	1.03	1.32	0.28	—	—	0.28	9.04	16.69	1.34	1.13	1.13	3.35	39,518	60
03-31-20	9.59	0.46	(1.58)	(1.12)	0.47	—	—	0.47	8.00	(12.34)	1.18	1.10	1.10	4.83	52,014	52
Class C
03-31-24	8.28	0.68*	0.05	0.73	0.71	—	—	0.71	8.30	9.19	1.92	1.74	1.74	8.23	5,633	72
03-31-23	8.93	0.48*	(0.67)	(0.19)	0.46	—	—	0.46	8.28	(2.03)	2.01	1.81	1.81	5.69	6,743	38
03-31-22	9.04	0.23*	(0.11)	0.12	0.23	—	—	0.23	8.93	1.27	1.95	1.77	1.77	2.59	9,658	89
03-31-21	8.00	0.23*	1.03	1.26	0.22	—	—	0.22	9.04	15.83	2.09	1.88	1.88	2.59	14,914	60
03-31-20	9.59	0.38	(1.58)	(1.20)	0.39	—	—	0.39	8.00	(13.00)	1.93	1.85	1.85	4.12	20,446	52
Class I
03-31-24	8.29	0.77*	0.04	0.81	0.79	—	—	0.79	8.31	10.27	0.92	0.74	0.74	9.24	99,303	72
03-31-23	8.94	0.55*	(0.65)	(0.10)	0.55	—	—	0.55	8.29	(1.03)	0.92	0.81	0.81	6.50	116,954	38
03-31-22	9.04	0.33*	(0.11)	0.22	0.32	—	—	0.32	8.94	2.41	0.85	0.77	0.77	3.60	225,339	89
03-31-21	8.00	0.31*	1.03	1.34	0.30	—	—	0.30	9.04	16.97	1.00	0.88	0.88	3.61	235,804	60
03-31-20	9.59	0.48	(1.58)	(1.10)	0.49	—	—	0.49	8.00	(12.12)	0.88	0.85	0.85	5.15	427,504	52
Class R
03-31-24	8.27	0.72*	0.05	0.77	0.75	—	—	0.75	8.29	9.75	1.42	1.24	1.24	8.72	81,838	72
03-31-23	8.92	0.53*	(0.68)	(0.15)	0.50	—	—	0.50	8.27	(1.53)	1.51	1.31	1.31	6.26	88,959	38
03-31-22	9.03	0.28*	(0.12)	0.16	0.27	—	—	0.27	8.92	1.78	1.45	1.27	1.27	3.12	109,837	89
03-31-21	7.99	0.27*	1.03	1.30	0.26	—	—	0.26	9.03	16.42	1.59	1.38	1.38	3.08	91,934	60
03-31-20	9.58	0.43	(1.58)	(1.15)	0.44	—	—	0.44	7.99	(12.57)	1.43	1.35	1.35	4.60	99,774	52
Class W
03-31-24	8.30	0.77*	0.04	0.81	0.79	—	—	0.79	8.32	10.26	0.92	0.74	0.74	9.26	6,273	72
03-31-23	8.95	0.57*	(0.67)	(0.10)	0.55	—	—	0.55	8.30	(1.04)	1.01	0.81	0.81	6.76	10,747	38
03-31-22	9.06	0.33*	(0.12)	0.21	0.32	—	—	0.32	8.95	2.29	0.95	0.77	0.77	3.62	12,984	89
03-31-21	8.01	0.32*	1.03	1.35	0.30	—	—	0.30	9.06	17.08	1.09	0.88	0.88	3.69	11,426	60
03-31-20	9.60	0.48	(1.58)	(1.10)	0.49	—	—	0.49	8.01	(12.10)	0.93	0.85	0.85	5.11	35,543	52

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024

NOTE 1 — ORGANIZATION

Voya Funds Trust (the “Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of nine separately managed series. This report is for Voya Floating Rate Fund (“Floating Rate” or the “Fund”), a diversified series of the Trust.

The Fund offers the following classes of shares: Class A, Class C, Class I, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees, shareholder servicing fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the share classes, if any.

Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares 8 years after purchase.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Loan and Other Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a

“Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Fund assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of the Fund’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or the Fund’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair

12

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments.

Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

The Fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date.

Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 — unobservable inputs (including the fund’s own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.

B. Security Transactions and Revenue Recognition. Security transactions and senior loans are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual loans are generally applied as a reduction to the recorded investment of the loan. Loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Premium amortization and discount accretion are deferred and recognized over the lives of the respective loans. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield method over the lives of the respective loans. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date. Amendment

13

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

fees are earned as compensation for evaluating and accepting changes to an original loan agreement and are recognized when received. Amendment fees and other fees earned are reported as other income on the Statement of Operations.

C. Distributions to Shareholders. The Fund declares and goes ex-dividend daily and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Fund may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital. The Fund records distributions to its shareholders on the ex-dividend date.

D. When-Issued and Delayed-Delivery Transactions. Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the loans. Interest income on such loans is not accrued until settlement date.

E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

H. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under

14

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management believes based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENTS

For the year ended March 31, 2024, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term investments, totaled $177,161,603 and $168,658,118, respectively.

The loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, at an annual rate of 0.650% on the first $300 million; 0.625% on the next $200 million; and 0.600% thereafter, of the Fund’s average daily net assets.

Effective January 1, 2023, the Investment Adviser has agreed to waive 0.02% of the management fee through August 1, 2024. Any fees waived or reimbursed in relation to this waiver are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class A, Class C and Class R shares of the Fund each has a distribution and/or distribution and service plan (the “Plan”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution and/or shareholder servicing of the Fund’s shares (“Distribution and/or Service Fees”). Pursuant to the Plan, the Distributor is entitled to payment each month for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any Distribution and/or Service Fees paid to securities dealers who have executed a distribution agreement with the Distributor. In addition, the Fund has a shareholder service plan for Class A and Class C shares (together with the Plan referenced above, the “Plans”). Under the Plans, each class of shares of the Fund pays the Distributor a Distribution and/ or Service Fee based on average daily net assets at the following annual rates:

Class A	Class C	Class R
0.25%	1.00%	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended March 31, 2024, the Distributor retained the following amounts:

	Class A	Class C
Initial Sales Charges	$5,320	$ —
Contingent Deferred Sales Charges	—	1,012

NOTE 6 — EXPENSE LIMITATION AGREEMENT

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund, the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses, to the levels listed below:

Maximum Operating Expense Limit(1)

(as a percentage of average daily net assets)

Class A — 1.00%

Class C — 1.75%

Class I — 0.75%

Class R — 1.25%

Class W — 0.75%

15

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 6 — EXPENSE LIMITATION AGREEMENT (continued)

(1)	Pursuant to a side letter agreement through August 1, 2024, the Investment Adviser has further lowered expenses to 0.95%, 1.70%, 0.70%, 1.20% and 0.70% for Class A, Class C, Class I, Class R and Class W, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

Unless otherwise specified above and with the exception of the non-recoupable management fee waiver for the Fund, the Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of March 31, 2024, there are no amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Advisor.

The Expense Limitation Agreement is contractual through August 1, 2024 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 7 — LINE OF CREDIT

Effective May 24, 2023, the Fund has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with State Street Bank and Trust Company (“SSB”) for an aggregate amount of $50,000,000, through May 3, 2024. The proceeds may be used only: (1) for cash management purposes; or (2) to temporarily finance the redemption of shares of an investor in the Fund. The Fund pays a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears of $87,233 and a structuring fee of $53,517 which is expensed over a year. Prior to May 24, 2023, the aggregate amount was $100,000,000 and the commitment fee was equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears through May 24, 2023. Generally, borrowings under the Credit Agreement accrue interest at the higher of the federal funds rate and the overnight bank funding rate, plus a specified margin and 0.10%. Repayments generally must be made within 45 days after the date of a revolving credit advance.

The Fund utilized the line of credit during the year ended March 31, 2024, as below:

Approximate
	Approximate	Weighted
	Average Daily	Average Interest
Days	Balance For	Rate For Days
Utilized	Days Utilized	Utilized
7	$2,000,000	1.82%

NOTE 8 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2024, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the Fund:

Subsidiary	Percentage

Voya Institutional Trust Company	36.34%

The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Fund may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended March 31, 2024, the per account fees for affiliated recordkeeping services paid by the Fund were $114,163.

NOTE 9 — UNFUNDED LOAN COMMITMENTS

The Fund may enter into credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

16

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 9 — UNFUNDED LOAN COMMITMENTS (continued)

Funded and unfunded portions of the credit agreements are presented within the Portfolio of Investments. At March 31, 2024, the Fund had the following unfunded loan commitments:

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Unfunded Loan
Commitment
AI Aqua Merger Sub, Inc. 2023 Incremental Term Loan	$52,263
Ryan, LLC Delayed Draw Term Loan	43,809
$96,072

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
03-31-24	390,198	353,193	(657,957)	85,434	3,234,809	2,930,584	(5,464,929)	700,464
03-31-23	573,399	249,450	(1,456,250)	(633,401)	4,904,872	2,083,167	(12,312,445)	(5,324,406)
Class C
03-31-24	73,792	56,693	(265,921)	(135,436)	612,738	470,290	(2,205,054)	(1,122,026)
03-31-23	168,424	45,196	(480,806)	(267,186)	1,441,713	377,266	(4,088,327)	(2,269,348)
Class I
03-31-24	4,014,603	1,176,783	(7,341,145)	(2,149,759)	33,350,145	9,764,546	(60,808,038)	(17,693,347)
03-31-23	7,929,585	1,182,486	(20,227,255)	(11,115,184)	66,613,524	9,899,009	(170,300,201)	(93,787,668)
Class P(1)
03-31-24	—	—	—	—	—	—	—	—
03-31-23	498	320,838	(10,009,923)	(9,688,587)	4,080	2,700,960	(83,216,320)	(80,511,280)
Class R
03-31-24	281,499	939,075	(2,101,110)	(880,536)	2,333,960	7,774,875	(17,399,214)	(7,290,379)
03-31-23	1,484,278	708,077	(3,751,074)	(1,558,719)	12,839,002	5,900,444	(31,468,699)	(12,729,253)
Class W
03-31-24	101,546	83,906	(726,289)	(540,837)	845,546	697,280	(6,038,967)	(4,496,141)
03-31-23	288,496	92,762	(537,377)	(156,119)	2,509,752	776,091	(4,509,544)	(1,223,701)

(1)	Share class was fully redeemed on March 24, 2023.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/ tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include wash sale deferrals.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended	Year Ended
March 31, 2024	March 31, 2023
Ordinary	Ordinary
Income	Income
$22,018,469	$22,253,686

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2024 were:

17

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

Undistributed	Unrealized				Total
Ordinary	Appreciation/	Capital Loss Carryforwards			Distributable
Income	(Depreciation)	Amount	Character	Other	Earnings/(Loss)
$3,025,139	$509,614	$(48,995,991)	Short-term	$(35,075)	$(226,180,395)
		(180,684,082)	Long-term
$(229,680,073)

The Fund’s major tax jurisdictions are U.S. federal and Arizona state.

As of March 31, 2024, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates ceased to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).

Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Fund’s existing investments (including, for example, fixed-income investments, senior loans, CLOs and CDOs, and derivatives transactions), including the possibility that some of those investments may terminate or their terms adjusted to the disadvantage of the Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Fund.

NOTE 13 — LIQUIDITY

Consistent with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program to govern its approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Fund’s Investment Adviser, Voya Investments, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, the Fund’s liquidity risk.

The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding the Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether the Fund will be able to meet its redemption obligations in a timely manner.

During the period covered by the annual assessment, January 1, 2023 through December 31, 2023, the Program supported the Fund’s ability to honor redemption requests in a timely manner and the Program Administrator’s management of the Fund’s liquidity risk, including during any periods of market volatility and net redemptions.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks.

NOTE 14 — MARKET DISRUPTION AND GEOPOLITICAL

The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other

18

NOTES TO FINANCIAL STATEMENTS as of March 31, 2024 (continued)

NOTE 14 — MARKET DISRUPTION AND GEOPOLITICAL (continued)

geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short-or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Fund’s investments, including beyond the Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.

NOTE 15 — SUBSEQUENT EVENTS

Custodian: Effective after close of business May 3, 2024, the Fund’s custodian changed to The Bank of New York Mellon.

Dividends: Subsequent to March 31, 2024, the Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.0824	May 1, 2024	Daily
Class C	$0.0773	May 1, 2024	Daily
Class I	$0.0842	May 1, 2024	Daily
Class R	$0.0807	May 1, 2024	Daily
Class W	$0.0842	May 1, 2024	Daily

Line of Credit: Effective after close of business May 3, 2024, the Credit Agreement was terminated. Effective May 6, 2024, the Fund joined certain other funds managed by the Investment Adviser in an unsecured committed revolving line of credit agreement with The Bank of New York Mellon for an aggregate amount of $400,000,000 through June 10, 2024. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

19

PORTFOLIO OF INVESTMENTS
Voya Floating Rate Fund	as of March 31, 2024

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
LOANS*: 94.0%
	Advertising: 0.3%
699,362	Dotdash Meredith Inc Term Loan B, 9.426%, (TSFR1M + 4.000%), 12/01/28	$694,409	0.3

	Aerospace & Defense: 3.3%
1,420,833	AAdvantage Loyalty IP Ltd. 2021 Term Loan, 10.329%, (US0003M + 4.750%), 04/20/28	1,477,999	0.6
835,157	Amentum Government Services Holdings LLC 2022 Term Loan, 9.329%, (TSFR1M + 4.000%), 02/15/29	838,549	0.4
248,750	Barnes Group Inc 2024 Term Loan, 7.826%, (TSFR1M + 2.500%), 09/03/30	249,216	0.1
257,705	Dynasty Acquisition Co., Inc. 2023 Term Loan B1, 9.329%, (TSFR1M + 4.000%), 08/24/28	258,430	0.1
110,445	Dynasty Acquisition Co., Inc. 2023 Term Loan B2, 9.329%, (TSFR1M + 4.000%), 08/24/28	110,756	0.0
287,671	Dynasty Acquisition Co., Inc. 2024 Term Loan B1, 8.829%, (TSFR1M + 3.500%), 08/24/28	288,750	0.1
123,288	Dynasty Acquisition Co., Inc. 2024 Term Loan B2, 8.829%, (TSFR1M + 3.500%), 08/24/28	123,750	0.1
1,711,048	Peraton Corp. Term Loan B, 9.080%, (TSFR1M + 3.750%), 02/01/28	1,712,270	0.7
1,000,000	SkyMiles IP Ltd. 2020 Skymiles Term Loan B, 9.068%, (US0003M + 3.750%), 10/20/27	1,032,188	0.5
418,950	TransDigm, Inc. 2023 Term Loan J, 8.598%, (TSFR3M + 3.250%), 02/14/31	421,415	0.2
410,000	TransDigm, Inc. 2024 Term Loan K, 8.070%, (TSFR3M + 2.750%), 02/22/30	411,309	0.2
596,244	Vertex Aerospace Services Corp. 2021 First Lien Term Loan, 8.579%, (TSFR1M + 3.750%), 12/06/28	598,108	0.3
		7,522,740	3.3
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
LOANS*: (continued)
	Air Transport: 0.5%
323,426	LaserShip, Inc. 2021 Term Loan, 10.396%, (US0001M + 4.500%), 05/07/28	$302,403	0.1
540,934	Savage Enterprises LLC 2021 Term Loan B, 8.691%, (TSFR1M + 3.250%), 09/15/28	542,093	0.3
460,358	ST GEO WARE + TR CO OF CAL INC 2022 TERM LOAN, 11.498%, (TSFR3M + 6.000%), 03/24/28	301,535	0.1
		1,146,031	0.5
	Airlines: 0.3%
335,000	American Airlines, Inc. 2023 1st Lien Term Loan, 8.775%, (TSFR3M + 3.500%), 06/04/29	336,372	0.1
430,000	United Airlines, Inc. 2024 Term Loan B, 8.076%, (TSFR3M + 2.750%), 02/15/31	431,109	0.2
		767,481	0.3
	Apparel: 0.1%
160,000	Fugue Finance B.V. 2024 USD Term Loan B, 9.074%, (TSFR3M + 3.750%), 02/12/31	160,600	0.1

	Auto Components: 1.1%
148,837	Broadstreet Partners, Inc. 2020 Term Loan B, 8.445%, (US0001M + 3.000%), 01/27/27	149,058	0.0
678,772	Holley Purchaser, Inc. 2021 Term Loan, 9.195%, (TSFR1M + 3.750%), 11/17/28	672,349	0.3
926,950	RC Buyer, Inc. 2021 Term Loan, 8.941%, (TSFR3M + 3.500%), 07/28/28	924,053	0.4
863,187	Truck Hero, Inc. 2021 Term Loan B, 8.945%, (TSFR1M + 3.750%), 01/31/28	856,444	0.4
		2,601,904	1.1
	Auto Parts&Equipment: 0.5%
827,360	Autokiniton US Holdings, Inc. 2024 Term Loan B, 9.441%, (TSFR1M + 4.000%), 04/06/28	831,128	0.3
394,076	First Brands Group, LLC 2022 Incremental Term Loan, 10.574%, (TSFR3M + 5.000%), 03/30/27	394,980	0.2
		1,226,108	0.5

See Accompanying Notes to Financial Statements

20

PORTFOLIO OF INVESTMENTS
Voya Floating Rate Fund	as of March 31, 2024 (continued)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
LOANS*: (continued)
	Automotive: 0.8%
421,349	Gates Global LLC 2021 Term Loan B3, 7.930%, (TSFR1M + 2.500%), 03/31/27	$422,565	0.2
500,000	IXS Holdings, Inc. 2020 Term Loan B, 9.693%, (TSFR3M + 4.250%), 03/05/27	477,321	0.2
999,536	Les Schwab Tire Centers Term Loan B, 8.684%, (US0001M + 3.250%), 11/02/27	1,002,191	0.4
		1,902,077	0.8
	Basic Materials: 0.4%
843,003	INEOS US Finance LLC 2023 USD Term Loan B, 8.926%, (TSFR1M + 3.500%), 02/18/30	844,057	0.4

	Beverages: 0.1%
294,263	Triton Water Holdings, Inc 2024 Incremental Term Loan B, 9.326%, (TSFR3M + 4.000%), 03/31/28	292,301	0.1

	Building & Development: 2.1%
1,091,320	Applecaramel Buyer, LLC Term Loan B, 9.080%, (TSFR1M + 3.750%), 10/19/27	1,095,810	0.5
353	Latham Pool Products, Inc. 2022 Term Loan B, 9.179%, (SOFRRATE + 4.000%), 02/23/29	348	0.0
798,955	LBM Acquisition LLC Term Loan B, 9.176%, (TSFR3M + 3.750%), 12/17/27	797,790	0.3
603,386	LHS Borrower, LLC 2022 Term Loan B, 10.180%, (SOFRRATE + 4.750%), 02/16/29	574,222	0.3
642,120	Oscar AcquisitionCo, LLC Term Loan B, 9.948%, (SOFRRATE + 4.500%), 04/29/29	644,350	0.3
1,132,074	Quikrete Holdings, Inc. 2023 Term Loan B, 8.195%, (TSFR1M + 2.750%), 03/19/29	1,134,454	0.5
521,933	Wilsonart LLC 2021 Term Loan E, 8.698%, (US0003M + 3.500%), 12/31/26	523,057	0.2
		4,770,031	2.1
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
LOANS*: (continued)
	Building Materials: 0.3%
100,000	Chamberlain Group Inc 2024 Incremental Term Loan B, 9.080%, (TSFR1M + 3.750%), 11/03/28	$100,328	0.0
347,140	Smyrna Ready Mix Concrete, LLC 2023 Term Loan, 8.829%, (TSFR1M + 3.500%), 04/02/29	349,744	0.2
312,591	Summit Materials LLC 2023 Incremental Term Loan B, 7.827%, (TSFR3M + 2.500%), 11/30/28	314,600	0.1
		764,672	0.3
	Business Equipment & Services: 3.5%
247,716	Anticimex International AB 2021 USD Term Loan B1, 8.461%, (TSFR3M + 3.150%), 11/16/28	248,284	0.1
674,536	APX Group, Inc. 2021 Term Loan B, 3.254%, (TSFR1M + 3.250%), 07/10/28	676,948	0.3
597,824	Cimpress Public Limited Company USD Term Loan B, 8.941%, (US0001M + 3.500%), 05/17/28	598,385	0.3
1,257,122	Endure Digital Inc. Term Loan, 9.422%, (US0001M + 3.500%), 02/10/28	1,230,016	0.6
509,740	Ensono, LP 2021 Term Loan, 9.441%, (TSFR1M + 4.000%), 05/26/28	495,722	0.2
500,683	Garda World Security Corporation 2022 Term Loan B, 9.583%, (SOFRRATE + 4.250%), 02/01/29	502,144	0.2
542,632	Indy US Bidco, LLC 2021 USD Term Loan, 9.080%, (TSFR1M + 3.750%), 03/05/28	526,126	0.2
505,366	ION Trading Finance Limited 2021 USD Term Loan, 10.198%, (US0003M + 4.750%), 04/03/28	505,411	0.2
1,013,519	Milano Acquisition Corp Term Loan B, 9.409%, (TSFR3M + 4.000%), 10/01/27	972,662	0.4

See Accompanying Notes to Financial Statements

21

PORTFOLIO OF INVESTMENTS
Voya Floating Rate Fund	as of March 31, 2024 (continued)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
LOANS*: (continued)
	Business Equipment & Services (continued)
17,719	Pre-Paid Legal Services, Inc. 2021 2nd Lien Term Loan, 12.445%, (US0003M + 7.000%), 12/14/29	$17,364	0.0
636,320	Pre-Paid Legal Services, Inc. 2021 Term Loan, 9.195%, (US0001M + 3.750%), 12/15/28	634,183	0.3
708,863	Skopima Merger Sub Inc. Term Loan B, 9.445%, (US0001M + 4.000%), 05/12/28	706,746	0.3
796,418	TruGreen Limited Partnership 2020 Term Loan, 9.329%, (US0001M + 4.000%), 11/02/27	776,756	0.4
		7,890,747	3.5
	Chemicals: 0.2%
497,494	INEOS Quattro Holdings UK Ltd 2023 USD Term Loan, 9.180%, (TSFR1M + 3.750%), 03/14/30	496,872	0.2

	Chemicals & Plastics: 1.9%
248,724	GEON Performance Solutions, LLC 2021 Term Loan, 10.360%, (US0001M + 4.500%), 08/18/28	249,346	0.1
248,026	INEOS Styrolution US Holding LLC 2021 USD Term Loan B, 8.191%, (TSFR1M + 2.750%), 01/29/26	248,398	0.1
577,584	INEOS US Finance LLC 2021 USD Term Loan B, 7.829%, (US0001M + 2.500%), 11/08/28	573,830	0.3
349,364	Lonza Group AG USD Term Loan B, 9.334%, (TSFR3M + 3.930%), 07/03/28	329,385	0.1
849,086	LSF11 A5 Holdco LLC 2023 Incremental Term Loan B, 9.676%, (TSFR1M + 4.250%), 10/15/28	851,474	0.4
579,410	Olympus Water US Holding Corporation 2021 USD Term Loan B, 9.321%, (TSFR3M + 3.750%), 11/09/28	580,315	0.3
197,191	PQ Corporation 2021 Term Loan B, 7.913%, (US0003M + 2.500%), 06/09/28	197,329	0.1
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
LOANS*: (continued)
	Chemicals & Plastics (continued)
439,898	Sparta U.S. HoldCo LLC 2021 Term Loan, 8.687%, (TSFR1M + 3.250%), 08/02/28	$440,998	0.2
761,755	W.R. Grace & Co.-Conn. 2021 Term Loan B, 9.321%, (US0003M + 3.750%), 09/22/28	764,532	0.3
		4,235,607	1.9
	Clothing/Textiles: 0.7%
822,333	ABG Intermediate Holdings 2 LLC 2021 Term Loan B1, 8.926%, (SOFRRATE + 3.500%), 12/21/28	826,252	0.4
218,435	Birkenstock GmbH & Co. KG USD Term Loan B, 8.827%, (US0003M + 3.250%), 04/28/28	219,151	0.1
456,550	Samsonite International S.A. 2023 Term Loan, 3.250%, (TSFR1M + 2.750%), 06/21/30	457,905	0.2
		1,503,308	0.7
	Commercial Services: 1.5%
371,450	Albion Financing 3 SARL USD Term Loan, 10.827%, (TSFR3M + 5.250%), 08/17/26	373,695	0.2
818,886	Avis Budget Car Rental, LLC 2023 Term Loan C, 8.430%, (TSFR1M + 3.000%), 03/16/29	821,342	0.3
4,056	Belron Finance US LLC 2023 USD Term Loan, 7.578%, (TSFR3M + 2.000%), 04/13/28	4,064	0.0
750,000	R1 RCM, Inc. 2022 Term Loan B, 8.326%, (TSFR3M + 3.000%), 06/21/29	752,906	0.3
416,190	Ryan, LLC Term Loan, 9.830%, (TSFR1M + 4.500%), 11/14/30	418,792	0.2
1,115,000	Wand NewCo 3, Inc. 2024 Term Loan B, 9.080%, (TSFR1M + 3.750%), 01/30/31	1,119,258	0.5
		3,490,057	1.5
	Commodities: 1.0%
218,152	Core & Main LP 2021 Term Loan B, 7.971%, (US0003M + 2.500%), 07/27/28	218,379	0.1

See Accompanying Notes to Financial Statements

22

PORTFOLIO OF INVESTMENTS
Voya Floating Rate Fund	as of March 31, 2024 (continued)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
LOANS*: (continued)
	Commodities (continued)
841,212	Foundation Building Materials Holding Company LLC 2021 Term Loan, 8.824%, (US0001M + 3.250%), 01/31/28	$843,077	0.4
560,422	Specialty Building Products Holdings, LLC 2021 Term Loan B, 9.176%, (TSFR1M + 3.250%), 10/15/28	559,459	0.2
583,538	Windsor Holdings III, LLC USD Term Loan B, 9.823%, (TSFR1M + 4.500%), 08/01/30	587,184	0.3
		2,208,099	1.0
	Communications: 1.6%
499,441	AP Core Holdings II, LLC Amortization Term Loan B1, 10.945%, (TSFR1M + 5.500%), 09/01/27	490,576	0.2
165,000	Connect Finco SARL 2024 Extended Term Loan B, 9.829%, (TSFR1M + 4.500%), 09/28/29	162,525	0.1
920,000	Fleet Midco I Limited 2024 Term Loan B, 8.580%, (TSFR3M + 3.250%), 02/21/31	922,300	0.4
455,000	Magnite Inc. 2024 Term Loan B, 9.798%, (TSFR3M + 4.500%), 02/06/31	456,138	0.2
482,625	Tiger Acquisition, LLC 2021 Term Loan, 8.680%, (TSFR1M + 3.250%), 06/01/28	479,307	0.2
495,000	Virgin Media Bristol LLC 2023 USD Term Loan Y, 8.790%, (TSFR6M + 3.250%), 03/31/31	487,527	0.2
575,000	WeddingWire, Inc. 2023 Term Loan, 9.827%, (TSFR3M + 4.500%), 01/31/28	575,000	0.3
		3,573,373	1.6
	Computers: 0.6%
368,705	NCR Atleos LLC Term Loan B, 10.163%, (TSFR1M + 4.750%), 03/27/29	370,779	0.2
620,000	SonicWall US Holdings Inc. 2023 Term Loan, 10.313%, (TSFR3M + 5.000%), 05/16/28	616,513	0.3
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
LOANS*: (continued)
	Computers (continued)
365,925	World Wide Technology Holding Co. LLC 2024 Term Loan, 8.175%, (TSFR1M + 2.750%), 03/01/30	$368,898	0.1
		1,356,190	0.6
	Consumer, Cyclical: 3.2%
578,231 (5)	Air Canada 2024 Term Loan B, 03/21/31	580,807	0.2
427,200	American Axle and Manufacturing, Inc. 2022 Term Loan B, 8.918%, (TSFR6M + 3.500%), 12/13/29	428,802	0.2
894,034	Ascend Learning, LLC 2021 Term Loan, 8.927%, (TSFR1M + 3.500%), 12/11/28	890,442	0.4
898,659	Bombardier Recreational Products. Inc. 2023 TERM LOAN B3, 8.079%, (TSFR1M + 2.750%), 12/13/29	900,999	0.4
497,487	Caesars Entertainment Corp Term Loan B, 8.663%, (TSFR1M + 3.250%), 01/20/30	499,314	0.2
828,713	GVC Holdings (Gibraltar) Limited 2022 Term Loan B, 3.500%, (TSFR1M + 3.500%), 10/31/29	832,770	0.4
610,000	Homeserve USA Holding Corp Term Loan, 8.329%, (TSFR1M + 3.000%), 10/21/30	612,193	0.3
490,000	Kodiak Building Partners Inc. 2024 Term Loan B2, 9.048%, (TSFR3M + 3.750%), 03/13/28	491,072	0.2
704,434	Mileage Plus Holdings LLC 2020 Term Loan B, 10.733%, (US0003M + 5.250%), 06/21/27	726,327	0.3
662,764	Penn National Gaming, Inc. 2022 Term Loan B 1L, 8.176%, (TSFR1M + 2.750%), 05/03/29	664,089	0.3
652,715	Spring Education Group, Inc Term Loan, 9.820%, (TSFR3M + 4.500%), 10/04/30	656,632	0.3
		7,283,447	3.2
	Consumer, Non-cyclical: 1.6%
947,879	Bausch + Lomb Corp. 1st Lien Term Loan B, 8.677%, (TSFR1M + 3.250%), 05/10/27	939,755	0.4

See Accompanying Notes to Financial Statements

23

PORTFOLIO OF INVESTMENTS
Voya Floating Rate Fund	as of March 31, 2024 (continued)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
LOANS*: (continued)
	Consumer, Non-cyclical (continued)
596,298	Fugue Finance B.V. 2023 USD Term Loan B, 9.343%, (TSFR3M + 4.000%), 01/31/28	$598,161	0.3
940,898	KUEHG Corp. 2023 Term Loan, 10.348%, (TSFR3M + 5.000%), 06/12/30	944,931	0.4
150,000	Mister Car Wash Holdings Inc. 2024 Term Loan B, 8.298%, (TSFR3M + 3.000%), 03/27/31	150,469	0.1
948,024	Pegasus BidCo BV 2024 USD Term Loan, 9.057%, (TSFR3M + 3.750%), 07/12/29	949,605	0.4
43,810 (1)(5)	Ryan, LLC Delayed Draw Term Loan, 11/14/30	44,083	0.0
		3,627,004	1.6
	Containers & Glass Products: 3.2%
867,407	Altium Packaging LLC 2021 Term Loan B, 8.191%, (TSFR1M + 2.750%), 02/03/28	866,662	0.4
894,075	Clydesdale Acquisition Holdings Inc Term Loan B, 9.105%, (TSFR1M + 4.180%), 04/13/29	896,191	0.4
4,799	Graham Packaging Company Inc. 2021 Term Loan, 8.445%, (TSFR1M + 3.000%), 08/04/27	4,803	0.0
281,768	Plastipak Packaging, Inc. 2021 Term Loan B, 7.930%, (US0001M + 2.500%), 12/01/28	281,709	0.1
518,509	Plaze, Inc. 2020 Incremental Term Loan, 9.191%, (US0001M + 3.750%), 08/03/26	512,028	0.2
1,019,490	Pro Mach Group, Inc. 2021 Term Loan B, 9.076%, (US0001M + 4.000%), 08/31/28	1,024,333	0.5
523,688	ProAmpac PG Borrower LLC 2023 Term Loan, 9.806%, (TSFR3M + 4.500%), 09/15/28	525,259	0.2
861,766	Reynolds Group Holdings Inc. 2021 Term Loan B, 8.695%, (TSFR1M + 3.250%), 09/24/28	865,582	0.4
1,077,424	Titan Acquisition Limited 2018 Term Loan B, 8.441%, (US0003M + 3.000%), 03/28/25	1,077,424	0.5
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
LOANS*: (continued)
	Containers & Glass Products (continued)
735,045	TricorBraun Holdings, Inc. 2021 Term Loan, 8.691%, (TSFR1M + 3.250%), 03/03/28	$727,970	0.3
429,130	Trident TPI Holdings, Inc. 2021 Incremental Term Loan, 9.571%, (US0003M + 4.000%), 09/15/28	429,901	0.2
		7,211,862	3.2
	Distribution/Wholesale: 0.2%
446,514	Dealer Tire Financial, LLC 2024 Term Loan B3, 9.080%, (TSFR1M + 3.750%), 12/14/27	450,421	0.2

	Diversified Finan Serv: 1.5%
725,831	Aretec Group, Inc. 2023 Incremental Term Loan, 9.926%, (TSFR1M + 4.500%), 08/09/30	730,504	0.3
220,000	Blackhawk Network Holdings, Inc 2024 Term Loan, 10.319%, (TSFR1M + 5.000%), 03/12/29	220,608	0.1
541,767	Focus Financial Partners, LLC 2024 Term Loan B7, 8.080%, (TSFR1M + 2.750%), 06/30/28	540,864	0.3
959,725 (5)	Jane Street Group, LLC 2024 Term Loan B, 7.941%, 01/26/28	961,125	0.4
972,562	Nuvei Technologies Corp. USD Term Loan, 8.430%, (US0003M + 3.000%), 12/19/30	976,210	0.4
		3,429,311	1.5
	Drugs: 0.4%
573,385	Amneal Pharmaceuticals LLC 2018 Term Loan B, 8.945%, (TSFR1M + 3.500%), 05/04/25	573,543	0.3
248,438	Amneal Pharmaceuticals LLC 2023 Term Loan B, 10.830%, (TSFR1M + 5.500%), 05/04/28	248,500	0.1
		822,043	0.4
	Electronics: 0.1%
233,825	MX Holdings US, Inc. 2023 USD Term Loan B1D, 8.195%, (TSFR1M + 2.750%), 07/31/28	234,458	0.1

	Electronics/Electrical: 4.0%
697,394	Altar Bidco, Inc. 2021 Term Loan, 7.947%, (US0003M + 3.100%), 02/01/29	697,269	0.3

See Accompanying Notes to Financial Statements

24

PORTFOLIO OF INVESTMENTS
Voya Floating Rate Fund	as of March 31, 2024 (continued)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
LOANS*: (continued)
	Electronics/Electrical (continued)
766,688	Chamberlain Group Inc Term Loan B, 8.680%, (TSFR1M + 3.250%), 11/03/28	$766,620	0.3
367,578	Creation Technologies Inc. 2021 Term Loan, 11.092%, (US0003M + 5.500%), 10/05/28	358,389	0.2
225,000	DG Investment Intermediate Holdings 2, Inc. 2021 2nd Lien Term Loan, 12.195%, (TSFR1M + 6.750%), 03/30/29	211,125	0.1
539,910	DG Investment Intermediate Holdings 2, Inc. 2021 Term Loan, 9.195%, (TSFR1M + 3.750%), 03/31/28	540,192	0.2
44,501	Generation Bridge Northeast, LLC Term Loan B, 8.826%, (TSFR3M + 4.250%), 08/22/29	44,723	0.0
1,136,376	Greeneden U.S. Holdings II, LLC 2020 USD Term Loan B, 9.441%, (TSFR1M + 4.000%), 12/01/27	1,141,171	0.5
778,530	II-VI Incorporated 2022 Term Loan B, 8.079%, (TSFR1M + 2.750%), 07/02/29	781,060	0.3
604,203	Illuminate Merger Sub Corp. 1st Lien Term Loan, 8.571%, (US0003M + 3.000%), 07/21/28	603,574	0.3
949,226	Ingram Micro Inc. 2023 Term Loan, 8.610%, (TSFR3M + 3.000%), 06/30/28	952,193	0.4
147,979	Mediaocean LLC 2021 Term Loan, 8.930%, (US0001M + 3.500%), 12/15/28	146,610	0.1
365,000	MH Sub I, LLC 2021 2nd Lien Term Loan, 11.580%, (TSFR1M + 6.250%), 02/23/29	352,947	0.1
869,801	Mitchell International, Inc. 2021 Term Loan B, 9.079%, (US0001M + 3.750%), 10/15/28	870,798	0.4
1,129	Planview Parent, Inc. Term Loan, 9.610%, (TSFR3M + 4.000%), 12/17/27	1,127	0.0
247,333	Project Boost Purchaser, LLC 2019 Term Loan B, 8.945%, (US0001M + 3.500%), 06/01/26	248,121	0.1
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
LOANS*: (continued)
	Electronics/Electrical (continued)
1,067,270	Proofpoint, Inc. 1st Lien Term Loan, 8.579%, (TSFR1M + 3.250%), 08/31/28	$1,068,605	0.5
568,317	Rackspace Technology Global, Inc. 2021 Term Loan B, 8.184%, (TSFR1M + 2.750%), 02/15/28	193,938	0.1
245,940	Ultra Clean Holdings, Inc 2021 Term Loan B, 9.191%, (US0001M + 3.750%), 08/27/25	246,801	0.1
		9,225,263	4.0
	Energy: 0.3%
576,563	Brazos Delaware II, LLC 2023 Term Loan B, 9.079%, (TSFR1M + 3.750%), 02/11/30	578,725	0.2
197,500	UGI Energy Services, LLC 2023 Term Loan B, 8.680%, (TSFR1M + 3.250%), 02/22/30	198,699	0.1
		777,424	0.3
	Engineering & Construction: 0.5%
500,000	Crown Subsea Communications Holding,Inc. 2024 Term Loan B, 10.067%, (TSFR3M + 4.750%), 01/30/31	503,562	0.2
708,978	VM Consolidated, Inc. 2024 Term Loan B, 8.076%, (TSFR1M + 2.750%), 03/24/28	712,744	0.3
		1,216,306	0.5
	Entertainment: 0.6%
340,000	Caesars Entertainment Inc. 2024 Term Loan B1, 8.041%, (TSFR3M + 2.750%), 02/06/31	340,722	0.2
985,000	Light and Wonder International, Inc. 2024 Term Loan, 8.075%, (TSFR1M + 2.750%), 04/14/29	988,232	0.4
		1,328,954	0.6
	Environmental Control: 0.2%
355,866	GFL Environmental Inc. 2023 First Lien Term Loan, 7.816%, (TSFR3M + 3.000%), 05/31/27	357,581	0.2

	Farming/Agriculture: 0.1%
270,000	Ceva Sante Animale 2023 USD Term Loan B, 9.564%, (TSFR3M + 4.250%), 11/01/30	271,266	0.1

See Accompanying Notes to Financial Statements

25

PORTFOLIO OF INVESTMENTS
Voya Floating Rate Fund	as of March 31, 2024 (continued)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
LOANS*: (continued)
	Financial: 2.6%
243,959	AllSpring Buyer LLC Term Loan B, 8.887%, (TSFR3M + 3.250%), 11/01/28	$244,050	0.1
825,769	AmWINS Group, Inc. 2023 Incremental Term Loan B, 8.195%, (TSFR1M + 2.750%), 02/19/28	828,285	0.4
181,335	Brookfield Property REIT Inc. 1st Lien Term Loan B, 7.926%, (TSFR1M + 2.500%), 08/27/25	180,995	0.1
723,188	Cushman & Wakefield U.S. Borrower, LLC 2023 Term Loan B, 9.330%, (TSFR1M + 4.000%), 01/31/30	725,899	0.3
966,484	Edelman Financial Center, LLC 2021 Term Loan B, 8.941%, (US0001M + 3.750%), 04/07/28	967,794	0.4
434,081	Focus Financial Partners, LLC 2021 Term Loan, 7.830%, (TSFR1M + 2.500%), 06/30/28	432,995	0.2
550,000	GTCR W Merger Sub LLC USD Term Loan B, 8.309%, (TSFR1M + 3.000%), 09/20/30	552,278	0.2
443,557	HighTower Holdings LLC 2021 Term Loan B, 9.586%, (US0001M + 4.000%), 04/21/28	444,874	0.2
160,000	Kestra Financial, Inc. First Lien Term Loan, 9.298%, (TSFR3M + 4.000%), 06/04/26	160,400	0.1
218,300	RHP Hotel Properties, LP 2023 Term Loan B, 8.076%, (TSFR1M + 2.750%), 05/18/30	218,778	0.1
675,000 (5)	Truist Insurance Holdings LLC 1st Lien Term Loan, 03/24/31	674,717	0.3
195,000 (5)	Truist Insurance Holdings LLC 2nd Lien Term Loan, 03/08/32	196,463	0.1
341,550	Walker & Dunlop, Inc. 2022 Incremental Term Loan B, 8.329%, (SOFRRATE + 3.000%), 12/16/28	341,977	0.1
		5,969,505	2.6
	Financial Intermediaries: 1.4%
792,540	Advisor Group, Inc. 2023 Term Loan B, 9.826%, (TSFR3M + 4.500%), 08/17/28	796,550	0.4
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
LOANS*: (continued)
	Financial Intermediaries (continued)
661,874	AqGen Island Holdings, Inc. Term Loan, 8.945%, (TSFR1M + 3.500%), 08/02/28	$660,302	0.3
726,375	Castlelake Aviation Limited Term Loan B, 7.829%, (US0003M + 2.750%), 10/22/26	727,340	0.3
311,752	Deerfield Dakota Holding, LLC 2020 USD Term Loan B, 9.059%, (TSFR3M + 3.750%), 04/09/27	310,544	0.1
636,744	VFH Parent LLC 2022 Term Loan B, 8.430%, (SOFRRATE + 3.000%), 01/13/29	636,744	0.3
		3,131,480	1.4
	Food: 0.7%
149,625	Chobani, LLC 2023 Incremental Term Loan, 9.075%, (TSFR1M + 3.750%), 10/25/27	150,404	0.1
715,000	Fiesta Purchaser, Inc. 2024 Term Loan B, 9.318%, (TSFR1M + 4.000%), 02/12/31	716,844	0.3
726,154	Primary Products Finance LLC 2024 Term Loan B, 8.941%, (TSFR3M + 3.500%), 04/01/29	726,804	0.3
		1,594,052	0.7
	Food Products: 0.8%
715,689	8th Avenue Food & Provisions, Inc. 2018 1st Lien Term Loan, 9.191%, (TSFR1M + 3.750%), 10/01/25	703,836	0.3
288,747	8th Avenue Food & Provisions, Inc. 2021 Incremental Term Loan, 10.191%, (TSFR1M + 4.750%), 10/01/25	284,055	0.1
630,169	CHG PPC Parent LLC 2021 Term Loan, 8.441%, (TSFR1M + 3.000%), 12/08/28	631,745	0.3
320,000	Upfield B.V. 2023 USD Term Loan B, 10.050%, (TSFR6M + 3.000%), 01/31/28	319,066	0.1
		1,938,702	0.8
	Forest Products: 0.2%
352,364	Spa Holdings 3 Oy USD Term Loan B, 9.571%, (US0003M + 3.750%), 02/04/28	352,474	0.2

See Accompanying Notes to Financial Statements

26

PORTFOLIO OF INVESTMENTS
Voya Floating Rate Fund	as of March 31, 2024 (continued)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
LOANS*: (continued)
	Gas: 0.2%
395,000	NGL Energy Partners LP 2024 Term Loan B, 9.830%, (TSFR1M + 4.500%), 02/02/31	$396,432	0.2

	Health Care: 6.1%
1,457,580	Athenahealth, Inc. 2022 Term Loan B, 8.580%, (TSFR1M + 3.500%), 02/15/29	1,445,637	0.6
650,000	Auris Luxembourg III S.a.r.l. 2019 USD Term Loan B, 4.154%, (US0001M + 3.750%), 02/27/26	646,750	0.3
950,625	CHG Healthcare Services Inc. 2021 Term Loan, 8.691%, (US0001M + 3.250%), 09/29/28	952,407	0.4
1,345,000 (5)	Cotiviti Corporation 2024 Term Loan, 02/21/31	1,347,242	0.6
638,550	Covetrus, Inc. 2022 1st Lien Term Loan, 10.309%, (TSFR3M + 5.000%), 10/13/29	639,880	0.3
483,729	Gloves Buyer, Inc. 2021 Term Loan, 9.441%, (TSFR1M + 4.000%), 12/29/27	483,729	0.2
587,107	GoodRx, Inc. 1st Lien Term Loan, 8.176%, (US0001M + 2.750%), 10/10/25	587,290	0.3
142,400	Hunter Holdco 3 Limited USD Term Loan B, 9.659%, (US0003M + 4.250%), 08/19/28	142,400	0.1
154,613	IVC Acquisition Ltd 2023 USD Term Loan B, 10.820%, (TSFR3M + 5.500%), 11/17/28	155,128	0.1
1,472,713	Medline Borrower, LP USD Term Loan B, 8.441%, (TSFR1M + 3.250%), 10/23/28	1,475,053	0.7
547,957	MPH Acquisition Holdings LLC 2021 Term Loan B, 9.855%, (US0003M + 4.250%), 09/01/28	531,138	0.2
500,000	Organon & Co USD Term Loan, 8.433%, (US0003M + 3.000%), 06/02/28	501,797	0.2
700,958	Packaging Coordinators Midco, Inc. 2020 1st Lien Term Loan, 9.071%, (TSFR3M + 3.500%), 11/30/27	703,246	0.3
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
LOANS*: (continued)
	Health Care (continued)
265,950	Perrigo Investments, LLC Term Loan B, 7.680%, (TSFR1M + 2.350%), 04/20/29	$265,618	0.1
547,903	RxBenefits, Inc. 2020 Term Loan, 9.825%, (TSFR1M + 4.500%), 12/20/27	550,643	0.2
835,000	Sotera Health Holdings, LLC 2021 Term Loan, 8.195%, (US0003M + 2.750%), 12/11/26	832,913	0.4
619,706	Star Parent, Inc. Term Loan B, 9.309%, (TSFR3M + 4.000%), 09/27/30	616,491	0.3
950,566	Surgery Center Holdings, Inc. 2023 Term Loan, 8.829%, (TSFR1M + 3.500%), 12/19/30	955,972	0.4
978,569	Verscend Holding Corp. 2021 Term Loan B, 9.445%, (US0001M + 4.000%), 08/27/25	979,443	0.4
		13,812,777	6.1
	Healthcare-Services: 0.9%
607,381	Pacific Dental Services, LLC 2024 Term Loan B, 8.575%, (TSFR3M + 3.250%), 03/07/31	607,381	0.3
1,017,326	Phoenix Guarantor Inc 2024 Term Loan, 8.576%, (TSFR1M + 3.250%), 02/21/31	1,005,165	0.4
382,958	Select Medical Corporation 2023 Term Loan B1, 8.330%, (TSFR1M + 3.000%), 03/06/27	384,035	0.2
		1,996,581	0.9
	Holding Companies-Divers: 0.7%
878,219	Belfor Holdings Inc. 2023 USD Term Loan B, 9.080%, (TSFR1M + 3.750%), 11/01/30	883,707	0.4
780,000	First Eagle Investment Management, LLC 2024 Term Loan B, 8.334%, (TSFR3M + 3.000%), 02/22/29	774,248	0.3
		1,657,955	0.7
	Home Builders: 0.1%
170,000	Thor Industries, Inc. 2023 USD Term Loan B2, 8.077%, (TSFR1M + 2.750%), 11/15/30	170,744	0.1

See Accompanying Notes to Financial Statements

27

PORTFOLIO OF INVESTMENTS
Voya Floating Rate Fund	as of March 31, 2024 (continued)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
LOANS*: (continued)
	Home Furnishings: 0.4%
889,138	Solis IV BV USD Term Loan B1, 8.824%, (TSFR3M + 3.500%), 02/26/29	$880,454	0.4

	Industrial: 3.7%
344,735	ADS Tactical, Inc. 2021 Term Loan B, 11.195%, (US0001M + 5.750%), 03/19/26	347,321	0.2
665,775	AlixPartners, LLP 2021 USD Term Loan B, 7.945%, (US0001M + 2.750%), 02/04/28	667,394	0.3
909,346	Allied Universal Holdco LLC 2021 USD Incremental Term Loan B, 9.180%, (TSFR1M + 3.750%), 05/12/28	909,030	0.4
274,038	Amentum Government Services Holdings LLC Term Loan B, 9.445%, (US0001M + 3.500%), 01/29/27	275,151	0.1
609,695	Brown Group Holding LLC 2022 Term Loan B2 1L, 8.723%, (TSFR3M + 3.750%), 07/02/29	610,458	0.3
963,062	Emrld Borrower LP Term Loan B, 7.791%, (TSFR3M + 3.000%), 05/31/30	963,182	0.4
50,081	Filtration Group Corporation 2021 Incremental Term Loan, 8.941%, (US0001M + 3.500%), 10/21/28	50,264	0.0
220,000	Kaman Corporation 2024 Term Loan, 8.798%, (TSFR3M + 3.500%), 03/27/31	220,413	0.1
298,381	LSF11 Trinity Bidco, Inc. 2023 Term Loan, 9.329%, (TSFR1M + 4.000%), 06/14/30	299,873	0.1
255,000	MI Windows and Doors LLC 2024 Term Loan B2, 8.798%, (TSFR3M + 3.500%), 12/18/27	256,514	0.1
404,625	Northstar Group Services, INC. 2020 Term Loan B, 10.945%, (TSFR1M + 5.500%), 11/12/26	406,058	0.2
150,000	ProAmpac PG Borrower LLC 2024 Term Loan, 9.329%, (TSFR1M + 4.000%), 09/15/28	150,450	0.1
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
LOANS*: (continued)
	Industrial (continued)
150,000	Radar Bidco Sarl 2024 USD Term Loan B, 9.548%, (TSFR3M + 4.250%), 03/27/31	$150,188	0.1
498,721	Refficiency Holdings LLC 2021 Term Loan, 8.930%, (TSFR1M + 3.750%), 12/16/27	499,656	0.2
471,720	Rockwood Service Corporation 2020 Term Loan, 9.691%, (TSFR1M + 4.000%), 01/23/27	473,783	0.2
666,942	Service Logic Acquisition, Inc Term Loan, 9.574%, (US0003M + 4.000%), 10/29/27	667,775	0.3
451,588	TransDigm, Inc. 2023 Term Loan I, 8.570%, (TSFR3M + 3.250%), 08/24/28	453,018	0.2
182,498	Tutor Perini Corporation Term Loan B, 10.191%, (TSFR1M + 4.750%), 08/18/27	182,194	0.1
544,134	U.S. Silica Company 2023 Term Loan B, 10.082%, (TSFR1M + 4.750%), 03/25/30	545,494	0.2
279,300	VT Topco, Inc. 2023 Term Loan B, 9.579%, (TSFR3M + 4.250%), 08/10/30	280,282	0.1
		8,408,498	3.7
	Industrial Equipment: 3.0%
378,237	AI Aqua Merger Sub, Inc. 2021 1st Lien Term Loan B, 9.072%, (TSFR1M + 3.750%), 07/31/28	379,065	0.2
665,000 (1)	AI Aqua Merger Sub, Inc. 2023 Incremental Term Loan, 9.576%, (TSFR1M + 4.250%), 07/31/28	667,858	0.3
438,159	Alliance Laundry Systems LLC Term Loan B, 8.926%, (TSFR3M + 3.500%), 10/08/27	440,350	0.2
581,283	Clark Equipment Company 2022 Term Loan B, 7.809%, (TSFR3M + 2.500%), 04/20/29	582,736	0.2
745,875	Conair Holdings, LLC Term Loan B, 9.191%, (US0003M + 3.750%), 05/17/28	741,027	0.3
259,350	CPM Holdings, Inc. 2023 Term Loan, 9.826%, (TSFR1M + 4.500%), 09/28/28	260,079	0.1

See Accompanying Notes to Financial Statements

28

PORTFOLIO OF INVESTMENTS
Voya Floating Rate Fund	as of March 31, 2024 (continued)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
LOANS*: (continued)
	Industrial Equipment (continued)
742,500	Filtration Group Corporation 2023 USD Term Loan, 9.695%, (TSFR1M + 4.250%), 10/21/28	$746,279	0.3
733,065	Madison IAQ LLC Term Loan, 8.693%, (US0003M + 3.250%), 06/21/28	732,773	0.3
820,000	SPX Flow, Inc. 2022 Term Loan, 9.926%, (TSFR1M + 4.500%), 04/05/29	824,407	0.4
924,919	Vertical US Newco Inc Term Loan B, 9.081%, (US0006M + 3.500%), 07/30/27	927,179	0.4
617,160	Watlow Electric Manufacturing Company Term Loan B, 9.329%, (TSFR3M + 3.750%), 03/02/28	619,860	0.3
		6,921,613	3.0
	Insurance: 5.2%
761,413	Acrisure, LLC 2020 Term Loan B, 8.945%, (US0001M + 3.500%), 02/15/27	761,830	0.3
715,692	Acrisure, LLC 2021 First Lien Term Loan B, 9.695%, (US0001M + 4.250%), 02/15/27	718,488	0.3
259,557	Acrisure, LLC 2021 Incremental Term Loan B, 9.195%, (US0001M + 3.750%), 02/15/27	259,946	0.1
1,109,554	Alliant Holdings Intermediate LLC, 8.827%, (TSFR1M + 3.500%), 11/06/30	1,115,228	0.5
497,462	AssuredPartners, Inc. 2022 Term Loan, 8.826%, (TSFR1M + 3.500%), 02/12/27	498,457	0.2
601,753	AssuredPartners, Inc. 2023 Term Loan B4, 9.080%, (TSFR1M + 3.750%), 02/12/27	603,007	0.3
861,603	Broadstreet Partners, Inc. 2023 Term Loan B3, 9.080%, (TSFR1M + 4.000%), 01/27/29	865,103	0.4
1,620,000	HUB International Limited 2024 Term Loan B, 8.574%, (TSFR3M + 3.250%), 06/20/30	1,622,098	0.7
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
LOANS*: (continued)
	Insurance (continued)
866,643	IMA Financial Group, Inc. Term Loan, 9.191%, (US0001M + 3.500%), 11/01/28	$869,351	0.4
819	NFP Corp. 2020 Term Loan, 8.695%, (TSFR1M + 3.250%), 02/15/27	821	0.0
1,129,241	OneDigital Borrower LLC 2021 Term Loan, 9.680%, (SOFRRATE + 4.250%), 11/16/27	1,130,653	0.5
1,035,326	Ryan Specialty Group, LLC Term Loan, 8.080%, (TSFR1M + 3.000%), 09/01/27	1,037,914	0.5
944,698	Sedgwick Claims Management Services, Inc. 2023 Term Loan B, 9.076%, (TSFR1M + 3.750%), 02/17/28	947,354	0.4
1,420,860	USI, Inc. 2023 Acquisition Term Loan, 8.598%, (TSFR3M + 3.250%), 09/14/30	1,424,301	0.6
		11,854,551	5.2
	Internet: 0.4%
1,036,137	MH Sub I, LLC 2023 Term Loan, 9.580%, (TSFR1M + 4.250%), 05/03/28	1,031,604	0.4

	Investment Companies: 0.2%
397,514	Aragorn Parent Corporation Term Loan, 9.577%, (TSFR1M + 4.250%), 06/15/28	399,601	0.2

	Leisure Good/Activities/Movies: 2.4%
735,604 (2)	24 Hour Fitness Worldwide, Inc. 2021 Delayed Draw Term Loan, 7.605% (PIK Rate 7.000%, Cash Rate 7.650%), 09/29/25	698,824	0.3
346,351	Alterra Mountain Company 2021 Series B-2 Consenting Term Loan, 8.945%, (US0001M + 3.500%), 08/17/28	348,191	0.2
720,496	Cinemark USA, Inc. 2023 Term Loan B, 9.083%, (TSFR1M + 3.750%), 05/24/30	723,949	0.3

See Accompanying Notes to Financial Statements

29

PORTFOLIO OF INVESTMENTS
Voya Floating Rate Fund	as of March 31, 2024 (continued)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
LOANS*: (continued)
	Leisure Good/Activities/Movies (continued)
571,829	City Football Group Limited Term Loan, 8.443%, (US0003M + 3.000%), 07/21/28	$572,186	0.3
440,908	ClubCorp Holdings, Inc. 2023 Term Loan B2, 10.320%, (TSFR3M + 5.000%), 09/18/26	442,231	0.2
300,129	CWGS Group, LLC 2021 Term Loan B, 7.943%, (US0001M + 2.500%), 06/03/28	293,126	0.1
464,730	MajorDrive Holdings IV LLC Term Loan B, 9.571%, (US0003M + 4.000%), 06/01/28	465,988	0.2
934,561	Playtika Holding Corp 2021 Term Loan, 8.195%, (US0001M + 2.750%), 03/13/28	936,685	0.4
475,067	SRAM, LLC 2021 Term Loan B, 8.195%, (US0001M + 2.750%), 05/18/28	475,364	0.2
466,796	Topgolf Callaway Brands Corp. Term Loan B, 8.926%, (TSFR1M + 3.500%), 03/15/30	467,769	0.2
		5,424,313	2.4
	Leisure Time: 0.2%
95,000 (5)	Alterra Mountain Company 2024 Add-on Term Loan B, 05/31/30	95,594	0.0
150,000	Amer Sports Company USD Term Loan, 8.576%, (TSFR3M + 3.250%), 02/17/31	150,375	0.1
300,000	Bombardier Recreational Products, Inc. 2024 Term Loan B4, 8.079%, (TSFR1M + 2.750%), 01/22/31	300,187	0.1
		546,156	0.2
	Lodging & Casinos: 2.6%
208,425	Alterra Mountain Company 2023 Term Loan B, 9.180%, (TSFR1M + 3.750%), 05/31/30	209,728	0.1
824,807	Arches Buyer Inc. 2021 Term Loan B, 8.680%, (US0001M + 3.250%), 12/06/27	800,664	0.3
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
LOANS*: (continued)
	Lodging & Casinos (continued)
198,476	Century Casinos, Inc 2022 Term Loan, 11.426%, (TSFR1M + 6.000%), 04/02/29	$195,375	0.1
1,055,392	Fertitta Entertainment, LLC 2022 Term Loan B, 9.077%, (SOFRRATE + 4.000%), 01/27/29	1,059,102	0.5
608,481	Flynn Restaurant Group LP 2021 Term Loan B, 9.579%, (TSFR1M + 4.250%), 12/01/28	611,144	0.3
456,550	Golden Entertainment, Inc. 2023 Term Loan B, 8.180%, (TSFR1M + 2.750%), 05/28/30	456,930	0.2
3,186	Hilton Grand Vacations Borrower LLC 2021 Term Loan B, 8.191%, (TSFR1M + 3.000%), 08/02/28	3,192	0.0
670,935	Kingpin Intermediate Holdings LLC 2023 Term Loan B, 8.830%, (TSFR1M + 3.500%), 02/08/28	671,774	0.3
982,825	Scientific Games Holdings LP 2022 USD Term Loan B, 8.580%, (TSFR3M + 3.500%), 04/04/29	983,877	0.4
961,652	Whatabrands LLC 2021 Term Loan B, 8.691%, (US0001M + 3.250%), 08/03/28	963,322	0.4
		5,955,108	2.6
	Machinery — Diversified: 1.0%
569,500	Chart Industries, Inc. 2023 Term Loan B, 8.673%, (TSFR1M + 3.250%), 03/15/30	572,585	0.2
665,000 (5)	Kohler Energy Co LLC USD Term Loan B, 01/30/31	665,000	0.3
438,900	LSF12 Badger Bidco LLC Term Loan B, 11.330%, (TSFR1M + 6.000%), 08/30/30	441,369	0.2
490,000 (5)	Titan Acquisition Limited 2024 Term Loan B, 02/01/29	491,592	0.2
147,688	TK Elevator US Newco Inc USD Term Loan B, 8.798%, (TSFR3M + 3.500%), 04/30/30	148,242	0.1
		2,318,788	1.0

See Accompanying Notes to Financial Statements

30

PORTFOLIO OF INVESTMENTS
Voya Floating Rate Fund	as of March 31, 2024 (continued)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
LOANS*: (continued)
	Media: 0.6%
320,000	Cengage Learning, Inc. 2024 Term Loan B, 9.579%, (TSFR3M + 4.250%), 03/15/31	$320,011	0.2
993,314	Gray Television, Inc. 2023 Term Loan E, 7.940%, (TSFR1M + 2.500%), 01/02/26	982,761	0.4
		1,302,772	0.6
	Mining: 0.2%
373,127	Arsenal AIC Parent LLC 2024 Term Loan B, 9.080%, (TSFR1M + 3.750%), 08/18/30	375,071	0.2

	Mortgage REITs: 0.2%
571,928	Blackstone Mortgage Trust, Inc. 2021 Term Loan B2, 8.195%, (US0001M + 2.750%), 04/23/26	572,643	0.2
	Oil & Gas: 0.6%
285,000	GIP Pilot Acquisition Partners LP Term Loan, 8.327%, (TSFR3M + 3.000%), 10/04/30	286,128	0.1
404,146	M6 ETX Holdings II Midco LLC 2022 Term Loan B 1L, 9.926%, (TSFR1M + 4.500%), 09/19/29	405,599	0.2
663,777	TransMontaigne Operating Company L.P. Term Loan B, 8.941%, (TSFR1M + 3.500%), 11/17/28	664,665	0.3
		1,356,392	0.6
	Packaging&Containers: 0.9%
1,113,698	Charter NEX US, Inc. 2024 Term Loan B, 8.826%, (TSFR1M + 3.500%), 12/01/27	1,116,862	0.5
240,149	Pretium Packaging, LLC First Out Term Loan A, 10.306%, 10/02/28	244,301	0.1
228,658	Pretium Packaging, LLC Second Out Term Loan A1, 9.906%, 10/02/28	205,983	0.1
425,304	Trident TPI Holdings, Inc. 2023 USD Term Loan, 9.809%, (TSFR3M + 4.500%), 09/15/28	426,042	0.2
		1,993,188	0.9
	Pharmaceuticals: 0.4%
937,529 (5)	Jazz Financing Lux S.a.r.l. 2024 Term Loan B, 8.445%, 05/05/28	943,127	0.4
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
LOANS*: (continued)
	Pipelines: 1.4%
610,000	BIP PipeCo Holdings LLC Term Loan B, 8.580%, (TSFR3M + 3.250%), 12/06/30	$611,715	0.3
315,964	GIP III Stetson I, L.P 2023 Term Loan B, 9.680%, (TSFR1M + 4.250%), 10/31/28	317,676	0.2
470,898	Medallion Midland Acquisition, LLC 2023 Term Loan, 8.830%, (TSFR3M + 3.500%), 10/18/28	472,221	0.2
249,373	NorthRiver Midstream Finance LP 2023 USD Term Loan B, 8.330%, (TSFR3M + 3.000%), 08/16/30	249,841	0.1
752,102	Oryx Midstream Services Permian Basin LLC 2024 Term Loan B, 8.436%, (TSFR1M + 3.000%), 10/05/28	755,661	0.3
415,000	WhiteWater DBR HoldCo, LLC Term Loan B, 8.070%, (TSFR3M + 2.750%), 03/03/31	416,383	0.2
276,619	Whitewater Whistler Holdings, LLC 2023 Term Loan B, 8.125%, (TSFR3M + 2.750%), 02/15/30	277,181	0.1
		3,100,678	1.4
	Publishing: 0.3%
693,232	McGraw-Hill Global Education Holdings, LLC 2021 Term Loan, 10.191%, (TSFR3M + 4.750%), 07/28/28	695,351	0.3

	Radio & Television: 1.4%
680,853	DirecTV Financing, LLC Term Loan, 10.445%, (TSFR1M + 5.000%), 08/02/27	684,470	0.3
286,995	E.W. Scripps Company (The) 2019 Term Loan B2, 8.003%, (US0001M + 2.560%), 05/01/26	285,171	0.1
695,234	Gray Television, Inc. 2021 Term Loan D, 8.440%, (TSFR1M + 3.000%), 12/01/28	653,194	0.3
695,715	Houghton Mifflin Harcourt Publishing Company 2022 Term Loan, 10.676%, (TSFR1M + 5.250%), 04/09/29	690,622	0.3

See Accompanying Notes to Financial Statements

31

PORTFOLIO OF INVESTMENTS
Voya Floating Rate Fund	as of March 31, 2024 (continued)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
LOANS*: (continued)
	Radio & Television (continued)
397,990	Red Ventures, LLC 2023 Term Loan B, 8.329%, (TSFR1M + 3.000%), 03/03/30	$397,036	0.2
390,000	Simon & Schuster Inc Term Loan B, 9.317%, (TSFR3M + 4.000%), 10/30/30	391,950	0.2
		3,102,443	1.4
	Rail Industries: 0.6%
417,038	Hertz Corporation, (The) 2021 Term Loan B, 8.691%, (US0003M + 3.250%), 06/30/28	404,483	0.2
80,818	Hertz Corporation, (The) 2021 Term Loan C, 8.691%, (US0001M + 3.250%), 06/30/28	78,394	0.0
249,375	Hertz Corporation, (The) 2023 Incremental Term Loan B, 9.079%, (TSFR1M + 3.750%), 06/30/28	242,465	0.1
579,456	Uber Technologies, Inc. 2023 Term Loan B, 8.079%, (TSFR3M + 2.750%), 03/03/30	582,676	0.3
		1,308,018	0.6
	Retail: 0.8%
65,000	Foundation Building Materials Holding Company LLC 2024 Term Loan B2, 9.313%, (TSFR1M + 4.000%), 01/29/31	65,346	0.0
1,142,801	IRB Holding Corp 2024 Term Loan B, 8.176%, (TSFR1M + 2.750%), 12/15/27	1,144,424	0.5
350,000	Restoration Hardware, Inc. 2022 Incremental Term Loan, 8.676%, (TSFR1M + 3.250%), 10/20/28	344,677	0.2
95,000	SRS Distribution Inc. 2022 Incremental Term Loan, 8.680%, (TSFR1M + 3.250%), 06/02/28	95,475	0.0
150,000	Staples, Inc. Term Loan B2, 9.940%, (US0001M + 4.500%), 09/12/24	150,375	0.1
		1,800,297	0.8
	Retailers (Except Food & Drug): 2.7%
594,161	CNT Holdings I Corp 2020 Term Loan, 8.817%, (TSFR3M + 3.500%), 11/08/27	595,461	0.3
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
LOANS*: (continued)
	Retailers (Except Food & Drug) (continued)
3	Empire Today, LLC 2021 Term Loan B, 10.574%, (US0001M + 5.000%), 04/03/28	$2	0.0
1,478,460	Great Outdoors Group, LLC 2021 Term Loan B1, 9.195%, (US0001M + 3.750%), 03/06/28	1,481,232	0.7
1,186,635	Harbor Freight Tools USA, Inc. 2021 Term Loan B, 8.195%, (TSFR1M + 2.750%), 10/19/27	1,187,346	0.5
503,245	Leslies Poolmart, Inc. 2021 Term Loan B, 8.079%, (US0003M + 2.750%), 03/09/28	503,559	0.2
750,117	Michaels Companies, Inc. 2021 Term Loan B, 9.570%, (TSFR3M + 4.250%), 04/15/28	673,511	0.3
745,473	Petco Health and Wellness Company, Inc. 2021 Term Loan B, 8.821%, (TSFR3M + 3.250%), 03/03/28	691,194	0.3
387,152	Restoration Hardware, Inc. Term Loan B, 7.941%, (US0001M + 2.500%), 10/20/28	378,829	0.2
556,247	Staples, Inc. 7 Year Term Loan, 10.440%, (US0003M + 5.000%), 04/16/26	551,285	0.2
		6,062,419	2.7
	Semiconductors: 0.6%
1,454,326	MKS Instruments, Inc. 2023 Term Loan B, 7.823%, (TSFR1M + 2.500%), 08/17/29	1,456,144	0.6

	Software: 5.0%
715,770	Applied Systems, Inc. 2024 1st Lien Term Loan, 8.809%, (TSFR1M + 3.500%), 02/07/31	720,915	0.3
195,000	Applied Systems, Inc. 2024 2nd Lien Term Loan, 10.559%, (TSFR3M + 5.250%), 02/06/32	202,252	0.1
940,122	AppLovin Corporation 2024 Term Loan (2028), 7.830%, (TSFR1M + 2.500%), 10/25/28	940,856	0.4
363,798	AppLovin Corporation 2024 Term Loan (2030), 7.820%, (TSFR1M + 2.500%), 08/16/30	364,026	0.2

See Accompanying Notes to Financial Statements

32

PORTFOLIO OF INVESTMENTS
Voya Floating Rate Fund	as of March 31, 2024 (continued)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
LOANS*: (continued)
	Software (continued)
1,230,869	Banff Merger Sub Inc 2023 USD Term Loan, 9.580%, (TSFR1M + 4.250%), 12/02/28	$1,239,459	0.5
700,000	Camelot U.S. Acquisition LLC 2024 Term Loan B, 8.076%, (TSFR1M + 2.750%), 01/25/31	700,510	0.3
960,000	Dun & Bradstreet Corporation (The) 2024 Term Loan B, 8.082%, (TSFR1M + 2.750%), 01/18/29	960,900	0.4
298,502	Helios Software Holdings, Inc. 2024 Term Loan, 9.075%, (TSFR3M + 3.750%), 07/18/30	296,139	0.1
600,000	Imagine Learning LLC Term Loan, 8.941%, (TSFR1M + 3.500%), 12/21/29	599,000	0.3
690,049	Open Text Corporation 2023 Term Loan B, 8.176%, (TSFR1M + 2.750%), 01/31/30	691,522	0.3
725,000 (5)	Project Ruby Ultimate Parent Corp. 2024 Incremental Term Loan, 8.941%, 03/10/28	726,812	0.3
263,675	Quartz Acquireco LLC Term Loan B, 8.809%, (TSFR3M + 3.500%), 06/28/30	264,911	0.1
108,192	Rackspace Technology Global, Inc. 2024 First Lien First Out Term Loan, 11.580%, (TSFR1M + 6.250%), 05/15/28	107,651	0.1
797,253	Renaissance Holding Corp. 2024 Term Loan, 9.576%, (TSFR1M + 4.250%), 04/05/30	799,602	0.4
1,696,786	UKG Inc. 2024 Term Loan B, 8.814%, (TSFR3M + 3.500%), 02/10/31	1,706,110	0.8
1,000,000	Waystar Technologies, Inc. 2024 Term Loan B, 9.329%, (TSFR1M + 4.000%), 10/22/29	1,003,438	0.4
		11,324,103	5.0
	Surface Transport: 0.2%
197,292	American Trailer World Corp. Term Loan B, 9.176%, (TSFR1M + 3.750%), 03/03/28	192,880	0.1
373,779	Worldwide Express Operations, LLC 2021 1st Lien Term Loan, 9.571%, (TSFR3M + 4.000%), 07/26/28	372,494	0.1
		565,374	0.2
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
LOANS*: (continued)
	Technology: 5.2%
1,056,666	Asurion LLC 2020 Term Loan B8, 8.691%, (US0003M + 3.250%), 12/23/26	$1,037,954	0.5
530,000	Asurion LLC 2021 2nd Lien Term Loan B3, 10.691%, (US0001M + 5.250%), 01/31/28	480,478	0.2
8,791	Bright Bidco B.V. 2022 Exit Term Loan, 6.317%, 10/31/27	2,373	0.0
744,995	ConnectWise, LLC 2021 Term Loan B, 9.110%, (US0003M + 3.500%), 09/29/28	745,693	0.3
386,666	Constant Contact Inc Term Loan, 9.588%, (US0003M + 4.000%), 02/10/28	376,516	0.2
192,244	Cornerstone OnDemand, Inc. 2021 Term Loan, 9.079%, (TSFR3M + 3.750%), 10/16/28	189,000	0.1
497,788	Cvent, Inc. 2023 Term Loan B, 9.098%, (TSFR3M + 3.750%), 06/17/30	499,111	0.2
625,837	ECI Macola Max Holding, LLC 2020 Term Loan, 9.360%, (TSFR3M + 3.750%), 11/09/27	628,028	0.3
197,772	Epicor Software Corporation 2020 Term Loan, 8.691%, (US0001M + 3.250%), 07/30/27	198,668	0.1
538,650	Epicor Software Corporation 2023 Incremental Term Loan, 9.076%, (TSFR1M + 3.750%), 07/30/27	542,073	0.2
198,500	Indy US Bidco, LLC 2023 USD Fifth Amendment Incremental Term Loan, 11.580%, (TSFR1M + 6.250%), 03/06/28	197,507	0.1
648,522	Informatica LLC 2021 USD Term Loan B, 8.195%, (US0001M + 2.750%), 10/27/28	649,819	0.3
587,079	Intrado Corporation 2023 Term Loan B, 8.809%, (TSFR3M + 4.000%), 01/31/30	588,792	0.3
501,170	Ivanti Software, Inc. 2021 Term Loan B, 9.839%, (US0001M + 4.250%), 12/01/27	468,907	0.2

See Accompanying Notes to Financial Statements

33

PORTFOLIO OF INVESTMENTS
Voya Floating Rate Fund	as of March 31, 2024 (continued)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
LOANS*: (continued)
	Technology (continued)
1,186,930	McAfee, LLC 2022 USD Term Loan B, 9.176%, (TSFR1M + 3.750%), 03/01/29	$1,188,043	0.5
365,000	Mosel Bidco SE USD Term Loan B, 10.059%, (TSFR3M + 4.750%), 08/01/30	366,369	0.2
758,051	Project Boost Purchaser LLC, 8.968%, (US0001M + 3.500%), 05/30/26	760,499	0.3
348,125	SkillSoft Corporation 2021 Term Loan, 10.693%, (TSFR1M + 5.250%), 07/14/28	312,878	0.1
67,517	SS&C Technologies Inc. 2022 Term Loan B6, 7.680%, (TSFR1M + 2.250%), 03/22/29	67,659	0.0
131,231	SS&C Technologies Inc. 2022 Term Loan B7, 7.680%, (TSFR1M + 2.250%), 03/22/29	131,506	0.1
1,166,202	Tibco Software Inc. 2022 USD Term Loan, 9.909%, (TSFR3M + 4.500%), 03/30/29	1,161,549	0.5
398,349	Virtusa Corporation 2022 Incremental Term Loan, 9.060%, (SOFRRATE + 3.750%), 02/15/29	399,532	0.2
765,099	Xperi Corporation 2020 Term Loan B, 8.945%, (US0001M + 3.500%), 06/08/28	766,374	0.3
		11,759,328	5.2
	Telecommunications: 2.6%
495,273	Altice France S.A. 2023 USD Term Loan B14, 10.814%, (TSFR3M + 5.500%), 08/15/28	390,028	0.2
457,920	Asurion LLC 2021 Term Loan B9, 8.691%, (US0003M + 3.250%), 07/31/27	441,415	0.2
427,434	Cablevision Lightpath LLC Term Loan B, 8.690%, (US0001M + 3.250%), 11/30/27	423,267	0.2
670,678	CCI Buyer, Inc. Term Loan, 9.320%, (TSFR3M + 4.000%), 12/17/27	667,564	0.3
1,059	CenturyLink, Inc. 2020 Term Loan B, 7.691%, (US0001M + 2.250%), 03/15/27	786	0.0
748,057	Connect Finco Sarl 2021 Term Loan B, 8.826%, (US0001M + 3.500%), 12/11/26	748,317	0.3
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
LOANS*: (continued)
	Telecommunications (continued)
447,122	Eagle Broadband Investments LLC Term Loan, 8.571%, (US0003M + 3.000%), 11/12/27	$444,607	0.2
570,562	GOGO Intermediate Holdings LLC Term Loan B, 9.191%, (US0003M + 3.750%), 04/30/28	570,339	0.2
158,845	GoTo Group, Inc. 2024 First Out Term Loan, 10.173%, (TSFR1M + 4.750%), 04/30/28	151,797	0.1
158,845 (5)	GoTo Group, Inc. 2024 Second Out Term Loan, 10.173%, 04/30/28	122,311	0.0
597,722	ViaSat, Inc. Term Loan, 9.826%, (TSFR1M + 4.500%), 03/02/29	581,882	0.3
910,000	Virgin Media Bristol LLC 2020 USD Term Loan Q, 8.690%, (US0001M + 3.250%), 01/31/29	903,870	0.4
450,000	Ziggo Financing Partnership USD Term Loan I, 7.940%, (US0001M + 2.500%), 04/30/28	443,531	0.2
		5,889,714	2.6
	Transportation: 0.2%
499,956	Kenan Advantage Group, Inc. 2024 Term Loan B3, 9.080%, (TSFR1M + 3.750%), 01/25/29	500,832	0.2
39,344	XPO Logistics, Inc. 2023 Term Loan, 7.319%, (TSFR1M + 2.000%), 02/28/31	39,365	0.0
		540,197	0.2
	Utilities: 0.6%
242,723	Nautilus Power, LLC 2023 Term Loan B, 10.860%, (TSFR3M + 5.250%), 11/16/26	206,315	0.1
450,000	NRG Energy Inc. 2024 Term Loan, 7.298%, (TSFR3M + 2.000%), 04/16/31	449,721	0.2
718,412	Waterbridge Midstream Operating LLC Term Loan B, 11.336%, (US0003M + 5.750%), 06/22/26	721,255	0.3
		1,377,291	0.6
	Total Loans
	(Cost $213,211,797)	213,967,942	94.0

See Accompanying Notes to Financial Statements

34

PORTFOLIO OF INVESTMENTS
Voya Floating Rate Fund	as of March 31, 2024 (continued)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 5.2%
	Basic Materials: 0.2%
500,000 #	INEOS Quattro Finance 2 Plc, 3.375%, 01/15/26	$477,586	0.2

	Communications: 0.2%
500,000 #	ViaSat, Inc., 5.625%, 04/15/27	473,820	0.2

	Consumer, Cyclical: 1.5%
300,000	Ford Motor Credit Co. LLC, 4.125%, 08/17/27	284,840	0.1
500,000 #	Gap, Inc./The, 3.875%, 10/01/31	423,463	0.2
350,000 #	Lithia Motors, Inc., 4.375%, 01/15/31	313,807	0.2
500,000 #	SRS Distribution, Inc., 6.125%, 07/01/29	510,410	0.2
500,000 #	Taylor Morrison Communities, Inc., 5.750%, 01/15/28	496,927	0.2
500,000 #	Tempur Sealy International, Inc., 3.875%, 10/15/31	425,093	0.2
500,000 #	Williams Scotsman International, Inc., 4.625%, 08/15/28	473,440	0.2
500,000 #	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.250%, 05/15/27	490,027	0.2
		3,418,007	1.5
	Consumer, Non-cyclical: 0.8%
500,000 #	ADT Security Corp./The, 4.125%, 08/01/29	458,553	0.2
500,000 #	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 4.875%, 02/15/30	476,041	0.2
500,000 #	Primo Water Holdings, Inc., 4.375%, 04/30/29	460,268	0.2
500,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 05/09/27	482,820	0.2
		1,877,682	0.8
	Energy: 0.9%
500,000 #	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.250%, 04/01/28	495,032	0.3
500,000 #	Atlantica Sustainable Infrastructure PLC, 4.125%, 06/15/28	459,814	0.2
500,000 #	Hilcorp Energy I L.P. / Hilcorp Finance Co., 6.000%, 04/15/30	490,019	0.2
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
500,000	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 05/15/29	$465,214	0.2
		1,910,079	0.9
	Financial: 0.6%
500,000 #	OneMain Finance Corp., 5.375%, 11/15/29	470,511	0.2
500,000 #	PRA Group, Inc., 5.000%, 10/01/29	421,822	0.2
500,000 #	United Wholesale Mortgage LLC, 5.750%, 06/15/27	486,584	0.2
		1,378,917	0.6
	Industrial: 0.6%
250,000 #	Cascades, Inc./Cascades USA, Inc., 5.375%, 01/15/28	240,368	0.1
500,000 #	Rolls-Royce PLC, 5.750%, 10/15/27	501,803	0.3
500,000 #	Standard Industries, Inc./NJ, 4.750%, 01/15/28	477,581	0.2
		1,219,752	0.6
	Technology: 0.4%
550,000 #	Entegris Escrow Corp., 6.950%, 06/15/30	544,017	0.2
500,000 #	Open Text Corp., 3.875%, 12/01/29	446,005	0.2
		990,022	0.4
	Total Corporate Bonds/Notes (Cost $11,662,611)	11,745,865	5.2

Shares		Value	Percentage of Net Assets
EQUITIES AND OTHER ASSETS: 1.5%
408,271 (3)(4)	24 Hour Fitness Worldwide, Inc.	3,266	0.0
544,388 (3)(4)	24 Hour Fitness Worldwide, Inc. - Preferred	54	0.0
39,445 (4)	Cumulus Media, Inc. Class-A	141,607	0.1
3,911 (3)	Harvey Gulf International Marine LLC	125,152	0.1
7,471 (3)(4)	iQor	6,851	0.0
102,480 (3)	Longview Power LLC	368,928	0.1
5,913,978 (3)(4)	Save-A-Lot, Inc. / Moran Foods	—	0.0
42,856 (3)(4)	The Oneida Group (formerly EveryWare Global, Inc.)	429	0.0
188 (3)(4)	Travelport Finance (Luxembourg) S.a.r.l.	266,960	0.1
30,272 (3)(4)	Yak Access LLC Common Unit Series A	29,516	0.0

See Accompanying Notes to Financial Statements

35

PORTFOLIO OF INVESTMENTS
Voya Floating Rate Fund	as of March 31, 2024 (continued)

Shares		Value	Percentage of Net Assets
EQUITIES AND OTHER ASSETS: (continued)
5,388 (3)(4)	Yak Access LLC Common Unit Series B	$5,253	0.0
2,504,610 (4)	Yak Access LLC Preferred Series B1	2,504,611	1.1
23,080 (4)	Yak Access LLC Preferred Series B2	23,080	0.0
	Total Equities and Other Assets (Cost $3,696,239)	3,475,707	1.5
	Total Investments (Cost $228,570,647)	$229,189,514	100.7
	Liabilities in Excess of Other Assets	(1,667,911)	(0.7)
	Net Assets	$227,521,603	100.0

*	Loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate (“LIBOR”) and other short-term rates.
†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(1)	All or a portion of this holding is subject to unfunded loan commitments. Please refer to Note 9 for additional details.

(2)	All or a portion of this Loan is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(4)	Non-income producing security.

(5)	Contract rates that are not disclosed do not take effect until settlement date and have yet to be determined.

Reference Rate Abbreviations:

SOFRRATE	1-day Secured Overnight Financing Rate
TSFR1M	1-month CME Term Secured Overnight Financing Rate
TSFR3M	3-month CME Term Secured Overnight Financing Rate
US0001M	1-month LIBOR
US0003M	3-month LIBOR
US0006M	6-month LIBOR

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the assets and liabilities

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2024
Asset Table
Investments, at fair value
Loans	$—	$213,967,942	$—	$213,967,942
Equities and Other Assets	141,607	2,527,691	806,409	3,475,707
Corporate Bonds/Notes	—	11,745,865	—	11,745,865
Total Investments, at fair value	$141,607	$228,241,498	$806,409	$229,189,514

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At March 31, 2024, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $228,679,900.

Net unrealized appreciation consisted of:

Gross Unrealized Appreciation	$4,706,197
Gross Unrealized Depreciation	(4,196,583)
Net Unrealized Appreciation	$509,614

See Accompanying Notes to Financial Statements

36

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended March 31, 2024 were as follows:

		Per Share
Fund Name	Type	Amount

Voya Floating Rate Fund
Class A	NII	$0.7740
Class C	NII	$0.7116
Class I	NII	$0.7948
Class R	NII	$0.7533
Class W	NII	$0.7948

NII – Net investment income

Pursuant to Internal Revenue Code Section 871(k)(1), Voya Floating Rate Fund designates 95.45% of net investment income distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

37

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees

Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Trustee	January 2020 – Present November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	138	Stanley Global Engineering (2020 – Present).

John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	138	None.

Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258	Trustee	August 2015 – Present	Retired.	138	None.

Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	138	None.

Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	138	Centerra Gold Inc. (May 2008 – Present).

Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	October 2015 – Present	Retired.	138	None.

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2024.

38

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023 – Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).

Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Head of Investment Risk for Equity and Funds, Voya Investment Management (April 2024 – Present); Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present). Formerly, Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – March 2024); Vice President, Voya Investments, LLC (September 2018 – March 2020).

Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017 – December 2022).

Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).

Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).

Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).

Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	September 2023 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (September 2023 – Present); Formerly, Vice President, Voya Investments, LLC (October 2015 – September 2023); Vice President, Voya Funds Services, LLC (July 2007 – September 2023).

Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022).

39

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 – Present September 2020 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 – March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).

Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Future State Operating Model Design, Voya Investment Management (April 2023 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present).

Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).

Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	October 2000 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).

Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).

Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).

Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President and Assistant Secretary	March 2024 – Present	Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2024 – Present). Formerly, Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – February 2024); Attorney, Ropes & Gray LLP (October 2011 – April 2019).

Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2024 – Present). Formerly, Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – February 2024); Associate, Dechert LLP (October 2018 – November 2021).

Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present	Compliance Manager, Voya Financial, Inc. (March 2023 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present). Formerly, Compliance Consultant, Voya Financial, Inc. (January 2019 – February 2023).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

40

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT

At a meeting held on November 16, 2023, the Board of Trustees (“Board”) of Voya Funds Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Floating Rate Fund, a series of the Trust (the “Fund”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Fund, and the sub-advisory contract (the “Sub-Advisory Contract,” and together with the Management Contract, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”), for an additional one-year period ending November 30, 2024.

In addition to the Board meeting on November 16, 2023, the Independent Trustees also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2023 and November 14, 2023. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Fund (“Selected Peer Group”) based on the Fund’s particular attributes; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the omission of any such information was determined to not be material to the Board’s considerations.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Fund, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Fund as set forth in the Management Contract, including oversight of the Fund’s operations and risk management and the oversight of its various other service providers.

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program,

41

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (continued)

performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Fund under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Fund are complied with on a consistent basis.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Fund and the level of resources committed to the Fund (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Fund.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.

Fund Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar, Inc. (an independent provider of mutual fund data) category and primary benchmark, a broad-based securities market index. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as the Fund grows larger and the extent to which any such economies are shared with the Fund. In this regard, the Board noted the breakpoints in the management fee schedule that will result in a lower management fee rate when the Fund achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, in addition to the management fee breakpoints, the Fund has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with the Fund through such fee waivers, expense reimbursements or other expense reductions. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Fund, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Fund, including whether the Manager proposed any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

42

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (continued)

The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to its services to the Fund. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Fund both with and without taking into account the profitability of the distributor of the Fund and any revenue sharing payments made by the Manager.

Although the Methodology Guide establishes a framework for profit calculation by the Manager and its affiliated Sub-Adviser, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Fund. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Fund. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Fund and the Manager’s and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Fund Analysis

Set forth below are certain of the specific factors that the Board considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings in relation to approving the Fund’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The performance data provided to the Board primarily was for various periods ended March 31, 2023. In addition, the Board also considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings certain additional data regarding the Fund’s more recent performance, asset levels and asset flows. The Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

In considering whether to approve the renewal of the Contracts for the Fund, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Fund is ranked in the second quintile of its Morningstar, Inc. category for the year-to-date period, the fourth quintile for the three-year period, and the fifth quintile for the one-year, five-year and ten-year periods; and (2) the Fund underperformed its primary benchmark for all periods presented.

In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of security selection and sector positioning on the Fund’s performance; (2) changes to the Fund’s investment strategy in November 2021 and the Board’s consideration that it is reasonable to provide more time for the purpose of evaluating any impact on performance; (3) its confidence in the Sub-Adviser’s ability to execute the Fund’s investment strategy; and (4) the recent changes to the Fund’s portfolio management team.

In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group.

43

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (continued)

In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Fund’s pricing is competitive.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to the Fund and that approval of the continuation of the Contracts is in the best interests of the Fund and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to the Fund’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2024.

44

Investment Adviser	Independent Registered Public Accounting Firm
Voya Investments, LLC	Ernst & Young LLP
7337 East Doubletree Ranch Road, Suite 100	200 Clarendon Street
Scottsdale, Arizona 85258	Boston, Massachusetts 02116

Distributor	Custodian
Voya Investments Distributor, LLC	State Street Bank and Trust Company
7337 East Doubletree Ranch Road, Suite 100	801 Pennsylvania Avenue
Scottsdale, Arizona 85258	Kansas City, Missouri 64105

Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (U.S.) Inc.	Ropes & Gray LLP
301 Bellevue Parkway	Prudential Tower
Wilmington, Delaware 19809	800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	163061 (0324)

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 13(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Registrant’s current Independent Registered Public Accounting Firm, billed and paid to the Fund during the Fund’s fiscal years ended March 31, 2024 and March 31, 2023.

(a)	Audit Fees: The aggregate fees billed and paid for each of the last two fiscal years for professional services rendered by Ernst & Young LLP (“EY”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $241,753 for the year ended March 31, 2024 and $227,340 for the year ended March 31, 2023.

(b)	Audit-Related Fees: The aggregate fees billed and paid in each of the last two fiscal years for assurance and related services by EY that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended March 31, 2024 and $0 for the year ended March 31, 2023.

(c)	Tax Fees: The aggregate fees billed and paid in each of the last two fiscal years for professional services rendered by EY for tax compliance, tax advice, and tax planning were $87,892 for the year ended March 31, 2024 and $61,300 for the year ended March 31, 2023. Such services included review of excise distribution calculations (if applicable), preparation of the Registrants’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed and paid in each of the last two fiscal years for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended March 31, 2024 and $0 for the year ended March 31, 2023.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.            Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

1

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.            Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-CEN or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.            Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.            Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.       Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.            Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.            Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved:    November 16, 2023

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2024 through December 31, 2024

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $840 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2024 through December 31, 2024

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2024 through December 31, 2024

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions (Funds fees)	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued Pre-Approved Tax Services for the Pre-Approval Period January 1, 2024 through December 31, 2024

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Tax compliance services related to return preparation for the Funds (Adviser Fees)		√	As presented to Audit Committee[3]
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period
EU Reclaims IRS Closing Agreement Filings	√		$20,000 per Fund first closing agreement, $5,000 for subsequent closing agreements for same Fund

[3]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2024 through December 31, 2024

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:            January 1, 2024 to December 31, 2024

●	Bookkeeping or other services related to the accounting records or financial statements of the Funds

●	Financial information systems design and implementation

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

●	Actuarial services

●	Internal audit outsourcing services

●	Management functions

●	Human resources

●	Broker-dealer, investment adviser, or investment banking services

●	Legal services

●	Expert services unrelated to the audit

●	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA CREDIT INCOME FUND

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed and paid to the Registrant by the independent registered public accounting firm for the Registrant’s fiscal years ended March 31, 2024 and March 31, 2023; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2024	2023
Voya Funds Trust	$87,892	$61,300
Voya Investments, LLC (1)	$20,108,761	$12,786,749

(1) The Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

(i)            Not applicable.

(j)            Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)           Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)           Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(2)(1)	Not applicable.

(a)(2)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Funds Trust

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: June 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: June 7, 2024

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 7, 2024